UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 345-6611

Date of fiscal year end: August 31

Date of reporting period: February 29, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SemiAnnual Report
February 29, 2020
Multi-Manager Alternative Strategies Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Multi-Manager Alternative Strategies Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Alternative Strategies Fund  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks capital appreciation with an emphasis on absolute (positive) returns.
Portfolio management
AlphaSimplex Group, LLC
Alexander Healy, Ph.D.
Kathryn Kaminski, Ph.D., CAIA
Philippe Lüdi, Ph.D., CFA
John Perry, Ph.D.
Robert Rickard
AQR Capital Management, LLC
Clifford Asness, Ph.D., M.B.A.
John Liew, Ph.D., M.B.A.
Yao Hua Ooi
Ari Levine, M.S.
Manulife Investment Management (US) LLC
Daniel Janis III
Christopher Chapman, CFA
Thomas Goggins
Kisoo Park
TCW Investment Management Company LLC
Stephen Kane, CFA
Laird Landmann
Tad Rivelle
Bryan Whalen, CFA
Water Island Capital, LLC
Edward Chen
Roger Foltynowicz, CFA, CAIA
Gregg Loprete
Todd Munn
Average annual total returns (%) (for the period ended February 29, 2020)
	Inception	6 Months cumulative	1 Year	5 Years	Life
Institutional Class*	01/03/17	-0.94	5.13	-1.03	1.28
FTSE Three-Month U.S. Treasury Bill Index		0.90	2.12	1.10	0.72
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Returns shown for periods prior to the inception date of a class include the returns of the Fund’s Class A shares for the period from April 23, 2012 (the inception date of the Fund) through January 2, 2017, and for Institutional 3 Class shares, include the returns of the Fund’s Institutional Class shares for the period from January 3, 2017 through the inception date of the class. Class A shares were offered prior to the Fund’s Institutional Class shares but have since been merged into the Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The FTSE Three-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2020	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown — long positions (%) (at February 29, 2020)
Asset-Backed Securities — Agency	0.0(a)
Asset-Backed Securities — Non-Agency	5.4
Commercial Mortgage-Backed Securities - Agency	4.6
Commercial Mortgage-Backed Securities - Non-Agency	2.5
Commercial Paper	0.1
Common Stocks	20.5
Convertible Bonds	1.0
Convertible Preferred Stocks	0.9
Corporate Bonds & Notes	20.7
Foreign Government Obligations	6.5
Municipal Bonds	0.4
Options Purchased Calls	0.0(a)
Preferred Debt	0.0(a)
Preferred Stocks	0.2
Residential Mortgage-Backed Securities - Agency	1.0
Residential Mortgage-Backed Securities - Non-Agency	8.5
Treasury Bills	6.6
U.S. Treasury Obligations	2.1
Warrants	0.0(a)
Short-Term Investments Segregated in Connection with Open Derivatives Contracts(b)	25.2
Total	106.2

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds (amounting to $117.1 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives which provide exposure to multiple markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.
Percentages indicated are based upon total investments including options purchased, net of investments sold short and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Portfolio breakdown — short positions (%) (at February 29, 2020)
Common Stocks	(6.2)
Percentages indicated are based upon total investments including options purchased, net of investments sold short and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Market exposure through derivatives investments (% of notional exposure) (at February 29, 2020)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	113.7	(3.1)	110.6
Commodities Derivative Contracts	3.1	(6.3)	(3.2)
Equity Derivative Contracts	11.3	(0.3)	11.0
Foreign Currency Derivative Contracts	28.3	(46.7)	(18.4)
Total Notional Market Value of Derivative Contracts	156.4	(56.4)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income, commodity and equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments, and Note 2 of the Notes to Consolidated Financial Statements.

4	Multi-Manager Alternative Strategies Fund | Semiannual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2019 — February 29, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	990.60	1,018.30	6.53	6.62	1.32
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2020	5

Consolidated Portfolio of Investments
February 29, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Agency 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States Small Business Administration
Series 2008-20L Class 1
12/01/2028	6.220%	195,835	212,816
Total Asset-Backed Securities — Agency (Cost $214,265)			212,816

Asset-Backed Securities — Non-Agency 5.0%

American Express Credit Account Master Trust
Series 2019-1 Class A
10/15/2024	2.870%	160,000	165,431
Barings CLO Ltd.(a),(b)
Series 2013-IA Class AR
3-month USD LIBOR + 0.800% Floor 0.800% 01/20/2028	2.619%	120,000	120,006
Series 2018-3A Class A1
3-month USD LIBOR + 0.950% 07/20/2029	2.769%	450,000	449,351
BlueMountain CLO Ltd.(a),(b)
Series 2013-1A Class A1R2
3-month USD LIBOR + 1.230% Floor 1.230% 01/20/2029	3.049%	400,000	400,150
Series 2015-2A Class A1R
3-month USD LIBOR + 0.930% Floor 0.930% 07/18/2027	2.749%	425,000	425,001
Capital Automotive LP(a)
Subordinated Series 2020-1A Class B3
02/15/2050	4.950%	170,000	176,800
Cedar Funding II CLO Ltd.(a),(b)
Series 2013-1A Class A1R
3-month USD LIBOR + 1.230% 06/09/2030	3.115%	750,000	749,787
Conseco Finance Corp.(c)
Series 2096-9 Class M1
08/15/2027	7.630%	545,338	599,697
DB Master Finance LLC(a)
CMO Series 2017-1A Class A2I
11/20/2047	3.629%	195,500	201,313
Series 2019-1A Class A2I
05/20/2049	3.787%	188,575	194,645
Series 2019-1A Class A2II
05/20/2049	4.021%	99,250	105,790
Discover Card Execution Note Trust
Series 2019-A1 Class A1
07/15/2024	3.040%	150,000	154,770
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Domino’s Pizza Master Issuer LLC(a),(b)
CMO Series 2017-1A Class A2I
3-month USD LIBOR + 1.250% 07/25/2047	3.044%	366,562	364,766
Dryden 30 Senior Loan Fund(a),(b)
Series 2013-30A Class AR
3-month USD LIBOR + 0.820% 11/15/2028	2.512%	260,000	259,132
Eaton Vance CLO Ltd.(a),(b)
Series 2013-1A Class A1RR
3-month USD LIBOR + 1.160% 01/15/2028	2.991%	310,000	310,003
ECMC Group Student Loan Trust(a),(b)
Series 2016-1A Class A
1-month USD LIBOR + 1.350% 07/26/2066	2.977%	749,711	755,796
Education Loan Asset-Backed Trust I(a),(b)
Series 2013-1 Class A2
1-month USD LIBOR + 0.800% Floor 0.800% 04/26/2032	2.427%	436,000	432,367
EFS Volunteer No. 2 LLC(a),(b)
Series 2012-1 Class A2
1-month USD LIBOR + 1.350% Floor 1.350% 03/25/2036	2.977%	516,367	521,651
FOCUS Brands Funding LLC(a)
CMO Series 2017-1 Class A2II
04/30/2047	5.093%	160,463	173,215
Ford Credit Auto Owner Trust
Series 2016-C Class A3
03/15/2021	1.220%	13	13
GoldenTree Loan Opportunities IX Ltd.(a),(b)
Series 2014-9A Class AR2
3-month USD LIBOR + 1.110% Floor 1.110% 10/29/2029	2.885%	190,000	190,100
Jack In The Box Funding LLC(a)
Series 2019-1A Class A2II
08/25/2049	4.476%	124,688	129,845
JG Wentworth XXII LLC(a)
Series 2010-3A Class A
12/15/2048	3.820%	550,477	576,469
LCM(a),(b)
Series 2019A Class AR
3-month USD LIBOR + 1.240% Floor 1.240% 07/15/2027	3.071%	200,000	199,900
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
6	Multi-Manager Alternative Strategies Fund | Semiannual Report 2020

Consolidated Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LCM XXI LP(a),(b)
Series 20 18-21A Class AR
3-month USD LIBOR + 0.880% 04/20/2028	2.699%	450,000	449,896
Madison Park Funding XXX Ltd.(a),(b)
Series 2018-30A Class A
3-month USD LIBOR + 0.750% Floor 0.750% 04/15/2029	2.581%	400,000	396,125
Magnetite VII Ltd.(a),(b)
Series 2012-7A Class A1R2
3-month USD LIBOR + 0.800% 01/15/2028	2.631%	425,000	423,324
MVW Owner Trust(a)
Series 2018-1A Class A
01/21/2036	3.450%	90,422	93,725
Navient Student Loan Trust(b)
Series 2014-1 Class A3
1-month USD LIBOR + 0.510% Floor 0.510% 06/25/2031	2.137%	553,201	543,597
Navient Student Loan Trust(a),(b)
Series 2016-1A Class A
1-month USD LIBOR + 0.700% 02/25/2070	2.327%	495,556	493,066
Series 2016-2 Class A3
1-month USD LIBOR + 1.500% 06/25/2065	3.127%	729,000	748,708
Series 2017-3A Class A3
1-month USD LIBOR + 1.050% 07/26/2066	2.677%	750,000	750,030
Series 2018-3A Class A3
1-month USD LIBOR + 0.800% 03/25/2067	2.427%	900,000	899,999
Series 2019-3A Class A
1-month USD LIBOR + 0.830% Floor 0.830% 07/25/2068	2.457%	727,782	727,781
Nelnet Student Loan Trust(a),(b)
Series 2012-1A Class A
1-month USD LIBOR + 0.800% Floor 0.800% 12/27/2039	2.427%	436,720	436,144
NextGear Floorplan Master Owner Trust(a)
Series 2018-2A Class A2
10/16/2023	3.690%	175,000	182,026
Recette CLO Ltd.(a),(b)
Series 2015-1A Class AR
3-month USD LIBOR + 0.920% 10/20/2027	2.739%	159,167	159,223
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SLC Student Loan Trust(b)
Series 2006-1 Class A6
3-month USD LIBOR + 0.160% Floor 0.160% 03/15/2055	2.054%	841,000	788,510
SLM Student Loan Trust(a),(b)
Series 2003-10A Class A3
3-month USD LIBOR + 0.470% 12/15/2027	2.364%	296,643	296,855
Series 2004-3 Class A6A
3-month USD LIBOR + 0.550% Floor 0.550% 10/25/2064	2.344%	890,178	878,265
SLM Student Loan Trust(b)
Series 2007-3 Class A4
3-month USD LIBOR + 0.060% Floor 0.060% 01/25/2022	1.854%	745,008	724,506
Series 2007-6 Class A4
3-month USD LIBOR + 0.380% Floor 0.380% 10/25/2024	2.174%	216,538	216,673
Series 2008-2 Class B
3-month USD LIBOR + 1.200% Floor 1.200% 01/25/2083	2.994%	740,000	678,405
Series 2008-4 Class A4
3-month USD LIBOR + 1.650% Floor 1.650% 07/25/2022	3.444%	410,018	411,330
Series 2008-5 Class A4
3-month USD LIBOR + 1.700% Floor 1.700% 07/25/2023	3.494%	275,285	277,385
Series 2008-6 Class A4
3-month USD LIBOR + 1.100% 07/25/2023	2.894%	339,344	335,935
Series 2008-7 Class B
3-month USD LIBOR + 1.850% Floor 1.850% 07/26/2083	3.644%	500,000	490,062
Series 2008-9 Class A
3-month USD LIBOR + 1.500% Floor 1.500% 04/25/2023	3.294%	243,859	244,658
Series 2011-2 Class A2
1-month USD LIBOR + 1.200% Floor 1.200% 10/25/2034	2.827%	1,040,000	1,053,075

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2020	7

Consolidated Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2012-1 Class A3
1-month USD LIBOR + 0.950% Floor 0.950% 09/25/2028	2.577%	508,759	498,355
Series 2014-2 Class A3
1-month USD LIBOR + 0.590% Floor 0.590% 03/25/2055	2.217%	419,057	410,721
Subordinated Series 2004-10 Class B
3-month USD LIBOR + 0.370% Floor 0.370% 01/25/2040	2.164%	422,525	387,617
Subordinated Series 2007-2 Class B
3-month USD LIBOR + 0.170% 07/25/2025	1.964%	700,000	632,651
Subordinated Series 2007-3 Class B
3-month USD LIBOR + 0.150% Floor 0.150% 01/25/2028	1.944%	700,000	623,816
Subordinated Series 2012-7 Class B
1-month USD LIBOR + 1.800% Floor 1.800% 09/25/2043	3.427%	550,000	546,177
Store Master Funding I-VII(a)
Subordinated Series 2019-1 Class A2
11/20/2049	3.650%	298,456	331,955
Taco Bell Funding LLC(a)
Series 2016-1A Class A23
05/25/2046	4.970%	374,412	407,810
Treman Park CLO Ltd.(a),(b)
Series 2015-1A Class ARR
3-month USD LIBOR + 1.070% Floor 1.070% 10/20/2028	2.889%	850,000	850,075
Verizon Owner Trust
Series 2020-A Class A1A
07/22/2024	1.850%	225,000	228,228
Total Asset-Backed Securities — Non-Agency (Cost $25,111,277)			25,272,706

Commercial Mortgage-Backed Securities - Agency 4.2%

Federal Home Loan Mortgage Corp.
04/01/2036	3.141%	347,993	383,615
Federal Home Loan Mortgage Corp. Multifamily Pass-through REMIC Trust(c),(d)
Series 2019-P002 Class X
07/25/2033	1.138%	705,000	78,596
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-through Certificates(c),(d)
Series K051 Class X3
10/25/2043	1.614%	2,100,000	168,492
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series K737 Class X1
10/25/2026	0.638%	3,299,564	125,086
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-through Certificates(c),(d),(e)
Series KHG2 Class X
02/25/2030	0.406%	1,280,000	34,385
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(c),(d)
CMO Series K014 Class X1
04/25/2021	1.149%	5,037,763	50,757
CMO Series K057 Class X1
07/25/2026	1.190%	3,948,307	256,511
Series 2016-KIR1 Class X
03/25/2026	1.068%	4,864,951	272,803
Series 2018-K732 Class X3
05/25/2046	2.173%	1,350,000	142,360
Series 2019-K093 Class XAM
05/25/2029	1.191%	1,770,000	182,510
Series K015 Class X3
08/25/2039	2.808%	2,000,000	70,394
Series K021 Class X3
07/25/2040	1.968%	1,550,000	62,198
Series K022 Class X3
08/25/2040	1.813%	1,550,000	61,171
Series K025 Class X3
11/25/2040	1.751%	2,400,000	103,666
Series K035 Class X3
12/25/2041	1.791%	3,000,000	176,672
Series K043 Class X3
02/25/2043	1.635%	3,951,044	286,505
Series K054 Class X1
01/25/2026	1.173%	2,596,798	158,140
Series K060 Class X3
12/25/2044	1.894%	1,350,000	153,044
Series K0728 Class X3
11/25/2045	1.954%	1,975,000	158,178
Series K714 Class X1
10/25/2020	0.716%	5,518,357	7,061
Series K717 Class X3
11/25/2042	1.625%	3,500,000	77,856
Series K734 Class X1
02/25/2026	0.648%	4,146,935	142,073
Series K736 Class X1
07/25/2026	1.312%	2,449,685	174,243
Series KC07 Class X1
09/25/2026	0.726%	4,000,000	152,807

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
8	Multi-Manager Alternative Strategies Fund | Semiannual Report 2020

Consolidated Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series KL05 Class X1HG
12/25/2027	1.223%	2,400,000	190,622
Series KS06 Class X
08/25/2026	1.070%	2,764,569	143,942
Series KS11 Class XFX
06/25/2029	1.598%	600,000	73,290
Series Q004 Class XFL
10/25/2021	1.314%	4,021,530	116,236
Subordinated Series K056 Class X1
05/25/2026	1.263%	2,921,115	196,238
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
CMO Series K151 Class A3
04/25/2030	3.511%	710,000	817,480
Series KJ25 Class A1
11/25/2024	2.149%	351,705	358,975
Series KJ26 Class A1
07/25/2025	2.135%	860,570	879,269
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(c)
Series Q004 Class A2H
01/25/2021	2.937%	517,286	521,344
Series Q006 Class APT1
07/25/2026	2.644%	826,412	859,055
Series Q007 Class APT2
10/25/2047	3.328%	686,391	723,325
Series Q010 Class APT1
04/25/2046	2.836%	586,718	595,122
Series Q010 Class APT2
12/25/2047	2.941%	319,117	326,391
Federal National Mortgage Association
12/01/2020	3.270%	14,867	15,052
12/01/2021	3.300%	767,476	789,483
12/01/2024	3.190%	490,277	526,591
11/01/2026	3.355%	486,939	529,997
08/01/2027	3.980%	540,984	616,054
09/01/2027	3.190%	265,370	292,507
04/01/2028	3.050%	390,000	428,153
09/01/2028	3.500%	225,000	253,096
12/01/2028	3.950%	200,000	232,529
01/01/2029	3.690%	320,000	368,889
06/01/2029	3.950%	425,000	497,760
01/01/2030	3.370%	436,356	493,656
02/01/2030	3.130%	100,000	111,746
08/01/2030	3.550%	242,135	278,499
11/01/2030	3.820%	400,000	472,567
03/01/2031	3.030%	390,796	433,996
07/01/2032	3.010%	300,561	335,773
04/01/2033	3.430%	250,000	291,609
05/01/2033	3.500%	175,000	204,079
11/01/2033	4.030%	95,000	114,730
11/01/2033	4.095%	75,000	93,298
01/01/2034	3.900%	150,000	182,635
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
01/01/2034	4.170%	105,000	129,671
05/01/2034	3.450%	610,000	718,815
09/01/2034	3.430%	350,000	416,339
11/01/2037	3.210%	845,242	951,185
04/01/2043	4.100%	388,025	440,034
Series 2012-M1 Class A2
10/25/2021	2.729%	546,136	556,104
Federal National Mortgage Association(b),(d)
Series 2011-M9 Class SA
-1.0 x 1-month USD LIBOR + 6.350% Cap 6.350% 01/25/2021	4.689%	989,325	9,631
Federal National Mortgage Association(c),(d)
Series 2016-M11B Class X2
07/25/2039	2.729%	2,460,631	112,845
Series 2016-M4 Class X2
01/25/2039	2.654%	858,052	65,244
Series 2019-M29 Class X4
03/25/2029	0.700%	4,300,000	230,135
FRESB Mortgage Trust(b)
Series 2016-SB24 Class A5H
1-month USD LIBOR + 2.000% Floor 2.000% 10/25/2036	2.000%	404,032	406,156
Government National Mortgage Association(c),(d)
CMO Series 2014-103 Class IO
05/16/2055	0.408%	2,446,659	45,506
Series 2011-53 Class IO
05/16/2051	0.000%	2,287,893	2,784
Series 2012-4 Class IO
05/16/2052	0.083%	6,075,238	29,552
Government National Mortgage Association(c)
Series 2011-65
09/16/2050	4.166%	227,641	231,696
Total Commercial Mortgage-Backed Securities - Agency (Cost $20,837,388)			21,188,808

Commercial Mortgage-Backed Securities - Non-Agency 2.3%

225 Liberty Street Trust(a),(c),(d)
Series 2016-225L Class X
02/10/2036	0.875%	5,000,000	247,575
AMSR Trust(a)
Subordinated Series 2019-SFR1 Class A
01/17/2029	2.774%	355,000	369,404
BAMLL Commercial Mortgage Securities Trust(a),(c)
Series 2018-PARK Class A
08/10/2038	4.091%	95,000	110,903
Series 2019-BPR Class ENM
11/05/2032	3.843%	145,000	141,010

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2020	9

Consolidated Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BBCMS Mortgage Trust(a),(b)
Subordinated Series 2018-TALL Class E
1-month USD LIBOR + 2.437% 03/15/2037	4.096%	160,000	160,911
BBCMS Trust(a)
Series 2015-SRCH Class A2
08/10/2035	4.197%	150,000	173,446
BBCMS Trust(a),(c)
Series 2020-C6 Class F5TB
09/15/2043	3.688%	135,000	140,220
BB-UBS Trust(a)
Series 2012-SHOW Class A
11/05/2036	3.430%	190,000	205,107
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class C
1-month USD LIBOR + 1.900% Floor 1.900% 07/15/2035	3.559%	140,000	139,870
BX Commercial Mortgage Trust(a),(b)
Series 2018-BIOA Class E
1-month USD LIBOR + 1.951% Floor 1.978% 03/15/2037	3.609%	305,000	305,387
Series 2019-XL Class A
1-month USD LIBOR + 0.920% Floor 0.920% 10/15/2036	2.660%	425,153	425,686
Series 2020-BXLP Class A
1-month USD LIBOR + 0.800% Floor 0.800% 12/15/2029	2.550%	150,000	150,069
BX Trust(a)
Series 2019-OC11 Class A
12/09/2041	3.202%	75,000	82,757
CALI Mortgage Trust(a)
Series 2019-101C Class A
03/10/2039	3.957%	395,000	458,926
Citigroup Commercial Mortgage Trust(c),(d)
Series 2013-GC15 Class XA
09/10/2046	0.906%	6,268,366	175,940
Citigroup Commercial Mortgage Trust
Series 2015-GC33 Class A4
09/10/2058	3.778%	750,000	830,609
Citigroup Commercial Mortgage Trust(a),(c),(d),(e)
Series 2020-555 Class X
12/10/2041	0.857%	2,500,000	162,900
COMM Mortgage Trust(a),(c),(d)
Series 2013-LC6 Class XB
01/10/2046	0.337%	11,750,000	143,302
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
COMM Mortgage Trust(a),(d)
Series 2020-CBM Class XCP
11/13/2039	0.493%	3,815,000	88,960
Commercial Mortgage Pass-Through Certificates(c),(d)
Series 2012-CR3 Class XA
10/15/2045	1.857%	1,705,778	66,849
Commercial Mortgage Trust(c),(d)
Series 2012-CR4 Class XA
10/15/2045	1.697%	3,406,131	116,804
Series 2013-CR13 Class XA
11/12/2046	0.766%	2,686,896	68,631
Series 2013-LC6 Class XA
01/10/2046	1.339%	1,427,536	44,424
Series 2014-UBS2 Class XA
03/10/2047	1.195%	5,219,681	200,167
Commercial Mortgage Trust(a),(c),(d)
Series 2012-LC4 Class XA
12/10/2044	2.102%	2,841,683	86,118
Commercial Mortgage Trust(a),(c)
Series 2014-277P Class A
08/10/2049	3.611%	165,000	179,074
Commercial Mortgage Trust
Series 2014-UBS4 Class A2
08/10/2047	2.963%	21,635	21,738
Series 2014-UBS6 Class A5
12/10/2047	3.644%	300,000	324,895
Corevest American Finance Trust(a),(c),(d)
Series 2019-1 Class XA
03/15/2052	2.165%	1,085,321	93,251
CoreVest American Finance Trust(a),(d)
Series 2019-3 Class XA
10/15/2052	2.035%	326,366	28,503
Credit Suisse First Boston Mortgage Securities Corp.(c),(d)
Series 98-C1 Class AX
05/17/2040	2.011%	261,661	2,349
Credit Suisse Mortgage Capital Certificates(a),(b)
Series 2019-ICE4 Class D
1-month USD LIBOR + 1.600% Floor 1.600% 05/15/2036	3.259%	180,000	180,225
CSAIL Commercial Mortgage Trust(c),(d)
Series 2015-C3 Class XA
08/15/2048	0.785%	11,153,843	323,910
CSAIL Commercial Mortgage Trust
Series 2016-C6 Class A3
01/15/2049	2.956%	259,657	260,657
Series 2019-C16 Class ASB
06/15/2052	3.142%	500,000	543,329

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10	Multi-Manager Alternative Strategies Fund | Semiannual Report 2020

Consolidated Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DBGS Mortgage Trust(a),(b)
Series 2018-BIOD Class B
1-month USD LIBOR + 0.888% Floor 0.888% 05/15/2035	2.546%	143,862	143,721
Eleven Madison Trust Mortgage Trust(a),(c)
Series 2015-11MD Class A
09/10/2035	3.555%	300,000	329,146
GS Mortgage Securities Corp. Trust(a),(c),(d)
Series 2020-UPTN Class XA
02/10/2037	0.352%	1,750,000	30,375
GS Mortgage Securities Trust(a),(c),(d)
Series 2012-GC6 Class XB
01/10/2045	0.199%	10,648,392	42,703
GS Mortgage Securities Trust
Series 2014-GC18 Class A3
01/10/2047	3.801%	272,148	288,644
GS Mortgage Securities Trust(a),(b)
Series 2018-TWR Class A
1-month USD LIBOR + 0.900% Floor 0.850% 07/15/2031	2.559%	135,000	135,037
Home Partners of America Trust(a)
Series 2019-1 Class B
09/17/2039	3.157%	98,570	103,761
Home Partners of America Trust(a),(b)
Subordinated Series 2018-1 Class D
1-month USD LIBOR + 1.450% Floor 1.450% 07/17/2037	3.097%	120,000	119,089
Hudson Yards Mortgage Trust(a),(c)
Series 2019-55HY Class F
12/10/2041	3.041%	85,000	80,908
JPMBB Commercial Mortgage Securities Trust(c),(d)
Series 2014-C21 Class XA
08/15/2047	1.005%	1,055,172	36,943
Series 2014-C23 Class XA
09/15/2047	0.631%	3,098,608	76,011
Series 2014-C26 Class XA
01/15/2048	0.969%	2,947,853	114,286
JPMorgan Chase Commercial Mortgage Securities Trust(c),(d)
Series 2012-LC9 Class XA
12/15/2047	1.503%	2,849,468	94,810
JPMorgan Chase Commercial Mortgage Securities Trust(a),(c)
Series 2018-AON Class D
07/05/2031	4.613%	55,000	58,981
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Chase Commercial Mortgage Securities Trust(a),(b)
Series 2018-PHH Class C
1-month USD LIBOR + 1.360% Floor 1.410% 06/15/2035	3.019%	55,000	54,932
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2019-OSB Class A
06/05/2039	3.397%	375,000	420,369
MKT Mortgage Trust(a)
Series 2020-525M Class A
02/12/2040	2.694%	185,000	197,224
Morgan Stanley Bank of America Merrill Lynch Trust(c),(d)
Series 2016-C31 Class XA
11/15/2049	1.406%	2,538,086	173,326
Morgan Stanley Capital I Trust(a),(c),(d)
Series 2012-C4 Class XA
03/15/2045	2.071%	3,324,031	105,100
Natixis Commercial Mortgage Securities Trust(a),(b)
Series 2019-MILE Class A
1-month USD LIBOR + 1.500% Floor 1.500% 07/15/2036	3.240%	180,000	180,467
Natixis Commercial Mortgage Securities Trust(a),(c),(d)
Series 2020-2PAC Class XA
01/15/2025	1.246%	2,665,000	150,261
Series 2020-2PAC Class XB
04/15/2025	0.808%	2,665,000	104,492
Natixis Commercial Mortgage Securities Trust(a),(c)
Subordinated Series 2018-ALXA Class E
01/15/2043	4.460%	60,000	64,592
One Bryant Park Trust(a)
Series 2019-OBP Class A
09/13/2049	2.516%	245,000	256,114
SFAVE Commercial Mortgage Securities Trust(a),(c)
Series 2015-5AVE Class A2A
01/05/2043	3.659%	150,000	171,673
Series 2015-5AVE Class A2B
01/05/2043	4.144%	85,000	93,572
UBS Commercial Mortgage Trust(a),(c),(d)
Series 2012-C1 Class XA
05/10/2045	2.075%	2,204,677	73,073
Vornado DP LLC Trust(a)
Series 2010-VNO Class A2FX
09/13/2028	4.004%	335,000	335,223
WF-RBS Commercial Mortgage Trust(a),(c),(d)
Series 2012-C8 Class XA
08/15/2045	1.808%	1,620,411	54,823
Series 2012-C9 Class XA
11/15/2045	1.894%	1,607,211	65,152

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2020	11

Consolidated Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WF-RBS Commercial Mortgage Trust(c),(d)
Series 2014-C24 Class XA
11/15/2047	0.837%	2,554,207	78,943
Series 2014-LC14 Class XA
03/15/2047	1.208%	1,930,920	72,992
Worldwide Plaza Trust(a),(c)
Series 2017-WWP Class D
11/10/2036	3.596%	120,000	126,668
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $11,327,571)			11,487,317

Commercial Paper 0.1%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Automotive 0.1%
Ford Motor Credit Co. LLC(a)
10/08/2020	2.350%	180,000	177,453
01/08/2021	2.570%	500,000	489,165
Total			666,618
Total Commercial Paper (Cost $664,348)			666,618

Common Stocks 18.9%
Issuer	Shares	Value ($)
Communication Services 0.0%
Diversified Telecommunication Services 0.0%
Cincinnati Bell, Inc.(f)	7,135	93,112
Total Communication Services		93,112
Consumer Discretionary 0.9%
Auto Components 0.6%
Delphi Technologies PLC(f),(g),(h)	197,785	2,792,724
Hotels, Restaurants & Leisure 0.2%
Stars Group, Inc. (The)(f),(g),(h)	44,267	1,015,928
Household Durables 0.1%
Lennar Corp., Class A	7,101	428,474
Total Consumer Discretionary		4,237,126
Consumer Staples 0.0%
Food Products 0.0%
Dole Food Co., Inc.(f),(i),(j)	96,900	31,764
Total Consumer Staples		31,764
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 2.7%
Banks 0.0%
U.S. Bancorp	4,845	225,002
Capital Markets 2.6%
Bank of New York Mellon Corp. (The)	5,008	199,819
Bolsas y Mercados Españoles SHMSF SA	13,304	506,406
Deutsche Bank AG, Registered Shares	50,648	441,651
E*TRADE Financial Corp.	75,394	3,451,537
Legg Mason, Inc.	62,511	3,114,298
TD Ameritrade Holding Corp.(g),(h)	122,600	5,177,398
Total		12,891,109
Diversified Financial Services 0.1%
FGL Holdings(g),(h)	56,319	644,289
Total Financials		13,760,400
Health Care 3.2%
Health Care Equipment & Supplies 0.9%
Wright Medical Group NV(f),(g),(h)	149,229	4,514,177
Life Sciences Tools & Services 0.3%
Pacific Biosciences of California, Inc.(f)	423,373	1,439,468
Pharmaceuticals 2.0%
Allergan PLC	53,222	10,147,839
Paratek Pharmaceuticals, Inc.(f),(g),(h)	49,710	237,614
Total		10,385,453
Total Health Care		16,339,098
Industrials 2.0%
Aerospace & Defense 0.1%
Boeing Co. (The)	1,845	507,578
Construction & Engineering 0.1%
AECOM(f)	9,222	414,437
HC2 Holdings, Inc.(f)	11,950	45,649
Total		460,086
Electrical Equipment 0.1%
OSRAM Licht AG(f)	10,117	454,900

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Multi-Manager Alternative Strategies Fund | Semiannual Report 2020

Consolidated Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 1.7%
Navistar International Corp.(f)	3,255	118,189
Trane Technologies PLC	4,372	564,163
WABCO Holdings, Inc.(f)	58,135	7,854,038
Total		8,536,390
Total Industrials		9,958,954
Information Technology 7.7%
Communications Equipment 0.1%
Gilat Satellite Networks Ltd.(g),(h)	66,059	621,615
Electronic Equipment, Instruments & Components 2.3%
Anixter International, Inc.(f),(g),(h)	61,776	6,023,778
Ingenico Group SA	1,874	267,100
Isra Vision AG	8,671	479,096
KEMET Corp.(g),(h)	185,531	4,838,648
Total		11,608,622
IT Services 1.8%
InterXion Holding NV(f),(g),(h)	106,856	9,071,006
Perspecta, Inc.	3,008	75,110
Total		9,146,116
Software 3.5%
ForeScout Technologies, Inc.(f),(g),(h)	70,184	2,283,788
Instructure, Inc.(f)	107,900	5,261,204
LogMeIn, Inc.	83,637	7,128,800
MINDBODY, Inc., Class A(f),(i),(j)	47,120	1,719,880
RIB Software SE	26,658	865,372
TiVo Corp.	22,890	173,277
Total		17,432,321
Total Information Technology		38,808,674
Materials 0.1%
Metals & Mining 0.1%
Cleveland-Cliffs, Inc.	37,430	217,468
Total Materials		217,468
Real Estate 1.2%
Equity Real Estate Investment Trusts (REITS) 1.2%
Americold Realty Trust	6,511	199,692
Northview Apartment Real Estate Investment Trust	76,475	2,051,108
Taubman Centers, Inc.(g),(h)	69,912	3,639,619
Total		5,890,419
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate Management & Development 0.0%
Godewind Immobilien AG(a),(f)	35,730	251,259
Total Real Estate		6,141,678
Utilities 1.1%
Independent Power and Renewable Electricity Producers 1.1%
Pattern Energy Group, Inc.	209,694	5,672,223
Total Utilities		5,672,223
Total Common Stocks (Cost $98,732,852)		95,260,497

Convertible Bonds 0.9%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Cable and Satellite 0.0%
DISH Network Corp.
08/15/2026	3.375%		80,000	77,241
Electric 0.0%
NRG Energy, Inc.
06/01/2048	2.750%		200,000	211,452
Healthcare Insurance 0.0%
Anthem, Inc.
10/15/2042	2.750%		20,000	72,022
Pharmaceuticals 0.3%
Dermira, Inc.
05/15/2022	3.000%		1,326,000	1,352,520
Technology 0.5%
Adesto Technologies, Corp.(a)
09/15/2024	4.250%		443,000	531,049
Avaya Holdings Corp.
06/15/2023	2.250%		210,000	190,818
Cypress Semiconductor Corp.
01/15/2022	4.500%		620,000	1,069,919
IAC Financeco 2, Inc.(a)
06/15/2026	0.875%		250,000	255,681
Sony Corp.(k)
09/30/2022	0.000%	JPY	18,000,000	225,334
Total				2,272,801
Wirelines 0.1%
GCI Liberty, Inc.(a)
09/30/2046	1.750%		325,000	455,000
Total Convertible Bonds (Cost $4,271,734)				4,441,036

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2020	13

Consolidated Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Convertible Preferred Stocks 0.9%
Issuer		Shares	Value ($)
Health Care 0.1%
Health Care Equipment & Supplies 0.1%
Becton Dickinson and Co.	6.125%	7,700	438,591
Total Health Care			438,591
Industrials 0.1%
Machinery 0.1%
Fortive Corp.	5.000%	700	637,718
Total Industrials			637,718
Information Technology 0.1%
Semiconductors & Semiconductor Equipment 0.1%
Broadcom, Inc.	8.000%	285	296,115
Total Information Technology			296,115
Real Estate 0.1%
Equity Real Estate Investment Trusts (REITS) 0.1%
Crown Castle International Corp.	6.875%	260	331,319
Total Real Estate			331,319
Utilities 0.5%
Electric Utilities 0.3%
American Electric Power Co., Inc.	6.125%	7,750	404,320
NextEra Energy, Inc.	4.872%	8,600	441,506
NextEra Energy, Inc.	5.279%	7,900	360,872
Southern Co. (The)	6.750%	8,350	425,516
Total			1,632,214
Gas Utilities 0.0%
South Jersey Industries, Inc.	7.250%	3,350	154,368
Multi-Utilities 0.2%
Dominion Energy, Inc.	7.250%	5,400	548,100
DTE Energy Co.	6.250%	6,100	279,697
Total			827,797
Total Utilities			2,614,379
Total Convertible Preferred Stocks (Cost $4,418,716)			4,318,122

Corporate Bonds & Notes(l) 19.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.2%
American Airlines Group, Inc.(a)
06/01/2022	5.000%	125,000	125,493
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
American Airlines Pass-Through Trust
Series 2016-2 Class AA
06/15/2028	3.200%		213,625	226,522
Continental Airlines Pass-Through Trust
04/19/2022	5.983%		110,026	115,959
Delta Air Lines, Inc.
10/28/2024	2.900%		60,000	61,121
U.S. Airways Pass-Through Trust
04/22/2023	6.250%		225,623	238,802
Total				767,897
Apartment REIT 0.1%
Mid-America Apartments LP
10/15/2023	4.300%		325,000	353,803
Automotive 0.6%
Daimler Finance North America LLC(a),(b)
3-month USD LIBOR + 0.900% 02/15/2022	2.592%		385,000	388,716
Ford Motor Credit Co. LLC
11/02/2020	2.343%		335,000	335,408
01/15/2021	3.200%		380,000	382,918
02/01/2021	5.750%		10,000	10,279
08/02/2021	5.875%		120,000	125,310
10/12/2021	3.813%		75,000	76,345
01/09/2022	3.219%		50,000	50,371
03/28/2022	3.339%		200,000	202,035
Ford Motor Credit Co. LLC(b)
3-month USD LIBOR + 0.880% 10/12/2021	2.728%		200,000	198,048
3-month USD LIBOR + 1.080% 08/03/2022	2.843%		255,000	248,157
General Motors Financial Co., Inc.
04/13/2020	2.650%		370,000	370,321
07/13/2020	3.200%		200,000	200,200
07/06/2021	3.200%		75,000	76,219
09/25/2021	4.375%		45,000	46,617
11/06/2021	4.200%		55,000	56,837
04/10/2022	3.450%		25,000	25,645
06/30/2022	3.150%		80,000	81,687
Total				2,875,113
Banking 1.9%
Banco Actinver SA/Grupo GICSA SAB de CV(a)
12/18/2032	9.500%	MXN	3,000,000	150,234
Bank of America Corp.(m)
12/20/2023	3.004%		809,000	838,318
12/20/2028	3.419%		110,000	118,745
Citigroup, Inc.(b)
3-month AUD BBSW + 1.550% 05/04/2021	2.406%	AUD	280,000	184,317

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Multi-Manager Alternative Strategies Fund | Semiannual Report 2020

Consolidated Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Citigroup, Inc.(a),(b)
3-month EURIBOR + 0.500% 03/21/2023	0.102%	EUR	190,000	210,081
Goldman Sachs Group, Inc. (The)(a)
05/15/2024	1.375%	EUR	186,000	211,956
11/01/2028	2.000%	EUR	85,000	103,010
Goldman Sachs Group, Inc. (The)
01/23/2025	3.500%		500,000	536,654
JPMorgan Chase & Co.
06/15/2026	3.200%		145,000	155,936
JPMorgan Chase & Co.(m)
01/29/2027	3.960%		325,000	361,337
JPMorgan Chase & Co., Subordinated
12/01/2027	3.625%		165,000	177,695
Lloyds Banking Group PLC(m)
03/17/2023	2.858%		230,000	234,965
11/07/2023	2.907%		500,000	513,391
Morgan Stanley(b)
3-month USD LIBOR + 0.930% 07/22/2022	2.732%		400,000	402,660
National Bank of Canada(a)
10/07/2022	2.150%		250,000	253,537
Nationwide Building Society(a),(m)
08/01/2024	4.363%		100,000	107,265
Popular, Inc.
09/14/2023	6.125%		320,000	336,888
Santander UK Group Holdings PLC
10/16/2020	2.875%		500,000	503,202
Santander UK PLC(a)
Subordinanted
11/07/2023	5.000%		115,000	126,685
Synovus Financial Corp.(m)
Subordinated
12/15/2025	5.750%		335,000	343,111
U.S. Bancorp
06/07/2024	0.850%	EUR	600,000	683,972
04/27/2027	3.150%		195,000	212,442
Subordinated
09/11/2024	3.600%		62,000	67,370
U.S. Bank NA
01/27/2025	2.800%		250,000	265,377
US Bancorp
02/05/2024	3.375%		103,000	110,440
US Bank NA
05/23/2022	2.650%		185,000	190,109
Wells Fargo & Co.(b)
3-month AUD BBSW + 1.320% 07/27/2021	2.204%	AUD	300,000	197,202
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Wells Fargo & Co.
04/27/2022	3.250%	AUD	300,000	204,325
Wells Fargo & Co.(m)
02/11/2026	2.164%		280,000	283,490
Wells Fargo Bank NA(b)
SOFR + 0.480% 03/25/2020	2.060%		750,000	750,046
Wells Fargo Bank NA(m)
07/23/2021	3.325%		310,000	312,139
09/09/2022	2.082%		80,000	80,630
Zions Bancorp(m)
Junior Subordinated
12/31/2049	5.800%		99,000	101,993
Total				9,329,522
Brokerage/Asset Managers/Exchanges 0.0%
Raymond James Financial, Inc.
07/15/2046	4.950%		160,000	199,654
Building Materials 0.0%
Owens Corning
08/15/2029	3.950%		110,000	122,987
Cable and Satellite 1.4%
Altice Financing SA(a)
05/15/2026	7.500%		200,000	213,191
Cablevision Systems Corp.
09/15/2022	5.875%		190,000	200,379
CCO Holdings LLC/Capital Corp.(a)
02/15/2026	5.750%		85,000	88,391
05/01/2027	5.125%		435,000	453,320
06/01/2029	5.375%		150,000	159,861
03/01/2030	4.750%		145,000	149,039
08/15/2030	4.500%		226,000	229,254
Charter Communications Operating LLC/Capital
07/23/2025	4.908%		75,000	84,294
04/01/2048	5.750%		285,000	339,573
07/01/2049	5.125%		505,000	562,425
Connect Finco SARL/US LLC(a)
10/01/2026	6.750%		90,000	91,494
CSC Holdings LLC(a)
05/15/2026	5.500%		250,000	259,089
04/15/2027	5.500%		400,000	420,992
02/01/2028	5.375%		485,000	504,930
04/01/2028	7.500%		400,000	449,691
01/15/2030	5.750%		305,000	322,526
DISH DBS Corp.
07/15/2022	5.875%		160,000	166,997

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2020	15

Consolidated Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Intelsat Jackson Holdings SA(a)
10/15/2024	8.500%	617,000	532,968
07/15/2025	9.750%	173,000	152,708
LCPR Senior Secured Financing DAC(a)
10/15/2027	6.750%	285,000	300,507
SES GLOBAL Americas Holdings GP(a)
03/25/2044	5.300%	375,000	423,783
Sirius XM Radio, Inc.(a)
05/15/2023	4.625%	130,000	131,376
07/15/2026	5.375%	125,000	129,923
Time Warner Cable LLC
09/01/2041	5.500%	200,000	230,959
Virgin Media Secured Finance PLC(a)
05/15/2029	5.500%	215,000	221,056
Total			6,818,726
Chemicals 0.1%
Braskem Netherlands Finance BV(a)
01/10/2028	4.500%	200,000	197,025
International Flavors & Fragrances, Inc.
09/26/2048	5.000%	160,000	188,001
Total			385,026
Construction Machinery 0.1%
United Rentals North America, Inc.
05/15/2027	5.500%	135,000	141,144
01/15/2028	4.875%	135,000	138,743
Total			279,887
Consumer Cyclical Services 0.5%
APX Group, Inc.
12/01/2020	8.750%	691,000	691,525
Cimpress NV(a)
06/15/2026	7.000%	210,000	220,318
Expedia Group, Inc.
02/15/2026	5.000%	275,000	306,897
02/15/2028	3.800%	250,000	257,292
Expedia Group, Inc.(a)
02/15/2030	3.250%	250,000	244,276
IHS Markit Ltd.(a)
11/01/2022	5.000%	165,000	177,080
IHS Markit Ltd.
08/01/2028	4.750%	245,000	286,264
Match Group, Inc.(a)
08/01/2030	4.125%	150,000	147,295
Matthews International Corp.(a)
12/01/2025	5.250%	85,000	84,888
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Uber Technologies, Inc.(a)
11/01/2026	8.000%		275,000	286,168
Total				2,702,003
Consumer Products 0.3%
Avon International Operations, Inc.(a)
08/15/2022	7.875%		878,000	894,692
Natura Cosmeticos SA(a)
02/01/2023	5.375%		200,000	207,848
Walnut Bidco PLC(a)
08/01/2024	6.750%	EUR	110,000	117,399
08/01/2024	9.125%		200,000	195,263
Total				1,415,202
Diversified Manufacturing 0.3%
General Electric Co.
05/04/2020	5.550%		350,000	352,227
03/15/2032	6.750%		50,000	67,767
Vertiv Group Corp.(a)
10/15/2024	9.250%		1,082,000	1,157,069
Total				1,577,063
Electric 0.6%
Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energy Pvt Ltd.(a)
12/10/2024	6.250%		200,000	214,569
Duke Energy Progress LLC
12/01/2044	4.150%		425,000	525,039
ITC Holdings Corp.
11/15/2027	3.350%		150,000	162,992
NextEra Energy Capital Holdings, Inc.(b)
3-month USD LIBOR + 0.480% 05/04/2021	2.231%		520,000	520,686
NRG Energy, Inc.
01/15/2027	6.625%		90,000	93,826
NSTAR Electric Co.
05/15/2027	3.200%		520,000	565,086
Tucson Electric Power Co.
11/15/2021	5.150%		450,000	470,373
Vistra Operations Co. LLC(a)
07/15/2024	3.550%		230,000	237,366
Total				2,789,937
Environmental 0.0%
GFL Environmental, Inc.(a)
12/15/2026	5.125%		73,000	75,559

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Multi-Manager Alternative Strategies Fund | Semiannual Report 2020

Consolidated Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Waste Pro USA, Inc.(a)
02/15/2026	5.500%		150,000	146,680
Total				222,239
Finance Companies 0.6%
AerCap Ireland Capital DAC/Global Aviation Trust
05/15/2021	4.500%		250,000	257,322
12/16/2021	4.450%		250,000	260,964
Avolon Holdings Funding Ltd.(a)
10/01/2023	5.125%		129,000	138,213
05/15/2024	5.250%		20,000	21,822
07/01/2024	3.950%		45,000	46,923
02/15/2025	2.875%		195,000	194,420
GE Capital International Funding Co. Unlimited Co.
11/15/2020	2.342%		1,200,000	1,203,165
11/15/2035	4.418%		615,000	701,247
Park Aerospace Holdings Ltd.(a)
08/15/2022	5.250%		60,000	63,762
03/15/2023	4.500%		60,000	62,734
02/15/2024	5.500%		210,000	230,204
Total				3,180,776
Food and Beverage 0.6%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%		35,000	43,133
Bacardi Ltd.(a)
05/15/2028	4.700%		120,000	136,340
Kraft Heinz Foods Co. (The)
07/15/2035	5.000%		55,000	58,290
06/04/2042	5.000%		65,000	65,064
07/15/2045	5.200%		50,000	51,378
06/01/2046	4.375%		555,000	512,864
Kraft Heinz Foods Co. (The)(a)
08/01/2039	7.125%		205,000	250,022
10/01/2049	4.875%		355,000	350,965
Molson Coors Brewing Co.
07/15/2024	1.250%	EUR	200,000	228,702
Post Holdings, Inc.(a)
08/15/2026	5.000%		500,000	514,797
03/01/2027	5.750%		410,000	427,919
01/15/2028	5.625%		405,000	421,693
12/15/2029	5.500%		60,000	62,266
04/15/2030	4.625%		75,000	73,862
Total				3,197,295
Gaming 0.6%
Churchill Downs, Inc.(a)
04/01/2027	5.500%		130,000	135,648
01/15/2028	4.750%		30,000	30,052
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
GLP Capital LP/Financing II, Inc.
11/01/2020	4.875%		180,000	180,408
06/01/2025	5.250%		130,000	145,427
04/15/2026	5.375%		230,000	259,675
06/01/2028	5.750%		5,000	5,863
01/15/2029	5.300%		130,000	149,162
01/15/2030	4.000%		15,000	15,935
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%		75,000	81,214
Stars Group Holdings BV/Co-Borrower LLC(a)
07/15/2026	7.000%		1,430,000	1,537,682
VICI Properties LP/Note Co., Inc.(a)
12/01/2029	4.625%		85,000	87,899
08/15/2030	4.125%		170,000	170,241
Total				2,799,206
Health Care 1.5%
Baylor Scott & White Holdings
11/15/2026	2.650%		500,000	511,113
Becton Dickinson Euro Finance Sarl
06/04/2026	1.208%	EUR	155,000	177,143
Cigna Corp.
11/15/2025	4.125%		850,000	945,365
Cigna Corp.(a)
10/15/2027	3.050%		200,000	209,155
10/15/2047	3.875%		75,000	80,149
CVS Health Corp.
03/25/2048	5.050%		845,000	1,038,554
DH Europe Finance II SARL
03/18/2028	0.450%	EUR	335,000	367,567
Encompass Health Corp.
02/01/2030	4.750%		235,000	242,904
Hackensack Meridian Health, Inc.
07/01/2057	4.500%		300,000	398,464
HCA Healthcare, Inc.
Junior Subordinated
02/15/2021	6.250%		320,000	333,214
HCA, Inc.
05/01/2023	4.750%		84,000	91,398
02/01/2025	5.375%		270,000	298,370
06/15/2029	4.125%		230,000	251,750
09/01/2030	3.500%		389,000	381,275
06/15/2049	5.250%		275,000	318,396
IQVIA, Inc.(a)
05/15/2027	5.000%		200,000	206,762
New York and Presbyterian Hospital (The)
08/01/2036	3.563%		390,000	439,976
Rede D’or Finance Sarl(a)
01/22/2030	4.500%		200,000	195,443

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2020	17

Consolidated Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Select Medical Corp.(a)
08/15/2026	6.250%		375,000	400,340
Tenet Healthcare Corp.
07/15/2024	4.625%		54,000	54,693
Tenet Healthcare Corp.(a)
01/01/2026	4.875%		325,000	330,855
Thermo Fisher Scientific, Inc.
09/12/2024	0.750%	EUR	100,000	113,360
03/01/2028	0.500%	EUR	105,000	115,643
Zimmer Biomet Holdings, Inc.(b)
3-month USD LIBOR + 0.750% 03/19/2021	2.653%		200,000	200,188
Total				7,702,077
Healthcare Insurance 0.1%
Centene Corp.(a)
08/15/2026	5.375%		102,000	107,524
Humana, Inc.
10/01/2044	4.950%		65,000	80,393
Molina Healthcare, Inc.(a)
06/15/2025	4.875%		112,000	114,587
UnitedHealth Group, Inc.
08/15/2049	3.700%		100,000	111,226
Total				413,730
Healthcare REIT 0.2%
Healthcare Realty Trust, Inc.
04/15/2023	3.750%		600,000	629,744
Ventas Realty LP
04/01/2027	3.850%		300,000	329,427
Total				959,171
Home Construction 0.1%
Lennar Corp.
04/30/2024	4.500%		60,000	63,825
11/15/2024	5.875%		60,000	65,614
11/29/2027	4.750%		400,000	445,392
Total				574,831
Independent Energy 0.7%
Aker BP ASA(a)
06/15/2024	4.750%		155,000	161,164
01/15/2030	3.750%		210,000	212,281
Antero Resources Corp.
12/01/2022	5.125%		69,000	43,052
03/01/2025	5.000%		266,000	136,928
Continental Resources, Inc.
01/15/2028	4.375%		235,000	228,459
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2026	5.500%	35,000	34,997
EOG Resources, Inc.
01/15/2026	4.150%	90,000	101,527
EQT Corp.
10/01/2027	3.900%	370,000	239,148
Gulfport Energy Corp.
05/15/2025	6.375%	21,000	6,663
Marathon Oil Corp.
07/15/2027	4.400%	460,000	503,329
Medco Oak Tree Pte Ltd.(a)
05/14/2026	7.375%	240,000	233,097
Northern Oil and Gas, Inc.(n)
05/15/2023	8.500%	338,000	338,000
Parsley Energy LLC/Finance Corp.(a)
01/15/2025	5.375%	465,000	466,265
10/15/2027	5.625%	428,000	424,171
Range Resources Corp.
05/15/2025	4.875%	85,000	56,036
WPX Energy, Inc.
06/01/2026	5.750%	360,000	357,511
Total			3,542,628
Leisure 0.0%
Live Nation Entertainment, Inc.(a)
10/15/2027	4.750%	150,000	150,744
Media and Entertainment 0.8%
Diamond Sports Group LLC/Finance Co.(a)
08/15/2026	5.375%	365,000	336,721
08/15/2027	6.625%	560,000	451,503
Graham Holdings Co.(a)
06/01/2026	5.750%	175,000	185,991
Liberty Interactive LLC
02/01/2030	8.250%	75,000	77,096
Lions Gate Capital Holdings LLC(a)
02/01/2024	6.375%	285,000	280,481
11/01/2024	5.875%	105,000	101,659
Netflix, Inc.(a)
11/15/2029	5.375%	230,000	250,159
Nielsen Finance Co. SARL(a)
10/01/2021	5.500%	1,949,000	1,952,558
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	125,000	128,908
Twitter, Inc.(a)
12/15/2027	3.875%	150,000	153,176

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
18	Multi-Manager Alternative Strategies Fund | Semiannual Report 2020

Consolidated Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WMG Acquisition Corp.(a)
04/15/2026	5.500%	255,000	267,209
Total			4,185,461
Metals and Mining 0.4%
AK Steel Corp.
07/15/2023	7.500%	1,775,000	1,839,640
Indika Energy Capital III Pte, Ltd.(a)
11/09/2024	5.875%	200,000	185,887
Total			2,025,527
Midstream 0.9%
DCP Midstream Operating LP
07/15/2025	5.375%	365,000	382,554
05/15/2029	5.125%	210,000	205,440
Enbridge, Inc.
12/01/2026	4.250%	500,000	572,850
Energy Transfer Operating LP
01/15/2024	5.875%	92,000	103,269
06/01/2027	5.500%	175,000	200,034
Energy Transfer Partners LP
03/15/2045	5.150%	370,000	387,947
Enterprise Products Operating LLC
07/31/2029	3.125%	500,000	521,781
EQT Midstream Partners LP
07/15/2028	5.500%	160,000	133,995
Kinder Morgan, Inc.
06/01/2025	4.300%	90,000	99,230
NGPL PipeCo LLC(a)
08/15/2022	4.375%	295,000	308,185
Rockies Express Pipeline LLC(a)
04/15/2020	5.625%	343,000	344,112
05/15/2030	4.800%	100,000	96,512
04/15/2040	6.875%	100,000	102,749
Sabine Pass Liquefaction LLC
03/15/2027	5.000%	15,000	16,676
03/15/2028	4.200%	70,000	74,291
Targa Resources Partners LP/Finance Corp.
04/15/2026	5.875%	165,000	168,061
Texas Eastern Transmission LP(a)
10/15/2022	2.800%	250,000	254,945
TransCanada PipeLines Ltd.
05/15/2028	4.250%	90,000	101,425
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	64,000	63,584
Williams Companies, Inc. (The)
06/24/2024	4.550%	378,000	414,581
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Williams Partners LP
03/04/2024	4.300%		90,000	97,618
Total				4,649,839
Natural Gas 0.1%
NiSource, Inc.
11/17/2022	2.650%		250,000	256,240
Office REIT 0.1%
Hudson Pacific Properties LP
11/01/2027	3.950%		160,000	175,944
SL Green Operating Partnership LP
10/15/2022	3.250%		260,000	267,645
Total				443,589
Oil Field Services 0.1%
Transocean Pontus Ltd.(a)
08/01/2025	6.125%		43,420	43,830
Transocean Poseidon Ltd.(a)
02/01/2027	6.875%		175,000	183,642
Transocean Proteus Ltd.(a)
12/01/2024	6.250%		70,000	71,221
USA Compression Partners LP/Finance Corp.
04/01/2026	6.875%		212,000	205,419
09/01/2027	6.875%		19,000	18,570
Total				522,682
Other Financial Institutions 0.1%
Nationstar Mortgage Holdings, Inc.(a)
01/15/2027	6.000%		255,000	258,996
Swiss Insured Brazil Power Finance SARL(a)
07/16/2032	9.850%	BRL	1,665,000	434,054
Total				693,050
Other Industry 0.1%
AECOM
10/15/2024	5.875%		210,000	227,059
03/15/2027	5.125%		415,000	429,318
Harland Clarke Holdings Corp.(a)
08/15/2022	8.375%		75,000	62,347
Total				718,724
Other REIT 0.3%
American Campus Communities Operating Partnership LP
04/15/2023	3.750%		500,000	531,764
CyrusOne LP/Finance Corp.
11/15/2024	2.900%		155,000	157,238
11/15/2029	3.450%		470,000	479,810

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2020	19

Consolidated Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
ESH Hospitality, Inc.(a)
05/01/2025	5.250%		175,000	176,301
Total				1,345,113
Packaging 0.5%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
09/15/2022	4.250%		200,000	199,971
08/15/2027	5.250%		200,000	203,375
Ball Corp.
11/15/2023	4.000%		380,000	391,111
07/01/2025	5.250%		275,000	301,454
03/15/2026	4.875%		365,000	402,075
Berry Global Escrow Corp.(a)
07/15/2026	4.875%		51,000	52,199
07/15/2027	5.625%		135,000	140,627
Crown Americas LLC/Capital Corp. IV
01/15/2023	4.500%		235,000	238,600
Crown Cork & Seal Co., Inc.
12/15/2026	7.375%		195,000	230,169
Sealed Air Corp.(a)
09/15/2025	5.500%		147,000	160,894
Total				2,320,475
Paper 0.0%
Graphic Packaging International LLC(a)
07/15/2027	4.750%		75,000	81,725
Graphic Packaging International, Inc.
11/15/2022	4.875%		150,000	157,621
Total				239,346
Pharmaceuticals 0.8%
AbbVie, Inc.(a)
11/21/2029	3.200%		125,000	132,133
11/21/2049	4.250%		590,000	661,109
AbbVie, Inc.
05/14/2046	4.450%		148,000	170,601
Allergan Funding SCS
06/01/2024	1.250%	EUR	100,000	115,053
03/15/2035	4.550%		110,000	130,562
Bausch Health Companies, Inc.(a)
05/15/2023	5.875%		22,000	22,072
11/01/2025	5.500%		475,000	490,275
12/15/2025	9.000%		105,000	117,065
01/30/2028	5.000%		395,000	390,364
01/30/2030	5.250%		545,000	539,507
Bayer US Finance II LLC(a)
12/15/2028	4.375%		595,000	676,146
06/25/2038	4.625%		370,000	437,426
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Elanco Animal Health, Inc.
08/28/2023	4.272%		345,000	370,277
Total				4,252,590
Property & Casualty 0.3%
Berkshire Hathaway Finance Corp.
06/19/2039	2.375%	GBP	125,000	174,857
Chubb INA Holdings, Inc.
12/15/2024	0.300%	EUR	180,000	199,833
Farmers Exchange Capital III(a),(m)
Subordinated
10/15/2054	5.454%		500,000	614,353
MGIC Investment Corp.
08/15/2023	5.750%		175,000	191,141
Nationwide Mutual Insurance Co.(a),(b)
Subordinated
3-month USD LIBOR + 2.290% 12/15/2024	4.184%		450,000	449,591
Total				1,629,775
Refining 0.1%
PBF Holding Co. LLC/Finance Corp.(a)
02/15/2028	6.000%		110,000	108,585
PBF Holding Co., LLC/Finance Corp.
06/15/2025	7.250%		415,000	426,413
Valero Energy Corp.
09/15/2026	3.400%		95,000	101,824
Total				636,822
Restaurants 0.4%
1011778 BC ULC/New Red Finance, Inc.(a)
05/15/2024	4.250%		285,000	286,452
10/15/2025	5.000%		380,000	383,186
01/15/2028	3.875%		290,000	288,116
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/2024	5.000%		130,000	131,230
06/01/2026	5.250%		230,000	235,389
Yum! Brands, Inc.(a)
01/15/2030	4.750%		620,000	643,572
Total				1,967,945
Retailers 0.0%
Alimentation Couche-Tard, Inc.(a)
07/26/2022	2.700%		80,000	81,967
01/25/2050	3.800%		60,000	59,770
Rite Aid Corp.(a)
04/01/2023	6.125%		115,000	104,130
Total				245,867

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
20	Multi-Manager Alternative Strategies Fund | Semiannual Report 2020

Consolidated Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Supermarkets 0.0%
Kroger Co. (The)
01/15/2049	5.400%		31,000	39,168
Supranational 0.6%
Asian Development Bank
03/09/2022	5.000%	AUD	165,000	116,613
European Financial Stability Facility(a)
05/23/2023	1.875%	EUR	270,000	321,496
10/17/2023	0.125%	EUR	350,000	395,349
European Investment Bank(a)
05/12/2022	1.500%	NOK	2,060,000	220,588
European Investment Bank(a),(b)
SOFR + 0.350% 06/29/2023	1.061%	GBP	115,000	147,969
International Bank for Reconstruction & Development
03/12/2020	2.500%	AUD	355,000	231,382
01/13/2021	2.800%	AUD	190,000	125,938
01/22/2021	3.500%	NZD	190,000	121,283
08/20/2021	7.450%	IDR	3,250,000,000	227,345
10/06/2021	4.625%	NZD	230,000	151,832
01/25/2022	3.375%	NZD	385,000	250,801
01/16/2025	1.900%	CAD	295,000	224,769
Nordic Investment Bank
03/19/2020	4.125%	NZD	300,000	187,783
01/24/2022	1.500%	NOK	1,000,000	106,548
Total				2,829,696
Technology 0.9%
Apple, Inc.
05/24/2025	0.875%	EUR	200,000	231,930
Banff Merger Sub, Inc.(a)
09/01/2026	9.750%		175,000	175,938
Broadcom Corp./Cayman Finance Ltd.
01/15/2024	3.625%		110,000	115,472
Broadcom, Inc.(a)
04/15/2021	3.125%		535,000	543,995
04/15/2029	4.750%		339,000	377,465
Camelot Finance SA(a)
11/01/2026	4.500%		80,000	80,497
Dell International LLC/EMC Corp.(a)
10/01/2029	5.300%		450,000	517,819
07/15/2046	8.350%		395,000	535,997
Diamond 1 Finance Corp./Diamond 2 Finance Corp.(a)
06/15/2021	4.420%		105,000	108,354
Equinix, Inc.
11/18/2029	3.200%		115,000	120,986
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Fidelity National Information Services, Inc.
05/21/2027	1.500%	EUR	105,000	123,094
12/03/2028	1.000%	EUR	100,000	112,927
Fiserv, Inc.
07/01/2027	1.125%	EUR	100,000	114,998
07/01/2029	3.500%		370,000	404,204
KLA-Tencor Corp.
03/15/2029	4.100%		232,000	264,037
NXP BV/Funding LLC(a)
06/15/2022	4.625%		220,000	233,964
NXP BV/Funding LLC/USA, Inc.(a)
06/18/2026	3.875%		270,000	291,483
SS&C Technologies, Inc.(a)
09/30/2027	5.500%		281,000	294,555
Total				4,647,715
Tobacco 0.1%
BAT Capital Corp.
08/15/2047	4.540%		100,000	103,939
Reynolds American, Inc.
08/15/2045	5.850%		510,000	607,818
Total				711,757
Wireless 0.6%
American Tower Corp.
05/22/2026	1.950%	EUR	100,000	120,349
Crown Castle International Corp.
02/15/2028	3.800%		185,000	203,548
SBA Communications Corp.(a)
02/15/2027	3.875%		255,000	260,417
SBA Tower Trust(a)
01/15/2025	2.836%		109,000	110,726
Sprint Communications, Inc.(a)
03/01/2020	7.000%		302,000	302,062
Sprint Corp.
09/15/2023	7.875%		13,000	14,852
Sprint Spectrum Co. I/II/III LLC(a)
09/20/2021	3.360%		272,125	274,895
03/20/2025	4.738%		345,000	368,174
T-Mobile U.S.A., Inc.
03/01/2023	6.000%		4,000	4,050
01/15/2024	6.500%		41,000	41,922
04/15/2024	6.000%		133,000	136,072
01/15/2026	6.500%		310,000	326,819
02/01/2026	4.500%		69,000	70,199
02/01/2028	4.750%		118,000	123,099

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2020	21

Consolidated Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Vodafone Group PLC
05/30/2048	5.250%		230,000	290,011
06/19/2049	4.875%		90,000	108,046
09/17/2050	4.250%		75,000	82,315
Total				2,837,556
Wirelines 1.3%
AT&T, Inc.
03/01/2037	5.250%		45,000	55,568
08/15/2037	4.900%		100,000	119,484
06/15/2044	4.800%		700,000	821,459
C&W Senior Financing DAC(a)
09/15/2027	6.875%		200,000	214,528
Cincinnati Bell, Inc.(a)
07/15/2024	7.000%		1,211,000	1,267,771
GCI LLC(a)
06/15/2024	6.625%		350,000	370,703
HC2 Holdings, Inc.(a)
12/01/2021	11.500%		145,000	147,649
Koninklijke KPN NV
10/01/2030	8.375%		75,000	108,099
Level 3 Financing, Inc.
02/01/2023	5.625%		100,000	100,384
01/15/2024	5.375%		45,000	45,151
05/01/2025	5.375%		95,000	97,003
Level 3 Financing, Inc.(a)
09/15/2027	4.625%		78,000	79,371
Qwest Corp.
12/01/2021	6.750%		90,000	95,284
Verizon Communications, Inc.
09/21/2028	4.329%		373,000	437,554
12/03/2029	4.016%		265,000	307,858
Zayo Group LLC/Capital, Inc.
04/01/2023	6.000%		1,317,000	1,344,956
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%		779,000	795,809
Total				6,408,631
Total Corporate Bonds & Notes (Cost $93,958,688)				95,967,085

Foreign Government Obligations(l),(o) 6.0%

Austria 0.1%
Republic of Austria Government Bond(a)
02/20/2029	0.500%	EUR	220,000	262,469
Brazil 0.4%
Brazil Notas do Tesouro Nacional
01/01/2021	10.000%	BRL	820,000	194,895
Foreign Government Obligations(l),(o) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Brazil Notas do Tesouro Nacional Series F
01/01/2023	10.000%	BRL	5,450,000	1,386,212
01/01/2025	10.000%	BRL	545,000	143,337
Brazilian Government International Bond
01/13/2028	4.625%		275,000	303,044
Total				2,027,488
Canada 0.4%
Canadian Government Bond
03/01/2024	2.250%	CAD	1,023,000	796,616
09/01/2024	1.500%	CAD	505,000	383,269
Province of Alberta
12/01/2023	3.400%	CAD	120,000	95,698
Province of Ontario
06/02/2028	2.900%	CAD	245,000	197,600
06/02/2045	3.450%	CAD	215,000	198,578
Province of Quebec
09/01/2023	3.000%	CAD	325,000	255,150
Total				1,926,911
Chile 0.1%
Corporación Nacional del Cobre de Chile(a)
08/01/2027	3.625%		300,000	321,384
Colombia 0.3%
Colombia Government International Bond
01/28/2026	4.500%		300,000	330,790
Colombian TES
07/24/2020	11.000%	COP	1,187,900,000	346,937
05/04/2022	7.000%	COP	1,841,800,000	548,752
07/24/2024	10.000%	COP	1,270,600,000	429,311
Total				1,655,790
Dominican Republic 0.0%
Dominican Republic International Bond(a)
07/19/2028	6.000%		150,000	165,813
Finland 0.1%
Finland Government Bond(a)
09/15/2028	0.500%	EUR	215,000	256,424
Germany 0.2%
Kreditanstalt fuer Wiederaufbau
08/20/2020	6.000%	AUD	435,000	290,137
03/15/2023	0.375%	EUR	160,000	181,614
08/15/2023	2.125%	EUR	280,000	337,912
Kreditanstalt fuer Wiederaufbau(k)
09/15/2023	0.000%	EUR	80,000	90,031
Total				899,694

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
22	Multi-Manager Alternative Strategies Fund | Semiannual Report 2020

Consolidated Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Foreign Government Obligations(l),(o) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
India 0.1%
Indian Railway Finance Corp., Ltd.(a)
02/13/2030	3.249%		200,000	202,514
NTPC Ltd.(a)
05/03/2022	7.250%	INR	20,000,000	277,887
Total				480,401
Indonesia 0.8%
Indonesia Government International Bond(a)
06/14/2023	2.625%	EUR	225,000	266,397
07/18/2024	2.150%	EUR	200,000	236,272
Indonesia Treasury Bond
07/15/2021	8.250%	IDR	260,000,000	18,940
05/15/2023	5.625%	IDR	289,000,000	20,148
03/15/2024	8.375%	IDR	2,201,000,000	166,711
06/15/2025	6.500%	IDR	1,604,000,000	113,500
09/15/2026	8.375%	IDR	1,782,000,000	135,943
05/15/2027	7.000%	IDR	2,047,000,000	145,148
05/15/2028	6.125%	IDR	3,489,000,000	227,952
03/15/2029	9.000%	IDR	2,112,000,000	165,495
05/15/2029	8.250%	IDR	1,034,000,000	77,729
09/15/2030	7.000%	IDR	3,425,000,000	240,121
05/15/2031	8.750%	IDR	3,900,000,000	304,416
08/15/2032	7.500%	IDR	340,000,000	23,635
05/15/2033	6.625%	IDR	509,000,000	33,139
06/15/2035	7.500%	IDR	1,095,000,000	76,509
05/15/2038	7.500%	IDR	1,751,000,000	121,035
Pelabuhan Indonesia II PT(a)
05/05/2025	4.250%		225,000	241,998
Perusahaan Penerbit SBSN Indonesia III(a)
03/29/2027	4.150%		270,000	296,050
PT Indonesia Asahan Aluminium Persero(a)
11/15/2028	6.530%		400,000	492,954
PT Jasa Marga Persero Tbk(a)
12/11/2020	7.500%	IDR	2,000,000,000	137,164
PT Pertamina Persero(a)
05/20/2023	4.300%		270,000	286,653
PT Perusahaan Listrik Negara(a)
05/15/2027	4.125%		280,000	300,436
Total				4,128,345
Ireland 0.3%
Ireland Government Bond(a)
03/20/2023	3.900%	EUR	535,000	671,893
03/18/2024	3.400%	EUR	670,000	857,551
Total				1,529,444
Foreign Government Obligations(l),(o) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Israel 0.1%
Israel Electric Corp., Ltd.(a)
06/21/2023	6.875%		200,000	228,768
11/12/2024	5.000%		200,000	223,222
Total				451,990
Japan 0.2%
Japan Government Five-Year Bond
12/20/2023	0.100%	JPY	111,800,000	1,051,103
Kazakhstan 0.1%
KazMunayGas National Co. JSC(a)
04/24/2030	5.375%		215,000	250,401
Malaysia 0.3%
Malaysia Government Bond
07/15/2021	4.160%	MYR	1,300,000	314,912
11/30/2021	3.620%	MYR	450,000	108,626
09/30/2024	4.059%	MYR	975,000	244,980
03/14/2025	3.882%	MYR	545,000	136,288
11/16/2027	3.899%	MYR	650,000	165,929
06/15/2028	3.733%	MYR	375,000	94,952
04/15/2033	3.844%	MYR	1,223,000	314,899
11/07/2033	4.642%	MYR	525,000	146,226
07/05/2034	3.828%	MYR	400,000	103,435
Total				1,630,247
Mauritius 0.0%
Greenko Solar Mauritius Ltd.(a)
01/29/2025	5.550%		200,000	203,152
Mexico 0.2%
Banco Nacional de Comercio Exterior SNC(a),(m)
Subordinated
08/11/2026	3.800%		200,000	202,504
Petroleos Mexicanos
06/15/2035	6.625%		115,000	115,365
09/21/2047	6.750%		150,000	143,937
Petroleos Mexicanos(a)
01/23/2050	7.690%		485,000	503,939
Total				965,745
Netherlands 0.3%
BNG Bank NV(a)
02/22/2023	0.250%	EUR	160,000	180,575
06/07/2024	0.250%	EUR	155,000	176,360
Greenko Dutch BV(a)
07/24/2024	5.250%		225,000	225,864
Petrobras Global Finance BV
02/01/2029	5.750%		100,000	112,702
03/19/2049	6.900%		160,000	192,705

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2020	23

Consolidated Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Foreign Government Obligations(l),(o) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Petrobras Global Finance BV(a)
01/15/2030	5.093%		483,000	516,819
Total				1,405,025
Norway 0.3%
Nordea Eiendomskreditt AS(b)
3-month NIBOR + 0.300% 06/21/2023	2.170%	NOK	2,000,000	213,393
3-month NIBOR + 0.340% 06/19/2024	2.210%	NOK	2,000,000	213,402
Norway Government Bond(a)
05/25/2021	3.750%	NOK	6,480,000	710,147
05/24/2023	2.000%	NOK	3,675,000	402,611
Total				1,539,553
Oman 0.0%
Oman Government International Bond(a)
01/17/2028	5.625%		200,000	200,172
Peru 0.1%
Corporación Financiera de Desarrollo SA(a)
07/15/2025	4.750%		220,000	242,536
Petroleos del Peru SA(a)
06/19/2047	5.625%		215,000	260,929
Total				503,465
Philippines 0.4%
Philippine Government Bond
08/20/2020	3.375%	PHP	1,550,000	30,405
04/28/2021	6.500%	PHP	1,220,000	24,657
03/08/2023	5.500%	PHP	4,650,000	95,120
04/21/2023	3.500%	PHP	10,990,000	212,839
03/12/2024	6.250%	PHP	7,955,000	169,644
07/19/2031	8.000%	PHP	13,940,000	363,775
Philippine Government International Bond
01/15/2021	4.950%	PHP	12,000,000	237,142
05/17/2027	0.875%	EUR	305,000	343,860
01/14/2036	6.250%	PHP	20,000,000	481,115
Total				1,958,557
Portugal 0.3%
Portugal Government International Bond(a)
10/15/2024	5.125%		375,000	430,743
Portugal Obrigacoes do Tesouro OT(a)
04/15/2021	3.850%	EUR	395,000	457,431
10/17/2028	2.125%	EUR	405,000	520,995
Total				1,409,169
Qatar 0.1%
Qatar Government International Bond(a)
03/14/2029	4.000%		225,000	255,631
Foreign Government Obligations(l),(o) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Russian Federation 0.0%
Russian Foreign Bond - Eurobond(a)
03/21/2029	4.375%		200,000	223,148
Saudi Arabia 0.2%
Saudi Arabian Oil Co.(a)
04/16/2029	3.500%		245,000	260,713
04/16/2039	4.250%		200,000	221,713
04/16/2049	4.375%		200,000	226,140
Saudi Government International Bond(a)
03/04/2028	3.625%		200,000	215,325
Total				923,891
Singapore 0.3%
BOC Aviation Ltd.(a)
09/18/2022	2.750%		200,000	204,059
Singapore Government Bond
09/01/2020	3.250%	SGD	965,000	699,409
04/01/2022	1.750%	SGD	425,000	308,106
Singapore Government Bond(e)
03/01/2050	1.875%	SGD	508,000	378,361
Total				1,589,935
South Africa 0.0%
South Africa Government International Bond
01/17/2024	4.665%		100,000	104,964
Sweden 0.1%
Sweden Government International Bond(a)
04/24/2023	0.125%	EUR	480,000	541,611
Turkey 0.1%
Turkey Government International Bond
03/23/2023	3.250%		240,000	228,445
United Arab Emirates 0.0%
DP World Crescent Ltd.(a)
09/26/2028	4.848%		200,000	216,628
United Kingdom 0.1%
United Kingdom Gilt(a)
09/07/2020	3.750%	GBP	280,000	364,954
07/22/2022	0.500%	GBP	195,000	251,158
Total				616,112
Uruguay 0.0%
Uruguay Government International Bond
01/23/2031	4.375%		125,000	143,749
Total Foreign Government Obligations (Cost $30,582,626)				30,066,856

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
24	Multi-Manager Alternative Strategies Fund | Semiannual Report 2020

Consolidated Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Municipal Bonds 0.4%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hospital 0.1%
Regents of the University of California Medical Center(e)
Taxable Revenue Bonds
Series 2020N
05/15/2060	3.256%	390,000	399,395
Local General Obligation 0.1%
Los Angeles Unified School District
Unlimited General Obligation Bonds
Build America Bonds -Taxable
Series 2009
07/01/2029	5.755%	250,000	321,642
Sales Tax 0.0%
Santa Clara Valley Transportation Authority
Revenue Bonds
Build America Bonds
Series 2010
04/01/2032	5.876%	250,000	320,833
Transportation 0.1%
Metropolitan Transportation Authority
Revenue Bonds
Build America Bonds
Series 2010
11/15/2031	6.548%	250,000	340,080
Water & Sewer 0.1%
Metropolitan Water District of Southern California
Revenue Bonds
Build America Bonds
Subordinated Series 2010
07/01/2040	6.947%	400,000	407,520
Total Municipal Bonds (Cost $1,700,076)			1,789,470

Preferred Debt 0.0%
Issuer	Coupon Rate	Shares	Value ($)
Banking 0.0%
Wells Fargo & Co.(m)
12/31/2049	5.850%	8,485	217,980
Total Preferred Debt (Cost $230,368)			217,980
Preferred Stocks 0.2%
Issuer		Shares	Value ($)
Financials 0.2%
Banks 0.2%
U.S. Bancorp(m)	3.617%	480	425,520
U.S. Bancorp	5.500%	8,300	223,934
Valley National Bancorp(m)	5.500%	6,350	165,798
Total			815,252
Total Financials			815,252
Total Preferred Stocks (Cost $812,639)			815,252

Residential Mortgage-Backed Securities - Agency 0.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(b)
CMO Series 4638 Class UF
1-month USD LIBOR + 1.000% Floor 1.000%, Cap 6.000% 09/15/2044	2.655%	465,305	468,110
Federal National Mortgage Association
04/01/2046- 12/01/2049	3.000%	2,107,693	2,202,840
09/01/2049	3.500%	595,018	621,505
Federal National Mortgage Association(b)
CMO Series 2013-5 Class GF
1-month USD LIBOR + 1.100% Floor 1.100%, Cap 5.000% 10/25/2042	2.727%	571,265	576,176
Government National Mortgage Association(d)
CMO Series 2017-136 Class IO
09/20/2047	5.000%	1,784,903	269,963
CMO Series 2018-63 Class IO
09/20/2047	4.000%	2,137,585	318,530
Total Residential Mortgage-Backed Securities - Agency (Cost $4,551,735)			4,457,124

Residential Mortgage-Backed Securities - Non-Agency 7.8%

Adjustable Rate Mortgage Trust(b)
CMO Series 2005-9 Class 5A3
1-month USD LIBOR + 0.640% Floor 0.640%, Cap 11.000% 11/25/2035	2.267%	397,658	395,439
Alternative Loan Trust(c)
CMO Series 2005-43 Class 1A
10/25/2035	3.619%	373,928	364,943
American Home Mortgage Investment Trust(b)
CMO Series 2005-1 Class 6A
6-month USD LIBOR + 2.000% Floor 2.000% 06/25/2045	3.533%	357,173	365,812

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2020	25

Consolidated Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ameriquest Mortgage Securities, Inc. Asset Backed Pass-Through Certificates(b)
CMO Series 2005-R11 Class M1
1-month USD LIBOR + 0.450% Floor 0.450% 01/25/2036	2.077%	260,810	261,100
Arroyo Mortgage Trust(a),(c)
CMO Series 2018-1 Class A1
04/25/2048	3.763%	163,861	169,048
CMO Series 2019-1 Class A1
01/25/2049	3.805%	209,441	217,590
CMO Series 2019-2 Class A1
04/25/2049	3.347%	295,673	304,861
CMO Series 2019-3 Class A1
10/25/2048	2.962%	164,346	168,058
Asset-Backed Securities Corp. Home Equity Loan Trust(b)
CMO Series 2004-HE6 Class M1
1-month USD LIBOR + 0.945% Floor 0.945% 09/25/2034	2.572%	368,331	369,368
Banc of America Funding Trust(b)
CMO Series 2006-G Class 2A1
1-month USD LIBOR + 0.220% Floor 0.220%, Cap 10.500% 07/20/2036	2.087%	287,083	287,586
Banc of America Funding Trust(a),(c)
CMO Series 2016-R1 Class A1
03/25/2040	2.500%	242,597	244,350
Subordinated CMO Series 2014-R6 Class 2A13
07/26/2036	1.921%	925,000	906,035
BCAP LLC Trust(a),(b)
CMO Series 2014-RR2 Class 6A1
1-month USD LIBOR + 0.240% Floor 0.240% 10/26/2036	1.901%	313,613	312,201
CMO Series 2014-RR5 Class 1A4
1-month USD LIBOR + 0.225% Floor 0.220%, Cap 14.000% 01/26/2036	2.111%	849,000	838,953
Bear Stearns Alt-A Trust(b)
CMO Series 2004-6 Class M1
1-month USD LIBOR + 0.825% Floor 0.825%, Cap 11.500% 07/25/2034	2.452%	788,770	784,725
Bear Stearns Mortgage Funding Trust(b)
CMO Series 2006-AR3 Class 1A1
1-month USD LIBOR + 0.180% Floor 0.180%, Cap 10.500% 10/25/2036	1.807%	617,489	592,045
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2006-AR4 Class A1
1-month USD LIBOR + 0.210% Floor 0.210%, Cap 10.500% 12/25/2036	1.837%	755,443	716,928
CMO Series 2007-AR3 Class 21A1
1-month USD LIBOR + 0.150% Floor 0.150%, Cap 10.500% 04/25/2037	1.777%	648,335	642,184
Centex Home Equity Loan Trust(b)
CMO Series 2005-A Class M1
1-month USD LIBOR + 0.720% Floor 0.480% 01/25/2035	2.347%	523,672	520,064
CMO Series 2005-D Class M3
1-month USD LIBOR + 0.480% Floor 0.480% 10/25/2035	2.347%	742,276	742,443
CIM Trust(a)
CMO Series 2017-7 Class A
04/25/2057	3.000%	538,050	546,174
CIM Trust(a),(c)
CMO Series 2018-R2 Class A1
08/27/2057	3.690%	634,275	639,298
CMO Series 2018-R4 Class A1
12/26/2057	4.070%	651,984	661,027
Citigroup Mortgage Loan Trust, Inc.(c)
CMO Series 2006-AR2 Class 1A1
03/25/2036	4.081%	374,574	345,111
Citigroup Mortgage Loan Trust, Inc.(b)
CMO Series 2006-HE1 Class M3
1-month USD LIBOR + 0.360% Floor 0.360% 01/25/2036	2.167%	649,781	650,922
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-R04 Class 2M2
1-month USD LIBOR + 2.100% 06/25/2039	3.727%	200,000	200,730
Series 2019-R06 Class 2M2
1-month USD LIBOR + 2.100% 09/25/2039	3.727%	265,000	266,467
Countrywide Asset-Backed Certificates(b)
CMO Series 2004-AB2 Class M2
1-month USD LIBOR + 0.855% Floor 0.855% 05/25/2036	2.482%	433,170	434,222
CMO Series 2007-13 Class 2A1
1-month USD LIBOR + 0.900% Floor 0.900% 10/25/2047	2.527%	230,340	224,571

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
26	Multi-Manager Alternative Strategies Fund | Semiannual Report 2020

Consolidated Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2007-13 Class 2A2
1-month USD LIBOR + 0.800% Floor 0.800% 10/25/2047	2.427%	457,888	443,575
Credit Suisse Mortgage Capital Trust(a)
CMO Series 2015-2R Class 1A1
08/27/2037	3.000%	323,486	327,489
CMO Series 20154R Class 5A1
10/27/2036	3.000%	242,689	244,583
Credit Suisse Mortgage Trust(a),(c)
CMO Series 2019-NQM1 Class A1
10/25/2059	2.656%	143,443	145,182
Credit-Based Asset Servicing & Securitization LLC(b)
CMO Series 2005-CB4 Class M2
1-month USD LIBOR + 0.450% Floor 0.450% 07/25/2035	2.077%	351,333	351,309
CSMC Trust(a),(c)
CMO Series 2011-5R Class 6A9
11/27/2037	3.830%	474,740	489,433
CWABS Asset-Backed Certificates Trust(b)
CMO Series 2005-14 Class M2
1-month USD LIBOR + 0.470% Floor 0.470% 04/25/2036	2.332%	880,000	878,497
CMO Series 2005-17 Class MV1
1-month USD LIBOR + 0.460% Floor 0.460% 05/25/2036	2.087%	850,000	840,277
Deephaven Residential Mortgage Trust(a),(c)
CMO Series 2017-1A Class A1
12/26/2046	2.725%	104,107	104,365
CMO Series 2019-3A Class A1
07/25/2059	2.964%	570,048	579,312
Fannie Mae Connecticut Avenue Securities(b)
CMO Series 2016-C06 Class 1M1
1-month USD LIBOR + 1.300% 04/25/2029	2.927%	35,693	35,734
CMO Series 2017-C03 Class 1M1
1-month USD LIBOR + 0.950% 10/25/2029	2.577%	189,202	189,505
CMO Series 2017-C04 Class 2M1
1-month USD LIBOR + 0.850% Floor 0.850% 11/25/2029	2.477%	52,917	52,922
First Franklin Mortgage Loan Trust(b)
CMO Series 2004-FF11 Class M3
1-month USD LIBOR + 0.900% Floor 0.900% 01/25/2035	2.527%	747,906	752,061
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2006-FF4 Class A3
1-month USD LIBOR + 0.280% Floor 0.280% 03/25/2036	1.907%	645,551	642,266
First Horizon Mortgage Pass-Through Trust(c)
CMO Series 2005-AR4 Class 2A1
10/25/2035	4.073%	348,671	345,906
First NLC Trust(b)
CMO Series 2005-4 Class A4
1-month USD LIBOR + 0.390% Floor 0.390%, Cap 14.000% 02/25/2036	2.051%	655,213	657,142
Freddie Mac Structured Agency Credit Risk Debt Notes(b)
CMO Series 2017-DNA2 Class M1
1-month USD LIBOR + 1.200% 10/25/2029	2.827%	115,525	115,860
CMO Series 2017-DNA3 Class M1
1-month USD LIBOR + 0.750% 03/25/2030	2.377%	236,922	236,999
GE-WMC Asset-Backed Pass-Through Certificates(b)
CMO Series 2005-1 Class M1
1-month USD LIBOR + 0.660% Floor 0.660% 10/25/2035	2.287%	638,348	636,337
GMACM Mortgage Loan Trust(c)
CMO Series 2006-AR1 Class 1A1
04/19/2036	3.824%	677,690	624,833
GSAA Home Equity Trust(b)
CMO Series 2005-MTR1 Class A4
1-month USD LIBOR + 0.370% Floor 0.370% 10/25/2035	2.367%	59,743	60,169
GSAMP Trust(b)
CMO Series 2005-WMC3 Class A2C
1-month USD LIBOR + 0.330% Floor 0.330% 12/25/2035	2.287%	810,000	790,614
HarborView Mortgage Loan Trust(b)
CMO Series 2007-6 Class 1A1A
1-month USD LIBOR + 0.200% Floor 0.200%, Cap 10.500% 08/19/2037	1.858%	595,208	560,550
Home Equity Mortgage Loan Asset-Backed Trust(b)
CMO Series 2005-D Class AII4
1-month USD LIBOR + 0.350% Floor 0.350% 03/25/2036	2.327%	428,425	429,012
Impac CMB Trust(b)
CMO Series 2004-8 Class 2A1 (FGIC)
1-month USD LIBOR + 0.700% Floor 0.700%, Cap 11.000% 10/25/2034	2.327%	707,885	708,592

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2020	27

Consolidated Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Alternative Loan Trust(b)
CMO Series 2007-S1 Class A2
1-month USD LIBOR + 0.340% Floor 0.340%, Cap 11.500% 04/25/2047	1.967%	371,544	354,661
JPMorgan Mortgage Acquisition Trust(b)
CMO Series 2006-FRE1 Class M1
1-month USD LIBOR + 0.390% Floor 0.390% 05/25/2035	2.051%	600,000	599,070
CMO Series 2007-CH2 Class AV5
1-month USD LIBOR + 0.260% Floor 0.260% 01/25/2037	1.887%	630,000	606,674
CMO Series 2007-CH3 Class A5
1-month USD LIBOR + 0.260% Floor 0.260% 03/25/2037	1.887%	895,000	875,515
CMO Series 2007-HE1 Class AV4
1-month USD LIBOR + 0.280% Floor 0.280% 03/25/2047	1.907%	1,103,000	996,568
Lehman XS Trust(b)
CMO Series 2007-16N Class 2A2
1-month USD LIBOR + 0.850% Floor 0.850% 09/25/2047	2.511%	677,905	676,463
Mill City Mortgage Loan Trust(a)
CMO Series 2018-3 Class A1
08/25/2058	3.500%	318,362	333,923
MortgageIT Trust(b)
CMO Series 2005-4 Class A1
1-month USD LIBOR + 0.280% Floor 0.280%, Cap 11.500% 10/25/2035	2.187%	356,837	358,298
New Century Home Equity Loan Trust(b)
CMO Series 2005-3 Class M4
1-month USD LIBOR + 0.960% Floor 0.960%, Cap 12.500% 07/25/2035	2.267%	750,000	749,235
Nomura Resecuritization Trust(a),(c)
CMO Series 2014-3R Class 3A9
11/26/2035	2.312%	409,024	409,402
CMO Series 2015-6R Class 2A1
01/26/2037	4.000%	24,895	24,872
Nomura Resecuritization Trust(a),(b)
CMO Series 2014-6R Class 2A1
1-month USD LIBOR + 0.160% Floor 0.160% 03/26/2037	2.294%	177,548	177,775
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Option One Mortgage Loan Trust(b)
CMO Series 2005-2 Class M1
1-month USD LIBOR + 0.660% Floor 0.660% 05/25/2035	2.287%	359,525	359,959
CMO Series 2006-1 Class 1A1
1-month USD LIBOR + 0.220% Floor 0.220% 01/25/2036	1.847%	377,903	374,386
RALI Series Trust(b)
CMO Series 2006-QA6 Class A3
1-month USD LIBOR + 0.190% Floor 0.190% 07/25/2036	1.817%	588,612	554,775
CMO Series 2007-QH6 Class A1
1-month USD LIBOR + 0.190% Floor 0.190% 07/25/2037	1.851%	550,402	527,154
RAMP Trust(b)
CMO Series 2005-RS4 Class M4
1-month USD LIBOR + 0.640% Floor 0.640% 04/25/2035	2.587%	676,962	675,252
CMO Series 2005-RZ3 Class M3
1-month USD LIBOR + 0.550% Floor 0.550%, Cap 11.000% 09/25/2035	2.452%	850,000	850,276
Residential Mortgage Loan Trust(a),(c)
CMO Series 2020-1 Class A1
02/25/2024	2.376%	864,631	874,321
Soundview Home Loan Trust(b)
CMO Series 2006-OPT5 Class 1A1
1-month USD LIBOR + 0.140% Floor 0.140% 07/25/2036	1.767%	680,805	664,252
Stanwich Mortgage(a),(c)
CMO Series 2019-RPL1 Class A
03/15/2049	3.720%	709,308	715,858
Structured Adjustable Rate Mortgage Loan Trust(b)
CMO Series 2005-19XS Class 2A1
1-month USD LIBOR + 0.300% Floor 0.300% 10/25/2035	1.961%	515,303	520,167
Series 2007-4 Class 1A2
1-month USD LIBOR + 0.220% Floor 0.220% 05/25/2037	2.067%	672,310	654,285
Structured Asset Investment Loan Trust(b)
CMO Series 2004-6 Class A3
1-month USD LIBOR + 0.800% Floor 0.800% 07/25/2034	2.427%	617,082	610,945

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
28	Multi-Manager Alternative Strategies Fund | Semiannual Report 2020

Consolidated Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Towd Point Mortgage Trust(a)
CMO Series 2017-3 Class A1
07/25/2057	2.750%	56,226	57,424
Towd Point Mortgage Trust(a),(b)
CMO Series 2017-5 Class A1
1-month USD LIBOR + 0.600% 02/25/2057	2.227%	393,482	392,969
Towd Point Mortgage Trust(a),(c)
CMO Series 2018-3 Class A1
05/25/2058	3.750%	114,043	120,532
CMO Series 2018-4 Class A1
06/25/2058	3.000%	264,962	276,294
CMO Series 2019-1 Class A1
03/25/2058	3.750%	178,850	190,912
Verus Securitization Trust(a)
CMO Series 2018-1 Class A1
02/25/2048	2.929%	42,881	42,887
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust(b)
CMO Series 2006-AR2 Class A1A
1-year MTA + 0.940% Floor 0.940% 04/25/2046	2.906%	361,794	338,709
Wells Fargo Alternative Loan Trust(b)
CMO Series 2005-2 Class M1
1-month USD LIBOR + 0.675% Floor 0.675% 10/25/2035	2.302%	206,219	207,096
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $38,803,154)			39,585,688

Treasury Bills 6.1%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 6.1%
U.S. Treasury Bills
03/05/2020	1.450%	2,204,000	2,203,475
03/17/2020	1.510%	2,035,000	2,033,489
04/07/2020	1.560%	1,115,000	1,113,139
04/09/2020	1.580%	430,000	429,237
04/14/2020	1.590%	4,860,000	4,850,307
04/16/2020	1.560%	1,655,000	1,651,602
04/21/2020	1.500%	705,000	703,464
04/23/2020	1.340%	1,150,000	1,147,675
04/30/2020	1.290%	1,835,000	1,830,973
05/28/2020	1.230%	198,000	197,402
07/16/2020	1.160%	1,490,000	1,483,455
07/23/2020	1.170%	1,002,000	997,342
07/30/2020	1.150%	4,300,000	4,279,324
08/06/2020	1.150%	2,734,000	2,720,341
08/13/2020	1.130%	2,132,000	2,121,012
08/20/2020	1.130%	171,000	170,085
08/27/2020	1.110%	2,354,000	2,341,107
Treasury Bills (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
U.S. Treasury Bills(g)
03/19/2020	1.450%	269,000	268,787
Total			30,542,216
Total Treasury Bills (Cost $30,518,156)			30,542,216

U.S. Treasury Obligations 2.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
02/29/2024	2.375%	800,000	846,063
04/30/2026	2.375%	440,000	476,025
11/15/2026	2.000%	640,000	680,000
02/15/2029	2.625%	230,000	259,828
05/15/2029	2.375%	1,335,000	1,482,267
02/15/2038	4.375%	905,000	1,334,168
11/15/2042	2.750%	1,315,000	1,593,821
02/15/2043	3.125%	972,400	1,249,534
02/15/2049	3.000%	1,535,000	2,005,573
Total U.S. Treasury Obligations (Cost $8,326,135)			9,927,279

Warrants 0.0%
Issuer	Shares	Value ($)
Information Technology 0.0%
Software 0.0%
Avaya Holdings Corp.(f),(i),(j)	8,745	17,490
Total Information Technology		17,490
Total Warrants (Cost $—)		17,490

Options Purchased Calls 0.0%
Value ($)
(Cost $37,044)	40,333

Money Market Funds 23.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.641%(p),(q)	117,125,944	117,125,945
Total Money Market Funds (Cost $117,119,866)		117,125,945
Total Investments in Securities (Cost $492,218,638)		493,400,638

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2020	29

Consolidated Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Investments in securities sold short

Common Stocks (5.7)%
Issuer	Shares	Value ($)
Communication Services (0.1)%
Diversified Telecommunication Services (0.1)%
Cincinnati Bell, Inc.(f)	(18,165)	(237,053)
Zayo Group Holdings, Inc.(f)	(5,631)	(197,029)
Total		(434,082)
Total Communication Services		(434,082)
Consumer Discretionary (0.6)%
Auto Components (0.6)%
BorgWarner, Inc.	(89,664)	(2,833,383)
Hotels, Restaurants & Leisure (0.0)%
Stars Group, Inc. (The)(f)	(3,615)	(82,964)
Total Consumer Discretionary		(2,916,347)
Energy (0.0)%
Oil, Gas & Consumable Fuels (0.0)%
Northern Oil and Gas, Inc.(f)	(13,191)	(19,127)
Total Energy		(19,127)
Financials (1.8)%
Capital Markets (1.8)%
Charles Schwab Corp. (The)	(132,861)	(5,414,086)
Morgan Stanley	(78,655)	(3,541,834)
Total		(8,955,920)
Insurance (0.0)%
FNF Group	(5,760)	(223,258)
Total Financials		(9,179,178)
Health Care (0.8)%
Biotechnology (0.8)%
AbbVie, Inc.	(46,089)	(3,950,288)
Total Health Care		(3,950,288)
Industrials (0.2)%
Building Products (0.0)%
Johnson Controls International PLC	(2,658)	(97,203)
Lennox International, Inc.	(452)	(103,115)
Total		(200,318)
Construction & Engineering (0.1)%
WSP Global, Inc.	(5,768)	(380,179)

Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery (0.0)%
Ingersoll Rand, Inc.(f)	(3,874)	(127,028)
Trading Companies & Distributors (0.1)%
WESCO International, Inc.(f)	(6,570)	(266,545)
Total Industrials		(974,070)
Information Technology (0.4)%
Communications Equipment (0.0)%
Comtech Telecommunications Corp.	(5,565)	(155,931)
IT Services (0.1)%
Booz Allen Hamilton Holdings Corp.	(157)	(11,194)
CACI International, Inc., Class A(f)	(45)	(11,026)
Science Applications International Corp.	(131)	(10,497)
Worldline SA(f)	(2,945)	(227,181)
Total		(259,898)
Semiconductors & Semiconductor Equipment (0.3)%
Adesto Technologies Corp.(f)	(27,682)	(339,382)
Cypress Semiconductor Corp.	(41,447)	(957,011)
Xperi Corp.	(10,170)	(174,822)
Total		(1,471,215)
Total Information Technology		(1,887,044)
Materials (0.0)%
Metals & Mining (0.0)%
AK Steel Holding Corp.(f)	(93,567)	(216,140)
Total Materials		(216,140)
Real Estate (1.8)%
Equity Real Estate Investment Trusts (REITS) (1.8)%
Digital Realty Trust, Inc.	(75,520)	(9,070,707)
Total Real Estate		(9,070,707)
Total Common Stocks (Proceeds $30,611,657)		(28,646,983)
Total Investments in Securities Sold Short (Proceeds $30,611,657)		(28,646,983)
Total Investments in Securities, Net of Securities Sold Short		464,753,655
Other Assets & Liabilities, Net		39,536,610
Net Assets		504,290,265

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
30	Multi-Manager Alternative Strategies Fund | Semiannual Report 2020

Consolidated Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
At February 29, 2020, securities and/or cash totaling $68,312,392 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
1,201,985 AUD	811,113 USD	ANZ Securities	06/17/2020	26,571	—
1,119,892 CAD	1,250,000 AUD	ANZ Securities	06/17/2020	—	(18,376)
545,454 CAD	645,000 NZD	ANZ Securities	06/17/2020	—	(2,803)
322,500 NZD	272,867 CAD	ANZ Securities	06/17/2020	1,506	—
576,726 NZD	373,304 USD	ANZ Securities	06/17/2020	12,488	—
645,500 USD	70,128,411 JPY	ANZ Securities	06/17/2020	8,081	—
939,469 USD	1,291,993 SGD	ANZ Securities	06/17/2020	—	(11,281)
2,237,064 CAD	1,290,000 GBP	Canadian Imperial Bank of Commerce	06/17/2020	—	(8,540)
545,793 CAD	645,000 NZD	Canadian Imperial Bank of Commerce	06/17/2020	—	(3,056)
252,944 USD	334,828 CAD	Canadian Imperial Bank of Commerce	06/17/2020	—	(3,516)
4,456,500 AUD	3,043,424 USD	Citi	03/18/2020	139,167	—
11,273,998 BRL	2,667,530 USD	Citi	03/18/2020	148,944	—
162,000 CAD	123,792 USD	Citi	03/18/2020	3,096	—
120,500 CHF	125,410 USD	Citi	03/18/2020	374	—
5,295,185 CHF	5,428,618 USD	Citi	03/18/2020	—	(65,887)
296,241,500 CLP	377,876 USD	Citi	03/18/2020	15,656	—
703,670,152 COP	204,600 USD	Citi	03/18/2020	4,789	—
16,201,884 COP	4,585 USD	Citi	03/18/2020	—	(15)
1,408,000 EUR	1,568,012 USD	Citi	03/18/2020	12,150	—
378,500 EUR	411,119 USD	Citi	03/18/2020	—	(7,129)
124,500 GBP	161,136 USD	Citi	03/18/2020	1,438	—
1,054,785,500 HUF	3,497,544 USD	Citi	03/18/2020	52,461	—
56,719,500 HUF	184,851 USD	Citi	03/18/2020	—	(403)
11,171,369,670 IDR	800,264 USD	Citi	03/18/2020	27,216	—
2,962,936 ILS	862,397 USD	Citi	03/18/2020	7,477	—
254,000 ILS	73,072 USD	Citi	03/18/2020	—	(217)
62,629,259 INR	871,975 USD	Citi	03/18/2020	7,168	—
1,932,500 INR	26,619 USD	Citi	03/18/2020	—	(66)
303,121,976 JPY	2,793,449 USD	Citi	03/18/2020	—	(19,290)
10,241,927,493 KRW	8,646,676 USD	Citi	03/18/2020	166,236	—
42,687,088 MXN	2,217,276 USD	Citi	03/18/2020	53,849	—
30,518,500 NOK	3,324,062 USD	Citi	03/18/2020	80,134	—
5,378,500 NZD	3,536,104 USD	Citi	03/18/2020	173,735	—
14,105,251 PHP	277,764 USD	Citi	03/18/2020	1,677	—
3,964,251 PHP	77,532 USD	Citi	03/18/2020	—	(61)
7,961,500 PLN	2,077,322 USD	Citi	03/18/2020	47,251	—
5,054,248 PLN	1,275,737 USD	Citi	03/18/2020	—	(13,025)
10,933,504 SEK	1,154,518 USD	Citi	03/18/2020	15,852	—
9,023,375 SEK	931,913 USD	Citi	03/18/2020	—	(7,823)
1,874,496 SGD	1,368,880 USD	Citi	03/18/2020	22,989	—
3,840,375 TWD	127,559 USD	Citi	03/18/2020	229	—
14,077,250 TWD	464,590 USD	Citi	03/18/2020	—	(2,150)
3,074,524 USD	4,456,500 AUD	Citi	03/18/2020	—	(170,267)
149,012 USD	671,000 BRL	Citi	03/18/2020	888	—
1,547,084 USD	6,576,998 BRL	Citi	03/18/2020	—	(77,797)
123,852 USD	162,000 CAD	Citi	03/18/2020	—	(3,157)
6,137,513 USD	5,990,997 CHF	Citi	03/18/2020	78,995	—
842,699 USD	810,500 CHF	Citi	03/18/2020	—	(1,690)
308,451 USD	244,033,568 CLP	Citi	03/18/2020	—	(10,067)
9,532 USD	33,751,255 COP	Citi	03/18/2020	52	—
173,116 USD	584,867,016 COP	Citi	03/18/2020	—	(7,040)
239,739 USD	220,790 EUR	Citi	03/18/2020	4,238	—
1,565,239 USD	1,408,000 EUR	Citi	03/18/2020	—	(9,378)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2020	31

Consolidated Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
162,581 USD	124,500 GBP	Citi	03/18/2020	—	(2,883)
1,621,339 USD	503,358,624 HUF	Citi	03/18/2020	22,704	—
1,534,612 USD	454,520,000 HUF	Citi	03/18/2020	—	(50,083)
1,255,108 USD	17,653,266,624 IDR	Citi	03/18/2020	—	(33,520)
37,706 USD	130,750 ILS	Citi	03/18/2020	20	—
1,076,278 USD	3,710,750 ILS	Citi	03/18/2020	—	(5,586)
94,884 USD	6,888,812 INR	Citi	03/18/2020	239	—
977,758 USD	69,935,580 INR	Citi	03/18/2020	—	(12,061)
2,666,956 USD	289,671,976 JPY	Citi	03/18/2020	20,978	—
124,976 USD	13,450,000 JPY	Citi	03/18/2020	—	(170)
1,717,781 USD	2,087,323,534 KRW	Citi	03/18/2020	10,548	—
5,556,511 USD	6,484,745,130 KRW	Citi	03/18/2020	—	(187,066)
750,645 USD	14,871,007 MXN	Citi	03/18/2020	3,034	—
2,143,211 USD	40,934,003 MXN	Citi	03/18/2020	—	(68,631)
178,832 USD	1,685,437 NOK	Citi	03/18/2020	320	—
2,452,451 USD	22,091,311 NOK	Citi	03/18/2020	—	(104,281)
3,540,599 USD	5,378,500 NZD	Citi	03/18/2020	—	(178,230)
83,789 USD	4,289,376 PHP	Citi	03/18/2020	168	—
391,736 USD	19,970,628 PHP	Citi	03/18/2020	—	(843)
4,686,060 USD	18,070,000 PLN	Citi	03/18/2020	—	(78,464)
771,758 USD	7,440,000 SEK	Citi	03/18/2020	3,078	—
1,510,753 USD	14,258,504 SEK	Citi	03/18/2020	—	(25,807)
193,242 USD	270,250 SGD	Citi	03/18/2020	798	—
984,502 USD	1,333,996 SGD	Citi	03/18/2020	—	(26,691)
428,921 USD	12,975,500 TWD	Citi	03/18/2020	1,290	—
406,408 USD	12,164,000 TWD	Citi	03/18/2020	—	(3,103)
674,078 USD	9,853,992 ZAR	Citi	03/18/2020	—	(43,882)
9,853,992 ZAR	661,262 USD	Citi	03/18/2020	31,066	—
3,355,000 BRL	757,284 USD	Citi	06/17/2020	11,252	—
671,000 BRL	148,323 USD	Citi	06/17/2020	—	(884)
553,126 CAD	322,500 GBP	Citi	06/17/2020	2,439	—
60,909,247 CLP	75,361 USD	Citi	06/17/2020	815	—
8,701,321 CLP	10,647 USD	Citi	06/17/2020	—	(2)
135,005,024 COP	39,059 USD	Citi	06/17/2020	941	—
33,751,256 COP	9,479 USD	Citi	06/17/2020	—	(50)
1,363,200 EUR	1,503,923 USD	Citi	06/17/2020	—	(10,042)
322,500 GBP	559,829 CAD	Citi	06/17/2020	2,555	—
425,534 GBP	552,052 USD	Citi	06/17/2020	5,143	—
460,879,124 HUF	1,487,127 USD	Citi	06/17/2020	—	(20,927)
149,971,926 JPY	1,367,527 USD	Citi	06/17/2020	—	(30,179)
834,929,414 KRW	700,209 USD	Citi	06/17/2020	4,056	—
2,504,788,247 KRW	2,067,930 USD	Citi	06/17/2020	—	(20,528)
24,490,869 MXN	1,284,929 USD	Citi	06/17/2020	61,331	—
5,056,308 NOK	541,650 USD	Citi	06/17/2020	4,363	—
1,685,436 NOK	178,798 USD	Citi	06/17/2020	—	(297)
270,248 SGD	193,335 USD	Citi	06/17/2020	—	(815)
2,379,230 USD	2,309,683 CHF	Citi	06/17/2020	31,641	—
277,561 USD	3,889,138,167 IDR	Citi	06/17/2020	—	(14,022)
304,797 USD	1,040,940 ILS	Citi	06/17/2020	—	(3,154)
337,440 USD	24,525,261 INR	Citi	06/17/2020	—	(2,647)
950,594 USD	18,365,082 MXN	Citi	06/17/2020	—	(33,049)
121,213 USD	6,190,500 PHP	Citi	06/17/2020	—	(768)
1,276,175 USD	5,054,248 PLN	Citi	06/17/2020	12,504	—
539,754 USD	5,224,872 SEK	Citi	06/17/2020	6,338	—
143,976 USD	4,333,128 TWD	Citi	06/17/2020	1,050	—
3,013,000 CAD	2,276,412 USD	Goldman Sachs	03/16/2020	31,638	—
3,497,200 EUR	3,911,641 USD	Goldman Sachs	03/16/2020	47,680	—
1,610,200 EUR	1,756,445 USD	Goldman Sachs	03/16/2020	—	(22,622)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
32	Multi-Manager Alternative Strategies Fund | Semiannual Report 2020

Consolidated Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
4,956,400 GBP	6,523,024 USD	Goldman Sachs	03/16/2020	165,748	—
568,471 USD	753,800 CAD	Goldman Sachs	03/16/2020	—	(6,868)
387,585 USD	357,500 EUR	Goldman Sachs	03/16/2020	7,407	—
2,690,252 USD	2,404,300 EUR	Goldman Sachs	03/16/2020	—	(33,806)
5,400,606 USD	4,095,800 GBP	Goldman Sachs	03/16/2020	—	(147,170)
1,080,887 USD	16,257,800 ZAR	Goldman Sachs	03/16/2020	—	(40,822)
16,257,800 ZAR	1,100,291 USD	Goldman Sachs	03/16/2020	60,226	—
555,000 CAD	322,500 GBP	Goldman Sachs	06/17/2020	1,043	—
429,090 EUR	476,559 USD	Goldman Sachs	06/17/2020	12	—
965,000 GBP	1,653,029 CAD	Goldman Sachs	06/17/2020	—	(8,833)
65,492,563 JPY	610,335 USD	Goldman Sachs	06/17/2020	—	(42)
422,166 USD	330,000 GBP	Goldman Sachs	06/17/2020	1,961	—
625,000 USD	67,822,187 JPY	Goldman Sachs	06/17/2020	7,088	—
228,983 USD	4,381,180 MXN	Goldman Sachs	06/17/2020	—	(10,093)
625,000 AUD	550,000 CAD	HSBC	06/17/2020	1,779	—
32,646 GBP	42,674 USD	HSBC	06/17/2020	717	—
330,000 GBP	423,414 USD	HSBC	06/17/2020	—	(712)
13,384,388 NOK	1,451,338 USD	HSBC	06/17/2020	29,103	—
1,654,007 SGD	1,207,825 USD	HSBC	06/17/2020	19,559	—
505,104 SGD	361,833 USD	HSBC	06/17/2020	—	(1,043)
4,456,500 AUD	3,043,420 USD	JPMorgan	03/18/2020	139,163	—
11,274,002 BRL	2,667,528 USD	JPMorgan	03/18/2020	148,941	—
162,000 CAD	123,791 USD	JPMorgan	03/18/2020	3,096	—
120,500 CHF	125,410 USD	JPMorgan	03/18/2020	374	—
5,295,188 CHF	5,428,614 USD	JPMorgan	03/18/2020	—	(65,894)
296,241,508 CLP	377,875 USD	JPMorgan	03/18/2020	15,655	—
703,670,158 COP	204,600 USD	JPMorgan	03/18/2020	4,789	—
16,201,886 COP	4,585 USD	JPMorgan	03/18/2020	—	(15)
1,408,000 EUR	1,568,010 USD	JPMorgan	03/18/2020	12,149	—
378,500 EUR	411,118 USD	JPMorgan	03/18/2020	—	(7,130)
124,500 GBP	161,135 USD	JPMorgan	03/18/2020	1,437	—
1,054,785,492 HUF	3,497,540 USD	JPMorgan	03/18/2020	52,457	—
56,719,500 HUF	184,851 USD	JPMorgan	03/18/2020	—	(403)
11,171,369,667 IDR	800,264 USD	JPMorgan	03/18/2020	27,217	—
2,962,936 ILS	862,396 USD	JPMorgan	03/18/2020	7,476	—
254,000 ILS	73,072 USD	JPMorgan	03/18/2020	—	(217)
62,629,266 INR	871,973 USD	JPMorgan	03/18/2020	7,165	—
1,932,500 INR	26,619 USD	JPMorgan	03/18/2020	—	(66)
303,121,976 JPY	2,793,446 USD	JPMorgan	03/18/2020	—	(19,293)
10,241,927,474 KRW	8,646,604 USD	JPMorgan	03/18/2020	166,166	—
42,687,075 MXN	2,217,273 USD	JPMorgan	03/18/2020	53,846	—
30,518,500 NOK	3,324,058 USD	JPMorgan	03/18/2020	80,130	—
5,378,500 NZD	3,536,100 USD	JPMorgan	03/18/2020	173,730	—
14,105,249 PHP	277,756 USD	JPMorgan	03/18/2020	1,669	—
3,964,249 PHP	77,532 USD	JPMorgan	03/18/2020	—	(62)
7,961,500 PLN	2,077,319 USD	JPMorgan	03/18/2020	47,249	—
5,054,248 PLN	1,275,735 USD	JPMorgan	03/18/2020	—	(13,027)
10,933,496 SEK	1,154,515 USD	JPMorgan	03/18/2020	15,851	—
9,023,375 SEK	931,912 USD	JPMorgan	03/18/2020	—	(7,824)
1,874,504 SGD	1,368,884 USD	JPMorgan	03/18/2020	22,988	—
3,840,375 TWD	127,557 USD	JPMorgan	03/18/2020	227	—
14,077,250 TWD	464,590 USD	JPMorgan	03/18/2020	—	(2,150)
3,074,528 USD	4,456,500 AUD	JPMorgan	03/18/2020	—	(170,271)
149,013 USD	671,000 BRL	JPMorgan	03/18/2020	887	—
1,547,086 USD	6,577,000 BRL	JPMorgan	03/18/2020	—	(77,799)
123,853 USD	162,000 CAD	JPMorgan	03/18/2020	—	(3,158)
6,137,527 USD	5,991,003 CHF	JPMorgan	03/18/2020	78,988	—
842,700 USD	810,500 CHF	JPMorgan	03/18/2020	—	(1,692)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2020	33

Consolidated Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
308,452 USD	244,033,576 CLP	JPMorgan	03/18/2020	—	(10,068)
9,532 USD	33,751,255 COP	JPMorgan	03/18/2020	52	—
173,117 USD	584,867,024 COP	JPMorgan	03/18/2020	—	(7,040)
239,739 USD	220,790 EUR	JPMorgan	03/18/2020	4,237	—
1,565,241 USD	1,408,000 EUR	JPMorgan	03/18/2020	—	(9,380)
162,581 USD	124,500 GBP	JPMorgan	03/18/2020	—	(2,883)
1,621,341 USD	503,358,618 HUF	JPMorgan	03/18/2020	22,701	—
1,534,614 USD	454,520,000 HUF	JPMorgan	03/18/2020	—	(50,085)
1,255,110 USD	17,653,266,616 IDR	JPMorgan	03/18/2020	—	(33,521)
37,706 USD	130,750 ILS	JPMorgan	03/18/2020	20	—
1,076,280 USD	3,710,750 ILS	JPMorgan	03/18/2020	—	(5,587)
94,884 USD	6,888,814 INR	JPMorgan	03/18/2020	239	—
977,759 USD	69,935,588 INR	JPMorgan	03/18/2020	—	(12,063)
2,666,959 USD	289,671,976 JPY	JPMorgan	03/18/2020	20,974	—
124,976 USD	13,450,000 JPY	JPMorgan	03/18/2020	—	(170)
1,717,754 USD	2,087,323,535 KRW	JPMorgan	03/18/2020	10,575	—
5,556,463 USD	6,484,745,110 KRW	JPMorgan	03/18/2020	—	(187,018)
750,645 USD	14,870,992 MXN	JPMorgan	03/18/2020	3,033	—
2,143,213 USD	40,933,998 MXN	JPMorgan	03/18/2020	—	(68,634)
178,832 USD	1,685,437 NOK	JPMorgan	03/18/2020	319	—
2,452,454 USD	22,091,311 NOK	JPMorgan	03/18/2020	—	(104,284)
3,540,604 USD	5,378,500 NZD	JPMorgan	03/18/2020	—	(178,234)
83,789 USD	4,289,373 PHP	JPMorgan	03/18/2020	168	—
391,731 USD	19,970,623 PHP	JPMorgan	03/18/2020	—	(838)
4,686,065 USD	18,070,000 PLN	JPMorgan	03/18/2020	—	(78,470)
771,759 USD	7,440,000 SEK	JPMorgan	03/18/2020	3,077	—
1,510,754 USD	14,258,496 SEK	JPMorgan	03/18/2020	—	(25,809)
193,242 USD	270,250 SGD	JPMorgan	03/18/2020	798	—
984,509 USD	1,334,004 SGD	JPMorgan	03/18/2020	—	(26,692)
428,922 USD	12,975,500 TWD	JPMorgan	03/18/2020	1,289	—
406,407 USD	12,164,000 TWD	JPMorgan	03/18/2020	—	(3,102)
674,080 USD	9,854,008 ZAR	JPMorgan	03/18/2020	—	(43,883)
9,854,008 ZAR	661,263 USD	JPMorgan	03/18/2020	31,066	—
3,354,998 BRL	757,283 USD	JPMorgan	06/17/2020	11,251	—
671,000 BRL	148,323 USD	JPMorgan	06/17/2020	—	(884)
60,909,254 CLP	75,360 USD	JPMorgan	06/17/2020	814	—
8,701,322 CLP	10,647 USD	JPMorgan	06/17/2020	—	(2)
135,005,016 COP	39,059 USD	JPMorgan	06/17/2020	941	—
33,751,254 COP	9,479 USD	JPMorgan	06/17/2020	—	(50)
220,794 EUR	241,040 USD	JPMorgan	06/17/2020	—	(4,173)
460,879,118 HUF	1,487,125 USD	JPMorgan	06/17/2020	—	(20,929)
10,769,976 JPY	97,026 USD	JPMorgan	06/17/2020	—	(3,347)
834,929,412 KRW	700,224 USD	JPMorgan	06/17/2020	4,072	—
2,504,788,236 KRW	2,067,924 USD	JPMorgan	06/17/2020	—	(20,533)
5,056,314 NOK	541,650 USD	JPMorgan	06/17/2020	4,362	—
1,685,438 NOK	178,798 USD	JPMorgan	06/17/2020	—	(298)
270,252 SGD	193,338 USD	JPMorgan	06/17/2020	—	(815)
2,379,241 USD	2,309,690 CHF	JPMorgan	06/17/2020	31,638	—
277,569 USD	3,889,138,170 IDR	JPMorgan	06/17/2020	—	(14,029)
304,795 USD	1,040,932 ILS	JPMorgan	06/17/2020	—	(3,155)
337,439 USD	24,525,264 INR	JPMorgan	06/17/2020	—	(2,646)
950,595 USD	18,365,081 MXN	JPMorgan	06/17/2020	—	(33,050)
121,223 USD	6,190,500 PHP	JPMorgan	06/17/2020	—	(778)
1,276,177 USD	5,054,248 PLN	JPMorgan	06/17/2020	12,502	—
539,755 USD	5,224,878 SEK	JPMorgan	06/17/2020	6,337	—
143,973 USD	4,333,122 TWD	JPMorgan	06/17/2020	1,053	—
554,801 CAD	322,500 GBP	Morgan Stanley	06/17/2020	1,191	—
556,451 CAD	322,500 GBP	Morgan Stanley	06/17/2020	—	(38)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
34	Multi-Manager Alternative Strategies Fund | Semiannual Report 2020

Consolidated Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
3,938,342 CAD	2,967,507 USD	Morgan Stanley	06/17/2020	33,661	—
601,948 EUR	665,706 USD	Morgan Stanley	06/17/2020	—	(2,815)
241,781 USD	356,591 AUD	Morgan Stanley	06/17/2020	—	(9,032)
545,825 CAD	645,516 NZD	National Australia Bank	06/17/2020	—	(2,757)
550,050 CAD	645,000 NZD	RBC Capital Markets	06/17/2020	—	(6,226)
645,000 GBP	1,116,010 CAD	RBC Capital Markets	06/17/2020	2,392	—
322,500 GBP	555,774 CAD	RBC Capital Markets	06/17/2020	—	(466)
645,000 NZD	554,078 CAD	RBC Capital Markets	06/17/2020	9,227	—
1,290,000 NZD	1,080,263 CAD	RBC Capital Markets	06/17/2020	—	(2,324)
558,904 USD	738,176 CAD	RBC Capital Markets	06/17/2020	—	(9,004)
558,025 CAD	322,500 GBP	Standard Chartered	06/17/2020	—	(1,211)
545,471 CAD	645,000 NZD	Standard Chartered	06/17/2020	—	(2,816)
645,000 GBP	1,115,658 CAD	Standard Chartered	06/17/2020	2,129	—
249,146 USD	337,984 SGD	Standard Chartered	06/17/2020	—	(6,333)
76,116 USD	69,497 EUR	State Street	06/17/2020	1,068	—
113,912 USD	175,245 NZD	State Street	06/17/2020	—	(4,274)
4,678,397 EUR	5,211,453 USD	UBS	06/17/2020	15,644	—
310,000 GBP	400,703 USD	UBS	06/17/2020	2,281	—
810,747 USD	620,000 GBP	UBS	06/17/2020	—	(13,904)
Total				3,028,100	(3,056,361)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
3-Month Euro Euribor	92	06/2020	EUR	23,115,000	16,274	—
3-Month Euro Euribor	11	06/2020	EUR	2,763,750	790	—
3-Month Euro Euribor	12	09/2020	EUR	3,015,600	1,245	—
3-Month Euro Euribor	14	12/2020	EUR	3,518,375	2,234	—
3-Month Euro Euribor	13	03/2021	EUR	3,267,063	2,619	—
3-Month Euro Euribor	14	06/2021	EUR	3,518,200	2,755	—
3-Month Euro Euribor	13	09/2021	EUR	3,266,738	2,818	—
3-Month Euro Euribor	7	12/2021	EUR	1,758,925	1,792	—
3-Month Euro Swiss Franc	1	09/2020	CHF	252,275	103	—
3-Month Euro Swiss Franc	2	12/2020	CHF	504,650	628	—
90-Day Sterling	171	06/2020	GBP	21,264,919	8,809	—
90-Day Sterling	21	06/2020	GBP	2,611,481	1,117	—
90-Day Sterling	22	09/2020	GBP	2,737,350	1,875	—
90-Day Sterling	23	12/2020	GBP	2,862,063	2,421	—
90-Day Sterling	22	03/2021	GBP	2,738,450	2,689	—
90-Day Sterling	22	06/2021	GBP	2,738,313	2,905	—
90-Day Sterling	22	09/2021	GBP	2,738,175	3,006	—
90-Day Sterling	23	12/2021	GBP	2,862,350	3,504	—
Amsterdam Index	2	03/2020	EUR	215,636	—	(33,213)
Amsterdam Index	13	03/2020	EUR	1,401,634	—	(228,224)
Australian 10-Year Bond	107	03/2020	AUD	16,017,496	173,548	—
Australian 10-Year Bond	21	03/2020	AUD	3,143,621	36,252	—
Australian 3-Year Bond	278	03/2020	AUD	32,342,601	95,991	—
Australian 3-Year Bond	74	03/2020	AUD	8,609,181	27,077	—
Banker’s Acceptance	4	06/2020	CAD	985,200	2,411	—
Banker’s Acceptance	5	09/2020	CAD	1,233,063	3,532	—
British Pound	99	03/2020	USD	7,918,763	—	(197,259)
CAC40 Index	13	03/2020	EUR	689,845	—	(106,146)
CAC40 Index	22	03/2020	EUR	1,167,430	—	(178,318)
Canadian Dollar	105	03/2020	USD	7,834,575	—	(177,068)
Canadian Government 10-Year Bond	116	06/2020	CAD	16,555,520	168,258	—
Canadian Government 10-Year Bond	7	06/2020	CAD	999,040	12,214	—
Cocoa	38	05/2020	USD	1,015,360	—	(44,538)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2020	35

Consolidated Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
DAX Index	4	03/2020	EUR	1,181,900	—	(166,378)
DAX Index	5	03/2020	EUR	1,477,375	—	(227,738)
DJIA Index E-mini	10	03/2020	USD	1,268,200	—	(160,403)
DJIA Index E-mini	22	03/2020	USD	2,790,040	—	(343,231)
Euro Buxl	21	03/2020	EUR	4,615,380	288,456	—
EURO STOXX 50 Index	36	03/2020	EUR	1,193,040	—	(169,462)
EURO STOXX 50 Index	39	03/2020	EUR	1,292,460	—	(177,322)
Euro-Bobl	11	06/2020	EUR	1,496,000	2,371	—
Euro-BTP	34	03/2020	EUR	4,955,840	—	(20,182)
Euro-Bund	58	03/2020	EUR	10,292,680	262,307	—
Euro-Bund	5	06/2020	EUR	873,450	881	—
Eurodollar 90-Day	466	06/2020	USD	115,294,225	657,557	—
Eurodollar 90-Day	41	06/2020	USD	10,143,913	51,344	—
Eurodollar 90-Day	38	09/2020	USD	9,413,075	51,359	—
Eurodollar 90-Day	63	12/2020	USD	15,607,463	85,170	—
Eurodollar 90-Day	64	03/2021	USD	15,872,800	89,148	—
Eurodollar 90-Day	69	06/2021	USD	17,115,450	96,180	—
Eurodollar 90-Day	70	09/2021	USD	17,364,375	96,720	—
Eurodollar 90-Day	71	12/2021	USD	17,608,000	100,193	—
Euro-OAT	58	03/2020	EUR	9,785,180	209,497	—
Euro-OAT	89	03/2020	EUR	12,073,740	119,346	—
Euro-Schatz	100	03/2020	EUR	11,231,500	27,135	—
Euro-Schatz	18	06/2020	EUR	2,022,480	4,459	—
FTSE 100 Index	6	03/2020	GBP	391,710	—	(67,433)
FTSE 100 Index	17	03/2020	GBP	1,109,845	—	(212,592)
FTSE China A50 Index	48	03/2020	USD	636,480	—	(31,135)
FTSE/JSE Top 40 Index	4	03/2020	ZAR	1,825,920	—	(16,005)
FTSE/MIB Index	3	03/2020	EUR	330,390	—	(35,157)
FTSE/MIB Index	11	03/2020	EUR	1,211,430	—	(119,637)
Gold 100 oz.	62	04/2020	USD	9,713,540	—	(34,541)
H-Shares Index	2	03/2020	HKD	1,035,900	—	(3,805)
IBEX 35 Index	6	03/2020	EUR	521,598	—	(86,550)
IBEX 35 Index	16	03/2020	EUR	1,390,928	—	(210,964)
Indian Rupee	56	03/2020	USD	1,544,480	—	(15,191)
KOSPI 200 Index	58	03/2020	KRW	3,883,825,000	—	(254,063)
Long Gilt	67	06/2020	GBP	9,071,800	90,927	—
Long Gilt	41	06/2020	GBP	5,551,400	56,530	—
Mexican Peso	338	03/2020	USD	8,541,260	—	(330,732)
MSCI EAFE Index	1	03/2020	USD	90,800	—	(10,457)
MSCI EAFE Index	23	03/2020	USD	2,088,400	—	(203,610)
MSCI Emerging Markets Index	29	03/2020	USD	1,462,760	—	(159,932)
MSCI Singapore Index	1	03/2020	SGD	34,405	—	(1,058)
MSCI Singapore Index	15	03/2020	SGD	516,075	—	(19,141)
MSCI Taiwan Index	3	03/2020	USD	126,330	—	(5,867)
MSCI Taiwan Index	32	03/2020	USD	1,347,520	—	(95,637)
NASDAQ 100 Index E-mini	9	03/2020	USD	1,521,720	—	(85,909)
NASDAQ 100 Index E-mini	23	03/2020	USD	3,888,840	—	(186,705)
New Zealand Dollar	93	03/2020	USD	5,818,080	—	(295,699)
Nikkei 225 Index	6	03/2020	JPY	126,480,000	—	(123,374)
OMXS30 Index	14	03/2020	SEK	2,339,750	—	(29,164)
OMXS30 Index	103	03/2020	SEK	17,213,875	—	(225,155)
Platinum	27	04/2020	USD	1,167,345	—	(160,941)
Primary Aluminum	2	06/2020	USD	84,988	—	(168)
RBOB Gasoline	5	03/2020	USD	311,388	—	(52,242)
Russell 2000 Index E-mini	26	03/2020	USD	1,917,370	—	(238,270)
Russell 2000 Index E-mini	25	03/2020	USD	1,843,625	—	(243,349)
S&P 500 Index E-mini	9	03/2020	USD	1,327,995	—	(111,345)
S&P 500 Index E-mini	24	03/2020	USD	3,541,320	—	(306,447)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
36	Multi-Manager Alternative Strategies Fund | Semiannual Report 2020

Consolidated Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P Mid 400 Index E-mini	2	03/2020	USD	362,440	—	(48,573)
S&P Mid 400 Index E-mini	12	03/2020	USD	2,174,640	—	(289,656)
S&P/TSX 60 Index	20	03/2020	CAD	3,884,800	—	(139,996)
S&P/TSX 60 Index	30	03/2020	CAD	5,827,200	—	(247,805)
Short Term Euro-BTP	148	03/2020	EUR	16,663,320	—	(18,124)
Silver	24	05/2020	USD	1,974,840	—	(174,052)
SPI 200 Index	19	03/2020	AUD	3,027,650	—	(136,518)
SPI 200 Index	21	03/2020	AUD	3,346,350	—	(158,615)
Sugar #11	143	04/2020	USD	2,264,662	—	(95,198)
TOPIX Index	7	03/2020	JPY	104,965,000	—	(134,273)
TOPIX Index	13	03/2020	JPY	194,935,000	—	(254,870)
U.S. Long Bond	66	06/2020	USD	11,236,500	343,900	—
U.S. Treasury 10-Year Note	217	06/2020	USD	29,240,750	697,353	—
U.S. Treasury 2-Year Note	307	06/2020	USD	67,026,735	520,216	—
U.S. Treasury 5-Year Note	439	06/2020	USD	53,887,250	914,143	—
U.S. Ultra Treasury Bond	37	06/2020	USD	7,677,500	264,660	—
Wheat	2	05/2020	USD	45,325	—	(2,602)
Wheat	10	05/2020	USD	262,500	—	(11,783)
Wheat	28	07/2020	USD	736,750	—	(58,391)
Total					5,606,719	(7,972,213)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
3-Month Euro Swiss Franc	(1)	06/2020	CHF	(252,200)	—	(373)
Australian Dollar	(387)	03/2020	USD	(25,247,880)	867,327	—
Brent Crude	(33)	03/2020	USD	(1,639,110)	152,319	—
British Pound	(13)	03/2020	USD	(1,039,838)	10,460	—
Canadian Dollar	(99)	03/2020	USD	(7,386,885)	56,812	—
Coffee	(11)	05/2020	USD	(459,319)	—	(39,849)
Copper	(4)	03/2020	USD	(562,900)	2,538	—
Copper	(59)	05/2020	USD	(3,746,500)	104,425	—
Copper	(10)	06/2020	USD	(1,410,250)	5,653	—
Copper	(2)	06/2020	USD	(282,050)	144	—
Corn	(21)	05/2020	USD	(386,663)	8,156	—
Corn	(86)	07/2020	USD	(1,601,750)	83,116	—
Cotton	(9)	05/2020	USD	(276,705)	17,469	—
Euro Buxl	(12)	03/2020	EUR	(2,637,360)	—	(193,503)
Euro FX	(309)	03/2020	USD	(42,640,069)	161,288	—
Euro-BTP	(5)	03/2020	EUR	(728,800)	—	(124)
FTSE/JSE Top 40 Index	(1)	03/2020	ZAR	(456,480)	543	—
Gas Oil	(81)	04/2020	USD	(3,559,950)	467,266	—
Gas Oil	(53)	04/2020	USD	(2,329,350)	365,696	—
Hang Seng Index	(3)	03/2020	HKD	(3,925,500)	6,963	—
H-Shares Index	(1)	03/2020	HKD	(517,950)	—	(416)
Japanese Yen	(235)	03/2020	USD	(27,265,875)	—	(333,938)
Lean Hogs	(32)	04/2020	USD	(797,120)	99,315	—
Live Cattle	(24)	04/2020	USD	(1,032,720)	93,318	—
Natural Gas	(193)	03/2020	USD	(3,250,120)	367,502	—
New Zealand Dollar	(143)	03/2020	USD	(8,946,080)	180,972	—
Nickel	(9)	06/2020	USD	(662,796)	30,017	—
Nickel	(2)	06/2020	USD	(147,288)	—	(530)
NY Harbor ULSD Heat Oil	(49)	03/2020	USD	(3,040,283)	360,471	—
Primary Aluminum	(2)	03/2020	USD	(84,275)	728	—
Primary Aluminum	(36)	06/2020	USD	(1,529,775)	27,881	—
South African Rand	(57)	03/2020	USD	(1,804,050)	72,597	—
Soybean	(16)	05/2020	USD	(714,200)	4,074	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2020	37

Consolidated Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Short futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Soybean	(38)	07/2020	USD	(1,712,850)	10,050	—
Soybean Meal	(6)	05/2020	USD	(183,360)	—	(5,249)
Soybean Meal	(44)	07/2020	USD	(1,364,440)	—	(28,073)
Soybean Oil	(11)	05/2020	USD	(189,288)	11,878	—
Soybean Oil	(12)	07/2020	USD	(209,088)	8,949	—
Swiss Franc	(22)	03/2020	USD	(2,850,925)	—	(49,371)
U.S. Treasury 5-Year Note	(14)	06/2020	USD	(1,718,500)	—	(10,421)
U.S. Ultra Bond 10-Year Note	(38)	06/2020	USD	(5,708,313)	—	(178,776)
U.S. Ultra Treasury Bond	(30)	06/2020	USD	(6,225,000)	—	(304,548)
WTI Crude	(72)	03/2020	USD	(3,222,720)	452,645	—
Zinc	(2)	03/2020	USD	(100,650)	6,419	—
Zinc	(21)	06/2020	USD	(1,061,025)	58,409	—
Zinc	(6)	06/2020	USD	(303,150)	1,108	—
Total					4,096,508	(1,145,171)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
Cincinnati Bell, Inc.	Goldman Sachs	USD	296,235	227	12.50	08/21/2020	5,973	24,403
Dermira, Inc.(j)	Goldman Sachs	USD	376,875	201	20.00	03/20/2020	8,500	—
Northern Oil and Gas, Inc.	Goldman Sachs	USD	23,200	160	2.00	03/20/2020	3,334	400
Stars Group, Inc. (The)	Goldman Sachs	USD	197,370	86	25.00	08/21/2020	12,230	13,760
WESCO International, Inc.	Goldman Sachs	USD	239,363	59	55.00	04/17/2020	7,007	1,770
Total							37,044	40,333

Total return swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
SONIA plus 1.250%	Total return on Flutter Entertainment PLC	Monthly	Goldman Sachs	02/02/2021	GBP	584,215	20,694	923	—	—	21,617	—
SONIA plus 1.250%	Total return on Flutter Entertainment PLC	Monthly	Goldman Sachs	02/02/2021	GBP	275,810	8,924	—	—	—	8,924	—
Total return on DP World PLC	1-Month USD LIBOR plus 0.900%	Monthly	Goldman Sachs	02/19/2021	USD	506,811	(17,180)	—	—	—	—	(17,180)
Total							12,438	923	—	—	30,541	(17,180)

Total return swap contracts on futures
Reference instrument*	Counterparty	Expiration date	Trading currency	Notional amount long(short)	Upfront payments ($)	Upfront receipts ($)	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro Buxl Jun 20	Barclays	06/2020	EUR	218,160	—	—	439	—
Euro-Bobl Jun 20	Barclays	06/2020	EUR	9,928,000	—	—	8,951	—
Euro-Bund Jun 20	Barclays	06/2020	EUR	2,969,730	—	—	11,026	—
Euro-Schatz Jun 20	Barclays	06/2020	EUR	4,044,960	—	—	2,515	—
Japanese 10-Year Government Bond Mar 20	Barclays	03/2020	JPY	(154,070,000)	—	—	—	(14,310)
Long Gilt Jun 20	Barclays	06/2020	GBP	1,489,400	—	—	15,514	—
Cocoa May 20	Citi	05/2020	GBP	254,150	—	—	—	(11,321)
Primary Aluminum Jun 20	Citi	06/2020	USD	(339,950)	—	—	1,741	—
Primary Aluminum Mar 20	Citi	03/2020	USD	(42,138)	—	—	312	—
Soybean May 20	Citi	05/2020	USD	(2,410,425)	—	—	14,191	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
38	Multi-Manager Alternative Strategies Fund | Semiannual Report 2020

Consolidated Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Total return swap contracts on futures (continued)
Reference instrument*	Counterparty	Expiration date	Trading currency	Notional amount long(short)	Upfront payments ($)	Upfront receipts ($)	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Soybean Meal May 20	Citi	05/2020	USD	(1,741,920)	—	—	—	(51,625)
Soybean Oil May 20	Citi	05/2020	USD	(34,416)	—	—	1,372	—
Wheat May 20	Citi	05/2020	USD	892,500	—	—	—	(42,075)
Swiss Market Index Mar 20	JPMorgan	03/2020	CHF	388,680	—	—	—	(34,294)
TAIEX Index Mar 20	JPMorgan	03/2020	TWD	6,765,600	—	—	—	(7,985)
Total					—	—	56,061	(161,610)

*	If the notional amount of the swap contract is long and the swap contract’s value is positive (negative), the Fund will receive (pay) the total return. If the notional amount of the swap contract is short and the swap contract’s value is positive (negative), the Fund will pay (receive) the total return. Receipts and payments occur upon termination of the contract.

Reference index and values for swap contracts as of period end
Reference index		Reference rate
1-Month USD LIBOR	London Interbank Offered Rate	1.515%
SONIA	Sterling Overnight Index Average	0.710%
Notes to Consolidated Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At February 29, 2020, the total value of these securities amounted to $92,725,711, which represents 18.39% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of February 29, 2020.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of February 29, 2020.
(d)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(e)	Represents a security purchased on a when-issued basis.
(f)	Non-income producing investment.
(g)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(h)	This security or a portion of this security has been pledged as collateral in connection with investments sold short.
(i)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 29, 2020, the total value of these securities amounted to $1,769,134, which represents 0.35% of total net assets.
(j)	Valuation based on significant unobservable inputs.
(k)	Zero coupon bond.
(l)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(m)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of February 29, 2020.
(n)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(o)	Principal and interest may not be guaranteed by a governmental entity.
(p)	The rate shown is the seven-day current annualized yield at February 29, 2020.
(q)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended February 29, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.641%
	122,886,475	258,028,613	(263,789,144)	117,125,944	4,743	6,608	1,022,949	117,125,945
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2020	39

Consolidated Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
FGIC	Financial Guaranty Insurance Corporation
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canada Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the consolidated financial statements – Security valuation.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
40	Multi-Manager Alternative Strategies Fund | Semiannual Report 2020

Consolidated Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Agency	—	212,816	—	212,816
Asset-Backed Securities — Non-Agency	—	25,272,706	—	25,272,706
Commercial Mortgage-Backed Securities - Agency	—	21,188,808	—	21,188,808
Commercial Mortgage-Backed Securities - Non-Agency	—	11,487,317	—	11,487,317
Commercial Paper	—	666,618	—	666,618
Common Stocks
Communication Services	93,112	—	—	93,112
Consumer Discretionary	4,237,126	—	—	4,237,126
Consumer Staples	—	—	31,764	31,764
Financials	13,253,994	506,406	—	13,760,400
Health Care	16,339,098	—	—	16,339,098
Industrials	9,504,054	454,900	—	9,958,954
Information Technology	35,477,226	1,611,568	1,719,880	38,808,674
Materials	217,468	—	—	217,468
Real Estate	5,890,419	251,259	—	6,141,678
Utilities	5,672,223	—	—	5,672,223
Total Common Stocks	90,684,720	2,824,133	1,751,644	95,260,497
Convertible Bonds	—	4,441,036	—	4,441,036
Convertible Preferred Stocks
Health Care	—	438,591	—	438,591
Industrials	—	637,718	—	637,718
Information Technology	—	296,115	—	296,115
Real Estate	—	331,319	—	331,319
Utilities	154,368	2,460,011	—	2,614,379
Total Convertible Preferred Stocks	154,368	4,163,754	—	4,318,122
Corporate Bonds & Notes	—	95,967,085	—	95,967,085
Foreign Government Obligations	—	30,066,856	—	30,066,856
Municipal Bonds	—	1,789,470	—	1,789,470
Preferred Debt	217,980	—	—	217,980
Preferred Stocks
Financials	815,252	—	—	815,252
Total Preferred Stocks	815,252	—	—	815,252
Residential Mortgage-Backed Securities - Agency	—	4,457,124	—	4,457,124
Residential Mortgage-Backed Securities - Non-Agency	—	39,585,688	—	39,585,688
Treasury Bills	30,542,216	—	—	30,542,216
U.S. Treasury Obligations	9,927,279	—	—	9,927,279
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2020	41

Consolidated Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Warrants
Information Technology	—	—	17,490	17,490
Total Warrants	—	—	17,490	17,490
Options Purchased Calls	40,333	—	0*	40,333
Money Market Funds	117,125,945	—	—	117,125,945
Total Investments in Securities	249,508,093	242,123,411	1,769,134	493,400,638
Investments in securities sold short
Common Stocks
Communication Services	(434,082)	—	—	(434,082)
Consumer Discretionary	(2,916,347)	—	—	(2,916,347)
Energy	(19,127)	—	—	(19,127)
Financials	(9,179,178)	—	—	(9,179,178)
Health Care	(3,950,288)	—	—	(3,950,288)
Industrials	(974,070)	—	—	(974,070)
Information Technology	(1,659,863)	(227,181)	—	(1,887,044)
Materials	(216,140)	—	—	(216,140)
Real Estate	(9,070,707)	—	—	(9,070,707)
Total Common Stocks	(28,419,802)	(227,181)	—	(28,646,983)
Total Investments in Securities Sold Short	(28,419,802)	(227,181)	—	(28,646,983)
Total Investments in Securities, Net of Securities Sold Short	221,088,291	241,896,230	1,769,134	464,753,655
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	3,028,100	—	3,028,100
Futures Contracts	9,703,227	—	—	9,703,227
Swap Contracts	—	86,602	—	86,602
Liability
Forward Foreign Currency Exchange Contracts	—	(3,056,361)	—	(3,056,361)
Futures Contracts	(9,117,384)	—	—	(9,117,384)
Swap Contracts	—	(178,790)	—	(178,790)
Total	221,674,134	241,775,781	1,769,134	465,219,049

*	Rounds to zero.
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
42	Multi-Manager Alternative Strategies Fund | Semiannual Report 2020

Consolidated Statement of Assets and Liabilities
February 29, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $375,061,728)	$376,234,360
Affiliated issuers (cost $117,119,866)	117,125,945
Options purchased (cost $37,044)	40,333
Cash	350,638
Foreign currency (cost $161,598)	161,684
Cash collateral held at broker for:
Forward foreign currency exchange contracts	730,000
Swap contracts	450,000
Other(a)	28,729,403
Margin deposits on:
Futures contracts	12,891,393
Unrealized appreciation on forward foreign currency exchange contracts	3,028,100
Unrealized appreciation on swap contracts	86,602
Receivable for:
Investments sold	2,530,739
Capital shares sold	686,629
Dividends	206,802
Interest	1,876,152
Foreign tax reclaims	32,617
Variation margin for futures contracts	3,455,045
Prepaid expenses	1,311
Trustees’ deferred compensation plan	64,063
Other assets	9,983
Total assets	548,691,799
Liabilities
Securities sold short, at value (proceeds $30,611,657)	28,646,983
Unrealized depreciation on forward foreign currency exchange contracts	3,056,361
Unrealized depreciation on swap contracts	178,790
Payable for:
Investments purchased	6,533,482
Investments purchased on a delayed delivery basis	949,379
Capital shares purchased	627,892
Dividends and interest on securities sold short	15,243
Variation margin for futures contracts	4,205,945
Management services fees	15,167
Transfer agent fees	41,206
Compensation of board members	1,287
Compensation of chief compliance officer	28
Other expenses	65,708
Trustees’ deferred compensation plan	64,063
Total liabilities	44,401,534
Net assets applicable to outstanding capital stock	$504,290,265
Represented by
Paid in capital	587,214,341
Total distributable earnings (loss)	(82,924,076)
Total - representing net assets applicable to outstanding capital stock	$504,290,265
Institutional Class
Net assets	$504,290,265
Shares outstanding	55,544,188
Net asset value per share	$9.08

(a)	Includes collateral related to swap contracts and securities sold short.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2020	43

Consolidated Statement of Operations
Six Months Ended February 29, 2020 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$1,016,364
Dividends — affiliated issuers	1,022,949
Interest	4,608,232
Foreign taxes withheld	(18,200)
Total income	6,629,345
Expenses:
Management services fees	2,713,574
Distribution and/or service fees
Class A	1,023
Transfer agent fees
Class A	454
Institutional Class	271,895
Compensation of board members	10,696
Custodian fees	56,703
Printing and postage fees	28,617
Registration fees	23,520
Audit fees	25,279
Legal fees	5,479
Dividends and interest on securities sold short	107,326
Compensation of chief compliance officer	87
Other	11,843
Total expenses	3,256,496
Net investment income	3,372,849
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	5,567,529
Investments — affiliated issuers	4,743
Foreign currency translations	15,933
Forward foreign currency exchange contracts	(385,298)
Futures contracts	(5,069,127)
Options purchased	(494,617)
Options contracts written	128,263
Securities sold short	(1,943,922)
Swap contracts	(819,479)
Net realized loss	(2,995,975)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(2,073,106)
Investments — affiliated issuers	6,608
Foreign currency translations	3,156
Forward foreign currency exchange contracts	(500,615)
Futures contracts	(3,704,433)
Options purchased	86,211
Options contracts written	(7,423)
Securities sold short	1,435,008
Swap contracts	(270,319)
Net change in unrealized appreciation (depreciation)	(5,024,913)
Net realized and unrealized loss	(8,020,888)
Net decrease in net assets resulting from operations	$(4,648,039)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
44	Multi-Manager Alternative Strategies Fund | Semiannual Report 2020

Consolidated Statement of Changes in Net Assets
	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Operations
Net investment income	$3,372,849	$12,615,065
Net realized gain (loss)	(2,995,975)	1,516,246
Net change in unrealized appreciation (depreciation)	(5,024,913)	7,107,216
Net increase (decrease) in net assets resulting from operations	(4,648,039)	21,238,527
Distributions to shareholders
Net investment income and net realized gains
Class A	(19,137)	(14,374)
Institutional Class	(10,253,520)	(7,632,087)
Total distributions to shareholders	(10,272,657)	(7,646,461)
Increase (decrease) in net assets from capital stock activity	15,428,402	(81,974,091)
Total increase (decrease) in net assets	507,706	(68,382,025)
Net assets at beginning of period	503,782,559	572,164,584
Net assets at end of period	$504,290,265	$503,782,559

	Six Months Ended		Year Ended
	February 29, 2020 (Unaudited)		August 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	—	—	675	5,980
Distributions reinvested	2,110	19,095	1,647	14,348
Redemptions	(115,393)	(1,053,246)	(35,401)	(317,926)
Net decrease	(113,283)	(1,034,151)	(33,079)	(297,598)
Institutional Class
Subscriptions	5,356,692	49,221,827	5,755,311	51,641,302
Distributions reinvested	1,130,487	10,253,520	875,236	7,632,052
Redemptions	(4,676,318)	(43,012,794)	(15,733,365)	(140,949,847)
Net increase (decrease)	1,810,861	16,462,553	(9,102,818)	(81,676,493)
Total net increase (decrease)	1,697,578	15,428,402	(9,135,897)	(81,974,091)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2020	45

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Institutional Class	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31,
		2019	2018	2017 (a)
Per share data
Net asset value, beginning of period	$9.36	$9.08	$9.03	$9.10
Income (loss) from investment operations:
Net investment income	0.06	0.22	0.11	0.02
Net realized and unrealized gain (loss)	(0.15)	0.19	(0.06)	(0.09)
Total from investment operations	(0.09)	0.41	0.05	(0.07)
Distributions to shareholders
Distributions from net investment income	(0.19)	(0.13)	—	—
Total distributions to shareholders	(0.19)	(0.13)	—	—
Net asset value, end of period	$9.08	$9.36	$9.08	$9.03
Total return	(0.94%)	4.62%	0.55%	(0.77%)
Ratios to average net assets
Total gross expenses(b)	1.32%(c),(d)	1.27%	1.34%(d)	1.45%(c),(d)
Total net expenses(b),(e)	1.32%(c),(d)	1.27%	1.34%(d)	1.45%(c),(d)
Net investment income	1.37%(c)	2.43%	1.18%	0.34%(c)
Supplemental data
Net assets, end of period (in thousands)	$504,290	$502,726	$570,839	$578,239
Portfolio turnover	88%	226%	256%	444%

Notes to Consolidated Financial Highlights
(a)	Institutional Class shares commenced operations on January 3, 2017. Per share data and total return reflect activity from that date.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Annualized.
(d)	Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, annualized expenses would have been lower by:

Class	2/29/2020	8/31/2019	8/31/2018	8/31/2017
Institutional Class	0.04%	—%	0.07%	0.15%

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
46	Multi-Manager Alternative Strategies Fund | Semiannual Report 2020

Notes to Consolidated Financial Statements
February 29, 2020 (Unaudited)
Note 1. Organization
Multi-Manager Alternative Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes listed in the Statement of Assets and Liabilities which are not subject to any front-end sales charge or contingent deferred sales charge. Effective at close of business on January 24, 2020, Class A shares merged, in a tax-free transaction, into Institutional Class shares and Class A shares are no longer offered for sale.
Basis for consolidation
ASGM Offshore Fund, Ltd. and ASMF Offshore Fund, Ltd. (each, a Subsidiary) are each a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. Each Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of each Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiaries, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and each respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and each Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At February 29, 2020, each Subsidiary’s financial statement information is as follows:
	ASGM Offshore Fund, Ltd.	ASMF Offshore Fund, Ltd.
% of consolidated fund net assets	1.02%	2.54%
Net assets	$5,134,480	$12,790,950
Net investment income (loss)	9,503	41,783
Net realized gain (loss)	(2,310,318)	(1,781,712)
Net change in unrealized appreciation (depreciation)	824,636	236,465
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiaries on a consolidated basis.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2020	47

Notes to Consolidated Financial Statements  (continued)
February 29, 2020 (Unaudited)
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
48	Multi-Manager Alternative Strategies Fund | Semiannual Report 2020

Notes to Consolidated Financial Statements  (continued)
February 29, 2020 (Unaudited)
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded
Multi-Manager Alternative Strategies Fund | Semiannual Report 2020	49

Notes to Consolidated Financial Statements  (continued)
February 29, 2020 (Unaudited)
under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Consolidated Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another and to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates and to manage exposure to the securities market, government bonds, the commodities markets and currency markets. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day.
50	Multi-Manager Alternative Strategies Fund | Semiannual Report 2020

Notes to Consolidated Financial Statements  (continued)
February 29, 2020 (Unaudited)
The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund’s exposure to equity market risk, to increase return on investments, to protect gains and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2020	51

Notes to Consolidated Financial Statements  (continued)
February 29, 2020 (Unaudited)
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Total return swap contracts
The Fund entered into total return swap contracts to manage long or short exposure to the total return on a specified reference security in return for periodic payments based on a fixed or variable interest rate and to manage long or short exposure to the total return on a reference security index in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.
Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses). Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 29, 2020:
Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	7,506*
Equity risk	Investments, at value — Options Purchased	40,333
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	30,541*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	3,028,100
Foreign exchange risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,349,456*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	5,606,719*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	38,445*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	2,739,546*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	17,616*
Total		12,858,262

52	Multi-Manager Alternative Strategies Fund | Semiannual Report 2020

Notes to Consolidated Financial Statements  (continued)
February 29, 2020 (Unaudited)
Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	6,283,918*
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	59,459*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	3,056,361
Foreign exchange risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,399,258*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	726,051*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	14,310*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	708,157*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	105,021*
Total		12,352,535

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the six months ended February 29, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	(3,926,116)	—	—	(168,209)	(4,094,325)
Equity risk	—	1,209,119	128,263	(494,617)	(43,703)	799,062
Foreign exchange risk	(385,298)	(1,875,782)	—	—	—	(2,261,080)
Interest rate risk	—	(476,348)	—	—	(607,567)	(1,083,915)
Total	(385,298)	(5,069,127)	128,263	(494,617)	(819,479)	(6,640,258)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	1,229,982	—	—	(171,873)	1,058,109
Equity risk	—	(6,284,243)	(7,423)	86,211	(25,741)	(6,231,196)
Foreign exchange risk	(500,615)	(1,304,531)	—	—	—	(1,805,146)
Interest rate risk	—	2,654,359	—	—	(72,705)	2,581,654
Total	(500,615)	(3,704,433)	(7,423)	86,211	(270,319)	(4,396,579)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended February 29, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	617,725,494
Futures contracts — short	194,486,546

Multi-Manager Alternative Strategies Fund | Semiannual Report 2020	53

Notes to Consolidated Financial Statements  (continued)
February 29, 2020 (Unaudited)
Derivative instrument	Average value ($)*
Options contracts — purchased	47,808
Options contracts — written	(180)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	2,591,279	(2,843,745)
Total return swap contracts	71,401	(102,156)

*	Based on the ending quarterly outstanding amounts for the six months ended February 29, 2020.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. POs are
54	Multi-Manager Alternative Strategies Fund | Semiannual Report 2020

Notes to Consolidated Financial Statements  (continued)
February 29, 2020 (Unaudited)
stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Short sales
The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. Securities pledged as collateral are designated in the Consolidated Portfolio of Investments. In addition, the collateral is recorded as cash collateral held at broker in the Consolidated Statement of Assets and Liabilities. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security and may receive rebate income from the investment of collateral. The net amount of income or fees is included in "Interest income" (for net income received) or “Dividends and interest on securities sold short” (for net expense) in the Consolidated Statement of Operations. A short position is reported as a liability at fair value in the Consolidated Statement of Assets and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Consolidated Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2020	55

Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 29, 2020:
	ANZ Securities ($)	Barclays ($)	Canadian Imperial Bank of Commerce ($)	Citi ($) (a)	Citi ($) (a)	Citi ($) (a)	Goldman Sachs ($) (a)	Goldman Sachs ($) (a)	HSBC ($)	JPMorgan ($)	Morgan Stanley ($)	National Australia Bank ($)	RBC Capital Markets ($)	Standard Chartered ($)	State Street ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	48,646	-	-	1,233,264	71,468	-	312,699	10,104	51,158	1,233,168	34,852	-	11,619	2,129	1,068	17,925	3,028,100
Options purchased calls	-	-	-	-	-	-	40,333	-	-	-	-	-	-	-	-	-	40,333
OTC total return swap contracts (b)	-	-	-	-	-	-	30,541	-	-	-	-	-	-	-	-	-	30,541
OTC total return swap contracts on futures (b)	-	38,445	-	-	-	17,616	-	-	-	-	-	-	-	-	-	-	56,061
Total assets	48,646	38,445	-	1,233,264	71,468	17,616	383,573	10,104	51,158	1,233,168	34,852	-	11,619	2,129	1,068	17,925	3,155,035
Liabilities
Forward foreign currency exchange contracts	32,460	-	15,112	1,321,425	32,702	-	251,288	18,968	1,755	1,321,451	11,885	2,757	18,020	10,360	4,274	13,904	3,056,361
OTC total return swap contracts (b)	-	-	-	-	-	-	17,180	-	-	-	-	-	-	-	-	-	17,180
OTC total return swap contracts on futures (b)	-	14,310	-	-	-	105,021	-	-	-	42,279	-	-	-	-	-	-	161,610
Securities borrowed	-	-	-	-	-	-	28,646,983	-	-	-	-	-	-	-	-	-	28,646,983
Total liabilities	32,460	14,310	15,112	1,321,425	32,702	105,021	28,915,451	18,968	1,755	1,363,730	11,885	2,757	18,020	10,360	4,274	13,904	31,882,134
Total financial and derivative net assets	16,186	24,135	(15,112)	(88,161)	38,766	(87,405)	(28,531,878)	(8,864)	49,403	(130,562)	22,967	(2,757)	(6,401)	(8,231)	(3,206)	4,021	(28,727,099)
Total collateral received (pledged) (c)	-	-	-	(88,161)	-	(87,405)	(28,531,878)	-	-	(130,562)	-	-	-	-	-	-	(28,838,006)
Net amount (d)	16,186	24,135	(15,112)	-	38,766	-	-	(8,864)	49,403	-	22,967	(2,757)	(6,401)	(8,231)	(3,206)	4,021	110,907

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Notes to Consolidated Financial Statements  (continued)
February 29, 2020 (Unaudited)
56	Multi-Manager Alternative Strategies Fund | Semiannual Report 2020

Notes to Consolidated Financial Statements  (continued)
February 29, 2020 (Unaudited)
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of net asset value
The NAV per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of outstanding shares of that Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2020	57

Notes to Consolidated Financial Statements  (continued)
February 29, 2020 (Unaudited)
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Consolidated Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 1.10% to 0.95% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended February 29, 2020 was 1.10% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with AlphaSimplex Group, LLC, AQR Capital Management, LLC, Manulife Investment Management (US) LLC, TCW Investment Management Company LLC and Water Island Capital, LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board of Trustees. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
58	Multi-Manager Alternative Strategies Fund | Semiannual Report 2020

Notes to Consolidated Financial Statements  (continued)
February 29, 2020 (Unaudited)
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the six months ended February 29, 2020, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.04(a)
Institutional Class	0.11

(a)	Unannualized.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
The Fund may pay distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, provided that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result of all Class A shares of the Fund being merged into Institutional Class shares, January 24, 2020 was the last day the Fund paid a distribution and shareholder services fee for Class A shares.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2020	59

Notes to Consolidated Financial Statements  (continued)
February 29, 2020 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2020 through December 31, 2020	Prior to January 1, 2020
Institutional Class	1.43	1.56
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 29, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
461,607,000	25,622,000	(22,010,000)	3,612,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
(12,164,980)	(30,850,225)	(43,015,205)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
60	Multi-Manager Alternative Strategies Fund | Semiannual Report 2020

Notes to Consolidated Financial Statements  (continued)
February 29, 2020 (Unaudited)
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $320,673,203 and $328,837,427, respectively, for the six months ended February 29, 2020, of which $12,108,241 and $10,235,241, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended February 29, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended February 29, 2020.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2020	61

Notes to Consolidated Financial Statements  (continued)
February 29, 2020 (Unaudited)
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new reference rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary, and it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted and market practices become settled.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
62	Multi-Manager Alternative Strategies Fund | Semiannual Report 2020

Notes to Consolidated Financial Statements  (continued)
February 29, 2020 (Unaudited)
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the
Multi-Manager Alternative Strategies Fund | Semiannual Report 2020	63

Notes to Consolidated Financial Statements  (continued)
February 29, 2020 (Unaudited)
fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion of such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At February 29, 2020, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Short selling risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
64	Multi-Manager Alternative Strategies Fund | Semiannual Report 2020

Notes to Consolidated Financial Statements  (continued)
February 29, 2020 (Unaudited)
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2020	65

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Multi-Manager Alternative Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR100_08_K01_(04/20)

SemiAnnual Report
February 29, 2020
Columbia Balanced Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Balanced Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Balanced Fund  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks high total return by investing in common stocks and debt securities.
Portfolio management
Guy Pope, CFA
Lead Portfolio Manager
Managed Fund since 1997
Jason Callan
Portfolio Manager
Managed Fund since 2018
Gregory Liechty
Portfolio Manager
Managed Fund since 2011
Ronald Stahl, CFA
Portfolio Manager
Managed Fund since 2005
Average annual total returns (%) (for the period ended February 29, 2020)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	2.90	10.09	6.01	9.00
	Including sales charges		-3.02	3.74	4.76	8.36
Advisor Class*		11/08/12	3.03	10.35	6.27	9.28
Class C	Excluding sales charges	10/13/03	2.53	9.26	5.22	8.19
	Including sales charges		1.53	8.26	5.22	8.19
Institutional Class		10/01/91	3.04	10.38	6.27	9.27
Institutional 2 Class*		03/07/11	3.06	10.42	6.34	9.36
Institutional 3 Class*		11/08/12	3.08	10.47	6.39	9.38
Class R*		09/27/10	2.78	9.82	5.74	8.73
Blended Benchmark			2.69	9.94	7.16	9.33
S&P 500 Index			1.92	8.19	9.23	12.65
Bloomberg Barclays U.S. Aggregate Bond Index			3.39	11.68	3.58	3.93
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark is a weighted custom composite consisting of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Balanced Fund | Semiannual Report 2020	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at February 29, 2020)
Asset-Backed Securities — Non-Agency	7.1
Commercial Mortgage-Backed Securities - Agency	0.0(a)
Commercial Mortgage-Backed Securities - Non-Agency	3.8
Common Stocks	53.8
Corporate Bonds & Notes	7.1
Exchange-Traded Equity Funds	0.9
Foreign Government Obligations	0.0(a)
Money Market Funds	8.3
Residential Mortgage-Backed Securities - Agency	9.8
Residential Mortgage-Backed Securities - Non-Agency	8.5
Senior Loans	0.0(a)
U.S. Treasury Obligations	0.7
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Balanced Fund | Semiannual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2019 — February 29, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,029.00	1,020.14	4.79	4.77	0.95
Advisor Class	1,000.00	1,000.00	1,030.30	1,021.38	3.53	3.52	0.70
Class C	1,000.00	1,000.00	1,025.30	1,016.41	8.56	8.52	1.70
Institutional Class	1,000.00	1,000.00	1,030.40	1,021.38	3.53	3.52	0.70
Institutional 2 Class	1,000.00	1,000.00	1,030.60	1,021.63	3.28	3.27	0.65
Institutional 3 Class	1,000.00	1,000.00	1,030.80	1,021.88	3.03	3.02	0.60
Class R	1,000.00	1,000.00	1,027.80	1,018.90	6.05	6.02	1.20
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Balanced Fund | Semiannual Report 2020	5

Portfolio of Investments
February 29, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 7.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Credit Acceptance Receivables Trust(a)
Series 2020-1 Class D
03/13/2026	2.390%	18,025,000	18,186,185
Apidos CLO XI(a),(b)
Series 2012-11A Class BRR
3-month USD LIBOR + 1.700% Floor 1.750% 10/17/2030	3.536%	12,575,000	12,582,822
Apidos CLO XX(a),(b)
Series 2015-20A Class A1RA
3-month USD LIBOR + 1.100% 07/16/2031	2.943%	15,245,000	15,230,822
Apidos CLO XXVIII(a),(b)
Series 2017-28A Class A1B
3-month USD LIBOR + 1.150% Floor 1.150% 01/20/2031	2.969%	5,925,000	5,809,095
ARES XLVII CLO Ltd.(a),(b)
Series 2018-47A Class B
3-month USD LIBOR + 1.450% Floor 1.450% 04/15/2030	3.281%	3,450,000	3,420,371
Ascentium Equipment Receivables(a)
Series 2019-2A Class D
11/10/2026	2.850%	6,550,000	6,654,201
Avant Loans Funding Trust(a)
Series 2019-A Class B
12/15/2022	3.800%	5,975,000	6,068,711
Series 2019-B Class A
10/15/2026	2.720%	3,370,245	3,385,126
Series 2019-B Class B
10/15/2026	3.150%	8,675,000	8,749,443
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2018-2A Class A
03/20/2025	4.000%	19,775,000	21,459,031
Barings CLO Ltd.(a),(b)
Series 2018-4A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 10/15/2030	3.531%	22,000,000	22,012,056
Carbone CLO Ltd.(a),(b)
Series 2017-1A Class A1
3-month USD LIBOR + 1.140% 01/20/2031	2.959%	12,000,000	11,989,704
Carlyle Group LP(a),(b)
Series 2017-5A Class A2
3-month USD LIBOR + 1.400% 01/20/2030	3.219%	2,000,000	1,974,790
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carlyle US CLO Ltd.(a),(b)
Series 2016-4A Class A2R
3-month USD LIBOR + 1.450% Floor 1.450% 10/20/2027	3.269%	21,575,000	21,471,634
Carvana Auto Receivables Trust(a)
Subordinated Series 2019-3A Class C
10/15/2024	2.710%	5,950,000	6,046,079
Conn’s Receivables Funding LLC(a)
Series 2018-A Class A
01/15/2023	3.250%	575,007	577,846
Series 2019-B Class A
06/17/2024	2.660%	3,871,063	3,887,442
Consumer Loan Underlying Bond Club Certificate Issuer Trust(a)
Series 2019-HP1 Class A
12/15/2026	2.590%	15,109,350	15,251,981
Consumer Loan Underlying Bond CLUB Credit Trust(a)
Subordinated Series 2019-P2 Class B
10/15/2026	2.830%	6,350,000	6,386,979
Consumer Loan Underlying Bond Credit Trust(a)
Series 2018-P2 Class A
10/15/2025	3.470%	4,149,011	4,174,690
Drive Auto Receivables Trust
Series 2019-2 Class C
06/16/2025	3.420%	6,300,000	6,463,913
Subordinated Series 2018-4 Class D
01/15/2026	4.090%	10,900,000	11,228,588
Subordinated Series 2018-5 Class C
01/15/2025	3.990%	7,225,000	7,390,985
Dryden 33 Senior Loan Fund(a),(b)
Series 2014-33A Class AR2
3-month USD LIBOR + 1.230% Floor 1.230% 04/15/2029	3.061%	3,000,000	3,000,540
Series 2014-33A Class BR2
3-month USD LIBOR + 1.750% Floor 1.750% 04/15/2029	3.581%	3,450,000	3,450,828
Dryden 41 Senior Loan Fund(a),(b)
Series 2015-41A Class AR
3-month USD LIBOR + 0.970% Floor 0.970% 04/15/2031	2.801%	13,175,000	13,070,773
Dryden 42 Senior Loan Fund(a),(b)
Series 2016-42A Class BR
3-month USD LIBOR + 1.550% 07/15/2030	3.381%	6,025,000	5,983,885
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Balanced Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dryden 55 CLO Ltd.(a),(b)
Series 2018-55A Class A1
3-month USD LIBOR + 1.020% 04/15/2031	2.851%	8,450,000	8,439,049
DT Auto Owner Trust(a)
Series 2019-1A Class C
11/15/2024	3.610%	5,000,000	5,116,906
Series 2019-3A Class D
04/15/2025	2.960%	10,025,000	10,192,164
Subordinated Series 2020-1A Class D
11/17/2025	2.550%	8,900,000	9,011,279
Exeter Automobile Receivables Trust(a)
Series 2019-4A Class D
09/15/2025	2.580%	8,925,000	9,060,544
Subordinated Series 2020-1A Class D
12/15/2025	2.730%	6,500,000	6,623,260
Foundation Finance Trust(a)
Series 2019-1A Class A
11/15/2034	3.860%	4,852,357	4,998,620
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2019-4A Class C
08/15/2025	3.060%	6,125,000	6,220,546
Subordinated Series 2020-1A Class C
11/17/2025	2.720%	9,550,000	9,653,395
Hilton Grand Vacations Trust(a)
Series 2014-AA Class A
11/25/2026	1.770%	325,974	325,861
Series 2018-AA Class A
02/25/2032	3.540%	2,933,413	3,063,741
Series 2019-AA Class A
07/25/2033	2.340%	7,137,589	7,253,562
Jay Park CLO Ltd.(a),(b)
Series 2016-1A Class A2R
3-month USD LIBOR + 1.450% 10/20/2027	3.269%	25,675,000	25,650,917
Madison Park Funding XXXIII Ltd.(a),(b)
Series 2019-33A Class B1
3-month USD LIBOR + 1.800% Floor 1.800% 10/15/2032	3.644%	16,325,000	16,363,641
Magnetite XII Ltd.(a),(b)
Series 2015-12A Class ARR
3-month USD LIBOR + 1.100% 10/15/2031	2.931%	13,830,000	13,823,140
Marlette Funding Trust(a)
Series 2018-4A Class A
12/15/2028	3.710%	2,779,681	2,810,112
Series 2019-1A Class A
04/16/2029	3.440%	2,631,369	2,662,377
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019-3A Class B
09/17/2029	3.070%	10,780,000	10,952,977
Subordinated Series 2019-2A Class B
07/16/2029	3.530%	4,550,000	4,660,545
MVW Owner Trust(a)
Series 2015-1A Class A
12/20/2032	2.520%	833,011	838,299
Series 2016-1A Class A
12/20/2033	2.250%	1,410,995	1,417,149
Octagon Investment Partners 39 Ltd.(a),(b)
Series 2018-3A Class B
3-month USD LIBOR + 1.650% Floor 1.650% 10/20/2030	3.669%	22,575,000	22,444,539
Octane Receivables Trust(a)
Series 2019-1A Class A
09/20/2023	3.160%	5,021,771	5,053,033
Ocwen Master Advance Receivables Trust(a)
Series 2019-T1 Class AT1
08/15/2050	2.514%	1,725,000	1,729,075
Series 2019-T1 Class DT1
08/15/2050	3.107%	975,000	977,305
Prosper Marketplace Issuance Trust(a)
Series 2019-1A Class A
04/15/2025	3.540%	1,428,338	1,435,632
Series 2019-2A Class B
09/15/2025	3.690%	6,175,000	6,221,135
Series 2019-3A Class B
07/15/2025	3.590%	6,100,000	6,161,758
Redding Ridge Asset Management Ltd.(a),(b)
Series 2018-4A Class A2
3-month USD LIBOR + 1.550% 04/15/2030	3.381%	3,000,000	2,987,232
SCF Equipment Leasing LLC(a)
Series 2019-2A Class B
08/20/2026	2.760%	8,025,000	8,160,240
Sierra Receivables Funding Co., LLC(a)
Series 2017-1A Class A
03/20/2034	2.910%	1,093,053	1,113,823
Sierra Timeshare Receivables Funding LLC(a)
Series 2016-3A Class A
10/20/2033	2.430%	1,418,495	1,423,119
Series 2018-2A Class A
06/20/2035	3.500%	2,622,534	2,697,330
Series 2018-3A Class A
09/20/2035	3.690%	1,858,730	1,932,399
SoFi Consumer Loan Program LLC(a)
Series 2017-4 Class A
05/26/2026	2.500%	1,269,088	1,275,883

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Semiannual Report 2020	7

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SoFi Consumer Loan Program Trust(a)
Series 2019-1 Class B
02/25/2028	3.450%	5,050,000	5,195,428
Upgrade Receivables Trust(a)
Series 2019-2A Class B
10/15/2025	3.510%	3,263,000	3,278,637
Upstart Securitization Trust(a)
Series 2019-3 Class A
01/21/2030	2.684%	9,664,189	9,722,568
Voya CLO Ltd.(a),(b)
Series 2017-3A Class A2
3-month USD LIBOR + 1.770% 07/20/2030	3.589%	4,000,000	4,000,496
VSE Voi Mortgage LLC(a)
Series 2018-A Class A
02/20/2036	3.560%	3,974,687	4,155,646
Westlake Automobile Receivables Trust(a)
Series 2019-1A Class C
03/15/2024	3.450%	7,600,000	7,717,640
Subordinated Series 2019-3A Class D
11/15/2024	2.720%	10,700,000	10,881,948
Total Asset-Backed Securities — Non-Agency (Cost $508,114,087)			513,611,470

Commercial Mortgage-Backed Securities - Agency 0.0%

Government National Mortgage Association
CMO Series 2012-25 Class A
11/16/2042	2.575%	450,651	453,093
Total Commercial Mortgage-Backed Securities - Agency (Cost $461,562)			453,093

Commercial Mortgage-Backed Securities - Non-Agency 4.1%

American Homes 4 Rent Trust(a)
Series 2014-SFR2 Class A
10/17/2036	3.786%	2,761,138	2,966,223
Series 2014-SFR3 Class A
12/17/2036	3.678%	3,226,240	3,421,345
Series 2015-SFR1 Class A
04/17/2052	3.467%	3,350,712	3,532,756
Series 2015-SFR2 Class A
10/17/2045	3.732%	2,521,386	2,754,450
Americold 2010 LLC(a)
Series 2010-ARTA Class A1
01/14/2029	3.847%	51,125	51,452
Ashford Hospitality Trust(a),(b)
Series 2018-KEYS Class B
1-month USD LIBOR + 1.300% Floor 1.300% 05/15/2035	3.109%	16,800,000	16,779,319
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BBCMS Trust(a),(b)
Subordinated, Series 2018-BXH Class B
1-month USD LIBOR + 1.250% Floor 1.250% 10/15/2037	2.909%	7,370,000	7,363,158
Subordinated, Series 2018-BXH Class C
1-month USD LIBOR + 1.500% Floor 1.500% 10/15/2037	3.159%	3,975,000	3,972,556
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class A
1-month USD LIBOR + 1.250% Floor 1.250% 07/15/2035	2.909%	14,823,000	14,813,870
BX Commercial Mortgage Trust(a),(b)
Series 2018-IND Class C
1-month USD LIBOR + 1.100% Floor 1.100% 11/15/2035	2.759%	6,667,500	6,656,916
Series 2019-XL Class C
1-month USD LIBOR + 1.250% Floor 1.250% 10/15/2036	2.990%	6,807,229	6,820,005
BX Trust(a),(b)
Series 2019-ATL Class C
1-month USD LIBOR + 1.587% Floor 1.587%, Cap 1.587% 10/15/2036	3.245%	4,422,000	4,423,381
Series 2019-ATL Class D
1-month USD LIBOR + 1.887% Floor 1.887% 10/15/2036	3.545%	3,895,000	3,897,439
CLNY Trust(a),(b)
Series 2019-IKPR Class D
1-month USD LIBOR + 2.025% Floor 2.025% 11/15/2038	3.684%	11,925,000	11,861,534
COMM Mortgage Trust(a),(b)
Series 2019-WCM Class C
1-month USD LIBOR + 1.300% Floor 1.300% 10/15/2036	3.300%	7,876,000	7,875,989
COMM Mortgage Trust(a)
Series 2020-CBM Class D
11/13/2039	3.632%	2,925,000	3,038,966
Commercial Mortgage Trust
Series 2013-CR8 Class A5
06/10/2046	3.612%	10,380,000	11,051,312
DBUBS Mortgage Trust(a)
Series 2011-LC1A Class A3
11/10/2046	5.002%	98,951	100,518

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Balanced Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Home Partners of America Trust(a),(b)
Series 2018-1 Class A
1-month USD LIBOR + 0.900% Floor 0.900% 07/17/2037	2.547%	7,919,516	7,919,498
Home Partners of America Trust(a)
Series 2019-2 Class D
10/19/2039	3.121%	6,942,838	7,123,235
Invitation Homes Trust(a),(b)
Series 2018-SFR3 Class A
1-month USD LIBOR + 1.000% Floor 1.000% 07/17/2037	2.647%	16,402,295	16,427,781
Series 2018-SFR4 Class A
1-month USD LIBOR + 1.100% Floor 1.000% 01/17/2038	2.759%	9,507,380	9,534,128
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14 Class ASB
08/15/2046	3.761%	3,249,980	3,381,858
Morgan Stanley Capital I Trust(a)
Series 2011-C1 Class A4
09/15/2047	5.033%	260,410	265,070
Series 2019-MEAD Class D
11/10/2036	3.177%	7,392,500	7,435,492
Morgan Stanley Capital I Trust
Series 2016-BNK2 Class A2
11/15/2049	2.454%	5,625,000	5,695,186
Progress Residential Trust(a)
Series 2018-SF3 Class A
10/17/2035	3.880%	23,884,984	24,882,829
Series 2018-SFR2 Class A
08/17/2035	3.712%	4,305,000	4,477,912
Series 2019-SFR3 Class C
09/17/2036	2.721%	4,750,000	4,801,709
Series 2019-SFR3 Class D
09/17/2036	2.871%	7,049,000	7,140,351
Series 2019-SFR4 Class C
10/17/2036	3.036%	17,766,000	18,243,077
Subordinated Series 2019-SFR2 Class C
05/17/2036	3.545%	6,350,000	6,526,703
RETL(a),(b)
Series 2019-RVP Class A
1-month USD LIBOR + 1.150% Floor 1.150% 03/15/2036	2.809%	3,442,582	3,445,839
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4 Class A5
12/10/2045	2.850%	8,550,000	8,828,418
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2013-C5 Class A3
03/10/2046	2.920%	604,626	620,925
Series 2013-C5 Class A4
03/10/2046	3.185%	10,651,000	11,101,314
Wells Fargo Commercial Mortgage Trust(a),(b),(c),(d)
Series 2020-SDAL Class D
1-month USD LIBOR + 2.090% Floor 2.090% 02/15/2037	3.740%	3,400,000	3,398,436
WF-RBS Commercial Mortgage Trust
Series 2012-C9 Class A3
11/15/2045	2.870%	9,126,310	9,412,817
Series 2013-C15 Class A3
08/15/2046	3.881%	5,501,266	5,875,630
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $274,060,516)			277,919,397

Common Stocks 57.6%
Issuer	Shares	Value ($)
Communication Services 9.0%
Diversified Telecommunication Services 1.3%
AT&T, Inc.	1,475,570	51,969,576
Verizon Communications, Inc.	591,614	32,041,814
Total		84,011,390
Entertainment 1.4%
Activision Blizzard, Inc.	969,379	56,350,001
Electronic Arts, Inc.(e)	365,350	37,035,530
Total		93,385,531
Interactive Media & Services 4.3%
Alphabet, Inc., Class A(e)	57,699	77,273,386
Alphabet, Inc., Class C(e)	70,858	94,902,245
Facebook, Inc., Class A(e)	631,110	121,469,741
Total		293,645,372
Media 1.5%
Comcast Corp., Class A	2,564,327	103,675,741
Wireless Telecommunication Services 0.5%
T-Mobile U.S.A., Inc.(e)	371,195	33,466,941
Total Communication Services		608,184,975

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Semiannual Report 2020	9

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Discretionary 5.7%
Hotels, Restaurants & Leisure 0.8%
Aramark	545,417	18,947,786
McDonald’s Corp.	169,139	32,841,720
Total		51,789,506
Household Durables 0.3%
D.R. Horton, Inc.	249,150	13,272,221
Mohawk Industries, Inc.(e)	61,741	7,479,922
Total		20,752,143
Internet & Direct Marketing Retail 3.6%
Amazon.com, Inc.(e)	94,990	178,937,412
eBay, Inc.	1,852,915	64,184,976
Total		243,122,388
Specialty Retail 1.0%
Lowe’s Companies, Inc.	669,782	71,378,668
Total Consumer Discretionary		387,042,705
Consumer Staples 3.0%
Food & Staples Retailing 0.2%
Sysco Corp.	210,541	14,032,558
Food Products 1.1%
ConAgra Foods, Inc.	1,277,387	34,093,459
Mondelez International, Inc., Class A	786,195	41,511,096
Total		75,604,555
Household Products 0.3%
Colgate-Palmolive Co.	293,670	19,843,282
Tobacco 1.4%
Philip Morris International, Inc.	1,106,865	90,619,037
Total Consumer Staples		200,099,432
Energy 2.0%
Energy Equipment & Services 0.1%
Schlumberger Ltd.	369,340	10,005,421
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 1.9%
Canadian Natural Resources Ltd.	1,082,029	27,916,348
Chevron Corp.	688,426	64,257,683
EOG Resources, Inc.	395,014	24,988,586
Marathon Petroleum Corp.	186,430	8,840,510
Total		126,003,127
Total Energy		136,008,548
Financials 7.5%
Banks 2.9%
Citigroup, Inc.	1,244,246	78,959,851
JPMorgan Chase & Co.	992,903	115,285,967
Total		194,245,818
Capital Markets 1.6%
BlackRock, Inc.	125,045	57,897,085
Charles Schwab Corp. (The)	384,250	15,658,188
Morgan Stanley	705,775	31,781,048
Total		105,336,321
Diversified Financial Services 2.5%
Berkshire Hathaway, Inc., Class B(e)	824,220	170,069,555
Insurance 0.5%
Aon PLC	168,096	34,963,968
Total Financials		504,615,662
Health Care 8.3%
Biotechnology 0.3%
Alexion Pharmaceuticals, Inc.(e)	247,615	23,283,239
Health Care Equipment & Supplies 3.5%
Abbott Laboratories	548,876	42,279,918
Becton Dickinson and Co.	197,655	47,006,312
Dentsply Sirona, Inc.	742,410	36,556,268
Medtronic PLC	1,105,698	111,310,618
Total		237,153,116
Health Care Providers & Services 1.1%
Anthem, Inc.	125,078	32,156,303
Cigna Corp.	234,414	42,883,697
Total		75,040,000

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Balanced Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 3.4%
Allergan PLC	329,180	62,764,751
Elanco Animal Health, Inc.(e)	758,366	20,779,228
Johnson & Johnson	706,955	95,071,308
Pfizer, Inc.	1,441,382	48,170,987
Total		226,786,274
Total Health Care		562,262,629
Industrials 4.2%
Aerospace & Defense 1.4%
Boeing Co. (The)	41,060	11,296,017
L3 Harris Technologies, Inc.	100,615	19,894,604
Northrop Grumman Corp.	189,200	62,216,528
Spirit AeroSystems Holdings, Inc., Class A	25,629	1,354,236
Total		94,761,385
Electrical Equipment 0.6%
Emerson Electric Co.	586,605	37,607,246
Industrial Conglomerates 1.2%
Honeywell International, Inc.	492,133	79,809,209
Machinery 0.2%
Caterpillar, Inc.	130,275	16,185,366
Road & Rail 0.8%
Lyft, Inc., Class A(e)	256,370	9,772,824
Uber Technologies, Inc.(e)	476,195	16,128,725
Union Pacific Corp.	175,720	28,081,813
Total		53,983,362
Total Industrials		282,346,568
Information Technology 14.7%
Communications Equipment 0.6%
Cisco Systems, Inc.	1,049,275	41,897,551
Electronic Equipment, Instruments & Components 0.2%
Corning, Inc.	646,215	15,418,690
IT Services 4.1%
Fidelity National Information Services, Inc.	593,270	82,891,684
Fiserv, Inc.(e)	502,118	54,911,624
International Business Machines Corp.	327,725	42,653,409
MasterCard, Inc., Class A	325,979	94,615,405
Total		275,072,122
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 2.0%
Intel Corp.	469,125	26,045,820
Lam Research Corp.	141,270	41,452,856
Marvell Technology Group Ltd.	723,750	15,415,875
NVIDIA Corp.	95,735	25,855,151
NXP Semiconductors NV	254,961	28,986,516
Total		137,756,218
Software 4.8%
Adobe, Inc.(e)	166,400	57,427,968
Autodesk, Inc.(e)	54,440	10,391,507
CDK Global, Inc.	365,795	16,833,886
Microsoft Corp.	1,382,099	223,913,859
Palo Alto Networks, Inc.(e)	101,230	18,689,083
Total		327,256,303
Technology Hardware, Storage & Peripherals 3.0%
Apple, Inc.	735,230	200,982,473
Total Information Technology		998,383,357
Materials 2.0%
Chemicals 1.3%
Air Products & Chemicals, Inc.	141,720	31,123,129
Corteva, Inc.	971,238	26,417,674
DuPont de Nemours, Inc.	217,508	9,331,093
Sherwin-Williams Co. (The)	45,933	23,735,878
Total		90,607,774
Metals & Mining 0.7%
Newmont Corp.	1,049,730	46,849,450
Total Materials		137,457,224
Real Estate 0.7%
Equity Real Estate Investment Trusts (REITS) 0.7%
American Tower Corp.	213,108	48,332,894
Total Real Estate		48,332,894
Utilities 0.5%
Electric Utilities 0.5%
American Electric Power Co., Inc.	370,435	33,065,028
Total Utilities		33,065,028
Total Common Stocks (Cost $2,725,085,079)		3,897,799,022

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Semiannual Report 2020	11

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes 7.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.2%
Bombardier, Inc.(a)
12/01/2024	7.500%	43,000	43,375
04/15/2027	7.875%	159,000	157,805
L3Harris Technologies, Inc.(a)
12/15/2026	3.850%	4,155,000	4,595,815
Moog, Inc.(a)
12/15/2027	4.250%	91,000	92,574
Northrop Grumman Systems Corp.
02/15/2031	7.750%	3,429,000	5,202,256
TransDigm, Inc.
05/15/2025	6.500%	382,000	394,809
03/15/2027	7.500%	82,000	86,624
TransDigm, Inc.(a)
03/15/2026	6.250%	467,000	494,732
11/15/2027	5.500%	414,000	413,470
Total			11,481,460
Automotive 0.1%
Delphi Technologies PLC(a)
10/01/2025	5.000%	65,000	71,199
Ford Motor Credit Co. LLC
01/09/2027	4.271%	4,475,000	4,417,301
IAA Spinco, Inc.(a)
06/15/2027	5.500%	81,000	85,708
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	138,000	141,697
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%	65,000	66,971
05/15/2027	8.500%	135,000	137,352
Total			4,920,228
Banking 1.1%
Ally Financial, Inc.
11/01/2031	8.000%	60,000	83,245
Bank of America Corp.(f)
12/20/2028	3.419%	11,009,000	11,884,181
Capital One Financial Corp.
03/09/2027	3.750%	6,000,000	6,556,721
Citigroup, Inc.
Subordinated
03/09/2026	4.600%	8,000,000	9,100,507
Discover Bank
09/13/2028	4.650%	4,200,000	4,878,587
Goldman Sachs Group, Inc. (The)
01/26/2027	3.850%	8,000,000	8,778,202
JPMorgan Chase & Co.(f)
04/23/2029	4.005%	10,100,000	11,439,659
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley
01/20/2027	3.625%	5,000,000	5,476,828
PNC Financial Services Group, Inc. (The)
01/22/2030	2.550%	5,250,000	5,430,991
Wells Fargo & Co.
Subordinated
06/03/2026	4.100%	8,400,000	9,263,512
Total			72,892,433
Brokerage/Asset Managers/Exchanges 0.0%
Advisor Group Holdings, Inc.(a)
08/01/2027	10.750%	85,000	89,515
AG Issuer LLC(a)
03/01/2028	6.250%	59,000	58,565
LPL Holdings, Inc.(a)
09/15/2025	5.750%	9,000	9,391
Subordinated
11/15/2027	4.625%	135,000	137,193
NFP Corp.(a)
07/15/2025	6.875%	197,000	197,543
Total			492,207
Building Materials 0.0%
American Builders & Contractors Supply Co., Inc.(a)
05/15/2026	5.875%	191,000	198,001
01/15/2028	4.000%	197,000	192,268
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	217,000	210,620
11/15/2026	4.500%	105,000	104,084
Core & Main LP(a)
08/15/2025	6.125%	215,000	217,959
James Hardie International Finance DAC(a)
01/15/2025	4.750%	176,000	183,030
01/15/2028	5.000%	91,000	95,277
Total			1,201,239
Cable and Satellite 0.2%
CCO Holdings LLC/Capital Corp.
01/15/2024	5.750%	24,000	24,460
CCO Holdings LLC/Capital Corp.(a)
05/01/2025	5.375%	81,000	83,261
02/15/2026	5.750%	303,000	315,088
05/01/2027	5.125%	242,000	252,192
05/01/2027	5.875%	70,000	72,843
03/01/2030	4.750%	369,000	379,278
08/15/2030	4.500%	147,000	149,117
Comcast Corp.
08/15/2035	4.400%	4,000,000	4,928,784

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Balanced Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CSC Holdings LLC(a)
10/15/2025	6.625%	398,000	417,164
10/15/2025	10.875%	208,000	228,221
02/01/2028	5.375%	107,000	111,397
02/01/2029	6.500%	550,000	608,229
01/15/2030	5.750%	114,000	120,551
DISH DBS Corp.
11/15/2024	5.875%	245,000	251,853
07/01/2026	7.750%	241,000	259,192
Intelsat Jackson Holdings SA
08/01/2023	5.500%	94,000	80,938
Intelsat Jackson Holdings SA(a)
10/15/2024	8.500%	83,000	71,696
Intelsat Luxembourg SA
06/01/2023	8.125%	114,000	48,194
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2023	6.875%	58,000	58,352
02/15/2025	6.625%	166,000	166,515
Sirius XM Radio, Inc.(a)
07/15/2024	4.625%	80,000	82,460
04/15/2025	5.375%	137,000	140,904
Time Warner Cable LLC
05/01/2037	6.550%	5,000,000	6,369,076
Virgin Media Secured Finance PLC(a)
08/15/2026	5.500%	64,000	65,764
05/15/2029	5.500%	70,000	71,972
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	45,000	44,861
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	332,000	349,832
Ziggo BV(a)
01/15/2027	5.500%	176,000	181,455
Total			15,933,649
Chemicals 0.1%
Alpha 2 BV(a),(g)
06/01/2023	8.750%	79,000	80,006
Angus Chemical Co.(a)
02/15/2023	8.750%	109,000	109,114
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	287,000	294,437
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	171,000	173,505
CF Industries, Inc.
03/15/2034	5.150%	52,000	58,513
03/15/2044	5.375%	26,000	29,170
Chemours Co. (The)
05/15/2025	7.000%	59,000	55,178
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dow Chemical Co. (The)
11/01/2029	7.375%	1,103,000	1,527,206
INEOS Group Holdings SA(a)
08/01/2024	5.625%	164,000	164,709
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	110,000	114,143
LYB International Finance BV
03/15/2044	4.875%	2,000,000	2,325,072
Platform Specialty Products Corp.(a)
12/01/2025	5.875%	336,000	338,740
PQ Corp.(a)
11/15/2022	6.750%	334,000	341,207
12/15/2025	5.750%	162,000	169,214
SPCM SA(a)
09/15/2025	4.875%	87,000	88,910
Starfruit Finco BV/US Holdco LLC(a)
10/01/2026	8.000%	280,000	278,108
WR Grace & Co.(a)
10/01/2021	5.125%	168,000	172,408
Total			6,319,640
Construction Machinery 0.0%
H&E Equipment Services, Inc.
09/01/2025	5.625%	160,000	166,269
Herc Holdings, Inc.(a)
07/15/2027	5.500%	106,000	110,166
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	140,000	144,561
United Rentals North America, Inc.
09/15/2026	5.875%	226,000	238,348
12/15/2026	6.500%	130,000	138,869
07/15/2030	4.000%	50,000	48,959
Total			847,172
Consumer Cyclical Services 0.0%
APX Group, Inc.
12/01/2020	8.750%	77,000	77,059
12/01/2022	7.875%	172,000	174,436
09/01/2023	7.625%	97,000	92,706
APX Group, Inc.(a)
11/01/2024	8.500%	204,000	216,374
ASGN, Inc.(a)
05/15/2028	4.625%	112,000	110,873
frontdoor, Inc.(a)
08/15/2026	6.750%	65,000	71,354
Match Group, Inc.(a)
02/15/2029	5.625%	20,000	21,434

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Semiannual Report 2020	13

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Staples, Inc.(a)
04/15/2026	7.500%	43,000	43,021
04/15/2027	10.750%	37,000	35,431
Uber Technologies, Inc.(a)
11/01/2023	7.500%	136,000	142,103
Total			984,791
Consumer Products 0.0%
Energizer Holdings, Inc.(a)
01/15/2027	7.750%	149,000	163,801
Mattel, Inc.(a)
12/31/2025	6.750%	100,000	105,067
12/15/2027	5.875%	110,000	114,947
Mattel, Inc.
11/01/2041	5.450%	35,000	32,681
Prestige Brands, Inc.(a)
03/01/2024	6.375%	137,000	141,522
01/15/2028	5.125%	70,000	72,236
Spectrum Brands, Inc.
12/15/2024	6.125%	166,000	171,181
Valvoline, Inc.
07/15/2024	5.500%	138,000	143,705
Valvoline, Inc.(a)
02/15/2030	4.250%	83,000	81,996
Total			1,027,136
Diversified Manufacturing 0.2%
BWX Technologies, Inc.(a)
07/15/2026	5.375%	44,000	46,241
Carrier Global Corp.(a)
02/15/2030	2.722%	5,900,000	5,983,404
CFX Escrow Corp.(a)
02/15/2024	6.000%	125,000	129,832
Gates Global LLC/Co.(a)
01/15/2026	6.250%	373,000	378,422
MTS Systems Corp.(a)
08/15/2027	5.750%	37,000	37,940
Resideo Funding, Inc.(a)
11/01/2026	6.125%	191,000	186,556
United Technologies Corp.
08/16/2025	3.950%	5,000,000	5,596,372
WESCO Distribution, Inc.
06/15/2024	5.375%	99,000	101,845
Zekelman Industries, Inc.(a)
06/15/2023	9.875%	88,000	92,115
Total			12,552,727
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Electric 0.9%
Calpine Corp.(a)
06/01/2026	5.250%	240,000	234,189
02/15/2028	4.500%	56,000	53,685
03/15/2028	5.125%	149,000	140,461
Clearway Energy Operating LLC
10/15/2025	5.750%	140,000	144,907
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	104,000	106,480
CMS Energy Corp.
03/01/2024	3.875%	5,052,000	5,442,880
Consolidated Edison Co. of New York, Inc.
12/01/2045	4.500%	2,500,000	3,159,367
Dominion Energy, Inc.
10/01/2025	3.900%	5,000,000	5,517,761
DTE Energy Co.
04/15/2033	6.375%	4,000,000	5,587,952
Emera U.S. Finance LP
06/15/2046	4.750%	5,085,000	6,242,822
Indiana Michigan Power Co.
03/15/2037	6.050%	4,925,000	6,969,422
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	100,000	102,013
09/15/2027	4.500%	232,000	242,511
NRG Energy, Inc.
01/15/2027	6.625%	292,000	304,414
NRG Energy, Inc.(a)
06/15/2029	5.250%	111,000	115,655
Pennsylvania Electric Co.(a)
06/01/2029	3.600%	7,330,000	8,150,309
Progress Energy, Inc.
03/01/2031	7.750%	5,315,000	7,823,075
Southern Co. (The)
07/01/2046	4.400%	7,000,000	8,227,456
TerraForm Power Operating LLC(a)
01/31/2023	4.250%	172,000	175,294
01/15/2030	4.750%	56,000	57,838
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	64,000	64,926
02/15/2027	5.625%	204,000	209,071
07/31/2027	5.000%	148,000	149,694
WEC Energy Group, Inc.
06/15/2025	3.550%	3,950,000	4,285,328
Total			63,507,510

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Balanced Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Environmental 0.0%
Clean Harbors, Inc.(a)
07/15/2027	4.875%	53,000	55,695
GFL Environmental, Inc.(a)
05/01/2022	5.625%	105,000	106,709
03/01/2023	5.375%	47,000	47,781
12/15/2026	5.125%	84,000	86,945
05/01/2027	8.500%	231,000	250,377
Total			547,507
Finance Companies 0.2%
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	11,000,000	12,542,623
Global Aircraft Leasing Co., Ltd.(a),(g)
09/15/2024	6.500%	261,000	257,427
Navient Corp.
06/15/2022	6.500%	180,000	185,834
01/25/2023	5.500%	242,000	249,102
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	272,000	274,231
Quicken Loans, Inc.(a)
05/01/2025	5.750%	273,000	280,106
Springleaf Finance Corp.
03/15/2024	6.125%	134,000	141,386
Total			13,930,709
Food and Beverage 0.5%
Anheuser-Busch InBev Worldwide, Inc.
01/15/2042	4.950%	10,000,000	12,445,033
B&G Foods, Inc.
04/01/2025	5.250%	23,000	22,787
Bacardi Ltd.(a)
05/15/2038	5.150%	6,860,000	8,228,338
Conagra Brands, Inc.
11/01/2048	5.400%	4,270,000	5,397,269
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	151,000	136,166
Kraft Heinz Foods Co. (The)
06/01/2046	4.375%	6,350,000	5,867,907
Post Holdings, Inc.(a)
08/15/2026	5.000%	482,000	496,264
03/01/2027	5.750%	156,000	162,818
04/15/2030	4.625%	258,000	254,086
Total			33,010,668
Gaming 0.0%
Boyd Gaming Corp.
04/01/2026	6.375%	85,000	88,781
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Boyd Gaming Corp.(a)
12/01/2027	4.750%	129,000	127,591
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	140,000	138,741
Eldorado Resorts, Inc.
04/01/2025	6.000%	249,000	260,275
International Game Technology PLC(a)
02/15/2022	6.250%	180,000	185,412
02/15/2025	6.500%	80,000	86,598
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	157,000	170,007
02/01/2027	5.750%	50,000	54,520
MGM Resorts International
03/15/2023	6.000%	97,000	104,394
Scientific Games International, Inc.(a)
10/15/2025	5.000%	189,000	189,436
03/15/2026	8.250%	222,000	227,128
05/15/2028	7.000%	67,000	64,870
Stars Group Holdings BV/Co-Borrower LLC(a)
07/15/2026	7.000%	99,000	106,455
VICI Properties LP/Note Co., Inc.(a)
12/01/2026	4.250%	117,000	118,337
02/15/2027	3.750%	126,000	125,163
12/01/2029	4.625%	49,000	50,671
08/15/2030	4.125%	127,000	127,180
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	100,000	98,079
Total			2,323,638
Health Care 0.4%
Acadia Healthcare Co., Inc.
03/01/2024	6.500%	135,000	139,413
Avantor, Inc.(a)
10/01/2025	9.000%	126,000	137,696
Becton Dickinson and Co.
06/06/2027	3.700%	5,216,000	5,757,566
Cardinal Health, Inc.
03/15/2043	4.600%	5,000,000	5,422,908
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	246,000	248,984
Charles River Laboratories International, Inc.(a)
05/01/2028	4.250%	51,000	51,933
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	87,000	86,328
CHS/Community Health Systems, Inc.(a)
02/15/2025	6.625%	128,000	130,585
Cigna Corp.(a)
07/15/2046	4.800%	5,090,000	6,111,783

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Semiannual Report 2020	15

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CVS Health Corp.
03/25/2048	5.050%	6,215,000	7,638,593
Encompass Health Corp.
02/01/2028	4.500%	63,000	63,864
HCA, Inc.
09/01/2028	5.625%	388,000	440,291
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	88,000	81,841
Ortho-Clinical Diagnostics, Inc./SA(a)
02/01/2028	7.250%	35,000	34,378
Select Medical Corp.(a)
08/15/2026	6.250%	155,000	165,474
Tenet Healthcare Corp.
04/01/2022	8.125%	164,000	177,743
06/15/2023	6.750%	101,000	108,604
07/15/2024	4.625%	136,000	137,745
Tenet Healthcare Corp.(a)
01/01/2026	4.875%	245,000	249,414
02/01/2027	6.250%	129,000	135,271
11/01/2027	5.125%	268,000	278,348
Total			27,598,762
Healthcare Insurance 0.1%
Anthem, Inc.
03/01/2028	4.101%	4,150,000	4,655,039
Centene Corp.(a)
04/01/2025	5.250%	248,000	256,252
06/01/2026	5.375%	215,000	226,408
12/15/2027	4.250%	277,000	285,610
12/15/2029	4.625%	358,000	383,071
02/15/2030	3.375%	168,000	167,909
UnitedHealth Group, Inc.
01/15/2027	3.450%	3,565,000	3,898,270
Total			9,872,559
Healthcare REIT 0.1%
Welltower, Inc.
01/15/2030	3.100%	5,150,000	5,513,558
Home Construction 0.0%
Lennar Corp.
11/15/2024	5.875%	198,000	216,525
06/01/2026	5.250%	117,000	128,984
Meritage Homes Corp.
04/01/2022	7.000%	159,000	173,548
06/01/2025	6.000%	136,000	153,466
Shea Homes LP/Funding Corp.(a)
02/15/2028	4.750%	62,000	61,990
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Taylor Morrison Communities, Inc.(a)
01/15/2028	5.750%	106,000	117,286
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	180,000	193,622
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	70,000	75,984
Total			1,121,405
Independent Energy 0.3%
Callon Petroleum Co.
07/01/2026	6.375%	350,000	272,465
Canadian Natural Resources Ltd.
02/01/2025	3.900%	4,243,000	4,603,565
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	18,000	15,263
Centennial Resource Production LLC(a)
01/15/2026	5.375%	181,000	157,337
04/01/2027	6.875%	229,000	205,486
Chesapeake Energy Corp.(a)
01/01/2025	11.500%	56,000	31,858
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	333,000	320,386
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2028	5.750%	126,000	123,799
Hilcorp Energy I LP/Finance Co.(a)
10/01/2025	5.750%	129,000	104,044
11/01/2028	6.250%	111,000	80,859
Jagged Peak Energy LLC
05/01/2026	5.875%	174,000	173,722
Matador Resources Co.
09/15/2026	5.875%	280,000	250,554
Noble Energy, Inc.
03/01/2041	6.000%	4,000,000	4,703,959
Occidental Petroleum Corp.
09/15/2036	6.450%	3,500,000	4,130,185
Parsley Energy LLC/Finance Corp.(a)
08/15/2025	5.250%	224,000	222,655
10/15/2027	5.625%	319,000	316,146
02/15/2028	4.125%	104,000	97,481
QEP Resources, Inc.
03/01/2026	5.625%	123,000	98,478
SM Energy Co.
09/15/2026	6.750%	236,000	187,007
01/15/2027	6.625%	141,000	109,350
WPX Energy, Inc.
01/15/2030	4.500%	578,000	551,406
Total			16,756,005

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Balanced Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Integrated Energy 0.1%
Cenovus Energy, Inc.
04/15/2027	4.250%	4,665,000	4,920,231
Leisure 0.0%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
06/01/2024	5.375%	83,000	84,965
Cinemark USA, Inc.
06/01/2023	4.875%	139,000	138,495
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	118,000	120,195
03/15/2026	5.625%	86,000	88,397
10/15/2027	4.750%	101,000	101,501
Viking Cruises Ltd.(a)
09/15/2027	5.875%	195,000	173,630
Total			707,183
Life Insurance 0.3%
American International Group, Inc.
04/01/2026	3.900%	6,000,000	6,651,781
Five Corners Funding Trust(a)
11/15/2023	4.419%	5,725,000	6,309,728
MetLife Global Funding I(a)
12/18/2026	3.450%	3,500,000	3,897,192
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	6,000,000	6,575,654
Total			23,434,355
Media and Entertainment 0.1%
Clear Channel Worldwide Holdings, Inc.(a)
02/15/2024	9.250%	266,000	283,240
08/15/2027	5.125%	213,000	213,423
Diamond Sports Group LLC/Finance Co.(a)
08/15/2026	5.375%	147,000	135,611
08/15/2027	6.625%	82,000	66,113
Discovery Communications LLC
06/01/2040	6.350%	2,975,000	3,941,065
iHeartCommunications, Inc.
05/01/2026	6.375%	50,481	54,302
05/01/2027	8.375%	333,858	362,689
iHeartCommunications, Inc.(a)
08/15/2027	5.250%	53,000	54,717
01/15/2028	4.750%	123,000	122,747
Lamar Media Corp.(a)
02/15/2028	3.750%	54,000	54,201
02/15/2030	4.000%	21,000	21,054
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Netflix, Inc.
04/15/2028	4.875%	225,000	237,255
11/15/2028	5.875%	129,000	145,217
05/15/2029	6.375%	218,000	250,047
Netflix, Inc.(a)
06/15/2030	4.875%	156,000	163,545
Outfront Media Capital LLC/Corp.(a)
03/15/2030	4.625%	182,000	182,775
Scripps Escrow, Inc.(a)
07/15/2027	5.875%	60,000	62,254
TEGNA, Inc.(a)
09/15/2029	5.000%	112,000	110,548
Twitter, Inc.(a)
12/15/2027	3.875%	104,000	106,202
Total			6,567,005
Metals and Mining 0.0%
Alcoa Nederland Holding BV(a)
09/30/2024	6.750%	188,000	193,504
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	215,000	217,493
Constellium NV(a)
02/15/2026	5.875%	267,000	271,389
Freeport-McMoRan, Inc.
09/01/2029	5.250%	177,000	177,842
03/15/2043	5.450%	319,000	309,728
HudBay Minerals, Inc.(a)
01/15/2023	7.250%	38,000	38,317
01/15/2025	7.625%	371,000	358,496
Novelis Corp.(a)
09/30/2026	5.875%	346,000	357,400
01/30/2030	4.750%	167,000	163,760
Total			2,087,929
Midstream 0.7%
Antero Midstream Partners LP/Finance Corp.(a)
03/01/2027	5.750%	52,000	35,607
Cheniere Energy Partners LP
10/01/2026	5.625%	134,000	134,620
Cheniere Energy Partners LP(a)
10/01/2029	4.500%	221,000	211,489
DCP Midstream Operating LP
05/15/2029	5.125%	232,000	226,963
04/01/2044	5.600%	90,000	84,589
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	114,000	115,659
Energy Transfer Partners LP
02/01/2042	6.500%	4,315,000	5,164,560

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Semiannual Report 2020	17

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Genesis Energy LP/Finance Corp.
10/01/2025	6.500%	16,000	13,483
02/01/2028	7.750%	66,000	56,813
Holly Energy Partners LP/Finance Corp.(a)
02/01/2028	5.000%	139,000	139,985
Kinder Morgan Energy Partners LP
03/01/2044	5.500%	7,000,000	8,321,232
MPLX LP
02/15/2049	5.500%	5,100,000	5,843,828
NuStar Logistics LP
06/01/2026	6.000%	48,000	49,651
04/28/2027	5.625%	146,000	148,316
Plains All American Pipeline LP/Finance Corp.
01/15/2037	6.650%	7,000,000	8,143,135
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	202,000	188,438
Southern Natural Gas Co. LLC(a)
03/15/2047	4.800%	2,951,000	3,579,853
Sunoco LP/Finance Corp.
02/15/2026	5.500%	108,000	109,117
Tallgrass Energy Partners LP/Finance Corp.(a)
10/01/2023	4.750%	102,000	98,019
09/15/2024	5.500%	65,000	60,416
03/01/2027	6.000%	48,000	45,823
01/15/2028	5.500%	151,000	134,426
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	239,000	239,774
01/15/2028	5.000%	264,000	260,899
Targa Resources Partners LP/Finance Corp.(a)
03/01/2030	5.500%	309,000	306,233
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	211,000	209,629
Western Gas Partners LP
08/15/2048	5.500%	4,500,000	3,906,957
Williams Companies, Inc. (The)
09/15/2045	5.100%	7,000,000	7,848,336
Total			45,677,850
Natural Gas 0.2%
NiSource, Inc.
02/15/2044	4.800%	5,437,000	6,717,174
Sempra Energy
11/15/2025	3.750%	5,000,000	5,452,058
Total			12,169,232
Oil Field Services 0.0%
Apergy Corp.
05/01/2026	6.375%	240,000	251,123
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Archrock Partners LP/Finance Corp.(a)
04/01/2028	6.250%	56,000	53,971
Diamond Offshore Drilling, Inc.
08/15/2025	7.875%	57,000	40,072
Nabors Industries Ltd.(a)
01/15/2026	7.250%	67,000	61,122
01/15/2028	7.500%	52,000	49,589
Nabors Industries, Inc.
02/01/2025	5.750%	191,000	136,905
SESI LLC
09/15/2024	7.750%	55,000	26,576
Transocean Guardian Ltd.(a)
01/15/2024	5.875%	2,296	2,267
Transocean Poseidon Ltd.(a)
02/01/2027	6.875%	83,000	87,099
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	192,000	185,760
Transocean, Inc.(a)
02/01/2027	8.000%	58,000	48,162
USA Compression Partners LP/Finance Corp.
09/01/2027	6.875%	180,000	175,929
Total			1,118,575
Packaging 0.0%
ARD Finance SA(a),(g)
06/30/2027	6.500%	70,000	70,664
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
02/15/2025	6.000%	270,000	281,521
08/15/2027	5.250%	164,000	166,767
Berry Global, Inc.
07/15/2023	5.125%	191,000	191,141
Berry Global, Inc.(a)
02/15/2026	4.500%	62,000	61,139
BWAY Holding Co.(a)
04/15/2024	5.500%	165,000	163,931
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	111,000	112,782
Reynolds Group Issuer, Inc./LLC(a)
07/15/2023	5.125%	236,000	239,107
07/15/2024	7.000%	118,000	120,446
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	110,000	114,083
08/15/2027	8.500%	26,000	27,485
Total			1,549,066
Pharmaceuticals 0.3%
AbbVie, Inc.
11/06/2042	4.400%	5,500,000	6,342,109

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Balanced Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Allergan Funding SCS
03/15/2035	4.550%	3,500,000	4,154,257
Amgen, Inc.
03/15/2040	5.750%	2,400,000	3,309,866
Bausch Health Companies, Inc.(a)
05/15/2023	5.875%	4,000	4,013
11/01/2025	5.500%	221,000	228,107
04/01/2026	9.250%	390,000	436,571
01/31/2027	8.500%	89,000	97,887
01/30/2028	5.000%	98,000	96,850
01/30/2030	5.250%	97,000	96,022
Bristol-Myers Squibb Co.(a)
07/26/2029	3.400%	4,135,000	4,636,664
Endo Dac/Finance LLC/Finco, Inc.(a)
07/15/2023	6.000%	143,000	113,845
Endo Dac/Finance LLC/Finco, Inc.(a),(f)
02/01/2025	6.000%	75,000	57,709
Gilead Sciences, Inc.
02/01/2025	3.500%	3,000,000	3,256,698
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%	189,000	195,025
Par Pharmaceutical, Inc.(a)
04/01/2027	7.500%	140,000	147,740
Total			23,173,363
Property & Casualty 0.2%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	6.750%	106,000	105,846
CNA Financial Corp.
03/01/2026	4.500%	4,000,000	4,520,208
HUB International Ltd.(a)
05/01/2026	7.000%	188,000	190,498
Loews Corp.
04/01/2026	3.750%	5,500,000	6,130,355
USI, Inc.(a)
05/01/2025	6.875%	71,000	70,872
Total			11,017,779
Railroads 0.1%
CSX Corp.
03/15/2044	4.100%	3,750,000	4,353,446
Union Pacific Corp.
09/15/2037	3.600%	4,500,000	4,962,836
Total			9,316,282
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Restaurants 0.0%
1011778 BC ULC/New Red Finance, Inc.(a)
05/15/2024	4.250%	85,000	85,433
10/15/2025	5.000%	174,000	175,459
IRB Holding Corp.(a)
02/15/2026	6.750%	354,000	351,396
Total			612,288
Retail REIT 0.2%
Kimco Realty Corp.
10/01/2026	2.800%	4,500,000	4,709,078
Simon Property Group LP
02/01/2040	6.750%	3,400,000	5,285,386
Total			9,994,464
Retailers 0.1%
Asbury Automotive Group, Inc.(a)
03/01/2028	4.500%	21,000	21,073
03/01/2030	4.750%	21,000	21,367
L Brands, Inc.
06/15/2029	7.500%	62,000	65,787
11/01/2035	6.875%	106,000	107,923
Lowe’s Companies, Inc.
04/05/2049	4.550%	2,800,000	3,434,009
Penske Automotive Group, Inc.
10/01/2022	5.750%	138,000	139,968
PetSmart, Inc.(a)
03/15/2023	7.125%	226,000	220,631
06/01/2025	5.875%	216,000	217,375
Total			4,228,133
Supermarkets 0.1%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP(a)
03/15/2026	7.500%	117,000	129,903
02/15/2028	5.875%	166,000	173,259
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
01/15/2027	4.625%	94,000	92,681
02/15/2030	4.875%	63,000	63,000
Kroger Co. (The)
01/15/2048	4.650%	4,145,000	4,709,487
Total			5,168,330
Technology 0.2%
Alliance Data Systems Corp.(a)
12/15/2024	4.750%	186,000	183,346
Ascend Learning LLC(a)
08/01/2025	6.875%	135,000	140,830
08/01/2025	6.875%	126,000	130,747

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Semiannual Report 2020	19

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banff Merger Sub, Inc.(a)
09/01/2026	9.750%	38,000	38,204
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	7,340,000	7,756,239
Camelot Finance SA(a)
11/01/2026	4.500%	104,000	104,645
CDK Global, Inc.
06/01/2027	4.875%	80,000	82,498
CommScope Finance LLC(a)
03/01/2024	5.500%	66,000	67,169
CommScope Technologies LLC(a)
06/15/2025	6.000%	115,000	106,756
03/15/2027	5.000%	30,000	27,187
Ensemble S Merger Sub, Inc.(a)
09/30/2023	9.000%	69,000	70,898
Gartner, Inc.(a)
04/01/2025	5.125%	108,000	111,630
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/U.S. Holdings I LLC(a)
11/30/2024	10.000%	79,000	84,496
Iron Mountain, Inc.
08/15/2024	5.750%	222,000	223,746
Iron Mountain, Inc.(a)
09/15/2029	4.875%	55,000	54,067
NCR Corp.
12/15/2023	6.375%	168,000	171,779
NCR Corp.(a)
09/01/2027	5.750%	53,000	55,923
09/01/2029	6.125%	131,000	142,275
Oracle Corp.
04/15/2038	6.500%	2,500,000	3,818,151
Plantronics, Inc.(a)
05/31/2023	5.500%	149,000	135,832
PTC, Inc.
05/15/2024	6.000%	55,000	56,936
PTC, Inc.(a)
02/15/2025	3.625%	29,000	29,067
02/15/2028	4.000%	41,000	40,892
Qualitytech LP/QTS Finance Corp.(a)
11/15/2025	4.750%	358,000	370,326
Refinitiv US Holdings, Inc.(a)
11/15/2026	8.250%	232,000	256,143
Solera LLC/Finance, Inc.(a)
03/01/2024	10.500%	79,000	83,507
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	6.750%	45,000	44,914
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Verscend Escrow Corp.(a)
08/15/2026	9.750%	167,000	182,031
Total			14,570,234
Transportation Services 0.1%
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	165,000	167,011
07/15/2027	5.750%	29,000	28,996
ERAC U.S.A. Finance LLC(a)
10/15/2037	7.000%	3,285,000	4,884,618
Hertz Corp. (The)(a)
06/01/2022	7.625%	73,000	73,564
10/15/2024	5.500%	90,000	86,351
01/15/2028	6.000%	369,000	341,107
XPO Logistics, Inc.(a)
06/15/2022	6.500%	135,000	135,386
Total			5,717,033
Wireless 0.1%
Altice France SA(a)
05/01/2026	7.375%	518,000	545,712
01/15/2028	5.500%	200,000	200,284
American Tower Corp.
07/15/2027	3.550%	4,250,000	4,616,271
SBA Communications Corp.
09/01/2024	4.875%	136,000	139,800
SBA Communications Corp.(a)
02/15/2027	3.875%	98,000	100,082
Sprint Capital Corp.
03/15/2032	8.750%	62,000	86,146
Sprint Corp.
03/01/2026	7.625%	649,000	766,054
T-Mobile U.S.A., Inc.
01/15/2026	6.500%	177,000	186,603
02/01/2026	4.500%	265,000	269,606
02/01/2028	4.750%	206,000	214,901
Ypso Finance Bis SA(a)
02/15/2028	6.000%	292,000	280,390
Total			7,405,849
Wirelines 0.4%
AT&T, Inc.
08/15/2040	6.000%	9,590,000	12,799,204
CenturyLink, Inc.
03/15/2022	5.800%	349,000	365,740
04/01/2024	7.500%	134,000	149,743
CenturyLink, Inc.(a)
12/15/2026	5.125%	295,000	297,643
02/15/2027	4.000%	62,000	62,440

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Balanced Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Front Range BidCo, Inc.(a),(d)
03/01/2027	4.000%	197,000	192,005
03/01/2028	6.125%	157,000	155,034
Frontier Communications Corp.(a)
04/01/2026	8.500%	84,000	85,352
Telecom Italia Capital SA
09/30/2034	6.000%	61,000	68,302
Verizon Communications, Inc.
08/10/2033	4.500%	7,750,000	9,495,945
Zayo Group LLC/Capital, Inc.
05/15/2025	6.375%	113,000	115,476
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%	209,000	213,510
Total			24,000,394
Total Corporate Bonds & Notes (Cost $463,062,184)			516,270,578

Exchange-Traded Equity Funds 0.9%
	Shares	Value ($)
International Mid Large Cap 0.9%
iShares Core MSCI EAFE ETF	1,079,495	63,085,688
Total Exchange-Traded Equity Funds (Cost $72,408,419)		63,085,688

Foreign Government Obligations(h) 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canada 0.0%
NOVA Chemicals Corp.(a)
06/01/2027	5.250%	114,000	108,417
Total Foreign Government Obligations (Cost $116,517)			108,417

Residential Mortgage-Backed Securities - Agency 10.5%

Federal Home Loan Mortgage Corp.
07/01/2021- 01/01/2039	5.500%	271,007	311,006
10/01/2026- 05/01/2049	3.500%	40,795,410	42,571,004
10/01/2031- 10/01/2039	6.000%	531,677	616,215
06/01/2032- 07/01/2032	7.000%	209,978	247,376
07/01/2034- 05/01/2049	3.000%	60,531,088	62,704,312
03/01/2038	6.500%	3,585	4,001
10/01/2038- 05/01/2041	5.000%	756,237	844,303
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/01/2039- 06/01/2041	4.500%	3,135,989	3,456,025
12/01/2042- 10/01/2045	4.000%	23,299,849	25,188,230
CMO Series 1614 Class MZ
11/15/2023	6.500%	4,895	5,205
Federal Home Loan Mortgage Corp.(i)
09/01/2034	3.000%	25,961,454	26,906,796
Federal Home Loan Mortgage Corp.(b)
12-month USD LIBOR + 1.711% Cap 11.076% 08/01/2036	4.213%	9,139	9,627
12-month USD LIBOR + 1.765% Cap 11.060% 12/01/2036	3.730%	1,756	1,835
Federal National Mortgage Association
12/01/2020	5.000%	3,813	4,033
12/01/2025- 03/01/2049	3.500%	30,795,850	32,404,812
07/01/2027- 01/01/2050	3.000%	43,506,604	44,968,785
01/01/2029- 10/01/2045	4.000%	12,433,192	13,401,088
06/01/2031	7.000%	119,103	139,655
07/01/2032- 03/01/2037	6.500%	262,454	297,017
02/01/2033	2.500%	8,779,417	9,055,200
06/01/2037- 02/01/2038	5.500%	124,034	141,795
05/01/2040- 06/01/2044	4.500%	3,784,533	4,156,067
Series 2006-M2 Class A2A
10/25/2032	5.271%	745,891	860,684
Federal National Mortgage Association(i)
09/01/2040	4.000%	1,108,596	1,204,052
07/01/2045- 10/01/2045	3.500%	5,282,249	5,589,334
Uniform Mortgage-Backed Security TBA(d)
03/18/2035- 03/12/2050	4.000%	194,575,000	204,858,373
03/12/2050	3.000%	125,175,000	128,940,030
03/12/2050	3.500%	95,150,000	98,821,318
Total Residential Mortgage-Backed Securities - Agency (Cost $699,274,078)			707,708,178

Residential Mortgage-Backed Securities - Non-Agency 9.1%

Angel Oak Mortgage Trust I LLC(a),(j)
CMO Series 2018-3 Class A3
09/25/2048	3.853%	4,909,143	5,050,551
CMO Series 2019-2 Class A3
03/25/2049	3.833%	5,297,583	5,434,351

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Semiannual Report 2020	21

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Angel Oak Mortgage Trust LLC(a),(j)
CMO Series 2017-1 Class A1
01/25/2047	2.810%	405,633	405,879
Arroyo Mortgage Trust(a),(j)
CMO Series 2018-1 Class A1
04/25/2048	3.763%	7,345,482	7,578,017
CMO Series 2019-1 Class A1
01/25/2049	3.805%	11,092,601	11,524,226
Bayview Opportunity Master Fund IIIb Trust(a),(j)
Series 2019-LT2 Class A1
10/28/2034	3.376%	2,937,550	2,981,159
Bayview Opportunity Master Fund IVa Trust(a)
CMO Series 2016-SPL1 Class A
04/28/2055	4.000%	2,019,836	2,072,114
Bayview Opportunity Master Fund IVa Trust(a),(j)
CMO Series 2019-RN2 Class A1
03/28/2034	3.967%	609,983	611,262
Bellemeade Re Ltd.(a),(b)
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.300% Floor 1.300% 03/25/2029	2.927%	1,674,642	1,675,631
CMO Series 2019-3A Class M1A
1-month USD LIBOR + 1.100% Floor 1.100% 07/25/2029	2.727%	5,456,831	5,463,121
BRAVO Residential Funding Trust(a),(j)
CMO Series 2019-NQM1 Class A3
07/25/2059	2.996%	4,275,001	4,305,447
CMO Series 2019-NQM1 Class M1
07/25/2059	2.997%	2,162,500	2,174,741
CMO Series 2019-NQM2 Class A1
11/25/2059	2.748%	15,239,048	15,438,649
CMO Series 2019-NQM2 Class A3
11/25/2059	3.108%	5,139,797	5,206,593
CMO Series 2019-NQM2 Class M1
11/25/2059	3.451%	5,728,000	5,789,743
CIM Trust(a),(b)
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% Floor 1.080% 09/25/2058	2.657%	18,273,531	18,176,992
Citigroup Mortgage Loan Trust, Inc.(a),(j)
CMO Series 2019-IMC1 Class A3
07/25/2049	3.030%	4,871,053	4,927,819
COLT 2019-1 Mortgage Loan Trust(a),(j)
CMO Series 2019-1 Class A3
03/25/2049	4.012%	4,840,638	4,942,819
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
COLT Mortgage Loan Trust(a),(j)
CMO Series 2018-2 Class A1
07/27/2048	3.470%	1,555,395	1,561,072
CMO Series 2018-4 Class A1
12/28/2048	4.006%	6,498,412	6,583,809
COLT Mortgage Loan Trust(a)
CMO Series 2018-3 Class A1
10/26/2048	3.692%	3,604,256	3,656,238
CSMC Trust(a),(j)
CMO Series 2018-RPL9 Class A
09/25/2057	3.850%	19,680,724	20,924,837
CSMC Trust(a)
CMO Series 2019-AFC1 Class A1
07/25/2049	2.573%	13,988,185	14,118,834
Deephaven Residential Mortgage Trust(a),(j)
CMO Series 2017-1A Class A1
12/26/2046	2.725%	1,058,654	1,061,280
CMO Series 2017-2A Class A1
06/25/2047	2.453%	2,179,037	2,183,573
CMO Series 2018-3A Class A3
08/25/2058	3.963%	2,694,053	2,736,673
CMO Series 2018-4A Class A1
10/25/2058	4.080%	11,505,328	11,700,921
CMO Series 2019-1A Class A3
01/25/2059	3.948%	2,600,598	2,650,094
Eagle RE Ltd.(a),(b)
CMO Series 2019-1 Class M1A
1-month USD LIBOR + 1.250% 04/25/2029	2.877%	622,954	622,875
Subordinated CMO Series 2020-1 Class M1A
1-month USD LIBOR + 0.900% 01/25/2030	2.576%	7,600,000	7,599,995
Ellington Financial Mortgage Trust(a),(j)
CMO Series 2019-2 Class A3
11/25/2059	3.046%	3,308,109	3,353,895
Equifirst Mortgage Loan Trust(j)
CMO Series 2003-1 Class IF1
12/25/2032	4.010%	35,472	36,772
GCAT LLC(a),(j)
CMO Series 2019-2 Class A1
06/25/2024	3.475%	6,513,290	6,513,906
CMO Series 2019-3 Class A1
10/25/2049	3.352%	4,319,927	4,349,717
CMO Series 2020-1 Class A1
01/26/2060	2.981%	10,377,201	10,377,201
GCAT Trust(a),(j)
CMO Series 2019-NQM2 Class A2
09/25/2059	3.060%	8,340,934	8,516,239

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Balanced Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-NQM2 Class A3
09/25/2059	3.162%	4,572,288	4,661,300
CMO Series 2019-RPL1 Class A1
10/25/2068	2.650%	11,798,366	11,963,674
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2019-1 Class M1
1-month USD LIBOR + 1.900% Floor 1.900% 11/26/2029	3.527%	7,600,000	7,605,357
GS Mortgage-Backed Securities Trust(a),(j)
CMO Series 2019-SL1 Class A1
01/25/2059	2.625%	18,508,049	18,599,517
Homeward Opportunities Fund I Trust(a)
CMO Series 2018-2 Class A3
11/25/2058	4.239%	6,388,412	6,537,325
Homeward Opportunities Fund I Trust(a),(j)
CMO Series 2019-1 Class A3
01/25/2059	3.606%	6,839,553	7,025,799
Legacy Mortgage Asset Trust(a),(j)
CMO Series 2019-GS5 Class A1
05/25/2059	3.200%	6,947,402	7,026,558
MetLife Securitization Trust(a)
CMO Series 2018-1A Class A
03/25/2057	3.750%	5,673,694	6,011,706
MFA Trust(a),(j)
CMO Series 2017-RPL1 Class A1
02/25/2057	2.588%	3,201,201	3,216,529
Mill City Mortgage Loan Trust(a)
CMO Series 2018-3 Class A1
08/25/2058	3.500%	12,694,168	13,314,651
New Residential Mortgage Loan Trust(a)
CMO Series 2016-3A Class A1
09/25/2056	3.750%	1,854,312	1,959,691
CMO Series 2018-NQM1 Class A1
11/25/2048	3.986%	9,207,123	9,519,347
CMO Series 2018-NQM1 Class A3
11/25/2048	4.138%	3,742,589	3,862,723
New Residential Mortgage Loan Trust(a),(j)
CMO Series 2019-NQM2 Class A3
04/25/2049	3.752%	5,904,342	6,037,975
OSAT Trust(a),(j)
CMO Series 2020-RPL1 Class A1
12/01/2059	3.072%	16,690,093	16,705,665
Preston Ridge Partners Mortgage LLC(a)
CMO Series 2019-2A Class A1
04/25/2024	3.967%	7,665,853	7,710,165
PRPM LLC(a),(j)
CMO Series 2020-1A Class A1
02/25/2025	2.981%	9,425,000	9,437,582
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Radnor Re Ltd.(a),(b)
CMO Series 2019-1 Class M1A
1-month USD LIBOR + 1.250% Floor 1.250% 02/25/2029	2.877%	290,284	290,277
CMO Series 2020-1 Class M1A
1-month USD LIBOR + 0.950% Floor 0.950% 02/25/2030	2.610%	4,275,000	4,281,471
RCO Trust(a),(j)
CMO Series 2018-VFS1 Class A1
12/26/2053	4.270%	17,271,926	17,866,598
RCO V Mortgage LLC(a),(j)
CMO Series 2018-2 Class A1
10/25/2023	4.458%	7,211,901	7,255,932
RCO V Mortgage LLC(a)
CMO Series 2019-1 Class A1
05/24/2024	3.721%	6,640,192	6,662,130
Residential Mortgage Loan Trust(a),(j)
CMO Series 2019-1 Class A3
10/25/2058	4.242%	5,132,749	5,252,714
CMO Series 2020-1 Class A3
02/25/2024	2.684%	5,366,502	5,426,139
Starwood Mortgage Residential Trust(a),(j)
CMO Series 2018-IMC1 Class A3
03/25/2048	3.977%	3,561,327	3,624,659
CMO Series 2019-1 Class A3
06/25/2049	3.299%	3,442,475	3,506,231
CMO Series 2019-IMC1 Class A3
04/25/2049	3.754%	2,097,665	2,142,955
CMO Series 2019-INV1 Class A1
08/25/2049	2.610%	8,075,189	8,172,829
CMO Series 2019-INV1 Class A3
08/25/2049	2.916%	3,686,499	3,730,683
Toorak Mortgage Corp., Ltd.(j)
CMO Series 2019-2 Class A1
09/25/2022	3.721%	8,625,000	8,715,412
Towd Point Mortgage Trust(a)
CMO Series 15-5 Class A1
05/25/2055	3.500%	1,516,571	1,544,542
CMO Series 2015-6 Class A1
04/25/2055	3.500%	2,004,560	2,048,657
CMO Series 2016-1 Class A1
02/25/2055	3.500%	1,928,235	1,970,459
CMO Series 2016-2 Class A1
08/25/2055	3.000%	3,163,943	3,242,240
CMO Series 2016-3 Class A1
04/25/2056	2.250%	1,557,094	1,566,211

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Semiannual Report 2020	23

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Towd Point Mortgage Trust(a),(j)
CMO Series 2018-1 Class A1
01/25/2058	3.000%	3,165,278	3,247,825
CMO Series 2018-6 Class A1A
03/25/2058	3.750%	13,518,215	14,157,511
Towd Point Mortgage Trust(a),(b)
CMO Series 2019-HY1 Class A1
1-month USD LIBOR + 1.000% 10/25/2048	2.627%	9,183,773	9,233,426
CMO Series 2019-HY2 Class A1
1-month USD LIBOR + 1.000% Floor 1.000% 05/25/2058	2.627%	10,284,038	10,310,990
TVC Mortgage Trust(a)
CMO Series 2020-RTL1 Class A1
09/25/2024	3.474%	2,100,000	2,123,262
Vericrest Opportunity Loan Transferee LXXXVII LLC(a),(j)
CMO Series 2020-NPL3 Class A1A
02/25/2050	2.981%	20,952,651	20,975,741
Vericrest Opportunity Loan Trust(a),(j)
CMO Series 2019-NPL4 Class A1A
08/25/2049	3.352%	8,991,042	9,011,689
CMO Series 2019-NPL5 Class A1A
09/25/2049	3.352%	13,155,820	13,130,986
CMO Series 2019-NPL7 Class A1A
10/25/2049	3.179%	10,727,013	10,756,030
CMO Series 2019-NPL8 Class A1A
11/25/2049	3.278%	10,281,208	10,339,310
CMO Series 2020-NPL2 Class A1A
02/25/2050	2.981%	17,100,000	17,099,985
CMO Series 2020-NPL5 Class A1A
03/25/2050	2.982%	6,000,000	6,014,610
Verus Securitization Trust(a),(j)
CMO Series 2017-1A Class A1
01/25/2047	2.881%	763,032	764,569
CMO Series 2018-2 Class A3
06/01/2058	3.830%	6,959,069	7,066,923
CMO Series 2019-1 Class A3
02/25/2059	4.040%	6,419,879	6,515,358
CMO Series 2019-3 Class A3
07/25/2059	3.040%	8,782,486	8,826,728
CMO Series 2019-4 Class A3
11/25/2059	3.000%	9,680,169	9,789,893
CMO Series 2019-INV1 Class A3
12/25/2059	3.658%	4,524,540	4,614,651
CMO Series 2020-1 Class M1
01/25/2060	3.021%	6,350,000	6,545,064
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Visio Trust(a),(j)
CMO Series 2019-2 Class A3
11/25/2054	3.076%	6,286,607	6,445,707
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $608,569,488)			617,773,006

Senior Loans 0.0%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Construction Machinery 0.0%
Vertiv Group Corp.(b),(k)
Tranche B Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 11/30/2023	7.750%	58,709	58,342
Finance Companies 0.0%
Ellie Mae, Inc.(b),(k)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 04/17/2026	5.695%	197,505	195,161
Food and Beverage 0.0%
8th Avenue Food & Provisions, Inc.(b),(k)
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 10/01/2026	9.403%	32,969	31,980
BellRing Brands LLC(b),(k)
Tranche B Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 10/21/2024	6.603%	126,000	126,630
Froneri International PLC(b),(k)
2nd Lien Term Loan
1-month USD LIBOR + 5.750% 01/31/2028	7.353%	22,000	21,945
Total			180,555
Metals and Mining 0.0%
Big River Steel LLC(b),(k)
Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 08/23/2023	6.945%	168,498	168,182
Restaurants 0.0%
IRB Holding Corp./Arby’s/Buffalo Wild Wings(b),(k)
Tranche B Term Loan
1-month USD LIBOR + 2.750% Floor 1.000% 02/05/2025	4.379%	103,212	100,374

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Balanced Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Technology 0.0%
Greeneden US Holdings I LLC/Genesys Telecommunications Laboratories, Inc.(b),(k)
Tranche B3 Term Loan
3-month USD LIBOR + 3.250% 12/01/2023	4.853%	145,406	143,468
Informatica LLC(k),(l)
2nd Lien Term Loan
02/25/2025		55,000	55,275
Project Alpha Intermediate Holding, Inc.(b),(k)
Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 04/26/2024	5.380%	23,053	22,707
3-month USD LIBOR + 4.250% 04/26/2024	6.130%	118,892	117,852
Total			339,302
Total Senior Loans (Cost $1,040,454)			1,041,916

U.S. Treasury Obligations 0.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
02/15/2045	2.500%	41,175,000	48,001,043
Total U.S. Treasury Obligations (Cost $36,473,879)			48,001,043

Money Market Funds 8.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.641%(m),(n)	596,537,244	596,537,244
Total Money Market Funds (Cost $596,522,359)		596,537,244
Total Investments in Securities (Cost: $5,985,188,622)		7,240,309,052
Other Assets & Liabilities, Net		(466,267,319)
Net Assets		6,774,041,733

At February 29, 2020, securities and/or cash totaling $7,694,308 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	2,425	06/2020	USD	326,768,750	5,318,782	—
U.S. Treasury 2-Year Note	475	06/2020	USD	103,705,860	633,668	—
U.S. Treasury 5-Year Note	850	06/2020	USD	104,337,500	1,273,385	—
U.S. Ultra Treasury Bond	465	06/2020	USD	96,487,500	2,855,820	—
Total					10,081,655	—
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At February 29, 2020, the total value of these securities amounted to $1,420,819,855, which represents 20.97% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of February 29, 2020.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents a security purchased on a when-issued basis.
(e)	Non-income producing investment.
(f)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of February 29, 2020.
(g)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(h)	Principal and interest may not be guaranteed by a governmental entity.
(i)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(j)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of February 29, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Semiannual Report 2020	25

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Notes to Portfolio of Investments  (continued)
(k)	The stated interest rate represents the weighted average interest rate at February 29, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(l)	Represents a security purchased on a forward commitment basis.
(m)	The rate shown is the seven-day current annualized yield at February 29, 2020.
(n)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended February 29, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.641%
	391,867,751	1,348,583,006	(1,143,913,513)	596,537,244	9,211	30,407	3,643,701	596,537,244
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Balanced Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Fair value measurements  (continued)
methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	513,611,470	—	513,611,470
Commercial Mortgage-Backed Securities - Agency	—	453,093	—	453,093
Commercial Mortgage-Backed Securities - Non-Agency	—	274,520,961	3,398,436	277,919,397
Common Stocks
Communication Services	608,184,975	—	—	608,184,975
Consumer Discretionary	387,042,705	—	—	387,042,705
Consumer Staples	200,099,432	—	—	200,099,432
Energy	136,008,548	—	—	136,008,548
Financials	504,615,662	—	—	504,615,662
Health Care	562,262,629	—	—	562,262,629
Industrials	282,346,568	—	—	282,346,568
Information Technology	998,383,357	—	—	998,383,357
Materials	137,457,224	—	—	137,457,224
Real Estate	48,332,894	—	—	48,332,894
Utilities	33,065,028	—	—	33,065,028
Total Common Stocks	3,897,799,022	—	—	3,897,799,022
Corporate Bonds & Notes	—	516,270,578	—	516,270,578
Exchange-Traded Equity Funds	63,085,688	—	—	63,085,688
Foreign Government Obligations	—	108,417	—	108,417
Residential Mortgage-Backed Securities - Agency	—	707,708,178	—	707,708,178
Residential Mortgage-Backed Securities - Non-Agency	—	617,773,006	—	617,773,006
Senior Loans	—	1,041,916	—	1,041,916
U.S. Treasury Obligations	48,001,043	—	—	48,001,043
Money Market Funds	596,537,244	—	—	596,537,244
Total Investments in Securities	4,605,422,997	2,631,487,619	3,398,436	7,240,309,052
Investments in Derivatives
Asset
Futures Contracts	10,081,655	—	—	10,081,655
Total	4,615,504,652	2,631,487,619	3,398,436	7,250,390,707
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Semiannual Report 2020	27

Statement of Assets and Liabilities
February 29, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $5,388,666,263)	$6,643,771,808
Affiliated issuers (cost $596,522,359)	596,537,244
Receivable for:
Investments sold	12,293,450
Investments sold on a delayed delivery basis	89,506
Capital shares sold	10,083,709
Dividends	6,842,570
Interest	9,665,395
Foreign tax reclaims	65,196
Variation margin for futures contracts	6,634,609
Prepaid expenses	17,592
Trustees’ deferred compensation plan	266,377
Other assets	62,164
Total assets	7,286,329,620
Liabilities
Due to custodian	1,205,775
Payable for:
Investments purchased	61,776,560
Investments purchased on a delayed delivery basis	433,420,392
Capital shares purchased	14,691,809
Management services fees	107,352
Distribution and/or service fees	58,169
Transfer agent fees	599,477
Compensation of board members	1,187
Compensation of chief compliance officer	406
Other expenses	160,383
Trustees’ deferred compensation plan	266,377
Total liabilities	512,287,887
Net assets applicable to outstanding capital stock	$6,774,041,733
Represented by
Paid in capital	5,399,650,546
Total distributable earnings (loss)	1,374,391,187
Total - representing net assets applicable to outstanding capital stock	$6,774,041,733
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Balanced Fund | Semiannual Report 2020

Statement of Assets and Liabilities  (continued)
February 29, 2020 (Unaudited)
Class A
Net assets	$2,607,050,671
Shares outstanding	61,998,628
Net asset value per share	$42.05
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$44.62
Advisor Class
Net assets	$225,223,942
Shares outstanding	5,311,456
Net asset value per share	$42.40
Class C
Net assets	$1,410,912,411
Shares outstanding	33,678,892
Net asset value per share	$41.89
Institutional Class
Net assets	$1,646,731,276
Shares outstanding	39,228,540
Net asset value per share	$41.98
Institutional 2 Class
Net assets	$261,592,696
Shares outstanding	6,227,482
Net asset value per share	$42.01
Institutional 3 Class
Net assets	$498,952,833
Shares outstanding	11,762,270
Net asset value per share	$42.42
Class R
Net assets	$123,577,904
Shares outstanding	2,939,331
Net asset value per share	$42.04
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Semiannual Report 2020	29

Statement of Operations
Six Months Ended February 29, 2020 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$37,832,581
Dividends — affiliated issuers	3,643,701
Interest	37,234,155
Foreign taxes withheld	(160,585)
Total income	78,549,852
Expenses:
Management services fees	20,104,137
Distribution and/or service fees
Class A	3,400,992
Class C	7,321,806
Class R	322,192
Transfer agent fees
Class A	1,400,127
Advisor Class	124,496
Class C	753,489
Institutional Class	886,118
Institutional 2 Class	77,203
Institutional 3 Class	19,505
Class R	66,301
Compensation of board members	54,689
Custodian fees	36,551
Printing and postage fees	202,138
Registration fees	93,618
Audit fees	18,237
Legal fees	76,308
Compensation of chief compliance officer	1,236
Other	82,254
Total expenses	35,041,397
Expense reduction	(1,980)
Total net expenses	35,039,417
Net investment income	43,510,435
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	186,489,902
Investments — affiliated issuers	9,211
Foreign currency translations	4,901
Futures contracts	9,868,799
Net realized gain	196,372,813
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(51,573,249)
Investments — affiliated issuers	30,407
Futures contracts	8,395,561
Net change in unrealized appreciation (depreciation)	(43,147,281)
Net realized and unrealized gain	153,225,532
Net increase in net assets resulting from operations	$196,735,967
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Balanced Fund | Semiannual Report 2020

Statement of Changes in Net Assets
	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Operations
Net investment income	$43,510,435	$100,305,473
Net realized gain	196,372,813	145,831,001
Net change in unrealized appreciation (depreciation)	(43,147,281)	39,986,657
Net increase in net assets resulting from operations	196,735,967	286,123,131
Distributions to shareholders
Net investment income and net realized gains
Class A	(88,883,633)	(137,845,970)
Advisor Class	(8,112,958)	(12,950,747)
Class C	(42,617,169)	(66,040,717)
Institutional Class	(59,538,026)	(95,434,231)
Institutional 2 Class	(9,110,269)	(14,171,696)
Institutional 3 Class	(13,605,613)	(17,115,933)
Class R	(4,071,792)	(6,263,886)
Class T	—	(119)
Total distributions to shareholders	(225,939,460)	(349,823,299)
Increase (decrease) in net assets from capital stock activity	2,524,750	(381,811,889)
Total decrease in net assets	(26,678,743)	(445,512,057)
Net assets at beginning of period	6,800,720,476	7,246,232,533
Net assets at end of period	$6,774,041,733	$6,800,720,476
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Semiannual Report 2020	31

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	February 29, 2020 (Unaudited)		August 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,513,293	152,347,106	7,883,597	320,045,212
Distributions reinvested	2,007,413	85,640,149	3,422,796	132,504,975
Redemptions	(7,088,227)	(307,721,944)	(13,530,024)	(545,707,259)
Net decrease	(1,567,521)	(69,734,689)	(2,223,631)	(93,157,072)
Advisor Class
Subscriptions	476,975	20,885,247	1,711,204	69,734,612
Distributions reinvested	188,133	8,089,305	331,181	12,946,495
Redemptions	(1,198,177)	(52,259,865)	(2,325,652)	(94,705,855)
Net decrease	(533,069)	(23,285,313)	(283,267)	(12,024,748)
Class C
Subscriptions	1,785,161	77,347,350	3,769,063	151,794,053
Distributions reinvested	941,866	40,108,419	1,627,100	62,423,760
Redemptions	(3,347,140)	(144,756,982)	(8,646,978)	(348,114,583)
Net decrease	(620,113)	(27,301,213)	(3,250,815)	(133,896,770)
Institutional Class
Subscriptions	4,247,765	183,948,127	8,832,929	355,464,542
Distributions reinvested	1,172,531	49,915,963	2,061,186	79,730,522
Redemptions	(5,854,233)	(253,933,915)	(15,320,788)	(610,609,660)
Net decrease	(433,937)	(20,069,825)	(4,426,673)	(175,414,596)
Institutional 2 Class
Subscriptions	963,657	41,561,810	2,128,294	85,394,773
Distributions reinvested	213,836	9,107,577	366,046	14,168,314
Redemptions	(773,501)	(33,727,954)	(3,241,919)	(129,367,557)
Net increase (decrease)	403,992	16,941,433	(747,579)	(29,804,470)
Institutional 3 Class
Subscriptions	3,807,673	169,305,926	3,173,084	129,959,562
Distributions reinvested	280,048	12,044,406	388,385	15,203,392
Redemptions	(1,183,607)	(51,766,378)	(1,905,244)	(77,981,961)
Net increase	2,904,114	129,583,954	1,656,225	67,180,993
Class R
Subscriptions	365,782	15,975,122	701,719	28,372,734
Distributions reinvested	85,353	3,643,022	134,674	5,204,240
Redemptions	(536,400)	(23,227,741)	(950,703)	(38,269,762)
Net decrease	(85,265)	(3,609,597)	(114,310)	(4,692,788)
Class T
Redemptions	—	—	(64)	(2,438)
Net decrease	—	—	(64)	(2,438)
Total net increase (decrease)	68,201	2,524,750	(9,390,114)	(381,811,889)
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Balanced Fund | Semiannual Report 2020

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Columbia Balanced Fund | Semiannual Report 2020	33

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 2/29/2020 (Unaudited)	$42.24	0.28	0.96	1.24	(0.35)	(1.08)	(1.43)
Year Ended 8/31/2019	$42.53	0.63	1.19	1.82	(0.60)	(1.51)	(2.11)
Year Ended 8/31/2018	$40.56	0.48	2.57	3.05	(0.46)	(0.62)	(1.08)
Year Ended 8/31/2017	$37.54	0.42	3.12	3.54	(0.40)	(0.12)	(0.52)
Year Ended 8/31/2016	$35.80	0.38	2.62	3.00	(0.58)	(0.68)	(1.26)
Year Ended 8/31/2015	$37.01	0.75(e)	(0.23)	0.52	(0.40)	(1.33)	(1.73)
Advisor Class
Six Months Ended 2/29/2020 (Unaudited)	$42.58	0.34	0.97	1.31	(0.41)	(1.08)	(1.49)
Year Ended 8/31/2019	$42.86	0.73	1.21	1.94	(0.71)	(1.51)	(2.22)
Year Ended 8/31/2018	$40.87	0.58	2.59	3.17	(0.56)	(0.62)	(1.18)
Year Ended 8/31/2017	$37.82	0.53	3.14	3.67	(0.50)	(0.12)	(0.62)
Year Ended 8/31/2016	$36.06	0.48	2.63	3.11	(0.67)	(0.68)	(1.35)
Year Ended 8/31/2015	$37.27	0.88(e)	(0.27)	0.61	(0.49)	(1.33)	(1.82)
Class C
Six Months Ended 2/29/2020 (Unaudited)	$42.08	0.12	0.96	1.08	(0.19)	(1.08)	(1.27)
Year Ended 8/31/2019	$42.38	0.32	1.19	1.51	(0.30)	(1.51)	(1.81)
Year Ended 8/31/2018	$40.42	0.17	2.56	2.73	(0.15)	(0.62)	(0.77)
Year Ended 8/31/2017	$37.42	0.14	3.10	3.24	(0.12)	(0.12)	(0.24)
Year Ended 8/31/2016	$35.68	0.11	2.62	2.73	(0.31)	(0.68)	(0.99)
Year Ended 8/31/2015	$36.92	0.56(e)	(0.32)	0.24	(0.15)	(1.33)	(1.48)
Institutional Class
Six Months Ended 2/29/2020 (Unaudited)	$42.17	0.34	0.96	1.30	(0.41)	(1.08)	(1.49)
Year Ended 8/31/2019	$42.47	0.73	1.19	1.92	(0.71)	(1.51)	(2.22)
Year Ended 8/31/2018	$40.50	0.58	2.57	3.15	(0.56)	(0.62)	(1.18)
Year Ended 8/31/2017	$37.48	0.53	3.11	3.64	(0.50)	(0.12)	(0.62)
Year Ended 8/31/2016	$35.75	0.47	2.61	3.08	(0.67)	(0.68)	(1.35)
Year Ended 8/31/2015	$36.96	0.83(e)	(0.22)	0.61	(0.49)	(1.33)	(1.82)
Institutional 2 Class
Six Months Ended 2/29/2020 (Unaudited)	$42.20	0.35	0.96	1.31	(0.42)	(1.08)	(1.50)
Year Ended 8/31/2019	$42.50	0.75	1.19	1.94	(0.73)	(1.51)	(2.24)
Year Ended 8/31/2018	$40.53	0.60	2.57	3.17	(0.58)	(0.62)	(1.20)
Year Ended 8/31/2017	$37.51	0.55	3.12	3.67	(0.53)	(0.12)	(0.65)
Year Ended 8/31/2016	$35.78	0.51	2.60	3.11	(0.70)	(0.68)	(1.38)
Year Ended 8/31/2015	$36.99	0.97(e)	(0.32)	0.65	(0.53)	(1.33)	(1.86)
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Balanced Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 2/29/2020 (Unaudited)	$42.05	2.90%	0.95%(c)	0.95%(c),(d)	1.31%(c)	56%	$2,607,051
Year Ended 8/31/2019	$42.24	4.79%	0.95%	0.95%	1.55%	119%	$2,685,001
Year Ended 8/31/2018	$42.53	7.63%	0.95%	0.95%(d)	1.16%	76%	$2,798,246
Year Ended 8/31/2017	$40.56	9.54%	0.97%	0.97%(d)	1.10%	63%	$2,876,519
Year Ended 8/31/2016	$37.54	8.60%	1.03%	1.03%(d)	1.06%	60%	$2,960,832
Year Ended 8/31/2015	$35.80	1.38%	1.06%	1.06%(d)	2.03%	102%	$1,885,538
Advisor Class
Six Months Ended 2/29/2020 (Unaudited)	$42.40	3.03%	0.70%(c)	0.70%(c),(d)	1.56%(c)	56%	$225,224
Year Ended 8/31/2019	$42.58	5.04%	0.70%	0.70%	1.80%	119%	$248,877
Year Ended 8/31/2018	$42.86	7.89%	0.70%	0.70%(d)	1.41%	76%	$262,644
Year Ended 8/31/2017	$40.87	9.82%	0.72%	0.72%(d)	1.37%	63%	$318,026
Year Ended 8/31/2016	$37.82	8.86%	0.78%	0.78%(d)	1.33%	60%	$112,108
Year Ended 8/31/2015	$36.06	1.62%	0.81%	0.81%(d)	2.37%	102%	$38,489
Class C
Six Months Ended 2/29/2020 (Unaudited)	$41.89	2.53%	1.70%(c)	1.70%(c),(d)	0.56%(c)	56%	$1,410,912
Year Ended 8/31/2019	$42.08	4.00%	1.70%	1.70%	0.80%	119%	$1,443,468
Year Ended 8/31/2018	$42.38	6.83%	1.70%	1.70%(d)	0.42%	76%	$1,591,465
Year Ended 8/31/2017	$40.42	8.71%	1.72%	1.72%(d)	0.35%	63%	$1,536,796
Year Ended 8/31/2016	$37.42	7.80%	1.78%	1.78%(d)	0.32%	60%	$1,265,079
Year Ended 8/31/2015	$35.68	0.63%	1.81%	1.81%(d)	1.52%	102%	$612,243
Institutional Class
Six Months Ended 2/29/2020 (Unaudited)	$41.98	3.04%	0.70%(c)	0.70%(c),(d)	1.56%(c)	56%	$1,646,731
Year Ended 8/31/2019	$42.17	5.04%	0.70%	0.70%	1.80%	119%	$1,672,560
Year Ended 8/31/2018	$42.47	7.91%	0.70%	0.70%(d)	1.42%	76%	$1,872,366
Year Ended 8/31/2017	$40.50	9.83%	0.72%	0.72%(d)	1.36%	63%	$1,753,306
Year Ended 8/31/2016	$37.48	8.85%	0.78%	0.78%(d)	1.32%	60%	$867,554
Year Ended 8/31/2015	$35.75	1.64%	0.81%	0.81%(d)	2.24%	102%	$480,162
Institutional 2 Class
Six Months Ended 2/29/2020 (Unaudited)	$42.01	3.06%	0.65%(c)	0.65%(c)	1.61%(c)	56%	$261,593
Year Ended 8/31/2019	$42.20	5.09%	0.65%	0.65%	1.84%	119%	$245,737
Year Ended 8/31/2018	$42.50	7.96%	0.65%	0.65%	1.46%	76%	$279,242
Year Ended 8/31/2017	$40.53	9.91%	0.66%	0.66%	1.42%	63%	$312,952
Year Ended 8/31/2016	$37.51	8.96%	0.68%	0.68%	1.41%	60%	$181,221
Year Ended 8/31/2015	$35.78	1.74%	0.70%	0.70%	2.63%	102%	$110,946
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Semiannual Report 2020	35

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 2/29/2020 (Unaudited)	$42.60	0.36	0.97	1.33	(0.43)	(1.08)	(1.51)
Year Ended 8/31/2019	$42.88	0.78	1.20	1.98	(0.75)	(1.51)	(2.26)
Year Ended 8/31/2018	$40.88	0.63	2.59	3.22	(0.60)	(0.62)	(1.22)
Year Ended 8/31/2017	$37.83	0.57	3.15	3.72	(0.55)	(0.12)	(0.67)
Year Ended 8/31/2016	$36.07	0.53	2.63	3.16	(0.72)	(0.68)	(1.40)
Year Ended 8/31/2015	$37.28	1.21(e)	(0.54)	0.67	(0.55)	(1.33)	(1.88)
Class R
Six Months Ended 2/29/2020 (Unaudited)	$42.23	0.23	0.96	1.19	(0.30)	(1.08)	(1.38)
Year Ended 8/31/2019	$42.53	0.53	1.18	1.71	(0.50)	(1.51)	(2.01)
Year Ended 8/31/2018	$40.56	0.38	2.57	2.95	(0.36)	(0.62)	(0.98)
Year Ended 8/31/2017	$37.54	0.33	3.12	3.45	(0.31)	(0.12)	(0.43)
Year Ended 8/31/2016	$35.79	0.29	2.63	2.92	(0.49)	(0.68)	(1.17)
Year Ended 8/31/2015	$37.01	0.73(e)	(0.31)	0.42	(0.31)	(1.33)	(1.64)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
08/31/2015	$0.48	$0.51	$0.56	$0.47	$0.57	$0.78	$0.55
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Balanced Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 2/29/2020 (Unaudited)	$42.42	3.08%	0.60%(c)	0.60%(c)	1.66%(c)	56%	$498,953
Year Ended 8/31/2019	$42.60	5.14%	0.61%	0.61%	1.90%	119%	$377,342
Year Ended 8/31/2018	$42.88	8.01%	0.60%	0.60%	1.53%	76%	$308,783
Year Ended 8/31/2017	$40.88	9.96%	0.61%	0.61%	1.47%	63%	$190,322
Year Ended 8/31/2016	$37.83	9.02%	0.63%	0.63%	1.47%	60%	$118,553
Year Ended 8/31/2015	$36.07	1.78%	0.66%	0.66%	3.27%	102%	$65,758
Class R
Six Months Ended 2/29/2020 (Unaudited)	$42.04	2.78%	1.20%(c)	1.20%(c),(d)	1.06%(c)	56%	$123,578
Year Ended 8/31/2019	$42.23	4.50%	1.20%	1.20%	1.30%	119%	$127,735
Year Ended 8/31/2018	$42.53	7.36%	1.20%	1.20%(d)	0.91%	76%	$133,485
Year Ended 8/31/2017	$40.56	9.27%	1.22%	1.22%(d)	0.86%	63%	$136,478
Year Ended 8/31/2016	$37.54	8.35%	1.28%	1.28%(d)	0.82%	60%	$79,917
Year Ended 8/31/2015	$35.79	1.10%	1.31%	1.31%(d)	1.97%	102%	$37,089
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Semiannual Report 2020	37

Notes to Financial Statements
February 29, 2020 (Unaudited)
Note 1. Organization
Columbia Balanced Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
38	Columbia Balanced Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations
Columbia Balanced Fund | Semiannual Report 2020	39

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
40	Columbia Balanced Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 29, 2020:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	10,081,655*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended February 29, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	9,868,799

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	8,395,561
Columbia Balanced Fund | Semiannual Report 2020	41

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended February 29, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	589,355,665

*	Based on the ending quarterly outstanding amounts for the six months ended February 29, 2020.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
42	Columbia Balanced Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Columbia Balanced Fund | Semiannual Report 2020	43

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
44	Columbia Balanced Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended February 29, 2020 was 0.58% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended February 29, 2020, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.10
Columbia Balanced Fund | Semiannual Report 2020	45

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expired on January 31, 2019. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at February 29, 2020 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $3,553, which approximates the fair value of the ownership interest.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended February 29, 2020, these minimum account balance fees reduced total expenses of the Fund by $1,980.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Sales charges
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the six months ended February 29, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	2,171,335
Class C	—	1.00(b)	34,635

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
46	Columbia Balanced Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2020 through December 31, 2020	Prior to January 1, 2020
Class A	1.08%	1.11%
Advisor Class	0.83	0.86
Class C	1.83	1.86
Institutional Class	0.83	0.86
Institutional 2 Class	0.79	0.81
Institutional 3 Class	0.74	0.76
Class R	1.33	1.36
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 29, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
5,985,189,000	1,337,090,000	(71,888,000)	1,265,202,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Balanced Fund | Semiannual Report 2020	47

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $3,920,416,403 and $4,240,008,429, respectively, for the six months ended February 29, 2020, of which $2,455,191,954 and $2,575,539,937, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended February 29, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended February 29, 2020.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
48	Columbia Balanced Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our
Columbia Balanced Fund | Semiannual Report 2020	49

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At February 29, 2020, affiliated shareholders of record owned 38.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
50	Columbia Balanced Fund | Semiannual Report 2020

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Balanced Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR120_08_K01_(04/20)

SemiAnnual Report
February 29, 2020
Columbia Contrarian Core Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Contrarian Core Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Contrarian Core Fund  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of long-term capital appreciation and current income.
Portfolio management
Guy Pope, CFA
Portfolio Manager
Managed Fund since 2005
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 29, 2020)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/98	2.44	9.54	7.85	12.20
	Including sales charges		-3.43	3.25	6.58	11.54
Advisor Class*		11/08/12	2.53	9.79	8.12	12.49
Class C	Excluding sales charges	12/09/02	2.06	8.72	7.04	11.37
	Including sales charges		1.09	7.72	7.04	11.37
Institutional Class		12/14/92	2.54	9.80	8.12	12.48
Institutional 2 Class*		11/08/12	2.58	9.89	8.23	12.58
Institutional 3 Class*		11/08/12	2.62	9.97	8.28	12.62
Class R*		09/27/10	2.28	9.22	7.58	11.93
Class V	Excluding sales charges	02/12/93	2.39	9.51	7.84	12.18
	Including sales charges		-3.50	3.21	6.57	11.52
Russell 1000 Index			1.97	7.82	9.00	12.64
Returns for Class A and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Contrarian Core Fund | Semiannual Report 2020	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at February 29, 2020)
Common Stocks	97.1
Money Market Funds	2.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 29, 2020)
Communication Services	15.5
Consumer Discretionary	9.9
Consumer Staples	5.2
Energy	3.5
Financials	13.0
Health Care	14.4
Industrials	7.3
Information Technology	25.6
Materials	3.5
Real Estate	1.2
Utilities	0.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Contrarian Core Fund | Semiannual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2019 — February 29, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,024.40	1,019.79	5.13	5.12	1.02
Advisor Class	1,000.00	1,000.00	1,025.30	1,021.03	3.88	3.87	0.77
Class C	1,000.00	1,000.00	1,020.60	1,016.06	8.89	8.87	1.77
Institutional Class	1,000.00	1,000.00	1,025.40	1,021.03	3.88	3.87	0.77
Institutional 2 Class	1,000.00	1,000.00	1,025.80	1,021.48	3.43	3.42	0.68
Institutional 3 Class	1,000.00	1,000.00	1,026.20	1,021.68	3.22	3.22	0.64
Class R	1,000.00	1,000.00	1,022.80	1,018.55	6.39	6.37	1.27
Class V	1,000.00	1,000.00	1,023.90	1,019.79	5.13	5.12	1.02
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Contrarian Core Fund | Semiannual Report 2020	5

Portfolio of Investments
February 29, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.5%
Issuer	Shares	Value ($)
Communication Services 15.3%
Diversified Telecommunication Services 2.1%
AT&T, Inc.	3,401,730	119,808,931
Verizon Communications, Inc.	1,360,888	73,705,694
Total		193,514,625
Entertainment 2.4%
Activision Blizzard, Inc.	2,231,285	129,704,597
Electronic Arts, Inc.(a)	841,085	85,260,786
Total		214,965,383
Interactive Media & Services 7.4%
Alphabet, Inc., Class A(a)	132,698	177,715,796
Alphabet, Inc., Class C(a)	162,897	218,172,839
Facebook, Inc., Class A(a)	1,427,040	274,662,389
Total		670,551,024
Media 2.6%
Comcast Corp., Class A	5,891,791	238,205,110
Wireless Telecommunication Services 0.8%
T-Mobile U.S.A., Inc.(a)	854,135	77,008,812
Total Communication Services		1,394,244,954
Consumer Discretionary 9.8%
Hotels, Restaurants & Leisure 1.3%
Aramark	1,257,131	43,672,731
McDonald’s Corp.	391,848	76,085,126
Total		119,757,857
Household Durables 0.5%
D.R. Horton, Inc.	573,035	30,525,574
Mohawk Industries, Inc.(a)	142,132	17,219,292
Total		47,744,866
Internet & Direct Marketing Retail 6.2%
Amazon.com, Inc.(a)	217,985	410,629,244
eBay, Inc.	4,255,920	147,425,069
Total		558,054,313
Specialty Retail 1.8%
Lowe’s Companies, Inc.	1,551,699	165,364,562
Total Consumer Discretionary		890,921,598
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 5.1%
Food & Staples Retailing 0.4%
Sysco Corp.	487,756	32,508,938
Food Products 1.9%
ConAgra Foods, Inc.	2,938,361	78,424,855
Mondelez International, Inc., Class A	1,821,385	96,169,128
Total		174,593,983
Household Products 0.5%
Colgate-Palmolive Co.	680,355	45,971,587
Tobacco 2.3%
Philip Morris International, Inc.	2,556,105	209,268,316
Total Consumer Staples		462,342,824
Energy 3.4%
Energy Equipment & Services 0.2%
Schlumberger Ltd.	848,760	22,992,908
Oil, Gas & Consumable Fuels 3.2%
Canadian Natural Resources Ltd.	2,493,379	64,329,178
Chevron Corp.	1,583,668	147,819,571
EOG Resources, Inc.	910,083	57,571,851
Marathon Petroleum Corp.	426,940	20,245,495
Total		289,966,095
Total Energy		312,959,003
Financials 12.8%
Banks 4.9%
Citigroup, Inc.	2,854,541	181,149,172
JPMorgan Chase & Co.	2,284,788	265,286,735
Total		446,435,907
Capital Markets 2.7%
BlackRock, Inc.	288,982	133,801,556
Charles Schwab Corp. (The)	883,935	36,020,351
Morgan Stanley	1,615,368	72,740,021
Total		242,561,928
Diversified Financial Services 4.3%
Berkshire Hathaway, Inc., Class B(a)	1,897,421	391,513,849
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Contrarian Core Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 0.9%
Aon PLC	387,636	80,628,288
Total Financials		1,161,139,972
Health Care 14.2%
Biotechnology 0.6%
Alexion Pharmaceuticals, Inc.(a)	569,665	53,565,600
Health Care Equipment & Supplies 6.0%
Abbott Laboratories	1,262,594	97,257,616
Becton Dickinson and Co.	455,860	108,412,625
Dentsply Sirona, Inc.	1,710,980	84,248,655
Medtronic PLC	2,548,802	256,587,898
Total		546,506,794
Health Care Providers & Services 1.9%
Anthem, Inc.	287,709	73,967,107
Cigna Corp.	530,670	97,080,770
Total		171,047,877
Pharmaceuticals 5.7%
Allergan PLC	760,340	144,974,028
Elanco Animal Health, Inc.(a)	1,751,310	47,985,894
Johnson & Johnson	1,627,541	218,871,714
Pfizer, Inc.	3,315,499	110,803,976
Total		522,635,612
Total Health Care		1,293,755,883
Industrials 7.2%
Aerospace & Defense 2.4%
Boeing Co. (The)	94,450	25,984,140
L3 Harris Technologies, Inc.	232,195	45,911,917
Northrop Grumman Corp.	436,960	143,689,926
Spirit AeroSystems Holdings, Inc., Class A	59,149	3,125,433
Total		218,711,416
Electrical Equipment 1.0%
Emerson Electric Co.	1,353,915	86,799,491
Industrial Conglomerates 2.0%
Honeywell International, Inc.	1,135,454	184,136,575
Machinery 0.4%
Caterpillar, Inc.	300,730	37,362,695
Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail 1.4%
Lyft, Inc., Class A(a)	589,730	22,480,508
Uber Technologies, Inc.(a)	1,093,210	37,027,023
Union Pacific Corp.	404,235	64,600,795
Total		124,108,326
Total Industrials		651,118,503
Information Technology 25.2%
Communications Equipment 1.0%
Cisco Systems, Inc.	2,420,190	96,638,187
Electronic Equipment, Instruments & Components 0.4%
Corning, Inc.	1,482,345	35,368,752
IT Services 6.9%
Fidelity National Information Services, Inc.	1,365,925	190,847,041
Fiserv, Inc.(a)	1,155,154	126,327,641
International Business Machines Corp.	756,570	98,467,586
MasterCard, Inc., Class A	748,534	217,261,993
Total		632,904,261
Semiconductors & Semiconductor Equipment 3.5%
Intel Corp.	1,079,830	59,952,162
Lam Research Corp.	323,730	94,992,094
Marvell Technology Group Ltd.	1,667,865	35,525,524
NVIDIA Corp.	219,230	59,207,446
NXP Semiconductors NV	587,311	66,771,388
Total		316,448,614
Software 8.3%
Adobe, Inc.(a)	382,990	132,177,509
Autodesk, Inc.(a)	125,035	23,866,681
CDK Global, Inc.	842,625	38,777,602
Microsoft Corp.	3,177,152	514,730,396
Palo Alto Networks, Inc.(a)	231,525	42,744,145
Total		752,296,333
Technology Hardware, Storage & Peripherals 5.1%
Apple, Inc.	1,693,746	463,002,406
Total Information Technology		2,296,658,553

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Semiannual Report 2020	7

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 3.5%
Chemicals 2.3%
Air Products & Chemicals, Inc.	326,665	71,738,901
Corteva, Inc.	2,239,698	60,919,785
DuPont de Nemours, Inc.	498,428	21,382,561
Sherwin-Williams Co. (The)	106,069	54,811,156
Total		208,852,403
Metals & Mining 1.2%
Newmont Corp.	2,427,070	108,320,134
Total Materials		317,172,537
Real Estate 1.2%
Equity Real Estate Investment Trusts (REITS) 1.2%
American Tower Corp.	492,857	111,779,968
Total Real Estate		111,779,968
Utilities 0.8%
Electric Utilities 0.8%
American Electric Power Co., Inc.	854,940	76,311,945
Total Utilities		76,311,945
Total Common Stocks (Cost $6,033,208,604)		8,968,405,740

Money Market Funds 3.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.641%(b),(c)	269,596,559	269,596,559
Total Money Market Funds (Cost $269,589,536)		269,596,559
Total Investments in Securities (Cost: $6,302,798,140)		9,238,002,299
Other Assets & Liabilities, Net		(136,250,884)
Net Assets		9,101,751,415

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 29, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended February 29, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.641%
	164,033,216	1,177,207,652	(1,071,644,309)	269,596,559	12,884	7,023	1,272,987	269,596,559
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Contrarian Core Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	1,394,244,954	—	—	1,394,244,954
Consumer Discretionary	890,921,598	—	—	890,921,598
Consumer Staples	462,342,824	—	—	462,342,824
Energy	312,959,003	—	—	312,959,003
Financials	1,161,139,972	—	—	1,161,139,972
Health Care	1,293,755,883	—	—	1,293,755,883
Industrials	651,118,503	—	—	651,118,503
Information Technology	2,296,658,553	—	—	2,296,658,553
Materials	317,172,537	—	—	317,172,537
Real Estate	111,779,968	—	—	111,779,968
Utilities	76,311,945	—	—	76,311,945
Total Common Stocks	8,968,405,740	—	—	8,968,405,740
Money Market Funds	269,596,559	—	—	269,596,559
Total Investments in Securities	9,238,002,299	—	—	9,238,002,299
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Semiannual Report 2020	9

Statement of Assets and Liabilities
February 29, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,033,208,604)	$8,968,405,740
Affiliated issuers (cost $269,589,536)	269,596,559
Receivable for:
Investments sold	23,775,982
Capital shares sold	7,447,559
Dividends	14,445,015
Interfund lending	7,000,000
Foreign tax reclaims	83,162
Prepaid expenses	25,408
Trustees’ deferred compensation plan	706,103
Other assets	42,575
Total assets	9,291,528,103
Liabilities
Payable for:
Investments purchased	141,920,088
Capital shares purchased	45,763,476
Management services fees	154,591
Distribution and/or service fees	27,076
Transfer agent fees	1,041,330
Compensation of board members	1,207
Compensation of chief compliance officer	576
Other expenses	162,241
Trustees’ deferred compensation plan	706,103
Total liabilities	189,776,688
Net assets applicable to outstanding capital stock	$9,101,751,415
Represented by
Paid in capital	5,913,954,531
Total distributable earnings (loss)	3,187,796,884
Total - representing net assets applicable to outstanding capital stock	$9,101,751,415
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Contrarian Core Fund | Semiannual Report 2020

Statement of Assets and Liabilities  (continued)
February 29, 2020 (Unaudited)
Class A
Net assets	$1,450,136,613
Shares outstanding	58,835,581
Net asset value per share	$24.65
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$26.15
Advisor Class
Net assets	$519,255,431
Shares outstanding	20,493,428
Net asset value per share	$25.34
Class C
Net assets	$522,017,087
Shares outstanding	23,690,353
Net asset value per share	$22.04
Institutional Class
Net assets	$3,697,039,263
Shares outstanding	148,774,713
Net asset value per share	$24.85
Institutional 2 Class
Net assets	$569,164,461
Shares outstanding	22,484,875
Net asset value per share	$25.31
Institutional 3 Class
Net assets	$2,083,829,655
Shares outstanding	82,279,025
Net asset value per share	$25.33
Class R
Net assets	$112,914,391
Shares outstanding	4,576,635
Net asset value per share	$24.67
Class V
Net assets	$147,394,514
Shares outstanding	6,047,901
Net asset value per share	$24.37
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$25.86
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Semiannual Report 2020	11

Statement of Operations
Six Months Ended February 29, 2020 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$85,216,493
Dividends — affiliated issuers	1,272,987
Interfund lending	173
Foreign taxes withheld	(372,212)
Total income	86,117,441
Expenses:
Management services fees	30,651,559
Distribution and/or service fees
Class A	2,010,638
Class C	2,863,034
Class R	315,748
Class V	197,428
Transfer agent fees
Class A	1,148,652
Advisor Class	433,490
Class C	408,907
Institutional Class	2,883,768
Institutional 2 Class	188,375
Institutional 3 Class	87,721
Class R	90,191
Class V	112,779
Compensation of board members	75,864
Custodian fees	29,034
Printing and postage fees	217,232
Registration fees	87,015
Audit fees	14,727
Legal fees	109,769
Compensation of chief compliance officer	1,757
Other	117,544
Total expenses	42,045,232
Expense reduction	(10,098)
Total net expenses	42,035,134
Net investment income	44,082,307
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	460,539,573
Investments — affiliated issuers	12,884
Foreign currency translations	11,292
Net realized gain	460,563,749
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(217,927,029)
Investments — affiliated issuers	7,023
Net change in unrealized appreciation (depreciation)	(217,920,006)
Net realized and unrealized gain	242,643,743
Net increase in net assets resulting from operations	$286,726,050
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Contrarian Core Fund | Semiannual Report 2020

Statement of Changes in Net Assets
	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Operations
Net investment income	$44,082,307	$109,274,922
Net realized gain	460,563,749	434,334,712
Net change in unrealized appreciation (depreciation)	(217,920,006)	(379,960,922)
Net increase in net assets resulting from operations	286,726,050	163,648,712
Distributions to shareholders
Net investment income and net realized gains
Class A	(89,291,280)	(138,918,391)
Advisor Class	(34,154,954)	(58,114,280)
Class C	(31,074,333)	(52,570,730)
Institutional Class	(232,243,370)	(360,754,860)
Institutional 2 Class	(37,971,604)	(63,631,067)
Institutional 3 Class	(129,307,199)	(168,677,334)
Class R	(6,747,248)	(10,681,165)
Class T	—	(77,659)
Class V	(8,881,604)	(12,567,222)
Total distributions to shareholders	(569,671,592)	(865,992,708)
Decrease in net assets from capital stock activity	(354,829,119)	(1,118,537,358)
Total decrease in net assets	(637,774,661)	(1,820,881,354)
Net assets at beginning of period	9,739,526,076	11,560,407,430
Net assets at end of period	$9,101,751,415	$9,739,526,076
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Semiannual Report 2020	13

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	February 29, 2020 (Unaudited)		August 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,561,914	68,231,029	6,431,275	157,963,212
Distributions reinvested	3,240,240	83,338,985	5,690,953	128,729,350
Redemptions	(8,517,652)	(223,725,386)	(20,887,147)	(515,474,948)
Net decrease	(2,715,498)	(72,155,372)	(8,764,919)	(228,782,386)
Advisor Class
Subscriptions	1,622,461	44,477,532	6,887,887	176,244,532
Distributions reinvested	1,232,835	32,583,826	2,390,774	55,465,956
Redemptions	(5,682,273)	(155,140,210)	(12,620,684)	(311,060,038)
Net decrease	(2,826,977)	(78,078,852)	(3,342,023)	(79,349,550)
Class C
Subscriptions	859,266	20,383,756	2,228,152	48,745,816
Distributions reinvested	1,227,901	28,278,555	2,358,614	48,068,563
Redemptions	(2,989,221)	(71,206,413)	(8,810,129)	(193,575,408)
Net decrease	(902,054)	(22,544,102)	(4,223,363)	(96,761,029)
Institutional Class
Subscriptions	7,626,014	204,291,110	23,377,561	578,493,873
Distributions reinvested	8,293,675	214,972,052	14,515,717	330,668,024
Redemptions	(21,220,230)	(568,470,423)	(62,124,113)	(1,527,803,654)
Net decrease	(5,300,541)	(149,207,261)	(24,230,835)	(618,641,757)
Institutional 2 Class
Subscriptions	1,758,706	47,811,366	7,270,167	178,340,987
Distributions reinvested	1,435,491	37,896,953	2,742,768	63,549,930
Redemptions	(5,092,984)	(140,231,556)	(17,730,297)	(441,115,098)
Net decrease	(1,898,787)	(54,523,237)	(7,717,362)	(199,224,181)
Institutional 3 Class
Subscriptions	6,739,390	184,057,963	23,849,900	588,023,383
Distributions reinvested	3,577,079	94,470,658	4,840,762	112,208,870
Redemptions	(9,099,330)	(249,360,337)	(22,980,661)	(579,666,449)
Net increase	1,217,139	29,168,284	5,710,001	120,565,804
Class R
Subscriptions	235,444	6,225,845	731,640	18,022,092
Distributions reinvested	243,321	6,267,954	408,080	9,243,026
Redemptions	(805,769)	(21,436,513)	(1,603,759)	(39,763,909)
Net decrease	(327,004)	(8,942,714)	(464,039)	(12,498,791)
Class T
Distributions reinvested	—	—	3,415	77,207
Redemptions	—	—	(41,813)	(938,561)
Net decrease	—	—	(38,398)	(861,354)
Class V
Subscriptions	81,942	2,089,869	142,392	3,222,198
Distributions reinvested	249,825	6,353,064	399,819	8,947,940
Redemptions	(265,785)	(6,988,798)	(625,048)	(15,154,252)
Net increase (decrease)	65,982	1,454,135	(82,837)	(2,984,114)
Total net decrease	(12,687,740)	(354,829,119)	(43,153,775)	(1,118,537,358)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Contrarian Core Fund | Semiannual Report 2020

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Columbia Contrarian Core Fund | Semiannual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 2/29/2020 (Unaudited)	$25.48	0.09	0.60	0.69	(0.23)	(1.29)	(1.52)
Year Ended 8/31/2019	$27.19	0.22	0.19	0.41	(0.22)	(1.90)	(2.12)
Year Ended 8/31/2018	$25.41	0.18	3.05	3.23	(0.18)	(1.27)	(1.45)
Year Ended 8/31/2017	$22.29	0.19	3.25	3.44	(0.15)	(0.17)	(0.32)
Year Ended 8/31/2016	$21.27	0.15	2.05	2.20	(0.55)	(0.63)	(1.18)
Year Ended 8/31/2015	$22.37	0.65(f)	(0.23)	0.42	(0.10)	(1.42)	(1.52)
Advisor Class
Six Months Ended 2/29/2020 (Unaudited)	$26.19	0.13	0.60	0.73	(0.29)	(1.29)	(1.58)
Year Ended 8/31/2019	$27.89	0.29	0.19	0.48	(0.28)	(1.90)	(2.18)
Year Ended 8/31/2018	$26.02	0.25	3.13	3.38	(0.24)	(1.27)	(1.51)
Year Ended 8/31/2017	$22.81	0.26	3.33	3.59	(0.21)	(0.17)	(0.38)
Year Ended 8/31/2016	$21.74	0.21	2.09	2.30	(0.60)	(0.63)	(1.23)
Year Ended 8/31/2015	$22.83	0.80(f)	(0.32)	0.48	(0.15)	(1.42)	(1.57)
Class C
Six Months Ended 2/29/2020 (Unaudited)	$22.84	(0.01)	0.54	0.53	(0.04)	(1.29)	(1.33)
Year Ended 8/31/2019	$24.57	0.04	0.15	0.19	(0.02)	(1.90)	(1.92)
Year Ended 8/31/2018	$23.09	(0.01)	2.76	2.75	—	(1.27)	(1.27)
Year Ended 8/31/2017	$20.28	0.01	2.97	2.98	(0.00)(g)	(0.17)	(0.17)
Year Ended 8/31/2016	$19.43	(0.00)(g)	1.86	1.86	(0.38)	(0.63)	(1.01)
Year Ended 8/31/2015	$20.62	0.50(f)	(0.27)	0.23	—	(1.42)	(1.42)
Institutional Class
Six Months Ended 2/29/2020 (Unaudited)	$25.71	0.13	0.59	0.72	(0.29)	(1.29)	(1.58)
Year Ended 8/31/2019	$27.42	0.29	0.18	0.47	(0.28)	(1.90)	(2.18)
Year Ended 8/31/2018	$25.61	0.25	3.07	3.32	(0.24)	(1.27)	(1.51)
Year Ended 8/31/2017	$22.45	0.25	3.29	3.54	(0.21)	(0.17)	(0.38)
Year Ended 8/31/2016	$21.42	0.21	2.05	2.26	(0.60)	(0.63)	(1.23)
Year Ended 8/31/2015	$22.52	0.66(f)	(0.18)	0.48	(0.16)	(1.42)	(1.58)
Institutional 2 Class
Six Months Ended 2/29/2020 (Unaudited)	$26.17	0.14	0.60	0.74	(0.31)	(1.29)	(1.60)
Year Ended 8/31/2019	$27.88	0.32	0.18	0.50	(0.31)	(1.90)	(2.21)
Year Ended 8/31/2018	$26.01	0.28	3.13	3.41	(0.27)	(1.27)	(1.54)
Year Ended 8/31/2017	$22.80	0.28	3.33	3.61	(0.23)	(0.17)	(0.40)
Year Ended 8/31/2016	$21.73	0.24	2.09	2.33	(0.63)	(0.63)	(1.26)
Year Ended 8/31/2015	$22.83	0.78(f)	(0.28)	0.50	(0.18)	(1.42)	(1.60)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Contrarian Core Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 2/29/2020 (Unaudited)	$24.65	2.44%	1.02%(c)	1.02%(c),(d)	0.70%(c)	21%	$1,450,137
Year Ended 8/31/2019	$25.48	2.49%	1.03%(e)	1.03%(e)	0.91%	53%	$1,568,622
Year Ended 8/31/2018	$27.19	13.09%	1.02%	1.02%(d)	0.70%	63%	$1,912,203
Year Ended 8/31/2017	$25.41	15.61%	1.04%	1.04%(d)	0.82%	52%	$1,941,062
Year Ended 8/31/2016	$22.29	10.79%	1.07%	1.07%(d)	0.72%	47%	$2,860,806
Year Ended 8/31/2015	$21.27	1.99%	1.09%	1.09%(d)	2.93%	60%	$2,297,176
Advisor Class
Six Months Ended 2/29/2020 (Unaudited)	$25.34	2.53%	0.77%(c)	0.77%(c),(d)	0.95%(c)	21%	$519,255
Year Ended 8/31/2019	$26.19	2.74%	0.78%(e)	0.78%(e)	1.16%	53%	$610,686
Year Ended 8/31/2018	$27.89	13.39%	0.77%	0.77%(d)	0.95%	63%	$743,515
Year Ended 8/31/2017	$26.02	15.91%	0.80%	0.80%(d)	1.07%	52%	$596,704
Year Ended 8/31/2016	$22.81	11.07%	0.82%	0.82%(d)	0.99%	47%	$377,946
Year Ended 8/31/2015	$21.74	2.25%	0.85%	0.85%(d)	3.53%	60%	$227,941
Class C
Six Months Ended 2/29/2020 (Unaudited)	$22.04	2.06%	1.77%(c)	1.77%(c),(d)	(0.05%)(c)	21%	$522,017
Year Ended 8/31/2019	$22.84	1.73%	1.78%(e)	1.78%(e)	0.16%	53%	$561,716
Year Ended 8/31/2018	$24.57	12.23%	1.77%	1.77%(d)	(0.05%)	63%	$708,041
Year Ended 8/31/2017	$23.09	14.80%	1.79%	1.79%(d)	0.07%	52%	$748,148
Year Ended 8/31/2016	$20.28	9.98%	1.83%	1.83%(d)	(0.02%)	47%	$669,226
Year Ended 8/31/2015	$19.43	1.17%	1.85%	1.85%(d)	2.46%	60%	$409,798
Institutional Class
Six Months Ended 2/29/2020 (Unaudited)	$24.85	2.54%	0.77%(c)	0.77%(c),(d)	0.95%(c)	21%	$3,697,039
Year Ended 8/31/2019	$25.71	2.75%	0.78%(e)	0.78%(e)	1.16%	53%	$3,961,440
Year Ended 8/31/2018	$27.42	13.37%	0.77%	0.77%(d)	0.95%	63%	$4,889,699
Year Ended 8/31/2017	$25.61	15.95%	0.80%	0.80%(d)	1.07%	52%	$4,958,099
Year Ended 8/31/2016	$22.45	11.05%	0.82%	0.82%(d)	0.99%	47%	$4,234,639
Year Ended 8/31/2015	$21.42	2.24%	0.84%	0.84%(d)	2.97%	60%	$2,119,278
Institutional 2 Class
Six Months Ended 2/29/2020 (Unaudited)	$25.31	2.58%	0.68%(c)	0.68%(c)	1.04%(c)	21%	$569,164
Year Ended 8/31/2019	$26.17	2.81%	0.68%(e)	0.68%(e)	1.25%	53%	$638,213
Year Ended 8/31/2018	$27.88	13.50%	0.68%	0.68%	1.04%	63%	$894,849
Year Ended 8/31/2017	$26.01	16.05%	0.69%	0.69%	1.17%	52%	$779,002
Year Ended 8/31/2016	$22.80	11.22%	0.70%	0.70%	1.12%	47%	$627,659
Year Ended 8/31/2015	$21.73	2.34%	0.71%	0.71%	3.45%	60%	$336,043
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Semiannual Report 2020	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 2/29/2020 (Unaudited)	$26.19	0.15	0.60	0.75	(0.32)	(1.29)	(1.61)
Year Ended 8/31/2019	$27.89	0.33	0.19	0.52	(0.32)	(1.90)	(2.22)
Year Ended 8/31/2018	$26.03	0.29	3.12	3.41	(0.28)	(1.27)	(1.55)
Year Ended 8/31/2017	$22.81	0.30	3.33	3.63	(0.24)	(0.17)	(0.41)
Year Ended 8/31/2016	$21.75	0.27	2.06	2.33	(0.64)	(0.63)	(1.27)
Year Ended 8/31/2015	$22.84	1.19(f)	(0.67)	0.52	(0.19)	(1.42)	(1.61)
Class R
Six Months Ended 2/29/2020 (Unaudited)	$25.48	0.06	0.58	0.64	(0.16)	(1.29)	(1.45)
Year Ended 8/31/2019	$27.18	0.16	0.19	0.35	(0.15)	(1.90)	(2.05)
Year Ended 8/31/2018	$25.41	0.12	3.04	3.16	(0.12)	(1.27)	(1.39)
Year Ended 8/31/2017	$22.29	0.14	3.25	3.39	(0.10)	(0.17)	(0.27)
Year Ended 8/31/2016	$21.26	0.10	2.05	2.15	(0.49)	(0.63)	(1.12)
Year Ended 8/31/2015	$22.37	0.65(f)	(0.29)	0.36	(0.05)	(1.42)	(1.47)
Class V
Six Months Ended 2/29/2020 (Unaudited)	$25.22	0.09	0.58	0.67	(0.23)	(1.29)	(1.52)
Year Ended 8/31/2019	$26.93	0.22	0.19	0.41	(0.22)	(1.90)	(2.12)
Year Ended 8/31/2018	$25.18	0.18	3.02	3.20	(0.18)	(1.27)	(1.45)
Year Ended 8/31/2017	$22.09	0.19	3.22	3.41	(0.15)	(0.17)	(0.32)
Year Ended 8/31/2016	$21.08	0.15	2.04	2.19	(0.55)	(0.63)	(1.18)
Year Ended 8/31/2015	$22.19	0.55(f)	(0.15)	0.40	(0.09)	(1.42)	(1.51)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include interfund lending expense which is less than 0.01%.
(f)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R	Class V
08/31/2015	$0.54	$0.63	$0.55	$0.50	$0.58	$0.96	$0.60	$0.45

(g)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Contrarian Core Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 2/29/2020 (Unaudited)	$25.33	2.62%	0.64%(c)	0.64%(c)	1.09%(c)	21%	$2,083,830
Year Ended 8/31/2019	$26.19	2.90%	0.64%(e)	0.64%(e)	1.30%	53%	$2,123,062
Year Ended 8/31/2018	$27.89	13.50%	0.63%	0.63%	1.10%	63%	$2,101,809
Year Ended 8/31/2017	$26.03	16.14%	0.65%	0.65%	1.23%	52%	$1,574,824
Year Ended 8/31/2016	$22.81	11.22%	0.65%	0.65%	1.23%	47%	$329,514
Year Ended 8/31/2015	$21.75	2.44%	0.66%	0.66%	5.26%	60%	$53,246
Class R
Six Months Ended 2/29/2020 (Unaudited)	$24.67	2.28%	1.27%(c)	1.27%(c),(d)	0.45%(c)	21%	$112,914
Year Ended 8/31/2019	$25.48	2.24%	1.28%(e)	1.28%(e)	0.66%	53%	$124,951
Year Ended 8/31/2018	$27.18	12.78%	1.27%	1.27%(d)	0.45%	63%	$145,912
Year Ended 8/31/2017	$25.41	15.34%	1.29%	1.29%(d)	0.57%	52%	$132,392
Year Ended 8/31/2016	$22.29	10.55%	1.32%	1.32%(d)	0.49%	47%	$96,586
Year Ended 8/31/2015	$21.26	1.69%	1.34%	1.34%(d)	2.93%	60%	$50,048
Class V
Six Months Ended 2/29/2020 (Unaudited)	$24.37	2.39%	1.02%(c)	1.02%(c),(d)	0.71%(c)	21%	$147,395
Year Ended 8/31/2019	$25.22	2.52%	1.03%(e)	1.03%(e)	0.91%	53%	$150,836
Year Ended 8/31/2018	$26.93	13.09%	1.02%	1.02%(d)	0.70%	63%	$163,335
Year Ended 8/31/2017	$25.18	15.61%	1.04%	1.04%(d)	0.82%	52%	$154,392
Year Ended 8/31/2016	$22.09	10.83%	1.08%	1.08%(d)	0.71%	47%	$146,879
Year Ended 8/31/2015	$21.08	1.92%	1.11%	1.11%(d)	2.49%	60%	$143,304
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Semiannual Report 2020	19

Notes to Financial Statements
February 29, 2020 (Unaudited)
Note 1. Organization
Columbia Contrarian Core Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
20	Columbia Contrarian Core Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Contrarian Core Fund | Semiannual Report 2020	21

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended February 29, 2020 was 0.61% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
22	Columbia Contrarian Core Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended February 29, 2020, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.14
Class V	0.14
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended February 29, 2020, these minimum account balance fees reduced total expenses of the Fund by $10,098.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Columbia Contrarian Core Fund | Semiannual Report 2020	23

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the six months ended February 29, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	553,873
Class C	—	1.00(b)	7,805
Class V	5.75	0.50 - 1.00(a)	2,465

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2020 through December 31, 2020	Prior to January 1, 2020
Class A	1.03%	1.14%
Advisor Class	0.78	0.89
Class C	1.78	1.89
Institutional Class	0.78	0.89
Institutional 2 Class	0.69	0.80
Institutional 3 Class	0.64	0.75
Class R	1.28	1.39
Class V	1.03	1.14
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage
24	Columbia Contrarian Core Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 29, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
6,302,798,000	3,077,288,000	(142,084,000)	2,935,204,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,039,227,998 and $2,859,176,424, respectively, for the six months ended February 29, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
Columbia Contrarian Core Fund | Semiannual Report 2020	25

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
The Fund’s activity in the Interfund Program during the six months ended February 29, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	8,500,000	2.06	2
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had an outstanding interfund loan balance at February 29, 2020 as shown on the Statement of Assets and Liabilities. The loans are unsecured.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended February 29, 2020.
Note 9. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
26	Columbia Contrarian Core Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At February 29, 2020, two unaffiliated shareholders of record owned 24.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 22.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to
Columbia Contrarian Core Fund | Semiannual Report 2020	27

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
28	Columbia Contrarian Core Fund | Semiannual Report 2020

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Columbia Contrarian Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR133_08_K01_(04/20)

SemiAnnual Report
February 29, 2020
Columbia Emerging Markets Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Emerging Markets Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Emerging Markets Fund  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Dara White, CFA
Lead Portfolio Manager
Managed Fund since 2008
Robert Cameron
Portfolio Manager
Managed Fund since 2008
Young Kim
Portfolio Manager
Managed Fund since 2015
Perry Vickery, CFA
Portfolio Manager
Managed Fund since 2017
Derek Lin, CFA
Portfolio Manager
Managed Fund since January 2020
Effective January 31, 2020, Jasmine (Weili) Huang no longer serves as a Portfolio Manager of the Fund.
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 29, 2020)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	09/28/07	7.79	9.96	4.97	4.89
	Including sales charges		1.60	3.61	3.73	4.27
Advisor Class*		03/19/13	7.95	10.17	5.26	5.16
Class C	Excluding sales charges	09/28/07	7.48	9.21	4.22	4.11
	Including sales charges		6.48	8.21	4.22	4.11
Institutional Class		01/02/98	7.92	10.16	5.24	5.15
Institutional 2 Class*		11/08/12	8.09	10.41	5.41	5.27
Institutional 3 Class*		11/08/12	8.10	10.49	5.45	5.32
Class R*		09/27/10	7.69	9.71	4.74	4.64
MSCI Emerging Markets Index (Net)			2.93	-1.88	2.73	3.18
MSCI EAFE Index (Net)			-0.91	-0.57	1.96	4.83
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI Emerging Markets Index (Net) and the MSCI EAFE Index (Net) which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Emerging Markets Fund | Semiannual Report 2020	3

Fund at a Glance   (continued)
(Unaudited)
Equity sector breakdown (%) (at February 29, 2020)
Communication Services	11.6
Consumer Discretionary	24.6
Consumer Staples	3.4
Energy	7.0
Financials	21.6
Health Care	5.1
Industrials	4.1
Information Technology	18.1
Materials	2.2
Real Estate	1.6
Utilities	0.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at February 29, 2020)
Argentina	0.5
Brazil	13.4
Canada	0.6
China	29.8
Hong Kong	3.2
Hungary	1.6
India	11.7
Indonesia	4.1
Luxembourg	0.2
Mexico	0.8
Panama	0.6
Peru	1.0
Philippines	1.4
Poland	0.8
Russian Federation	5.2
South Africa	4.0
South Korea	9.0
Taiwan	5.9
Thailand	2.5
United States(a)	3.7
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Columbia Emerging Markets Fund | Semiannual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2019 — February 29, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,077.90	1,017.26	7.90	7.67	1.53
Advisor Class	1,000.00	1,000.00	1,079.50	1,018.50	6.62	6.42	1.28
Class C	1,000.00	1,000.00	1,074.80	1,013.48	11.81	11.46	2.29
Institutional Class	1,000.00	1,000.00	1,079.20	1,018.50	6.62	6.42	1.28
Institutional 2 Class	1,000.00	1,000.00	1,080.90	1,019.14	5.95	5.77	1.15
Institutional 3 Class	1,000.00	1,000.00	1,081.00	1,019.39	5.69	5.52	1.10
Class R	1,000.00	1,000.00	1,076.90	1,016.01	9.19	8.92	1.78
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Emerging Markets Fund | Semiannual Report 2020	5

Portfolio of Investments
February 29, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 94.3%
Issuer	Shares	Value ($)
Argentina 0.5%
MercadoLibre, Inc.(a)	10,253	6,316,156
Brazil 12.0%
Afya Ltd., Class A(a)	453,602	10,786,656
Arco Platform Ltd., Class A(a)	161,915	8,275,476
B3 SA - Brasil Bolsa Balcao	491,000	5,171,426
BK Brasil Operacao e Assessoria a Restaurantes SA	3,993,900	13,057,273
C&A Modas Ltd.	1,875,700	6,207,733
IRB Brasil Resseguros SA	1,181,200	8,695,432
Itaú Unibanco Holding SA, ADR	2,614,398	18,483,794
Linx SA	1,107,100	7,726,602
Localiza Rent a Car SA	956,622	10,430,664
Lojas Renner SA	549,340	6,419,756
Magazine Luiza SA	868,800	9,675,136
Notre Dame Intermedica Participacoes SA	642,600	8,838,821
Pagseguro Digital Ltd., Class A(a)	183,960	5,770,825
Petroleo Brasileiro SA, ADR	1,748,853	21,161,121
Stone Co., Ltd., Class A(a)	234,311	9,346,666
XP, Inc., Class A(a)	386,686	13,398,670
Total		163,446,051
Canada 0.7%
Parex Resources, Inc.(a)	652,110	8,919,903
China 29.9%
58.Com, Inc., ADR(a)	125,859	6,943,641
Alibaba Group Holding Ltd., ADR(a)	490,102	101,941,216
BeiGene Ltd., ADR(a)	66,701	10,562,103
China Animal Healthcare Ltd.(a),(b),(c)	6,354,000	1
China Resources Cement Holdings Ltd.	10,788,000	13,860,801
CNOOC Ltd.	9,598,000	13,351,894
Country Garden Services Holdings Co., Ltd.	1,675,000	6,684,386
GDS Holdings Ltd., ADR(a)	100,849	5,846,216
Glodon Co., Ltd., Class A	564,815	3,667,204
Hangzhou Robam Appliances Co., Ltd., Class A	927,908	4,184,606
JD.com, Inc., ADR(a)	273,250	10,522,857
Kingdee International Software Group Co., Ltd.	5,726,000	7,527,374
Kweichow Moutai Co., Ltd., Class A	58,648	8,951,328
Common Stocks (continued)
Issuer	Shares	Value ($)
Midea Group Co., Ltd., Class A	1,161,153	8,991,231
NetEase, Inc., ADR	30,144	9,607,194
New Oriental Education & Technology Group, Inc., ADR(a)	68,828	8,802,413
Ping An Insurance Group Co. of China Ltd., Class H	2,498,000	28,458,206
Shenzhou International Group Holdings Ltd.	933,000	11,807,843
TAL Education Group, ADR(a)	233,066	12,676,460
Tencent Holdings Ltd.	1,909,900	96,840,921
Trip.com Group Ltd., ADR(a)	172,242	5,229,267
Wuliangye Yibin Co., Ltd., Class A	212,023	3,708,258
WuXi AppTec Co., Ltd., Class H	715,680	10,736,217
Wuxi Biologics Cayman, Inc.(a)	1,199,000	17,858,767
Total		408,760,404
Hong Kong 3.2%
AIA Group Ltd.	1,464,400	14,676,869
Galaxy Entertainment Group Ltd.	1,914,000	13,027,168
Melco Resorts & Entertainment Ltd., ADR	157,433	2,729,888
Techtronic Industries Co., Ltd.	1,675,500	13,900,877
Total		44,334,802
Hungary 1.6%
OTP Bank Nyrt	380,178	16,687,206
Richter Gedeon Nyrt	261,293	5,301,544
Total		21,988,750
India 11.8%
Apollo Hospitals Enterprise Ltd.	405,314	9,777,042
Asian Paints Ltd.	500,739	12,526,390
AU Small Finance Bank Ltd.	521,290	8,427,753
Avenue Supermarts Ltd.(a)	265,850	8,605,696
Bajaj Finance Ltd.	119,258	7,456,020
Balkrishna Industries Ltd.	619,122	9,476,714
Eicher Motors Ltd.	36,230	8,442,582
HDFC Bank Ltd., ADR	454,171	24,911,279
HDFC Life Insurance Co., Ltd.	1,144,623	8,686,531
Indraprastha Gas Ltd.	1,497,979	9,225,196
Jubilant Foodworks Ltd.	359,733	8,834,597
Maruti Suzuki India Ltd.	50,195	4,388,496
Petronet LNG Ltd.	2,285,927	7,822,139
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Emerging Markets Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Reliance Industries Ltd.	1,339,976	24,881,803
Tech Mahindra Ltd.	699,091	7,232,118
Total		160,694,356
Indonesia 4.2%
PT Ace Hardware Indonesia Tbk	71,267,400	7,558,736
PT Bank Central Asia Tbk	9,483,900	20,949,078
PT Bank Rakyat Indonesia Persero Tbk	61,870,800	18,488,668
PT Bank Tabungan Pensiunan Nasional Syariah Tbk(a)	14,987,800	3,965,688
PT Pakuwon Jati Tbk	160,903,400	6,057,129
Total		57,019,299
Luxembourg 0.2%
Ternium SA, ADR	171,157	3,029,479
Mexico 0.8%
Grupo Financiero Banorte SAB de CV, Class O	2,003,100	10,952,275
Panama 0.7%
Copa Holdings SA, Class A	107,421	8,930,982
Peru 1.0%
Credicorp Ltd.	72,229	13,092,951
Philippines 1.4%
Ayala Land, Inc.	20,084,900	15,468,215
BDO Unibank, Inc.	1,253,930	3,428,846
Total		18,897,061
Poland 0.8%
Dino Polska SA(a)	297,929	10,822,313
Russian Federation 5.2%
Detsky Mir PJSC	3,393,890	5,708,886
Lukoil PJSC, ADR	187,871	16,205,459
Mail.ru Group Ltd., GDR(a),(d)	405,164	7,923,006
Sberbank of Russia PJSC, ADR	809,745	11,553,976
TCS Group Holding PLC, GDR(d)	447,095	9,781,688
Yandex NV, Class A(a)	500,726	20,334,483
Total		71,507,498
South Africa 4.0%
AVI Ltd.	1,092,276	5,111,292
Bidvest Group Ltd. (The)	541,071	6,307,003
Capitec Bank Holdings Ltd.	95,555	8,088,243
Clicks Group Ltd.	219,159	3,314,022
Common Stocks (continued)
Issuer	Shares	Value ($)
Naspers Ltd., Class N	207,252	32,405,121
Total		55,225,681
South Korea 7.9%
NAVER Corp.	23,919	3,433,351
Pearl Abyss Corp.(a)	32,816	4,850,583
Samsung Electro-Mechanics Co., Ltd.	140,004	14,789,858
Samsung Electronics Co., Ltd.	1,231,103	55,413,639
Samsung SDI Co., Ltd.	30,110	7,318,804
SK Hynix, Inc.	307,403	22,714,203
Total		108,520,438
Taiwan 5.9%
ASMedia Technology, Inc.	59,000	1,454,665
MediaTek, Inc.	319,000	3,708,484
Sea Ltd. ADR(a)	86,427	3,894,401
Silergy Corp.	214,000	7,105,457
Taiwan Semiconductor Manufacturing Co., Ltd.	5,830,048	60,106,627
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	79,182	4,263,159
Total		80,532,793
Thailand 2.5%
Mega Lifesciences PCL, Foreign Registered Shares	4,650,400	3,777,965
Muangthai Capital PCL, Foreign Registered Shares	8,946,500	16,601,029
Srisawad Corp., PCL, Foreign Registered Shares	2,238,610	4,864,540
Tisco Financial Group PCL, Foreign Registered Shares	2,772,900	8,726,447
Total		33,969,981
Total Common Stocks (Cost $837,210,129)		1,286,961,173

Preferred Stocks 2.6%
Issuer	Shares	Value ($)
Brazil 1.5%
Azul SA(a)	859,900	8,428,055
Cia Brasileira de Distribuicao	293,600	4,757,319
Lojas Americanas SA	1,303,811	7,565,888
Total		20,751,262
South Korea 1.1%
Samsung Electronics Co., Ltd.	399,050	15,234,280
Total Preferred Stocks (Cost $26,721,699)		35,985,542

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Semiannual Report 2020	7

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Money Market Funds 3.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.641%(e),(f)	50,360,900	50,360,900
Total Money Market Funds (Cost $50,360,689)		50,360,900
Total Investments in Securities (Cost $914,292,517)		1,373,307,615
Other Assets & Liabilities, Net		(8,168,300)
Net Assets		$1,365,139,315
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 29, 2020, the total value of these securities amounted to $1, which represents less than 0.01% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At February 29, 2020, the total value of these securities amounted to $17,704,694, which represents 1.30% of total net assets.
(e)	The rate shown is the seven-day current annualized yield at February 29, 2020.
(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended February 29, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.641%
	31,144,946	137,976,509	(118,760,555)	50,360,900	(1,333)	211	215,723	50,360,900
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Emerging Markets Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Fair value measurements  (continued)
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Argentina	6,316,156	—	—	6,316,156
Brazil	163,446,051	—	—	163,446,051
Canada	8,919,903	—	—	8,919,903
China	172,131,367	236,629,036	1	408,760,404
Hong Kong	2,729,888	41,604,914	—	44,334,802
Hungary	—	21,988,750	—	21,988,750
India	24,911,279	135,783,077	—	160,694,356
Indonesia	—	57,019,299	—	57,019,299
Luxembourg	3,029,479	—	—	3,029,479
Mexico	10,952,275	—	—	10,952,275
Panama	8,930,982	—	—	8,930,982
Peru	13,092,951	—	—	13,092,951
Philippines	—	18,897,061	—	18,897,061
Poland	—	10,822,313	—	10,822,313
Russian Federation	20,334,483	51,173,015	—	71,507,498
South Africa	—	55,225,681	—	55,225,681
South Korea	—	108,520,438	—	108,520,438
Taiwan	8,157,560	72,375,233	—	80,532,793
Thailand	—	33,969,981	—	33,969,981
Total Common Stocks	442,952,374	844,008,798	1	1,286,961,173
Preferred Stocks
Brazil	20,751,262	—	—	20,751,262
South Korea	—	15,234,280	—	15,234,280
Total Preferred Stocks	20,751,262	15,234,280	—	35,985,542
Money Market Funds	50,360,900	—	—	50,360,900
Total Investments in Securities	514,064,536	859,243,078	1	1,373,307,615
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Semiannual Report 2020	9

Statement of Assets and Liabilities
February 29, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $863,931,828)	$1,322,946,715
Affiliated issuers (cost $50,360,689)	50,360,900
Cash	1,179
Receivable for:
Investments sold	7,508,373
Capital shares sold	1,923,826
Dividends	2,812,951
Foreign tax reclaims	119,862
Prepaid expenses	3,434
Trustees’ deferred compensation plan	113,010
Other assets	39,253
Total assets	1,385,829,503
Liabilities
Payable for:
Investments purchased	14,311,487
Capital shares purchased	3,451,780
Foreign capital gains taxes deferred	2,415,062
Management services fees	38,347
Distribution and/or service fees	2,290
Transfer agent fees	146,718
Compensation of board members	1,541
Compensation of chief compliance officer	87
Other expenses	209,866
Trustees’ deferred compensation plan	113,010
Total liabilities	20,690,188
Net assets applicable to outstanding capital stock	$1,365,139,315
Represented by
Paid in capital	932,240,609
Total distributable earnings (loss)	432,898,706
Total - representing net assets applicable to outstanding capital stock	$1,365,139,315
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Emerging Markets Fund | Semiannual Report 2020

Statement of Assets and Liabilities  (continued)
February 29, 2020 (Unaudited)
Class A
Net assets	$259,973,253
Shares outstanding	19,870,672
Net asset value per share	$13.08
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$13.88
Advisor Class
Net assets	$28,108,958
Shares outstanding	2,108,091
Net asset value per share	$13.33
Class C
Net assets	$14,690,942
Shares outstanding	1,203,655
Net asset value per share	$12.21
Institutional Class
Net assets	$243,363,000
Shares outstanding	18,388,105
Net asset value per share	$13.23
Institutional 2 Class
Net assets	$175,059,557
Shares outstanding	13,143,232
Net asset value per share	$13.32
Institutional 3 Class
Net assets	$637,023,294
Shares outstanding	47,627,902
Net asset value per share	$13.38
Class R
Net assets	$6,920,311
Shares outstanding	537,331
Net asset value per share	$12.88
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Semiannual Report 2020	11

Statement of Operations
Six Months Ended February 29, 2020 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$8,793,394
Dividends — affiliated issuers	215,723
Interest	67,444
Interfund lending	487
Foreign taxes withheld	(985,449)
Total income	8,091,599
Expenses:
Management services fees	7,029,231
Distribution and/or service fees
Class A	334,858
Class C	77,423
Class R	18,670
Transfer agent fees
Class A	259,888
Advisor Class	25,238
Class C	15,026
Institutional Class	222,742
Institutional 2 Class	51,419
Institutional 3 Class	25,663
Class R	7,244
Compensation of board members	16,456
Custodian fees	205,853
Printing and postage fees	51,242
Registration fees	57,920
Audit fees	31,600
Legal fees	14,719
Compensation of chief compliance officer	245
Other	77,152
Total expenses	8,522,589
Expense reduction	(1,481)
Total net expenses	8,521,108
Net investment loss	(429,509)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	18,723,526
Investments — affiliated issuers	(1,333)
Foreign currency translations	(344,222)
Net realized gain	18,377,971
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	84,127,089
Investments — affiliated issuers	211
Foreign currency translations	(96,341)
Foreign capital gains tax	(2,414,699)
Net change in unrealized appreciation (depreciation)	81,616,260
Net realized and unrealized gain	99,994,231
Net increase in net assets resulting from operations	$99,564,722
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Emerging Markets Fund | Semiannual Report 2020

Statement of Changes in Net Assets
	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Operations
Net investment income (loss)	$(429,509)	$5,524,203
Net realized gain (loss)	18,377,971	(15,013,235)
Net change in unrealized appreciation (depreciation)	81,616,260	9,831,756
Net increase in net assets resulting from operations	99,564,722	342,724
Distributions to shareholders
Net investment income and net realized gains
Class A	(352,640)	—
Advisor Class	(90,619)	(24,274)
Institutional Class	(799,684)	(200,983)
Institutional 2 Class	(839,179)	(359,831)
Institutional 3 Class	(3,424,155)	(2,014,299)
Total distributions to shareholders	(5,506,277)	(2,599,387)
Decrease in net assets from capital stock activity	(5,735,640)	(86,007,158)
Total increase (decrease) in net assets	88,322,805	(88,263,821)
Net assets at beginning of period	1,276,816,510	1,365,080,331
Net assets at end of period	$1,365,139,315	$1,276,816,510
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Semiannual Report 2020	13

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	February 29, 2020 (Unaudited)		August 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,389,185	18,836,294	3,226,742	37,908,150
Distributions reinvested	24,245	337,978	—	—
Redemptions	(2,084,494)	(27,801,771)	(5,414,706)	(63,444,477)
Net decrease	(671,064)	(8,627,499)	(2,187,964)	(25,536,327)
Advisor Class
Subscriptions	569,934	7,870,959	876,086	10,474,656
Distributions reinvested	3,868	54,924	1,432	15,556
Redemptions	(335,100)	(4,473,073)	(977,592)	(11,589,595)
Net increase (decrease)	238,702	3,452,810	(100,074)	(1,099,383)
Class C
Subscriptions	77,031	970,049	279,757	3,043,581
Redemptions	(178,912)	(2,228,981)	(911,098)	(9,990,004)
Net decrease	(101,881)	(1,258,932)	(631,341)	(6,946,423)
Institutional Class
Subscriptions	3,609,142	49,526,010	7,907,090	92,844,941
Distributions reinvested	33,895	477,922	12,604	135,877
Redemptions	(2,399,582)	(31,861,327)	(7,311,724)	(86,023,138)
Net increase	1,243,455	18,142,605	607,970	6,957,680
Institutional 2 Class
Subscriptions	1,496,446	20,656,706	5,860,742	68,952,373
Distributions reinvested	59,105	838,115	33,128	359,106
Redemptions	(1,458,406)	(19,768,785)	(5,409,492)	(63,203,448)
Net increase	97,145	1,726,036	484,378	6,108,031
Institutional 3 Class
Subscriptions	3,505,104	48,638,271	7,975,489	94,409,262
Distributions reinvested	119,756	1,705,319	85,596	932,136
Redemptions	(5,027,231)	(68,754,552)	(13,227,089)	(158,079,243)
Net decrease	(1,402,371)	(18,410,962)	(5,166,004)	(62,737,845)
Class R
Subscriptions	81,094	1,069,473	165,990	1,911,070
Redemptions	(139,680)	(1,829,171)	(391,268)	(4,534,318)
Net decrease	(58,586)	(759,698)	(225,278)	(2,623,248)
Class T
Redemptions	—	—	(12,005)	(129,643)
Net decrease	—	—	(12,005)	(129,643)
Total net decrease	(654,600)	(5,735,640)	(7,230,318)	(86,007,158)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Emerging Markets Fund | Semiannual Report 2020

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Columbia Emerging Markets Fund | Semiannual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Six Months Ended 2/29/2020 (Unaudited)	$12.15	(0.02)	0.97	0.95	(0.02)	(0.02)
Year Ended 8/31/2019	$12.15	0.01	(0.01)	0.00(e)	—	—
Year Ended 8/31/2018	$12.62	0.02	(0.47)	(0.45)	(0.02)	(0.02)
Year Ended 8/31/2017	$9.99	0.01	2.62	2.63	—	—
Year Ended 8/31/2016	$8.79	(0.01)	1.21	1.20	—	—
Year Ended 8/31/2015	$10.94	(0.01)	(2.14)	(2.15)	(0.00)(e)	(0.00)(e)
Advisor Class
Six Months Ended 2/29/2020 (Unaudited)	$12.39	(0.01)	1.00	0.99	(0.05)	(0.05)
Year Ended 8/31/2019	$12.38	0.04	(0.02)	0.02	(0.01)	(0.01)
Year Ended 8/31/2018	$12.84	0.02	(0.43)	(0.41)	(0.05)	(0.05)
Year Ended 8/31/2017	$10.14	0.07	2.63	2.70	—	—
Year Ended 8/31/2016	$8.90	0.01	1.23	1.24	—	—
Year Ended 8/31/2015	$11.08	0.09	(2.24)	(2.15)	(0.03)	(0.03)
Class C
Six Months Ended 2/29/2020 (Unaudited)	$11.36	(0.07)	0.92	0.85	—	—
Year Ended 8/31/2019	$11.45	(0.08)	(0.01)	(0.09)	—	—
Year Ended 8/31/2018	$11.96	(0.08)	(0.43)	(0.51)	—	—
Year Ended 8/31/2017	$9.54	(0.06)	2.48	2.42	—	—
Year Ended 8/31/2016	$8.45	(0.08)	1.17	1.09	—	—
Year Ended 8/31/2015	$10.60	(0.08)	(2.07)	(2.15)	—	—
Institutional Class
Six Months Ended 2/29/2020 (Unaudited)	$12.30	(0.01)	0.99	0.98	(0.05)	(0.05)
Year Ended 8/31/2019	$12.29	0.05	(0.03)	0.02	(0.01)	(0.01)
Year Ended 8/31/2018	$12.76	0.05	(0.47)	(0.42)	(0.05)	(0.05)
Year Ended 8/31/2017	$10.07	0.04	2.65	2.69	—	—
Year Ended 8/31/2016	$8.84	0.01	1.22	1.23	—	—
Year Ended 8/31/2015	$11.00	0.02	(2.15)	(2.13)	(0.03)	(0.03)
Institutional 2 Class
Six Months Ended 2/29/2020 (Unaudited)	$12.38	0.00(e)	1.01	1.01	(0.07)	(0.07)
Year Ended 8/31/2019	$12.37	0.07	(0.03)	0.04	(0.03)	(0.03)
Year Ended 8/31/2018	$12.84	0.08	(0.49)	(0.41)	(0.06)	(0.06)
Year Ended 8/31/2017	$10.12	0.06	2.66	2.72	—	—
Year Ended 8/31/2016	$8.87	0.05	1.20	1.25	—	—
Year Ended 8/31/2015	$11.05	0.11	(2.24)	(2.13)	(0.05)	(0.05)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Emerging Markets Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 2/29/2020 (Unaudited)	$13.08	7.79%	1.53%(c)	1.53%(c),(d)	(0.36%)(c)	12%	$259,973
Year Ended 8/31/2019	$12.15	0.00%	1.58%(f)	1.58%(f)	0.12%	38%	$249,512
Year Ended 8/31/2018	$12.15	(3.58%)	1.54%	1.54%(d)	0.12%	39%	$276,209
Year Ended 8/31/2017	$12.62	26.33%	1.65%(g)	1.62%(d),(g)	0.14%	51%	$270,816
Year Ended 8/31/2016	$9.99	13.65%	1.67%(g)	1.67%(d),(g)	(0.16%)	81%	$244,190
Year Ended 8/31/2015	$8.79	(19.65%)	1.62%(g)	1.62%(d),(g)	(0.07%)	76%	$238,932
Advisor Class
Six Months Ended 2/29/2020 (Unaudited)	$13.33	7.95%	1.28%(c)	1.28%(c),(d)	(0.11%)(c)	12%	$28,109
Year Ended 8/31/2019	$12.39	0.20%	1.33%(f)	1.33%(f)	0.36%	38%	$23,161
Year Ended 8/31/2018	$12.38	(3.26%)	1.29%	1.29%(d)	0.14%	39%	$24,379
Year Ended 8/31/2017	$12.84	26.63%	1.41%(g)	1.37%(d),(g)	0.68%	51%	$21,298
Year Ended 8/31/2016	$10.14	13.93%	1.42%(g)	1.42%(d),(g)	0.13%	81%	$2,205
Year Ended 8/31/2015	$8.90	(19.45%)	1.39%(g)	1.39%(d),(g)	0.91%	76%	$1,827
Class C
Six Months Ended 2/29/2020 (Unaudited)	$12.21	7.48%	2.29%(c)	2.29%(c),(d)	(1.11%)(c)	12%	$14,691
Year Ended 8/31/2019	$11.36	(0.79%)	2.33%(f)	2.33%(f)	(0.69%)	38%	$14,830
Year Ended 8/31/2018	$11.45	(4.26%)	2.29%	2.29%(d)	(0.62%)	39%	$22,177
Year Ended 8/31/2017	$11.96	25.37%	2.40%(g)	2.37%(d),(g)	(0.57%)	51%	$24,616
Year Ended 8/31/2016	$9.54	12.90%	2.42%(g)	2.42%(d),(g)	(0.92%)	81%	$19,419
Year Ended 8/31/2015	$8.45	(20.28%)	2.37%(g)	2.37%(d),(g)	(0.83%)	76%	$20,462
Institutional Class
Six Months Ended 2/29/2020 (Unaudited)	$13.23	7.92%	1.28%(c)	1.28%(c),(d)	(0.11%)(c)	12%	$243,363
Year Ended 8/31/2019	$12.30	0.20%	1.33%(f)	1.33%(f)	0.41%	38%	$210,844
Year Ended 8/31/2018	$12.29	(3.35%)	1.29%	1.29%(d)	0.40%	39%	$203,193
Year Ended 8/31/2017	$12.76	26.71%	1.40%(g)	1.37%(d),(g)	0.39%	51%	$179,501
Year Ended 8/31/2016	$10.07	13.91%	1.42%(g)	1.42%(d),(g)	0.07%	81%	$647,011
Year Ended 8/31/2015	$8.84	(19.41%)	1.37%(g)	1.37%(d),(g)	0.18%	76%	$760,839
Institutional 2 Class
Six Months Ended 2/29/2020 (Unaudited)	$13.32	8.09%	1.15%(c)	1.15%(c)	0.03%(c)	12%	$175,060
Year Ended 8/31/2019	$12.38	0.36%	1.18%(f)	1.18%(f)	0.55%	38%	$161,554
Year Ended 8/31/2018	$12.37	(3.22%)	1.16%	1.16%	0.58%	39%	$155,442
Year Ended 8/31/2017	$12.84	26.88%	1.22%(g)	1.22%(g)	0.57%	51%	$123,364
Year Ended 8/31/2016	$10.12	14.09%	1.26%(g)	1.26%(g)	0.54%	81%	$113,041
Year Ended 8/31/2015	$8.87	(19.35%)	1.21%(g)	1.21%(g)	1.08%	76%	$17,559
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Semiannual Report 2020	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 2/29/2020 (Unaudited)	$12.44	0.01	1.00	1.01	(0.07)	(0.07)
Year Ended 8/31/2019	$12.43	0.07	(0.02)	0.05	(0.04)	(0.04)
Year Ended 8/31/2018	$12.90	0.07	(0.47)	(0.40)	(0.07)	(0.07)
Year Ended 8/31/2017	$10.17	0.10	2.63	2.73	—	—
Year Ended 8/31/2016	$8.90	0.05	1.22	1.27	—	—
Year Ended 8/31/2015	$11.09	0.05	(2.19)	(2.14)	(0.05)	(0.05)
Class R
Six Months Ended 2/29/2020 (Unaudited)	$11.96	(0.04)	0.96	0.92	—	—
Year Ended 8/31/2019	$11.99	(0.02)	(0.01)	(0.03)	—	—
Year Ended 8/31/2018	$12.47	(0.02)	(0.46)	(0.48)	—	—
Year Ended 8/31/2017	$9.89	(0.01)	2.59	2.58	—	—
Year Ended 8/31/2016	$8.72	(0.03)	1.20	1.17	—	—
Year Ended 8/31/2015	$10.89	(0.03)	(2.14)	(2.17)	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	Ratios include interfund lending expense which is less than 0.01%.
(g)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Emerging Markets Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 2/29/2020 (Unaudited)	$13.38	8.10%	1.10%(c)	1.10%(c)	0.08%(c)	12%	$637,023
Year Ended 8/31/2019	$12.44	0.43%	1.13%(f)	1.13%(f)	0.58%	38%	$609,791
Year Ended 8/31/2018	$12.43	(3.18%)	1.10%	1.10%	0.54%	39%	$673,688
Year Ended 8/31/2017	$12.90	26.84%	1.19%(g)	1.19%(g)	0.86%	51%	$726,291
Year Ended 8/31/2016	$10.17	14.27%	1.20%(g)	1.20%(g)	0.58%	81%	$22,104
Year Ended 8/31/2015	$8.90	(19.34%)	1.15%(g)	1.15%(g)	0.46%	76%	$5,351
Class R
Six Months Ended 2/29/2020 (Unaudited)	$12.88	7.69%	1.78%(c)	1.78%(c),(d)	(0.61%)(c)	12%	$6,920
Year Ended 8/31/2019	$11.96	(0.25%)	1.83%(f)	1.83%(f)	(0.16%)	38%	$7,125
Year Ended 8/31/2018	$11.99	(3.85%)	1.79%	1.79%(d)	(0.17%)	39%	$9,847
Year Ended 8/31/2017	$12.47	26.09%	1.90%(g)	1.87%(d),(g)	(0.08%)	51%	$12,175
Year Ended 8/31/2016	$9.89	13.42%	1.92%(g)	1.92%(d),(g)	(0.37%)	81%	$9,683
Year Ended 8/31/2015	$8.72	(19.93%)	1.87%(g)	1.87%(d),(g)	(0.30%)	76%	$6,997
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Semiannual Report 2020	19

Notes to Financial Statements
February 29, 2020 (Unaudited)
Note 1. Organization
Columbia Emerging Markets Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
20	Columbia Emerging Markets Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Columbia Emerging Markets Fund | Semiannual Report 2020	21

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 1.10% to 0.70% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended February 29, 2020 was 1.02% of the Fund’s average daily net assets.
22	Columbia Emerging Markets Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended February 29, 2020, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.19
Advisor Class	0.19
Class C	0.19
Institutional Class	0.19
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.19
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended February 29, 2020, these minimum account balance fees reduced total expenses of the Fund by $1,481.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the
Columbia Emerging Markets Fund | Semiannual Report 2020	23

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the six months ended February 29, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	76,403
Class C	—	1.00(b)	2,101

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2020 through December 31, 2020	Prior to January 1, 2020
Class A	1.54%	1.65%
Advisor Class	1.29	1.40
Class C	2.29	2.40
Institutional Class	1.29	1.40
Institutional 2 Class	1.15	1.26
Institutional 3 Class	1.10	1.21
Class R	1.79	1.90
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
24	Columbia Emerging Markets Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
At February 29, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
914,293,000	498,028,000	(39,013,000)	459,015,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
(40,549,041)	—	(40,549,041)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $158,093,753 and $183,827,820, respectively, for the six months ended February 29, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
Columbia Emerging Markets Fund | Semiannual Report 2020	25

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
The Fund’s activity in the Interfund Program during the six months ended February 29, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	6,700,000	2.62	1
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 29, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended February 29, 2020.
Note 9. Significant risks
Consumer discretionary sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
26	Columbia Emerging Markets Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At February 29, 2020, two unaffiliated shareholders of record owned 39.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 32.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Columbia Emerging Markets Fund | Semiannual Report 2020	27

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
28	Columbia Emerging Markets Fund | Semiannual Report 2020

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Columbia Emerging Markets Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR142_08_K01_(04/20)

SemiAnnual Report
February 29, 2020
Columbia Greater China Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Greater China Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Greater China Fund  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Dara White, CFA
Co-Portfolio Manager
Managed Fund since January 2019
Derek Lin, CFA
Co-Portfolio Manager
Managed Fund since January 2020
Effective January 31, 2020, Jasmine (Weili) Huang no longer serves as a Portfolio Manager of the Fund.
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 29, 2020)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/16/97	12.14	14.19	8.52	7.79
	Including sales charges		5.68	7.62	7.24	7.15
Advisor Class*		03/19/13	12.26	14.47	8.79	7.97
Class C	Excluding sales charges	05/16/97	11.69	13.33	7.70	6.98
	Including sales charges		10.69	12.33	7.70	6.98
Institutional Class		05/16/97	12.27	14.48	8.79	8.06
Institutional 2 Class*		11/08/12	12.29	14.56	8.90	8.08
Institutional 3 Class*		03/01/17	12.31	14.62	8.76	7.91
MSCI China Index (Net)			10.24	3.29	5.49	5.65
Hang Seng Index			2.13	-8.08	0.93	2.36
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI China Index (Net) is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group.
The Hang Seng Index tracks the performance of approximately 70% of the total market capitalization of the stock exchange of Hong Kong.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI China Index (Net) which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Greater China Fund | Semiannual Report 2020	3

Fund at a Glance   (continued)
(Unaudited)
Equity sector breakdown (%) (at February 29, 2020)
Communication Services	22.8
Consumer Discretionary	37.8
Consumer Staples	5.3
Energy	3.6
Financials	12.5
Health Care	10.3
Industrials	2.0
Information Technology	2.7
Materials	1.5
Real Estate	1.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at February 29, 2020)
China	93.2
Hong Kong	3.2
United States(a)	3.6
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Columbia Greater China Fund | Semiannual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2019 — February 29, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,121.40	1,017.40	7.91	7.52	1.50
Advisor Class	1,000.00	1,000.00	1,122.60	1,018.65	6.60	6.27	1.25
Class C	1,000.00	1,000.00	1,116.90	1,013.67	11.84	11.27	2.25
Institutional Class	1,000.00	1,000.00	1,122.70	1,018.65	6.60	6.27	1.25
Institutional 2 Class	1,000.00	1,000.00	1,122.90	1,019.00	6.23	5.92	1.18
Institutional 3 Class	1,000.00	1,000.00	1,123.10	1,019.24	5.96	5.67	1.13
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Greater China Fund | Semiannual Report 2020	5

Portfolio of Investments
February 29, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.5%
Issuer	Shares	Value ($)
Communication Services 22.0%
Entertainment 2.5%
HUYA, Inc. ADR(a)	23,675	469,002
NetEase, Inc., ADR	6,929	2,208,341
Tencent Music Entertainment Group, ADR(a)	25,870	313,803
Total		2,991,146
Interactive Media & Services 19.5%
58.Com, Inc., ADR(a)	8,886	490,241
Tencent Holdings Ltd.	451,600	22,898,246
Total		23,388,487
Total Communication Services		26,379,633
Consumer Discretionary 36.5%
Diversified Consumer Services 5.6%
New Oriental Education & Technology Group, Inc., ADR(a)	18,786	2,402,541
TAL Education Group, ADR(a)	80,612	4,384,487
Total		6,787,028
Hotels, Restaurants & Leisure 1.5%
Galaxy Entertainment Group Ltd.	257,000	1,749,207
Household Durables 2.9%
Haier Smart Home Co., Ltd., Class A	353,820	874,418
Hangzhou Robam Appliances Co., Ltd., Class A	201,800	910,061
Midea Group Co., Ltd., Class A	223,275	1,728,900
Total		3,513,379
Internet & Direct Marketing Retail 22.0%
Alibaba Group Holding Ltd., ADR(a)	109,804	22,839,232
JD.com, Inc., ADR(a)	43,062	1,658,318
Meituan Dianping, Class B(a),(b)	93,500	1,206,337
Trip.com Group Ltd., ADR(a)	23,617	717,012
Total		26,420,899
Specialty Retail 1.0%
China International Travel Service Corp., Ltd., Class A	34,800	398,454
Topsports International Holdings Ltd.	248,000	294,185
Zhongsheng Group Holdings Ltd.	123,000	473,627
Total		1,166,266
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 3.5%
Shenzhou International Group Holdings Ltd.	333,400	4,219,437
Total Consumer Discretionary		43,856,216
Consumer Staples 5.1%
Beverages 2.5%
China Resources Beer Holdings Co., Ltd.	254,000	1,198,659
Kweichow Moutai Co., Ltd., Class A	11,600	1,770,485
Total		2,969,144
Food Products 2.6%
China Mengniu Dairy Co., Ltd.(a)	742,000	2,711,779
Foshan Haitian Flavouring & Food Co., Ltd., Class A	34,436	494,219
Total		3,205,998
Total Consumer Staples		6,175,142
Energy 3.5%
Oil, Gas & Consumable Fuels 3.5%
CNOOC Ltd.	3,005,500	4,180,988
Total Energy		4,180,988
Financials 12.0%
Banks 5.8%
China Construction Bank Corp., Class H	4,121,340	3,388,695
China Merchants Bank Co., Ltd., Class H	316,000	1,520,245
Industrial & Commercial Bank of China Ltd., Class H	2,997,000	2,064,633
Total		6,973,573
Insurance 6.2%
AIA Group Ltd.	160,000	1,603,591
Ping An Insurance Group Co. of China Ltd., Class H	516,000	5,878,477
Total		7,482,068
Total Financials		14,455,641
Health Care 9.9%
Biotechnology 2.8%
BeiGene Ltd., ADR(a)	7,130	1,129,036
CStone Pharmaceuticals(a)	427,500	575,850
Zai Lab Ltd., ADR(a)	28,999	1,594,075
Total		3,298,961
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Greater China Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 3.6%
WuXi AppTec Co., Ltd., Class H	123,880	1,858,376
Wuxi Biologics Cayman, Inc.(a)	169,000	2,517,207
Total		4,375,583
Pharmaceuticals 3.5%
China Animal Healthcare Ltd.(a),(c),(d)	1,050,000	0
CSPC Pharmaceutical Group Ltd.	680,000	1,585,118
Jiangsu Hengrui Medicine Co., Ltd., Class A	51,731	630,544
Sino Biopharmaceutical Ltd.	1,364,500	2,022,368
Total		4,238,030
Total Health Care		11,912,574
Industrials 2.0%
Commercial Services & Supplies 0.5%
Country Garden Services Holdings Co., Ltd.	138,000	550,714
Electrical Equipment 0.6%
Zhuzhou CRRC Times Electric Co., Ltd., Class H	200,600	712,464
Machinery 0.3%
Techtronic Industries Co., Ltd.	51,000	423,124
Transportation Infrastructure 0.6%
Shanghai International Airport Co., Ltd., Class A	73,200	696,839
Total Industrials		2,383,141
Information Technology 2.6%
IT Services 0.9%
GDS Holdings Ltd., ADR(a)	18,722	1,085,314
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 1.7%
Glodon Co., Ltd., Class A	47,700	309,704
Kingdee International Software Group Co., Ltd.	866,000	1,138,440
OneConnect Financial Technology Co., Ltd., ADR(a)	52,339	567,878
Total		2,016,022
Total Information Technology		3,101,336
Materials 1.5%
Construction Materials 1.5%
China Resources Cement Holdings Ltd.	1,382,000	1,775,642
Total Materials		1,775,642
Real Estate 1.4%
Real Estate Management & Development 1.4%
China Resources Land Ltd.	358,000	1,699,927
Total Real Estate		1,699,927
Total Common Stocks (Cost $55,427,526)		115,920,240

Money Market Funds 3.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.641%(e),(f)	4,366,027	4,366,027
Total Money Market Funds (Cost $4,366,024)		4,366,027
Total Investments in Securities (Cost: $59,793,550)		120,286,267
Other Assets & Liabilities, Net		(198,542)
Net Assets		120,087,725

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At February 29, 2020, the total value of these securities amounted to $1,206,337, which represents 1.00% of total net assets.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 29, 2020, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at February 29, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Semiannual Report 2020	7

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Notes to Portfolio of Investments  (continued)
(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended February 29, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.641%
	635,900	21,973,341	(18,243,214)	4,366,027	549	3	20,764	4,366,027
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Greater China Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	3,481,387	22,898,246	—	26,379,633
Consumer Discretionary	32,001,590	11,854,626	—	43,856,216
Consumer Staples	—	6,175,142	—	6,175,142
Energy	—	4,180,988	—	4,180,988
Financials	—	14,455,641	—	14,455,641
Health Care	2,723,111	9,189,463	0*	11,912,574
Industrials	—	2,383,141	—	2,383,141
Information Technology	1,653,192	1,448,144	—	3,101,336
Materials	—	1,775,642	—	1,775,642
Real Estate	—	1,699,927	—	1,699,927
Total Common Stocks	39,859,280	76,060,960	0*	115,920,240
Money Market Funds	4,366,027	—	—	4,366,027
Total Investments in Securities	44,225,307	76,060,960	0*	120,286,267

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Semiannual Report 2020	9

Statement of Assets and Liabilities
February 29, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $55,427,526)	$115,920,240
Affiliated issuers (cost $4,366,024)	4,366,027
Receivable for:
Capital shares sold	932,257
Dividends	5,612
Prepaid expenses	289
Trustees’ deferred compensation plan	75,746
Other assets	15,174
Total assets	121,315,345
Liabilities
Payable for:
Investments purchased	474,034
Capital shares purchased	637,547
Management services fees	3,081
Distribution and/or service fees	544
Transfer agent fees	12,933
Compensation of board members	1,266
Compensation of chief compliance officer	8
Other expenses	22,461
Trustees’ deferred compensation plan	75,746
Total liabilities	1,227,620
Net assets applicable to outstanding capital stock	$120,087,725
Represented by
Paid in capital	53,503,072
Total distributable earnings (loss)	66,584,653
Total - representing net assets applicable to outstanding capital stock	$120,087,725
Class A
Net assets	$70,590,372
Shares outstanding	1,420,985
Net asset value per share	$49.68
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$52.71
Advisor Class
Net assets	$876,190
Shares outstanding	15,770
Net asset value per share	$55.56
Class C
Net assets	$2,461,044
Shares outstanding	54,721
Net asset value per share	$44.97
Institutional Class
Net assets	$27,431,661
Shares outstanding	503,438
Net asset value per share	$54.49
Institutional 2 Class
Net assets	$2,758,137
Shares outstanding	49,436
Net asset value per share	$55.79
Institutional 3 Class
Net assets	$15,970,321
Shares outstanding	293,895
Net asset value per share	$54.34
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Greater China Fund | Semiannual Report 2020

Statement of Operations
Six Months Ended February 29, 2020 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$355,854
Dividends — affiliated issuers	20,764
Foreign taxes withheld	(18,585)
Total income	358,033
Expenses:
Management services fees	545,183
Distribution and/or service fees
Class A	86,504
Class C	12,383
Transfer agent fees
Class A	46,279
Advisor Class	688
Class C	1,656
Institutional Class	20,669
Institutional 2 Class	943
Institutional 3 Class	369
Compensation of board members	8,035
Custodian fees	8,363
Printing and postage fees	9,253
Registration fees	42,560
Audit fees	15,496
Legal fees	1,238
Interest on interfund lending	205
Compensation of chief compliance officer	21
Other	9,657
Total expenses	809,502
Expense reduction	(340)
Total net expenses	809,162
Net investment loss	(451,129)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	6,838,214
Investments — affiliated issuers	549
Foreign currency translations	(6,044)
Net realized gain	6,832,719
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	6,424,928
Investments — affiliated issuers	3
Foreign currency translations	(35)
Net change in unrealized appreciation (depreciation)	6,424,896
Net realized and unrealized gain	13,257,615
Net increase in net assets resulting from operations	$12,806,486
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Semiannual Report 2020	11

Statement of Changes in Net Assets
	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Operations
Net investment income (loss)	$(451,129)	$43,071
Net realized gain	6,832,719	2,541,543
Net change in unrealized appreciation (depreciation)	6,424,896	(2,754,944)
Net increase (decrease) in net assets resulting from operations	12,806,486	(170,330)
Distributions to shareholders
Net investment income and net realized gains
Class A	(1,090,378)	(3,661,678)
Advisor Class	(14,468)	(97,147)
Class C	(41,720)	(279,328)
Institutional Class	(471,779)	(1,849,058)
Institutional 2 Class	(41,139)	(130,519)
Institutional 3 Class	(78,202)	(374,829)
Total distributions to shareholders	(1,737,686)	(6,392,559)
Increase (decrease) in net assets from capital stock activity	39,456	(14,903,835)
Total increase (decrease) in net assets	11,108,256	(21,466,724)
Net assets at beginning of period	108,979,469	130,446,193
Net assets at end of period	$120,087,725	$108,979,469
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Greater China Fund | Semiannual Report 2020

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	February 29, 2020 (Unaudited)		August 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	70,935	3,521,556	293,595	13,045,239
Distributions reinvested	19,905	971,734	84,947	3,282,349
Redemptions	(131,094)	(6,346,750)	(466,874)	(20,192,754)
Net decrease	(40,254)	(1,853,460)	(88,332)	(3,865,166)
Advisor Class
Subscriptions	2,477	132,474	110,263	5,328,559
Distributions reinvested	264	14,428	2,255	97,017
Redemptions	(7,437)	(398,129)	(130,492)	(6,322,936)
Net decrease	(4,696)	(251,227)	(17,974)	(897,360)
Class C
Subscriptions	3,552	157,222	19,516	782,288
Distributions reinvested	903	39,976	7,589	268,361
Redemptions	(12,082)	(525,831)	(92,940)	(3,736,176)
Net decrease	(7,627)	(328,633)	(65,835)	(2,685,527)
Institutional Class
Subscriptions	52,768	2,837,216	295,807	13,942,662
Distributions reinvested	7,458	399,163	32,556	1,373,839
Redemptions	(191,376)	(10,504,233)	(523,058)	(24,321,127)
Net decrease	(131,150)	(7,267,854)	(194,695)	(9,004,626)
Institutional 2 Class
Subscriptions	10,058	537,882	40,978	2,022,243
Distributions reinvested	746	40,889	3,021	130,388
Redemptions	(20,943)	(1,149,436)	(28,907)	(1,410,541)
Net increase (decrease)	(10,139)	(570,665)	15,092	742,090
Institutional 3 Class
Subscriptions	225,300	12,492,217	119,938	5,653,638
Distributions reinvested	1,304	69,554	6,638	278,940
Redemptions	(42,558)	(2,250,476)	(110,078)	(5,123,412)
Net increase	184,046	10,311,295	16,498	809,166
Class T
Redemptions	—	—	(57)	(2,412)
Net decrease	—	—	(57)	(2,412)
Total net increase (decrease)	(9,820)	39,456	(335,303)	(14,903,835)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Semiannual Report 2020	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 2/29/2020 (Unaudited)	$45.00	(0.21)	5.66	—	5.45	—	(0.77)	(0.77)
Year Ended 8/31/2019	$47.25	0.00(f)	0.20(g)	—	0.20	—	(2.45)	(2.45)
Year Ended 8/31/2018	$45.67	(0.10)	2.62	—	2.52	(0.28)	(0.66)	(0.94)
Year Ended 8/31/2017	$35.20	0.06	10.41	—	10.47	—	—	—
Year Ended 8/31/2016	$33.33	(0.04)	3.66	—	3.62	(0.05)	(1.70)	(1.75)
Year Ended 8/31/2015	$45.93	0.02	(3.87)	0.15	(3.70)	(0.30)	(8.60)	(8.90)
Advisor Class
Six Months Ended 2/29/2020 (Unaudited)	$50.19	(0.16)	6.30	—	6.14	—	(0.77)	(0.77)
Year Ended 8/31/2019	$52.25	(0.12)	0.51(g)	—	0.39	—	(2.45)	(2.45)
Year Ended 8/31/2018	$50.38	0.12	2.80	—	2.92	(0.39)	(0.66)	(1.05)
Year Ended 8/31/2017	$38.74	0.18	11.46	—	11.64	—	—	—
Year Ended 8/31/2016	$36.53	0.11	3.96	—	4.07	(0.16)	(1.70)	(1.86)
Year Ended 8/31/2015	$49.47	1.09	(5.18)	0.16	(3.93)	(0.41)	(8.60)	(9.01)
Class C
Six Months Ended 2/29/2020 (Unaudited)	$40.96	(0.35)	5.13	—	4.78	—	(0.77)	(0.77)
Year Ended 8/31/2019	$43.57	(0.41)	0.25(g)	—	(0.16)	—	(2.45)	(2.45)
Year Ended 8/31/2018	$42.24	(0.43)	2.42	—	1.99	—	(0.66)	(0.66)
Year Ended 8/31/2017	$32.81	(0.24)	9.67	—	9.43	—	—	—
Year Ended 8/31/2016	$31.35	(0.22)	3.38	—	3.16	—	(1.70)	(1.70)
Year Ended 8/31/2015	$43.71	(0.28)	(3.62)	0.14	(3.76)	—	(8.60)	(8.60)
Institutional Class
Six Months Ended 2/29/2020 (Unaudited)	$49.23	(0.15)	6.18	—	6.03	—	(0.77)	(0.77)
Year Ended 8/31/2019	$51.30	0.08	0.30(g)	—	0.38	—	(2.45)	(2.45)
Year Ended 8/31/2018	$49.49	0.03	2.83	—	2.86	(0.39)	(0.66)	(1.05)
Year Ended 8/31/2017	$38.05	0.17	11.27	—	11.44	—	—	—
Year Ended 8/31/2016	$35.91	0.12	3.87	—	3.99	(0.15)	(1.70)	(1.85)
Year Ended 8/31/2015	$48.78	0.38	(4.39)	0.16	(3.85)	(0.42)	(8.60)	(9.02)
Institutional 2 Class
Six Months Ended 2/29/2020 (Unaudited)	$50.38	(0.14)	6.32	—	6.18	—	(0.77)	(0.77)
Year Ended 8/31/2019	$52.38	0.16	0.29(g)	—	0.45	—	(2.45)	(2.45)
Year Ended 8/31/2018	$50.52	0.11	2.84	—	2.95	(0.43)	(0.66)	(1.09)
Year Ended 8/31/2017	$38.80	0.22	11.50	—	11.72	—	—	—
Year Ended 8/31/2016	$36.58	0.24	3.90	—	4.14	(0.22)	(1.70)	(1.92)
Year Ended 8/31/2015	$49.52	0.52	(4.54)	0.16	(3.86)	(0.48)	(8.60)	(9.08)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Greater China Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 2/29/2020 (Unaudited)	$49.68	12.14%	1.50%(c),(d)	1.50%(c),(d),(e)	(0.87%)(c)	11%	$70,590
Year Ended 8/31/2019	$45.00	1.28%	1.53%(d)	1.53%(d)	0.00%(f)	18%	$65,762
Year Ended 8/31/2018	$47.25	5.41%	1.51%(h)	1.51%(e),(h)	(0.20%)	26%	$73,210
Year Ended 8/31/2017	$45.67	29.74%	1.55%(i)	1.55%(e),(i)	0.17%	35%	$68,323
Year Ended 8/31/2016	$35.20	10.97%	1.60%(h)	1.60%(e),(h)	(0.11%)	39%	$58,385
Year Ended 8/31/2015	$33.33	(9.49%)(j)	1.56%(h)	1.56%(e),(h)	0.04%	74%	$63,284
Advisor Class
Six Months Ended 2/29/2020 (Unaudited)	$55.56	12.26%	1.25%(c),(d)	1.25%(c),(d),(e)	(0.60%)(c)	11%	$876
Year Ended 8/31/2019	$50.19	1.53%	1.29%(d)	1.29%(d)	(0.23%)	18%	$1,027
Year Ended 8/31/2018	$52.25	5.69%	1.26%(h)	1.26%(e),(h)	0.22%	26%	$2,008
Year Ended 8/31/2017	$50.38	30.05%	1.30%(i)	1.30%(e),(i)	0.43%	35%	$3,220
Year Ended 8/31/2016	$38.74	11.27%	1.36%(h)	1.36%(e),(h)	0.30%	39%	$3,532
Year Ended 8/31/2015	$36.53	(9.26%)(j)	1.29%(h)	1.29%(e),(h)	2.47%	74%	$2,473
Class C
Six Months Ended 2/29/2020 (Unaudited)	$44.97	11.69%	2.25%(c),(d)	2.25%(c),(d),(e)	(1.60%)(c)	11%	$2,461
Year Ended 8/31/2019	$40.96	0.53%	2.28%(d)	2.28%(d)	(1.02%)	18%	$2,554
Year Ended 8/31/2018	$43.57	4.63%	2.26%(h)	2.26%(e),(h)	(0.90%)	26%	$5,585
Year Ended 8/31/2017	$42.24	28.74%	2.29%(i)	2.29%(e),(i)	(0.70%)	35%	$9,130
Year Ended 8/31/2016	$32.81	10.15%	2.36%(h)	2.36%(e),(h)	(0.71%)	39%	$10,952
Year Ended 8/31/2015	$31.35	(10.16%)(j)	2.32%(h)	2.32%(e),(h)	(0.71%)	74%	$12,103
Institutional Class
Six Months Ended 2/29/2020 (Unaudited)	$54.49	12.27%	1.25%(c),(d)	1.25%(c),(d),(e)	(0.59%)(c)	11%	$27,432
Year Ended 8/31/2019	$49.23	1.54%	1.28%(d)	1.28%(d)	0.17%	18%	$31,244
Year Ended 8/31/2018	$51.30	5.68%	1.26%(h)	1.26%(e),(h)	0.05%	26%	$42,542
Year Ended 8/31/2017	$49.49	30.07%	1.29%(i)	1.29%(e),(i)	0.43%	35%	$38,369
Year Ended 8/31/2016	$38.05	11.24%	1.35%(h)	1.35%(e),(h)	0.34%	39%	$40,293
Year Ended 8/31/2015	$35.91	(9.24%)(j)	1.31%(h)	1.31%(e),(h)	0.86%	74%	$49,047
Institutional 2 Class
Six Months Ended 2/29/2020 (Unaudited)	$55.79	12.29%	1.18%(c),(d)	1.18%(c),(d)	(0.53%)(c)	11%	$2,758
Year Ended 8/31/2019	$50.38	1.65%	1.20%(d)	1.20%(d)	0.32%	18%	$3,001
Year Ended 8/31/2018	$52.38	5.73%	1.18%(h)	1.18%(h)	0.19%	26%	$2,330
Year Ended 8/31/2017	$50.52	30.21%	1.18%(i)	1.18%(i)	0.54%	35%	$900
Year Ended 8/31/2016	$38.80	11.44%	1.21%(h)	1.21%(h)	0.66%	39%	$879
Year Ended 8/31/2015	$36.58	(9.11%)(j)	1.16%(h)	1.16%(h)	1.17%	74%	$438
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Semiannual Report 2020	15

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 2/29/2020 (Unaudited)	$49.08	(0.18)	6.21	—	6.03	—	(0.77)	(0.77)
Year Ended 8/31/2019	$51.08	0.20	0.25(g)	—	0.45	—	(2.45)	(2.45)
Year Ended 8/31/2018	$49.25	0.09	2.83	—	2.92	(0.43)	(0.66)	(1.09)
Year Ended 8/31/2017(k)	$38.50	0.22	10.53	—	10.75	—	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Rounds to zero.
(g)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(h)	Ratios include line of credit interest expense which is less than 0.01%.
(i)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class
08/31/2017	0.06%	0.05%	0.06%	0.06%	0.06%

(j)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.33%.
(k)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Greater China Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 2/29/2020 (Unaudited)	$54.34	12.31%	1.13%(c),(d)	1.13%(c),(d)	(0.68%)(c)	11%	$15,970
Year Ended 8/31/2019	$49.08	1.69%	1.14%(d)	1.14%(d)	0.42%	18%	$5,391
Year Ended 8/31/2018	$51.08	5.82%	1.13%(h)	1.13%(h)	0.17%	26%	$4,768
Year Ended 8/31/2017(k)	$49.25	27.92%	1.22%(c)	1.22%(c)	1.45%(c)	35%	$5,112
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Semiannual Report 2020	17

Notes to Financial Statements
February 29, 2020 (Unaudited)
Note 1. Organization
Columbia Greater China Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
18	Columbia Greater China Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Greater China Fund | Semiannual Report 2020	19

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.95% to 0.72% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended February 29, 2020 was 0.95% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
20	Columbia Greater China Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended February 29, 2020, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended February 29, 2020, these minimum account balance fees reduced total expenses of the Fund by $340.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
Columbia Greater China Fund | Semiannual Report 2020	21

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Sales charges
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the six months ended February 29, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	22,303
Class C	—	1.00(b)	40

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2020 through December 31, 2020	Prior to January 1, 2020
Class A	1.75%	1.85%
Advisor Class	1.50	1.60
Class C	2.50	2.60
Institutional Class	1.50	1.60
Institutional 2 Class	1.43	1.53
Institutional 3 Class	1.37	1.47
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 29, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
59,794,000	62,206,000	(1,714,000)	60,492,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
22	Columbia Greater China Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $12,312,860 and $18,045,235, respectively, for the six months ended February 29, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended February 29, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	1,166,667	2.11	3
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 29, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
Columbia Greater China Fund | Semiannual Report 2020	23

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
The Fund had no borrowings during the six months ended February 29, 2020.
Note 9. Significant risks
Communication services sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the communication services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the communication services sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many communication services sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Consumer discretionary sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Geographic focus risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
24	Columbia Greater China Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At February 29, 2020, two unaffiliated shareholders of record owned 22.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and
Columbia Greater China Fund | Semiannual Report 2020	25

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
26	Columbia Greater China Fund | Semiannual Report 2020

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Greater China Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR158_08_K01_(04/20)

SemiAnnual Report
February 29, 2020
Columbia Mid Cap Growth Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Mid Cap Growth Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Mid Cap Growth Fund  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks significant capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Midcap Index.
Portfolio management
Matthew Litfin, CFA
Lead Portfolio Manager
Managed Fund since 2018
Erika Maschmeyer, CFA
Portfolio Manager
Managed Fund since 2018
John Emerson, CFA
Portfolio Manager
Managed Fund since 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 29, 2020)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	3.12	9.62	8.28	11.66
	Including sales charges		-2.81	3.29	7.00	11.00
Advisor Class*		11/08/12	3.22	9.87	8.55	11.93
Class C	Excluding sales charges	10/13/03	2.68	8.75	7.46	10.81
	Including sales charges		1.77	7.78	7.46	10.81
Institutional Class		11/20/85	3.18	9.82	8.55	11.93
Institutional 2 Class*		03/07/11	3.27	9.93	8.65	12.05
Institutional 3 Class		07/15/09	3.27	9.97	8.71	12.09
Class R		01/23/06	2.92	9.27	8.00	11.37
Class V	Excluding sales charges	11/01/02	3.09	9.62	8.28	11.63
	Including sales charges		-2.83	3.31	7.00	10.97
Russell Midcap Growth Index			0.50	7.86	9.14	13.44
Russell Midcap Index			-1.11	2.34	6.37	11.91
Returns for Class A and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.
The Russell Midcap Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization or the Russell 1000 Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Mid Cap Growth Fund | Semiannual Report 2020	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at February 29, 2020)
Common Stocks	96.0
Money Market Funds	4.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 29, 2020)
Communication Services	3.8
Consumer Discretionary	14.9
Consumer Staples	1.7
Energy	1.1
Financials	4.6
Health Care	19.0
Industrials	17.2
Information Technology	36.6
Materials	1.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Mid Cap Growth Fund | Semiannual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2019 — February 29, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,031.20	1,019.14	5.81	5.77	1.15
Advisor Class	1,000.00	1,000.00	1,032.20	1,020.39	4.55	4.52	0.90
Class C	1,000.00	1,000.00	1,026.80	1,015.42	9.57	9.52	1.90
Institutional Class	1,000.00	1,000.00	1,031.80	1,020.39	4.55	4.52	0.90
Institutional 2 Class	1,000.00	1,000.00	1,032.70	1,020.69	4.25	4.22	0.84
Institutional 3 Class	1,000.00	1,000.00	1,032.70	1,020.93	3.99	3.97	0.79
Class R	1,000.00	1,000.00	1,029.20	1,017.90	7.06	7.02	1.40
Class V	1,000.00	1,000.00	1,030.90	1,019.14	5.81	5.77	1.15
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Mid Cap Growth Fund | Semiannual Report 2020	5

Portfolio of Investments
February 29, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 95.6%
Issuer	Shares	Value ($)
Communication Services 3.6%
Entertainment 3.6%
Live Nation Entertainment, Inc.(a)	352,695	21,433,275
Madison Square Garden Co. (The), Class A(a)	64,180	17,188,688
Zynga, Inc., Class A(a)	2,830,000	18,989,300
Total		57,611,263
Total Communication Services		57,611,263
Consumer Discretionary 14.2%
Distributors 1.2%
Pool Corp.	95,110	20,064,406
Hotels, Restaurants & Leisure 6.8%
Chipotle Mexican Grill, Inc.(a)	43,800	33,882,804
Choice Hotels International, Inc.	262,684	23,977,796
Churchill Downs, Inc.	193,036	24,253,043
Domino’s Pizza, Inc.	74,063	25,141,426
Total		107,255,069
Internet & Direct Marketing Retail 0.7%
Wayfair, Inc., Class A(a)	173,800	10,985,898
Specialty Retail 5.5%
O’Reilly Automotive, Inc.(a)	76,385	28,164,677
Tractor Supply Co.	375,767	33,259,137
Ulta Beauty, Inc.(a)	99,512	25,583,540
Total		87,007,354
Total Consumer Discretionary		225,312,727
Consumer Staples 1.6%
Food Products 1.6%
Lamb Weston Holdings, Inc.	296,400	25,754,196
Total Consumer Staples		25,754,196
Energy 1.1%
Oil, Gas & Consumable Fuels 1.1%
Diamondback Energy, Inc.	280,200	17,372,400
Total Energy		17,372,400
Financials 4.4%
Banks 1.0%
SVB Financial Group(a)	74,650	15,539,144
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 2.1%
Raymond James Financial, Inc.	393,842	32,937,006
Consumer Finance 1.3%
Synchrony Financial	722,000	21,010,200
Total Financials		69,486,350
Health Care 18.2%
Biotechnology 4.2%
Exact Sciences Corp.(a)	294,695	23,855,560
Sarepta Therapeutics, Inc.(a)	151,852	17,382,499
Seattle Genetics, Inc.(a)	219,507	24,993,067
Total		66,231,126
Health Care Equipment & Supplies 7.7%
Align Technology, Inc.(a)	115,678	25,258,291
IDEXX Laboratories, Inc.(a)	119,721	30,470,192
ResMed, Inc.	147,171	23,394,302
STERIS PLC	139,731	22,164,131
Varian Medical Systems, Inc.(a)	168,178	20,680,849
Total		121,967,765
Health Care Providers & Services 3.3%
Encompass Health Corp.	448,709	33,581,382
Laboratory Corp. of America Holdings(a)	109,654	19,265,111
Total		52,846,493
Life Sciences Tools & Services 3.0%
Mettler-Toledo International, Inc.(a)	35,710	25,057,707
Pra Health Sciences, Inc.(a)	234,200	22,061,640
Total		47,119,347
Total Health Care		288,164,731
Industrials 16.4%
Aerospace & Defense 1.5%
BWX Technologies, Inc.	426,984	23,415,803
Building Products 2.8%
Allegion PLC	167,000	19,203,330
Lennox International, Inc.	114,785	26,185,902
Total		45,389,232
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Mid Cap Growth Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Commercial Services & Supplies 4.9%
Cintas Corp.	73,240	19,536,038
Copart, Inc.(a)	276,511	23,359,649
Rollins, Inc.	926,999	34,706,842
Total		77,602,529
Machinery 4.1%
Donaldson Co., Inc.	427,620	19,277,109
IDEX Corp.	148,300	21,948,400
Toro Co. (The)	336,355	24,025,838
Total		65,251,347
Professional Services 1.6%
CoStar Group, Inc.(a)	37,758	25,206,863
Road & Rail 1.5%
Old Dominion Freight Line, Inc.	120,000	23,256,000
Total Industrials		260,121,774
Information Technology 35.0%
Electronic Equipment, Instruments & Components 3.1%
Amphenol Corp., Class A	296,000	27,137,280
CDW Corp.	198,787	22,705,451
Total		49,842,731
IT Services 10.4%
Booz Allen Hamilton Holdings Corp.	323,005	23,030,256
EPAM Systems, Inc.(a)	141,585	31,601,772
Gartner, Inc.(a)	221,116	28,610,199
GoDaddy, Inc., Class A(a)	513,265	35,918,285
Jack Henry & Associates, Inc.	145,800	22,123,692
WEX, Inc.(a)	121,719	22,790,666
Total		164,074,870
Semiconductors & Semiconductor Equipment 6.8%
Advanced Micro Devices, Inc.(a)	834,825	37,967,841
Lam Research Corp.	99,294	29,135,839
Marvell Technology Group Ltd.	652,000	13,887,600
Teradyne, Inc.	454,778	26,722,755
Total		107,714,035
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 14.7%
Alteryx, Inc., Class A(a)	227,000	31,693,740
ANSYS, Inc.(a)	158,351	38,351,029
Aspen Technology, Inc.(a)	226,899	24,167,012
Cadence Design Systems, Inc.(a)	433,316	28,659,520
DocuSign, Inc.(a)	320,345	27,648,977
j2 Global, Inc.	300,535	26,245,722
Tyler Technologies, Inc.(a)	82,289	25,785,258
Zscaler, Inc.(a)	596,000	30,986,040
Total		233,537,298
Total Information Technology		555,168,934
Materials 1.1%
Chemicals 1.1%
Celanese Corp., Class A	175,970	16,495,428
Total Materials		16,495,428
Total Common Stocks (Cost $1,280,988,312)		1,515,487,803

Money Market Funds 4.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.641%(b),(c)	62,962,466	62,962,466
Total Money Market Funds (Cost $62,961,057)		62,962,466
Total Investments in Securities (Cost: $1,343,949,369)		1,578,450,269
Other Assets & Liabilities, Net		6,581,673
Net Assets		1,585,031,942

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Growth Fund | Semiannual Report 2020	7

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 29, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended February 29, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.641%
	11,703,100	243,924,216	(192,664,850)	62,962,466	803	1,409	260,567	62,962,466
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	57,611,263	—	—	57,611,263
Consumer Discretionary	225,312,727	—	—	225,312,727
Consumer Staples	25,754,196	—	—	25,754,196
Energy	17,372,400	—	—	17,372,400
Financials	69,486,350	—	—	69,486,350
Health Care	288,164,731	—	—	288,164,731
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Mid Cap Growth Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Industrials	260,121,774	—	—	260,121,774
Information Technology	555,168,934	—	—	555,168,934
Materials	16,495,428	—	—	16,495,428
Total Common Stocks	1,515,487,803	—	—	1,515,487,803
Money Market Funds	62,962,466	—	—	62,962,466
Total Investments in Securities	1,578,450,269	—	—	1,578,450,269
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Growth Fund | Semiannual Report 2020	9

Statement of Assets and Liabilities
February 29, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,280,988,312)	$1,515,487,803
Affiliated issuers (cost $62,961,057)	62,962,466
Receivable for:
Investments sold	14,474,964
Capital shares sold	389,929
Dividends	564,638
Foreign tax reclaims	12,925
Prepaid expenses	4,492
Trustees’ deferred compensation plan	217,063
Other assets	33,840
Total assets	1,594,148,120
Liabilities
Payable for:
Investments purchased	4,286,804
Capital shares purchased	4,307,395
Management services fees	33,339
Distribution and/or service fees	5,871
Transfer agent fees	156,720
Compensation of board members	54,983
Compensation of chief compliance officer	116
Other expenses	53,887
Trustees’ deferred compensation plan	217,063
Total liabilities	9,116,178
Net assets applicable to outstanding capital stock	$1,585,031,942
Represented by
Paid in capital	1,292,532,925
Total distributable earnings (loss)	292,499,017
Total - representing net assets applicable to outstanding capital stock	$1,585,031,942
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Mid Cap Growth Fund | Semiannual Report 2020

Statement of Assets and Liabilities  (continued)
February 29, 2020 (Unaudited)
Class A
Net assets	$769,747,239
Shares outstanding	34,805,863
Net asset value per share	$22.12
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$23.47
Advisor Class
Net assets	$7,243,488
Shares outstanding	287,143
Net asset value per share	$25.23
Class C
Net assets	$10,867,352
Shares outstanding	641,729
Net asset value per share	$16.93
Institutional Class
Net assets	$640,598,012
Shares outstanding	26,411,982
Net asset value per share	$24.25
Institutional 2 Class
Net assets	$44,533,920
Shares outstanding	1,815,019
Net asset value per share	$24.54
Institutional 3 Class
Net assets	$80,644,914
Shares outstanding	3,283,716
Net asset value per share	$24.56
Class R
Net assets	$8,912,418
Shares outstanding	428,004
Net asset value per share	$20.82
Class V
Net assets	$22,484,599
Shares outstanding	1,022,201
Net asset value per share	$22.00
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$23.34
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Growth Fund | Semiannual Report 2020	11

Statement of Operations
Six Months Ended February 29, 2020 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$5,000,297
Dividends — affiliated issuers	260,567
Interfund lending	244
Total income	5,261,108
Expenses:
Management services fees	6,427,749
Distribution and/or service fees
Class A	1,035,456
Class C	61,811
Class R	25,026
Class V	29,913
Transfer agent fees
Class A	491,005
Advisor Class	4,623
Class C	7,333
Institutional Class	400,809
Institutional 2 Class	14,157
Institutional 3 Class	3,419
Class R	5,940
Class V	14,182
Compensation of board members	21,948
Custodian fees	6,831
Printing and postage fees	54,491
Registration fees	64,102
Audit fees	14,727
Legal fees	18,643
Compensation of chief compliance officer	316
Other	23,877
Total expenses	8,726,358
Expense reduction	(4,066)
Total net expenses	8,722,292
Net investment loss	(3,461,184)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	74,434,038
Investments — affiliated issuers	803
Net realized gain	74,434,841
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(15,182,839)
Investments — affiliated issuers	1,409
Net change in unrealized appreciation (depreciation)	(15,181,430)
Net realized and unrealized gain	59,253,411
Net increase in net assets resulting from operations	$55,792,227
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Mid Cap Growth Fund | Semiannual Report 2020

Statement of Changes in Net Assets
	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Operations
Net investment loss	$(3,461,184)	$(3,081,117)
Net realized gain	74,434,841	132,176,025
Net change in unrealized appreciation (depreciation)	(15,181,430)	(100,472,666)
Net increase in net assets resulting from operations	55,792,227	28,622,242
Distributions to shareholders
Net investment income and net realized gains
Class A	(70,765,825)	(166,912,970)
Advisor Class	(490,510)	(2,634,235)
Class C	(1,317,931)	(3,657,183)
Institutional Class	(53,223,295)	(130,195,142)
Institutional 2 Class	(3,802,402)	(8,351,752)
Institutional 3 Class	(7,052,716)	(21,319,046)
Class R	(888,540)	(2,476,579)
Class T	—	(12,685)
Class V	(2,062,607)	(4,632,188)
Total distributions to shareholders	(139,603,826)	(340,191,780)
Increase in net assets from capital stock activity	10,430,261	32,140,604
Total decrease in net assets	(73,381,338)	(279,428,934)
Net assets at beginning of period	1,658,413,280	1,937,842,214
Net assets at end of period	$1,585,031,942	$1,658,413,280
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Growth Fund | Semiannual Report 2020	13

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	February 29, 2020 (Unaudited)		August 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	494,001	11,758,201	1,406,230	31,603,643
Distributions reinvested	2,957,101	68,190,740	7,814,810	160,125,449
Redemptions	(3,205,172)	(76,944,452)	(6,673,931)	(152,377,661)
Net increase	245,930	3,004,489	2,547,109	39,351,431
Advisor Class
Subscriptions	73,578	1,998,240	377,704	9,546,375
Distributions reinvested	11,720	308,124	36,178	834,258
Redemptions	(444,302)	(11,832,959)	(256,104)	(6,667,558)
Net increase (decrease)	(359,004)	(9,526,595)	157,778	3,713,075
Class C
Subscriptions	37,178	691,953	117,659	2,202,100
Distributions reinvested	71,064	1,257,123	211,520	3,437,201
Redemptions	(162,483)	(3,047,876)	(360,826)	(6,643,757)
Net decrease	(54,241)	(1,098,800)	(31,647)	(1,004,456)
Institutional Class
Subscriptions	819,225	21,467,146	1,214,017	30,336,834
Distributions reinvested	1,959,651	49,539,971	5,464,026	121,519,951
Redemptions	(1,951,403)	(51,181,912)	(5,717,714)	(141,093,517)
Net increase	827,473	19,825,205	960,329	10,763,268
Institutional 2 Class
Subscriptions	155,780	4,123,499	352,459	8,653,527
Distributions reinvested	148,427	3,795,274	371,831	8,351,315
Redemptions	(286,519)	(7,413,317)	(498,062)	(12,227,828)
Net increase	17,688	505,456	226,228	4,777,014
Institutional 3 Class
Subscriptions	239,216	6,330,757	365,215	8,926,511
Distributions reinvested	69,328	1,774,119	169,327	3,804,787
Redemptions	(366,821)	(9,762,357)	(1,561,347)	(39,614,073)
Net decrease	(58,277)	(1,657,481)	(1,026,805)	(26,882,775)
Class R
Subscriptions	50,018	1,117,033	163,014	3,573,731
Distributions reinvested	25,027	543,589	70,303	1,368,098
Redemptions	(123,851)	(2,797,247)	(241,836)	(5,306,084)
Net decrease	(48,806)	(1,136,625)	(8,519)	(364,255)
Class T
Distributions reinvested	—	—	598	12,245
Redemptions	—	—	(3,713)	(78,794)
Net decrease	—	—	(3,115)	(66,549)
Class V
Subscriptions	10,512	242,161	26,525	548,841
Distributions reinvested	77,501	1,777,867	194,536	3,966,600
Redemptions	(63,809)	(1,505,416)	(113,437)	(2,661,590)
Net increase	24,204	514,612	107,624	1,853,851
Total net increase	594,967	10,430,261	2,928,982	32,140,604
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Mid Cap Growth Fund | Semiannual Report 2020

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Columbia Mid Cap Growth Fund | Semiannual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 2/29/2020 (Unaudited)	$23.44	(0.06)	0.88	0.82	—	(2.14)	(2.14)
Year Ended 8/31/2019	$28.83	(0.07)	0.09	0.02	—	(5.41)	(5.41)
Year Ended 8/31/2018	$26.90	(0.10)	5.54	5.44	—	(3.51)	(3.51)
Year Ended 8/31/2017	$25.09	(0.09)	3.42	3.33	—	(1.52)	(1.52)
Year Ended 8/31/2016	$28.69	(0.06)	0.84	0.78	(0.26)	(4.12)	(4.38)
Year Ended 8/31/2015	$32.14	0.25(e)	1.29	1.54	—	(4.99)	(4.99)
Advisor Class
Six Months Ended 2/29/2020 (Unaudited)	$26.43	(0.04)	0.98	0.94	—	(2.14)	(2.14)
Year Ended 8/31/2019	$31.71	(0.02)	0.20	0.18	—	(5.46)	(5.46)
Year Ended 8/31/2018	$29.26	(0.05)	6.07	6.02	—	(3.57)	(3.57)
Year Ended 8/31/2017	$27.12	(0.03)	3.71	3.68	—	(1.54)	(1.54)
Year Ended 8/31/2016	$30.67	0.00(f)	0.91	0.91	(0.34)	(4.12)	(4.46)
Year Ended 8/31/2015	$33.99	1.93(e)	(0.21)(g)	1.72	—	(5.04)	(5.04)
Class C
Six Months Ended 2/29/2020 (Unaudited)	$18.48	(0.12)	0.71	0.59	—	(2.14)	(2.14)
Year Ended 8/31/2019	$23.99	(0.20)	(0.04)(g)	(0.24)	—	(5.27)	(5.27)
Year Ended 8/31/2018	$22.91	(0.26)	4.64	4.38	—	(3.30)	(3.30)
Year Ended 8/31/2017	$21.70	(0.24)	2.93	2.69	—	(1.48)	(1.48)
Year Ended 8/31/2016	$25.34	(0.21)	0.72	0.51	(0.03)	(4.12)	(4.15)
Year Ended 8/31/2015	$28.99	0.03(e)	1.15	1.18	—	(4.83)	(4.83)
Institutional Class
Six Months Ended 2/29/2020 (Unaudited)	$25.49	(0.04)	0.94	0.90	—	(2.14)	(2.14)
Year Ended 8/31/2019	$30.80	(0.01)	0.16	0.15	—	(5.46)	(5.46)
Year Ended 8/31/2018	$28.52	(0.04)	5.89	5.85	—	(3.57)	(3.57)
Year Ended 8/31/2017	$26.46	(0.03)	3.63	3.60	—	(1.54)	(1.54)
Year Ended 8/31/2016	$30.03	0.01	0.87	0.88	(0.33)	(4.12)	(4.45)
Year Ended 8/31/2015	$33.39	0.32(e)	1.36	1.68	—	(5.04)	(5.04)
Institutional 2 Class
Six Months Ended 2/29/2020 (Unaudited)	$25.75	(0.03)	0.96	0.93	—	(2.14)	(2.14)
Year Ended 8/31/2019	$31.06	0.00(f)	0.16	0.16	—	(5.47)	(5.47)
Year Ended 8/31/2018	$28.73	(0.02)	5.95	5.93	—	(3.60)	(3.60)
Year Ended 8/31/2017	$26.63	(0.00)(f)	3.65	3.65	—	(1.55)	(1.55)
Year Ended 8/31/2016	$30.20	0.04	0.88	0.92	(0.37)	(4.12)	(4.49)
Year Ended 8/31/2015	$33.54	0.40(e)	1.33	1.73	—	(5.07)	(5.07)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Mid Cap Growth Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 2/29/2020 (Unaudited)	$22.12	3.12%	1.15%(c)	1.15%(c),(d)	(0.53%)(c)	18%	$769,747
Year Ended 8/31/2019	$23.44	2.78%	1.17%	1.17%	(0.31%)	89%	$810,161
Year Ended 8/31/2018	$28.83	22.23%	1.16%	1.16%(d)	(0.38%)	140%	$922,862
Year Ended 8/31/2017	$26.90	13.97%	1.19%	1.19%(d)	(0.37%)	119%	$834,347
Year Ended 8/31/2016	$25.09	2.83%	1.19%	1.19%(d)	(0.23%)	130%	$880,155
Year Ended 8/31/2015	$28.69	5.33%	1.19%	1.19%(d)	0.83%	101%	$948,826
Advisor Class
Six Months Ended 2/29/2020 (Unaudited)	$25.23	3.22%	0.90%(c)	0.90%(c),(d)	(0.29%)(c)	18%	$7,243
Year Ended 8/31/2019	$26.43	3.08%	0.92%	0.92%	(0.06%)	89%	$17,075
Year Ended 8/31/2018	$31.71	22.50%	0.91%	0.91%(d)	(0.16%)	140%	$15,488
Year Ended 8/31/2017	$29.26	14.24%	0.94%	0.94%(d)	(0.11%)	119%	$35,473
Year Ended 8/31/2016	$27.12	3.10%	0.94%	0.94%(d)	0.02%	130%	$26,945
Year Ended 8/31/2015	$30.67	5.61%	0.93%	0.93%(d)	6.10%	101%	$26,912
Class C
Six Months Ended 2/29/2020 (Unaudited)	$16.93	2.68%	1.90%(c)	1.90%(c),(d)	(1.28%)(c)	18%	$10,867
Year Ended 8/31/2019	$18.48	2.03%	1.92%	1.92%	(1.05%)	89%	$12,863
Year Ended 8/31/2018	$23.99	21.27%	1.91%	1.91%(d)	(1.15%)	140%	$17,458
Year Ended 8/31/2017	$22.91	13.12%	1.94%	1.94%(d)	(1.12%)	119%	$41,030
Year Ended 8/31/2016	$21.70	2.05%	1.94%	1.94%(d)	(0.98%)	130%	$46,355
Year Ended 8/31/2015	$25.34	4.56%	1.94%	1.94%(d)	0.11%	101%	$51,859
Institutional Class
Six Months Ended 2/29/2020 (Unaudited)	$24.25	3.18%	0.90%(c)	0.90%(c),(d)	(0.28%)(c)	18%	$640,598
Year Ended 8/31/2019	$25.49	3.07%	0.92%	0.92%	(0.05%)	89%	$652,043
Year Ended 8/31/2018	$30.80	22.49%	0.91%	0.91%(d)	(0.13%)	140%	$758,444
Year Ended 8/31/2017	$28.52	14.29%	0.94%	0.94%(d)	(0.12%)	119%	$679,866
Year Ended 8/31/2016	$26.46	3.09%	0.94%	0.94%(d)	0.02%	130%	$813,009
Year Ended 8/31/2015	$30.03	5.58%	0.94%	0.94%(d)	1.01%	101%	$938,781
Institutional 2 Class
Six Months Ended 2/29/2020 (Unaudited)	$24.54	3.27%	0.84%(c)	0.84%(c)	(0.22%)(c)	18%	$44,534
Year Ended 8/31/2019	$25.75	3.11%	0.84%	0.84%	0.02%	89%	$46,284
Year Ended 8/31/2018	$31.06	22.60%	0.83%	0.83%	(0.06%)	140%	$48,792
Year Ended 8/31/2017	$28.73	14.40%	0.84%	0.84%	(0.01%)	119%	$51,118
Year Ended 8/31/2016	$26.63	3.21%	0.83%	0.83%	0.14%	130%	$36,964
Year Ended 8/31/2015	$30.20	5.72%	0.82%	0.82%	1.28%	101%	$37,589
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Growth Fund | Semiannual Report 2020	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 2/29/2020 (Unaudited)	$25.77	(0.02)	0.95	0.93	—	(2.14)	(2.14)
Year Ended 8/31/2019	$31.07	0.02	0.16	0.18	—	(5.48)	(5.48)
Year Ended 8/31/2018	$28.74	(0.00)(f)	5.94	5.94	—	(3.61)	(3.61)
Year Ended 8/31/2017	$26.63	0.03	3.63	3.66	—	(1.55)	(1.55)
Year Ended 8/31/2016	$30.21	0.03	0.91	0.94	(0.40)	(4.12)	(4.52)
Year Ended 8/31/2015	$33.53	0.05(e)	1.71	1.76	—	(5.08)	(5.08)
Class R
Six Months Ended 2/29/2020 (Unaudited)	$22.22	(0.09)	0.83	0.74	—	(2.14)	(2.14)
Year Ended 8/31/2019	$27.64	(0.12)	0.07	(0.05)	—	(5.37)	(5.37)
Year Ended 8/31/2018	$25.93	(0.16)	5.31	5.15	—	(3.44)	(3.44)
Year Ended 8/31/2017	$24.27	(0.15)	3.31	3.16	—	(1.50)	(1.50)
Year Ended 8/31/2016	$27.88	(0.12)	0.81	0.69	(0.18)	(4.12)	(4.30)
Year Ended 8/31/2015	$31.39	0.15(e)	1.28	1.43	—	(4.94)	(4.94)
Class V
Six Months Ended 2/29/2020 (Unaudited)	$23.33	(0.06)	0.87	0.81	—	(2.14)	(2.14)
Year Ended 8/31/2019	$28.71	(0.07)	0.10	0.03	—	(5.41)	(5.41)
Year Ended 8/31/2018	$26.81	(0.10)	5.51	5.41	—	(3.51)	(3.51)
Year Ended 8/31/2017	$25.01	(0.09)	3.41	3.32	—	(1.52)	(1.52)
Year Ended 8/31/2016	$28.61	(0.06)	0.83	0.77	(0.25)	(4.12)	(4.37)
Year Ended 8/31/2015	$32.05	0.24(e)	1.30	1.54	—	(4.98)	(4.98)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R	Class V
08/31/2015	$0.35	$2.00	$0.32	$0.34	$0.39	$0.04	$0.32	$0.34

(f)	Rounds to zero.
(g)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Mid Cap Growth Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 2/29/2020 (Unaudited)	$24.56	3.27%	0.79%(c)	0.79%(c)	(0.17%)(c)	18%	$80,645
Year Ended 8/31/2019	$25.77	3.18%	0.79%	0.79%	0.08%	89%	$86,115
Year Ended 8/31/2018	$31.07	22.66%	0.78%	0.78%	(0.01%)	140%	$135,728
Year Ended 8/31/2017	$28.74	14.45%	0.79%	0.79%	0.11%	119%	$145,597
Year Ended 8/31/2016	$26.63	3.27%	0.79%	0.79%	0.13%	130%	$5,869
Year Ended 8/31/2015	$30.21	5.83%	0.73%	0.73%	0.15%	101%	$3
Class R
Six Months Ended 2/29/2020 (Unaudited)	$20.82	2.92%	1.40%(c)	1.40%(c),(d)	(0.78%)(c)	18%	$8,912
Year Ended 8/31/2019	$22.22	2.56%	1.42%	1.42%	(0.55%)	89%	$10,593
Year Ended 8/31/2018	$27.64	21.89%	1.41%	1.41%(d)	(0.63%)	140%	$13,414
Year Ended 8/31/2017	$25.93	13.71%	1.44%	1.44%(d)	(0.62%)	119%	$15,333
Year Ended 8/31/2016	$24.27	2.58%	1.44%	1.44%(d)	(0.48%)	130%	$16,796
Year Ended 8/31/2015	$27.88	5.06%	1.44%	1.44%(d)	0.52%	101%	$18,965
Class V
Six Months Ended 2/29/2020 (Unaudited)	$22.00	3.09%	1.15%(c)	1.15%(c),(d)	(0.53%)(c)	18%	$22,485
Year Ended 8/31/2019	$23.33	2.83%	1.17%	1.17%	(0.31%)	89%	$23,279
Year Ended 8/31/2018	$28.71	22.19%	1.16%	1.16%(d)	(0.37%)	140%	$25,566
Year Ended 8/31/2017	$26.81	13.97%	1.19%	1.19%(d)	(0.36%)	119%	$22,419
Year Ended 8/31/2016	$25.01	2.83%	1.19%	1.19%(d)	(0.23%)	130%	$21,346
Year Ended 8/31/2015	$28.61	5.34%	1.20%	1.20%(d)	0.80%	101%	$22,590
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Growth Fund | Semiannual Report 2020	19

Notes to Financial Statements
February 29, 2020 (Unaudited)
Note 1. Organization
Columbia Mid Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
20	Columbia Mid Cap Growth Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Mid Cap Growth Fund | Semiannual Report 2020	21

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended February 29, 2020 was 0.76% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Affiliates) may coordinate in providing services to their clients. From time to time, the Investment Manager may engage its Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Affiliates provide services to the Investment Manager pursuant to personnel-sharing agreements or similar inter-company arrangements and the Fund pays no additional fees and expenses as a result of any such arrangements.
These Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States. Pursuant to some of these arrangements, certain employees of these Affiliates may serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and SAI, may provide such services to the Fund on behalf of the Investment Manager.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
22	Columbia Mid Cap Growth Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended February 29, 2020, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.12
Class V	0.12
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expired on January 31, 2019. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at February 29, 2020 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $0, which approximates the fair value of the ownership interest.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended February 29, 2020, these minimum account balance fees reduced total expenses of the Fund by $4,066.
Columbia Mid Cap Growth Fund | Semiannual Report 2020	23

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the six months ended February 29, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	106,158
Class C	—	1.00(b)	263
Class V	5.75	0.50 - 1.00(a)	96

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
24	Columbia Mid Cap Growth Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2020 through December 31, 2020	Prior to January 1, 2020
Class A	1.20%	1.24%
Advisor Class	0.95	0.99
Class C	1.95	1.99
Institutional Class	0.95	0.99
Institutional 2 Class	0.89	0.92
Institutional 3 Class	0.84	0.87
Class R	1.45	1.49
Class V	1.20	1.24
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 29, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,343,949,000	286,166,000	(51,665,000)	234,501,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund will elect to treat the following late-year ordinary losses and post-October capital losses at August 31, 2019 as arising on September 1, 2019.
Late year ordinary losses ($)	Post-October capital losses ($)
2,848,643	—
Columbia Mid Cap Growth Fund | Semiannual Report 2020	25

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $291,887,218 and $483,469,301, respectively, for the six months ended February 29, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended February 29, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	683,333	2.15	6
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 29, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
26	Columbia Mid Cap Growth Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
The Fund had no borrowings during the six months ended February 29, 2020.
Note 9. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting
Columbia Mid Cap Growth Fund | Semiannual Report 2020	27

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At February 29, 2020, affiliated shareholders of record owned 32.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
28	Columbia Mid Cap Growth Fund | Semiannual Report 2020

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Columbia Mid Cap Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR194_08_K01_(04/20)

SemiAnnual Report
February 29, 2020
Columbia Small Cap Growth Fund I
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Small Cap Growth Fund I (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Small Cap Growth Fund I  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks capital appreciation, by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than, the largest stock in the Standard & Poor’s (S&P) SmallCap 600® Index.
Portfolio management
Daniel Cole, CFA
Co-Portfolio Manager
Managed Fund since 2015
Wayne Collette, CFA
Co-Portfolio Manager
Managed Fund since 2006
Lawrence Lin, CFA
Co-Portfolio Manager
Managed Fund since 2007
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 29, 2020)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/05	3.20	12.43	13.79	13.90
	Including sales charges		-2.72	5.99	12.45	13.23
Advisor Class*		11/08/12	3.33	12.71	14.08	14.19
Class C	Excluding sales charges	11/01/05	2.89	11.62	12.95	13.06
	Including sales charges		1.96	10.62	12.95	13.06
Institutional Class		10/01/96	3.30	12.71	14.08	14.19
Institutional 2 Class*		02/28/13	3.37	12.77	14.21	14.32
Institutional 3 Class		07/15/09	3.40	12.89	14.27	14.39
Class R*		09/27/10	3.08	12.18	13.51	13.62
Russell 2000 Growth Index			1.37	-0.72	6.48	12.07
Russell 2000 Index			-0.52	-4.92	5.12	10.41
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Small Cap Growth Fund I | Semiannual Report 2020	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at February 29, 2020)
Common Stocks	95.2
Money Market Funds	4.8
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 29, 2020)
Communication Services	1.9
Consumer Discretionary	17.1
Consumer Staples	2.0
Energy	0.6
Financials	3.4
Health Care	34.5
Industrials	18.1
Information Technology	16.8
Materials	2.2
Real Estate	3.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Small Cap Growth Fund I | Semiannual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2019 — February 29, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,032.00	1,018.50	6.47	6.42	1.28
Advisor Class	1,000.00	1,000.00	1,033.30	1,019.69	5.26	5.22	1.04
Class C	1,000.00	1,000.00	1,028.90	1,014.77	10.24	10.17	2.03
Institutional Class	1,000.00	1,000.00	1,033.00	1,019.74	5.21	5.17	1.03
Institutional 2 Class	1,000.00	1,000.00	1,033.70	1,020.14	4.80	4.77	0.95
Institutional 3 Class	1,000.00	1,000.00	1,034.00	1,020.44	4.50	4.47	0.89
Class R	1,000.00	1,000.00	1,030.80	1,017.26	7.73	7.67	1.53
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Small Cap Growth Fund I | Semiannual Report 2020	5

Portfolio of Investments
February 29, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.1%
Issuer	Shares	Value ($)
Communication Services 1.8%
Entertainment 0.3%
World Wrestling Entertainment, Inc., Class A	50,292	2,352,157
Interactive Media & Services 0.5%
EverQuote, Inc., Class A(a)	113,462	4,608,826
Media 1.0%
Entercom Communications Corp., Class A	387,200	1,343,584
Nexstar Media Group, Inc., Class A	69,900	8,037,102
Total		9,380,686
Total Communication Services		16,341,669
Consumer Discretionary 16.6%
Hotels, Restaurants & Leisure 8.8%
Eldorado Resorts, Inc.(a)	362,200	18,175,196
Planet Fitness, Inc., Class A(a)	324,200	21,880,258
PlayAGS, Inc.(a)	520,700	5,045,583
Texas Roadhouse, Inc.	210,200	11,817,444
William Hill PLC	1,885,000	3,597,604
Wingstop, Inc.	199,900	16,881,555
Total		77,397,640
Internet & Direct Marketing Retail 2.9%
Etsy, Inc.(a)	448,500	25,927,785
Multiline Retail 1.7%
Ollie’s Bargain Outlet Holdings, Inc.(a)	289,407	14,722,134
Specialty Retail 3.2%
Five Below, Inc.(a)	149,100	14,455,245
Floor & Decor Holdings, Inc.(a)	267,300	13,645,665
Total		28,100,910
Total Consumer Discretionary		146,148,469
Consumer Staples 1.9%
Food & Staples Retailing 1.9%
BJ’s Wholesale Club Holdings, Inc.(a)	646,400	12,449,664
Grocery Outlet Holding Corp.(a)	144,000	4,557,600
Total		17,007,264
Total Consumer Staples		17,007,264
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 0.6%
Energy Equipment & Services 0.6%
Frank’s International NV(a)	1,312,200	5,143,824
Total Energy		5,143,824
Financials 3.3%
Consumer Finance 2.6%
LendingTree, Inc.(a)	82,000	22,617,240
Insurance 0.7%
Goosehead Insurance, Inc., Class A	118,900	6,449,136
Total Financials		29,066,376
Health Care 33.5%
Biotechnology 5.5%
Arcutis Biotherapeutics, Inc.(a)	120,106	3,191,817
Arrowhead Pharmaceuticals, Inc.(a)	87,700	3,101,072
bluebird bio, Inc.(a)	36,122	2,612,704
Immunomedics, Inc.(a)	311,700	4,987,200
Ligand Pharmaceuticals, Inc.(a)	86,000	8,049,600
Mirati Therapeutics, Inc.(a)	28,400	2,541,516
Natera, Inc.(a)	272,900	10,344,275
Sarepta Therapeutics, Inc.(a)	55,600	6,364,532
SpringWorks Therapeutics, Inc.(a)	76,427	2,442,607
Turning Point Therapeutics, Inc.(a)	47,400	2,349,618
uniQure NV(a)	50,900	2,619,314
Total		48,604,255
Health Care Equipment & Supplies 12.6%
BioLife Solutions, Inc.(a)	470,514	6,657,773
Cantel Medical Corp.	256,400	16,178,840
Glaukos Corp.(a)	121,300	5,334,774
Heska Corp.(a)	231,200	22,072,664
Neogen Corp.(a)	307,300	18,668,475
Quidel Corp.(a)	320,800	24,778,592
Quotient Ltd.(a)	918,600	5,585,088
Tandem Diabetes Care, Inc.(a)	155,400	11,602,164
Total		110,878,370
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Small Cap Growth Fund I | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 8.7%
Addus HomeCare Corp.(a)	109,160	8,325,633
Amedisys, Inc.(a)	78,700	13,694,587
Chemed Corp.	45,883	19,161,659
Guardant Health, Inc.(a)	189,514	16,480,137
HealthEquity, Inc.(a)	274,800	19,508,052
Total		77,170,068
Health Care Technology 1.5%
Teladoc Health, Inc.(a)	103,112	12,884,875
Life Sciences Tools & Services 5.2%
10X Genomics, Inc., Class A(a)	45,100	3,594,470
Adaptive Biotechnologies Corp.(a)	203,706	5,724,139
Bio-Techne Corp.	122,300	23,101,247
Codexis, Inc.(a)	373,900	4,355,935
Quanterix Corp.(a)	394,399	8,996,241
Total		45,772,032
Total Health Care		295,309,600
Industrials 17.6%
Aerospace & Defense 1.5%
Aerojet Rocketdyne Holdings, Inc.(a)	256,200	12,625,536
Building Products 3.1%
Simpson Manufacturing Co., Inc.	155,600	12,359,308
Trex Company, Inc.(a)	156,702	14,988,546
Total		27,347,854
Commercial Services & Supplies 3.4%
Casella Waste Systems, Inc., Class A(a)	115,246	5,583,669
Healthcare Services Group, Inc.	597,800	16,463,412
McGrath Rentcorp	116,600	8,097,870
Total		30,144,951
Electrical Equipment 2.0%
Vertiv Holdings Co.(a)	1,504,400	17,736,876
Machinery 3.6%
John Bean Technologies Corp.	94,200	9,124,212
Kornit Digital Ltd.(a)	186,100	7,416,085
Proto Labs, Inc.(a)	173,000	15,161,720
Total		31,702,017
Common Stocks (continued)
Issuer	Shares	Value ($)
Professional Services 0.8%
Insperity, Inc.	107,400	7,224,798
Road & Rail 1.8%
Saia, Inc.(a)	180,100	15,724,531
Trading Companies & Distributors 1.4%
SiteOne Landscape Supply, Inc.(a)	126,200	12,525,350
Total Industrials		155,031,913
Information Technology 16.3%
Electronic Equipment, Instruments & Components 0.9%
Littelfuse, Inc.	48,900	7,808,352
Semiconductors & Semiconductor Equipment 0.9%
Cabot Microelectronics Corp.	61,000	8,496,080
Software 14.5%
Alteryx, Inc., Class A(a)	100,300	14,003,886
Avalara, Inc.(a)	282,800	23,967,300
Coupa Software, Inc.(a)	133,000	19,916,750
Digimarc Corp.(a)	57,900	1,158,000
Everbridge, Inc.(a)	60,200	6,360,732
Five9, Inc.(a)	282,900	20,660,187
HubSpot, Inc.(a)	59,270	10,636,002
Medallia, Inc.(a)	180,100	4,468,281
Paylocity Holding Corp.(a)	38,600	4,999,472
Trade Desk, Inc. (The), Class A(a)	76,000	21,831,000
Total		128,001,610
Total Information Technology		144,306,042
Materials 2.2%
Chemicals 2.2%
Balchem Corp.	136,400	12,884,344
Livent Corp.(a)	710,500	6,344,765
Total		19,229,109
Total Materials		19,229,109

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund I | Semiannual Report 2020	7

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 3.3%
Equity Real Estate Investment Trusts (REITS) 3.3%
Coresite Realty Corp.	157,000	16,285,610
STORE Capital Corp.	388,104	12,753,097
Total		29,038,707
Total Real Estate		29,038,707
Total Common Stocks (Cost $791,104,833)		856,622,973

Money Market Funds 4.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.641%(b),(c)	43,086,807	43,086,807
Total Money Market Funds (Cost $43,085,851)		43,086,807
Total Investments in Securities (Cost: $834,190,684)		899,709,780
Other Assets & Liabilities, Net		(18,068,858)
Net Assets		881,640,922

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 29, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended February 29, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.641%
	6,715,537	246,553,422	(210,182,152)	43,086,807	535	956	257,650	43,086,807
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small Cap Growth Fund I | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	16,341,669	—	—	16,341,669
Consumer Discretionary	142,550,865	3,597,604	—	146,148,469
Consumer Staples	17,007,264	—	—	17,007,264
Energy	5,143,824	—	—	5,143,824
Financials	29,066,376	—	—	29,066,376
Health Care	295,309,600	—	—	295,309,600
Industrials	155,031,913	—	—	155,031,913
Information Technology	144,306,042	—	—	144,306,042
Materials	19,229,109	—	—	19,229,109
Real Estate	29,038,707	—	—	29,038,707
Total Common Stocks	853,025,369	3,597,604	—	856,622,973
Money Market Funds	43,086,807	—	—	43,086,807
Total Investments in Securities	896,112,176	3,597,604	—	899,709,780
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund I | Semiannual Report 2020	9

Statement of Assets and Liabilities
February 29, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $791,104,833)	$856,622,973
Affiliated issuers (cost $43,085,851)	43,086,807
Receivable for:
Investments sold	12,824,638
Capital shares sold	3,968,639
Dividends	219,552
Prepaid expenses	1,582
Trustees’ deferred compensation plan	140,916
Other assets	31,195
Total assets	916,896,302
Liabilities
Payable for:
Investments purchased	30,639,938
Capital shares purchased	4,307,669
Management services fees	20,870
Distribution and/or service fees	2,394
Transfer agent fees	99,833
Compensation of board members	18,746
Compensation of chief compliance officer	41
Other expenses	24,973
Trustees’ deferred compensation plan	140,916
Total liabilities	35,255,380
Net assets applicable to outstanding capital stock	$881,640,922
Represented by
Paid in capital	776,363,994
Total distributable earnings (loss)	105,276,928
Total - representing net assets applicable to outstanding capital stock	$881,640,922
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small Cap Growth Fund I | Semiannual Report 2020

Statement of Assets and Liabilities  (continued)
February 29, 2020 (Unaudited)
Class A
Net assets	$289,415,087
Shares outstanding	15,565,016
Net asset value per share	$18.59
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$19.72
Advisor Class
Net assets	$41,982,756
Shares outstanding	1,959,763
Net asset value per share	$21.42
Class C
Net assets	$12,619,227
Shares outstanding	890,861
Net asset value per share	$14.17
Institutional Class
Net assets	$401,815,343
Shares outstanding	19,998,102
Net asset value per share	$20.09
Institutional 2 Class
Net assets	$43,568,686
Shares outstanding	2,138,631
Net asset value per share	$20.37
Institutional 3 Class
Net assets	$89,681,940
Shares outstanding	4,343,306
Net asset value per share	$20.65
Class R
Net assets	$2,557,883
Shares outstanding	141,336
Net asset value per share	$18.10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund I | Semiannual Report 2020	11

Statement of Operations
Six Months Ended February 29, 2020 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$1,504,450
Dividends — affiliated issuers	257,650
Interfund lending	635
Total income	1,762,735
Expenses:
Management services fees	3,328,197
Distribution and/or service fees
Class A	350,886
Class C	54,759
Class R	4,781
Transfer agent fees
Class A	201,723
Advisor Class	22,078
Class C	7,881
Institutional Class	247,877
Institutional 2 Class	11,414
Institutional 3 Class	3,014
Class R	1,375
Compensation of board members	12,929
Custodian fees	4,091
Printing and postage fees	21,962
Registration fees	57,448
Audit fees	14,294
Legal fees	7,934
Compensation of chief compliance officer	133
Other	10,410
Total expenses	4,363,186
Expense reduction	(4,513)
Total net expenses	4,358,673
Net investment loss	(2,595,938)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	46,691,798
Investments — affiliated issuers	535
Foreign currency translations	(1,514)
Net realized gain	46,690,819
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(23,478,365)
Investments — affiliated issuers	956
Net change in unrealized appreciation (depreciation)	(23,477,409)
Net realized and unrealized gain	23,213,410
Net increase in net assets resulting from operations	$20,617,472
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small Cap Growth Fund I | Semiannual Report 2020

Statement of Changes in Net Assets
	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Operations
Net investment loss	$(2,595,938)	$(3,581,611)
Net realized gain	46,690,819	86,654,476
Net change in unrealized appreciation (depreciation)	(23,477,409)	(38,072,259)
Net increase in net assets resulting from operations	20,617,472	45,000,606
Distributions to shareholders
Net investment income and net realized gains
Class A	(24,434,208)	(36,731,171)
Advisor Class	(2,172,361)	(1,694,946)
Class C	(1,153,231)	(1,393,865)
Institutional Class	(28,220,926)	(30,338,730)
Institutional 2 Class	(2,881,544)	(2,996,770)
Institutional 3 Class	(6,471,974)	(9,102,033)
Class R	(154,269)	(247,105)
Total distributions to shareholders	(65,488,513)	(82,504,620)
Increase in net assets from capital stock activity	253,781,810	130,755,178
Total increase in net assets	208,910,769	93,251,164
Net assets at beginning of period	672,730,153	579,478,989
Net assets at end of period	$881,640,922	$672,730,153
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund I | Semiannual Report 2020	13

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	February 29, 2020 (Unaudited)		August 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,129,612	41,280,959	2,031,906	36,814,367
Distributions reinvested	1,153,206	21,507,292	1,982,814	31,943,124
Redemptions	(1,177,675)	(22,866,099)	(1,856,347)	(34,113,050)
Net increase	2,105,143	39,922,152	2,158,373	34,644,441
Advisor Class
Subscriptions	1,463,987	32,530,844	765,805	16,468,112
Distributions reinvested	98,079	2,106,731	92,455	1,694,701
Redemptions	(500,848)	(11,166,040)	(321,820)	(6,401,435)
Net increase	1,061,218	23,471,535	536,440	11,761,378
Class C
Subscriptions	350,092	5,239,555	367,095	5,136,467
Distributions reinvested	74,226	1,056,242	106,019	1,335,841
Redemptions	(112,607)	(1,674,191)	(362,548)	(5,101,535)
Net increase	311,711	4,621,606	110,566	1,370,773
Institutional Class
Subscriptions	8,234,767	172,683,247	4,799,308	95,316,410
Distributions reinvested	1,208,794	24,345,120	1,626,644	28,108,415
Redemptions	(2,832,966)	(59,402,841)	(2,693,174)	(53,588,623)
Net increase	6,610,595	137,625,526	3,732,778	69,836,202
Institutional 2 Class
Subscriptions	1,142,841	24,431,674	755,042	15,675,077
Distributions reinvested	141,107	2,881,408	171,328	2,996,518
Redemptions	(365,023)	(7,751,271)	(594,595)	(12,184,911)
Net increase	918,925	19,561,811	331,775	6,486,684
Institutional 3 Class
Subscriptions	1,374,903	29,881,436	542,455	11,380,908
Distributions reinvested	312,703	6,469,818	513,934	9,101,773
Redemptions	(410,629)	(8,961,281)	(673,127)	(13,849,671)
Net increase	1,276,977	27,389,973	383,262	6,633,010
Class R
Subscriptions	77,338	1,474,686	26,392	481,566
Distributions reinvested	8,340	151,451	14,470	227,460
Redemptions	(22,981)	(436,930)	(38,773)	(686,336)
Net increase	62,697	1,189,207	2,089	22,690
Total net increase	12,347,266	253,781,810	7,255,283	130,755,178
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small Cap Growth Fund I | Semiannual Report 2020

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Columbia Small Cap Growth Fund I | Semiannual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 2/29/2020 (Unaudited)	$19.72	(0.08)	0.72	0.64	(1.77)	(1.77)
Year Ended 8/31/2019	$22.05	(0.15)	1.12	0.97	(3.30)	(3.30)
Year Ended 8/31/2018	$19.46	(0.15)	5.87	5.72	(3.13)	(3.13)
Year Ended 8/31/2017	$17.29	(0.13)	3.78	3.65	(1.48)	(1.48)
Year Ended 8/31/2016	$27.22	(0.11)(h)	0.40	0.29	(10.22)	(10.22)
Year Ended 8/31/2015	$29.40	(0.27)	3.09	2.82	(5.11)	(5.11)
Advisor Class
Six Months Ended 2/29/2020 (Unaudited)	$22.48	(0.06)	0.81	0.75	(1.81)	(1.81)
Year Ended 8/31/2019	$24.61	(0.11)	1.33	1.22	(3.35)	(3.35)
Year Ended 8/31/2018	$21.38	(0.12)	6.53	6.41	(3.18)	(3.18)
Year Ended 8/31/2017	$18.86	(0.09)	4.13	4.04	(1.52)	(1.52)
Year Ended 8/31/2016	$28.69	(0.03)(h)	0.42	0.39	(10.22)	(10.22)
Year Ended 8/31/2015	$30.64	(0.20)	3.24	3.04	(5.11)	(5.11)
Class C
Six Months Ended 2/29/2020 (Unaudited)	$15.34	(0.12)	0.57	0.45	(1.62)	(1.62)
Year Ended 8/31/2019	$17.93	(0.22)	0.78	0.56	(3.15)	(3.15)
Year Ended 8/31/2018	$16.35	(0.25)	4.82	4.57	(2.99)	(2.99)
Year Ended 8/31/2017	$14.74	(0.23)	3.20	2.97	(1.36)	(1.36)
Year Ended 8/31/2016	$24.87	(0.21)(h)	0.30	0.09	(10.22)	(10.22)
Year Ended 8/31/2015	$27.47	(0.44)	2.85	2.41	(5.11)	(5.11)
Institutional Class
Six Months Ended 2/29/2020 (Unaudited)	$21.20	(0.06)	0.76	0.70	(1.81)	(1.81)
Year Ended 8/31/2019	$23.42	(0.11)	1.24	1.13	(3.35)	(3.35)
Year Ended 8/31/2018	$20.49	(0.11)	6.22	6.11	(3.18)	(3.18)
Year Ended 8/31/2017	$18.13	(0.09)	3.97	3.88	(1.52)	(1.52)
Year Ended 8/31/2016	$27.98	(0.07)(h)	0.44	0.37	(10.22)	(10.22)
Year Ended 8/31/2015	$30.01	(0.20)	3.16	2.96	(5.11)	(5.11)
Institutional 2 Class
Six Months Ended 2/29/2020 (Unaudited)	$21.47	(0.05)	0.78	0.73	(1.83)	(1.83)
Year Ended 8/31/2019	$23.68	(0.09)	1.26	1.17	(3.38)	(3.38)
Year Ended 8/31/2018	$20.68	(0.09)	6.29	6.20	(3.20)	(3.20)
Year Ended 8/31/2017	$18.28	(0.07)	4.01	3.94	(1.54)	(1.54)
Year Ended 8/31/2016	$28.11	(0.04)(h)	0.43	0.39	(10.22)	(10.22)
Year Ended 8/31/2015	$30.09	(0.16)	3.17	3.01	(5.11)	(5.11)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small Cap Growth Fund I | Semiannual Report 2020

Financial Highlights  (continued)
	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 2/29/2020 (Unaudited)	—	$18.59	3.20%	1.28%(c)	1.28%(c),(d)	(0.82%)(c)	41%	$289,415
Year Ended 8/31/2019	—	$19.72	7.76%	1.33%(e)	1.33%(e)	(0.79%)	113%	$265,473
Year Ended 8/31/2018	—	$22.05	33.62%	1.35%(f)	1.34%(d),(f)	(0.79%)	156%	$249,156
Year Ended 8/31/2017	—	$19.46	22.42%	1.39%(g)	1.34%(d),(g)	(0.74%)	174%	$189,019
Year Ended 8/31/2016	—	$17.29	2.88%	1.41%(f)	1.36%(d),(f)	(0.62%)	142%	$174,183
Year Ended 8/31/2015	0.11	$27.22	11.87%(i)	1.36%	1.36%(d)	(0.98%)	117%	$202,566
Advisor Class
Six Months Ended 2/29/2020 (Unaudited)	—	$21.42	3.33%	1.04%(c)	1.04%(c),(d)	(0.59%)(c)	41%	$41,983
Year Ended 8/31/2019	—	$22.48	8.05%	1.07%(e)	1.07%(e)	(0.54%)	113%	$20,203
Year Ended 8/31/2018	—	$24.61	33.91%	1.10%(f)	1.09%(d),(f)	(0.53%)	156%	$8,913
Year Ended 8/31/2017	—	$21.38	22.68%	1.12%(g)	1.09%(d),(g)	(0.46%)	174%	$1,734
Year Ended 8/31/2016	—	$18.86	3.15%	1.16%(f)	1.10%(d),(f)	(0.16%)	142%	$1,283
Year Ended 8/31/2015	0.12	$28.69	12.18%(i)	1.10%	1.10%(d)	(0.68%)	117%	$69
Class C
Six Months Ended 2/29/2020 (Unaudited)	—	$14.17	2.89%	2.03%(c)	2.03%(c),(d)	(1.58%)(c)	41%	$12,619
Year Ended 8/31/2019	—	$15.34	6.93%	2.08%(e)	2.08%(e)	(1.54%)	113%	$8,887
Year Ended 8/31/2018	—	$17.93	32.58%	2.10%(f)	2.09%(d),(f)	(1.54%)	156%	$8,401
Year Ended 8/31/2017	—	$16.35	21.48%	2.14%(g)	2.09%(d),(g)	(1.49%)	174%	$12,281
Year Ended 8/31/2016	—	$14.74	2.12%	2.16%(f)	2.12%(d),(f)	(1.37%)	142%	$13,187
Year Ended 8/31/2015	0.10	$24.87	11.07%(i)	2.11%	2.11%(d)	(1.72%)	117%	$16,810
Institutional Class
Six Months Ended 2/29/2020 (Unaudited)	—	$20.09	3.30%	1.03%(c)	1.03%(c),(d)	(0.58%)(c)	41%	$401,815
Year Ended 8/31/2019	—	$21.20	8.08%	1.08%(e)	1.08%(e)	(0.54%)	113%	$283,781
Year Ended 8/31/2018	—	$23.42	33.91%	1.10%(f)	1.09%(d),(f)	(0.54%)	156%	$226,120
Year Ended 8/31/2017	—	$20.49	22.72%	1.14%(g)	1.09%(d),(g)	(0.49%)	174%	$159,344
Year Ended 8/31/2016	—	$18.13	3.15%	1.15%(f)	1.12%(d),(f)	(0.38%)	142%	$157,826
Year Ended 8/31/2015	0.12	$27.98	12.16%(i)	1.11%	1.11%(d)	(0.69%)	117%	$215,938
Institutional 2 Class
Six Months Ended 2/29/2020 (Unaudited)	—	$20.37	3.37%	0.95%(c)	0.95%(c)	(0.50%)(c)	41%	$43,569
Year Ended 8/31/2019	—	$21.47	8.16%	0.97%(e)	0.97%(e)	(0.45%)	113%	$26,190
Year Ended 8/31/2018	—	$23.68	34.07%	0.99%(f)	0.98%(f)	(0.43%)	156%	$21,024
Year Ended 8/31/2017	—	$20.68	22.87%	1.00%(g)	0.99%(g)	(0.39%)	174%	$15,478
Year Ended 8/31/2016	—	$18.28	3.24%	0.99%(f)	0.99%(f)	(0.23%)	142%	$11,704
Year Ended 8/31/2015	0.12	$28.11	12.33%(i)	0.96%	0.96%	(0.58%)	117%	$11,990
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund I | Semiannual Report 2020	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 2/29/2020 (Unaudited)	$21.75	(0.05)	0.79	0.74	(1.84)	(1.84)
Year Ended 8/31/2019	$23.93	(0.08)	1.29	1.21	(3.39)	(3.39)
Year Ended 8/31/2018	$20.87	(0.08)	6.35	6.27	(3.21)	(3.21)
Year Ended 8/31/2017	$18.43	(0.07)	4.06	3.99	(1.55)	(1.55)
Year Ended 8/31/2016	$28.24	(0.03)(h)	0.44	0.41	(10.22)	(10.22)
Year Ended 8/31/2015	$30.19	(0.14)	3.18	3.04	(5.11)	(5.11)
Class R
Six Months Ended 2/29/2020 (Unaudited)	$19.22	(0.10)	0.70	0.60	(1.72)	(1.72)
Year Ended 8/31/2019	$21.57	(0.19)	1.09	0.90	(3.25)	(3.25)
Year Ended 8/31/2018	$19.10	(0.20)	5.75	5.55	(3.08)	(3.08)
Year Ended 8/31/2017	$17.00	(0.17)	3.71	3.54	(1.44)	(1.44)
Year Ended 8/31/2016	$26.99	(0.16)(h)	0.39	0.23	(10.22)	(10.22)
Year Ended 8/31/2015	$29.25	(0.33)	3.07	2.74	(5.11)	(5.11)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include interfund lending expense which is less than 0.01%.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
(g)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Class R
08/31/2017	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

(h)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
08/31/2016	$0.04	$0.07	$0.03	$0.04	$0.05	$0.05	$0.04

(i)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.39%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small Cap Growth Fund I | Semiannual Report 2020

Financial Highlights  (continued)
	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 2/29/2020 (Unaudited)	—	$20.65	3.40%	0.89%(c)	0.89%(c)	(0.44%)(c)	41%	$89,682
Year Ended 8/31/2019	—	$21.75	8.26%	0.92%(e)	0.92%(e)	(0.38%)	113%	$66,685
Year Ended 8/31/2018	—	$23.93	34.12%	0.94%(f)	0.93%(f)	(0.38%)	156%	$64,214
Year Ended 8/31/2017	—	$20.87	22.96%	0.96%	0.94%	(0.38%)	174%	$54,574
Year Ended 8/31/2016	—	$18.43	3.30%	0.94%(f)	0.94%(f)	(0.14%)	142%	$6,562
Year Ended 8/31/2015	0.12	$28.24	12.38%(i)	0.90%	0.90%	(0.50%)	117%	$3,823
Class R
Six Months Ended 2/29/2020 (Unaudited)	—	$18.10	3.08%	1.53%(c)	1.53%(c),(d)	(1.09%)(c)	41%	$2,558
Year Ended 8/31/2019	—	$19.22	7.53%	1.58%(e)	1.58%(e)	(1.03%)	113%	$1,511
Year Ended 8/31/2018	—	$21.57	33.26%	1.60%(f)	1.59%(d),(f)	(1.04%)	156%	$1,651
Year Ended 8/31/2017	—	$19.10	22.10%	1.64%(g)	1.59%(d),(g)	(0.99%)	174%	$1,387
Year Ended 8/31/2016	—	$17.00	2.61%	1.66%(f)	1.62%(d),(f)	(0.88%)	142%	$1,356
Year Ended 8/31/2015	0.11	$26.99	11.63%(i)	1.61%	1.61%(d)	(1.22%)	117%	$1,706
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund I | Semiannual Report 2020	19

Notes to Financial Statements
February 29, 2020 (Unaudited)
Note 1. Organization
Columbia Small Cap Growth Fund I (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
20	Columbia Small Cap Growth Fund I | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Small Cap Growth Fund I | Semiannual Report 2020	21

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended February 29, 2020 was 0.85% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
22	Columbia Small Cap Growth Fund I | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended February 29, 2020, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class R	0.14
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended February 29, 2020, these minimum account balance fees reduced total expenses of the Fund by $4,513.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Columbia Small Cap Growth Fund I | Semiannual Report 2020	23

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Sales charges
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the six months ended February 29, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	247,023
Class C	—	1.00(b)	1,324

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2020 through December 31, 2020	Prior to January 1, 2020
Class A	1.35%	1.35%
Advisor Class	1.10	1.10
Class C	2.10	2.10
Institutional Class	1.10	1.10
Institutional 2 Class	1.03	1.00
Institutional 3 Class	0.97	0.95
Class R	1.60	1.60
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 29, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
834,191,000	113,359,000	(47,840,000)	65,519,000
24	Columbia Small Cap Growth Fund I | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $480,356,220 and $309,722,203, respectively, for the six months ended February 29, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended February 29, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	10,600,000	2.16	1
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 29, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The
Columbia Small Cap Growth Fund I | Semiannual Report 2020	25

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended February 29, 2020.
Note 9. Significant risks
Health care sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting
26	Columbia Small Cap Growth Fund I | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At February 29, 2020, affiliated shareholders of record owned 17.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Small Cap Growth Fund I | Semiannual Report 2020	27

Columbia Small Cap Growth Fund I
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR226_08_K01_(04/20)

SemiAnnual Report
February 29, 2020
Columbia Disciplined Small Core Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Disciplined Small Core Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Disciplined Small Core Fund  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Brian Condon, CFA*
Co-Portfolio Manager
Managed Fund since 2016
Peter Albanese
Co-Portfolio Manager
Managed Fund since 2017
*Brian Condon has announced that he plans to retire from the Investment Manager on May 31, 2020. Until then, Mr. Condon will continue to serve as a Co-Portfolio Manager of the Fund.
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 29, 2020)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/98	-2.44	-12.06	-0.54	6.30
	Including sales charges		-8.05	-17.10	-1.71	5.67
Advisor Class*		11/08/12	-2.36	-11.86	-0.32	6.54
Class C	Excluding sales charges	11/18/02	-2.80	-12.73	-1.33	5.48
	Including sales charges		-3.77	-13.60	-1.33	5.48
Institutional Class		12/14/92	-2.43	-11.90	-0.30	6.55
Institutional 2 Class*		11/08/12	-2.41	-11.79	-0.20	6.66
Institutional 3 Class*		11/08/12	-2.34	-11.73	-0.15	6.68
Class V	Excluding sales charges	02/12/93	-2.44	-12.15	-0.56	6.26
	Including sales charges		-7.95	-17.14	-1.73	5.64
Russell 2000 Index			-0.52	-4.92	5.12	10.41
S&P SmallCap 600 Index			-2.93	-7.68	6.01	11.67
Returns for Class A shares and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes the securities of approximately 2,000 of the smallest companies in the Russell 3000 Index based on a combination of their market capitalization and current index membership.
The S&P SmallCap 600 Index tracks the performance of 600 domestic companies traded on major stock exchanges. The S&P SmallCap 600 is heavily weighted with the stocks of companies with small market capitalizations.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Disciplined Small Core Fund | Semiannual Report 2020	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at February 29, 2020)
Common Stocks	97.3
Money Market Funds	2.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 29, 2020)
Communication Services	2.1
Consumer Discretionary	11.4
Consumer Staples	2.9
Energy	2.5
Financials	17.5
Health Care	19.1
Industrials	15.1
Information Technology	14.3
Materials	3.8
Real Estate	7.7
Utilities	3.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Disciplined Small Core Fund | Semiannual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2019 — February 29, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	975.60	1,018.30	6.48	6.62	1.32
Advisor Class	1,000.00	1,000.00	976.40	1,019.54	5.26	5.37	1.07
Class C	1,000.00	1,000.00	972.00	1,014.57	10.15	10.37	2.07
Institutional Class	1,000.00	1,000.00	975.70	1,019.54	5.26	5.37	1.07
Institutional 2 Class	1,000.00	1,000.00	975.90	1,020.09	4.72	4.82	0.96
Institutional 3 Class	1,000.00	1,000.00	976.60	1,020.34	4.47	4.57	0.91
Class V	1,000.00	1,000.00	975.60	1,018.30	6.48	6.62	1.32
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Disciplined Small Core Fund | Semiannual Report 2020	5

Portfolio of Investments
February 29, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.3%
Issuer	Shares	Value ($)
Communication Services 2.0%
Interactive Media & Services 0.9%
DHI Group, Inc.(a)	68,500	156,180
Meet Group, Inc. (The)(a)	85,600	436,560
Yelp, Inc.(a)	1,700	53,159
Total		645,899
Media 1.0%
Gray Television, Inc.(a)	10,800	204,336
National CineMedia, Inc.	25,500	196,095
TechTarget, Inc.(a)	17,100	395,523
Total		795,954
Wireless Telecommunication Services 0.1%
Gogo(a)	27,200	98,192
Total Communication Services		1,540,045
Consumer Discretionary 11.1%
Auto Components 0.4%
Dana, Inc.	7,300	104,974
Modine Manufacturing Co.(a)	21,800	162,628
Total		267,602
Distributors 0.2%
Funko, Inc., Class A(a)	21,400	173,554
Diversified Consumer Services 0.9%
Collectors Universe, Inc.	15,600	358,878
Perdoceo Education Corp.(a)	23,600	352,348
Total		711,226
Hotels, Restaurants & Leisure 2.7%
Boyd Gaming Corp.	2,200	58,762
Brinker International, Inc.	6,100	209,535
Dine Brands Global, Inc.	5,700	466,545
Everi Holdings, Inc.(a)	40,300	419,120
Marriott Vacations Worldwide Corp.	4,625	447,608
SeaWorld Entertainment, Inc.(a)	16,200	440,802
Total		2,042,372
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Durables 1.1%
M/I Homes, Inc.(a)	8,200	305,286
Meritage Homes Corp.(a)	850	53,941
Taylor Morrison Home Corp., Class A(a)	22,600	508,952
Total		868,179
Internet & Direct Marketing Retail 0.8%
Stamps.com, Inc.(a)	4,200	592,662
Leisure Products 1.2%
Malibu Boats, Inc., Class A(a)	11,400	500,916
MasterCraft Boat Holdings, Inc.(a)	9,900	160,083
Sturm Ruger & Co., Inc.	4,900	235,396
Total		896,395
Specialty Retail 3.1%
Genesco, Inc.(a)	8,200	282,162
GNC Holdings, Inc., Class A(a)	71,900	120,792
Hibbett Sports, Inc.(a)	14,600	284,992
Lithia Motors, Inc., Class A	3,125	372,375
Rent-A-Center, Inc.	9,950	211,835
Restoration Hardware Holdings, Inc.(a)	1,125	204,075
Sleep Number Corp.(a)	7,200	317,160
Sportsman’s Warehouse Holdings, Inc.(a)	45,800	274,800
Tilly’s, Inc.	7,000	45,500
Zumiez, Inc.(a)	9,600	254,688
Total		2,368,379
Textiles, Apparel & Luxury Goods 0.7%
Deckers Outdoor Corp.(a)	3,025	525,745
Total Consumer Discretionary		8,446,114
Consumer Staples 2.9%
Food & Staples Retailing 1.0%
Ingles Markets, Inc., Class A	11,800	422,086
SpartanNash Co.	27,500	341,825
Total		763,911
Food Products 0.5%
John B. Sanfilippo & Son, Inc.	5,750	403,593
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Disciplined Small Core Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Personal Products 1.2%
Edgewell Personal Care Co.(a)	8,500	258,060
Medifast, Inc.	3,950	328,284
Usana Health Sciences, Inc.(a)	4,680	309,348
Total		895,692
Tobacco 0.2%
Vector Group Ltd.	9,295	108,008
Total Consumer Staples		2,171,204
Energy 2.4%
Energy Equipment & Services 1.0%
DMC Global Inc	3,200	115,392
Matrix Service Co.(a)	21,200	256,096
NexTier Oilfield Solutions, Inc.(a)	78,100	363,946
Total		735,434
Oil, Gas & Consumable Fuels 1.4%
California Resources Corp.(a)	25,500	161,925
CVR Energy, Inc.	12,700	360,934
Delek U.S. Holdings, Inc.	10,100	215,938
Dorian LPG Ltd.(a)	4,100	45,592
Southwestern Energy Co.(a)	44,700	63,474
W&T Offshore, Inc.(a)	18,200	47,320
World Fuel Services Corp.	6,800	192,304
Total		1,087,487
Total Energy		1,822,921
Financials 17.0%
Banks 7.6%
Atlantic Capital Bancshares, Inc.(a)	3,500	63,455
Bancorp, Inc. (The)(a)	40,300	490,451
ConnectOne Bancorp, Inc.	11,300	237,413
Customers Bancorp, Inc.(a)	20,350	412,901
First BanCorp	48,700	386,678
Fulton Financial Corp.	21,800	315,010
Great Southern Bancorp, Inc.	6,750	346,342
Hilltop Holdings, Inc.	20,100	418,683
Independent Bank Corp.	8,500	166,345
International Bancshares Corp.	13,100	446,710
Investors Bancorp, Inc.	43,800	461,652
Metropolitan Bank Holding Corp.(a)	1,500	64,125
Common Stocks (continued)
Issuer	Shares	Value ($)
Midland States Bancorp, Inc.	9,300	221,526
MidWestOne Financial Group, Inc.	3,400	97,682
Nicolet Bankshares, Inc.(a)	3,150	209,318
OFG Bancorp	22,000	368,280
Pacific Premier Bancorp, Inc.	16,300	421,029
Preferred Bank	6,200	317,006
QCR Holdings, Inc.	2,800	106,568
United Community Banks, Inc.	9,300	230,361
Total		5,781,535
Capital Markets 2.2%
Artisan Partners Asset Management, Inc., Class A	10,800	308,664
Cohen & Steers, Inc.	7,600	476,140
Federated Hermes, Inc., Class B	17,100	493,335
Waddell & Reed Financial, Inc., Class A	27,500	378,400
Total		1,656,539
Consumer Finance 1.8%
Encore Capital Group, Inc.(a)	13,100	486,796
Enova International, Inc.(a)	17,500	336,350
Nelnet, Inc., Class A	3,000	159,300
Regional Management Corp.(a)	15,400	395,010
Total		1,377,456
Insurance 1.6%
American Equity Investment Life Holding Co.	13,900	351,392
Employers Holdings, Inc.	11,400	439,356
Genworth Financial, Inc., Class A(a)	51,100	199,290
Selective Insurance Group, Inc.	1,350	75,303
Universal Insurance Holdings, Inc.	6,900	142,761
Total		1,208,102
Mortgage Real Estate Investment Trusts (REITS) 0.1%
PennyMac Mortgage Investment Trust	3,500	72,450
Thrifts & Mortgage Finance 3.7%
Essent Group Ltd.	13,000	567,320
Federal Agricultural Mortgage Corp.	5,800	435,348
Flagstar Bancorp, Inc.	12,600	401,688
Meta Financial Group, Inc.	13,100	430,335

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Small Core Fund | Semiannual Report 2020	7

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
NMI Holdings, Inc., Class A(a)	17,200	401,448
Radian Group, Inc.	27,200	577,728
Total		2,813,867
Total Financials		12,909,949
Health Care 18.6%
Biotechnology 8.0%
ACADIA Pharmaceuticals, Inc.(a)	10,320	441,077
Acceleron Pharma, Inc.(a)	1,940	166,704
Arcutis Biotherapeutics, Inc.(a)	11,883	315,791
Arena Pharmaceuticals, Inc.(a)	9,400	419,240
Arrowhead Pharmaceuticals, Inc.(a)	3,940	139,318
Atara Biotherapeutics, Inc.(a)	7,630	92,705
Black Diamond Therapeutics, Inc.(a)	7,215	194,733
bluebird bio, Inc.(a)	2,920	211,204
Blueprint Medicines Corp.(a)	3,410	184,583
Dynavax Technologies Corp.(a)	35,555	140,264
Fate Therapeutics, Inc.(a)	8,270	241,484
Gossamer Bio, Inc.(a)	7,371	96,781
Immunomedics, Inc.(a)	24,180	386,880
Insmed, Inc.(a)	13,040	324,696
Karuna Therapeutics, Inc.(a)	780	68,063
Mirati Therapeutics, Inc.(a)	3,160	282,788
Precision BioSciences, Inc.(a)	14,014	112,252
Revolution Medicines, Inc.(a)	17,911	560,077
Rubius Therapeutics, Inc.(a)	11,210	93,828
Sage Therapeutics, Inc.(a)	4,865	228,655
Sarepta Therapeutics, Inc.(a)	2,000	228,940
SpringWorks Therapeutics, Inc.(a)	10,561	337,530
TCR2 Therapeutics, Inc.(a)	13,890	165,013
Turning Point Therapeutics, Inc.(a)	5,458	270,553
Ultragenyx Pharmaceutical, Inc.(a)	2,290	128,423
uniQure NV(a)	4,120	212,015
Total		6,043,597
Health Care Equipment & Supplies 3.6%
Angiodynamics, Inc.(a)	23,300	267,717
CryoLife, Inc.(a)	8,700	222,981
Integer Holdings Corp.(a)	6,700	604,139
Lantheus Holdings, Inc.(a)	26,100	405,855
Natus Medical, Inc.(a)	15,000	403,200
Common Stocks (continued)
Issuer	Shares	Value ($)
NuVasive, Inc.(a)	3,350	220,464
Quidel Corp.(a)	4,300	332,132
Varex Imaging Corp.(a)	13,700	318,114
Total		2,774,602
Health Care Providers & Services 1.5%
Corvel Corp.(a)	2,950	203,373
Cross Country Healthcare, Inc.(a)	22,400	212,352
Magellan Health, Inc.(a)	7,000	420,070
Owens & Minor, Inc.	22,600	154,358
Tenet Healthcare Corp.(a)	4,600	120,888
Total		1,111,041
Health Care Technology 1.3%
HealthStream, Inc.(a)	16,600	403,712
Omnicell, Inc.(a)	6,950	566,217
Total		969,929
Life Sciences Tools & Services 1.6%
Medpace Holdings, Inc.(a)	6,450	580,113
Syneos Health, Inc.(a)	10,600	671,510
Total		1,251,623
Pharmaceuticals 2.6%
Aerie Pharmaceuticals, Inc.(a)	6,860	120,050
Amphastar Pharmaceuticals, Inc.(a)	16,900	260,091
GW Pharmaceuticals PLC, ADR(a)	2,865	293,118
Odonate Therapeutics, Inc.(a)	8,600	254,474
Prestige Consumer Healthcare, Inc.(a)	12,400	463,264
Reata Pharmaceuticals, Inc., Class A(a)	2,505	487,849
Supernus Pharmaceuticals, Inc.(a)	5,655	101,733
Total		1,980,579
Total Health Care		14,131,371
Industrials 14.7%
Air Freight & Logistics 0.3%
Radiant Logistics, Inc.(a)	47,300	208,120
Airlines 0.2%
Skywest, Inc.	4,000	181,600
Building Products 3.4%
American Woodmark Corp.(a)	5,050	423,039
Builders FirstSource, Inc.(a)	23,500	533,685
Caesarstone Ltd.	25,000	270,250

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Disciplined Small Core Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
CSW Industrials, Inc.	6,300	414,792
Gibraltar Industries, Inc.(a)	10,220	517,847
Quanex Building Products Corp.	26,400	443,520
Total		2,603,133
Commercial Services & Supplies 1.8%
Brady Corp., Class A	8,200	388,188
Deluxe Corp.	5,300	176,490
Herman Miller, Inc.	11,400	390,336
HNI Corp.	12,000	393,960
Total		1,348,974
Construction & Engineering 1.9%
EMCOR Group, Inc.	6,850	526,902
Great Lakes Dredge & Dock Corp.(a)	43,470	421,659
MasTec, Inc.(a)	9,750	478,530
Total		1,427,091
Electrical Equipment 0.7%
Atkore International Group, Inc.(a)	13,500	498,285
Machinery 1.7%
Lydall, Inc.(a)	15,100	179,841
Mueller Industries, Inc.	16,000	447,680
Rexnord Corp.	9,000	262,440
SPX Corp.(a)	9,500	398,335
Total		1,288,296
Marine 0.4%
Costamare, Inc.	50,200	327,806
Professional Services 1.6%
Barrett Business Services, Inc.	5,250	314,475
FTI Consulting, Inc.(a)	2,100	236,439
Heidrick & Struggles International, Inc.	13,400	298,820
Kforce, Inc.	12,800	389,888
Total		1,239,622
Road & Rail 0.2%
ArcBest Corp.	7,800	154,518
Trading Companies & Distributors 2.5%
BMC Stock Holdings, Inc.(a)	19,200	470,976
Foundation Building Materials, Inc.(a)	20,900	326,040
GMS, Inc.(a)	17,500	399,875
Common Stocks (continued)
Issuer	Shares	Value ($)
MRC Global, Inc.(a)	41,300	359,310
Veritiv Corp.(a)	27,800	334,712
Total		1,890,913
Total Industrials		11,168,358
Information Technology 13.9%
Communications Equipment 0.6%
ADTRAN, Inc.	20,310	163,394
Comtech Telecommunications Corp.	9,800	274,596
Total		437,990
Electronic Equipment, Instruments & Components 3.9%
Badger Meter, Inc.	1,200	72,252
Benchmark Electronics, Inc.	17,200	467,496
Methode Electronics, Inc.	14,000	429,240
Rogers Corp.(a)	4,125	478,500
Sanmina Corp.(a)	16,300	428,527
Scansource, Inc.(a)	7,600	216,068
Vishay Intertechnology, Inc.	27,600	516,120
Vishay Precision Group, Inc.(a)	13,000	357,110
Total		2,965,313
IT Services 4.2%
Cardtronics PLC, Class A(a)	12,700	460,629
Cass Information Systems, Inc.	1,960	92,022
EVERTEC, Inc.	15,200	451,136
ExlService Holdings, Inc.(a)	1,750	130,637
Hackett Group	7,000	107,800
KBR, Inc.	17,100	443,916
MAXIMUS, Inc.	3,050	192,211
NIC, Inc.	21,400	391,406
Perspecta, Inc.	23,300	581,801
TTEC Holdings, Inc.	9,500	355,585
Total		3,207,143
Semiconductors & Semiconductor Equipment 2.4%
Amkor Technology, Inc.(a)	39,200	409,052
Cirrus Logic, Inc.(a)	800	54,912
Formfactor, Inc.(a)	2,300	51,451
Synaptics, Inc.(a)	7,300	482,165

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Small Core Fund | Semiannual Report 2020	9

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Ultra Clean Holdings, Inc.(a)	20,100	420,291
Xperi Corp.	25,300	434,907
Total		1,852,778
Software 2.8%
j2 Global, Inc.	6,775	591,661
MicroStrategy, Inc., Class A(a)	450	60,822
Progress Software Corp.	12,400	462,396
Qualys, Inc.(a)	6,500	521,170
SPS Commerce, Inc.(a)	8,700	457,620
Total		2,093,669
Total Information Technology		10,556,893
Materials 3.7%
Chemicals 0.7%
Chase Corp.	1,550	137,624
Innospec, Inc.	4,100	354,814
Koppers Holdings, Inc.(a)	3,300	72,138
Total		564,576
Construction Materials 0.4%
U.S. Concrete, Inc.(a)	11,000	295,240
Metals & Mining 1.4%
Commercial Metals Co.	24,600	449,196
Materion Corp.	6,900	312,846
Schnitzer Steel Industries, Inc., Class A	19,700	324,656
Total		1,086,698
Paper & Forest Products 1.2%
Schweitzer-Mauduit International, Inc.	12,700	428,244
Verso Corp., Class A(a)	28,100	458,311
Total		886,555
Total Materials		2,833,069
Real Estate 7.4%
Equity Real Estate Investment Trusts (REITS) 6.9%
Alexander’s, Inc.	180	55,980
American Assets Trust, Inc.	10,100	418,645
Ashford Hospitality Trust, Inc.	141,100	304,776
CoreCivic, Inc.	24,600	364,326
CorEnergy Infrastructure Trust, Inc.	10,006	349,209
EastGroup Properties, Inc.	4,775	600,361
Independence Realty Trust, Inc.	22,600	299,676
Common Stocks (continued)
Issuer	Shares	Value ($)
Investors Real Estate Trust	6,648	468,352
Lexington Realty Trust	48,100	498,797
New Senior Investment Group, Inc.	7,600	46,132
PS Business Parks, Inc.	3,405	505,813
Retail Value, Inc.	13,183	366,356
Ryman Hospitality Properties, Inc.	1,350	93,838
Uniti Group, Inc.	55,100	537,776
Washington Prime Group, Inc.	33,900	93,225
Xenia Hotels & Resorts, Inc.	16,800	251,328
Total		5,254,590
Real Estate Management & Development 0.5%
RE/MAX Holdings, Inc., Class A	1,900	55,385
RMR Group, Inc. (The), Class A	9,200	342,792
Total		398,177
Total Real Estate		5,652,767
Utilities 3.6%
Electric Utilities 0.9%
Otter Tail Corp.	1,100	53,471
Portland General Electric Co.	11,300	614,833
Total		668,304
Gas Utilities 1.2%
Chesapeake Utilities Corp.	5,075	433,913
Southwest Gas Holdings, Inc.	6,850	443,058
Total		876,971
Multi-Utilities 1.5%
Avista Corp.	10,500	495,075
NorthWestern Corp.	4,100	288,394
Unitil Corp.	6,500	366,210
Total		1,149,679
Total Utilities		2,694,954
Total Common Stocks (Cost $75,639,338)		73,927,645

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Disciplined Small Core Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Money Market Funds 2.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.641%(b),(c)	2,033,606	2,033,606
Total Money Market Funds (Cost $2,033,563)		2,033,606
Total Investments in Securities (Cost: $77,672,901)		75,961,251
Other Assets & Liabilities, Net		(24,639)
Net Assets		75,936,612
At February 29, 2020, securities and/or cash totaling $102,400 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Russell 2000 Index E-mini	30	03/2020	USD	2,212,350	—	(293,719)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 29, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended February 29, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.641%
	—	11,022,345	(8,988,739)	2,033,606	390	43	14,872	2,033,606
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Small Core Fund | Semiannual Report 2020	11

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Fair value measurements  (continued)
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	1,540,045	—	—	1,540,045
Consumer Discretionary	8,446,114	—	—	8,446,114
Consumer Staples	2,171,204	—	—	2,171,204
Energy	1,822,921	—	—	1,822,921
Financials	12,909,949	—	—	12,909,949
Health Care	14,131,371	—	—	14,131,371
Industrials	11,168,358	—	—	11,168,358
Information Technology	10,556,893	—	—	10,556,893
Materials	2,833,069	—	—	2,833,069
Real Estate	5,652,767	—	—	5,652,767
Utilities	2,694,954	—	—	2,694,954
Total Common Stocks	73,927,645	—	—	73,927,645
Money Market Funds	2,033,606	—	—	2,033,606
Total Investments in Securities	75,961,251	—	—	75,961,251
Investments in Derivatives
Liability
Futures Contracts	(293,719)	—	—	(293,719)
Total	75,667,532	—	—	75,667,532
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Disciplined Small Core Fund | Semiannual Report 2020

Statement of Assets and Liabilities
February 29, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $75,639,338)	$73,927,645
Affiliated issuers (cost $2,033,563)	2,033,606
Margin deposits on:
Futures contracts	102,400
Receivable for:
Capital shares sold	6,542
Dividends	47,860
Expense reimbursement due from Investment Manager	388
Prepaid expenses	243
Trustees’ deferred compensation plan	141,087
Other assets	28,346
Total assets	76,288,117
Liabilities
Payable for:
Capital shares purchased	152,229
Variation margin for futures contracts	18,585
Management services fees	1,791
Distribution and/or service fees	484
Transfer agent fees	11,259
Compensation of board members	1,267
Compensation of chief compliance officer	4
Other expenses	24,799
Trustees’ deferred compensation plan	141,087
Total liabilities	351,505
Net assets applicable to outstanding capital stock	$75,936,612
Represented by
Paid in capital	83,263,315
Total distributable earnings (loss)	(7,326,703)
Total - representing net assets applicable to outstanding capital stock	$75,936,612
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Small Core Fund | Semiannual Report 2020	13

Statement of Assets and Liabilities  (continued)
February 29, 2020 (Unaudited)
Class A
Net assets	$23,907,726
Shares outstanding	5,200,951
Net asset value per share	$4.60
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$4.88
Advisor Class
Net assets	$860,573
Shares outstanding	154,459
Net asset value per share	$5.57
Class C
Net assets	$1,976,463
Shares outstanding	1,217,984
Net asset value per share	$1.62
Institutional Class
Net assets	$10,782,306
Shares outstanding	1,997,406
Net asset value per share	$5.40
Institutional 2 Class
Net assets	$373,213
Shares outstanding	66,150
Net asset value per share	$5.64
Institutional 3 Class
Net assets	$226,605
Shares outstanding	39,544
Net asset value per share	$5.73
Class V
Net assets	$37,809,726
Shares outstanding	9,000,868
Net asset value per share	$4.20
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$4.46
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Disciplined Small Core Fund | Semiannual Report 2020

Statement of Operations
Six Months Ended February 29, 2020 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$684,605
Dividends — affiliated issuers	14,872
Foreign taxes withheld	(3,604)
Total income	695,873
Expenses:
Management services fees	378,840
Distribution and/or service fees
Class A	35,615
Class C	12,976
Class V	54,079
Transfer agent fees
Class A	25,587
Advisor Class	928
Class C	2,330
Institutional Class	11,693
Institutional 2 Class	156
Institutional 3 Class	27
Class V	38,832
Compensation of board members	7,883
Custodian fees	5,908
Printing and postage fees	10,809
Registration fees	47,383
Audit fees	14,294
Legal fees	994
Compensation of chief compliance officer	14
Other	5,918
Total expenses	654,266
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(76,420)
Expense reduction	(1,593)
Total net expenses	576,253
Net investment income	119,620
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(215,619)
Investments — affiliated issuers	390
Futures contracts	142,966
Net realized loss	(72,263)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(990,568)
Investments — affiliated issuers	43
Futures contracts	(264,247)
Net change in unrealized appreciation (depreciation)	(1,254,772)
Net realized and unrealized loss	(1,327,035)
Net decrease in net assets resulting from operations	$(1,207,415)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Small Core Fund | Semiannual Report 2020	15

Statement of Changes in Net Assets
	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Operations
Net investment income	$119,620	$390,165
Net realized loss	(72,263)	(1,604,233)
Net change in unrealized appreciation (depreciation)	(1,254,772)	(23,760,615)
Net decrease in net assets resulting from operations	(1,207,415)	(24,974,683)
Distributions to shareholders
Net investment income and net realized gains
Class A	(215,727)	(8,732,915)
Advisor Class	(8,297)	(298,122)
Class C	(5,537)	(2,286,002)
Institutional Class	(108,046)	(4,509,687)
Institutional 2 Class	(4,400)	(100,346)
Institutional 3 Class	(2,523)	(70,786)
Class T	—	(23,229)
Class V	(355,921)	(13,199,232)
Total distributions to shareholders	(700,451)	(29,220,319)
Increase (decrease) in net assets from capital stock activity	(7,989,057)	649,238
Total decrease in net assets	(9,896,923)	(53,545,764)
Net assets at beginning of period	85,833,535	139,379,299
Net assets at end of period	$75,936,612	$85,833,535
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Disciplined Small Core Fund | Semiannual Report 2020

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	February 29, 2020 (Unaudited)		August 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	120,785	624,917	888,655	4,698,564
Distributions reinvested	36,885	192,169	1,529,127	7,553,890
Redemptions	(803,845)	(4,171,067)	(1,818,328)	(10,141,615)
Net increase (decrease)	(646,175)	(3,353,981)	599,454	2,110,839
Advisor Class
Subscriptions	13,576	85,472	31,081	212,866
Distributions reinvested	1,313	8,297	49,937	298,121
Redemptions	(32,666)	(209,628)	(74,472)	(466,700)
Net increase (decrease)	(17,777)	(115,859)	6,546	44,287
Class C
Subscriptions	52,720	95,455	344,092	628,573
Distributions reinvested	2,438	4,485	1,084,924	1,898,617
Redemptions	(440,857)	(800,917)	(1,157,717)	(2,152,318)
Net increase (decrease)	(385,699)	(700,977)	271,299	374,872
Institutional Class
Subscriptions	57,131	349,202	267,867	1,692,305
Distributions reinvested	16,173	98,981	652,638	3,778,774
Redemptions	(366,019)	(2,220,998)	(2,209,170)	(15,135,793)
Net decrease	(292,715)	(1,772,815)	(1,288,665)	(9,664,714)
Institutional 2 Class
Subscriptions	9,638	59,006	33,987	214,869
Distributions reinvested	688	4,400	16,614	100,346
Redemptions	(16,023)	(105,220)	(33,406)	(210,168)
Net increase (decrease)	(5,697)	(41,814)	17,195	105,047
Institutional 3 Class
Subscriptions	4,601	29,834	11,643	76,191
Distributions reinvested	383	2,487	11,347	69,674
Redemptions	(9,108)	(60,054)	(37,567)	(282,957)
Net decrease	(4,124)	(27,733)	(14,577)	(137,092)
Class T
Distributions reinvested	—	—	4,656	23,001
Redemptions	—	—	(17,980)	(85,412)
Net decrease	—	—	(13,324)	(62,411)
Class V
Subscriptions	26,854	127,339	705,670	3,193,461
Distributions reinvested	54,656	260,163	2,145,976	9,699,811
Redemptions	(499,635)	(2,363,380)	(1,016,835)	(5,014,862)
Net increase (decrease)	(418,125)	(1,975,878)	1,834,811	7,878,410
Total net increase (decrease)	(1,770,312)	(7,989,057)	1,412,739	649,238
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Small Core Fund | Semiannual Report 2020	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 2/29/2020 (Unaudited)	$4.75	0.01	(0.12)	—	(0.11)	(0.04)	—	(0.04)
Year Ended 8/31/2019	$8.00	0.02	(1.49)	—	(1.47)	(0.08)	(1.70)	(1.78)
Year Ended 8/31/2018	$8.45	(0.00)(e)	1.26	0.00(e)	1.26	(0.02)	(1.69)	(1.71)
Year Ended 8/31/2017	$11.81	0.02	0.94	—	0.96	(0.03)	(4.29)	(4.32)
Year Ended 8/31/2016	$16.72	0.00(e)	0.65	—	0.65	(0.01)	(5.55)	(5.56)
Year Ended 8/31/2015	$19.57	(0.06)	(1.21)	—	(1.27)	(0.01)	(1.57)	(1.58)
Advisor Class
Six Months Ended 2/29/2020 (Unaudited)	$5.75	0.02	(0.15)	—	(0.13)	(0.05)	—	(0.05)
Year Ended 8/31/2019	$9.23	0.04	(1.74)	—	(1.70)	(0.08)	(1.70)	(1.78)
Year Ended 8/31/2018	$9.49	0.02	1.45	0.00(e)	1.47	(0.04)	(1.69)	(1.73)
Year Ended 8/31/2017	$12.79	0.05	0.99	—	1.04	(0.05)	(4.29)	(4.34)
Year Ended 8/31/2016	$17.63	0.03	0.70	—	0.73	(0.02)	(5.55)	(5.57)
Year Ended 8/31/2015	$20.51	(0.02)	(1.26)	—	(1.28)	(0.03)	(1.57)	(1.60)
Class C
Six Months Ended 2/29/2020 (Unaudited)	$1.67	(0.00)(e)	(0.05)	—	(0.05)	(0.00)(e)	—	(0.00)(e)
Year Ended 8/31/2019	$4.21	(0.01)	(0.75)	—	(0.76)	(0.08)	(1.70)	(1.78)
Year Ended 8/31/2018	$5.21	(0.03)	0.72	0.00(e)	0.69	—	(1.69)	(1.69)
Year Ended 8/31/2017	$8.84	(0.03)	0.69	—	0.66	—	(4.29)	(4.29)
Year Ended 8/31/2016	$13.93	(0.07)	0.53	—	0.46	—	(5.55)	(5.55)
Year Ended 8/31/2015	$16.68	(0.17)	(1.01)	—	(1.18)	—	(1.57)	(1.57)
Institutional Class
Six Months Ended 2/29/2020 (Unaudited)	$5.58	0.01	(0.14)	—	(0.13)	(0.05)	—	(0.05)
Year Ended 8/31/2019	$9.00	0.04	(1.68)	—	(1.64)	(0.08)	(1.70)	(1.78)
Year Ended 8/31/2018	$9.30	0.02	1.41	0.00(e)	1.43	(0.04)	(1.69)	(1.73)
Year Ended 8/31/2017	$12.61	0.05	0.98	—	1.03	(0.05)	(4.29)	(4.34)
Year Ended 8/31/2016	$17.46	0.03	0.69	—	0.72	(0.02)	(5.55)	(5.57)
Year Ended 8/31/2015	$20.33	(0.02)	(1.25)	—	(1.27)	(0.03)	(1.57)	(1.60)
Institutional 2 Class
Six Months Ended 2/29/2020 (Unaudited)	$5.83	0.02	(0.15)	—	(0.13)	(0.06)	—	(0.06)
Year Ended 8/31/2019	$9.31	0.05	(1.75)	—	(1.70)	(0.08)	(1.70)	(1.78)
Year Ended 8/31/2018	$9.56	0.02	1.47	0.00(e)	1.49	(0.05)	(1.69)	(1.74)
Year Ended 8/31/2017	$12.85	0.06	1.01	—	1.07	(0.07)	(4.29)	(4.36)
Year Ended 8/31/2016	$17.68	0.05	0.70	—	0.75	(0.03)	(5.55)	(5.58)
Year Ended 8/31/2015	$20.55	0.02	(1.28)	—	(1.26)	(0.04)	(1.57)	(1.61)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Disciplined Small Core Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 2/29/2020 (Unaudited)	$4.60	(2.44%)	1.49%(c)	1.32%(c),(d)	0.25%(c)	40%	$23,908
Year Ended 8/31/2019	$4.75	(19.21%)	1.49%	1.35%	0.36%	87%	$27,782
Year Ended 8/31/2018	$8.00	16.70%(f)	1.43%(g)	1.37%(d),(g)	(0.00%)(e)	87%	$41,991
Year Ended 8/31/2017	$8.45	8.22%	1.42%(h)	1.37%(d),(h)	0.26%	87%	$48,138
Year Ended 8/31/2016	$11.81	4.32%	1.39%	1.38%(d)	0.01%	112%	$74,434
Year Ended 8/31/2015	$16.72	(6.81%)	1.36%	1.36%(d)	(0.35%)	23%	$137,486
Advisor Class
Six Months Ended 2/29/2020 (Unaudited)	$5.57	(2.36%)	1.24%(c)	1.07%(c),(d)	0.49%(c)	40%	$861
Year Ended 8/31/2019	$5.75	(19.11%)	1.24%	1.10%	0.61%	87%	$991
Year Ended 8/31/2018	$9.23	17.17%(f)	1.19%(g)	1.12%(d),(g)	0.20%	87%	$1,529
Year Ended 8/31/2017	$9.49	8.30%	1.16%(h)	1.12%(d),(h)	0.47%	87%	$667
Year Ended 8/31/2016	$12.79	4.64%	1.14%	1.13%(d)	0.26%	112%	$2,926
Year Ended 8/31/2015	$17.63	(6.56%)	1.11%	1.11%(d)	(0.09%)	23%	$6,123
Class C
Six Months Ended 2/29/2020 (Unaudited)	$1.62	(2.80%)	2.24%(c)	2.07%(c),(d)	(0.50%)(c)	40%	$1,976
Year Ended 8/31/2019	$1.67	(19.95%)	2.24%	2.10%	(0.39%)	87%	$2,685
Year Ended 8/31/2018	$4.21	15.81%(f)	2.18%(g)	2.12%(d),(g)	(0.73%)	87%	$5,613
Year Ended 8/31/2017	$5.21	7.34%	2.17%(h)	2.12%(d),(h)	(0.49%)	87%	$10,530
Year Ended 8/31/2016	$8.84	3.62%	2.14%	2.13%(d)	(0.73%)	112%	$15,654
Year Ended 8/31/2015	$13.93	(7.53%)	2.11%	2.11%(d)	(1.09%)	23%	$22,625
Institutional Class
Six Months Ended 2/29/2020 (Unaudited)	$5.40	(2.43%)	1.24%(c)	1.07%(c),(d)	0.50%(c)	40%	$10,782
Year Ended 8/31/2019	$5.58	(18.92%)	1.24%	1.10%	0.57%	87%	$12,772
Year Ended 8/31/2018	$9.00	17.06%(f)	1.18%(g)	1.12%(d),(g)	0.27%	87%	$32,221
Year Ended 8/31/2017	$9.30	8.34%	1.18%(h)	1.12%(d),(h)	0.50%	87%	$43,415
Year Ended 8/31/2016	$12.61	4.64%	1.14%	1.13%(d)	0.22%	112%	$58,911
Year Ended 8/31/2015	$17.46	(6.56%)	1.11%	1.11%(d)	(0.09%)	23%	$239,255
Institutional 2 Class
Six Months Ended 2/29/2020 (Unaudited)	$5.64	(2.41%)	1.13%(c)	0.96%(c)	0.61%(c)	40%	$373
Year Ended 8/31/2019	$5.83	(18.91%)	1.12%	0.97%	0.75%	87%	$419
Year Ended 8/31/2018	$9.31	17.26%(f)	1.04%(g)	1.00%(g)	0.17%	87%	$509
Year Ended 8/31/2017	$9.56	8.47%	1.04%(h)	1.02%(h)	0.57%	87%	$2,751
Year Ended 8/31/2016	$12.85	4.76%	0.98%	0.98%	0.35%	112%	$2,876
Year Ended 8/31/2015	$17.68	(6.43%)	0.93%	0.93%	0.10%	23%	$12,955
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Small Core Fund | Semiannual Report 2020	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 2/29/2020 (Unaudited)	$5.92	0.02	(0.15)	—	(0.13)	(0.06)	—	(0.06)
Year Ended 8/31/2019	$9.42	0.05	(1.77)	—	(1.72)	(0.08)	(1.70)	(1.78)
Year Ended 8/31/2018	$9.66	0.05	1.46	0.00(e)	1.51	(0.06)	(1.69)	(1.75)
Year Ended 8/31/2017	$12.94	0.06	1.02	—	1.08	(0.07)	(4.29)	(4.36)
Year Ended 8/31/2016	$17.76	0.06	0.70	—	0.76	(0.03)	(5.55)	(5.58)
Year Ended 8/31/2015	$20.63	0.03	(1.29)	—	(1.26)	(0.04)	(1.57)	(1.61)
Class V
Six Months Ended 2/29/2020 (Unaudited)	$4.34	0.01	(0.11)	—	(0.10)	(0.04)	—	(0.04)
Year Ended 8/31/2019	$7.50	0.02	(1.40)	—	(1.38)	(0.08)	(1.70)	(1.78)
Year Ended 8/31/2018	$8.01	(0.00)(e)	1.20	0.00(e)	1.20	(0.02)	(1.69)	(1.71)
Year Ended 8/31/2017	$11.41	0.02	0.90	—	0.92	(0.03)	(4.29)	(4.32)
Year Ended 8/31/2016	$16.33	0.00(e)	0.64	—	0.64	(0.01)	(5.55)	(5.56)
Year Ended 8/31/2015	$19.16	(0.06)	(1.19)	—	(1.25)	(0.01)	(1.57)	(1.58)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.04%.
(g)	Ratios include line of credit interest expense which is less than 0.01%.
(h)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Class V
08/31/2017	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Disciplined Small Core Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 2/29/2020 (Unaudited)	$5.73	(2.34%)	1.08%(c)	0.91%(c)	0.66%(c)	40%	$227
Year Ended 8/31/2019	$5.92	(18.92%)	1.06%	0.92%	0.76%	87%	$259
Year Ended 8/31/2018	$9.42	17.24%(f)	0.98%(g)	0.95%(g)	0.55%	87%	$548
Year Ended 8/31/2017	$9.66	8.57%	1.00%	0.98%	0.57%	87%	$48,689
Year Ended 8/31/2016	$12.94	4.83%	0.94%	0.94%	0.49%	112%	$6,736
Year Ended 8/31/2015	$17.76	(6.39%)	0.88%	0.88%	0.17%	23%	$3,024
Class V
Six Months Ended 2/29/2020 (Unaudited)	$4.20	(2.44%)	1.49%(c)	1.32%(c),(d)	0.24%(c)	40%	$37,810
Year Ended 8/31/2019	$4.34	(19.32%)	1.49%	1.35%	0.36%	87%	$40,925
Year Ended 8/31/2018	$7.50	16.87%(f)	1.43%(g)	1.37%(d),(g)	(0.01%)	87%	$56,862
Year Ended 8/31/2017	$8.01	8.12%	1.43%(h)	1.37%(d),(h)	0.25%	87%	$54,908
Year Ended 8/31/2016	$11.41	4.35%	1.39%	1.38%(d)	0.03%	112%	$60,071
Year Ended 8/31/2015	$16.33	(6.87%)	1.38%	1.38%(d)	(0.36%)	23%	$65,184
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Small Core Fund | Semiannual Report 2020	21

Notes to Financial Statements
February 29, 2020 (Unaudited)
Note 1. Organization
Columbia Disciplined Small Core Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Effective December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
22	Columbia Disciplined Small Core Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Disciplined Small Core Fund | Semiannual Report 2020	23

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to the securities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
24	Columbia Disciplined Small Core Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 29, 2020:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	293,719*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended February 29, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	142,966
Total	142,966

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(264,247)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended February 29, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	1,918,075

*	Based on the ending quarterly outstanding amounts for the six months ended February 29, 2020.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Columbia Disciplined Small Core Fund | Semiannual Report 2020	25

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.85% to 0.73% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended February 29, 2020 was 0.85% of the Fund’s average daily net assets.
26	Columbia Disciplined Small Core Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended February 29, 2020, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.18
Advisor Class	0.18
Class C	0.18
Institutional Class	0.18
Institutional 2 Class	0.07
Institutional 3 Class	0.02
Class V	0.18
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended February 29, 2020, these minimum account balance fees reduced total expenses of the Fund by $1,593.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the
Columbia Disciplined Small Core Fund | Semiannual Report 2020	27

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10% and 0.75% of the average daily net assets attributable to Class A and Class C shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the six months ended February 29, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	3,809
Class C	—	1.00(b)	96
Class V	5.75	0.50 - 1.00(a)	1,158

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through December 31, 2020
Class A	1.33%
Advisor Class	1.08
Class C	2.08
Institutional Class	1.08
Institutional 2 Class	0.96
Institutional 3 Class	0.91
Class V	1.33
28	Columbia Disciplined Small Core Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 29, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
77,673,000	8,173,000	(10,178,000)	(2,005,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund will elect to treat the following late-year ordinary losses and post-October capital losses at August 31, 2019 as arising on September 1, 2019.
Late year ordinary losses ($)	Post-October capital losses ($)
—	3,932,037
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $34,053,415 and $42,204,010, respectively, for the six months ended February 29, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Disciplined Small Core Fund | Semiannual Report 2020	29

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended February 29, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended February 29, 2020.
Note 9. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect Fund,
30	Columbia Disciplined Small Core Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At February 29, 2020, one unaffiliated shareholder of record owned 17.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 10.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Columbia Disciplined Small Core Fund | Semiannual Report 2020	31

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
In February 2020, the Board of Trustees approved an Agreement and Plan of Reorganization to reorganize Columbia Disciplined Small Core Fund with and into Columbia Small Cap Value Fund I. Pursuant to applicable law (including the 1940 Act) the reorganization may be implemented without shareholder approval. The reorganization is expected to occur in the third quarter of 2020 and is expected to be a tax-free reorganization for U.S. federal income tax purposes.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Columbia Disciplined Small Core Fund | Semiannual Report 2020

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Columbia Disciplined Small Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR225_08_K01_(04/20)

SemiAnnual Report
February 29, 2020
Columbia Strategic Income Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Strategic Income Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Strategic Income Fund  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.
Portfolio management
Gene Tannuzzo, CFA
Co-Portfolio Manager
Managed Fund since 2010
Colin Lundgren, CFA
Co-Portfolio Manager
Managed Fund since 2010
Jason Callan
Co-Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended February 29, 2020)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/21/77	1.95	5.85	4.04	5.21
	Including sales charges		-2.89	0.89	3.02	4.70
Advisor Class*		11/08/12	2.12	6.23	4.30	5.40
Class C	Excluding sales charges	07/01/97	1.58	5.07	3.23	4.48
	Including sales charges		0.58	4.07	3.23	4.48
Institutional Class		01/29/99	1.95	6.04	4.26	5.46
Institutional 2 Class*		03/07/11	2.14	6.26	4.36	5.53
Institutional 3 Class*		06/13/13	2.17	6.34	4.40	5.48
Class R*		09/27/10	1.65	5.55	3.75	4.99
Bloomberg Barclays U.S. Aggregate Bond Index			3.39	11.68	3.58	3.93
ICE BofA US Cash Pay High Yield Constrained Index			1.33	5.91	5.16	7.13
FTSE Non-U.S. World Government Bond (All Maturities) Index - Unhedged			-0.65	5.74	2.60	1.47
JPMorgan Emerging Markets Bond Index-Global			2.65	9.89	5.74	6.48
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to August 29, 2014 reflects returns achieved pursuant to different principal investment strategies.
The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.
The ICE BofA US Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment-grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market.
The FTSE Non-U.S. World Government Bond (All Maturities) Index — Unhedged is calculated on a market-weighted basis and includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million, while excluding floating or variable rate bonds.
The JPMorgan Emerging Markets Bond Index — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.
Columbia Strategic Income Fund | Semiannual Report 2020	3

Fund at a Glance   (continued)
(Unaudited)
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Portfolio breakdown (%) (at February 29, 2020)
Asset-Backed Securities — Non-Agency	12.0
Commercial Mortgage-Backed Securities - Non-Agency	4.8
Common Stocks	0.0(a)
Corporate Bonds & Notes	33.1
Foreign Government Obligations	8.5
Inflation-Indexed Bonds	0.6
Money Market Funds	2.4
Options Purchased Calls	0.3
Residential Mortgage-Backed Securities - Agency	12.3
Residential Mortgage-Backed Securities - Non-Agency	19.6
Senior Loans	6.2
U.S. Treasury Obligations	0.2
Warrants	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at February 29, 2020)
AAA rating	13.7
AA rating	6.8
A rating	5.9
BBB rating	21.4
BB rating	15.4
B rating	14.9
CCC rating	2.4
CC rating	0.0(a)
D rating	0.0(a)
Not rated	19.5
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Strategic Income Fund | Semiannual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2019 — February 29, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,019.50	1,020.24	4.67	4.67	0.93
Advisor Class	1,000.00	1,000.00	1,021.20	1,021.48	3.42	3.42	0.68
Class C	1,000.00	1,000.00	1,015.80	1,016.51	8.42	8.42	1.68
Institutional Class	1,000.00	1,000.00	1,019.50	1,021.48	3.41	3.42	0.68
Institutional 2 Class	1,000.00	1,000.00	1,021.40	1,021.68	3.22	3.22	0.64
Institutional 3 Class	1,000.00	1,000.00	1,021.70	1,021.93	2.97	2.97	0.59
Class R	1,000.00	1,000.00	1,016.50	1,019.00	5.92	5.92	1.18
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Strategic Income Fund | Semiannual Report 2020	5

Portfolio of Investments
February 29, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 12.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Apidos CLO XXVIII(a),(b)
Series 2017-28A Class A1B
3-month USD LIBOR + 1.150% Floor 1.150% 01/20/2031	2.969%	20,750,000	20,344,089
ARES XLIV CLO Ltd.(a),(b)
Series 2017-44A Class D
3-month USD LIBOR + 6.550% 10/15/2029	8.381%	12,000,000	11,624,652
ARES XLVII CLO Ltd.(a),(b)
Series 2018-47A Class B
3-month USD LIBOR + 1.450% Floor 1.450% 04/15/2030	3.281%	11,200,000	11,103,814
ARES XXXVII CLO Ltd.(a),(b)
Series 2015-4A Class A3R
3-month USD LIBOR + 1.500% 10/15/2030	3.331%	25,250,000	25,160,615
Atrium XIII(a),(b)
Series 2013A Class B
3-month USD LIBOR + 1.500% 11/21/2030	3.306%	32,414,000	32,285,803
Avant Loans Funding Trust(a)
Series 2019-A Class B
12/15/2022	3.800%	9,600,000	9,750,564
Babson CLO Ltd.(a),(b)
Series 2015-2A Class B2R
3-month USD LIBOR + 1.590% 10/20/2030	3.409%	38,425,000	38,425,423
Ballyrock CLO Ltd.(a),(b)
Series 2018-1A Class A2
3-month USD LIBOR + 1.600% 04/20/2031	3.419%	8,686,000	8,606,601
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-4A Class BRR
3-month USD LIBOR + 1.420% Floor 1.420% 01/15/2031	3.251%	11,725,000	11,571,016
Series 2015-4A Class A2R
3-month USD LIBOR + 1.800% 07/20/2032	3.619%	14,400,000	14,409,619
CLUB Credit Trust(a)
Series 2018-NP1 Class C
05/15/2024	4.740%	3,654,156	3,669,263
Conn’s Receivables Funding LLC(a)
Series 2019-A Class A
10/16/2023	3.400%	3,767,238	3,788,746
Series 2019-A Class B
10/16/2023	4.360%	7,700,000	7,791,395
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019-B Class A
06/17/2024	2.660%	16,404,108	16,473,517
Series 2019-B Class B
06/17/2024	3.620%	16,500,000	16,571,283
Consumer Lending Receivables Trust(a)
Series 2019-A Class A
04/15/2026	3.520%	11,346,895	11,439,464
Consumer Loan Underlying Bond Club Certificate Issuer Trust(a)
Series 2019-HP1 Class A
12/15/2026	2.590%	10,370,915	10,468,816
Credit Suisse ABS Trust(a)
Series 2018-LD1 Class B
07/25/2024	4.280%	5,936,966	5,953,248
Dryden XXVIII Senior Loan Fund(a),(b)
Series 2013-28A Class A2LR
3-month USD LIBOR + 1.650% 08/15/2030	3.342%	23,650,000	23,653,855
LendingClub Receivables Trust(a)
Series 2019-1 Class A
07/17/2045	4.000%	14,451,322	14,561,892
Series 2019-11 Class A
12/15/2045	3.750%	12,630,502	12,670,463
Series 2019-2 Class A
08/15/2025	4.000%	19,120,139	19,238,835
Series 2019-3 Class A
10/15/2025	3.750%	20,070,645	20,137,068
Series 2019-7 Class A
01/15/2027	3.750%	19,382,796	19,637,736
Series 2019-8 Class A
12/15/2045	3.750%	10,705,393	10,812,611
Series 2020-1 Class A
01/16/2046	3.500%	28,097,000	28,165,812
Series 2020-2 Class A
02/15/2046	3.600%	13,391,000	13,448,281
LendingClub Receivables Trust(a),(c),(d)
Series 2020-T1 Class A
02/15/2046	3.500%	10,485,000	10,485,000
Madison Park Funding XXII Ltd.(a),(b)
Series 2016-22A Class DR
3-month USD LIBOR + 3.500% Floor 3.500% 01/15/2033	3.000%	10,900,000	10,899,913
Madison Park Funding XXIV Ltd.(a),(b)
Series 2016-24A Class BR
3-month USD LIBOR + 1.750% 10/20/2029	3.569%	14,000,000	14,007,994
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Strategic Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Madison Park Funding XXXII Ltd.(a),(b)
Series 2018-32A Class C
3-month USD LIBOR + 2.900% Floor 2.900% 01/22/2031	4.702%	6,000,000	6,026,106
Series 2018-32A Class D
3-month USD LIBOR + 4.100% Floor 4.100% 01/22/2031	5.902%	9,500,000	9,541,724
Morgan Stanley Resecuritization Pass-Through Trust(a),(c),(d)
Series 2018-SC1 Class B
09/18/2023	1.000%	4,750,233	4,702,731
OHA Credit Partners XIV Ltd.(a),(b)
Series 2017-14A Class B
3-month USD LIBOR + 1.500% 01/21/2030	3.319%	24,000,000	23,928,888
OZLM XI Ltd.(a),(b)
Series 2015-11A Class A2R
3-month USD LIBOR + 1.750% 10/30/2030	3.520%	14,700,000	14,701,000
OZLM XXI(a),(b)
Series 2017-21A Class A2
3-month USD LIBOR + 1.450% 01/20/2031	3.269%	18,500,000	18,324,990
Pagaya AI Debt Selection Trust(a),(d)
Series 2019-1 Class A
06/15/2026	3.690%	20,986,153	21,202,573
Pagaya AI Debt Selection Trust(a)
Series 2019-2 Class A2A
09/15/2026	3.929%	8,649,013	8,758,772
Series 2019-3 Class A
11/16/2026	3.821%	28,021,719	28,312,576
Palmer Square Loan Funding Ltd.(a),(b)
Series 2019-2A Class A2
3-month USD LIBOR + 1.600% Floor 1.600% 04/20/2027	3.419%	22,000,000	21,540,530
Prosper Marketplace Issuance Trust(a)
Series 2018-1A Class B
06/17/2024	3.900%	3,036,927	3,040,915
Series 2018-1A Class C
06/17/2024	4.870%	12,900,000	13,031,961
Series 2019-3A Class A
07/15/2025	3.190%	5,678,516	5,718,521
Subordinated Series 2017-2A Class C
09/15/2023	5.370%	5,359,065	5,424,412
Prosper Pass-Through Trust(a),(d)
Series 2019-ST2 Class A
11/15/2025	3.750%	15,544,160	15,544,161
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RR 1 LLC(a),(b)
Series 2017-1A Class A2R
3-month USD LIBOR + 1.700% 07/15/2029	3.531%	14,200,000	14,201,931
Series 2017-1A Class DR
3-month USD LIBOR + 6.500% 07/15/2029	8.331%	5,000,000	4,824,130
SoFi Professional Loan Program LLC(a),(c),(d),(e),(f)
Series 2015-D Class RC
10/26/2037	0.000%	25	5,833,333
Series 2016-A Class RIO
01/25/2038	0.000%	20	2,080,000
Series 2016-A Class RPO
01/25/2038	0.000%	20	5,280,000
Upstart Securitization Trust(a)
Series 2019-3 Class A
01/21/2030	2.684%	12,834,586	12,912,117
Voya CLO Ltd.(a),(b)
Series 2017-4A Class B
3-month USD LIBOR + 1.450% 10/15/2030	3.281%	14,400,000	14,254,402
Westlake Automobile Receivables Trust(a)
Subordinated Series 2019-3A Class E
03/17/2025	3.590%	9,080,000	9,242,083
Total Asset-Backed Securities — Non-Agency (Cost $747,752,426)			725,585,244

Commercial Mortgage-Backed Securities - Non-Agency 5.2%

BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class F
1-month USD LIBOR + 2.950% Floor 2.950% 10/15/2037	4.609%	9,200,000	9,200,109
BFLD Trust(a),(b)
Series 2019-DPLO Class F
1-month USD LIBOR + 2.540% Floor 2.540% 10/15/2034	4.305%	10,850,000	10,856,828
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class D
1-month USD LIBOR + 2.250% Floor 2.250% 07/15/2035	3.909%	6,000,000	5,992,543
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class F
1-month USD LIBOR + 2.900% Floor 2.900% 06/15/2035	4.559%	18,350,000	18,448,655
BX Trust(a)
Series 2019-OC11 Class E
12/09/2041	4.076%	7,750,000	8,249,095

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2020	7

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CALI Mortgage Trust(a),(g)
Series 2019-101C Class F
03/10/2039	4.324%	4,700,000	5,021,467
CHT 2017-COSMO Mortgage Trust(a),(b)
Series 2017-CSMO Class B
1-month USD LIBOR + 1.400% Floor 1.200% 11/15/2036	3.059%	12,970,000	12,974,180
CHT Mortgage Trust(a),(b)
Series 2017-CSMO Class E
1-month USD LIBOR + 3.000% Floor 3.000% 11/15/2036	4.659%	4,000,000	4,007,558
CLNY Trust(a),(b)
Series 2019-IKPR Class F
1-month USD LIBOR + 3.417% Floor 3.417% 11/15/2038	5.076%	16,035,000	15,944,742
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class D
09/15/2037	4.373%	4,000,000	4,094,846
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	7,525,000	7,332,535
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	25,460,000	24,219,759
CSMC Trust(a),(g)
Subordinated Series 2019-UVIL Class E
12/15/2041	3.393%	15,300,000	14,930,121
Hilton U.S.A. Trust(a),(g)
Series 2016-HHV Class F
11/05/2038	4.194%	28,590,000	29,695,533
Hilton U.S.A. Trust(a)
Subordinated Series 2016-SFP Class E
11/05/2035	5.519%	9,700,000	9,766,526
Morgan Stanley Capital I Trust(a)
Series 2019-MEAD Class E
11/10/2036	3.177%	15,500,000	15,251,668
Morgan Stanley Capital I Trust(a),(b)
Subordinated Series 2017-ASHF Class E
1-month USD LIBOR + 3.150% Floor 3.150% 11/15/2034	4.809%	12,600,000	12,592,349
Progress Residential Trust(a)
Series 2019-SFR1 Class E
08/17/2035	4.466%	13,000,000	13,611,350
Subordinated Series 2019-SFR2 Class F
05/17/2036	4.837%	9,500,000	9,948,656
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RETL(a),(b)
Subordinated Series 2019-RVP Class C
1-month USD LIBOR + 2.100% Floor 2.100% 03/15/2036	3.759%	15,600,000	15,644,104
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class C
1-month USD LIBOR + 1.500% Floor 1.500% 02/15/2032	3.159%	10,941,000	10,950,712
Series 2018-NYCH Class E
1-month USD LIBOR + 2.900% Floor 3.200% 02/15/2032	4.559%	13,795,000	13,844,135
Series 2018-NYCH Class F
1-month USD LIBOR + 3.821% Floor 3.821% 02/15/2032	5.480%	11,783,000	11,835,480
Wells Fargo Commercial Mortgage Trust(a),(b)
Subordinated Series 2017-SMP Class D
1-month USD LIBOR + 1.650% Floor 1.650% 12/15/2034	3.309%	9,790,000	9,761,090
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $280,899,595)			294,174,041

Common Stocks 0.0%
Issuer	Shares	Value ($)
Communication Services 0.0%
Diversified Telecommunication Services 0.0%
Cincinnati Bell, Inc.(h)	300	3,915
Media 0.0%
Cumulus Media, Inc., Class A(h)	9,225	111,161
Total Communication Services		115,076
Consumer Discretionary 0.0%
Specialty Retail 0.0%
David’s Bridal, Inc.(d),(h)	11,031	607
Total Consumer Discretionary		607
Energy 0.0%
Energy Equipment & Services 0.0%
Fieldwood Energy LLC(h)	8,596	157,148
McDermott International, Inc.(h)	2,507	95
Total		157,243

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Strategic Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 0.0%
Southcross Energy Partners LLC(h)	14,393	2,159
Southcross Energy Partners LLC, Class A(h)	272,263	215,087
Total		217,246
Total Energy		374,489
Information Technology 0.0%
Software 0.0%
Avaya Holdings Corp.(h)	3	39
Total Information Technology		39
Materials 0.0%
Metals & Mining 0.0%
Aleris International, Inc.(h)	3,721	79,071
Total Materials		79,071
Utilities 0.0%
Independent Power and Renewable Electricity Producers 0.0%
Vistra Energy Corp.(h)	21,925	24,918
Total Utilities		24,918
Total Common Stocks (Cost $887,797)		594,200

Corporate Bonds & Notes 35.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.5%
Bombardier, Inc.(a)
12/01/2024	7.500%	527,000	531,592
03/15/2025	7.500%	1,795,000	1,774,136
04/15/2027	7.875%	710,000	704,662
Moog, Inc.(a)
12/15/2027	4.250%	1,229,000	1,250,261
TransDigm, Inc.
07/15/2024	6.500%	3,419,000	3,495,525
05/15/2025	6.500%	579,000	598,414
06/15/2026	6.375%	2,345,000	2,410,548
03/15/2027	7.500%	1,059,000	1,118,718
TransDigm, Inc.(a)
03/15/2026	6.250%	8,046,000	8,523,792
11/15/2027	5.500%	5,566,000	5,558,878
Total			25,966,526
Automotive 0.2%
Ford Motor Co.
01/15/2043	4.750%	2,505,000	2,169,705
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ford Motor Credit Co. LLC
11/02/2020	2.343%	8,310,000	8,320,119
IAA Spinco, Inc.(a)
06/15/2027	5.500%	482,000	510,015
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	1,295,000	1,329,691
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2027	8.500%	1,331,000	1,354,187
Total			13,683,717
Banking 1.8%
Ally Financial, Inc.
11/01/2031	8.000%	2,751,000	3,816,795
Bank of America Corp.(i)
02/13/2031	2.496%	3,305,000	3,355,390
Subordinated
10/22/2030	2.884%	15,090,000	15,788,381
Capital One Financial Corp.
01/31/2028	3.800%	11,421,000	12,523,121
Citigroup, Inc.(i)
01/29/2031	2.666%	5,340,000	5,485,475
Goldman Sachs Group, Inc. (The)
02/07/2030	2.600%	9,205,000	9,333,666
JPMorgan Chase & Co.(i)
10/15/2030	2.739%	21,060,000	21,922,869
Morgan Stanley(i)
01/22/2031	2.699%	9,010,000	9,281,179
Wells Fargo & Co.
10/23/2026	3.000%	17,435,000	18,482,913
Total			99,989,789
Brokerage/Asset Managers/Exchanges 0.2%
Advisor Group Holdings, Inc.(a)
08/01/2027	10.750%	1,555,000	1,637,590
AG Issuer LLC(a)
03/01/2028	6.250%	1,075,000	1,067,072
LPL Holdings, Inc.(a)
09/15/2025	5.750%	119,000	124,170
Subordinated
11/15/2027	4.625%	1,767,000	1,795,699
NFP Corp.(a)
07/15/2025	6.875%	4,217,000	4,228,632
Total			8,853,163

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2020	9

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Building Materials 0.7%
American Builders & Contractors Supply Co., Inc.(a)
05/15/2026	5.875%	2,170,000	2,249,542
01/15/2028	4.000%	3,816,000	3,724,335
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	3,089,000	2,998,186
11/15/2026	4.500%	1,313,000	1,301,551
Cemex SAB de CV(a)
05/05/2025	6.125%	3,300,000	3,349,227
11/19/2029	5.450%	20,760,000	20,998,605
Core & Main LP(a)
08/15/2025	6.125%	2,916,000	2,956,129
James Hardie International Finance DAC(a)
01/15/2025	4.750%	798,000	829,873
01/15/2028	5.000%	1,493,000	1,563,175
Total			39,970,623
Cable and Satellite 2.5%
CCO Holdings LLC/Capital Corp.(a)
05/01/2025	5.375%	613,000	630,109
02/15/2026	5.750%	3,586,000	3,729,068
05/01/2026	5.500%	80,000	83,413
05/01/2027	5.125%	5,385,000	5,611,790
05/01/2027	5.875%	766,000	797,112
02/01/2028	5.000%	2,860,000	2,974,932
06/01/2029	5.375%	2,314,000	2,466,118
03/01/2030	4.750%	2,475,000	2,543,938
08/15/2030	4.500%	4,075,000	4,133,680
Charter Communications Operating LLC/Capital
03/01/2050	4.800%	19,130,000	20,681,981
Comcast Corp.
08/15/2047	4.000%	7,413,000	8,774,083
CSC Holdings LLC(a)
07/15/2023	5.375%	4,057,000	4,153,622
10/15/2025	6.625%	404,000	423,453
10/15/2025	10.875%	2,105,000	2,309,644
02/01/2028	5.375%	7,072,000	7,362,613
02/01/2029	6.500%	6,803,000	7,523,237
01/15/2030	5.750%	3,974,000	4,202,356
DISH DBS Corp.
11/15/2024	5.875%	3,171,000	3,259,695
07/01/2026	7.750%	8,459,000	9,097,521
Intelsat Jackson Holdings SA
08/01/2023	5.500%	1,418,000	1,220,953
Intelsat Jackson Holdings SA(a)
10/15/2024	8.500%	1,981,000	1,711,199
Intelsat Luxembourg SA
06/01/2023	8.125%	2,062,000	871,721
Quebecor Media, Inc.
01/15/2023	5.750%	4,930,000	5,264,514
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2023	6.875%	612,000	615,719
02/15/2025	6.625%	2,610,000	2,618,105
Sirius XM Radio, Inc.(a)
07/15/2024	4.625%	981,000	1,011,164
04/15/2025	5.375%	599,000	616,071
07/15/2026	5.375%	1,521,000	1,580,900
08/01/2027	5.000%	574,000	599,006
Sky PLC(a)
09/16/2024	3.750%	12,889,000	14,132,904
Viasat, Inc.(a)
04/15/2027	5.625%	796,000	809,692
Virgin Media Secured Finance PLC(a)
05/15/2029	5.500%	3,859,000	3,967,693
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	877,000	874,288
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	5,305,000	5,589,932
Ziggo BV(a)
01/15/2027	5.500%	5,365,000	5,531,279
01/15/2030	4.875%	2,116,000	2,197,446
Total			139,970,951
Chemicals 0.7%
Alpha 2 BV(a),(j)
06/01/2023	8.750%	2,125,000	2,152,067
Angus Chemical Co.(a)
02/15/2023	8.750%	2,564,000	2,566,678
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	2,972,000	3,049,016
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	2,475,000	2,511,255
CF Industries, Inc.
03/15/2034	5.150%	1,487,000	1,673,245
03/15/2044	5.375%	322,000	361,260
Chemours Co. (The)
05/15/2023	6.625%	335,000	323,944
05/15/2027	5.375%	462,000	404,818
INEOS Group Holdings SA(a)
08/01/2024	5.625%	2,853,000	2,865,335
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	2,001,000	2,076,355
Platform Specialty Products Corp.(a)
12/01/2025	5.875%	6,054,000	6,103,373
PQ Corp.(a)
11/15/2022	6.750%	5,633,000	5,754,554
12/15/2025	5.750%	2,815,000	2,940,361

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Strategic Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SPCM SA(a)
09/15/2025	4.875%	1,621,000	1,656,579
Starfruit Finco BV/US Holdco LLC(a)
10/01/2026	8.000%	4,431,000	4,401,055
Total			38,839,895
Construction Machinery 0.3%
H&E Equipment Services, Inc.
09/01/2025	5.625%	4,031,000	4,188,949
Herc Holdings, Inc.(a)
07/15/2027	5.500%	1,939,000	2,015,198
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	1,849,000	1,909,234
United Rentals North America, Inc.
07/15/2025	5.500%	1,376,000	1,423,490
09/15/2026	5.875%	3,303,000	3,483,469
12/15/2026	6.500%	2,510,000	2,681,242
07/15/2030	4.000%	897,000	878,324
Total			16,579,906
Consumer Cyclical Services 0.4%
APX Group, Inc.
12/01/2022	7.875%	4,441,000	4,503,896
09/01/2023	7.625%	4,270,000	4,080,993
APX Group, Inc.(a)
11/01/2024	8.500%	3,672,000	3,894,736
ASGN, Inc.(a)
05/15/2028	4.625%	2,089,000	2,067,972
frontdoor, Inc.(a)
08/15/2026	6.750%	808,000	886,983
Match Group, Inc.
06/01/2024	6.375%	1,949,000	2,023,721
Match Group, Inc.(a)
12/15/2027	5.000%	131,000	136,835
Staples, Inc.(a)
04/15/2026	7.500%	657,000	657,314
04/15/2027	10.750%	494,000	473,058
Uber Technologies, Inc.(a)
11/01/2023	7.500%	3,221,000	3,365,545
Total			22,091,053
Consumer Products 0.4%
Energizer Holdings, Inc.(a)
07/15/2026	6.375%	882,000	928,515
01/15/2027	7.750%	1,795,000	1,973,308
Mattel, Inc.(a)
12/15/2027	5.875%	1,968,000	2,056,514
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mattel, Inc.
11/01/2041	5.450%	1,866,000	1,742,345
Prestige Brands, Inc.(a)
03/01/2024	6.375%	4,790,000	4,948,098
01/15/2028	5.125%	934,000	963,838
Scotts Miracle-Gro Co. (The)(a)
10/15/2029	4.500%	1,967,000	2,041,367
Spectrum Brands, Inc.
07/15/2025	5.750%	1,506,000	1,545,829
Valvoline, Inc.
07/15/2024	5.500%	885,000	921,589
08/15/2025	4.375%	2,603,000	2,650,880
Valvoline, Inc.(a)
02/15/2030	4.250%	1,495,000	1,476,911
Total			21,249,194
Diversified Manufacturing 0.5%
BWX Technologies, Inc.(a)
07/15/2026	5.375%	629,000	661,036
Carrier Global Corp.(a)
04/05/2040	3.377%	4,835,000	4,972,599
04/05/2050	3.577%	6,445,000	6,640,398
CFX Escrow Corp.(a)
02/15/2024	6.000%	563,000	584,763
02/15/2026	6.375%	1,310,000	1,411,882
Gates Global LLC/Co.(a)
01/15/2026	6.250%	4,978,000	5,050,364
MTS Systems Corp.(a)
08/15/2027	5.750%	1,413,000	1,448,911
Resideo Funding, Inc.(a)
11/01/2026	6.125%	2,568,000	2,508,252
TriMas Corp.(a)
10/15/2025	4.875%	1,887,000	1,931,629
WESCO Distribution, Inc.
06/15/2024	5.375%	1,398,000	1,438,177
Zekelman Industries, Inc.(a)
06/15/2023	9.875%	746,000	780,884
Total			27,428,895
Electric 4.1%
AEP Texas, Inc.
01/15/2050	3.450%	4,800,000	5,217,072
AES Corp. (The)
03/15/2023	4.500%	549,000	547,037
05/15/2023	4.875%	1,152,000	1,150,943
05/15/2026	6.000%	2,171,000	2,233,965
09/01/2027	5.125%	1,783,000	1,856,089

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2020	11

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Calpine Corp.(a)
06/01/2026	5.250%	1,333,000	1,300,727
02/15/2028	4.500%	2,098,000	2,011,270
03/15/2028	5.125%	2,547,000	2,401,029
Clearway Energy Operating LLC
10/15/2025	5.750%	1,910,000	1,976,950
09/15/2026	5.000%	2,926,000	3,031,741
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	1,390,000	1,423,145
CMS Energy Corp.
03/01/2024	3.875%	7,500,000	8,080,285
02/15/2027	2.950%	5,675,000	5,952,870
03/31/2043	4.700%	3,979,000	4,967,220
DTE Energy Co.
06/01/2024	3.500%	6,660,000	7,114,466
10/01/2026	2.850%	27,095,000	28,402,135
Duke Energy Corp.
10/15/2023	3.950%	6,925,000	7,475,542
09/01/2026	2.650%	2,185,000	2,275,120
08/15/2027	3.150%	6,000	6,438
09/01/2046	3.750%	13,218,000	14,652,401
06/15/2049	4.200%	7,450,000	8,786,434
Emera U.S. Finance LP
06/15/2046	4.750%	15,730,000	19,311,620
Indiana Michigan Power Co.
07/01/2047	3.750%	4,030,000	4,602,885
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	1,227,000	1,251,705
09/15/2027	4.500%	9,022,000	9,430,738
NRG Energy, Inc.
05/15/2026	7.250%	1,696,000	1,798,735
01/15/2027	6.625%	3,130,000	3,263,068
01/15/2028	5.750%	419,000	437,589
NRG Energy, Inc.(a)
06/15/2029	5.250%	2,856,000	2,975,767
Pattern Energy Group, Inc.(a)
02/01/2024	5.875%	3,103,000	3,173,341
PPL Capital Funding, Inc.
05/15/2026	3.100%	5,700,000	6,083,586
Progress Energy, Inc.
04/01/2022	3.150%	8,094,000	8,338,222
Southern Co. (The)
07/01/2046	4.400%	19,385,000	22,784,177
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	2,005,000	2,160,415
01/15/2030	4.750%	2,546,000	2,629,558
Vistra Operations Co. LLC(a)
02/15/2027	5.625%	1,934,000	1,982,071
07/31/2027	5.000%	3,480,000	3,519,834
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WEC Energy Group, Inc.
06/15/2025	3.550%	4,810,000	5,218,337
Xcel Energy, Inc.
12/01/2026	3.350%	4,600,000	5,005,968
06/15/2028	4.000%	14,060,000	15,988,699
Total			230,819,194
Environmental 0.1%
Clean Harbors, Inc.(a)
07/15/2027	4.875%	646,000	678,851
07/15/2029	5.125%	453,000	484,878
GFL Environmental, Inc.(a)
03/01/2023	5.375%	599,000	608,945
12/15/2026	5.125%	1,134,000	1,173,756
05/01/2027	8.500%	1,841,000	1,995,431
Hulk Finance Corp.(a)
06/01/2026	7.000%	1,883,000	1,978,855
Total			6,920,716
Finance Companies 1.4%
GE Capital International Funding Co. Unlimited Co.
11/15/2020	2.342%	9,440,000	9,464,897
11/15/2035	4.418%	35,435,000	40,404,349
Global Aircraft Leasing Co., Ltd.(a),(j)
09/15/2024	6.500%	3,483,000	3,435,321
Navient Corp.
03/25/2021	5.875%	913,000	928,833
01/25/2022	7.250%	1,039,000	1,089,082
06/15/2022	6.500%	1,411,000	1,456,733
01/25/2023	5.500%	2,506,000	2,579,544
09/25/2023	7.250%	1,311,000	1,436,986
03/25/2024	6.125%	664,000	686,369
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	3,693,000	3,723,295
Quicken Loans, Inc.(a)
05/01/2025	5.750%	7,412,000	7,604,917
Springleaf Finance Corp.
03/15/2023	5.625%	1,892,000	1,985,917
03/15/2024	6.125%	2,521,000	2,659,961
03/15/2025	6.875%	852,000	946,701
Total			78,402,905
Food and Beverage 2.2%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	28,457,000	35,069,587
B&G Foods, Inc.
04/01/2025	5.250%	484,000	479,513
Bacardi Ltd.(a)
05/15/2048	5.300%	19,315,000	24,471,392

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Strategic Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Conagra Brands, Inc.
11/01/2048	5.400%	8,215,000	10,383,739
Darling Ingredients, Inc.(a)
04/15/2027	5.250%	330,000	346,494
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	2,929,000	2,641,259
Grupo Bimbo SAB de CV(a)
06/27/2024	3.875%	2,166,000	2,340,541
Kraft Heinz Foods Co. (The)
06/01/2046	4.375%	30,339,000	28,035,656
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	727,000	756,561
11/01/2026	4.875%	3,211,000	3,337,626
Performance Food Group, Inc.(a)
10/15/2027	5.500%	910,000	959,958
Post Holdings, Inc.(a)
03/01/2025	5.500%	742,000	772,608
08/15/2026	5.000%	3,107,000	3,198,947
03/01/2027	5.750%	7,860,000	8,203,526
01/15/2028	5.625%	1,161,000	1,208,853
04/15/2030	4.625%	4,607,000	4,537,108
Total			126,743,368
Gaming 0.8%
Boyd Gaming Corp.
04/01/2026	6.375%	1,350,000	1,410,046
08/15/2026	6.000%	1,471,000	1,513,079
Boyd Gaming Corp.(a)
12/01/2027	4.750%	1,724,000	1,705,165
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	2,049,000	2,030,573
Eldorado Resorts, Inc.
04/01/2025	6.000%	4,115,000	4,301,335
09/15/2026	6.000%	1,304,000	1,416,661
International Game Technology PLC(a)
02/15/2022	6.250%	1,298,000	1,337,024
02/15/2025	6.500%	2,637,000	2,854,494
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	899,000	973,480
09/01/2026	4.500%	3,056,000	3,202,212
02/01/2027	5.750%	1,156,000	1,260,508
01/15/2028	4.500%	1,287,000	1,319,317
Scientific Games International, Inc.(a)
10/15/2025	5.000%	7,160,000	7,176,519
03/15/2026	8.250%	3,111,000	3,182,858
05/15/2028	7.000%	936,000	906,237
11/15/2029	7.250%	936,000	912,918
Stars Group Holdings BV/Co-Borrower LLC(a)
07/15/2026	7.000%	1,327,000	1,426,926
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VICI Properties LP/Note Co., Inc.(a)
12/01/2026	4.250%	1,553,000	1,570,753
02/15/2027	3.750%	2,289,000	2,273,790
12/01/2029	4.625%	1,243,000	1,285,396
08/15/2030	4.125%	2,288,000	2,291,250
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	2,369,000	2,323,503
Total			46,674,044
Health Care 1.8%
Acadia Healthcare Co., Inc.
07/01/2022	5.125%	972,000	976,925
03/01/2024	6.500%	2,077,000	2,144,897
Avantor, Inc.(a)
10/01/2025	9.000%	3,915,000	4,278,403
Cardinal Health, Inc.
06/15/2047	4.368%	11,908,000	12,864,239
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	4,083,000	4,132,530
Charles River Laboratories International, Inc.(a)
04/01/2026	5.500%	1,779,000	1,874,040
05/01/2028	4.250%	681,000	693,456
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	2,045,000	2,029,206
CHS/Community Health Systems, Inc.(a)
02/15/2025	6.625%	2,336,000	2,383,184
Cigna Corp.
12/15/2048	4.900%	5,910,000	7,326,276
CVS Health Corp.
03/25/2048	5.050%	19,540,000	24,015,786
Encompass Health Corp.
02/01/2028	4.500%	782,000	792,724
HCA, Inc.
02/15/2022	7.500%	3,328,000	3,699,564
09/01/2028	5.625%	3,225,000	3,659,633
02/01/2029	5.875%	3,197,000	3,701,160
09/01/2030	3.500%	1,960,000	1,921,080
Hologic, Inc.(a)
10/15/2025	4.375%	2,189,000	2,231,044
02/01/2028	4.625%	2,416,000	2,538,282
IQVIA, Inc.(a)
05/15/2027	5.000%	2,792,000	2,886,394
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	1,657,000	1,541,027
Ortho-Clinical Diagnostics, Inc./SA(a)
02/01/2028	7.250%	631,000	619,789
Select Medical Corp.(a)
08/15/2026	6.250%	1,642,000	1,752,953

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2020	13

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Surgery Center Holdings, Inc.(a)
04/15/2027	10.000%	1,560,000	1,724,234
Teleflex, Inc.
06/01/2026	4.875%	539,000	562,685
11/15/2027	4.625%	1,903,000	1,998,874
Tenet Healthcare Corp.
06/15/2023	6.750%	761,000	818,291
08/01/2025	7.000%	1,768,000	1,820,362
Tenet Healthcare Corp.(a)
02/01/2027	6.250%	3,648,000	3,825,354
11/01/2027	5.125%	5,563,000	5,777,801
Total			104,590,193
Healthcare Insurance 0.3%
Centene Corp.(a)
01/15/2025	4.750%	578,000	594,021
08/15/2026	5.375%	3,154,000	3,324,812
12/15/2027	4.250%	3,675,000	3,789,224
12/15/2029	4.625%	4,785,000	5,120,094
02/15/2030	3.375%	3,042,000	3,040,360
Centene Corp.
01/15/2025	4.750%	1,624,000	1,669,641
Total			17,538,152
Home Construction 0.3%
Lennar Corp.
11/15/2024	5.875%	1,191,000	1,302,432
06/01/2026	5.250%	2,550,000	2,811,192
06/15/2027	5.000%	3,780,000	4,213,390
Meritage Homes Corp.
04/01/2022	7.000%	673,000	734,576
Shea Homes LP/Funding Corp.(a)
02/15/2028	4.750%	1,124,000	1,123,813
Taylor Morrison Communities, Inc.(a)
01/15/2028	5.750%	1,294,000	1,431,777
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	1,265,000	1,360,734
03/01/2024	5.625%	695,000	750,419
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	854,000	927,008
Total			14,655,341
Independent Energy 1.0%
Callon Petroleum Co.
10/01/2024	6.125%	532,000	424,286
07/01/2026	6.375%	4,902,000	3,816,065
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	272,000	230,638
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Centennial Resource Production LLC(a)
01/15/2026	5.375%	1,776,000	1,543,819
04/01/2027	6.875%	2,042,000	1,832,327
Chesapeake Energy Corp.(a)
01/01/2025	11.500%	414,000	235,518
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	7,082,000	6,813,742
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2028	5.750%	1,656,000	1,627,078
Hilcorp Energy I LP/Finance Co.(a)
10/01/2025	5.750%	2,473,000	1,994,585
11/01/2028	6.250%	1,903,000	1,386,255
Jagged Peak Energy LLC
05/01/2026	5.875%	2,491,000	2,487,016
Matador Resources Co.
09/15/2026	5.875%	5,133,000	4,593,188
Noble Energy, Inc.
11/15/2043	5.250%	2,725,000	2,931,234
Parsley Energy LLC/Finance Corp.(a)
06/01/2024	6.250%	1,271,000	1,330,842
10/15/2027	5.625%	6,910,000	6,848,178
02/15/2028	4.125%	1,873,000	1,755,599
QEP Resources, Inc.
03/01/2026	5.625%	1,756,000	1,405,909
SM Energy Co.
06/01/2025	5.625%	642,000	499,946
09/15/2026	6.750%	2,458,000	1,947,725
01/15/2027	6.625%	3,445,000	2,671,698
Tullow Oil PLC(a)
03/01/2025	7.000%	3,550,000	2,463,826
WPX Energy, Inc.
09/15/2024	5.250%	2,400,000	2,401,666
01/15/2030	4.500%	7,301,000	6,965,078
Total			58,206,218
Integrated Energy 0.0%
Lukoil International Finance BV(a)
04/24/2023	4.563%	2,166,000	2,281,352
Leisure 0.1%
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	1,163,000	1,184,632
03/15/2026	5.625%	724,000	744,182
10/15/2027	4.750%	2,482,000	2,494,317
Viking Cruises Ltd.(a)
09/15/2027	5.875%	3,520,000	3,134,242
Total			7,557,373

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Strategic Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Life Insurance 1.7%
Brighthouse Financial, Inc.
06/22/2047	4.700%	85,000	81,530
Five Corners Funding Trust(a)
11/15/2023	4.419%	22,756,000	25,080,205
Guardian Life Insurance Co. of America (The)(a)
Subordinated
06/19/2064	4.875%	9,685,000	12,609,507
Massachusetts Mutual Life Insurance Co.(a)
Subordinated
04/01/2077	4.900%	6,700,000	9,128,244
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	25,683,000	28,147,086
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	8,875,000	11,596,037
05/15/2047	4.270%	2,739,000	3,306,506
Voya Financial, Inc.
06/15/2046	4.800%	5,875,000	7,380,471
Total			97,329,586
Lodging 0.0%
Hilton Domestic Operating Co., Inc.
05/01/2026	5.125%	1,139,000	1,167,924
Media and Entertainment 0.8%
Clear Channel Worldwide Holdings, Inc.(a)
02/15/2024	9.250%	4,816,000	5,128,133
08/15/2027	5.125%	4,003,000	4,010,942
Diamond Sports Group LLC/Finance Co.(a)
08/15/2026	5.375%	1,793,000	1,654,082
08/15/2027	6.625%	1,877,000	1,513,342
Discovery Communications LLC
05/15/2049	5.300%	1,616,000	1,953,334
iHeartCommunications, Inc.
05/01/2026	6.375%	1,250,936	1,345,633
05/01/2027	8.375%	6,583,666	7,152,219
iHeartCommunications, Inc.(a)
08/15/2027	5.250%	698,000	720,616
01/15/2028	4.750%	1,637,000	1,633,634
Lamar Media Corp.(a)
02/15/2028	3.750%	987,000	990,683
02/15/2030	4.000%	379,000	379,970
Netflix, Inc.
04/15/2028	4.875%	4,534,000	4,780,943
11/15/2028	5.875%	2,289,000	2,576,751
05/15/2029	6.375%	338,000	387,688
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Netflix, Inc.(a)
11/15/2029	5.375%	1,315,000	1,430,258
06/15/2030	4.875%	2,066,000	2,165,928
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	943,000	972,480
03/15/2030	4.625%	2,463,000	2,473,490
Scripps Escrow, Inc.(a)
07/15/2027	5.875%	734,000	761,573
TEGNA, Inc.(a)
09/15/2029	5.000%	2,559,000	2,525,823
Terrier Media Buyer, Inc.(a)
12/15/2027	8.875%	447,000	443,670
Twitter, Inc.(a)
12/15/2027	3.875%	1,392,000	1,421,473
Total			46,422,665
Metals and Mining 0.8%
Alcoa Nederland Holding BV(a)
09/30/2024	6.750%	1,139,000	1,172,348
09/30/2026	7.000%	2,209,000	2,337,898
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	3,343,000	3,381,769
Constellium NV(a)
05/15/2024	5.750%	929,000	947,391
03/01/2025	6.625%	1,472,000	1,501,696
02/15/2026	5.875%	6,477,000	6,583,477
Freeport-McMoRan, Inc.
09/01/2029	5.250%	3,537,000	3,553,827
03/15/2043	5.450%	6,336,000	6,151,829
HudBay Minerals, Inc.(a)
01/15/2023	7.250%	2,733,000	2,755,793
01/15/2025	7.625%	5,672,000	5,480,825
Novelis Corp.(a)
09/30/2026	5.875%	7,317,000	7,558,087
01/30/2030	4.750%	3,010,000	2,951,599
Total			44,376,539
Midstream 3.2%
Antero Midstream Partners LP/Finance Corp.(a)
03/01/2027	5.750%	1,293,000	885,387
Cheniere Energy Partners LP
10/01/2026	5.625%	2,322,000	2,332,748
Cheniere Energy Partners LP(a)
10/01/2029	4.500%	5,062,000	4,844,147
DCP Midstream Operating LP
05/15/2029	5.125%	2,294,000	2,244,190
04/01/2044	5.600%	8,329,000	7,828,219
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	1,539,000	1,561,392

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2020	15

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Enterprise Products Operating LLC
01/31/2050	4.200%	5,020,000	5,334,438
01/31/2060	3.950%	4,895,000	4,785,094
Genesis Energy LP/Finance Corp.
10/01/2025	6.500%	283,000	238,481
02/01/2028	7.750%	1,193,000	1,026,948
Holly Energy Partners LP/Finance Corp.(a)
02/01/2028	5.000%	2,497,000	2,514,702
Kinder Morgan Energy Partners LP
03/01/2043	5.000%	20,248,000	22,710,824
Kinder Morgan, Inc.
02/15/2046	5.050%	11,640,000	13,329,216
MPLX LP
04/15/2048	4.700%	5,970,000	6,085,883
NuStar Logistics LP
06/01/2026	6.000%	988,000	1,021,975
04/28/2027	5.625%	2,219,000	2,254,203
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	41,904,000	38,671,504
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	5,009,000	4,672,692
Sunoco LP/Finance Corp.
01/15/2023	4.875%	732,000	730,735
02/15/2026	5.500%	2,023,000	2,043,920
Tallgrass Energy Partners LP/Finance Corp.(a)
09/15/2024	5.500%	459,000	426,633
03/01/2027	6.000%	1,769,000	1,688,766
01/15/2028	5.500%	1,239,000	1,103,006
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	1,801,000	1,806,833
01/15/2028	5.000%	8,531,000	8,430,796
Targa Resources Partners LP/Finance Corp.(a)
03/01/2030	5.500%	4,131,000	4,094,012
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	2,330,000	2,314,859
Western Gas Partners LP
08/15/2048	5.500%	14,980,000	13,005,826
Williams Companies, Inc. (The)
09/15/2045	5.100%	20,809,000	23,330,860
Total			181,318,289
Natural Gas 0.6%
NiSource, Inc.
02/15/2043	5.250%	4,755,000	6,186,061
05/15/2047	4.375%	9,098,000	10,776,275
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sempra Energy
06/15/2024	3.550%	6,059,000	6,511,988
06/15/2027	3.250%	10,850,000	11,631,748
Total			35,106,072
Oil Field Services 0.3%
Apergy Corp.
05/01/2026	6.375%	3,354,000	3,509,438
Archrock Partners LP/Finance Corp.(a)
04/01/2028	6.250%	1,274,000	1,227,837
Nabors Industries Ltd.(a)
01/15/2026	7.250%	1,207,000	1,101,104
01/15/2028	7.500%	915,000	872,571
Nabors Industries, Inc.
02/01/2025	5.750%	3,211,000	2,301,577
SESI LLC
09/15/2024	7.750%	797,000	385,109
Transocean Guardian Ltd.(a)
01/15/2024	5.875%	971,940	959,752
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	4,653,000	4,501,778
Transocean, Inc.(a)
02/01/2027	8.000%	1,041,000	864,431
USA Compression Partners LP/Finance Corp.
09/01/2027	6.875%	757,000	739,879
Total			16,463,476
Packaging 0.6%
ARD Finance SA(a),(j)
06/30/2027	6.500%	1,175,000	1,186,140
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
02/15/2025	6.000%	5,086,000	5,303,013
08/15/2026	4.125%	1,675,000	1,684,210
08/15/2027	5.250%	1,996,000	2,029,680
Berry Global Escrow Corp.(a)
07/15/2026	4.875%	1,245,000	1,274,280
Berry Global, Inc.
07/15/2023	5.125%	4,020,000	4,022,963
BWAY Holding Co.(a)
04/15/2024	5.500%	4,229,000	4,201,595
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	1,435,000	1,458,042
Novolex(a)
01/15/2025	6.875%	654,000	642,304
Owens-Brockway Glass Container, Inc.(a)
08/15/2023	5.875%	2,193,000	2,322,327

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Strategic Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Reynolds Group Issuer, Inc./LLC(a)
07/15/2023	5.125%	2,299,000	2,329,270
07/15/2024	7.000%	3,073,000	3,136,702
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	2,818,000	2,922,601
08/15/2027	8.500%	838,000	885,867
Total			33,398,994
Pharmaceuticals 1.0%
AbbVie, Inc.(a)
11/21/2049	4.250%	9,710,000	10,880,294
Allergan Funding SCS
06/15/2044	4.850%	4,120,000	5,053,665
Amgen, Inc.
02/21/2050	3.375%	8,640,000	8,841,163
Bausch Health Companies, Inc.(a)
05/15/2023	5.875%	297,000	297,971
04/15/2025	6.125%	2,531,000	2,581,075
11/01/2025	5.500%	3,331,000	3,438,115
04/01/2026	9.250%	3,605,000	4,035,487
01/31/2027	8.500%	3,311,000	3,641,618
01/15/2028	7.000%	557,000	596,271
01/30/2028	5.000%	1,278,000	1,263,000
01/30/2030	5.250%	1,277,000	1,264,130
Bristol-Myers Squibb Co.(a)
10/26/2049	4.250%	1,777,000	2,277,948
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	2,289,000	2,360,629
07/15/2027	5.000%	342,000	357,168
Endo Dac/Finance LLC/Finco, Inc.(a)
07/15/2023	6.000%	1,974,000	1,571,534
Endo Dac/Finance LLC/Finco, Inc.(a),(i)
02/01/2025	6.000%	1,723,000	1,325,756
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%	3,612,000	3,727,151
Par Pharmaceutical, Inc.(a)
04/01/2027	7.500%	2,158,000	2,277,311
Total			55,790,286
Property & Casualty 0.1%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	6.750%	1,892,000	1,889,264
HUB International Ltd.(a)
05/01/2026	7.000%	2,309,000	2,339,679
USI, Inc.(a)
05/01/2025	6.875%	944,000	942,295
Total			5,171,238
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Railroads 0.4%
CSX Corp.
03/01/2048	4.300%	7,380,000	8,939,700
Union Pacific Corp.
08/15/2059	3.950%	1,224,000	1,376,432
02/05/2070	3.750%	1,685,000	1,751,244
Union Pacific Corp.(a)
03/20/2060	3.839%	8,805,000	9,860,252
Total			21,927,628
Restaurants 0.3%
1011778 BC ULC/New Red Finance, Inc.(a)
10/15/2025	5.000%	5,277,000	5,321,246
01/15/2028	3.875%	986,000	979,592
Golden Nugget, Inc.(a)
10/15/2024	6.750%	711,000	698,779
IRB Holding Corp.(a)
02/15/2026	6.750%	5,310,000	5,270,939
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/2027	4.750%	1,566,000	1,601,893
Yum! Brands, Inc.(a)
01/15/2030	4.750%	1,021,000	1,059,818
Total			14,932,267
Retailers 0.3%
Asbury Automotive Group, Inc.(a)
03/01/2028	4.500%	375,000	376,301
L Brands, Inc.
02/01/2028	5.250%	1,053,000	1,022,060
06/15/2029	7.500%	599,000	635,587
11/01/2035	6.875%	2,380,000	2,423,169
Lowe’s Companies, Inc.
05/03/2047	4.050%	4,160,000	4,685,639
PetSmart, Inc.(a)
03/15/2023	7.125%	3,737,000	3,648,222
06/01/2025	5.875%	2,806,000	2,823,857
Total			15,614,835
Supermarkets 0.3%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP
03/15/2025	5.750%	2,387,000	2,472,510
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP(a)
03/15/2026	7.500%	1,085,000	1,204,652
02/15/2028	5.875%	1,248,000	1,302,569
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
01/15/2027	4.625%	649,000	639,896
02/15/2030	4.875%	1,133,000	1,133,000

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2020	17

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kroger Co. (The)
02/01/2047	4.450%	9,463,000	10,540,293
01/15/2048	4.650%	1,285,000	1,459,998
Total			18,752,918
Technology 1.6%
Alliance Data Systems Corp.(a)
12/15/2024	4.750%	2,445,000	2,410,114
Ascend Learning LLC(a)
08/01/2025	6.875%	2,974,000	3,086,057
08/01/2025	6.875%	2,272,000	2,370,117
Banff Merger Sub, Inc.(a)
09/01/2026	9.750%	471,000	473,525
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	21,890,000	23,131,346
Camelot Finance SA(a)
11/01/2026	4.500%	1,384,000	1,392,590
CDK Global, Inc.
06/01/2027	4.875%	1,467,000	1,512,804
CommScope Technologies LLC(a)
06/15/2025	6.000%	2,229,000	2,069,213
03/15/2027	5.000%	642,000	581,800
Ensemble S Merger Sub, Inc.(a)
09/30/2023	9.000%	646,000	663,770
Gartner, Inc.(a)
04/01/2025	5.125%	4,384,000	4,531,337
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/U.S. Holdings I LLC(a)
11/30/2024	10.000%	2,065,000	2,208,649
Iron Mountain, Inc.
08/15/2024	5.750%	3,307,000	3,333,013
Iron Mountain, Inc.(a)
09/15/2029	4.875%	995,000	978,122
MSCI, Inc.(a)
08/15/2025	5.750%	1,566,000	1,629,530
NCR Corp.
07/15/2022	5.000%	1,342,000	1,348,632
12/15/2023	6.375%	3,654,000	3,736,197
NCR Corp.(a)
09/01/2029	6.125%	1,692,000	1,837,632
Plantronics, Inc.(a)
05/31/2023	5.500%	2,680,000	2,443,151
PTC, Inc.
05/15/2024	6.000%	2,399,000	2,483,464
PTC, Inc.(a)
02/15/2025	3.625%	523,000	524,206
02/15/2028	4.000%	755,000	753,006
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Qualitytech LP/QTS Finance Corp.(a)
11/15/2025	4.750%	4,530,000	4,685,972
Refinitiv US Holdings, Inc.(a)
05/15/2026	6.250%	5,055,000	5,432,537
11/15/2026	8.250%	2,913,000	3,216,138
Sensata Technologies, Inc.(a)
02/15/2030	4.375%	1,041,000	1,049,682
Solera LLC/Finance, Inc.(a)
03/01/2024	10.500%	1,691,000	1,787,466
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	6.750%	557,000	555,934
Tencent Holdings Ltd.(a)
01/19/2028	3.595%	7,000,000	7,573,176
VeriSign, Inc.
05/01/2023	4.625%	1,734,000	1,753,035
Verscend Escrow Corp.(a)
08/15/2026	9.750%	3,417,000	3,724,553
Total			93,276,768
Transportation Services 0.8%
Avis Budget Car Rental LLC/Finance, Inc.
04/01/2023	5.500%	190,000	190,569
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	2,671,000	2,703,552
ERAC U.S.A. Finance LLC(a)
11/01/2046	4.200%	12,525,000	14,507,092
FedEx Corp.
04/01/2046	4.550%	16,560,000	17,828,915
Hertz Corp. (The)(a)
06/01/2022	7.625%	943,000	950,291
10/15/2024	5.500%	1,356,000	1,301,028
08/01/2026	7.125%	2,472,000	2,442,522
01/15/2028	6.000%	5,035,000	4,654,394
XPO Logistics, Inc.(a)
06/15/2022	6.500%	1,237,000	1,240,532
Total			45,818,895
Wireless 1.0%
Altice France SA(a)
05/01/2026	7.375%	6,096,000	6,422,126
02/01/2027	8.125%	1,705,000	1,861,229
01/15/2028	5.500%	4,622,000	4,628,558
Millicom International Cellular SA(a)
03/25/2029	6.250%	1,700,000	1,831,807
SBA Communications Corp.
09/01/2024	4.875%	7,614,000	7,826,770
SBA Communications Corp.(a)
02/15/2027	3.875%	1,761,000	1,798,406

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Strategic Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sprint Capital Corp.
11/15/2028	6.875%	5,605,000	6,678,678
03/15/2032	8.750%	1,115,000	1,549,235
Sprint Corp.
03/01/2026	7.625%	3,419,000	4,035,653
T-Mobile U.S.A., Inc.
01/15/2026	6.500%	7,774,000	8,195,785
02/01/2026	4.500%	1,047,000	1,065,198
02/01/2028	4.750%	3,940,000	4,110,251
Ypso Finance Bis SA(a)
05/15/2027	10.500%	2,585,000	2,930,356
02/15/2028	6.000%	2,503,000	2,403,482
Total			55,337,534
Wirelines 1.4%
AT&T, Inc.
03/01/2029	4.350%	7,766,000	8,859,867
06/15/2045	4.350%	23,625,000	26,285,661
CenturyLink, Inc.
03/15/2022	5.800%	6,347,000	6,651,442
04/01/2024	7.500%	3,898,000	4,355,943
04/01/2025	5.625%	2,486,000	2,594,675
CenturyLink, Inc.(a)
12/15/2026	5.125%	3,976,000	4,011,617
02/15/2027	4.000%	1,119,000	1,126,948
Front Range BidCo, Inc.(a),(k)
03/01/2027	4.000%	3,550,000	3,459,992
03/01/2028	6.125%	2,838,000	2,802,469
Frontier Communications Corp.(a)
04/01/2026	8.500%	941,000	956,149
Telecom Italia Capital SA
09/30/2034	6.000%	832,000	931,588
Verizon Communications, Inc.
09/21/2028	4.329%	10,626,000	12,465,005
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%	5,503,000	5,621,745
Total			80,123,101
Total Corporate Bonds & Notes (Cost $1,901,528,040)			2,011,341,583

Foreign Government Obligations(l),(m) 9.1%

Angola 0.0%
Angolan Government International Bond(a)
11/26/2029	8.000%	2,170,000	2,183,703
Foreign Government Obligations(l),(m) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Belarus 0.1%
Republic of Belarus International Bond(a)
02/28/2023	6.875%		2,200,000	2,362,102
02/28/2030	6.200%		4,400,000	4,726,836
Total				7,088,938
Brazil 0.5%
Brazilian Government International Bond
05/30/2029	4.500%		11,700,000	12,746,966
01/07/2041	5.625%		12,300,000	14,467,393
Total				27,214,359
Canada 0.0%
NOVA Chemicals Corp.(a)
06/01/2027	5.250%		2,065,000	1,963,876
China 0.4%
Sinopec Group Overseas Development 2018 Ltd.(a)
09/12/2025	4.125%		4,400,000	4,905,967
Syngenta Finance NV(a)
04/24/2028	5.182%		17,650,000	19,886,556
Total				24,792,523
Colombia 0.2%
Colombia Government International Bond
01/30/2030	3.000%		3,700,000	3,735,709
05/15/2049	5.200%		7,147,000	8,983,951
Total				12,719,660
Croatia 0.2%
Croatia Government International Bond(a)
01/26/2024	6.000%		8,500,000	9,727,987
Dominican Republic 0.7%
Dominican Republic Bond(a)
02/05/2027	11.250%	DOP	400,000,000	7,898,186
Dominican Republic International Bond(a)
01/08/2021	14.000%	DOP	44,440,000	857,586
03/04/2022	10.375%	DOP	397,000,000	7,496,723
02/10/2023	14.500%	DOP	25,000,000	517,669
02/15/2023	8.900%	DOP	42,000,000	780,018
01/25/2027	5.950%		4,475,000	4,904,244
01/30/2030	4.500%		2,295,000	2,302,994
04/30/2044	7.450%		7,900,000	9,363,582
01/27/2045	6.850%		4,881,000	5,431,292
Total				39,552,294
Egypt 0.5%
Egypt Government Bond
07/02/2024	15.900%	EGP	130,000,000	8,908,929

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2020	19

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Foreign Government Obligations(l),(m) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Egypt Government International Bond(a)
04/16/2026	4.750%	EUR	2,100,000	2,390,902
03/01/2029	7.600%		1,250,000	1,346,051
04/11/2031	6.375%	EUR	4,000,000	4,597,938
01/31/2047	8.500%		5,700,000	6,128,899
02/21/2048	7.903%		2,800,000	2,848,359
03/01/2049	8.700%		965,000	1,039,909
Total				27,260,987
Honduras 0.3%
Honduras Government International Bond(a)
03/15/2024	7.500%		3,468,000	3,860,971
03/15/2024	7.500%		2,166,000	2,411,437
01/19/2027	6.250%		10,905,000	12,204,571
Total				18,476,979
India 0.1%
Export-Import Bank of India(a)
01/15/2030	3.250%		6,200,000	6,302,355
Indonesia 1.5%
Indonesia Government International Bond(a)
04/25/2022	3.750%		900,000	933,061
01/08/2026	4.750%		14,500,000	16,331,557
01/15/2045	5.125%		3,600,000	4,487,709
Indonesia Government International Bond
10/30/2049	3.700%		15,215,000	15,667,581
Indonesia Treasury Bond
04/15/2039	8.375%	IDR	68,305,000,000	5,104,757
Pertamina Persero PT(a)
01/21/2050	4.175%		8,464,000	8,427,499
PT Indonesia Asahan Aluminium Persero(a)
11/15/2028	6.530%		1,700,000	2,095,056
PT Pertamina Persero(a)
07/30/2029	3.650%		4,983,000	5,196,425
05/30/2044	6.450%		10,600,000	14,155,443
PT Perusahaan Listrik Negara(a)
07/17/2029	3.875%		4,932,000	5,220,174
Saka Energi Indonesia PT(a)
05/05/2024	4.450%		6,000,000	6,055,257
Total				83,674,519
Ivory Coast 0.3%
Ivory Coast Government International Bond(a)
03/03/2028	6.375%		1,572,000	1,699,407
10/17/2031	5.875%	EUR	8,830,000	10,089,056
06/15/2033	6.125%		3,847,000	3,947,365
Total				15,735,828
Foreign Government Obligations(l),(m) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Kazakhstan 0.3%
Kazakhstan Government International Bond(a)
07/21/2045	6.500%		1,500,000	2,286,101
KazMunayGas National Co. JSC(a)
04/24/2030	5.375%		14,430,000	16,805,996
Total				19,092,097
Mexico 0.9%
Mexican Bonos
06/10/2021	6.500%	MXN	50,000	2,537
05/31/2029	8.500%	MXN	220,000,000	12,446,657
Mexico Government International Bond
05/29/2031	7.750%	MXN	140,000,000	7,581,733
Petroleos Mexicanos(a)
11/24/2021	7.650%	MXN	18,600,000	935,458
09/12/2024	7.190%	MXN	3,800,000	177,083
01/23/2030	6.840%		3,400,000	3,564,783
01/28/2031	5.950%		2,235,000	2,170,620
01/28/2060	6.950%		9,280,000	8,919,316
Petroleos Mexicanos
01/23/2026	4.500%		7,812,000	7,651,980
11/12/2026	7.470%	MXN	23,700,000	1,065,331
01/23/2029	6.500%		5,000,000	5,135,050
Total				49,650,548
Morocco 0.2%
Morocco Government International Bond(a)
06/19/2024	3.500%	EUR	4,000,000	5,007,154
OCP SA(a)
04/25/2024	5.625%		6,900,000	7,667,390
Total				12,674,544
Netherlands 0.0%
Equate Petrochemical BV(a)
03/03/2022	3.000%		2,166,000	2,183,262
Oman 0.2%
Oman Government International Bond(a)
06/15/2021	3.625%		2,166,000	2,169,794
01/17/2028	5.625%		10,943,000	10,952,387
Total				13,122,181
Paraguay 0.2%
Paraguay Government International Bond(a)
03/27/2027	4.700%		2,000,000	2,235,485
08/11/2044	6.100%		4,939,000	6,342,469
Total				8,577,954

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Strategic Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Foreign Government Obligations(l),(m) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Qatar 0.8%
Qatar Government International Bond(a)
03/14/2029	4.000%		20,000,000	22,722,744
03/14/2049	4.817%		15,614,000	20,005,735
Total				42,728,479
Romania 0.4%
Romanian Government International Bond(a)
04/03/2049	4.625%	EUR	17,500,000	24,236,589
Russian Federation 0.1%
Gazprom Neft OAO Via GPN Capital SA(a)
09/19/2022	4.375%		3,800,000	3,956,044
Gazprom OAO Via Gaz Capital SA(a)
02/06/2028	4.950%		2,000,000	2,226,218
08/16/2037	7.288%		300,000	415,595
Total				6,597,857
Saudi Arabia 0.4%
Saudi Arabian Oil Co.(a)
04/16/2029	3.500%		15,200,000	16,174,878
Saudi Government International Bond(a)
01/21/2055	3.750%		8,000,000	8,132,348
Total				24,307,226
Senegal 0.1%
Senegal Government International Bond(a)
05/23/2033	6.250%		3,508,000	3,690,999
Serbia 0.1%
Serbia International Bond(a)
09/28/2021	7.250%		3,320,000	3,594,691
South Africa 0.1%
Eskom Holdings SOC Ltd.(a)
01/26/2021	5.750%		6,700,000	6,718,193
Ukraine 0.2%
Ukraine Government International Bond(a)
09/01/2024	7.750%		500,000	543,564
09/25/2032	7.375%		6,900,000	7,419,630
Total				7,963,194
United Arab Emirates 0.1%
Abu Dhabi National Energy Co. PJSC(a)
01/12/2023	3.625%		2,166,000	2,257,067
Foreign Government Obligations(l),(m) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Virgin Islands 0.2%
Sinopec Group Overseas Development Ltd.(a)
08/08/2029	2.950%		10,275,000	10,831,024
Total Foreign Government Obligations (Cost $496,008,391)				514,919,913

Inflation-Indexed Bonds(l) 0.7%

Mexico 0.1%
Mexican Udibonos
11/15/2040	4.000%	MXN	116,276,220	6,464,359
United States 0.6%
U.S. Treasury Inflation-Indexed Bond
02/15/2050	0.250%		30,186,712	31,626,499
Total Inflation-Indexed Bonds (Cost $38,166,536)				38,090,858

Residential Mortgage-Backed Securities - Agency 13.1%

Federal Home Loan Mortgage Corp.(n)
CMO Series 304 Class C69
12/15/2042	4.000%		7,249,986	1,276,490
CMO Series 4120 Class AI
11/15/2039	3.500%		4,902,725	295,357
CMO Series 4121 Class IA
01/15/2041	3.500%		5,473,025	344,460
CMO Series 4147 Class CI
01/15/2041	3.500%		12,191,545	1,158,941
CMO Series 4213 Class DI
06/15/2038	3.500%		6,981,866	320,957
Federal Home Loan Mortgage Corp.(b),(n)
CMO Series 318 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 11/15/2043	4.292%		6,919,754	1,635,769
CMO Series 326 Class S2
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 03/15/2044	4.292%		21,309,874	3,910,894
CMO Series 4174 Class SB
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/15/2039	4.542%		6,218,117	465,102

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2020	21

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4903 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/25/2049	4.423%	53,649,311	10,890,338
CMO STRIPS Series 326 Class S1
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 03/15/2044	4.342%	2,316,291	410,529
Federal Home Loan Mortgage Corp.(g),(n)
CMO Series 4515 Class SA
08/15/2038	2.095%	8,543,214	526,136
CMO Series 4620 Class AS
11/15/2042	2.146%	21,254,522	1,148,973
Federal National Mortgage Association
05/01/2041	4.000%	2,113,997	2,252,676
Federal National Mortgage Association(g),(n)
CMO Series 2006-5 Class N1
08/25/2034	0.000%	6,671,953	1
Federal National Mortgage Association(n)
CMO Series 2012-118 Class BI
12/25/2039	3.500%	7,325,213	504,003
CMO Series 2012-121 Class GI
08/25/2039	3.500%	4,636,096	173,346
CMO Series 2012-129 Class IC
01/25/2041	3.500%	5,765,365	570,420
CMO Series 2012-131 Class MI
01/25/2040	3.500%	8,090,130	802,676
CMO Series 2012-133 Class EI
07/25/2031	3.500%	2,724,519	189,889
CMO Series 2012-139 Class IL
04/25/2040	3.500%	4,041,863	215,119
CMO Series 2013-1 Class AI
02/25/2043	3.500%	4,024,276	734,267
CMO Series 2013-6 Class MI
02/25/2040	3.500%	5,187,369	287,244
Federal National Mortgage Association(b),(n)
CMO Series 2013-101 Class CS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 10/25/2043	4.273%	14,466,992	3,344,880
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	4.523%	23,333,343	4,212,705
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2016-26 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 05/25/2046	4.423%	21,942,922	4,438,691
CMO Series 2016-31 Class VS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 06/25/2046	4.373%	15,669,196	3,326,063
CMO Series 2016-42 Class SB
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 07/25/2046	4.373%	45,898,583	10,375,783
CMO Series 2017-47 Class SE
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2047	4.473%	15,257,275	3,682,211
CMO Series 2017-56 Class SB
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	4.523%	51,106,764	11,305,470
CMO Series 2018-76 Class SN
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/25/2048	4.523%	18,345,433	3,631,603
CMO Series 2019-33 Class SB
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2049	4.423%	55,434,276	11,887,093
CMO Series 2019-67 Class SE
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 11/25/2049	4.423%	46,299,827	8,409,549
CMO Series 2019-8 Class SG
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 03/25/2049	4.373%	52,287,377	11,851,645
Government National Mortgage Association(n)
CMO Series 2014-190 Class AI
12/20/2038	3.500%	15,158,476	1,566,313

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Strategic Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(b),(n)
CMO Series 2016-20 Class SQ
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 02/20/2046	4.453%	21,698,357	4,364,607
CMO Series 2017-129 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2047	4.553%	20,009,566	4,714,246
CMO Series 2017-133 Class SM
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 09/20/2047	4.603%	24,382,605	4,731,554
CMO Series 2017-141 Class ES
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/20/2047	4.553%	26,756,209	6,087,329
CMO Series 2018-124 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/20/2048	4.553%	49,893,822	9,194,568
CMO Series 2018-125 Class SU
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/20/2048	4.553%	40,486,043	7,882,021
CMO Series 2018-155 Class ES
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 11/20/2048	4.453%	32,738,773	6,924,686
CMO Series 2018-168 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 12/20/2048	4.453%	26,270,045	5,230,093
CMO Series 2018-67 Class SP
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/20/2048	4.553%	20,060,733	4,677,170
CMO Series 2019-152 Class BS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 12/20/2049	4.403%	55,812,094	11,748,664
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-23 Class LS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	4.403%	16,675,081	3,512,694
CMO Series 2019-23 Class QS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	4.403%	54,600,209	10,527,182
CMO Series 2019-29 Class DS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 03/20/2049	4.403%	43,504,001	8,873,189
CMO Series 2019-30 Class SH
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 03/20/2049	4.403%	44,733,914	7,641,438
CMO Series 2019-41 Class AS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 03/20/2049	4.403%	39,056,224	8,104,311
CMO Series 2019-5 Class SH
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/20/2049	4.503%	25,681,297	5,492,428
CMO Series 2019-59 Class JS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 05/20/2049	4.503%	25,763,061	4,707,455
CMO Series 2019-97 Class GS
1-month LIBID + 6.100% Cap 6.100% 08/20/2049	4.453%	78,923,621	13,997,751
Government National Mortgage Association TBA(k)
03/23/2050	3.000%	32,000,000	33,068,766
Uniform Mortgage-Backed Security TBA(k)
03/18/2035- 03/12/2050	3.000%	462,500,000	476,520,538
Total Residential Mortgage-Backed Securities - Agency (Cost $714,513,259)			744,146,283

Residential Mortgage-Backed Securities - Non-Agency 21.0%

Angel Oak Mortgage Trust I LLC(a)
CMO Series 2016-1 Class A1
07/25/2046	3.500%	2,832,423	2,907,106

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2020	23

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2016-1 Class A2
07/25/2046	5.000%	610,621	631,272
Angel Oak Mortgage Trust LLC(a),(g)
CMO Series 2017-3 Class M1
11/25/2047	3.900%	7,444,000	7,583,063
Arroyo Mortgage Trust(a)
CMO Series 2018-1 Class A3
04/25/2048	4.218%	13,623,672	14,150,309
Arroyo Mortgage Trust(a),(g)
CMO Series 2019-2 Class A3
04/25/2049	3.800%	12,022,760	12,468,435
Banc of America Funding Trust(a),(d),(g)
CMO Series 2016-R1 Class M2
03/25/2040	3.500%	12,763,517	12,603,973
Bayview Opportunity Master Fund IIIb Trust(a),(g)
Series 2019-LT2 Class A1
10/28/2034	3.376%	4,404,318	4,469,700
Bayview Opportunity Master Fund IVa Trust(a),(g)
CMO Series 2019-RN2 Class A1
03/28/2034	3.967%	795,631	797,298
Bayview Opportunity Master Fund IVb Trust(a),(g)
CMO Series 2019-RN4 Class A1
10/28/2034	3.278%	7,425,668	7,495,763
Bayview Opportunity Master Fund Trust(a)
CMO Series 2020-RN1 Class A1
02/28/2035	3.000%	8,145,000	8,145,000
BCAP LLC Trust(a),(g)
CMO Series 2013-RR5 Class 4A1
09/26/2036	3.000%	637,905	633,052
Bellemeade Re Ltd.(a),(b)
CMO Series 2018-2A Class M1C
1-month USD LIBOR + 1.600% 08/25/2028	3.227%	10,400,000	10,420,737
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.300% Floor 1.300% 03/25/2029	2.927%	2,717,550	2,719,153
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 03/25/2029	3.377%	18,300,000	18,505,474
CMO Series 2019-2A Class M1B
1-month USD LIBOR + 1.450% Floor 1.450% 04/25/2029	3.077%	17,897,702	17,914,676
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-3A Class M1B
1-month USD LIBOR + 1.600% Floor 1.600% 07/25/2029	3.227%	30,000,000	30,102,891
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	4.377%	13,500,000	13,495,980
CIM Trust(a)
CMO Series 2017-8 Class A1
12/25/2065	3.000%	8,856,394	8,884,838
CIM Trust(a),(b)
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% Floor 1.080% 09/25/2058	2.657%	7,613,971	7,573,747
Citigroup Mortgage Loan Trust, Inc.(a),(g)
CMO Series 2010-6 Class 2A2
09/25/2035	4.542%	695,287	699,860
CMO Series 2013-11 Class 3A3
09/25/2034	4.142%	1,394,797	1,395,234
Citigroup Mortgage Loan Trust, Inc.(a)
Subordinated CMO Series 2014-C Class B1
02/25/2054	4.250%	5,250,000	5,450,711
COLT Mortgage Loan Trust(a),(g)
CMO Series 2019-1 Class M1
03/25/2049	4.518%	13,238,000	13,459,612
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-HRP1 Class M2
1-month USD LIBOR + 2.150% 11/25/2039	3.777%	15,993,772	16,107,064
Credit Suisse Mortgage Capital Certificates(a)
CMO Series 2014-2R Class 18A1
01/27/2037	3.000%	1,203,187	1,198,942
CMO Series 2014-2R Class 19A1
05/27/2036	3.000%	704,216	699,391
Credit Suisse Mortgage Trust(a)
CMO Series 2018-RPL2 Class A1
08/25/2062	4.030%	4,454,477	4,449,968
CSMC Trust(a)
CMO Series 2018-RPL8 Class A1
07/25/2058	4.125%	16,145,349	16,283,954
CTS Corp.(a)
CMO Series 2015-6R Class 3A2
02/27/2036	3.750%	4,769,100	4,744,491

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Strategic Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
CMO Series 2003-1 Class 1A7
04/25/2033	5.500%	525,270	542,696
Eagle Re Ltd.(a),(b)
CMO Series 2020-1 Class M1B
1-month USD LIBOR + 1.450% 01/25/2030	3.126%	41,100,000	41,099,959
Eagle RE Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.800% 04/25/2029	3.427%	20,000,000	20,047,428
Subordinated CMO Series 2020-1 Class M1C
1-month USD LIBOR + 1.800% 01/25/2030	3.476%	9,650,000	9,649,988
FMC GMSR Issuer Trust(a),(g)
CMO Series 2019-GT1 Class A
05/25/2024	5.070%	29,000,000	30,295,935
GCAT LLC(a),(g)
CMO Series 2019-2 Class A1
06/25/2024	3.475%	9,233,287	9,234,161
CMO Series 2019-3 Class A1
10/25/2049	3.352%	8,903,955	8,965,356
CMO Series 2020-1 Class A1
01/26/2060	2.981%	18,393,712	18,393,712
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2019-1 Class M1
1-month USD LIBOR + 1.900% Floor 1.900% 11/26/2029	3.527%	18,100,000	18,112,757
Grand Avenue Mortgage Loan Trust(a)
CMO Series 2017-RPL1 Class A1
08/25/2064	3.250%	17,065,285	17,352,050
Homeward Opportunities Fund I Trust(a)
CMO Series 2018-1 Class M1
06/25/2048	4.548%	8,700,000	8,908,831
Legacy Mortgage Asset Trust(a)
CMO Series 2017-GS1 Class A1
01/25/2057	3.500%	15,963,603	15,978,206
Mortgage Insurance-Linked Notes(a),(b)
CMO Series 2020-1 Class M1C
1-month USD LIBOR + 1.750% Floor 1.750% 02/25/2030	3.410%	8,000,000	8,044,923
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2020-1 Class M2A
1-month USD LIBOR + 2.000% Floor 2.000% 02/25/2030	3.660%	7,700,000	7,752,663
New Residential Mortgage LLC(a)
CMO Series 2018-FNT1 Class F
05/25/2023	5.570%	19,099,504	19,213,549
CMO Series 2018-FNT2 Class F
07/25/2054	5.950%	7,958,818	7,953,843
Subordinated CMO Series 2018-FNT1 Class D
05/25/2023	4.690%	10,858,767	10,851,981
New Residential Mortgage Loan Trust(a),(g)
CMO Series 2019-NQM4 Class A3
09/25/2059	2.797%	11,228,402	11,427,193
NRZ Excess Spread-Collateralized Notes(a)
Series 2018-PLS1 Class C
01/25/2023	3.981%	5,399,255	5,441,474
Series 2018-PLS1 Class D
01/25/2023	4.374%	10,798,510	10,891,073
Subordinated CMO Series 2018-PLS2 Class C
02/25/2023	4.102%	7,426,418	7,514,694
Subordinated CMO Series 2018-PLS2 Class D
02/25/2023	4.593%	10,099,929	10,219,426
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.400% Floor 1.400% 07/25/2029	3.027%	3,531,908	3,533,447
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 07/25/2029	3.577%	14,700,000	14,764,717
OSAT Trust(a),(g)
CMO Series 2020-RPL1 Class A1
12/01/2059	3.072%	19,918,831	19,937,415
PMT Credit Risk Transfer Trust(a),(b)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	3.649%	20,134,802	20,122,736
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	4.399%	18,682,223	18,883,762

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2020	25

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	4.477%	35,000,000	35,147,371
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	4.277%	25,000,000	25,079,190
Preston Ridge Partners Mortgage LLC(a),(g)
CMO Series 2019-1A Class A1
01/25/2024	4.500%	24,127,973	24,441,822
Preston Ridge Partners Mortgage LLC(a)
CMO Series 2019-2A Class A1
04/25/2024	3.967%	15,073,306	15,160,438
PRPM LLC(a),(g)
CMO Series 2019-3A Class A1
07/25/2024	3.351%	22,977,973	23,065,156
CMO Series 2019-3A Class A2
07/25/2024	4.458%	17,000,000	17,008,155
CMO Series 2020-1A Class A1
02/25/2025	2.981%	77,250,000	77,353,129
Radnor Re Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 02/25/2029	3.577%	11,700,000	11,703,840
Radnor RE Ltd.(a),(b)
CMO Series 2019-2 Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 06/25/2029	3.377%	10,000,000	10,017,334
RBSSP Resecuritization Trust(a),(g)
CMO Series 2010-1 Class 3A2
08/26/2035	4.601%	4,801,091	4,896,454
RCO V Mortgage LLC(a),(g)
CMO Series 2018-2 Class A1
10/25/2023	4.458%	7,688,721	7,735,663
CMO Series 2019-2 Class A1
11/25/2024	3.475%	28,649,036	28,827,052
RCO V Mortgage LLC(a)
CMO Series 2019-1 Class A1
05/24/2024	3.721%	22,433,083	22,507,197
Toorak Mortgage Corp., Ltd.(a),(g)
CMO Series 2019-1 Class A1
03/25/2022	4.458%	8,500,000	8,648,739
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Toorak Mortgage Corp., Ltd.(g)
CMO Series 2019-2 Class A1
09/25/2022	3.721%	13,200,000	13,338,370
VCAT Asset Securitization LLC(a),(g)
CMO Series 2019-NPL2 Class A1
11/25/2049	3.573%	20,094,465	20,171,418
Vericrest Opportunity Loan Transferee LXXXV LLC(a),(g)
CMO Series 2020-NPL1 Class A1A
01/25/2050	3.228%	5,244,045	5,244,040
Vericrest Opportunity Loan Transferee LXXXVII LLC(a),(g)
CMO Series 2020-NPL3 Class A1A
02/25/2050	2.981%	26,508,467	26,537,679
CMO Series 2020-NPL3 Class A1B
02/25/2050	3.672%	15,000,000	14,999,988
Vericrest Opportunity Loan Trust(a),(g)
CMO Series 2019-NPL5 Class A1A
09/25/2049	3.352%	13,520,884	13,495,361
CMO Series 2019-NPL7 Class A1A
10/25/2049	3.179%	7,330,684	7,350,513
CMO Series 2019-NPL8 Class A1A
11/25/2049	3.278%	18,809,937	18,916,238
CMO Series 2020-NPL2 Class A1A
02/25/2050	2.981%	27,700,000	27,699,975
CMO Series 2020-NPL5 Class A1A
03/25/2050	2.982%	15,000,000	15,036,525
Vericrest Opportunity Loan Trust LXXXIV LLC(a),(g)
CMO Series 2019-NP10 Class A1A
12/27/2049	3.426%	7,100,000	7,119,133
Vericrest Opportunity Loan Trust LXXXV LLC(a),(g)
CMO Series 2020-NPL1 Class A1B
01/25/2050	3.721%	7,450,000	7,449,986
Vericrest Opportunity Loan Trust LXXXVIII LLC(a),(g)
CMO Series 2020-NPL4 Class A1
03/25/2050	2.981%	20,000,000	20,131,470
Verus Securitization Trust(a),(g)
CMO Series 2019-2 Class A2
04/25/2059	3.345%	4,023,958	4,131,505
CMO Series 2019-2 Class A3
04/25/2059	3.448%	3,874,048	3,977,425
CMO Series 2019-2 Class M1
04/25/2059	3.781%	10,722,000	10,836,334
CMO Series 2019-3 Class M1
07/25/2059	3.139%	11,490,000	11,642,078
CMO Series 2019-INV1 Class A3
12/25/2059	3.658%	8,917,746	9,095,352
CMO Series 2019-INV3 Class B1
11/25/2059	3.731%	7,300,000	7,585,040

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Strategic Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Visio Trust(a),(g)
CMO Series 2019-1 Class A2
06/25/2054	3.673%	5,281,754	5,431,366
CMO Series 2019-2 Class B1
11/25/2054	3.910%	3,600,000	3,853,912
CMO Series 2019-2 Class M1
11/25/2054	3.260%	4,200,000	4,445,439
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $1,181,539,819)			1,191,206,356

Senior Loans 6.6%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.1%
Doncasters US Finance LLC(o),(p)
Tranche B Term Loan
04/09/2020	0.000%	940,892	775,295
TransDigm Inc.(b),(o)
Tranche E Term Loan
1-month USD LIBOR + 2.250% 05/30/2025	3.853%	1,584,371	1,545,760
Tranche F Term Loan
1-month USD LIBOR + 2.250% 12/09/2025	3.853%	962,847	939,979
Total			3,261,034
Airlines 0.1%
American Airlines, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 1.750% 06/27/2025	3.363%	3,000,000	2,845,500
1-month USD LIBOR + 1.750% 01/29/2027	3.353%	959,596	907,298
Kestrel Bidco, Inc./WestJet Airlines(b),(o)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 12/11/2026	4.653%	475,000	456,713
United AirLines, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 1.750% 04/01/2024	3.353%	992,347	961,336
Total			5,170,847
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Automotive 0.1%
Dayco Products LLC/Mark IV Industries, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 4.250% 05/19/2023	5.863%	753,687	670,782
Navistar, Inc.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 11/06/2024	5.160%	1,678,462	1,657,481
Panther BF Aggregator 2 LP(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 04/30/2026	5.103%	1,995,000	1,942,631
Total			4,270,894
Brokerage/Asset Managers/Exchanges 0.1%
AlixPartners LLP(b),(o)
Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 04/04/2024	4.103%	994,885	970,013
Blackstone CQP Holdco LP(b),(o)
Term Loan
3-month USD LIBOR + 3.500% 09/30/2024	5.408%	1,492,500	1,458,546
Greenhill & Co., Inc.(b),(o)
Term Loan
3-month USD LIBOR + 3.250% 04/12/2024	4.909%	466,667	464,529
Jefferies Finance LLC(b),(o)
Term Loan
3-month USD LIBOR + 3.250% 06/03/2026	4.875%	725,000	712,312
Victory Capital Holdings, Inc.(b),(o)
Tranche B1 Term Loan
1-month USD LIBOR + 2.500% 07/01/2026	4.155%	1,013,454	999,520
Total			4,604,920

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2020	27

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Building Materials 0.1%
Apex Tool Group LLC(b),(o)
Term Loan
3-month USD LIBOR + 5.500% Floor 1.250% 08/01/2024	7.103%	756,657	717,250
APi Group, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 2.500% 10/01/2026	4.103%	450,000	444,375
Covia Holdings Corp.(b),(o)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 06/01/2025	5.874%	1,487,450	1,108,894
Ply Gem Midco, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 3.750% 04/12/2025	5.408%	1,583,443	1,535,940
QUIKRETE Holdings, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 2.500% 02/01/2027	4.103%	2,255,651	2,209,410
SRS Distribution, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 3.000% 05/23/2025	4.603%	492,500	477,316
US Silica Co.(b),(o)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 05/01/2025	5.625%	933,337	754,445
Wilsonart LLC(b),(o)
Tranche D Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 12/19/2023	5.200%	992,367	961,355
Total			8,208,985
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.2%
Charter Communications Operating LLC/Safari LLC(b),(o)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 02/01/2027	3.360%	683,568	673,315
Cogeco Communications II LP(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 01/03/2025	3.603%	1,405,554	1,378,034
CSC Holdings LLC(b),(o)
Term Loan
3-month USD LIBOR + 2.250% 01/15/2026	3.909%	495,000	487,268
3-month USD LIBOR + 2.500% 04/15/2027	4.159%	1,017,188	1,004,473
Iridium Satellite LLC(b),(o)
Term Loan
1-month USD LIBOR + 3.750% Floor 1.000% 11/04/2026	5.353%	875,000	873,906
MCC Iowa LLC(b),(o)
Tranche M Term Loan
3-month USD LIBOR + 2.000% 01/15/2025	3.590%	1,239,226	1,229,163
Telesat Canada(b),(o)
Tranche B5 Term Loan
3-month USD LIBOR + 2.750% 12/07/2026	4.360%	1,450,000	1,428,250
Virgin Media Bristol LLC(b),(o)
Tranche N Term Loan
3-month USD LIBOR + 2.500% 01/31/2028	4.159%	2,175,000	2,135,132
Total			9,209,541
Chemicals 0.5%
Alpha 3 BV/Atotech(b),(o)
Tranche B1 Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 01/31/2024	4.945%	570,244	546,009

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Strategic Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Aruba Investments, Inc./ANGUS Chemical Co.(b),(d),(o)
Tranche B1 Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 02/02/2022	4.853%	967,089	947,747
Ascend Performance Materials Operations LLC(b),(d),(o)
Term Loan
3-month USD LIBOR + 5.250% Floor 1.000% 08/27/2026	7.195%	947,625	944,071
Axalta Coating Systems Dutch Holding BBV/U.S. Holdings, Inc.(b),(o)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 06/01/2024	3.695%	1,455,032	1,423,502
Chemours Co. (The)(b),(o)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 04/03/2025	3.360%	3,739,776	3,555,143
ColourOz Investment 1 GmbH(b),(o)
Tranche C 1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 09/07/2021	4.801%	161,613	135,823
ColourOz Investment 2 LLC(b),(o)
Tranche B2 1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 09/07/2021	4.801%	977,625	821,616
Element Solutions, Inc./MacDermid, Inc.(b),(o)
Tranche B1 Term Loan
1-month USD LIBOR + 2.000% 01/31/2026	3.603%	1,737,508	1,704,930
Hexion, Inc.(b),(d),(o)
Term Loan
3-month USD LIBOR + 3.500% 07/01/2026	5.410%	1,716,375	1,690,629
Ineos US Finance LLC(b),(o)
Term Loan
3-month USD LIBOR + 2.000% 04/01/2024	3.603%	2,749,417	2,694,429
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Innophos Holdings, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 3.750% 02/05/2027	5.421%	625,000	618,750
Invictus U.S. Newco LLC/SK Intermediate II SARL(b),(o)
2nd Lien Term Loan
3-month USD LIBOR + 6.750% 03/30/2026	8.529%	425,000	383,915
Kraton Polymers LLC(b),(o)
Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 03/08/2025	6.250%	466,314	462,584
Messer Industries GmbH(b),(o)
Tranche B1 Term Loan
3-month USD LIBOR + 2.500% 03/02/2026	4.445%	1,985,000	1,947,781
Minerals Technologies, Inc.(b),(o)
Tranche B1 Term Loan
3-month USD LIBOR + 2.250% Floor 0.750% 02/14/2024	3.923%	750,000	749,295
Momentive Performance Materials, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 05/15/2024	4.860%	1,492,500	1,427,203
Nouryon Finance BV/AkzoNobel(b),(o)
Term Loan
3-month USD LIBOR + 3.000% 10/01/2025	4.671%	3,331,730	3,215,120
PQ Corp.(b),(o)
Tranche B1 Term Loan
3-month USD LIBOR + 2.250% 02/07/2027	4.027%	526,966	517,417
Schenectady International Group, Inc.(b),(d),(o)
Term Loan
3-month USD LIBOR + 4.750% 10/15/2025	6.625%	693,000	673,942
Solenis Holdings LLC(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 06/26/2025	5.613%	1,711,593	1,666,664

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2020	29

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Trinseo Materials Operating SCA(b),(o)
Term Loan
3-month USD LIBOR + 2.000% 09/06/2024	3.603%	533,932	517,914
Tronox Finance LLC(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 2.750% 09/23/2024	4.495%	569,171	554,372
Univar U.S.A., Inc.(b),(o)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% 07/01/2024	3.853%	439,658	432,329
Tranche B5 Term Loan
3-month USD LIBOR + 2.000% 07/01/2026	3.603%	1,200,000	1,183,800
Vantage Specialty Chemicals, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 10/28/2024	5.186%	493,703	467,374
Vantage Specialty Chemicals, Inc.(b),(d),(o)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% Floor 1.000% 10/27/2025	9.863%	600,000	528,000
Total			29,810,359
Construction Machinery 0.1%
Altra Industrial Motion Corp.(b),(o)
Term Loan
3-month USD LIBOR + 2.000% 10/01/2025	3.603%	662,687	655,781
Columbus McKinnon Corp.(b),(o)
Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 01/31/2024	4.445%	839,202	839,202
Douglas Dynamics LLC(b),(o)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 12/31/2021	4.610%	214,316	213,112
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
DXP Enterprises, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 4.750% Floor 1.000% 08/29/2023	6.353%	782,000	780,374
North American Lifting Holdings, Inc./TNT Crane & Rigging, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 4.500% Floor 1.000% 11/27/2020	6.445%	903,655	793,707
United Rentals, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 1.750% 10/31/2025	3.353%	493,750	491,898
Vertiv Group Corp.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 11/30/2023	7.750%	351,177	348,983
Total			4,123,057
Consumer Cyclical Services 0.3%
American Express(b),(o),(q)
Delayed Draw Term Loan
1-month USD LIBOR + 4.000% 03/31/2027	5.603%	683,628	668,247
Term Loan
1-month USD LIBOR + 4.000% 03/31/2027	5.603%	816,372	798,003
Cast & Crew Payroll LLC(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 02/09/2026	5.360%	994,987	981,306
Cushman & Wakefield U.S. Borrower LLC(b),(o)
Term Loan
1-month USD LIBOR + 2.750% 08/21/2025	4.353%	1,112,175	1,090,855
GoDaddy Operating Co., LLC/Finance Co., Inc.(b),(o)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 02/15/2024	3.353%	997,018	980,198

The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Strategic Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Prime Security Services Borrower LLC/Protection 1 Security Solutions(b),(o)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 09/23/2026	4.912%	2,493,750	2,422,055
ServiceMaster Co., LLC (The)(b),(o)
Tranche D Term Loan
3-month USD LIBOR + 1.750% 11/05/2026	3.375%	750,000	741,563
Sotheby’s(b),(o)
Term Loan
3-month USD LIBOR + 5.500% Floor 1.000% 01/15/2027	7.159%	1,399,774	1,401,089
Staples, Inc.(b),(o)
Tranche B1 Term Loan
3-month USD LIBOR + 5.000% 04/16/2026	6.655%	744,375	720,741
Uber Technologies, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 3.500% 07/13/2023	5.103%	2,239,558	2,215,483
USS Ultimate Holdings, Inc./United Site Services, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 08/25/2024	5.671%	443,199	439,986
WaterBridge Midstream Operating LLC(b),(d),(o)
Term Loan
3-month USD LIBOR + 5.750% Floor 1.000% 06/22/2026	7.834%	1,197,000	1,101,240
Web.com Group, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 10/10/2025	5.389%	500,000	485,415
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 10/09/2026	9.389%	731,809	701,622
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Weight Watchers International, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 4.750% Floor 0.750% 11/29/2024	6.720%	511,210	509,507
West Corp.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 10/10/2024	5.603%	899,951	713,211
Total			15,970,521
Consumer Products 0.0%
Serta Simmons Bedding LLC(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 11/08/2023	5.152%	1,156,614	672,641
SIWF Holdings, Inc./Spring Window Fashions(b),(d),(o)
1st Lien Term Loan
3-month USD LIBOR + 4.250% 06/15/2025	5.853%	541,750	532,269
Steinway Musical Instruments, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 02/14/2025	5.409%	1,195,069	1,188,376
Total			2,393,286
Diversified Manufacturing 0.3%
Allnex & Cy SCA(b),(o)
Tranche B2 Term Loan
3-month USD LIBOR + 3.250% Floor 0.750% 09/13/2023	4.863%	1,100,550	1,075,325
Tranche B3 Term Loan
3-month USD LIBOR + 3.250% Floor 0.750% 09/13/2023	4.863%	829,179	810,174
Bright Bidco BV/Lumileds LLC(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 06/30/2024	5.333%	1,194,404	560,772

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2020	31

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Brookfield WEC Holdings, Inc./Westinghouse Electric Company LLC(b),(o)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.750% 08/01/2025	4.603%	1,715,212	1,682,332
CPI Holdco LLC(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 4.250% 11/04/2026	6.195%	1,375,000	1,378,437
EWT Holdings III Corp.(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 2.750% 12/20/2024	4.354%	828,024	822,162
Gates Global LLC(b),(o)
Tranche B2 Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 04/01/2024	4.353%	1,707,024	1,672,525
Ingersoll Rand, Inc.(b),(o),(q)
Tranche B1 Term Loan
1-month USD LIBOR + 1.750% 07/30/2024		2,000,000	1,967,500
Ingersoll Rand, Inc.(b),(d),(o)
Tranche B1 Term Loan
3-month USD LIBOR + 2.750% 07/30/2024	0.000%	1,518,496	1,493,821
RBS Global, Inc./Rexnord LLC(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 08/21/2024	3.379%	862,069	858,302
Vertiv Group Corp.(b),(o),(q)
Tranche B Term Loan
1-month USD LIBOR + 3.000% 02/11/2027		1,500,000	1,485,000
Welbilt, Inc.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 10/23/2025	4.103%	500,000	485,000
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Zekelman Industries, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 2.250% 01/24/2027	3.853%	1,000,000	978,750
Total			15,270,100
Electric 0.3%
Astoria Energy LLC(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 12/24/2021	5.610%	736,132	733,681
Calpine Construction Finance Co., LP(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 01/15/2025	3.603%	1,488,607	1,464,418
Calpine Corp.(b),(o)
Term Loan
3-month USD LIBOR + 2.250% 01/15/2024	4.200%	526,105	516,677
Carroll County Energy LLC(b),(o)
Term Loan
3-month USD LIBOR + 3.500% 02/16/2026	5.445%	474,235	472,655
CPV Shore Holdings LLC(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 3.750% 12/29/2025	5.360%	465,092	467,710
Eastern Power LLC/Covert Midco LLC/TPF II LC LLC(b),(o)
Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 10/02/2025	5.353%	1,905,375	1,876,794
Edgewater Generation LLC(b),(o)
Term Loan
3-month USD LIBOR + 3.750% 12/13/2025	5.353%	1,734,981	1,663,413
EFS Cogen Holdings I LLC(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 06/28/2023	5.101%	961,656	956,502

The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Strategic Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Exgen Renewables IV LLC(b),(o)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 11/28/2024	4.620%	2,477,543	2,462,058
Frontera Generation Holdings LLC(b),(o)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 05/02/2025	5.909%	810,430	686,167
Helix Gen Funding LLC(b),(o)
Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 06/03/2024	5.353%	750,000	720,938
LMBE-MC Holdco II LLC(b),(d),(o)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 12/03/2025	5.950%	684,723	672,740
Nautilus Power LLC(b),(o)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 05/16/2024	5.853%	1,647,049	1,638,814
Vistra Operations Co., LLC(b),(o)
Term Loan
3-month USD LIBOR + 1.750% 12/31/2025	3.364%	1,401,763	1,384,241
West Deptford Energy Holdings LLC(b),(d),(o)
Term Loan
3-month USD LIBOR + 3.750% 08/03/2026	5.353%	520,502	510,092
WG Partners Acquisition LLC(b),(d),(o)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 11/15/2023	5.445%	608,813	593,593
Total			16,820,493
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Environmental 0.1%
Advanced Disposal Services, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 2.250% Floor 0.750% 11/10/2023	3.833%	1,022,525	1,019,539
EnergySolutions LLC/Envirocare of Utah LLC(b),(d),(o)
Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 05/09/2025	5.695%	788,000	736,780
GFL Environmental, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 05/30/2025	5.298%	1,984,937	1,944,524
US Ecology Holdings, Inc.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 11/02/2026	4.103%	1,000,000	1,005,000
Total			4,705,843
Finance Companies 0.1%
Avolon Borrower 1 LLC(b),(o)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% Floor 0.750% 01/15/2025	3.397%	1,080,687	1,068,075
Ellie Mae, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 04/17/2026	5.695%	997,500	985,660
FinCo I LLC/Fortress Investment Group(b),(o)
Term Loan
3-month USD LIBOR + 2.000% 12/27/2022	3.603%	1,702,079	1,684,003
Total			3,737,738
Food and Beverage 0.2%
8th Avenue Food & Provisions, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 10/01/2025	5.403%	902,248	897,358

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2020	33

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 10/01/2026	9.403%	1,686,397	1,635,805
Aramark Intermediate HoldCo Corp.(b),(d),(o)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 03/28/2024	3.353%	551,419	546,595
Dole Food Co., Inc.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 04/06/2024	4.382%	1,589,767	1,564,601
Froneri International PLC(b),(o)
Tranche B2 1st Lien Term Loan
1-month USD LIBOR + 2.250% 01/29/2027	3.853%	750,000	736,875
JBS U.S.A. Lux SA(b),(o)
Term Loan
3-month USD LIBOR + 2.000% 05/01/2026	3.603%	1,761,688	1,729,766
United Natural Foods, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 4.250% 10/22/2025	5.853%	792,000	660,330
US Foods, Inc./US Foodservice, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 1.750% 06/27/2023	3.353%	1,695,261	1,672,663
Total			9,443,993
Foreign Agencies 0.0%
Oxea Holding Vier GmbH(b),(o)
Tranche B2 Term Loan
3-month USD LIBOR + 3.500% 10/14/2024	5.188%	560,330	554,962
Gaming 0.3%
Affinity Gaming(b),(o)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% Floor 1.000% 01/31/2025	9.853%	400,000	381,000
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Aristocrat Leisure Ltd.(b),(o)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 10/19/2024	3.577%	1,476,152	1,442,939
Caesars Resort Collection LLC(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 12/23/2024	4.353%	1,553,443	1,496,478
CBAC Borrower LLC(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 4.000% 07/08/2024	5.603%	555,876	512,795
CCM Merger, Inc./MotorCity Casino Hotel(b),(o)
Term Loan
3-month USD LIBOR + 2.250% Floor 0.750% 08/06/2021	3.853%	1,086,645	1,084,472
CityCenter Holdings LLC(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.250% Floor 0.750% 04/18/2024	3.895%	0	0
Eldorado Resorts, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 2.250% 04/17/2024	3.889%	1,021,688	1,015,946
Gateway Casinos & Entertainment Ltd.(b),(d),(o)
Term Loan
3-month USD LIBOR + 3.000% 12/01/2023	4.945%	541,750	528,206
Golden Nugget, Inc./Landry’s, Inc.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.500% Floor 0.750% 10/04/2023	4.120%	2,093,050	2,049,012
Mohegan Tribal Gaming Authority(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 10/13/2023	5.603%	2,986,676	2,877,155

The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Strategic Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
PCI Gaming Authority(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 05/29/2026	4.103%	461,091	457,057
Playtika Holding Corp.(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 6.000% Floor 1.000% 12/10/2024	7.603%	2,000,000	2,000,000
Scientific Games International, Inc.(b),(o)
Tranche B5 Term Loan
3-month USD LIBOR + 2.750% 08/14/2024	4.366%	2,331,971	2,257,651
Spectacle Gary Holdings LLC(b),(o),(q),(r)
Delayed Draw Term Loan
3-month USD LIBOR + 9.000% Floor 2.000% 12/23/2025		77,703	78,868
Spectacle Gary Holdings LLC(b),(o)
Term Loan
3-month USD LIBOR + 9.000% Floor 2.000% 12/23/2025	11.000%	1,072,297	1,088,382
Stars Group Holdings BV(b),(o)
Term Loan
3-month USD LIBOR + 3.500% 07/10/2025	5.445%	1,859,105	1,852,710
Total			19,122,671
Health Care 0.3%
Acadia Healthcare Co., Inc.(b),(o)
Tranche B4 Term Loan
3-month USD LIBOR + 2.500% 02/16/2023	4.103%	977,928	973,039
Air Methods Corp.(b),(o)
Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 04/22/2024	5.445%	658,125	541,584
athenahealth, Inc.(b),(d),(o)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 4.500% 02/11/2026	6.158%	496,250	490,047
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Carestream Health, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 6.250% Floor 1.000% 02/28/2021	7.853%	636,311	608,949
Change Healthcare Holdings, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 03/01/2024	4.103%	952,062	931,831
DaVita, Inc.(b),(o)
Tranche B1 Term Loan
1-month USD LIBOR + 1.750% 08/12/2026	3.353%	997,500	985,211
Envision Healthcare Corp.(b),(o)
Term Loan
3-month USD LIBOR + 3.750% 10/10/2025	5.353%	1,163,250	932,927
EyeCare Partners LLC(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 3.750% 02/18/2027	5.418%	810,811	796,622
EyeCare Partners LLC(b),(o),(q)
Delayed Draw 1st Lien Term Loan
1-month USD LIBOR + 3.750% 02/18/2027		189,189	185,878
Gentiva Health Services, Inc.(b),(o)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 3.250% 07/02/2025	4.875%	1,070,615	1,059,909
HCA, Inc.(b),(o)
Tranche B12 Term Loan
3-month USD LIBOR + 1.750% 03/13/2025	3.353%	735,672	733,678
IQVIA, Inc./Quintiles IMS(b),(o)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 06/11/2025	3.695%	492,500	488,654
LifePoint Health, Inc.(b),(o)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.750% 11/16/2025	5.353%	1,759,057	1,741,466

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2020	35

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
National Mentor Holdings, Inc./Civitas Solutions, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 03/09/2026	5.610%	1,464,717	1,458,316
Tranche C 1st Lien Term Loan
3-month USD LIBOR + 4.000% 03/09/2026	5.610%	29,240	29,112
Ortho-Clinical Diagnostics, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 3.250% 06/30/2025	4.905%	1,067,584	1,014,205
Owens & Minor, Inc.(b),(d),(o)
Tranche B Term Loan
3-month USD LIBOR + 4.500% 04/30/2025	6.155%	1,009,625	848,085
PAREXEL International Corp.(b),(o)
Term Loan
3-month USD LIBOR + 2.750% 09/27/2024	4.353%	695,273	673,254
Phoenix Guarantor, Inc./BrightSpring(b),(o)
Tranche B1 1st Lien Term Loan
1-month USD LIBOR + 3.250% 03/05/2026	4.921%	497,500	489,207
Pluto Acquisition I, Inc.(b),(d),(o)
1st Lien Term Loan
3-month USD LIBOR + 5.000% 06/22/2026	6.819%	995,000	980,075
Select Medical Corp.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 03/06/2025	4.580%	1,552,316	1,536,792
Team Health Holdings, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/06/2024	4.353%	486,250	366,715
Upstream Newco, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 4.500% 11/20/2026	6.103%	750,000	735,000
Total			18,600,556
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Leisure 0.1%
Crown Finance US, Inc./Cineworld Group PLC(b),(o)
Term Loan
3-month USD LIBOR + 2.250% 02/28/2025	3.853%	1,974,422	1,822,115
Formula One Management Ltd.(b),(d),(o)
Tranche B3 Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 02/01/2024	4.103%	1,098,574	1,060,124
Life Time Fitness, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 06/10/2022	4.363%	1,594,478	1,568,966
Metro-Goldwyn-Mayer, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 2.500% 07/03/2025	4.110%	715,937	708,778
Metro-Goldwyn-Mayer, Inc.(b),(d),(o)
2nd Lien Term Loan
3-month USD LIBOR + 4.500% Floor 1.000% 07/03/2026	6.110%	550,000	536,250
NAI Entertainment Holdings LLC(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 05/08/2025	4.110%	544,271	543,590
Six Flags Theme Parks, Inc.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 04/17/2026	3.360%	497,500	475,525
William Morris Endeavor Entertainment LLC/IMG Worldwide Holdings LLC(b),(o)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 2.750% 05/18/2025	4.365%	1,689,095	1,632,089
Total			8,347,437

The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Strategic Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Lodging 0.0%
Four Seasons Holdings, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 2.000% Floor 0.750% 11/30/2023	3.603%	992,327	974,138
Hilton Worldwide Finance LLC(b),(o)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 06/22/2026	3.377%	887,699	877,099
Total			1,851,237
Media and Entertainment 0.5%
Cengage Learning, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 06/07/2023	5.853%	1,401,310	1,290,088
Clear Channel Outdoor Holdings, Inc.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 08/21/2026	5.103%	997,500	983,784
Creative Artists Agency LLC(b),(o)
Term Loan
3-month USD LIBOR + 3.750% 11/27/2026	5.353%	2,000,000	1,985,840
Cumulus Media New Holdings, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 03/31/2026	5.353%	498,750	487,528
Diamond Sports Group LLC(b),(o)
Term Loan
3-month USD LIBOR + 3.250% 08/24/2026	4.880%	1,745,625	1,588,519
Emerald Expositions Holding, Inc.(b),(d),(o)
Term Loan
3-month USD LIBOR + 2.750% 05/22/2024	4.353%	1,675,918	1,550,224
Entravision Communications Corp.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 11/29/2024	4.353%	488,314	481,194
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Gray Television, Inc.(b),(o)
Tranche C Term Loan
3-month USD LIBOR + 2.500% 01/02/2026	4.162%	1,701,415	1,688,654
iHeartCommunications, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 3.000% 05/01/2026	4.655%	1,250,000	1,225,000
ION Media Networks, Inc.(b),(o)
Tranche B4 Term Loan
3-month USD LIBOR + 3.000% 12/18/2024	4.625%	1,545,236	1,523,989
Learfield Communications LLC(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 12/01/2023	4.860%	1,173,909	1,058,866
Lions Gate Capital Holdings LLC(b),(d),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 03/24/2025	3.853%	1,537,149	1,491,034
Mcgraw-Hill Global Education Holdings LLC(b),(o)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 05/04/2022	5.603%	997,394	936,304
Meredith Corp.(b),(o)
Tranche B2 Term Loan
1-month USD LIBOR + 2.500% 01/31/2025	4.103%	1,477,880	1,462,185
Mission Broadcasting, Inc.(b),(o)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% 01/17/2024	3.905%	105,542	104,791
Montreign Operating Co., LLC(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 8.250% Floor 1.000% 01/24/2023	9.853%	1,326,591	1,158,870
NASCAR Holdings, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 2.750% 10/19/2026	4.389%	707,713	703,113

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2020	37

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
NEP Group, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 10/20/2025	4.853%	992,481	919,703
Nexstar Broadcasting, Inc.(b),(o)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% 01/17/2024	3.853%	471,695	468,337
Tranche B4 Term Loan
3-month USD LIBOR + 2.750% 09/18/2026	4.405%	997,500	987,525
Nielsen Finance LLC/VNU, Inc.(b),(o)
Tranche B4 Term Loan
3-month USD LIBOR + 2.000% 10/04/2023	3.671%	1,941,971	1,921,347
PUG, LLC(b),(o),(q)
Tranche B Term Loan
1-month USD LIBOR + 3.500% 02/12/2027		700,000	654,500
Radio One, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 04/18/2023	5.610%	1,328,319	1,283,489
Sinclair Television Group, Inc.(b),(d),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 01/03/2024	3.860%	1,488,491	1,458,721
Terrier Media Buyer, Inc.(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 4.250% 12/17/2026	6.148%	1,125,000	1,115,629
Univision Communications, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 03/15/2024	4.353%	988,656	949,603
Total			29,478,837
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Metals and Mining 0.0%
Big River Steel LLC(b),(o)
Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 08/23/2023	6.945%	403,092	402,338
Harsco Corp.(b),(o)
Tranche B2 Term Loan
3-month USD LIBOR + 2.250% Floor 1.000% 12/06/2024	3.875%	479,181	479,483
Total			881,821
Midstream 0.1%
Buckeye Partners LP(b),(o)
Term Loan
3-month USD LIBOR + 2.750% 11/01/2026	4.405%	525,000	518,002
Equitrans Midstream Corp.(b),(o)
Term Loan
3-month USD LIBOR + 4.500% 01/31/2024	6.110%	495,000	491,287
GIP III Stetson I/II LP(b),(o)
Term Loan
3-month USD LIBOR + 4.250% 07/18/2025	5.889%	1,605,958	1,449,377
Lower Cadence Holdings LLC(b),(o)
Term Loan
3-month USD LIBOR + 4.000% 05/22/2026	5.603%	646,750	607,544
Prairie ECI Acquiror LP(b),(o)
Term Loan
3-month USD LIBOR + 4.750% 03/11/2026	6.695%	2,462,500	2,379,391
Stonepeak Lonestar Holdings LLC(b),(o)
Term Loan
3-month USD LIBOR + 4.500% 10/19/2026	6.336%	1,468,125	1,442,433
Total			6,888,034

The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Strategic Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 0.1%
Apergy Corp.(b),(d),(o)
Term Loan
3-month USD LIBOR + 2.500% 05/09/2025	4.125%	1,195,294	1,180,352
Fieldwood Energy LLC(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 5.250% Floor 1.000% 04/11/2022	7.027%	275,952	213,863
2nd Lien Term Loan
3-month USD LIBOR + 7.250% Floor 1.000% 04/11/2023	9.027%	372,536	188,130
McDermott International, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 10.000% Floor 1.000% 10/21/2021	11.850%	156,229	169,769
McDermott International, Inc.(o),(p)
Term Loan
05/09/2025		663,187	384,238
McDermott Technology (Americas), Inc.(b),(o),(r),(s)
Debtor in Possession Term Loan
1-month USD LIBOR + 9.000% 10/21/2020	4.953%	70,368	71,189
MRC Global, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 3.000% 09/20/2024	4.603%	1,049,806	1,020,937
Traverse Midstream Partners LLC(b),(o)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 09/27/2024	5.610%	2,705,875	2,245,876
Total			5,474,354
Other Financial Institutions 0.1%
IRI Holdings, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 4.500% 12/01/2025	6.114%	1,239,987	1,188,838
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Lifescan Global Corp.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 6.000% 10/01/2024	8.056%	1,232,250	1,160,164
Royalty Pharma Finance II(b),(o),(q)
Term Loan
1-month USD LIBOR + 1.750% 02/07/2027	3.415%	1,775,000	1,772,781
1-month USD LIBOR + 1.750% 02/07/2027	3.415%	325,000	322,767
Trans Union LLC(b),(o)
Tranche B5 Term Loan
3-month USD LIBOR + 1.750% 11/16/2026	3.353%	1,245,560	1,233,491
UFC Holdings LLC(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 04/29/2026	4.860%	1,565,404	1,544,662
Total			7,222,703
Other Industry 0.2%
Filtration Group Corp.(b),(o)
Term Loan
3-month USD LIBOR + 3.000% 03/29/2025	4.603%	850,768	843,749
Hamilton Holdco LLC/Reece International Pty Ltd.(b),(o)
Term Loan
3-month USD LIBOR + 2.000% 01/02/2027	3.950%	992,475	972,625
Harland Clarke Holdings Corp.(b),(o)
Term Loan
3-month USD LIBOR + 4.750% Floor 1.000% 11/03/2023	6.463%	1,169,883	920,312
Hillman Group, Inc. (The)(b),(o)
Term Loan
3-month USD LIBOR + 4.000% 05/30/2025	5.603%	664,875	635,508
II-VI, Inc.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 09/24/2026	5.103%	1,496,250	1,477,547

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2020	39

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Interior Logic Group Holdings IV LLC(b),(d),(o)
Term Loan
3-month USD LIBOR + 4.000% 05/30/2025	5.603%	839,375	816,292
Lightstone Holdco LLC(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 01/30/2024	5.353%	1,289,448	1,137,139
Tranche C Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 01/30/2024	5.353%	72,727	64,136
Titan Acquisition Ltd./Husky IMS International Ltd.(b),(o)
Term Loan
3-month USD LIBOR + 3.000% 03/28/2025	4.603%	1,634,856	1,521,773
Total			8,389,081
Other REIT 0.1%
ESH Hospitality, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 2.000% 09/18/2026	3.603%	997,500	981,710
RHP Hotel Properties LP(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 05/11/2024	3.610%	463,500	463,500
VICI Properties 1 LLC(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 1.750% 12/20/2024	3.379%	1,811,364	1,775,136
Total			3,220,346
Packaging 0.3%
Altium Packaging LLC(b),(o),(q)
1st Lien Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 05/22/2024	4.353%	1,437,353	1,419,386
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Anchor Glass Container Corp.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 12/07/2023	4.433%	817,245	597,357
Berry Global, Inc.(b),(o)
Tranche X Term Loan
3-month USD LIBOR + 2.000% 01/19/2024	3.671%	1,196,091	1,177,408
Flex Acquisition Co., Inc./Novolex(b),(o)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 12/29/2023	4.900%	1,119,723	1,068,406
LABL, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 4.500% 07/01/2026	6.103%	773,063	763,399
Packaging Coordinators Midco, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 06/30/2023	5.950%	690,925	689,633
Plastipak Holdings, Inc.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 10/14/2024	4.110%	1,660,266	1,618,760
Printpack Holdings, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 07/26/2023	4.625%	746,770	741,640
ProAmpac PG Borrower LLC(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 11/20/2023	5.210%	869,902	829,669
ProAmpac PG Borrower LLC(b),(d),(o)
2nd Lien Term Loan
3-month USD LIBOR + 8.500% Floor 1.000% 11/18/2024	10.192%	700,000	680,750

The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Strategic Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Reynolds Consumer Products, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 1.750% 02/04/2027	3.501%	375,000	370,312
Reynolds Group Holdings, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/05/2023	4.353%	2,235,085	2,210,410
Spectrum Holdings III Corp.(b),(o)
2nd Lien Term Loan
3-month USD LIBOR + 7.000% Floor 1.000% 01/31/2026	8.603%	425,000	335,963
Tricorbraun Holdings, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 11/30/2023	5.693%	436,807	430,255
Trident TPI Holdings, Inc.(b),(o)
Tranche B1 Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 10/17/2024	4.603%	705,575	679,116
Twist Beauty International Holdings S.A.(b),(o)
Tranche B2 Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 04/22/2024	4.907%	588,269	581,468
Total			14,193,932
Pharmaceuticals 0.2%
Bausch Health Companies, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 3.000% 06/02/2025	4.659%	1,480,774	1,470,409
3-month USD LIBOR + 2.750% 11/27/2025	4.409%	191,250	189,995
Catalent Pharma Solutions, Inc.(b),(o)
Tranche B2 Term Loan
3-month USD LIBOR + 2.250% 05/18/2026	3.853%	992,500	977,613
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Elanco Animal Health, Inc.(b),(o),(q)
Tranche B Term Loan
1-month USD LIBOR + 1.750% 02/04/2027		1,775,000	1,754,286
Endo Finance Co. I SARL(b),(o)
Term Loan
3-month USD LIBOR + 4.250% Floor 0.750% 04/29/2024	5.875%	1,451,150	1,383,729
Grifols Worldwide Operations Ltd.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 11/15/2027	3.579%	1,375,239	1,362,435
Jaguar Holding Co. I LLC/Pharmaceutical Product Development LLC(b),(o)
Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 08/18/2022	4.103%	1,241,500	1,230,252
Mallinckrodt International Finance SA(b),(o)
Term Loan
3-month USD LIBOR + 3.000% Floor 0.750% 02/24/2025	4.704%	965,027	845,779
Sunshine Luxembourg VII SARL(b),(o),(q)
Tranche B1 Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 10/01/2026	6.195%	1,600,000	1,570,000
Total			10,784,498
Property & Casualty 0.1%
Asurion LLC(b),(o)
Tranche B2 2nd Lien Term Loan
3-month USD LIBOR + 6.500% 08/04/2025	8.103%	1,725,000	1,727,156
Tranche B4 Term Loan
3-month USD LIBOR + 3.000% 08/04/2022	4.603%	1,109,566	1,098,004
Tranche B6 Term Loan
3-month USD LIBOR + 3.000% 11/03/2023	4.603%	402,923	398,559

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2020	41

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Tranche B7 Term Loan
3-month USD LIBOR + 3.000% 11/03/2024	4.603%	992,443	981,695
Sedgwick Claims Management Services, Inc./Lightning Cayman Merger Sub, Ltd.(b),(o)
Term Loan
3-month USD LIBOR + 3.250% 12/31/2025	4.853%	1,987,481	1,937,794
USI, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 3.000% 05/16/2024	4.945%	1,752,474	1,708,662
Total			7,851,870
Railroads 0.0%
Genesee & Wyoming, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 2.000% 12/30/2026	3.961%	875,000	869,164
Restaurants 0.1%
Carrols Restaurant Group, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 3.250% 04/30/2026	4.870%	497,500	472,625
IRB Holding Corp./Arby’s/Buffalo Wild Wings(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 2.750% Floor 1.000% 02/05/2025	4.379%	614,927	598,016
KFC Holding Co./Yum! Brands(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 04/03/2025	3.409%	1,646,010	1,628,003
New Red Finance, Inc./Burger King/Tim Hortons(b),(o)
Tranche B4 Term Loan
3-month USD LIBOR + 1.750% 11/19/2026	3.353%	2,700,749	2,653,486
Whatabrands LLC(b),(o)
Term Loan
1-month USD LIBOR + 2.750% 08/02/2026	4.416%	1,496,250	1,466,325
Total			6,818,455
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Retailers 0.1%
Academy Ltd.(b),(o)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 07/01/2022	5.655%	476,458	377,593
AI Aqua Merger Sub, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 12/13/2023	4.853%	342,125	333,144
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 12/13/2023	4.853%	631,608	616,607
ASP Unifrax Holdings, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 12/12/2025	5.695%	495,000	450,450
Bass Pro Group LLC(b),(o)
Term Loan
3-month USD LIBOR + 5.000% Floor 0.750% 09/25/2024	6.603%	482,563	460,848
Belk, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 6.750% Floor 1.000% 07/31/2025	8.803%	511,572	349,291
BJ’s Wholesale Club, Inc.(b),(o)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 2.250% Floor 1.000% 02/03/2024	3.903%	727,441	720,508
Burlington Coat Factory Warehouse Corp.(b),(d),(o)
Tranche B5 Term Loan
3-month USD LIBOR + 1.750% Floor 0.750% 11/17/2024	3.410%	721,423	710,602
Harbor Freight Tools U.S.A., Inc.(b),(o)
Term Loan
3-month USD LIBOR + 2.500% Floor 0.750% 08/18/2023	4.103%	1,919,999	1,820,409

The accompanying Notes to Financial Statements are an integral part of this statement.
42	Columbia Strategic Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Michaels Stores, Inc.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 01/30/2023	4.106%	988,720	889,848
Party City Holdings, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 2.500% Floor 0.750% 08/19/2022	4.100%	1,135,228	1,033,057
Total			7,762,357
Technology 1.2%
Ascend Learning LLC(b),(o)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 07/12/2024	4.603%	1,361,054	1,350,846
Avaya, Inc.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 4.250% 12/15/2024	5.900%	3,326,765	3,154,871
CDS US Intermediate Holdings, Inc.(b),(o)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% Floor 1.000% 07/10/2023	10.195%	1,000,000	839,000
Celestica, Inc.(b),(d),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.125% 06/27/2025	3.738%	988,722	973,891
CommScope, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 3.250% 04/06/2026	4.853%	3,491,250	3,430,153
Cyxtera DC Holdings, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 05/01/2024	4.660%	1,989,809	1,683,637
Dawn Acquisition LLC(b),(o)
Term Loan
3-month USD LIBOR + 3.750% 12/31/2025	5.695%	1,863,731	1,764,953
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
DCert Buyer, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 10/16/2026	5.603%	650,000	642,688
Dell International LLC/EMC Corp.(b),(o)
Tranche B1 Term Loan
3-month USD LIBOR + 2.000% 09/19/2025	3.610%	2,780,179	2,744,565
Dun & Bradstreet Corp. (The)(b),(o)
Term Loan
3-month USD LIBOR + 4.000% 02/06/2026	5.613%	750,000	751,560
Evertec Group LLC(b),(d),(o)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 11/27/2024	5.103%	1,489,975	1,471,350
Greeneden US Holdings I LLC/Genesys Telecommunications Laboratories, Inc.(b),(o)
Tranche B3 Term Loan
3-month USD LIBOR + 3.250% 12/01/2023	4.853%	1,830,291	1,805,893
Hyland Software, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 0.750% 07/01/2024	5.103%	685,515	681,231
Infor US, Inc.(b),(o)
Tranche B6 Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/01/2022	4.695%	882,047	875,211
Informatica LLC(b),(o),(q)
Term Loan
1-month USD LIBOR + 3.250% 02/25/2027		1,850,000	1,808,375
MA FinanceCo LLC/Micro Focus International PLC(b),(o)
Tranche B2 Term Loan
3-month USD LIBOR + 2.250% 11/19/2021	3.853%	342,594	338,311
MA FinanceCo LLC/Micro Focus International PLC(b),(d),(o)
Tranche B3 Term Loan
3-month USD LIBOR + 2.500% 06/21/2024	4.103%	212,735	201,566

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2020	43

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Maxar Technologies Ltd.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 10/04/2024	4.360%	980,000	918,750
McAfee LLC(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 3.750% 09/30/2024	5.353%	1,015,009	1,003,275
Microchip Technology, Inc.(b),(d),(o)
Term Loan
3-month USD LIBOR + 2.000% 05/29/2025	3.610%	1,542,264	1,530,697
Misys Ltd./Almonde/Tahoe/Finastra USA(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 06/13/2024	5.277%	671,384	638,936
Monotype Imaging Holdings Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 5.500% 10/09/2026	7.445%	1,500,000	1,458,750
MYOB US Borrower LLC(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 05/06/2026	5.603%	1,293,500	1,283,799
Natel Engineering Co., Inc.(b),(o)
Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 04/30/2026	6.603%	1,592,987	1,513,338
Neustar, Inc.(b),(o)
Tranche B4 1st Lien Term Loan
3-month USD LIBOR + 3.500% 08/08/2024	5.103%	1,988,579	1,807,121
Oberthur Technologies Holding SAS(b),(o)
Tranche B1 Term Loan
3-month USD LIBOR + 3.750% 01/10/2024	5.695%	822,907	800,426
ON Semiconductor Corp.(b),(o)
Tranche B4 Term Loan
3-month USD LIBOR + 2.000% 09/19/2026	3.603%	1,995,000	1,968,826
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Perspecta, Inc.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 05/30/2025	3.853%	812,625	801,451
Plantronics, Inc.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 07/02/2025	4.103%	2,633,460	2,407,430
Project Alpha Intermediate Holding, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 04/26/2024	5.380%	269,627	265,583
3-month USD LIBOR + 4.250% 04/26/2024	6.130%	1,465,412	1,452,590
Rackspace Hosting, Inc.(b),(o)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 11/03/2023	4.763%	1,430,019	1,362,637
Refinitiv US Holdings, Inc.(a),(b),(o)
Term Loan
3-month USD LIBOR + 3.250% 10/01/2025	4.853%	1,982,481	1,976,692
Riverbed Technology, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 04/24/2022	4.860%	904,629	818,689
RP Crown Parent LLC(b),(o)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 10/12/2023	4.353%	496,164	491,202
Sabre GLBL, Inc.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 02/22/2024	3.603%	1,862,644	1,777,279
Science Applications International Corp.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 10/31/2025	3.353%	987,500	976,391

The accompanying Notes to Financial Statements are an integral part of this statement.
44	Columbia Strategic Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
SCS Holdings I Inc./Sirius Computer Solutions, Inc.(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 3.500% 07/01/2026	5.103%	870,625	866,272
Seattle SpinCo, Inc./Micro Focus International PLC(b),(d),(o)
Term Loan
3-month USD LIBOR + 2.500% 06/21/2024	4.103%	1,190,788	1,128,272
SS&C Technologies Holdings, Inc.(b),(o)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 04/16/2025	3.353%	273,054	269,185
Tranche B4 Term Loan
3-month USD LIBOR + 1.750% 04/16/2025	3.353%	194,843	192,082
Tranche B5 Term Loan
3-month USD LIBOR + 1.750% 04/16/2025	3.353%	1,984,813	1,958,514
Tempo Acquisition LLC(b),(o)
Term Loan
3-month USD LIBOR + 2.750% 05/01/2024	4.353%	1,918,616	1,891,046
TIBCO Software, Inc.(b),(o),(q)
Term Loan
3-month USD LIBOR + 4.000% 06/30/2026	5.670%	1,047,500	1,034,406
TTM Technologies, Inc.(b),(d),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 09/28/2024	4.155%	1,885,898	1,862,324
Ultimate Software Group, Inc. (The)(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 05/04/2026	5.353%	1,995,000	1,986,142
Verint Systems, Inc.(b),(d),(o)
Term Loan
3-month USD LIBOR + 2.000% 06/28/2024	3.707%	577,345	574,459
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Veritas US, Inc.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 4.500% Floor 1.000% 01/27/2023	6.158%	1,713,710	1,602,319
Verscend Holding Corp.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 4.500% 08/27/2025	6.103%	1,065,284	1,059,958
Western Digital Corp.(b),(d),(o)
Tranche B4 Term Loan
3-month USD LIBOR + 1.750% 04/29/2023	3.353%	1,393,352	1,372,451
Xperi Corp.(b),(o)
Tranche B1 Term Loan
3-month USD LIBOR + 2.500% Floor 0.750% 12/01/2023	4.103%	1,227,368	1,222,765
Total			66,792,158
Wireless 0.1%
Cellular South, Inc.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 05/17/2024	3.853%	492,424	488,731
Numericable US LLC(b),(o)
Tranche B11 Term Loan
3-month USD LIBOR + 2.750% 07/31/2025	4.353%	972,500	934,816
SBA Senior Finance II LLC(b),(o)
Term Loan
3-month USD LIBOR + 1.750% 04/11/2025	3.360%	2,483,615	2,452,569
Sprint Communications, Inc.(b),(d),(o)
Term Loan
3-month USD LIBOR + 2.500% Floor 0.750% 02/02/2024	4.125%	1,026,382	1,016,118
3-month USD LIBOR + 3.000% Floor 0.750% 02/02/2024	4.625%	992,481	983,797
Total			5,876,031

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2020	45

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines 0.1%
CenturyLink, Inc.(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 2.250% 03/15/2027	3.853%	1,500,000	1,453,755
Level 3 Financing, Inc.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 03/01/2027	3.353%	843,319	823,291
Southwire Co., LLC(b),(o)
Term Loan
3-month USD LIBOR + 1.750% 05/19/2025	3.353%	985,000	980,075
Windstream Services LLC(b),(o),(s)
Debtor in Possession Term Loan
3-month USD LIBOR + 2.500% 02/26/2021	4.110%	1,000,000	999,380
Windstream Services LLC(b),(o)
Tranche B6 Term Loan
3-month USD LIBOR + 6.000% Floor 0.750% 03/29/2021	9.750%	599,908	535,417
Zayo Group LLC/Capital, Inc.(b),(o),(q)
Term Loan
1-month USD LIBOR + 3.000% 02/19/2027		1,125,000	1,097,280
Total			5,889,198
Total Senior Loans (Cost $386,067,822)			373,871,313

U.S. Treasury Obligations 0.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
08/15/2048	3.000%	8,265,000	10,752,248
Total U.S. Treasury Obligations (Cost $8,197,847)			10,752,248

Warrants 0.0%
Issuer	Shares	Value ($)
Communication Services 0.0%
Media 0.0%
iHeartCommunications, Inc.(h)	11,995	168,686
Total Communication Services		168,686
Total Warrants (Cost $203,915)		168,686

Options Purchased Calls 0.4%
Value ($)
(Cost $5,028,500)	20,321,548

Money Market Funds 2.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.641%(t),(u)	143,733,507	143,733,507
Total Money Market Funds (Cost $143,735,068)		143,733,507
Total Investments in Securities (Cost: $5,904,529,015)		6,068,905,780
Other Assets & Liabilities, Net		(403,832,189)
Net Assets		5,665,073,591

At February 29, 2020, securities and/or cash totaling $39,005,196 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
21,845,742 USD	1,470,000,000 RUB	Citi	03/13/2020	80,100	—
1,470,000,000 RUB	22,853,944 USD	HSBC	03/13/2020	928,102	—
480,031,878 MXN	25,579,736 USD	Morgan Stanley	03/13/2020	1,231,333	—
43,982,458 EUR	48,019,740 USD	UBS	03/13/2020	—	(565,922)
Total				2,239,535	(565,922)

The accompanying Notes to Financial Statements are an integral part of this statement.
46	Columbia Strategic Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	1,711	06/2020	USD	373,559,424	3,219,708	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(73)	06/2020	USD	(9,836,750)	—	(250,549)
U.S. Treasury 5-Year Note	(741)	06/2020	USD	(90,957,750)	—	(1,686,308)
U.S. Ultra Treasury Bond	(2,267)	06/2020	USD	(470,402,500)	—	(25,581,628)
Total					—	(27,518,485)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay 3-Month USD LIBOR BBA	Morgan Stanley	USD	445,000,000	445,000,000	1.50	07/24/2020	5,028,500	20,321,548

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(191,000,000)	(191,000,000)	1.30	5/21/2020	(1,910,000)	(5,608,199)
10-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	(191,000,000)	(191,000,000)	1.30	5/21/2020	(1,719,000)	(5,608,199)
3-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(447,300,000)	(447,300,000)	1.30	5/19/2020	(1,297,170)	(5,989,526)
Total							(4,926,170)	(17,205,924)

Interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
U.S. CPI Urban Consumers NSA	Fixed rate of 1.761%	Receives at Maturity, Pays at Maturity	JPMorgan	02/26/2030	USD	77,000,000	(612,850)	—	—	—	—	(612,850)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 6.230%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	01/09/2026	MXN	580,000,000	(515,649)	—	—	—	(515,649)
Fixed rate of 5.985%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	01/21/2026	MXN	211,000,000	(316,132)	—	—	—	(316,132)
3-Month USD LIBOR	Fixed rate of 1.781%	Receives Quarterly, Pays SemiAnnually	Morgan Stanley	08/09/2049	USD	53,500,000	(6,619,583)	—	—	—	(6,619,583)
Total							(7,451,364)	—	—	—	(7,451,364)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2020	47

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit iTraxx Asia ex-Japan Investment Grade Index, Series 32	Barclays	12/20/2024	1.000	Quarterly	USD	8,721,428	(113,026)	(17,201)	—	(183,691)	53,464	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	22,200,000	811,521	—	863,375	—	—	(51,854)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	13,000,000	475,215	(4,333)	546,946	—	—	(76,064)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	24,000,000	877,320	(8,000)	1,378,975	—	—	(509,655)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	24,000,000	877,320	(8,000)	1,420,475	—	—	(551,155)
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	16,100,000	640,748	(5,367)	554,873	—	80,508	—
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	22,200,000	883,516	—	969,435	—	—	(85,919)
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	10,500,000	417,879	(3,500)	591,106	—	—	(176,727)
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	24,000,000	955,152	(8,000)	1,334,060	—	—	(386,908)
Markit iTraxx Asia ex-Japan Investment Grade Index, Series 32	Citi	12/20/2024	1.000	Quarterly	USD	25,475,000	(330,144)	(50,242)	—	(536,554)	156,168	—
Markit iTraxx Asia ex-Japan Investment Grade Index, Series 32	Citi	12/20/2024	1.000	Quarterly	USD	8,721,429	(113,026)	(17,201)	—	(174,605)	44,378	—
Markit iTraxx Asia ex-Japan Investment Grade Index, Series 32	Goldman Sachs International	12/20/2024	1.000	Quarterly	USD	13,082,143	(169,538)	(25,801)	—	(261,907)	66,568	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	USD	16,100,000	640,748	(5,367)	472,699	—	162,682	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	USD	4,400,000	175,112	(1,467)	162,822	—	10,823	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	USD	24,000,000	955,152	(8,000)	1,240,258	—	—	(293,106)
Total							6,983,949	(162,479)	9,535,024	(1,156,757)	574,591	(2,131,388)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 33	Morgan Stanley	12/20/2024	5.000	Quarterly	USD	125,892,420	78,518	—	—	78,518	—
Markit CDX North America High Yield Index, Series 33	Morgan Stanley	12/20/2024	5.000	Quarterly	USD	149,880,000	(102,236)	—	—	—	(102,236)
Total							(23,718)	—	—	78,518	(102,236)

The accompanying Notes to Financial Statements are an integral part of this statement.
48	Columbia Strategic Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Reference index and values for swap contracts as of period end
Reference index		Reference rate
28-Day MXN TIIE-Banxico	Interbank Equilibrium Interest Rate	7.293%
3-Month USD LIBOR	London Interbank Offered Rate	1.463%
U.S. CPI Urban Consumers NSA	United States Consumer Price All Urban Non-Seasonally Adjusted Index	2.335%
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At February 29, 2020, the total value of these securities amounted to $3,516,484,926, which represents 62.07% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of February 29, 2020.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 29, 2020, the total value of these securities amounted to $28,381,064, which represents 0.50% of total net assets.
(d)	Valuation based on significant unobservable inputs.
(e)	Represents shares owned in the residual interest of an asset-backed securitization.
(f)	Zero coupon bond.
(g)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of February 29, 2020.
(h)	Non-income producing investment.
(i)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of February 29, 2020.
(j)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(k)	Represents a security purchased on a when-issued basis.
(l)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(m)	Principal and interest may not be guaranteed by a governmental entity.
(n)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(o)	The stated interest rate represents the weighted average interest rate at February 29, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(p)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At February 29, 2020, the total value of these securities amounted to $1,159,533, which represents 0.02% of total net assets.
(q)	Represents a security purchased on a forward commitment basis.
(r)	At February 29, 2020, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

Borrower	Unfunded Commitment ($)
McDermott Technology (Americas), Inc. Debtor in Possession Term Loan 10/21/2020 4.953%	38,116
Spectacle Gary Holdings LLC Delayed Draw Term Loan 12/23/2025	77,703

(s)	The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy Code.
(t)	The rate shown is the seven-day current annualized yield at February 29, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2020	49

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Notes to Portfolio of Investments  (continued)
(u)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended February 29, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.641%
	247,839,387	877,883,835	(981,989,715)	143,733,507	20,337	10,243	2,454,784	143,733,507
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
DOP	Dominican Republic Peso
EGP	Egyptian Pound
EUR	Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
RUB	Russian Ruble
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
50	Columbia Strategic Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	660,457,446	65,127,798	725,585,244
Commercial Mortgage-Backed Securities - Non-Agency	—	294,174,041	—	294,174,041
Common Stocks
Communication Services	115,076	—	—	115,076
Consumer Discretionary	—	—	607	607
Energy	—	374,489	—	374,489
Information Technology	39	—	—	39
Materials	—	79,071	—	79,071
Utilities	—	24,918	—	24,918
Total Common Stocks	115,115	478,478	607	594,200
Corporate Bonds & Notes	—	2,011,341,583	—	2,011,341,583
Foreign Government Obligations	—	514,919,913	—	514,919,913
Inflation-Indexed Bonds	—	38,090,858	—	38,090,858
Residential Mortgage-Backed Securities - Agency	—	744,146,283	—	744,146,283
Residential Mortgage-Backed Securities - Non-Agency	—	1,178,602,383	12,603,973	1,191,206,356
Senior Loans	—	339,454,107	34,417,206	373,871,313
U.S. Treasury Obligations	10,752,248	—	—	10,752,248
Warrants
Communication Services	—	168,686	—	168,686
Total Warrants	—	168,686	—	168,686
Options Purchased Calls	—	20,321,548	—	20,321,548
Money Market Funds	143,733,507	—	—	143,733,507
Total Investments in Securities	154,600,870	5,802,155,326	112,149,584	6,068,905,780
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	2,239,535	—	2,239,535
Futures Contracts	3,219,708	—	—	3,219,708
Swap Contracts	—	653,109	—	653,109
Liability
Forward Foreign Currency Exchange Contracts	—	(565,922)	—	(565,922)
Futures Contracts	(27,518,485)	—	—	(27,518,485)
Options Contracts Written	—	(17,205,924)	—	(17,205,924)
Swap Contracts	—	(10,297,838)	—	(10,297,838)
Total	130,302,093	5,776,978,286	112,149,584	6,019,429,963
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2020	51

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Fair value measurements  (continued)
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 08/31/2019 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 02/29/2020 ($)
Asset-Backed Securities — Non-Agency	53,475,785	203,853	—	(2,664,154)	27,578,000	(13,465,686)	—	—	65,127,798
Common Stocks	101,701	—	—	(69,253)	—	—	69,860	(101,701)	607
Residential Mortgage-Backed Securities — Agency	14,668,100	—	—	—	—	—	—	(14,668,100)	—
Residential Mortgage-Backed Securities — Non-Agency	12,549,090	8,881	—	46,002	—	—	—	—	12,603,973
Senior Loans	7,353,942	6,069	16,683	(472,033)	—	(3,044,988)	33,662,224	(3,104,691)	34,417,206
Total	88,148,618	218,803	16,683	(3,159,438)	27,578,000	(16,510,674)	33,732,084	(17,874,492)	112,149,584
(a) Change in unrealized appreciation (depreciation) relating to securities held at February 29, 2020 was $(3,158,022), which is comprised of Asset-Backed Securities — Non-Agency of $(2,664,154), Common Stocks of $(69,253), Residential Mortgage-Backed Securities — Non-Agency of $46,002 and Senior Loans of $(470,617).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks, residential mortgage backed securities, asset backed securities and senior loans classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
52	Columbia Strategic Income Fund | Semiannual Report 2020

Statement of Assets and Liabilities
February 29, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $5,755,765,447)	$5,904,850,725
Affiliated issuers (cost $143,735,068)	143,733,507
Options purchased (cost $5,028,500)	20,321,548
Cash collateral held at broker for:
Swap contracts	300,000
Options contracts written	7,153,000
Margin deposits on:
Futures contracts	16,312,065
Swap contracts	15,240,131
Unrealized appreciation on forward foreign currency exchange contracts	2,239,535
Unrealized appreciation on swap contracts	574,591
Upfront payments on swap contracts	9,535,024
Receivable for:
Investments sold	94,179,171
Investments sold on a delayed delivery basis	136,267
Capital shares sold	13,032,821
Dividends	292,581
Interest	38,198,996
Foreign tax reclaims	297,913
Variation margin for futures contracts	2,479,926
Variation margin for swap contracts	695,258
Due from broker	1,691,394
Prepaid expenses	12,295
Trustees’ deferred compensation plan	376,431
Other assets	23,283
Total assets	6,271,676,462
Liabilities
Option contracts written, at value (premiums received $4,926,170)	17,205,924
Due to custodian	4,555,310
Unrealized depreciation on forward foreign currency exchange contracts	565,922
Unrealized depreciation on swap contracts	2,744,238
Upfront receipts on swap contracts	1,156,757
Payable for:
Investments purchased	15,131,117
Investments purchased on a delayed delivery basis	526,272,385
Capital shares purchased	20,291,651
Variation margin for futures contracts	15,563,063
Variation margin for swap contracts	2,008,622
Foreign capital gains taxes deferred	1
Management services fees	85,950
Distribution and/or service fees	16,017
Transfer agent fees	418,892
Compensation of board members	62,761
Compensation of chief compliance officer	305
Other expenses	147,525
Trustees’ deferred compensation plan	376,431
Total liabilities	606,602,871
Net assets applicable to outstanding capital stock	$5,665,073,591
Represented by
Paid in capital	5,619,566,789
Total distributable earnings (loss)	45,506,802
Total - representing net assets applicable to outstanding capital stock	$5,665,073,591
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2020	53

Statement of Assets and Liabilities  (continued)
February 29, 2020 (Unaudited)
Class A
Net assets	$1,122,620,927
Shares outstanding	186,531,445
Net asset value per share	$6.02
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$6.32
Advisor Class
Net assets	$307,878,980
Shares outstanding	52,131,407
Net asset value per share	$5.91
Class C
Net assets	$299,814,119
Shares outstanding	49,817,341
Net asset value per share	$6.02
Institutional Class
Net assets	$3,320,949,003
Shares outstanding	561,626,735
Net asset value per share	$5.91
Institutional 2 Class
Net assets	$377,729,694
Shares outstanding	63,840,911
Net asset value per share	$5.92
Institutional 3 Class
Net assets	$227,336,266
Shares outstanding	38,564,194
Net asset value per share	$5.90
Class R
Net assets	$8,744,602
Shares outstanding	1,442,920
Net asset value per share	$6.06
The accompanying Notes to Financial Statements are an integral part of this statement.
54	Columbia Strategic Income Fund | Semiannual Report 2020

Statement of Operations
Six Months Ended February 29, 2020 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$3,950,755
Dividends — affiliated issuers	2,454,784
Interest	112,038,180
Foreign taxes withheld	(195,992)
Total income	118,247,727
Expenses:
Management services fees	14,768,898
Distribution and/or service fees
Class A	1,393,234
Class C	1,452,212
Class R	23,314
Transfer agent fees
Class A	550,444
Advisor Class	144,042
Class C	143,450
Institutional Class	1,519,135
Institutional 2 Class	97,832
Institutional 3 Class	9,691
Class R	4,607
Compensation of board members	45,130
Custodian fees	64,934
Printing and postage fees	161,161
Registration fees	164,526
Audit fees	24,904
Legal fees	57,056
Interest on collateral	41,632
Compensation of chief compliance officer	947
Other	101,294
Total expenses	20,768,443
Expense reduction	(3,000)
Total net expenses	20,765,443
Net investment income	97,482,284
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	15,694,448
Investments — affiliated issuers	20,337
Foreign currency translations	5,281
Forward foreign currency exchange contracts	(156,856)
Futures contracts	(42,405,424)
Options contracts written	7,814,953
Swap contracts	(22,596,613)
Net realized loss	(41,623,874)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	34,782,179
Investments — affiliated issuers	10,243
Foreign currency translations	142,626
Forward foreign currency exchange contracts	802,652
Futures contracts	(17,293,878)
Options purchased	15,293,048
Options contracts written	(4,147,240)
Swap contracts	13,681,230
Foreign capital gains tax	10,946
Net change in unrealized appreciation (depreciation)	43,281,806
Net realized and unrealized gain	1,657,932
Net increase in net assets resulting from operations	$99,140,216
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2020	55

Statement of Changes in Net Assets
	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Operations
Net investment income	$97,482,284	$193,057,698
Net realized loss	(41,623,874)	(65,630,399)
Net change in unrealized appreciation (depreciation)	43,281,806	170,696,432
Net increase in net assets resulting from operations	99,140,216	298,123,731
Distributions to shareholders
Net investment income and net realized gains
Class A	(19,793,331)	(47,250,310)
Advisor Class	(5,631,316)	(9,668,574)
Class C	(4,087,594)	(10,684,840)
Institutional Class	(59,877,852)	(118,178,693)
Institutional 2 Class	(6,539,342)	(12,730,039)
Institutional 3 Class	(4,154,438)	(9,937,476)
Class R	(151,331)	(346,766)
Class T	—	(188)
Total distributions to shareholders	(100,235,204)	(208,796,886)
Increase in net assets from capital stock activity	663,025,257	550,922,268
Total increase in net assets	661,930,269	640,249,113
Net assets at beginning of period	5,003,143,322	4,362,894,209
Net assets at end of period	$5,665,073,591	$5,003,143,322
The accompanying Notes to Financial Statements are an integral part of this statement.
56	Columbia Strategic Income Fund | Semiannual Report 2020

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	February 29, 2020 (Unaudited)		August 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	22,062,406	133,324,979	44,350,234	262,412,358
Distributions reinvested	3,063,602	18,496,677	7,512,413	44,142,069
Redemptions	(21,786,553)	(131,677,532)	(48,550,801)	(286,234,016)
Net increase	3,339,455	20,144,124	3,311,846	20,320,411
Advisor Class
Subscriptions	12,317,156	73,038,459	35,349,014	203,562,249
Distributions reinvested	944,892	5,599,946	1,601,003	9,282,730
Redemptions	(9,567,704)	(56,672,197)	(13,383,029)	(77,324,048)
Net increase	3,694,344	21,966,208	23,566,988	135,520,931
Class C
Subscriptions	7,894,116	47,704,149	10,306,167	61,056,449
Distributions reinvested	618,503	3,734,149	1,681,431	9,872,515
Redemptions	(5,582,869)	(33,738,972)	(17,079,334)	(100,554,314)
Net increase (decrease)	2,929,750	17,699,326	(5,091,736)	(29,625,350)
Institutional Class
Subscriptions	136,937,118	813,374,443	223,732,861	1,301,702,712
Distributions reinvested	8,429,494	50,014,121	17,394,922	100,586,426
Redemptions	(64,815,179)	(384,915,967)	(173,915,513)	(1,003,305,003)
Net increase	80,551,433	478,472,597	67,212,270	398,984,135
Institutional 2 Class
Subscriptions	23,343,376	138,737,955	29,247,093	169,706,819
Distributions reinvested	1,100,820	6,537,499	2,200,304	12,723,813
Redemptions	(9,253,778)	(54,987,279)	(27,282,567)	(157,876,474)
Net increase	15,190,418	90,288,175	4,164,830	24,554,158
Institutional 3 Class
Subscriptions	9,676,408	57,354,646	18,464,680	106,337,046
Distributions reinvested	471,986	2,792,738	1,037,298	5,976,380
Redemptions	(4,244,815)	(25,136,931)	(19,579,020)	(113,163,229)
Net increase (decrease)	5,903,579	35,010,453	(77,042)	(849,803)
Class R
Subscriptions	266,752	1,625,741	901,819	5,365,305
Distributions reinvested	22,185	134,912	48,569	287,426
Redemptions	(379,364)	(2,316,279)	(609,863)	(3,625,480)
Net increase (decrease)	(90,427)	(555,626)	340,525	2,027,251
Class T
Redemptions	—	—	(1,650)	(9,465)
Net decrease	—	—	(1,650)	(9,465)
Total net increase	111,518,552	663,025,257	93,426,031	550,922,268
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2020	57

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 2/29/2020 (Unaudited)	$6.01	0.11	0.01	0.12	(0.11)	—	(0.11)
Year Ended 8/31/2019	$5.89	0.25	0.14	0.39	(0.23)	(0.04)	(0.27)
Year Ended 8/31/2018	$6.09	0.24	(0.18)	0.06	(0.20)	(0.06)	(0.26)
Year Ended 8/31/2017(f)	$5.97	0.20	0.06	0.26	(0.14)	—	(0.14)
Year Ended 10/31/2016	$5.79	0.22	0.15	0.37	(0.19)	—	(0.19)
Year Ended 10/31/2015	$6.13	0.23	(0.22)	0.01	(0.25)	(0.10)	(0.35)
Year Ended 10/31/2014	$6.27	0.25	0.03	0.28	(0.25)	(0.17)	(0.42)
Advisor Class
Six Months Ended 2/29/2020 (Unaudited)	$5.90	0.11	0.01	0.12	(0.11)	—	(0.11)
Year Ended 8/31/2019	$5.79	0.26	0.13	0.39	(0.24)	(0.04)	(0.28)
Year Ended 8/31/2018	$5.99	0.25	(0.17)	0.08	(0.22)	(0.06)	(0.28)
Year Ended 8/31/2017(f)	$5.88	0.21	0.05	0.26	(0.15)	—	(0.15)
Year Ended 10/31/2016	$5.70	0.23	0.16	0.39	(0.21)	—	(0.21)
Year Ended 10/31/2015	$6.04	0.24	(0.21)	0.03	(0.27)	(0.10)	(0.37)
Year Ended 10/31/2014	$6.18	0.26	0.03	0.29	(0.26)	(0.17)	(0.43)
Class C
Six Months Ended 2/29/2020 (Unaudited)	$6.01	0.08	0.01	0.09	(0.08)	—	(0.08)
Year Ended 8/31/2019	$5.89	0.20	0.14	0.34	(0.18)	(0.04)	(0.22)
Year Ended 8/31/2018	$6.09	0.19	(0.17)	0.02	(0.16)	(0.06)	(0.22)
Year Ended 8/31/2017(f)	$5.97	0.17	0.05	0.22	(0.10)	—	(0.10)
Year Ended 10/31/2016	$5.79	0.18	0.15	0.33	(0.15)	—	(0.15)
Year Ended 10/31/2015	$6.13	0.19	(0.22)	(0.03)	(0.21)	(0.10)	(0.31)
Year Ended 10/31/2014	$6.27	0.22	0.02	0.24	(0.21)	(0.17)	(0.38)
Institutional Class
Six Months Ended 2/29/2020 (Unaudited)	$5.91	0.11	0.00(h)	0.11	(0.11)	—	(0.11)
Year Ended 8/31/2019	$5.80	0.26	0.13	0.39	(0.24)	(0.04)	(0.28)
Year Ended 8/31/2018	$5.99	0.25	(0.16)	0.09	(0.22)	(0.06)	(0.28)
Year Ended 8/31/2017(f)	$5.88	0.22	0.04	0.26	(0.15)	—	(0.15)
Year Ended 10/31/2016	$5.70	0.23	0.16	0.39	(0.21)	—	(0.21)
Year Ended 10/31/2015	$6.04	0.24	(0.21)	0.03	(0.27)	(0.10)	(0.37)
Year Ended 10/31/2014	$6.18	0.27	0.02	0.29	(0.26)	(0.17)	(0.43)
The accompanying Notes to Financial Statements are an integral part of this statement.
58	Columbia Strategic Income Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total Return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 2/29/2020 (Unaudited)	$6.02	1.95%	0.93%(c),(d)	0.93%(c),(d),(e)	3.52%(c)	81%	$1,122,621
Year Ended 8/31/2019	$6.01	6.75%	0.95%(d)	0.95%(d)	4.20%	179%	$1,101,847
Year Ended 8/31/2018	$5.89	1.03%	0.94%(d)	0.94%(d),(e)	3.94%	152%	$1,059,907
Year Ended 8/31/2017(f)	$6.09	4.42%	0.95%(c),(g)	0.95%(c),(e),(g)	4.00%(c)	110%	$1,100,585
Year Ended 10/31/2016	$5.97	6.57%	1.03%	1.02%(e)	3.81%	168%	$1,770,085
Year Ended 10/31/2015	$5.79	0.25%	1.06%	1.03%(e)	3.94%	169%	$1,461,248
Year Ended 10/31/2014	$6.13	4.64%	1.04%	1.04%(e)	4.14%	124%	$1,313,683
Advisor Class
Six Months Ended 2/29/2020 (Unaudited)	$5.91	2.12%	0.68%(c),(d)	0.68%(c),(d),(e)	3.77%(c)	81%	$307,879
Year Ended 8/31/2019	$5.90	6.96%	0.70%(d)	0.70%(d)	4.42%	179%	$285,983
Year Ended 8/31/2018	$5.79	1.30%	0.69%(d)	0.69%(d),(e)	4.21%	152%	$143,983
Year Ended 8/31/2017(f)	$5.99	4.53%	0.71%(c),(g)	0.71%(c),(e),(g)	4.38%(c)	110%	$99,896
Year Ended 10/31/2016	$5.88	6.95%	0.77%	0.77%(e)	4.02%	168%	$53,447
Year Ended 10/31/2015	$5.70	0.52%	0.82%	0.78%(e)	4.20%	169%	$18,630
Year Ended 10/31/2014	$6.04	4.98%	0.79%	0.79%(e)	4.36%	124%	$5,683
Class C
Six Months Ended 2/29/2020 (Unaudited)	$6.02	1.58%	1.68%(c),(d)	1.68%(c),(d),(e)	2.77%(c)	81%	$299,814
Year Ended 8/31/2019	$6.01	5.97%	1.70%(d)	1.70%(d)	3.45%	179%	$282,018
Year Ended 8/31/2018	$5.89	0.28%	1.69%(d)	1.69%(d),(e)	3.19%	152%	$306,303
Year Ended 8/31/2017(f)	$6.09	3.78%	1.71%(c),(g)	1.71%(c),(e),(g)	3.33%(c)	110%	$334,829
Year Ended 10/31/2016	$5.97	5.78%	1.78%	1.77%(e)	3.05%	168%	$316,346
Year Ended 10/31/2015	$5.79	(0.49%)	1.81%	1.78%(e)	3.19%	169%	$219,782
Year Ended 10/31/2014	$6.13	4.00%	1.79%	1.66%(e)	3.52%	124%	$186,746
Institutional Class
Six Months Ended 2/29/2020 (Unaudited)	$5.91	1.95%	0.68%(c),(d)	0.68%(c),(d),(e)	3.77%(c)	81%	$3,320,949
Year Ended 8/31/2019	$5.91	6.96%	0.70%(d)	0.70%(d)	4.44%	179%	$2,843,762
Year Ended 8/31/2018	$5.80	1.47%	0.69%(d)	0.69%(d),(e)	4.20%	152%	$2,398,468
Year Ended 8/31/2017(f)	$5.99	4.53%	0.71%(c),(g)	0.71%(c),(e),(g)	4.42%(c)	110%	$1,881,221
Year Ended 10/31/2016	$5.88	6.95%	0.78%	0.77%(e)	4.05%	168%	$910,452
Year Ended 10/31/2015	$5.70	0.51%	0.81%	0.78%(e)	4.19%	169%	$574,482
Year Ended 10/31/2014	$6.04	4.97%	0.79%	0.79%(e)	4.39%	124%	$663,669
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2020	59

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 2 Class
Six Months Ended 2/29/2020 (Unaudited)	$5.91	0.11	0.02	0.13	(0.12)	—	(0.12)
Year Ended 8/31/2019	$5.80	0.26	0.13	0.39	(0.24)	(0.04)	(0.28)
Year Ended 8/31/2018	$6.00	0.25	(0.17)	0.08	(0.22)	(0.06)	(0.28)
Year Ended 8/31/2017(f)	$5.88	0.22	0.06	0.28	(0.16)	—	(0.16)
Year Ended 10/31/2016	$5.71	0.24	0.14	0.38	(0.21)	—	(0.21)
Year Ended 10/31/2015	$6.04	0.25	(0.21)	0.04	(0.27)	(0.10)	(0.37)
Year Ended 10/31/2014	$6.19	0.27	0.02	0.29	(0.27)	(0.17)	(0.44)
Institutional 3 Class
Six Months Ended 2/29/2020 (Unaudited)	$5.89	0.11	0.02	0.13	(0.12)	—	(0.12)
Year Ended 8/31/2019	$5.78	0.26	0.14	0.40	(0.25)	(0.04)	(0.29)
Year Ended 8/31/2018	$5.98	0.25	(0.17)	0.08	(0.22)	(0.06)	(0.28)
Year Ended 8/31/2017(f)	$5.87	0.22	0.05	0.27	(0.16)	—	(0.16)
Year Ended 10/31/2016	$5.69	0.24	0.15	0.39	(0.21)	—	(0.21)
Year Ended 10/31/2015	$6.03	0.25	(0.21)	0.04	(0.28)	(0.10)	(0.38)
Year Ended 10/31/2014	$6.17	0.27	0.03	0.30	(0.27)	(0.17)	(0.44)
Class R
Six Months Ended 2/29/2020 (Unaudited)	$6.06	0.10	0.00(h)	0.10	(0.10)	—	(0.10)
Year Ended 8/31/2019	$5.93	0.23	0.15	0.38	(0.21)	(0.04)	(0.25)
Year Ended 8/31/2018	$6.13	0.22	(0.17)	0.05	(0.19)	(0.06)	(0.25)
Year Ended 8/31/2017(f)	$6.01	0.19	0.06	0.25	(0.13)	—	(0.13)
Year Ended 10/31/2016	$5.82	0.21	0.16	0.37	(0.18)	—	(0.18)
Year Ended 10/31/2015	$6.16	0.22	(0.22)	0.00(h)	(0.24)	(0.10)	(0.34)
Year Ended 10/31/2014	$6.30	0.24	0.02	0.26	(0.23)	(0.17)	(0.40)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	2/29/2020	8/31/2019	8/31/2018
Class A	less than 0.01%	less than 0.01%	less than 0.01%
Advisor Class	less than 0.01%	0.01%	less than 0.01%
Class C	less than 0.01%	less than 0.01%	less than 0.01%
Institutional Class	less than 0.01%	less than 0.01%	less than 0.01%
Institutional 2 Class	less than 0.01%	less than 0.01%	less than 0.01%
Institutional 3 Class	less than 0.01%	less than 0.01%	less than 0.01%
Class R	less than 0.01%	less than 0.01%	less than 0.01%

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	For the period from November 1, 2016 to August 31, 2017. During the period, the Fund’s fiscal year end was changed from October 31 to August 31.
(g)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
08/31/2017	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

(h)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
60	Columbia Strategic Income Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total Return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 2 Class
Six Months Ended 2/29/2020 (Unaudited)	$5.92	2.14%	0.64%(c),(d)	0.64%(c),(d)	3.81%(c)	81%	$377,730
Year Ended 8/31/2019	$5.91	7.00%	0.66%(d)	0.66%(d)	4.49%	179%	$287,753
Year Ended 8/31/2018	$5.80	1.35%	0.65%(d)	0.65%(d)	4.26%	152%	$257,953
Year Ended 8/31/2017(f)	$6.00	4.77%	0.66%(c),(g)	0.65%(c),(g)	4.41%(c)	110%	$155,372
Year Ended 10/31/2016	$5.88	6.87%	0.67%	0.67%	4.11%	168%	$103,204
Year Ended 10/31/2015	$5.71	0.80%	0.68%	0.68%	4.32%	169%	$12,231
Year Ended 10/31/2014	$6.04	4.92%	0.67%	0.67%	4.47%	124%	$4,193
Institutional 3 Class
Six Months Ended 2/29/2020 (Unaudited)	$5.90	2.17%	0.59%(c),(d)	0.59%(c),(d)	3.87%(c)	81%	$227,336
Year Ended 8/31/2019	$5.89	7.08%	0.60%(d)	0.60%(d)	4.55%	179%	$192,494
Year Ended 8/31/2018	$5.78	1.40%	0.60%(d)	0.60%(d)	4.31%	152%	$189,195
Year Ended 8/31/2017(f)	$5.98	4.65%	0.64%(c),(g)	0.63%(c),(g)	4.75%(c)	110%	$100,173
Year Ended 10/31/2016	$5.87	7.13%	0.62%	0.62%	4.24%	168%	$10,642
Year Ended 10/31/2015	$5.69	0.68%	0.64%	0.64%	4.35%	169%	$10,704
Year Ended 10/31/2014	$6.03	5.15%	0.63%	0.63%	4.50%	124%	$1,582
Class R
Six Months Ended 2/29/2020 (Unaudited)	$6.06	1.65%	1.18%(c),(d)	1.18%(c),(d),(e)	3.27%(c)	81%	$8,745
Year Ended 8/31/2019	$6.06	6.62%	1.20%(d)	1.20%(d)	3.95%	179%	$9,287
Year Ended 8/31/2018	$5.93	0.77%	1.19%(d)	1.19%(d),(e)	3.70%	152%	$7,075
Year Ended 8/31/2017(f)	$6.13	4.18%	1.21%(c),(g)	1.21%(c),(e),(g)	3.83%(c)	110%	$6,443
Year Ended 10/31/2016	$6.01	6.45%	1.28%	1.27%(e)	3.54%	168%	$5,687
Year Ended 10/31/2015	$5.82	0.00%(h)	1.31%	1.28%(e)	3.69%	169%	$2,439
Year Ended 10/31/2014	$6.16	4.35%	1.29%	1.29%(e)	3.88%	124%	$1,629
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2020	61

Notes to Financial Statements
February 29, 2020 (Unaudited)
Note 1. Organization
Columbia Strategic Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
62	Columbia Strategic Income Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Columbia Strategic Income Fund | Semiannual Report 2020	63

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
64	Columbia Strategic Income Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the
Columbia Strategic Income Fund | Semiannual Report 2020	65

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
66	Columbia Strategic Income Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings and to gain exposure to or protect itself from market rate changes. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Columbia Strategic Income Fund | Semiannual Report 2020	67

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 29, 2020:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	653,109*
Credit risk	Upfront payments on swap contracts	9,535,024
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	2,239,535
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	3,219,708*
Interest rate risk	Investments, at value — Options purchased	20,321,548
Total		35,968,924

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	2,233,624*
Credit risk	Upfront receipts on swap contracts	1,156,757
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	565,922
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	27,518,485*
Interest rate risk	Options contracts written, at value	17,205,924
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	8,064,214*
Total		56,744,926

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended February 29, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(13,579,463)	(13,579,463)
Foreign exchange risk	(156,856)	—	—	—	(156,856)
Interest rate risk	—	(42,405,424)	7,814,953	(9,017,150)	(43,607,621)
Total	(156,856)	(42,405,424)	7,814,953	(22,596,613)	(57,343,940)

68	Columbia Strategic Income Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	7,317,140	7,317,140
Foreign exchange risk	802,652	—	—	—	—	802,652
Interest rate risk	—	(17,293,878)	(4,147,240)	15,293,048	6,364,090	216,020
Total	802,652	(17,293,878)	(4,147,240)	15,293,048	13,681,230	8,335,812
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended February 29, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	641,773,834
Futures contracts — short	844,550,852
Credit default swap contracts — buy protection	561,021,210

Derivative instrument	Average value ($)*
Options contracts — purchased	10,160,774
Options contracts — written	(8,602,983)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	1,410,902	(282,961)
Interest rate swap contracts	557,905	(6,330,688)

*	Based on the ending quarterly outstanding amounts for the six months ended February 29, 2020.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Columbia Strategic Income Fund | Semiannual Report 2020	69

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
70	Columbia Strategic Income Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 29, 2020:
	Barclays ($)	Citi ($)(a)	Citi ($)(a)	Goldman Sachs International ($)	HSBC ($)	JPMorgan ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	UBS ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	-	-	695,258	-	695,258
Forward foreign currency exchange contracts	-	80,100	-	-	928,102	-	1,231,333	-	-	2,239,535
Options purchased calls	-	-	-	-	-	-	20,321,548	-	-	20,321,548
OTC credit default swap contracts (c)	-	-	5,901,471	-	-	1,756,178	-	-	-	7,657,649
Total assets	-	80,100	5,901,471	-	928,102	1,756,178	21,552,881	695,258	-	30,913,990
Liabilities
Centrally cleared interest rate swap contracts (b)	-	-	-	-	-	-	-	2,008,622	-	2,008,622
Forward foreign currency exchange contracts	-	-	-	-	-	-	-	-	565,922	565,922
Options contracts written	-	11,597,725	-	-	-	-	5,608,199	-	-	17,205,924
OTC credit default swap contracts (c)	130,227	-	510,613	195,339	-	-	-	-	-	836,179
OTC interest rate swap contracts (c)	-	-	-	-	-	612,850	-	-	-	612,850
Total liabilities	130,227	11,597,725	510,613	195,339	-	612,850	5,608,199	2,008,622	565,922	21,229,497
Total financial and derivative net assets	(130,227)	(11,517,625)	5,390,858	(195,339)	928,102	1,143,328	15,944,682	(1,313,364)	(565,922)	9,684,493
Total collateral received (pledged) (d)	-	(7,153,000)	1,804,000	-	600,000	350,000	11,042,000	(1,313,364)	-	5,329,636
Net amount (e)	(130,227)	(4,364,625)	3,586,858	(195,339)	328,102	793,328	4,902,682	-	(565,922)	4,354,857

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	Over-the-Counter (OTC) Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Columbia Strategic Income Fund | Semiannual Report 2020	71

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
72	Columbia Strategic Income Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.600% to 0.393% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended February 29, 2020 was 0.556% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the six months ended February 29, 2020, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $6,157,645, respectively. The sale transactions resulted in a net realized loss of $5,597,355.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Strategic Income Fund | Semiannual Report 2020	73

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended February 29, 2020, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.10
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended February 29, 2020, these minimum account balance fees reduced total expenses of the Fund by $3,000.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the six months ended February 29, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	4.75	0.50 - 1.00(a)	763,080
Class C	—	1.00(b)	10,079

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
74	Columbia Strategic Income Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2020 through December 31, 2020	Prior to January 1, 2020
Class A	1.01%	1.05%
Advisor Class	0.76	0.80
Class C	1.76	1.80
Institutional Class	0.76	0.80
Institutional 2 Class	0.72	0.76
Institutional 3 Class	0.67	0.71
Class R	1.26	1.30
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 29, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
5,909,138,000	244,759,000	(124,932,000)	119,827,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
(4,812,609)	(33,908,940)	(38,721,549)
Columbia Strategic Income Fund | Semiannual Report 2020	75

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $5,032,169,153 and $4,477,967,605, respectively, for the six months ended February 29, 2020, of which $2,967,979,568 and $3,062,770,356, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended February 29, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended February 29, 2020.
76	Columbia Strategic Income Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new reference rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary, and it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted and market practices become settled.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity.
Columbia Strategic Income Fund | Semiannual Report 2020	77

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies,
78	Columbia Strategic Income Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At February 29, 2020, one unaffiliated shareholder of record owned 12.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 27.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). This event does not affect the overall net assets of the class. The Reverse Stock Split is expected to occur in the second half of 2020.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Strategic Income Fund | Semiannual Report 2020	79

Columbia Strategic Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR232_08_K01_(04/20)

SemiAnnual Report
February 29, 2020
Columbia Global Dividend Opportunity Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Global Dividend Opportunity Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Global Dividend Opportunity Fund  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.
Portfolio management
Jonathan Crown
Co-Portfolio Manager
Managed Fund since 2016
Georgina Hellyer, CFA
Co-Portfolio Manager
Managed Fund since 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 29, 2020)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	-1.81	0.54	1.96	5.57
	Including sales charges		-7.46	-5.24	0.76	4.95
Advisor Class*		03/19/13	-1.73	0.78	2.21	5.84
Class C	Excluding sales charges	10/13/03	-2.21	-0.21	1.21	4.79
	Including sales charges		-3.17	-1.18	1.21	4.79
Institutional Class		11/09/00	-1.74	0.79	2.21	5.84
Institutional 2 Class*		01/08/14	-1.68	0.86	2.36	5.94
Institutional 3 Class		07/15/09	-1.65	0.97	2.43	6.04
Class R*		09/27/10	-2.00	0.18	1.70	5.30
MSCI ACWI High Dividend Yield Index (Net)			-0.57	0.91	4.23	6.88
MSCI ACWI (Net)			1.13	3.89	5.55	8.10
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI ACWI High Dividend Yield Index (Net) includes large and mid-cap stocks across 23 developed market countries. The index is designed to reflect the performance of equities selected from the MSCI World Index with higher than average dividend yields that are both sustainable and persistent.
The MSCI ACWI (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 24 developed and 21 emerging market country indices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI High Dividend Yield Index (Net) and the MSCI ACWI (Net) which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Global Dividend Opportunity Fund | Semiannual Report 2020	3

Fund at a Glance   (continued)
(Unaudited)
Equity sector breakdown (%) (at February 29, 2020)
Communication Services	10.5
Consumer Discretionary	3.6
Consumer Staples	13.1
Energy	6.4
Financials	15.1
Health Care	17.3
Industrials	9.0
Information Technology	12.6
Materials	8.0
Real Estate	0.6
Utilities	3.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at February 29, 2020)
Austria	1.4
Brazil	0.9
Canada	5.2
China	0.6
Finland	3.1
France	1.7
Germany	3.8
Hong Kong	1.5
Indonesia	0.6
Japan	2.6
Jersey	0.8
Netherlands	2.8
South Korea	4.7
Spain	0.9
Sweden	0.5
Switzerland	2.6
Taiwan	1.8
United Kingdom	15.3
United States(a)	49.2
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Columbia Global Dividend Opportunity Fund | Semiannual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2019 — February 29, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	981.90	1,018.70	6.11	6.22	1.24
Advisor Class	1,000.00	1,000.00	982.70	1,019.94	4.88	4.97	0.99
Class C	1,000.00	1,000.00	977.90	1,014.97	9.79	9.97	1.99
Institutional Class	1,000.00	1,000.00	982.60	1,019.94	4.88	4.97	0.99
Institutional 2 Class	1,000.00	1,000.00	983.20	1,020.59	4.24	4.32	0.86
Institutional 3 Class	1,000.00	1,000.00	983.50	1,020.84	3.99	4.07	0.81
Class R	1,000.00	1,000.00	980.00	1,017.45	7.34	7.47	1.49
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Global Dividend Opportunity Fund | Semiannual Report 2020	5

Portfolio of Investments
February 29, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.3%
Issuer	Shares	Value ($)
Austria 1.3%
Erste Group Bank AG	177,705	6,083,453
Brazil 0.9%
Ambev SA	1,268,200	4,106,428
Canada 5.2%
Manulife Financial Corp.	269,887	4,536,152
Nutrien Ltd.	217,168	8,780,102
Suncor Energy, Inc.	254,156	7,004,083
TC Energy Corp.	61,510	3,205,990
Total		23,526,327
China 0.6%
Ping An Insurance Group Co. of China Ltd., Class H	251,500	2,865,188
Finland 3.1%
Sampo OYJ, Class A	207,556	8,481,147
UPM-Kymmene OYJ	183,810	5,656,241
Total		14,137,388
France 1.7%
BNP Paribas SA	58,778	2,853,103
Schneider Electric SE	48,498	4,927,371
Total		7,780,474
Germany 3.7%
Deutsche Telekom AG, Registered Shares	773,023	12,663,277
Evonik Industries AG	174,909	4,377,900
Total		17,041,177
Hong Kong 1.5%
Hong Kong Exchanges and Clearing Ltd.	202,200	6,764,808
Indonesia 0.6%
PT Telekomunikasi Indonesia Persero Tbk	11,344,600	2,766,096
Japan 2.5%
Bridgestone Corp.	123,000	4,076,300
Nintendo Co., Ltd.	22,300	7,475,729
Total		11,552,029
Jersey 0.8%
Amcor PLC	388,514	3,693,603
Common Stocks (continued)
Issuer	Shares	Value ($)
Netherlands 2.8%
ING Groep NV	403,876	3,867,453
Unilever NV	163,626	8,639,009
Total		12,506,462
South Korea 4.6%
Samsung Electronics Co., Ltd.	469,430	21,129,690
Spain 0.9%
Ferrovial SA	136,859	3,931,123
Sweden 0.6%
Sandvik AB	146,950	2,449,576
Switzerland 2.5%
Novartis AG, ADR	137,124	11,512,931
Taiwan 1.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	808,000	8,330,318
United Kingdom 15.1%
Anglo American PLC	288,833	6,795,511
BAE Systems PLC	1,049,861	8,304,486
British American Tobacco PLC	206,182	8,152,283
BT Group PLC	1,507,570	2,765,664
GlaxoSmithKline PLC	514,767	10,387,675
M&G PLC(a)	391,741	1,022,955
Prudential PLC	466,882	7,761,665
Reckitt Benckiser Group PLC	84,725	6,260,571
RELX PLC	224,204	5,394,056
Rio Tinto PLC	136,214	6,412,903
Royal Dutch Shell PLC, Class A	256,758	5,542,502
Total		68,800,271
United States 46.1%
American Electric Power Co., Inc.	98,012	8,748,551
Bristol-Myers Squibb Co.	188,463	11,130,625
Cisco Systems, Inc.	130,833	5,224,162
CME Group, Inc.	35,682	7,094,295
Crown Castle International Corp.	18,067	2,588,820
General Motors Co.	188,587	5,751,904
Gilead Sciences, Inc.	160,709	11,146,776
International Business Machines Corp.	85,997	11,192,510
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Global Dividend Opportunity Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Johnson & Johnson	51,277	6,895,733
Las Vegas Sands Corp.	104,849	6,113,743
Lockheed Martin Corp.	23,289	8,613,902
Maxim Integrated Products, Inc.	177,702	9,883,785
Merck & Co., Inc.	141,289	10,817,086
Occidental Petroleum Corp.	66,350	2,172,299
PepsiCo, Inc.	114,330	15,094,990
Pfizer, Inc.	448,599	14,992,179
Philip Morris International, Inc.	139,873	11,451,403
Procter & Gamble Co. (The)	40,906	4,631,786
Truist Financial Corp.	98,208	4,531,317
United Parcel Service, Inc., Class B	68,014	6,154,587
Valero Energy Corp.	89,997	5,962,301
Verizon Communications, Inc.	384,524	20,825,820
Wells Fargo & Co.	276,189	11,282,321
Xcel Energy, Inc.	127,445	7,942,372
Total		210,243,267
Total Common Stocks (Cost $431,018,135)		439,220,609

Limited Partnerships 1.0%
Issuer	Shares	Value ($)
United States 1.0%
Enterprise Products Partners LP	191,167	4,461,838
Total Limited Partnerships (Cost $4,149,488)		4,461,838

Money Market Funds 1.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.641%(b),(c)	7,057,992	7,057,992
Total Money Market Funds (Cost $7,057,991)		7,057,992
Total Investments in Securities (Cost $442,225,614)		450,740,439
Other Assets & Liabilities, Net		5,590,498
Net Assets		$456,330,937

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 29, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended February 29, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.641%
	6,045,551	55,706,295	(54,693,854)	7,057,992	(70)	1	52,248	7,057,992
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Dividend Opportunity Fund | Semiannual Report 2020	7

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Fair value measurements  (continued)
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Austria	—	6,083,453	—	6,083,453
Brazil	4,106,428	—	—	4,106,428
Canada	23,526,327	—	—	23,526,327
China	—	2,865,188	—	2,865,188
Finland	—	14,137,388	—	14,137,388
France	—	7,780,474	—	7,780,474
Germany	—	17,041,177	—	17,041,177
Hong Kong	—	6,764,808	—	6,764,808
Indonesia	—	2,766,096	—	2,766,096
Japan	—	11,552,029	—	11,552,029
Jersey	—	3,693,603	—	3,693,603
Netherlands	—	12,506,462	—	12,506,462
South Korea	—	21,129,690	—	21,129,690
Spain	—	3,931,123	—	3,931,123
Sweden	—	2,449,576	—	2,449,576
Switzerland	11,512,931	—	—	11,512,931
Taiwan	—	8,330,318	—	8,330,318
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Global Dividend Opportunity Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
United Kingdom	—	68,800,271	—	68,800,271
United States	210,243,267	—	—	210,243,267
Total Common Stocks	249,388,953	189,831,656	—	439,220,609
Limited Partnerships
United States	4,461,838	—	—	4,461,838
Total Limited Partnerships	4,461,838	—	—	4,461,838
Money Market Funds	7,057,992	—	—	7,057,992
Total Investments in Securities	260,908,783	189,831,656	—	450,740,439
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Dividend Opportunity Fund | Semiannual Report 2020	9

Statement of Assets and Liabilities
February 29, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $435,167,623)	$443,682,447
Affiliated issuers (cost $7,057,991)	7,057,992
Receivable for:
Investments sold	10,093,185
Capital shares sold	37,152
Dividends	1,438,159
Foreign tax reclaims	428,821
Expense reimbursement due from Investment Manager	1,410
Prepaid expenses	1,314
Trustees’ deferred compensation plan	218,889
Other assets	21,473
Total assets	462,980,842
Liabilities
Payable for:
Investments purchased	5,963,528
Capital shares purchased	372,982
Management services fees	9,746
Distribution and/or service fees	546
Transfer agent fees	30,518
Compensation of board members	1,267
Compensation of chief compliance officer	29
Other expenses	52,400
Trustees’ deferred compensation plan	218,889
Total liabilities	6,649,905
Net assets applicable to outstanding capital stock	$456,330,937
Represented by
Paid in capital	440,039,354
Total distributable earnings (loss)	16,291,583
Total - representing net assets applicable to outstanding capital stock	$456,330,937
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Global Dividend Opportunity Fund | Semiannual Report 2020

Statement of Assets and Liabilities  (continued)
February 29, 2020 (Unaudited)
Class A
Net assets	$72,721,724
Shares outstanding	4,226,508
Net asset value per share	$17.21
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$18.26
Advisor Class
Net assets	$302,109
Shares outstanding	17,402
Net asset value per share	$17.36
Class C
Net assets	$1,391,846
Shares outstanding	86,730
Net asset value per share	$16.05
Institutional Class
Net assets	$328,098,493
Shares outstanding	18,996,844
Net asset value per share	$17.27
Institutional 2 Class
Net assets	$1,326,532
Shares outstanding	77,013
Net asset value per share	$17.22
Institutional 3 Class
Net assets	$52,376,946
Shares outstanding	3,034,663
Net asset value per share	$17.26
Class R
Net assets	$113,287
Shares outstanding	6,596
Net asset value per share(a)	$17.17

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Dividend Opportunity Fund | Semiannual Report 2020	11

Statement of Operations
Six Months Ended February 29, 2020 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$6,823,542
Dividends — affiliated issuers	52,248
Foreign taxes withheld	(275,997)
Total income	6,599,793
Expenses:
Management services fees	1,921,772
Distribution and/or service fees
Class A	101,204
Class C	8,197
Class R	308
Transfer agent fees
Class A	108,892
Advisor Class	1,112
Class C	2,207
Institutional Class	490,825
Institutional 2 Class	437
Institutional 3 Class	1,888
Class R	165
Compensation of board members	10,710
Custodian fees	19,499
Printing and postage fees	37,561
Registration fees	47,726
Audit fees	16,858
Legal fees	5,517
Interest on interfund lending	18
Compensation of chief compliance officer	88
Other	8,588
Total expenses	2,783,572
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(212,792)
Expense reduction	(70,084)
Total net expenses	2,500,696
Net investment income	4,099,097
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	8,849,034
Investments — affiliated issuers	(70)
Foreign currency translations	18,717
Net realized gain	8,867,681
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(19,522,334)
Investments — affiliated issuers	1
Foreign currency translations	10,055
Foreign capital gains tax	1
Net change in unrealized appreciation (depreciation)	(19,512,277)
Net realized and unrealized loss	(10,644,596)
Net decrease in net assets resulting from operations	$(6,545,499)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Global Dividend Opportunity Fund | Semiannual Report 2020

Statement of Changes in Net Assets
	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Operations
Net investment income	$4,099,097	$14,123,136
Net realized gain	8,867,681	5,467,420
Net change in unrealized appreciation (depreciation)	(19,512,277)	(21,106,206)
Net decrease in net assets resulting from operations	(6,545,499)	(1,515,650)
Distributions to shareholders
Net investment income and net realized gains
Class A	(1,626,875)	(4,106,392)
Advisor Class	(22,942)	(49,857)
Class C	(28,689)	(109,117)
Institutional Class	(7,753,693)	(18,590,879)
Institutional 2 Class	(31,116)	(35,286)
Institutional 3 Class	(1,092,251)	(3,062,005)
Class R	(2,301)	(55,785)
Class T	—	(16)
Total distributions to shareholders	(10,557,867)	(26,009,337)
Decrease in net assets from capital stock activity	(11,436,673)	(45,761,542)
Total decrease in net assets	(28,540,039)	(73,286,529)
Net assets at beginning of period	484,870,976	558,157,505
Net assets at end of period	$456,330,937	$484,870,976
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Dividend Opportunity Fund | Semiannual Report 2020	13

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	February 29, 2020 (Unaudited)		August 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	49,175	930,702	111,509	1,971,268
Distributions reinvested	78,415	1,475,703	219,091	3,734,517
Redemptions	(312,541)	(5,859,939)	(867,654)	(15,385,037)
Net decrease	(184,951)	(3,453,534)	(537,054)	(9,679,252)
Advisor Class
Subscriptions	7,563	146,491	7,898	138,814
Distributions reinvested	1,205	22,893	2,878	49,746
Redemptions	(48,291)	(931,518)	(13,940)	(250,895)
Net decrease	(39,523)	(762,134)	(3,164)	(62,335)
Class C
Subscriptions	5,971	104,889	10,742	179,331
Distributions reinvested	1,566	27,561	6,444	102,281
Redemptions	(25,331)	(437,004)	(98,038)	(1,620,218)
Net decrease	(17,794)	(304,554)	(80,852)	(1,338,606)
Institutional Class
Subscriptions	124,173	2,342,636	290,985	5,174,112
Distributions reinvested	401,163	7,571,743	1,058,880	18,141,803
Redemptions	(1,258,351)	(23,764,423)	(2,531,926)	(45,149,225)
Net decrease	(733,015)	(13,850,044)	(1,182,061)	(21,833,310)
Institutional 2 Class
Subscriptions	9,753	181,621	48,563	876,720
Distributions reinvested	1,650	31,065	2,040	35,172
Redemptions	(9,082)	(170,918)	(5,231)	(94,111)
Net increase	2,321	41,768	45,372	817,781
Institutional 3 Class
Subscriptions	437,276	7,957,771	392,600	6,962,056
Distributions reinvested	57,921	1,091,875	179,538	3,061,275
Redemptions	(115,811)	(2,158,995)	(1,260,542)	(22,199,948)
Net increase (decrease)	379,386	6,890,651	(688,404)	(12,176,617)
Class R
Subscriptions	438	8,305	3,116	57,102
Distributions reinvested	122	2,301	3,343	55,785
Redemptions	(504)	(9,432)	(90,619)	(1,600,082)
Net increase (decrease)	56	1,174	(84,160)	(1,487,195)
Class T
Redemptions	—	—	(119)	(2,008)
Net decrease	—	—	(119)	(2,008)
Total net decrease	(593,520)	(11,436,673)	(2,530,442)	(45,761,542)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Global Dividend Opportunity Fund | Semiannual Report 2020

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Columbia Global Dividend Opportunity Fund | Semiannual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 2/29/2020 (Unaudited)	$17.88	0.13	(0.42)	(0.29)	(0.23)	(0.15)	(0.38)
Year Ended 8/31/2019	$18.83	0.45	(0.54)	(0.09)	(0.49)	(0.37)	(0.86)
Year Ended 8/31/2018	$18.24	0.48	0.65	1.13	(0.54)	—	(0.54)
Year Ended 8/31/2017	$17.05	0.49	1.26	1.75	(0.56)	—	(0.56)
Year Ended 8/31/2016	$16.56	0.47	0.42	0.89	(0.40)	—	(0.40)
Year Ended 8/31/2015	$21.63	0.58	(2.93)	(2.35)	(0.70)	(2.02)	(2.72)
Advisor Class
Six Months Ended 2/29/2020 (Unaudited)	$18.04	0.17	(0.45)	(0.28)	(0.25)	(0.15)	(0.40)
Year Ended 8/31/2019	$18.99	0.51	(0.55)	(0.04)	(0.54)	(0.37)	(0.91)
Year Ended 8/31/2018	$18.39	0.54	0.64	1.18	(0.58)	—	(0.58)
Year Ended 8/31/2017	$17.19	0.54	1.26	1.80	(0.60)	—	(0.60)
Year Ended 8/31/2016	$16.69	0.52	0.43	0.95	(0.45)	—	(0.45)
Year Ended 8/31/2015	$21.78	0.67	(2.99)	(2.32)	(0.75)	(2.02)	(2.77)
Class C
Six Months Ended 2/29/2020 (Unaudited)	$16.70	0.06	(0.40)	(0.34)	(0.16)	(0.15)	(0.31)
Year Ended 8/31/2019	$17.63	0.29	(0.49)	(0.20)	(0.36)	(0.37)	(0.73)
Year Ended 8/31/2018	$17.10	0.31	0.62	0.93	(0.40)	—	(0.40)
Year Ended 8/31/2017	$16.02	0.33	1.18	1.51	(0.43)	—	(0.43)
Year Ended 8/31/2016	$15.56	0.32	0.42	0.74	(0.28)	—	(0.28)
Year Ended 8/31/2015	$20.49	0.41	(2.77)	(2.36)	(0.55)	(2.02)	(2.57)
Institutional Class
Six Months Ended 2/29/2020 (Unaudited)	$17.95	0.16	(0.44)	(0.28)	(0.25)	(0.15)	(0.40)
Year Ended 8/31/2019	$18.90	0.50	(0.54)	(0.04)	(0.54)	(0.37)	(0.91)
Year Ended 8/31/2018	$18.30	0.53	0.65	1.18	(0.58)	—	(0.58)
Year Ended 8/31/2017	$17.11	0.54	1.25	1.79	(0.60)	—	(0.60)
Year Ended 8/31/2016	$16.61	0.51	0.43	0.94	(0.44)	—	(0.44)
Year Ended 8/31/2015	$21.69	0.63	(2.94)	(2.31)	(0.75)	(2.02)	(2.77)
Institutional 2 Class
Six Months Ended 2/29/2020 (Unaudited)	$17.90	0.17	(0.44)	(0.27)	(0.26)	(0.15)	(0.41)
Year Ended 8/31/2019	$18.85	0.56	(0.58)	(0.02)	(0.56)	(0.37)	(0.93)
Year Ended 8/31/2018	$18.26	0.56	0.64	1.20	(0.61)	—	(0.61)
Year Ended 8/31/2017	$17.07	0.60	1.22	1.82	(0.63)	—	(0.63)
Year Ended 8/31/2016	$16.58	0.54	0.42	0.96	(0.47)	—	(0.47)
Year Ended 8/31/2015	$21.66	0.64	(2.92)	(2.28)	(0.78)	(2.02)	(2.80)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Global Dividend Opportunity Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 2/29/2020 (Unaudited)	$17.21	(1.81%)	1.35%(c),(d)	1.24%(c),(d),(e)	1.41%(c)	20%	$72,722
Year Ended 8/31/2019	$17.88	(0.16%)	1.44%	1.25%	2.56%	56%	$78,887
Year Ended 8/31/2018	$18.83	6.21%	1.44%	1.26%(e)	2.52%	39%	$93,177
Year Ended 8/31/2017	$18.24	10.48%	1.46%(f)	1.29%(e),(f)	2.79%	43%	$100,146
Year Ended 8/31/2016	$17.05	5.51%	1.45%	1.30%(e)	2.85%	115%	$108,978
Year Ended 8/31/2015	$16.56	(11.49%)	1.38%	1.31%(e)	3.05%	63%	$118,275
Advisor Class
Six Months Ended 2/29/2020 (Unaudited)	$17.36	(1.73%)	1.10%(c),(d)	0.99%(c),(d),(e)	1.82%(c)	20%	$302
Year Ended 8/31/2019	$18.04	0.10%	1.19%	1.00%	2.84%	56%	$1,027
Year Ended 8/31/2018	$18.99	6.47%	1.19%	1.01%(e)	2.82%	39%	$1,141
Year Ended 8/31/2017	$18.39	10.73%	1.21%(f)	1.04%(e),(f)	3.08%	43%	$983
Year Ended 8/31/2016	$17.19	5.80%	1.20%	1.05%(e)	3.12%	115%	$853
Year Ended 8/31/2015	$16.69	(11.27%)	1.16%	1.04%(e)	3.68%	63%	$782
Class C
Six Months Ended 2/29/2020 (Unaudited)	$16.05	(2.21%)	2.10%(c),(d)	1.99%(c),(d),(e)	0.66%(c)	20%	$1,392
Year Ended 8/31/2019	$16.70	(0.86%)	2.19%	2.00%	1.72%	56%	$1,745
Year Ended 8/31/2018	$17.63	5.42%	2.19%	2.01%(e)	1.76%	39%	$3,268
Year Ended 8/31/2017	$17.10	9.60%	2.20%(f)	2.04%(e),(f)	2.03%	43%	$7,795
Year Ended 8/31/2016	$16.02	4.82%	2.20%	2.05%(e)	2.07%	115%	$10,164
Year Ended 8/31/2015	$15.56	(12.18%)	2.13%	2.06%(e)	2.30%	63%	$12,440
Institutional Class
Six Months Ended 2/29/2020 (Unaudited)	$17.27	(1.74%)	1.10%(c),(d)	0.99%(c),(d),(e)	1.66%(c)	20%	$328,098
Year Ended 8/31/2019	$17.95	0.10%	1.19%	1.00%	2.83%	56%	$354,127
Year Ended 8/31/2018	$18.90	6.51%	1.19%	1.01%(e)	2.78%	39%	$395,163
Year Ended 8/31/2017	$18.30	10.72%	1.21%(f)	1.04%(e),(f)	3.06%	43%	$417,705
Year Ended 8/31/2016	$17.11	5.82%	1.20%	1.05%(e)	3.10%	115%	$424,724
Year Ended 8/31/2015	$16.61	(11.28%)	1.13%	1.06%(e)	3.30%	63%	$457,640
Institutional 2 Class
Six Months Ended 2/29/2020 (Unaudited)	$17.22	(1.68%)	0.89%(c),(d)	0.86%(c),(d)	1.78%(c)	20%	$1,327
Year Ended 8/31/2019	$17.90	0.23%	0.91%	0.87%	3.13%	56%	$1,337
Year Ended 8/31/2018	$18.85	6.62%	0.91%	0.88%	2.93%	39%	$553
Year Ended 8/31/2017	$18.26	10.92%	0.91%	0.91%	3.37%	43%	$506
Year Ended 8/31/2016	$17.07	5.96%	0.88%	0.88%	3.26%	115%	$175
Year Ended 8/31/2015	$16.58	(11.13%)	0.87%	0.87%	3.52%	63%	$178
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Dividend Opportunity Fund | Semiannual Report 2020	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 2/29/2020 (Unaudited)	$17.94	0.17	(0.43)	(0.26)	(0.27)	(0.15)	(0.42)
Year Ended 8/31/2019	$18.89	0.51	(0.52)	(0.01)	(0.57)	(0.37)	(0.94)
Year Ended 8/31/2018	$18.29	0.57	0.65	1.22	(0.62)	—	(0.62)
Year Ended 8/31/2017	$17.10	0.68	1.15	1.83	(0.64)	—	(0.64)
Year Ended 8/31/2016	$16.60	0.53	0.45	0.98	(0.48)	—	(0.48)
Year Ended 8/31/2015	$21.68	0.70	(2.96)	(2.26)	(0.80)	(2.02)	(2.82)
Class R
Six Months Ended 2/29/2020 (Unaudited)	$17.85	0.11	(0.44)	(0.33)	(0.20)	(0.15)	(0.35)
Year Ended 8/31/2019	$18.80	0.25	(0.38)	(0.13)	(0.45)	(0.37)	(0.82)
Year Ended 8/31/2018	$18.21	0.43	0.65	1.08	(0.49)	—	(0.49)
Year Ended 8/31/2017	$17.03	0.45	1.24	1.69	(0.51)	—	(0.51)
Year Ended 8/31/2016	$16.53	0.42	0.44	0.86	(0.36)	—	(0.36)
Year Ended 8/31/2015	$21.61	0.53	(2.94)	(2.41)	(0.65)	(2.02)	(2.67)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of:

Class	2/29/2020	8/31/2019	8/31/2018	8/31/2017	8/31/2016	8/31/2015
Class A	0.02%	—%	0.01%	0.02%	0.01%	0.01%
Advisor Class	0.02%	—%	0.02%	0.02%	0.01%	0.02%
Class C	0.02%	—%	0.02%	0.02%	0.01%	0.01%
Institutional Class	0.02%	—%	0.02%	0.02%	0.01%	0.01%
Class R	0.02%	—%	0.01%	0.02%	0.01%	0.01%

(f)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Class R
08/31/2017	0.01%	0.01%	0.01%	0.01%	0.01%
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Global Dividend Opportunity Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 2/29/2020 (Unaudited)	$17.26	(1.65%)	0.84%(c),(d)	0.81%(c),(d)	1.84%(c)	20%	$52,377
Year Ended 8/31/2019	$17.94	0.29%	0.85%	0.81%	2.87%	56%	$47,630
Year Ended 8/31/2018	$18.89	6.72%	0.85%	0.82%	2.98%	39%	$63,148
Year Ended 8/31/2017	$18.29	10.95%	0.85%	0.85%	3.77%	43%	$64,718
Year Ended 8/31/2016	$17.10	6.07%	0.83%	0.83%	3.23%	115%	$790
Year Ended 8/31/2015	$16.60	(11.04%)	0.82%	0.82%	3.89%	63%	$1,149
Class R
Six Months Ended 2/29/2020 (Unaudited)	$17.17	(2.00%)	1.60%(c),(d)	1.49%(c),(d),(e)	1.15%(c)	20%	$113
Year Ended 8/31/2019	$17.85	(0.41%)	1.70%	1.50%	1.41%	56%	$117
Year Ended 8/31/2018	$18.80	5.95%	1.69%	1.51%(e)	2.27%	39%	$1,705
Year Ended 8/31/2017	$18.21	10.16%	1.71%(f)	1.54%(e),(f)	2.57%	43%	$1,753
Year Ended 8/31/2016	$17.03	5.32%	1.70%	1.55%(e)	2.57%	115%	$1,533
Year Ended 8/31/2015	$16.53	(11.78%)	1.62%	1.55%(e)	2.77%	63%	$671
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Dividend Opportunity Fund | Semiannual Report 2020	19

Notes to Financial Statements
February 29, 2020 (Unaudited)
Note 1. Organization
Columbia Global Dividend Opportunity Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
20	Columbia Global Dividend Opportunity Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Global Dividend Opportunity Fund | Semiannual Report 2020	21

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended February 29, 2020 was 0.77% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates provide services to
22	Columbia Global Dividend Opportunity Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund pays no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered, as appropriate, with respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Global Dividend Opportunity Fund | Semiannual Report 2020	23

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
For the six months ended February 29, 2020, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.27
Advisor Class	0.27
Class C	0.27
Institutional Class	0.27
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.27
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended February 29, 2020, these minimum account balance fees reduced total expenses of the Fund by $70,084.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the six months ended February 29, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	12,474
Class C	—	1.00(b)	133

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
24	Columbia Global Dividend Opportunity Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2020 through December 31, 2020	Prior to January 1, 2020
Class A	1.25%	1.25%
Advisor Class	1.00	1.00
Class C	2.00	2.00
Institutional Class	1.00	1.00
Institutional 2 Class	0.86	0.87
Institutional 3 Class	0.81	0.81
Class R	1.50	1.50
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 29, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
442,226,000	38,580,000	(30,066,000)	8,514,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $95,061,805 and $117,248,218, respectively, for the six months ended February 29, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Global Dividend Opportunity Fund | Semiannual Report 2020	25

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended February 29, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	300,000	2.11	1
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 29, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended February 29, 2020.
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund
26	Columbia Global Dividend Opportunity Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At February 29, 2020, affiliated shareholders of record owned 12.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Global Dividend Opportunity Fund | Semiannual Report 2020	27

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
28	Columbia Global Dividend Opportunity Fund | Semiannual Report 2020

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Columbia Global Dividend Opportunity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR154_08_K01_(04/20)

SemiAnnual Report
February 29, 2020
Columbia Global Technology Growth Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Global Technology Growth Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Global Technology Growth Fund  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks capital appreciation by investing, under normal market conditions, at least 80% of its total net assets (plus any borrowings for investment purposes) in stocks of technology companies that may benefit from technological improvements, advancements or developments.
Portfolio management
Rahul Narang
Portfolio Manager
Managed Fund since 2012
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 29, 2020)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	9.32	20.20	18.18	18.48
	Including sales charges		3.03	13.29	16.78	17.79
Advisor Class*		11/08/12	9.47	20.50	18.47	18.78
Class C	Excluding sales charges	10/13/03	8.93	19.30	17.29	17.60
	Including sales charges		7.93	18.30	17.29	17.60
Institutional Class		11/09/00	9.46	20.49	18.46	18.77
Institutional 2 Class*		11/08/12	9.51	20.60	18.58	18.88
Institutional 3 Class*		03/01/16	9.54	20.64	18.60	18.84
S&P Global 1200 Information Technology Index (Net)			12.13	24.38	16.65	15.58
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to July 2014 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The S&P Global 1200 Information Technology Index (Net) is a float-adjusted, market-cap-weighted index consisting of all members of the S&P Global 1200 that are classified within the GICS Information Technology sector.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Global Technology Growth Fund | Semiannual Report 2020	3

Fund at a Glance   (continued)
(Unaudited)
Equity sector breakdown (%) (at February 29, 2020)
Communication Services	10.7
Consumer Discretionary	7.2
Financials	0.1
Health Care	0.1
Industrials	0.9
Information Technology	80.4
Materials	0.2
Real Estate	0.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at February 29, 2020)
Information Technology
Application Software	13.1
Communications Equipment	2.7
Data Processing & Outsourced Services	14.2
Electronic Components	1.1
Electronic Equipment & Instruments	1.1
Electronic Manufacturing Services	0.2
Internet Services & Infrastructure	2.6
IT Consulting & Other Services	2.0
Semiconductor Equipment	5.4
Semiconductors	16.1
Systems Software	11.5
Technology Distributors	0.4
Technology Hardware, Storage & Peripherals	10.0
Total	80.4
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at February 29, 2020)
Brazil	0.6
China	3.3
Finland	0.2
France	0.2
Germany	0.8
Guernsey	0.2
Japan	1.1
Netherlands	3.3
Russian Federation	0.2
South Korea	1.3
Spain	0.2
Sweden	0.3
Switzerland	0.3
Taiwan	1.8
United Kingdom	0.5
United States(a)	85.7
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At February 29, 2020, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.

4	Columbia Global Technology Growth Fund | Semiannual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2019 — February 29, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,093.20	1,018.80	6.35	6.12	1.22
Advisor Class	1,000.00	1,000.00	1,094.70	1,020.04	5.05	4.87	0.97
Class C	1,000.00	1,000.00	1,089.30	1,015.07	10.23	9.87	1.97
Institutional Class	1,000.00	1,000.00	1,094.60	1,020.04	5.05	4.87	0.97
Institutional 2 Class	1,000.00	1,000.00	1,095.10	1,020.39	4.69	4.52	0.90
Institutional 3 Class	1,000.00	1,000.00	1,095.40	1,020.64	4.43	4.27	0.85
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Global Technology Growth Fund | Semiannual Report 2020	5

Portfolio of Investments
February 29, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.4%
Issuer	Shares	Value ($)
Brazil 0.6%
Afya Ltd., Class A(a)	90,297	2,147,262
Arco Platform Ltd., Class A(a)	60,381	3,086,073
Stone Co., Ltd., Class A(a)	128,365	5,120,480
Total		10,353,815
China 3.3%
Alibaba Group Holding Ltd., ADR(a)	177,947	37,012,976
Tencent Holdings Ltd.	413,420	20,962,340
Total		57,975,316
Finland 0.2%
Nokia OYJ, ADR	679,499	2,629,661
France 0.2%
Capgemini SE	33,532	3,715,925
Germany 0.8%
SAP SE, ADR	113,307	14,001,346
Guernsey 0.2%
Amdocs Ltd.	51,300	3,270,375
Japan 1.1%
Keyence Corp.	29,900	9,547,236
Murata Manufacturing Co., Ltd.	120,900	6,333,601
TDK Corp.	27,200	2,592,672
Total		18,473,509
Netherlands 3.3%
ASML Holding NV	90,364	25,004,623
NXP Semiconductors NV	185,154	21,050,158
STMicroelectronics NV, Registered Shares	397,963	10,904,186
Total		56,958,967
Russian Federation 0.2%
Yandex NV, Class A(a)	81,966	3,328,639
South Korea 1.3%
Samsung Electronics Co., Ltd.	500,878	22,545,208
Spain 0.2%
Amadeus IT Group SA, Class A	45,364	3,215,905
Sweden 0.3%
Telefonaktiebolaget LM Ericsson, ADR	647,156	5,203,134
Common Stocks (continued)
Issuer	Shares	Value ($)
Switzerland 0.3%
Logitech International SA	73,743	2,860,156
TE Connectivity Ltd.	34,663	2,872,523
Total		5,732,679
Taiwan 1.8%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	572,617	30,829,699
United Kingdom 0.5%
Finablr PLC(a)	650,481	509,583
Network International Holdings PLC(a)	642,977	4,426,990
Trainline PLC(a)	676,479	4,161,428
Total		9,098,001
United States 84.1%
1Life Healthcare, Inc.(a)	108,758	2,351,348
Accenture PLC, Class A	97,199	17,553,167
Activision Blizzard, Inc.	256,270	14,896,975
Adobe, Inc.(a)	88,238	30,452,699
Advanced Micro Devices, Inc.(a)	211,778	9,631,663
Alphabet, Inc., Class A(a)	57,059	76,416,266
Alteryx, Inc., Class A(a)	69,605	9,718,250
Amazon.com, Inc.(a)	36,461	68,683,409
Amphenol Corp., Class A	77,613	7,115,560
Analog Devices, Inc.	105,830	11,540,761
ANSYS, Inc.(a)	51,218	12,404,487
Apple, Inc.	459,738	125,673,980
Applied Materials, Inc.	227,025	13,194,693
Arista Networks, Inc.(a)	29,639	5,723,884
Autodesk, Inc.(a)	26,968	5,147,652
Automatic Data Processing, Inc.	117,910	18,245,393
Avalara, Inc.(a)	99,894	8,466,017
Avaya Holdings Corp.(a)	124,113	1,608,504
Bill.com Holdings, Inc.(a)	68,026	3,861,156
Bloom Energy Corp., Class A(a)	268,681	2,436,937
Booking Holdings, Inc.(a)	2,314	3,923,757
Broadcom, Inc.	130,513	35,580,454
Cadence Design Systems, Inc.(a)	96,609	6,389,719
CDW Corp.	63,874	7,295,688
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Global Technology Growth Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Cisco Systems, Inc.	538,088	21,485,854
Cognizant Technology Solutions Corp., Class A	60,156	3,665,305
Comcast Corp., Class A	125,102	5,057,874
Corning, Inc.	148,610	3,545,835
Coupa Software, Inc.(a)	57,072	8,546,532
DXC Technology Co.	114,466	2,759,775
Electronic Arts, Inc.(a)	63,621	6,449,261
Facebook, Inc., Class A(a)	132,767	25,553,664
Fidelity National Information Services, Inc.	170,600	23,836,232
Fiserv, Inc.(a)	102,762	11,238,052
FleetCor Technologies, Inc.(a)	18,171	4,829,670
ForeScout Technologies, Inc.(a)	136,761	4,450,203
Fortinet, Inc.(a)	82,876	8,458,325
Global Payments, Inc.	71,124	13,084,682
Green Dot Corp., Class A(a)	62,671	2,140,841
Guidewire Software, Inc.(a)	37,934	4,157,946
HP, Inc.	232,850	4,840,952
Inphi Corp.(a)	69,851	5,215,076
Intel Corp.	454,067	25,209,800
International Business Machines Corp.	26,653	3,468,888
Intuit, Inc.	78,901	20,975,831
Keysight Technologies, Inc.(a)	90,743	8,598,807
KLA Corp.	40,337	6,200,200
Lam Research Corp.	161,166	47,290,939
Livent Corp.(a)	334,599	2,987,969
Marvell Technology Group Ltd.	691,017	14,718,662
MasterCard, Inc., Class A	192,580	55,896,345
Maxim Integrated Products, Inc.	63,143	3,512,014
Microchip Technology, Inc.	98,071	8,896,020
Micron Technology, Inc.(a)	453,530	23,837,537
Microsoft Corp.	888,988	144,024,946
MongoDB, Inc.(a)	43,035	6,562,838
Motorola Solutions, Inc.	64,066	10,614,455
NetApp, Inc.	106,851	4,992,079
Netflix, Inc.(a)	34,229	12,631,528
NVIDIA Corp.	135,754	36,663,083
Okta, Inc.(a)	58,382	7,476,399
Oracle Corp.	208,587	10,316,713
Palo Alto Networks, Inc.(a)	32,150	5,935,533
Common Stocks (continued)
Issuer	Shares	Value ($)
Parsons Corp.(a)	144,190	5,636,387
Paycom Software, Inc.(a)	11,011	3,112,259
PayPal Holdings, Inc.(a)	200,173	21,616,682
QUALCOMM, Inc.	170,275	13,332,532
RingCentral, Inc., Class A(a)	66,786	15,744,799
SailPoint Technologies Holding, Inc.(a)	204,407	5,175,585
Salesforce.com, Inc.(a)	199,995	34,079,148
SBA Communications Corp.	23,303	6,177,392
Schrodinger, Inc.(a)	54,412	2,523,629
ServiceNow, Inc.(a)	41,978	13,688,606
Skyworks Solutions, Inc.	24,545	2,458,918
Splunk, Inc.(a)	52,085	7,673,683
Square, Inc., Class A(a)	165,266	13,771,616
Synopsys, Inc.(a)	195,648	26,985,729
Take-Two Interactive Software, Inc.(a)	31,509	3,386,587
Tesla Motors, Inc.(a)	6,068	4,053,363
Texas Instruments, Inc.	153,343	17,502,570
T-Mobile U.S.A., Inc.(a)	63,664	5,739,946
Twilio, Inc., Class A(a)	120,115	13,529,754
Uber Technologies, Inc.(a)	187,488	6,350,219
Universal Display Corp.	17,329	2,751,672
VeriSign, Inc.(a)	77,390	14,684,752
Visa, Inc., Class A	363,547	66,078,303
VMware, Inc., Class A(a)	39,435	4,752,706
Walt Disney Co. (The)	72,210	8,495,506
Western Digital Corp.	172,567	9,587,823
Workday, Inc., Class A(a)	35,599	6,167,527
Xilinx, Inc.	14,650	1,223,129
Zendesk, Inc.(a)	42,604	3,378,923
Total		1,458,098,829
Total Common Stocks (Cost $1,028,967,459)		1,705,431,008

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Semiannual Report 2020	7

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Money Market Funds 1.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.641%(b),(c)	24,982,320	24,982,320
Total Money Market Funds (Cost $24,979,822)		24,982,320
Total Investments in Securities (Cost $1,053,947,281)		1,730,413,328
Other Assets & Liabilities, Net		3,155,686
Net Assets		$1,733,569,014
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 29, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended February 29, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.641%
	27,255,146	100,661,528	(102,934,354)	24,982,320	593	2,498	279,162	24,982,320
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Global Technology Growth Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Brazil	10,353,815	—	—	10,353,815
China	37,012,976	20,962,340	—	57,975,316
Finland	2,629,661	—	—	2,629,661
France	—	3,715,925	—	3,715,925
Germany	14,001,346	—	—	14,001,346
Guernsey	3,270,375	—	—	3,270,375
Japan	—	18,473,509	—	18,473,509
Netherlands	56,958,967	—	—	56,958,967
Russian Federation	3,328,639	—	—	3,328,639
South Korea	—	22,545,208	—	22,545,208
Spain	—	3,215,905	—	3,215,905
Sweden	5,203,134	—	—	5,203,134
Switzerland	2,872,523	2,860,156	—	5,732,679
Taiwan	30,829,699	—	—	30,829,699
United Kingdom	—	9,098,001	—	9,098,001
United States	1,458,098,829	—	—	1,458,098,829
Total Common Stocks	1,624,559,964	80,871,044	—	1,705,431,008
Money Market Funds	24,982,320	—	—	24,982,320
Total Investments in Securities	1,649,542,284	80,871,044	—	1,730,413,328
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Semiannual Report 2020	9

Statement of Assets and Liabilities
February 29, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,028,967,459)	$1,705,431,008
Affiliated issuers (cost $24,979,822)	24,982,320
Receivable for:
Investments sold	5,085,483
Capital shares sold	11,042,377
Dividends	1,236,891
Foreign tax reclaims	62,768
Prepaid expenses	3,828
Trustees’ deferred compensation plan	91,107
Other assets	69,418
Total assets	1,748,005,200
Liabilities
Payable for:
Capital shares purchased	14,058,661
Management services fees	38,485
Distribution and/or service fees	6,733
Transfer agent fees	196,656
Compensation of board members	1,134
Compensation of chief compliance officer	110
Other expenses	43,300
Trustees’ deferred compensation plan	91,107
Total liabilities	14,436,186
Net assets applicable to outstanding capital stock	$1,733,569,014
Represented by
Paid in capital	1,061,621,755
Total distributable earnings (loss)	671,947,259
Total - representing net assets applicable to outstanding capital stock	$1,733,569,014
Class A
Net assets	$374,742,994
Shares outstanding	9,728,472
Net asset value per share	$38.52
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$40.87
Advisor Class
Net assets	$152,629,551
Shares outstanding	3,744,816
Net asset value per share	$40.76
Class C
Net assets	$153,226,990
Shares outstanding	4,476,576
Net asset value per share	$34.23
Institutional Class
Net assets	$774,548,618
Shares outstanding	19,270,399
Net asset value per share	$40.19
Institutional 2 Class
Net assets	$133,705,961
Shares outstanding	3,257,441
Net asset value per share	$41.05
Institutional 3 Class
Net assets	$144,714,900
Shares outstanding	3,514,905
Net asset value per share	$41.17
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Global Technology Growth Fund | Semiannual Report 2020

Statement of Operations
Six Months Ended February 29, 2020 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$7,591,228
Dividends — affiliated issuers	279,162
Foreign taxes withheld	(202,527)
Total income	7,667,863
Expenses:
Management services fees	6,842,601
Distribution and/or service fees
Class A	447,693
Class C	756,106
Transfer agent fees
Class A	232,447
Advisor Class	96,017
Class C	98,122
Institutional Class	491,559
Institutional 2 Class	41,250
Institutional 3 Class	5,265
Compensation of board members	18,040
Custodian fees	15,037
Printing and postage fees	36,775
Registration fees	65,237
Audit fees	14,572
Legal fees	17,645
Compensation of chief compliance officer	306
Other	33,795
Total expenses	9,212,467
Expense reduction	(160)
Total net expenses	9,212,307
Net investment loss	(1,544,444)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	10,119,075
Investments — affiliated issuers	593
Foreign currency translations	(2,399)
Net realized gain	10,117,269
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	129,600,045
Investments — affiliated issuers	2,498
Foreign currency translations	(5,516)
Net change in unrealized appreciation (depreciation)	129,597,027
Net realized and unrealized gain	139,714,296
Net increase in net assets resulting from operations	$138,169,852
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Semiannual Report 2020	11

Statement of Changes in Net Assets
	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Operations
Net investment loss	$(1,544,444)	$(647,817)
Net realized gain	10,117,269	22,351,054
Net change in unrealized appreciation (depreciation)	129,597,027	28,477,275
Net increase in net assets resulting from operations	138,169,852	50,180,512
Distributions to shareholders
Net investment income and net realized gains
Class A	(4,605,844)	(17,028,304)
Advisor Class	(1,822,101)	(6,067,235)
Class C	(2,208,992)	(5,809,230)
Institutional Class	(9,429,215)	(30,637,503)
Institutional 2 Class	(1,575,535)	(4,987,412)
Institutional 3 Class	(1,606,482)	(3,371,906)
Total distributions to shareholders	(21,248,169)	(67,901,590)
Increase in net assets from capital stock activity	82,498,507	83,226,306
Total increase in net assets	199,420,190	65,505,228
Net assets at beginning of period	1,534,148,824	1,468,643,596
Net assets at end of period	$1,733,569,014	$1,534,148,824
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Global Technology Growth Fund | Semiannual Report 2020

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	February 29, 2020 (Unaudited)		August 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,735,307	69,252,392	2,797,043	92,395,868
Distributions reinvested	106,890	4,165,510	553,690	15,669,419
Redemptions	(1,450,270)	(55,358,227)	(4,288,596)	(137,119,082)
Net increase (decrease)	391,927	18,059,675	(937,863)	(29,053,795)
Advisor Class
Subscriptions	644,233	26,613,093	2,906,178	98,645,285
Distributions reinvested	43,649	1,798,769	203,325	6,067,235
Redemptions	(537,411)	(21,477,122)	(2,238,829)	(75,509,145)
Net increase	150,471	6,934,740	870,674	29,203,375
Class C
Subscriptions	490,738	17,096,373	1,074,393	30,886,087
Distributions reinvested	54,824	1,901,302	197,041	5,008,771
Redemptions	(440,271)	(15,230,797)	(1,189,609)	(34,897,882)
Net increase	105,291	3,766,878	81,825	996,976
Institutional Class
Subscriptions	2,492,717	103,014,548	6,271,021	214,054,919
Distributions reinvested	161,124	6,548,057	719,120	21,163,729
Redemptions	(2,031,508)	(82,369,980)	(6,533,837)	(217,526,637)
Net increase	622,333	27,192,625	456,304	17,692,011
Institutional 2 Class
Subscriptions	748,936	30,951,381	1,906,819	67,469,747
Distributions reinvested	37,955	1,574,736	166,128	4,987,155
Redemptions	(958,934)	(39,361,371)	(1,273,627)	(44,147,478)
Net increase (decrease)	(172,043)	(6,835,254)	799,320	28,309,424
Institutional 3 Class
Subscriptions	1,237,179	50,695,302	1,375,078	49,596,390
Distributions reinvested	38,597	1,606,417	112,053	3,371,677
Redemptions	(461,529)	(18,921,876)	(472,288)	(16,889,752)
Net increase	814,247	33,379,843	1,014,843	36,078,315
Total net increase	1,912,226	82,498,507	2,285,103	83,226,306
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Semiannual Report 2020	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 2/29/2020 (Unaudited)	$35.69	(0.06)	3.39	3.33	—	(0.50)	(0.50)
Year Ended 8/31/2019	$36.28	(0.05)	1.10	1.05	—	(1.64)	(1.64)
Year Ended 8/31/2018	$28.59	(0.11)	8.86	8.75	—	(1.06)	(1.06)
Year Ended 8/31/2017	$21.19	(0.08)	7.56	7.48	—	(0.08)	(0.08)
Year Ended 8/31/2016	$18.36	(0.04)	3.22	3.18	—	(0.35)	(0.35)
Year Ended 8/31/2015	$18.18	(0.07)	1.10	1.03	(0.09)	(0.76)	(0.85)
Advisor Class
Six Months Ended 2/29/2020 (Unaudited)	$37.69	(0.01)	3.58	3.57	—	(0.50)	(0.50)
Year Ended 8/31/2019	$38.21	0.04	1.16	1.20	—	(1.72)	(1.72)
Year Ended 8/31/2018	$30.05	(0.02)	9.31	9.29	—	(1.13)	(1.13)
Year Ended 8/31/2017	$22.21	(0.02)	7.94	7.92	—	(0.08)	(0.08)
Year Ended 8/31/2016	$19.19	0.01	3.36	3.37	—	(0.35)	(0.35)
Year Ended 8/31/2015	$18.92	(0.04)	1.17	1.13	(0.10)	(0.76)	(0.86)
Class C
Six Months Ended 2/29/2020 (Unaudited)	$31.88	(0.18)	3.03	2.85	—	(0.50)	(0.50)
Year Ended 8/31/2019	$32.54	(0.27)	0.99	0.72	—	(1.38)	(1.38)
Year Ended 8/31/2018	$25.78	(0.32)	7.97	7.65	—	(0.89)	(0.89)
Year Ended 8/31/2017	$19.26	(0.24)	6.84	6.60	—	(0.08)	(0.08)
Year Ended 8/31/2016	$16.84	(0.17)	2.94	2.77	—	(0.35)	(0.35)
Year Ended 8/31/2015	$16.82	(0.20)	1.02	0.82	(0.04)	(0.76)	(0.80)
Institutional Class
Six Months Ended 2/29/2020 (Unaudited)	$37.17	(0.01)	3.53	3.52	—	(0.50)	(0.50)
Year Ended 8/31/2019	$37.72	0.03	1.15	1.18	—	(1.73)	(1.73)
Year Ended 8/31/2018	$29.68	(0.03)	9.20	9.17	—	(1.13)	(1.13)
Year Ended 8/31/2017	$21.94	(0.02)	7.84	7.82	—	(0.08)	(0.08)
Year Ended 8/31/2016	$18.95	0.01	3.33	3.34	—	(0.35)	(0.35)
Year Ended 8/31/2015	$18.70	(0.02)	1.13	1.11	(0.10)	(0.76)	(0.86)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Global Technology Growth Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 2/29/2020 (Unaudited)	$38.52	9.32%	1.22%(c)	1.22%(c),(d)	(0.31%)(c)	7%	$374,743
Year Ended 8/31/2019	$35.69	4.08%	1.24%	1.24%	(0.16%)	40%	$333,217
Year Ended 8/31/2018	$36.28	31.32%	1.25%	1.25%(d)	(0.33%)	28%	$372,730
Year Ended 8/31/2017	$28.59	35.41%	1.32%	1.32%(d)	(0.33%)	40%	$228,598
Year Ended 8/31/2016	$21.19	17.52%	1.36%	1.36%(d)	(0.21%)	55%	$165,271
Year Ended 8/31/2015	$18.36	5.70%	1.40%	1.40%(d)	(0.37%)	60%	$131,079
Advisor Class
Six Months Ended 2/29/2020 (Unaudited)	$40.76	9.47%	0.97%(c)	0.97%(c),(d)	(0.06%)(c)	7%	$152,630
Year Ended 8/31/2019	$37.69	4.33%	0.99%	0.99%	0.11%	40%	$135,472
Year Ended 8/31/2018	$38.21	31.65%	1.01%	1.01%(d)	(0.05%)	28%	$104,061
Year Ended 8/31/2017	$30.05	35.77%	1.07%	1.07%(d)	(0.06%)	40%	$13,629
Year Ended 8/31/2016	$22.21	17.76%	1.11%	1.11%(d)	0.07%	55%	$7,235
Year Ended 8/31/2015	$19.19	6.04%	1.15%	1.15%(d)	(0.23%)	60%	$8,345
Class C
Six Months Ended 2/29/2020 (Unaudited)	$34.23	8.93%	1.97%(c)	1.97%(c),(d)	(1.06%)(c)	7%	$153,227
Year Ended 8/31/2019	$31.88	3.31%	1.99%	1.99%	(0.90%)	40%	$139,366
Year Ended 8/31/2018	$32.54	30.31%	2.00%	2.00%(d)	(1.08%)	28%	$139,590
Year Ended 8/31/2017	$25.78	34.39%	2.07%	2.07%(d)	(1.08%)	40%	$92,158
Year Ended 8/31/2016	$19.26	16.65%	2.12%	2.12%(d)	(0.97%)	55%	$60,684
Year Ended 8/31/2015	$16.84	4.91%	2.15%	2.15%(d)	(1.13%)	60%	$39,660
Institutional Class
Six Months Ended 2/29/2020 (Unaudited)	$40.19	9.46%	0.97%(c)	0.97%(c),(d)	(0.06%)(c)	7%	$774,549
Year Ended 8/31/2019	$37.17	4.32%	0.99%	0.99%	0.09%	40%	$693,232
Year Ended 8/31/2018	$37.72	31.64%	1.00%	1.00%(d)	(0.09%)	28%	$686,134
Year Ended 8/31/2017	$29.68	35.75%	1.07%	1.07%(d)	(0.08%)	40%	$398,021
Year Ended 8/31/2016	$21.94	17.82%	1.11%	1.11%(d)	0.04%	55%	$233,750
Year Ended 8/31/2015	$18.95	6.00%	1.15%	1.15%(d)	(0.11%)	60%	$165,748
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Semiannual Report 2020	15

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 2 Class
Six Months Ended 2/29/2020 (Unaudited)	$37.94	0.00(e)	3.61	3.61	—	(0.50)	(0.50)
Year Ended 8/31/2019	$38.45	0.06	1.18	1.24	—	(1.75)	(1.75)
Year Ended 8/31/2018	$30.23	(0.00)(e)	9.37	9.37	—	(1.15)	(1.15)
Year Ended 8/31/2017	$22.33	0.01	7.97	7.98	—	(0.08)	(0.08)
Year Ended 8/31/2016	$19.26	0.03	3.39	3.42	—	(0.35)	(0.35)
Year Ended 8/31/2015	$18.98	(0.01)	1.16	1.15	(0.11)	(0.76)	(0.87)
Institutional 3 Class
Six Months Ended 2/29/2020 (Unaudited)	$38.04	0.01	3.62	3.63	—	(0.50)	(0.50)
Year Ended 8/31/2019	$38.55	0.08	1.18	1.26	—	(1.77)	(1.77)
Year Ended 8/31/2018	$30.31	0.01	9.39	9.40	—	(1.16)	(1.16)
Year Ended 8/31/2017	$22.37	0.03	7.99	8.02	—	(0.08)	(0.08)
Year Ended 8/31/2016(f)	$19.26	0.04	3.07	3.11	—	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	Institutional 3 Class shares commenced operations on March 1, 2016. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Global Technology Growth Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 2 Class
Six Months Ended 2/29/2020 (Unaudited)	$41.05	9.51%	0.90%(c)	0.90%(c)	0.01%(c)	7%	$133,706
Year Ended 8/31/2019	$37.94	4.42%	0.92%	0.92%	0.17%	40%	$130,115
Year Ended 8/31/2018	$38.45	31.73%	0.93%	0.93%	(0.00%)(e)	28%	$101,134
Year Ended 8/31/2017	$30.23	35.84%	0.98%	0.98%	0.02%	40%	$45,747
Year Ended 8/31/2016	$22.33	17.95%	0.98%	0.98%	0.16%	55%	$18,492
Year Ended 8/31/2015	$19.26	6.13%	1.00%	1.00%	(0.05%)	60%	$9,964
Institutional 3 Class
Six Months Ended 2/29/2020 (Unaudited)	$41.17	9.54%	0.85%(c)	0.85%(c)	0.07%(c)	7%	$144,715
Year Ended 8/31/2019	$38.04	4.47%	0.87%	0.87%	0.22%	40%	$102,746
Year Ended 8/31/2018	$38.55	31.77%	0.88%	0.88%	0.03%	28%	$64,995
Year Ended 8/31/2017	$30.31	35.96%	0.93%	0.93%	0.10%	40%	$40,899
Year Ended 8/31/2016(f)	$22.37	16.15%	0.94%(c)	0.94%(c)	0.33%(c)	55%	$675
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Semiannual Report 2020	17

Notes to Financial Statements
February 29, 2020 (Unaudited)
Note 1. Organization
Columbia Global Technology Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
18	Columbia Global Technology Growth Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Global Technology Growth Fund | Semiannual Report 2020	19

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.77% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended February 29, 2020 was 0.82% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
20	Columbia Global Technology Growth Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended February 29, 2020, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended February 29, 2020, these minimum account balance fees reduced total expenses of the Fund by $160.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10% and 0.75% of the average daily net assets attributable to Class A and Class C shares of the Fund, respectively.
Columbia Global Technology Growth Fund | Semiannual Report 2020	21

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Sales charges
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the six months ended February 29, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.05 - 1.00(a)	733,410
Class C	—	1.00(b)	3,484

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2020 through December 31, 2020	Prior to January 1, 2020
Class A	1.38%	1.43%
Advisor Class	1.13	1.18
Class C	2.13	2.18
Institutional Class	1.13	1.18
Institutional 2 Class	1.06	1.12
Institutional 3 Class	1.01	1.07
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
22	Columbia Global Technology Growth Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
At February 29, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,053,947,000	691,723,000	(15,257,000)	676,466,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund will elect to treat the following late-year ordinary losses and post-October capital losses at August 31, 2019 as arising on September 1, 2019.
Late year ordinary losses ($)	Post-October capital losses ($)
875,257	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $180,707,581 and $120,226,230, respectively, for the six months ended February 29, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended February 29, 2020.
Columbia Global Technology Growth Fund | Semiannual Report 2020	23

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended February 29, 2020.
Note 9. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems,
24	Columbia Global Technology Growth Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At February 29, 2020, three unaffiliated shareholders of record owned 37.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 17.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Global Technology Growth Fund | Semiannual Report 2020	25

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Columbia Global Technology Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR234_08_K01_(04/20)

SemiAnnual Report
February 29, 2020
Overseas SMA Completion Portfolio
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investment-products/managed-accounts/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investment-products/managed-accounts/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Overseas SMA Completion Portfolio (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investment-products/managed-accounts/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investment-products/managed-accounts/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investment-products/managed-accounts/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Overseas SMA Completion Portfolio  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
The Fund is intended to be used as part of a broader separately managed account (SMA) program. The objective of the Fund is intended to be evaluated in the context of the broader SMA program. The Fund is not designed to be used as a stand-alone investment.
Portfolio management
Fred Copper, CFA
Co-Portfolio Manager
Managed Fund since September 2019
Daisuke Nomoto, CMA (SAAJ)
Co-Portfolio Manager
Managed Fund since September 2019
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Equity sector breakdown (%) (at February 29, 2020)
Communication Services	1.4
Consumer Discretionary	6.1
Consumer Staples	10.2
Energy	4.8
Financials	23.6
Health Care	8.6
Industrials	28.8
Information Technology	2.4
Materials	5.4
Real Estate	4.1
Utilities	4.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at February 29, 2020)
Australia	3.5
Austria	3.7
Finland	3.0
France	2.3
Germany	12.4
Hong Kong	3.0
Ireland	0.3
Israel	6.6
Japan	21.3
Netherlands	9.8
Norway	4.7
South Korea	3.1
Spain	6.1
United Kingdom	15.4
United States(a)	4.8
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Overseas SMA Completion Portfolio | Semiannual Report 2020	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2019 — February 29, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Overseas SMA Completion Portfolio	1,000.00	1,000.00	993.60(a)	1,024.86	0.00(a)	0.00	0.00(a)
(a)	Based on operations from September 12, 2019 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
4	Overseas SMA Completion Portfolio | Semiannual Report 2020

Portfolio of Investments
February 29, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.5%
Issuer	Shares	Value ($)
Australia 3.5%
Ansell Ltd.	3,537	69,193
Austria 3.7%
Andritz AG	2,094	74,102
Finland 3.0%
UPM-Kymmene OYJ	1,946	59,883
France 2.3%
DBV Technologies SA, ADR(a)	875	8,566
Eiffage SA	347	37,119
Total		45,685
Germany 12.4%
Allianz SE, Registered Shares	226	49,234
Aroundtown SA	5,238	45,507
Covestro AG	1,176	45,567
Duerr AG	2,051	65,054
KION Group AG	785	42,456
Total		247,818
Hong Kong 3.0%
WH Group Ltd.	57,500	60,341
Ireland 0.3%
Amarin Corp. PLC, ADR(a)	454	6,660
Israel 6.6%
Bank Hapoalim BM	13,410	104,331
Bezeq Israeli Telecommunication Corp., Ltd.(a)	38,004	27,716
Total		132,047
Japan 21.3%
Dai-ichi Life Holdings, Inc.	3,200	43,400
Invincible Investment Corp.	89	36,015
ITOCHU Corp.	3,300	74,783
Kinden Corp.	3,000	45,294
Matsumotokiyoshi Holdings Co., Ltd.	2,500	82,082
Nihon M&A Center, Inc.	300	9,242
Ricoh Co., Ltd.	5,000	46,692
Ship Healthcare Holdings, Inc.	1,100	44,319
Starts Corp., Inc.	700	14,424
Common Stocks (continued)
Issuer	Shares	Value ($)
Takuma Co., Ltd.	2,700	29,355
Total		425,606
Netherlands 9.8%
ASR Nederland NV	2,889	97,221
Signify NV	3,318	98,865
Total		196,086
Norway 4.7%
BW LPG Ltd.	5,795	36,175
Leroy Seafood Group ASA	9,420	58,038
Total		94,213
South Korea 3.1%
GS Home Shopping, Inc.	91	9,342
Hyundai Home Shopping Network Corp.	334	20,347
Youngone Corp.	1,201	31,523
Total		61,212
Spain 6.1%
Endesa SA	3,550	91,349
Tecnicas Reunidas SA(a)	1,349	30,502
Total		121,851
United Kingdom 15.5%
Crest Nicholson Holdings PLC	4,016	23,422
DCC PLC	1,266	90,675
GW Pharmaceuticals PLC, ADR(a)	101	10,333
Inchcape PLC	2,767	20,683
John Wood Group PLC	5,820	27,908
Just Group PLC(a)	71,884	66,913
TP ICAP PLC	14,468	68,262
Total		308,196
United States 3.2%
Aerie Pharmaceuticals, Inc.(a)	328	5,740
Alexion Pharmaceuticals, Inc.(a)	108	10,155
Burford Capital Ltd.	4,757	33,751
Insmed, Inc.(a)	448	11,155
The accompanying Notes to Financial Statements are an integral part of this statement.
Overseas SMA Completion Portfolio | Semiannual Report 2020	5

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Sage Therapeutics, Inc.(a)	48	2,256
Total		63,057
Total Common Stocks (Cost $2,058,409)		1,965,950

Money Market Funds 1.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.641%(b),(c)	33,072	33,072
Total Money Market Funds (Cost $33,070)		33,072
Total Investments in Securities (Cost $2,091,479)		1,999,022
Other Assets & Liabilities, Net		(3,321)
Net Assets		$1,995,701
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 29, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended February 29, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.641%
	—	2,407,311	(2,374,239)	33,072	18	2	1,116	33,072
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Overseas SMA Completion Portfolio | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Fair value measurements  (continued)
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	69,193	—	69,193
Austria	—	74,102	—	74,102
Finland	—	59,883	—	59,883
France	8,566	37,119	—	45,685
Germany	—	247,818	—	247,818
Hong Kong	—	60,341	—	60,341
Ireland	6,660	—	—	6,660
Israel	—	132,047	—	132,047
Japan	—	425,606	—	425,606
Netherlands	—	196,086	—	196,086
Norway	—	94,213	—	94,213
South Korea	—	61,212	—	61,212
Spain	—	121,851	—	121,851
United Kingdom	10,333	297,863	—	308,196
United States	29,306	33,751	—	63,057
Total Common Stocks	54,865	1,911,085	—	1,965,950
Money Market Funds	33,072	—	—	33,072
Total Investments in Securities	87,937	1,911,085	—	1,999,022
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
Overseas SMA Completion Portfolio | Semiannual Report 2020	7

Statement of Assets and Liabilities
February 29, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,058,409)	$1,965,950
Affiliated issuers (cost $33,070)	33,072
Receivable for:
Dividends	3,137
Foreign tax reclaims	408
Expense reimbursement due from Investment Manager	195
Trustees’ deferred compensation plan	1,268
Other assets	21,337
Total assets	2,025,367
Liabilities
Payable for:
Transfer agent fees	2
Compensation of board members	730
Audit fees	14,750
State registration fees	8,886
Custodian fees	4,025
Other expenses	5
Trustees’ deferred compensation plan	1,268
Total liabilities	29,666
Net assets applicable to outstanding capital stock	$1,995,701
Represented by
Paid in capital	2,037,256
Total distributable earnings (loss)	(41,555)
Total - representing net assets applicable to outstanding capital stock	$1,995,701
Shares outstanding	169,762
Net asset value per share	11.76
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Overseas SMA Completion Portfolio | Semiannual Report 2020

Statement of Operations
For the period from September 12, 2019 (commencement of operations) through February 29, 2020 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$18,730
Dividends — affiliated issuers	1,116
Foreign taxes withheld	(2,040)
Total income	17,806
Expenses:
Transfer agent fees	38
Compensation of board members	6,234
Custodian fees	4,135
Printing and postage fees	645
Registration fees	13,587
Audit fees	14,750
Legal fees	21
Miscellaneous expenses	3,239
Offering costs	14,848
Other	14
Total expenses	57,511
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(57,511)
Total net expenses	—
Net investment income	17,806
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	66,380
Investments — affiliated issuers	18
Foreign currency translations	(2,579)
Net realized gain	63,819
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(92,459)
Investments — affiliated issuers	2
Foreign currency translations	(51)
Net change in unrealized appreciation (depreciation)	(92,508)
Net realized and unrealized loss	(28,689)
Net decrease in net assets resulting from operations	$(10,883)
The accompanying Notes to Financial Statements are an integral part of this statement.
Overseas SMA Completion Portfolio | Semiannual Report 2020	9

Statement of Changes in Net Assets
February 29, 2020 (Unaudited)(a)
Operations
Net investment income	$17,806
Net realized gain	63,819
Net change in unrealized appreciation (depreciation)	(92,508)
Net decrease in net assets resulting from operations	(10,883)
Distributions to shareholders
Net investment income and net realized gains	(30,672)
Total distributions to shareholders	(30,672)
Increase in net assets from capital stock activity	37,256
Total decrease in net assets	(4,299)
Net assets at beginning of period	2,000,000
Net assets at end of period	$1,995,701

	February 29, 2020 (Unaudited)(a)
	Shares	Dollars ($)
Capital stock activity

Subscriptions	3,248	39,178
Distributions reinvested	43	566
Redemptions	(196)	(2,488)
Total net increase	3,095	37,256

(a)	Based on operations from September 12, 2019 (the Fund’s commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Overseas SMA Completion Portfolio | Semiannual Report 2020

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Six Months Ended February 29, 2020 (Unaudited)(a)
Per share data
Net asset value, beginning of period	$12.00
Income from investment operations:
Net investment income	0.10
Net realized and unrealized loss	(0.16)
Total from investment operations	(0.06)
Less distributions to shareholders from:
Net investment income	(0.18)
Total distributions to shareholders	(0.18)
Net asset value, end of period	$11.76
Total return	(0.64)%
Ratios to average net assets
Total gross expenses(b)	5.79%(c)
Total net expenses(b),(d)	0.00%(c)
Net investment income	1.79%(c)
Supplemental data
Portfolio turnover	31%
Net assets, end of period (in thousands)	$1,996

Notes to Financial Highlights
(a)	The Fund commenced operations on September 12, 2019. Per share data and total return reflect activity from that date.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Annualized.
(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
Overseas SMA Completion Portfolio | Semiannual Report 2020	11

Notes to Financial Statements
February 29, 2020 (Unaudited)
Note 1. Organization
Overseas SMA Completion Portfolio (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
On September 11, 2019, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $2,000,000 in the Fund, which represented the initial capital for the Fund at $12 per share.
These financial statements cover the period from September 12, 2019 (commencement of operations) through February 29, 2020. All references to the six months ended February 29, 2020 refer to the period from September 12, 2019 through February 29, 2020.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Shares of the Fund may only be purchased and held by or on behalf of separately managed account (SMA) clients.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
12	Overseas SMA Completion Portfolio | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Overseas SMA Completion Portfolio | Semiannual Report 2020	13

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Determination of net asset value
The NAV per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of outstanding shares of that Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund does not pay a management fee to Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). However, Fund shares may only be purchased and held by or on behalf of SMAs where the Investment Manager has an agreement with the SMA program sponsor (the Program Sponsor), or directly with the SMA client, to provide investment management services to the Program Sponsor or the SMA. SMAs pay a fee directly, or indirectly through Program Sponsors, to the Investment Manager for providing investment management services to the Program Sponsor or the SMA, including on assets that may be invested in the Fund.
Offering costs
Offering costs were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.
14	Overseas SMA Completion Portfolio | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the six months ended February 29, 2020, the Fund’s annualized effective transfer agency fee rate as a percentage of average daily net assets was 0.00%.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2022, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the underlying funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.00% of the Fund’s average daily net assets.
Under the agreement governing this fee waiver and/or expense reimbursement arrangement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or
Overseas SMA Completion Portfolio | Semiannual Report 2020	15

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 29, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
2,091,000	68,000	(160,000)	(92,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,619,295 and $627,266, respectively, for the six months ended February 29, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended February 29, 2020.
16	Overseas SMA Completion Portfolio | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended February 29, 2020.
Note 9. Significant risks
Completion funds risk
Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which the Investment Manager serves as investment adviser, including funds with names, investment objectives and policies similar to the Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a differentiated investment strategy. The Fund is intended to be used as part of a broader SMA program. The performance and objectives of the Fund should be evaluated in the context of the broader SMA program. The Fund is not designed to be used as a stand-alone investment. Please contact your SMA program sponsor or financial intermediary for more information.
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Industrials sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general,
Overseas SMA Completion Portfolio | Semiannual Report 2020	17

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
18	Overseas SMA Completion Portfolio | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Shareholder concentration risk
At February 29, 2020, one unaffiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Overseas SMA Completion Portfolio | Semiannual Report 2020	19

 Board Consideration and Approval of ManagementAgreement
On August 7, 2019, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved, for an initial two-year term, the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Overseas SMA Completion Portfolio (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Fees Committee) and Product and Distribution Committee (the Product Committee), (collectively, the Committees) and the Board met to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the Management Agreement.
In connection with their deliberations regarding the proposed Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials, as well as other materials provided by the Investment Manager in connection with the Board’s most recent annual approval of the continuation of the management agreements with respect to other series of the Trust, with representatives of the Investment Manager at the Fees Committee and Board meetings held on August 7, 2019, and at Product Committee and Board meetings held on June 12, 2019.
The Committees and the Board also consulted with Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committees’ and the Board’s considerations and otherwise assisted the Committees and the Board in their deliberations.
The Committees and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the Management Agreement. The information and factors considered by the Committees and the Board in recommending for approval or approving the Management Agreement for the Fund included the following:
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2022 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	Information on the Fund’s proposed management fees and anticipated total expenses, including the absence of a management fee for the Fund;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel; and
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer.
Nature, extent and quality of services to be provided under the Management Agreement
The Committees and the Board considered the nature, extent and quality of services to be provided to the Fund by the Investment Manager and the Investment Manager’s affiliates under the Management Agreement and under separate agreements for the provision of distribution, transfer agency and shareholder services, and the resources to be dedicated to the Fund and the other Columbia Funds by the Investment Manager and the Investment Manager’s affiliates. The Committees and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel
20	Overseas SMA Completion Portfolio | Semiannual Report 2020

Board Consideration and Approval of Management
Agreement  (continued)

involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committees and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committees and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to the overall strategy to be used by the Investment Manager for the Fund and related separately managed accounts. The Committees and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers.
After reviewing these and related factors, the Committees and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Management Agreement supported the approval of the Management Agreement.
Investment performance
Because the Fund had not yet commenced operations, the Committees and the Board did not have investment performance to compare to the returns of a group of comparable mutual funds. However, the Committees and the Board considered the Investment Manager’s experience managing the Columbia Overseas Value Fund, which utilizes an investment approach generally similar to the overall investment approach of the Fund and related separately managed accounts. Additionally, in connection with their next review and consideration of the continuation of the Management Agreement, the Fees Committee and the Board expect to consider the overall investment performance of the Fund and related separately managed accounts in relation to the annualized return for various time periods of both a group of comparable funds, as determined by the independent third-party data provider, and a benchmark, as well as relative to the performance of Columbia Overseas Value Fund.
The Committees and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committees and the Board concluded, within the context of their overall conclusions, that the performance of the Investment Manager was sufficient, in light of other considerations, to support the approval of the Management Agreement.
Investment management fee rates and other expenses
The Committees and the Board considered the absence of management fees to be charged to the Fund under the Management Agreement, as well as the total expenses expected to be incurred by the Fund. In assessing the reasonableness of the proposed fees under the Management Agreement, the Committees and the Board considered, among other information, the Fund’s proposed management fee and its expected total expense ratio as a percentage of average daily net assets. The Committees and the Board also took into account the proposed fee waiver and expense limitation arrangements that the Investment Manager would observe during the Fund’s first year.
After reviewing these and related factors, the Committees and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund supported the approval of the Management Agreement.
Costs of services to be provided and profitability
The Committees and the Board also took note of the absence of management fees and the proposed fee waiver and expense limitation arrangements, and also noted that the Committees and the Board expected to consider the costs of services and the profitability to the Investment Manager and its affiliates of their relationship with the Fund in connection with the Committees’ and the Board’s next review and consideration of the continuation of the Management Agreement. The
Overseas SMA Completion Portfolio | Semiannual Report 2020	21

Board Consideration and Approval of Management
Agreement  (continued)

Committees and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the expected expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. In addition, the Committees and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition.
After reviewing these and related factors, the Committees and the Board concluded, within the context of their overall conclusions, that the expected costs of services to be provided and the expected profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Management Agreement.
Economies of scale
The Committees and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Fund through breakpoints in the proposed investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources.
After reviewing these and related factors, the Committees and the Board concluded, within the context of their overall conclusions, that the absence of management fees and the proposed fee waiver and expense limitation arrangements supported the approval of the Management Agreement.
Other benefits to the Investment Manager
The Committees and the Board received and considered information regarding “fall-out” or ancillary benefits to be received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund, and the expectation that, although the Fund will not pay a management fee, the Adviser will receive fees from related separately managed accounts. The Committees and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions to be generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions generated by all funds in the Columbia funds complex had been declining over time, and may decline further. The Committees and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committees and the Board reviewed all of the above considerations in reaching their decisions to recommend for approval or approve the proposed Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement.
22	Overseas SMA Completion Portfolio | Semiannual Report 2020

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Overseas SMA Completion Portfolio
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investment-products/managed-accounts/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investment-products/managed-accounts/
SAR307_08_K01_(04/20)

SemiAnnual Report
February 29, 2020
Multisector Bond SMA Completion Portfolio
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investment-products/managed-accounts/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investment-products/managed-accounts/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Multisector Bond SMA Completion Portfolio (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investment-products/managed-accounts/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investment-products/managed-accounts/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investment-products/managed-accounts/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multisector Bond SMA Completion Portfolio  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.
The Fund is intended to be used as part of a broader separately managed account (SMA) program. The objective of the Fund is intended to be evaluated in the context of the broader SMA program. The Fund is not designed to be used as a stand-alone investment.
Portfolio management
Gene Tannuzzo, CFA
Co-Portfolio Manager
Managed Fund since October 2019
Colin Lundgren, CFA
Co-Portfolio Manager
Managed Fund since October 2019
Jason Callan
Co-Portfolio Manager
Managed Fund since October 2019
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Quality breakdown (%) (at February 29, 2020)
A rating	100.0
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Market exposure through derivatives investments (% of notional exposure) (at February 29, 2020)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	163.4	(63.4)	100.0
Total Notional Market Value of Derivative Contracts	163.4	(63.4)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.
Portfolio Holdings (%) (at February 29, 2020)
Asset-Backed Securities — Non-Agency	19.3
Money Market Funds	78.4
Other Assets	2.3
Total	100.0
Percentages indicated are based upon net assets. At period end, the Fund held an investment in Asset-Backed Securities and an Affiliated Money Market Fund, which have been segregated to cover obligations relating to the Fund’s investments in Futures and Credit Default Swaps. For a description of the Fund’s investment in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 of the Notes to Financial Statements.
Multisector Bond SMA Completion Portfolio | Semiannual Report 2020	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2019 — February 29, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Multisector Bond SMA Completion Portfolio	1,000.00	1,000.00	985.30(a)	1,024.86	0.00(a)	0.00	0.00(a)
(a)	Based on operations from October 29, 2019 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
4	Multisector Bond SMA Completion Portfolio | Semiannual Report 2020

Portfolio of Investments
February 29, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 19.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DT Auto Owner Trust(a)
Series 2019-3A Class C
04/15/2025	2.740%	190,000	193,036
Exeter Automobile Receivables Trust(a)
Series 2019-2A Class C
03/15/2024	3.300%	200,000	204,202
Total Asset-Backed Securities — Non-Agency (Cost $394,409)			397,238
Money Market Funds 78.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.641%(b),(c)	1,612,597	1,612,597
Total Money Market Funds (Cost $1,612,436)		1,612,597
Total Investments in Securities (Cost: $2,006,845)		2,009,835
Other Assets & Liabilities, Net		47,316
Net Assets		2,057,151
At February 29, 2020, securities and/or cash totaling $90,201 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 5-Year Note	5	06/2020	USD	613,750	9,874	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(1)	06/2020	USD	(170,250)	—	(3,502)
U.S. Treasury 10-Year Note	(2)	06/2020	USD	(269,500)	—	(6,848)
U.S. Ultra Treasury Bond	(1)	06/2020	USD	(207,500)	—	(11,284)
Total					—	(21,634)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX Emerging Markets Index, Series 32	Morgan Stanley	12/20/2024	1.000	Quarterly	2.522	USD	440,000	(9,465)	—	—	—	(9,465)
Markit CDX North America High Yield Index, Series 33	Morgan Stanley	12/20/2024	5.000	Quarterly	3.798	USD	198,000	2,184	—	—	2,184	—
Markit CDX North America High Yield Index, Series 33	Morgan Stanley	12/20/2024	5.000	Quarterly	3.798	USD	415,800	(3,842)	—	—	—	(3,842)
Total								(11,123)	—	—	2,184	(13,307)
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
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Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At February 29, 2020, the total value of these securities amounted to $397,238, which represents 19.31% of total net assets.
(b)	The rate shown is the seven-day current annualized yield at February 29, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended February 29, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.641%
	—	2,222,005	(609,408)	1,612,597	4	161	9,495	1,612,597
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Multisector Bond SMA Completion Portfolio | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	397,238	—	397,238
Money Market Funds	1,612,597	—	—	1,612,597
Total Investments in Securities	1,612,597	397,238	—	2,009,835
Investments in Derivatives
Asset
Futures Contracts	9,874	—	—	9,874
Swap Contracts	—	2,184	—	2,184
Liability
Futures Contracts	(21,634)	—	—	(21,634)
Swap Contracts	—	(13,307)	—	(13,307)
Total	1,600,837	386,115	—	1,986,952
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
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Statement of Assets and Liabilities
February 29, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $394,409)	$397,238
Affiliated issuers (cost $1,612,436)	1,612,597
Margin deposits on:
Futures contracts	10,670
Swap contracts	79,531
Receivable for:
Dividends	2,062
Interest	2,412
Variation margin for futures contracts	5,276
Variation margin for swap contracts	8,923
Expense reimbursement due from Investment Manager	112
Trustees’ deferred compensation plan	346
Other assets	4,447
Total assets	2,123,614
Liabilities
Payable for:
Investments purchased	11,063
Variation margin for futures contracts	14,203
Variation margin for swap contracts	3,763
Transfer agent fees	1
Compensation of board members	1,809
Audit fees	18,100
State registration fees	13,500
Custodian fees	3,675
Other expenses	3
Trustees’ deferred compensation plan	346
Total liabilities	66,463
Net assets applicable to outstanding capital stock	$2,057,151
Represented by
Paid in capital	2,100,626
Total distributable earnings (loss)	(43,475)
Total - representing net assets applicable to outstanding capital stock	$2,057,151
Shares outstanding	175,052
Net asset value per share	11.75
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Multisector Bond SMA Completion Portfolio | Semiannual Report 2020

Statement of Operations
For the period from October 29, 2019 (commencement of operations) through February 29, 2020 (Unaudited)
Net investment income
Income:
Dividends — affiliated issuers	$9,495
Interest	3,568
Total income	13,063
Expenses:
Transfer agent fees	30
Compensation of board members	5,043
Custodian fees	3,675
Printing and postage fees	1,075
Registration fees	13,500
Audit fees	18,100
Legal fees	15
Miscellaneous expenses	2,292
Other	2,075
Total expenses	45,805
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(45,805)
Total net expenses	—
Net investment income	13,063
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — affiliated issuers	4
Futures contracts	(22,273)
Swap contracts	(1,251)
Net realized loss	(23,520)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	2,829
Investments — affiliated issuers	161
Futures contracts	(11,760)
Swap contracts	(11,123)
Net change in unrealized appreciation (depreciation)	(19,893)
Net realized and unrealized loss	(43,413)
Net decrease in net assets resulting from operations	$(30,350)
The accompanying Notes to Financial Statements are an integral part of this statement.
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Statement of Changes in Net Assets
February 29, 2020 (Unaudited)(a)
Operations
Net investment income	$13,063
Net realized loss	(23,520)
Net change in unrealized appreciation (depreciation)	(19,893)
Net decrease in net assets resulting from operations	(30,350)
Distributions to shareholders
Net investment income and net realized gains	(13,125)
Total distributions to shareholders	(13,125)
Increase in net assets from capital stock activity	100,626
Total increase in net assets	57,151
Net assets at beginning of period	2,000,000
Net assets at end of period	$2,057,151

	February 29, 2020 (Unaudited)(a)
	Shares	Dollars ($)
Capital stock activity

Subscriptions	8,333	100,000
Distributions reinvested	52	626
Total net increase	8,385	100,626

(a)	Based on operations from October 29, 2019 (the Fund’s commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Multisector Bond SMA Completion Portfolio | Semiannual Report 2020

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Six Months Ended February 29, 2020 (Unaudited)(a)
Per share data
Net asset value, beginning of period	$12.00
Income from investment operations:
Net investment income	0.07
Net realized and unrealized loss	(0.25)
Total from investment operations	(0.18)
Less distributions to shareholders from:
Net investment income	(0.07)
Total distributions to shareholders	(0.07)
Net asset value, end of period	$11.75
Total return	(1.47)%
Ratios to average net assets
Total gross expenses(b)	6.52%(c)
Total net expenses(b),(d)	0.00%(c)
Net investment income	1.86%(c)
Supplemental data
Portfolio turnover	0%
Net assets, end of period (in thousands)	$2,057

Notes to Financial Highlights
(a)	The Fund commenced operations on October 29, 2019. Per share data and total return reflect activity from that date.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Annualized.
(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
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Notes to Financial Statements
February 29, 2020 (Unaudited)
Note 1. Organization
Multisector Bond SMA Completion Portfolio (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
On October 28, 2019, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $2,000,000 in the Fund, which represented the initial capital for the Fund at $12 per share.
These financial statements cover the period from October 29, 2019 (commencement of operations) through February 29, 2020. All references to the six months ended February 29, 2020 refer to the period from October 29, 2019 through February 29, 2020.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Shares of the Fund may only be purchased and held by or on behalf of separately managed account (SMA) clients.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
12	Multisector Bond SMA Completion Portfolio | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded
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Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
14	Multisector Bond SMA Completion Portfolio | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, to increase or decrease its credit exposure to a single issuer of debt securities and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Multisector Bond SMA Completion Portfolio | Semiannual Report 2020	15

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 29, 2020:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)*
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	2,184
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	9,874
Total		12,058

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)*
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	13,307
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	21,634
Total		34,941

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended February 29, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(1,251)	(1,251)
Interest rate risk	(22,273)	—	(22,273)
Total	(22,273)	(1,251)	(23,524)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(11,123)	(11,123)
Interest rate risk	(11,760)	—	(11,760)
Total	(11,760)	(11,123)	(22,883)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended February 29, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	544,813
Futures contracts — short	647,024
Credit default swap contracts — sell protection	956,900

16	Multisector Bond SMA Completion Portfolio | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
*	Based on the ending quarterly outstanding amounts for the six months ended February 29, 2020.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 29, 2020:
Morgan Stanley ($)
Assets
Centrally cleared credit default swap contracts (a)	8,923
Total assets	8,923
Liabilities
Centrally cleared credit default swap contracts (a)	3,763
Total liabilities	3,763
Total financial and derivative net assets	5,160
Total collateral received (pledged) (b)	-
Net amount (c)	5,160

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Multisector Bond SMA Completion Portfolio | Semiannual Report 2020	17

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Determination of net asset value
The NAV per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of outstanding shares of that Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund does not pay a management fee to Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). However, Fund shares may only be purchased and held by or on behalf of SMAs where the Investment Manager has an agreement with the SMA program sponsor (the Program Sponsor), or directly with the SMA client, to provide investment management services to the Program Sponsor or the SMA. SMAs pay a fee directly, or indirectly through Program Sponsors, to the Investment Manager for providing investment management services to the Program Sponsor or the SMA, including on assets that may be invested in the Fund.
18	Multisector Bond SMA Completion Portfolio | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Other expenses
Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the six months ended February 29, 2020, the Fund’s annualized effective transfer agency fee rate as a percentage of average daily net assets was 0.00%.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2022, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the underlying funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.00% of the Fund’s average daily net assets.
Under the agreement governing this fee waiver and/or expense reimbursement arrangement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and
Multisector Bond SMA Completion Portfolio | Semiannual Report 2020	19

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 29, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
2,007,000	15,000	(35,000)	(20,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $394,725 and $0, respectively, for the six months ended February 29, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended February 29, 2020.
20	Multisector Bond SMA Completion Portfolio | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended February 29, 2020.
Note 9. Significant risks
Completion funds risk
Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which the Investment Manager serves as investment adviser, including funds with names, investment objectives and policies similar to the Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a differentiated investment strategy. The Fund is intended to be used as part of a broader SMA program. The performance and objectives of the Fund should be evaluated in the context of the broader SMA program. The Fund is not designed to be used as a stand-alone investment. Please contact your SMA program sponsor or financial intermediary for more information.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the
Multisector Bond SMA Completion Portfolio | Semiannual Report 2020	21

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion of such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At February 29, 2020, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its
22	Multisector Bond SMA Completion Portfolio | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Multisector Bond SMA Completion Portfolio | Semiannual Report 2020	23

 Board Consideration and Approval of ManagementAgreement
On August 7, 2019, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved, for an initial two-year term, the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Multisector Bond SMA Completion Portfolio (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Fees Committee) and Product and Distribution Committee (the Product Committee), (collectively, the Committees) and the Board met to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the Management Agreement.
In connection with their deliberations regarding the proposed Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials, as well as other materials provided by the Investment Manager in connection with the Board’s most recent annual approval of the continuation of the management agreements with respect to other series of the Trust, with representatives of the Investment Manager at the Product Committee, Fees Committee and Board meetings held on August 7, 2019.
The Committees and the Board also consulted with Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committees’ and the Board’s considerations and otherwise assisted the Committees and the Board in their deliberations.
The Committees and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the Management Agreement. The information and factors considered by the Committees and the Board in recommending for approval or approving the Management Agreement for the Fund included the following:
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2022 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	Information on the Fund’s proposed management fees and anticipated total expenses, including the absence of a management fee for the Fund;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel; and
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer.
Nature, extent and quality of services to be provided under the Management Agreement
The Committees and the Board considered the nature, extent and quality of services to be provided to the Fund by the Investment Manager and the Investment Manager’s affiliates under the Management Agreement and under separate agreements for the provision of distribution, transfer agency and shareholder services, and the resources to be dedicated to the Fund and the other Columbia Funds by the Investment Manager and the Investment Manager’s affiliates. The Committees and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel
24	Multisector Bond SMA Completion Portfolio | Semiannual Report 2020

Board Consideration and Approval of Management
Agreement  (continued)

involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committees and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committees and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to the overall strategy to be used by the Investment Manager for the Fund and related separately managed accounts. The Committees and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers.
After reviewing these and related factors, the Committees and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Management Agreement supported the approval of the Management Agreement.
Investment performance
Because the Fund had not yet commenced operations, the Committees and the Board did not have investment performance to compare to the returns of a group of comparable mutual funds. However, the Committees and the Board considered the Investment Manager’s experience managing the Columbia Strategic Income Fund, which utilizes an investment approach generally similar to the overall investment approach of the Fund and related separately managed accounts. In this regard, the Committees and the Boards considered the Investment Manager’s acknowledgement that the investment strategy of the Fund and related separately managed accounts may differ from that of Columbia Strategic Income Fund in significant respects. The Committees and the Board also noted that they had reviewed the performance of the Columbia Strategic Income Fund in connection with the Board’s most recent annual approval of the continuation of the management agreement with respect to the Columbia Strategic Income Fund at the June 12, 2019 Board meeting, including information about the performance of the Columbia Strategic Income Fund over various time periods, including performance information relative to benchmarks and information that compared the performance of the Columbia Strategic Income Fund to the performance of a group of comparable mutual funds as determined by an independent third-party data provider. Additionally, in connection with their next review and consideration of the continuation of the Management Agreement, the Fees Committee and the Board expect to consider the overall investment performance of the Fund and related separately managed accounts in relation to the annualized return for various time periods of both a group of comparable funds, as determined by the independent third-party data provider, and a benchmark, as well as relative to the performance of Columbia Strategic Income Fund.
The Committees and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committees and the Board concluded, within the context of their overall conclusions, that the performance of the Investment Manager was sufficient, in light of other considerations, to support the approval of the Management Agreement.
Investment management fee rates and other expenses
The Committees and the Board considered the absence of management fees to be charged to the Fund under the Management Agreement, as well as the total expenses expected to be incurred by the Fund. In assessing the reasonableness of the proposed fees under the Management Agreement, the Committees and the Board considered, among other information, the Fund’s proposed management fee and its expected total expense ratio as a percentage of average daily net assets. The Committees and the Board also took into account the proposed fee waiver and expense limitation arrangements that the Investment Manager would observe during the Fund’s first year.
After reviewing these and related factors, the Committees and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund supported the approval of the Management Agreement.
Multisector Bond SMA Completion Portfolio | Semiannual Report 2020	25

Board Consideration and Approval of Management
Agreement  (continued)

Costs of services to be provided and profitability
The Committees and the Board also took note of the absence of management fees and the proposed fee waiver and expense limitation arrangements, and also noted that the Committees and the Board expected to consider the costs of services and the profitability to the Investment Manager and its affiliates of their relationship with the Fund in connection with the Committees’ and the Board’s next review and consideration of the continuation of the Management Agreement. The Committees and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the expected expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. In addition, the Committees and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition.
After reviewing these and related factors, the Committees and the Board concluded, within the context of their overall conclusions, that the expected costs of services to be provided and the expected profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Management Agreement.
Economies of scale
The Committees and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Fund through breakpoints in the proposed investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources.
After reviewing these and related factors, the Committees and the Board concluded, within the context of their overall conclusions, that the absence of management fees and the proposed fee waiver and expense limitation arrangements supported the approval of the Management Agreement.
Other benefits to the Investment Manager
The Committees and the Board received and considered information regarding “fall-out” or ancillary benefits to be received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund, and the expectation that, although the Fund will not pay a management fee, the Adviser will receive fees from related separately managed accounts. The Committees and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions to be generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions generated by all funds in the Columbia funds complex had been declining over time, and may decline further. The Committees and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committees and the Board reviewed all of the above considerations in reaching their decisions to recommend for approval or approve the proposed Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement.
26	Multisector Bond SMA Completion Portfolio | Semiannual Report 2020

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Multisector Bond SMA Completion Portfolio
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investment-products/managed-accounts/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investment-products/managed-accounts/
SAR308_08_K01_(04/20)

SemiAnnual Report
February 29, 2020
Multi-Manager Total Return Bond Strategies Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Multi-Manager Total Return Bond Strategies Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Total Return Bond Strategies Fund  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of capital appreciation and current income.
Portfolio management
Loomis, Sayles & Company, L.P.
Christopher Harms
Clifton Rowe, CFA
Kurt Wagner*, CFA, CIC
Daniel Conklin, CFA
* Effective June 30, 2020, Kurt Wagner will no longer serve as a portfolio manager. Mr. Wagner is retiring from Loomis Sayles effective August 30, 2020.
PGIM, Inc.
Michael Collins, CFA
Robert Tipp, CFA
Richard Piccirillo
Gregory Peters
TCW Investment Management Company LLC
Stephen Kane, CFA
Laird Landmann
Tad Rivelle
Bryan Whalen, CFA
Voya Investment Management Co. LLC
Matthew Toms, CFA
Randall Parrish, CFA
David Goodson
Average annual total returns (%) (for the period ended February 29, 2020)
	Inception	6 Months cumulative	1 Year	5 Years	Life
Institutional Class*	01/03/17	3.67	11.87	3.51	3.42
Institutional 3 Class*	12/18/19	3.56	11.75	3.49	3.41
Bloomberg Barclays U.S. Aggregate Bond Index		3.39	11.68	3.58	3.28
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Returns shown for periods prior to the inception date of a class include the returns of the Fund’s Class A shares for the period from April 20, 2012 (the inception date of the Fund) through January 2, 2017, and for Institutional 3 Class shares, include the returns of the Fund’s Institutional Class shares for the period from January 3, 2017 through the inception date of the class. Class A shares were offered prior to the Fund’s Institutional Class shares but have since been merged into the Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at February 29, 2020)
Asset-Backed Securities — Non-Agency	10.4
Commercial Mortgage-Backed Securities - Agency	2.1
Commercial Mortgage-Backed Securities - Non-Agency	6.9
Commercial Paper	0.1
Common Stocks	0.0(a)
Corporate Bonds & Notes	27.8
Foreign Government Obligations	2.9
Inflation-Indexed Bonds	0.9
Money Market Funds	6.4
Municipal Bonds	0.4
Residential Mortgage-Backed Securities - Agency	22.2
Residential Mortgage-Backed Securities - Non-Agency	5.3
Senior Loans	0.1
Treasury Bills	0.2
U.S. Government & Agency Obligations	0.2
U.S. Treasury Obligations	14.1
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at February 29, 2020)
AAA rating	56.7
AA rating	4.1
A rating	10.0
BBB rating	19.0
BB rating	3.6
B rating	2.2
CCC rating	0.7
CC rating	0.3
C rating	0.0(a)
D rating	0.0(a)
Not rated	3.4
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Market exposure through derivatives investments (% of notional exposure) (at February 29, 2020)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	435.8	(335.8)	100.0
Total Notional Market Value of Derivative Contracts	435.8	(335.8)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.

4	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2019 — February 29, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	1,036.70	1,022.43	2.48	2.46	0.49
Institutional 3 Class	1,000.00	1,000.00	1,039.90(a)	1,022.58	0.91(a)	2.31	0.46(a)
(a) Based on operations from December 18, 2019 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	5

Portfolio of Investments
February 29, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 10.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AIG CLO Ltd.(a),(b)
Series 2019-2A Class A
3-month USD LIBOR + 1.360% Floor 1.360% 10/25/2032	3.230%	10,500,000	10,516,716
Allegany Park CLO Ltd.(a),(b)
Series 2019-1A Class A
3-month USD LIBOR + 1.330% Floor 1.330% 01/20/2033	3.500%	3,870,000	3,882,129
Allegro CLO VII Ltd.(a),(b)
Series 2018-1A Class A
3-month USD LIBOR + 1.100% Floor 1.100% 06/13/2031	2.931%	7,500,000	7,454,512
American Credit Acceptance Receivables Trust(a)
Series 2019-4 Class C
12/12/2025	2.690%	3,060,000	3,091,449
AmeriCredit Automobile Receivables Trust
Series 2017-1 Class B
02/18/2022	2.300%	566,723	567,672
Series 2017-1 Class D
01/18/2023	3.130%	1,755,000	1,793,201
Series 2019-2 Class B
07/18/2024	2.540%	6,060,000	6,155,626
Series 2019-3 Class C
07/18/2025	2.320%	1,650,000	1,676,941
Subordinated Series 2019-3 Class D
09/18/2025	2.580%	1,450,000	1,475,686
Subordinated, Series 2016-3 Class C
04/08/2022	2.240%	6,430,000	6,441,636
Subordinated, Series 2019-1 Class D
03/18/2025	3.620%	2,250,000	2,350,587
Anchorage Capital CLO 11 Ltd.(a),(b)
Series 2019-11A Class A
3-month USD LIBOR + 1.390% Floor 1.390% 07/22/2032	3.534%	11,000,000	11,028,842
Anchorage Capital CLO Ltd.(a),(b)
Series 2013-1A Class A1R
3-month USD LIBOR + 1.250% 10/13/2030	3.098%	5,250,000	5,250,572
Series 2015-6A Class AR
3-month USD LIBOR + 1.270% 07/15/2030	3.101%	11,500,000	11,501,173
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Apidos CLO XXII(a),(b),(c)
Series 2015-22A Class A1R
3-month USD LIBOR + 1.060% 04/20/2031	3.500%	6,400,000	6,394,426
Apidos CLO XXXII(a),(b)
Series 2019-32A Class A1
3-month USD LIBOR + 1.320% Floor 1.320% 01/20/2033	3.500%	3,000,000	3,010,632
Applebee’s Funding LLC/IHOP Funding LLC(a)
Series 2019-1A Class A2I
06/07/2049	4.194%	1,050,000	1,084,789
Series 2019-1A Class AII
06/07/2049	4.723%	500,000	532,832
ArrowMark Colorado Holdings(a),(b)
Series 2017-6A Class A1
3-month USD LIBOR + 1.280% 07/15/2029	3.111%	2,250,000	2,250,052
Atlas Senior Loan Fund Ltd.(a),(b)
Series 2017-8A Class A
3-month USD LIBOR + 1.300% 01/16/2030	3.143%	5,250,000	5,251,312
Atlas Senior Loan Fund V Ltd.(a),(b)
Series 2014-1A Class AR2
3-month USD LIBOR + 1.260% 07/16/2029	3.103%	13,750,000	13,750,522
Atrium XII(a),(b)
Series 2012A Class AR
3-month USD LIBOR + 0.830% 04/22/2027	2.632%	16,975,000	16,977,614
Atrium XIII(a),(b)
Series 2013A Class A1
3-month USD LIBOR + 1.180% Floor 1.180% 11/21/2030	2.986%	2,500,000	2,500,460
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2015-1A Class A
07/20/2021	2.500%	1,916,667	1,920,757
Series 2016-1A Class A
06/20/2022	2.990%	2,800,000	2,843,911
Series 2016-2A Class A
11/20/2022	2.720%	6,700,000	6,808,643
Series 2017-2A Class A
03/20/2024	2.970%	750,000	780,013
Series 2020-1A Class A
08/20/2026	2.330%	115,000	117,640
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ballyrock CLO Ltd.(a),(b)
Series 2019-2A Class A1A
3-month USD LIBOR + 1.250% Floor 1.250% 11/20/2030	3.148%	4,500,000	4,503,037
Barings CLO Ltd.(a),(b)
Series 2018-3A Class A1
3-month USD LIBOR + 0.950% 07/20/2029	2.769%	3,000,000	2,995,674
Benefit Street Partners CLO XIX Ltd.(a),(b)
Series 2019-19A Class A
3-month USD LIBOR + 1.350% Floor 1.350% 01/15/2033	3.500%	4,500,000	4,512,357
Benefit Street Partners CLO XVIII Ltd.(a),(b)
Series 2019-18A Class A
3-month USD LIBOR + 1.340% 10/15/2032	3.249%	5,500,000	5,512,232
Betony CLO 2 Ltd.(a),(b)
Series 2018-1A Class A1
3-month USD LIBOR + 1.080% 04/30/2031	2.850%	3,000,000	2,985,321
BlueMountain CLO Ltd.(a),(b)
Series 2016-2A Class A1R
3-month USD LIBOR + 1.310% Floor 1.310% 08/20/2032	3.209%	7,000,000	7,012,278
California Republic Auto Receivables Trust
Series 2017-1 Class A4
06/15/2022	2.280%	2,363,784	2,370,442
Capital Auto Receivables Asset Trust(a)
Series 2017-1 Class A3
08/20/2021	2.020%	165,323	165,400
Carbone CLO Ltd.(a),(b)
Series 2017-1A Class A1
3-month USD LIBOR + 1.140% 01/20/2031	2.959%	2,231,000	2,229,086
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-3A Class A1AR
3-month USD LIBOR + 1.100% Floor 1.100% 10/15/2030	2.931%	4,000,000	3,990,576
Series 2014-1A Class A1R2
3-month USD LIBOR + 0.970% Floor 0.970% 04/17/2031	2.806%	7,000,000	6,969,172
Series 2014-3RA Class A1A
3-month USD LIBOR + 1.050% 07/27/2031	2.844%	21,750,000	21,719,550
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carmax Auto Owner Trust
Series 2019-2 Class C
02/18/2025	3.160%	3,270,000	3,400,629
Catamaran CLO Ltd.(a),(b)
Series 2014-1A Class A1AR
3-month USD LIBOR + 1.260% 04/22/2030	3.079%	13,750,000	13,661,849
Chancelight, Inc.(a),(b)
Series 2012-2 Class A
1-month USD LIBOR + 0.730% 04/25/2039	2.357%	823,424	822,506
CIFC Funding Ltd.(a),(b)
Series 2015-1A Class ARR
3-month USD LIBOR + 1.110% Floor 1.110% 01/22/2031	2.912%	7,000,000	6,999,902
Series 2015-3A Class AR
3-month USD LIBOR + 0.870% 04/19/2029	2.689%	6,000,000	5,958,840
Series 2017-5A Class A1
3-month USD LIBOR + 1.180% 11/16/2030	3.016%	3,000,000	3,000,159
Series 2018-1A Class A
3-month USD LIBOR + 1.000% 04/18/2031	2.819%	5,000,000	4,973,235
Series 2018-2A Class A1
3-month USD LIBOR + 1.040% 04/20/2031	2.859%	12,000,000	11,957,064
Series 2019-6A Class A1
3-month USD LIBOR + 1.330% Floor 1.330% 01/16/2033	3.000%	2,900,000	2,911,307
Series 2019-6A Class A2
3-month USD LIBOR + 1.750% Floor 1.750% 01/16/2033	4.000%	2,000,000	2,005,512
CIG Auto Receivables Trust(a)
Series 2017-1A
05/15/2023	2.710%	105,650	105,852
CIT Education Loan Trust(a),(b)
Series 2007-1 Class B
3-month USD LIBOR + 0.300% Floor 0.300% 06/25/2042	2.247%	638,434	578,458
CIT Mortgage Loan Trust(a),(b)
Series 2007-1 Class 1A
1-month USD LIBOR + 1.350% Floor 1.350% 10/25/2037	2.977%	6,390,781	6,445,472

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	7

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Commonbond Student Loan Trust(a)
Series 2018-CGS Class B
02/25/2046	4.250%	684,371	721,665
CPS Auto Receivables Trust(a)
Series 2018-A Class C
12/15/2023	3.050%	625,000	628,755
Credit Acceptance Auto Loan Trust(a)
Series 2018-2A Class A
05/17/2027	3.470%	515,000	522,965
Series 2019-3A Class A
11/15/2028	2.380%	3,925,000	3,984,642
DB Master Finance LLC(a)
Series 2017-1A Class A2II
11/20/2047	4.030%	1,221,875	1,298,389
Series 2019-1A Class A23
05/20/2049	4.352%	1,191,000	1,253,254
Series 2019-1A Class A2II
05/20/2049	4.021%	645,125	687,635
Diamond Resorts Owner Trust(a)
Series 2018-1 Class A
01/21/2031	3.700%	2,302,107	2,374,199
Domino’s Pizza Master Issuer LLC(a)
Series 2017-1A Class A2II
07/25/2047	3.082%	1,075,250	1,081,970
Series 2018-1A Class A2I
07/25/2048	4.116%	1,477,500	1,554,507
Drive Auto Receivables Trust
Series 2019-3 Class B
02/15/2024	2.650%	4,010,000	4,040,591
Driven Brands Funding LLC(a)
Series 2019-1A Class A2
04/20/2049	4.641%	1,782,000	1,919,445
Dryden 33 Senior Loan Fund(a),(b)
Series 2014-33A Class AR2
3-month USD LIBOR + 1.230% Floor 1.230% 04/15/2029	3.061%	5,000,000	5,000,900
Dryden 49 Senior Loan Fund(a),(b)
Series 2017-49A Class A
3-month USD LIBOR + 1.210% 07/18/2030	3.029%	3,150,000	3,150,409
Dryden 75 CLO Ltd.(a),(b)
Series 2019-75A Class AR
3-month USD LIBOR + 1.200% Floor 1.200% 07/15/2030	3.031%	4,000,000	4,001,004
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dryden CLO Ltd.(a),(b),(c),(d),(e)
Series 2020-78A Class A
3-month USD LIBOR + 1.180% Floor 1.180% 04/17/2033	0.000%	5,000,000	5,000,000
DT Auto Owner Trust(a)
Series 2018-2A Class C
03/15/2024	3.670%	4,120,000	4,156,882
Series 2019-1A Class C
11/15/2024	3.610%	2,490,000	2,548,219
Series 2019-2A Class C
02/18/2025	3.180%	2,250,000	2,292,413
Earnest Student Loan Program LLC(a),(b)
Series 2016-D Class A1
1-month USD LIBOR + 1.400% Floor 1.400% 01/25/2041	3.027%	147,599	147,638
Education Loan Asset-Backed Trust I(a),(b)
Series 2013-1 Class A2
1-month USD LIBOR + 0.800% Floor 0.800% 04/26/2032	2.427%	4,650,000	4,611,257
Educational Funding of the South, Inc.(b)
Series 2011-1 Class A2
3-month USD LIBOR + 0.650% Floor 0.650% 04/25/2035	2.444%	1,751,374	1,740,147
EFS Volunteer No. 2 LLC(a),(b)
Series 2012-1 Class A2
1-month USD LIBOR + 1.350% Floor 1.350% 03/25/2036	2.977%	2,512,056	2,537,761
Elevation CLO Ltd.(a),(b)
Series 2014-2A Class A1R
3-month USD LIBOR + 1.230% 10/15/2029	3.061%	13,000,000	12,983,256
Series 2017-7A Class A
3-month USD LIBOR + 1.220% 07/15/2030	3.051%	4,750,000	4,739,179
ELFI Graduate Loan Program LLC(a)
Series 2019-A Class A
03/25/2044	2.540%	2,678,440	2,710,611
Series 2019-A Class B
03/25/2044	2.940%	1,200,000	1,223,207
Ellington CLO II Ltd.(a),(b)
Series 2017-2A Class A
3-month USD LIBOR + 1.700% Floor 1.700% 02/15/2029	3.392%	20,000,000	19,742,960

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Exeter Automobile Receivables Trust(a)
Series 2018-1A Class B
04/15/2022	2.750%	123,639	123,677
Series 2018-2A Class B
05/16/2022	3.270%	1,388,435	1,390,160
Series 2019-2A Class B
05/15/2023	3.060%	695,000	703,522
Series 2020-1A Class B
04/15/2024	2.260%	1,190,000	1,201,068
First Investors Auto Owner Trust(a)
Series 2017-1A Class A2
03/15/2022	2.200%	168,891	168,916
Flagship Credit Auto Trust(a)
Subordinated Series 2020-1 Class B
02/17/2025	2.050%	1,445,000	1,454,136
Subordinated, Series 2016-2
09/15/2022	3.840%	752,110	753,547
Subordinated, Series 2018-2 Class B
05/15/2023	3.560%	3,869,000	3,938,431
Subordinated, Series 2018-4 Class B
10/16/2023	3.880%	1,600,000	1,644,042
Ford Credit Auto Owner Trust(a)
Series 2015-2 Class A
01/15/2027	2.440%	2,655,000	2,664,266
Series 2017-2 Class A
03/15/2029	2.360%	7,075,000	7,253,285
Series 2018-1 Class A
07/15/2031	3.190%	7,110,000	7,594,224
Ford Credit Floorplan Master Owner Trust
Series 2018-4 Class A
11/15/2030	4.060%	7,600,000	8,734,606
Galaxy XV CLO Ltd.(a),(b)
Series 2013-15A Class AR
3-month USD LIBOR + 1.200% 10/15/2030	3.031%	2,225,000	2,225,053
Global SC Finance II SRL(a)
Series 2014-1A Class A2
07/17/2029	3.090%	1,693,792	1,723,624
GLS Auto Receivables Issuer Trust(a)
Series 2019-2A Class A
04/17/2023	3.060%	1,849,159	1,864,223
Subordinated Series 2019-4A Class B
09/16/2024	2.780%	1,890,000	1,912,003
Subordinated, Series 2018-3A Class B
08/15/2023	3.780%	3,705,000	3,760,945
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Goal Capital Funding Trust(b)
Series 2006-1 Class B
3-month USD LIBOR + 0.450% Floor 0.450% 08/25/2042	2.129%	823,902	760,333
Greenwood Park CLO Ltd.(a),(b)
Series 2018-1A Class A2
3-month USD LIBOR + 1.010% 04/15/2031	2.841%	15,000,000	14,927,220
Henderson Receivables LLC(a)
Series 2013-3A Class A
01/17/2073	4.080%	1,969,539	2,220,054
Series 2014-2A Class A
01/17/2073	3.610%	2,454,397	2,677,891
Hertz Vehicle Financing II LP(a)
Series 2015-3A Class A
09/25/2021	2.670%	1,390,000	1,397,249
Series 2016-2A Class A
03/25/2022	2.950%	6,270,000	6,354,886
Higher Education Funding I(a),(b)
Series 2014-1 Class A
3-month USD LIBOR + 1.050% Floor 1.050% 05/25/2034	2.729%	3,533,340	3,549,267
ICG US CLO Ltd.(a),(b)
Series 2017-2A Class A1
3-month USD LIBOR + 1.280% 10/23/2029	3.086%	1,000,000	998,530
JG Wentworth XLIII LLC(a)
Series 2019-1A Class A
08/17/2071	3.820%	1,250,949	1,391,765
Kayne CLO 7 Ltd.(a),(b),(c)
Series 2020-7A Class A1
3-month USD LIBOR + 1.200% Floor 1.200% 04/17/2033	3.000%	5,000,000	4,995,000
Kayne CLO Ltd.(a),(b)
Series 2019-6A Class A1
3-month USD LIBOR + 1.380% Floor 1.380% 01/20/2033	3.500%	2,500,000	2,508,200
Series 2019-6A Class A2
3-month USD LIBOR + 1.850% Floor 1.850% 01/20/2033	3.601%	1,500,000	1,504,856
KKR CLO Ltd.(a),(b)
Series 2018 Class A
3-month USD LIBOR + 1.270% 07/18/2030	3.089%	9,000,000	9,000,774

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	9

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
KVK CLO Ltd.(a),(b)
Series 2018-1A Class A
3-month USD LIBOR + 0.930% 05/20/2029	2.625%	17,000,000	16,968,040
LCM XIII LP(a),(b)
Series 2013A Class ARR
3-month USD LIBOR + 1.140% 07/19/2027	3.106%	5,500,000	5,500,401
LCM XXIV Ltd.(a),(b)
Series 2024A Class A
3-month USD LIBOR + 1.310% Floor 1.310% 03/20/2030	3.129%	4,750,000	4,752,926
LCM XXV Ltd.(a),(b)
Series 2025A Class A
3-month USD LIBOR + 1.210% 07/20/2030	3.029%	1,643,000	1,643,143
Lendmark Funding Trust(a)
Series 2018-1A Class A
12/21/2026	3.810%	7,200,000	7,356,655
Series 2019-1A Class A
12/20/2027	3.000%	4,000,000	4,052,389
Series 2019-2A Class A
04/20/2028	2.780%	2,000,000	2,040,134
Madison Park Funding XIX Ltd.(a),(b)
Series 2015-19A Class B1R
3-month USD LIBOR + 2.300% Floor 2.300% 01/22/2028	4.102%	3,000,000	3,001,269
Madison Park Funding XIX Ltd.(a),(b),(c)
Series 2015-19A Class B1R2
3-month USD LIBOR + 1.850% Floor 1.850% 01/22/2028	3.000%	3,000,000	2,994,000
Madison Park Funding XXI Ltd.(a),(b)
Series 2019-21A Class A1AR
3-month USD LIBOR + 1.350% Floor 1.350% 10/15/2032	3.181%	7,000,000	7,023,646
Magnetite VII Ltd.(a),(b)
Series 2012-7A Class A1R2
3-month USD LIBOR + 0.800% 01/15/2028	2.631%	710,000	707,200
Magnetite XVII Ltd.(a),(b)
Series 2016-17A Class AR
3-month USD LIBOR + 1.100% 07/20/2031	2.919%	1,050,000	1,049,009
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mariner CLO 5 Ltd.(a),(b)
Series 2018-5A Class A
3-month USD LIBOR + 1.110% Floor 1.110% 04/25/2031	2.904%	5,500,000	5,495,220
Mariner Finance Issuance Trust(a)
Series 2019-AA Class A
07/20/2032	2.960%	1,300,000	1,317,993
Marlette Funding Trust(a)
Series 2019-3A Class B
09/17/2029	3.070%	2,050,000	2,082,895
Subordinated Series 2018-4A Class C
12/15/2028	4.910%	1,000,000	1,037,462
Subordinated, Series 2017-3A Class C
12/15/2024	4.010%	5,000,000	5,043,032
Massachusetts Educational Financing Authority
Series 2018-A Class A
05/25/2033	3.850%	4,068,314	4,228,924
Merlin Aviation Holdings DAC(a)
Series 2016-1 Class A
12/15/2032	4.500%	748,929	762,127
MidOcean Credit CLO VIII(a),(b)
Series 2018-8A Class A1
3-month USD LIBOR + 1.150% 02/20/2031	2.845%	8,000,000	7,999,960
Series 2018-8A Class B
3-month USD LIBOR + 1.650% 02/20/2031	3.345%	6,600,000	6,530,245
MidOcean Credit CLO X(a),(b)
Series 2019-10A Class A1
3-month USD LIBOR + 1.390% Floor 1.390% 10/23/2032	3.196%	19,000,000	19,036,670
Mid-State Capital Corp. Trust(a)
Series 2006-1 Class A
10/15/2040	5.787%	984,587	1,100,972
Mid-State Trust VII
Series 7 Class A (AMBAC)
12/15/2036	6.340%	1,020,131	1,082,276
Mill City Solar Loan Ltd.(a)
Series 2019-1A Class A
03/20/2043	4.340%	1,847,584	1,996,390
Series 2019-2GS Class A
07/20/2043	3.690%	1,965,237	2,069,114
Mosaic Solar Loan Trust(a)
Series 2019-1A Class A
12/21/2043	4.370%	2,100,151	2,256,535
Subordinated, Series 2018-2GS Class B
02/22/2044	4.740%	2,456,353	2,572,682

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mosaic Solar Loans LLC(a)
Series 2017-2A Class A
06/22/2043	3.820%	1,092,684	1,150,652
Mountain View CLO LLC(a),(b)
Series 2017-2A Class A
3-month USD LIBOR + 1.210% 01/16/2031	3.053%	6,500,000	6,483,542
Navient Private Education Refi Loan Trust(a)
Series 2020-BA Class A2
01/15/2069	2.120%	2,280,000	2,278,404
Navient Student Loan Trust(b)
Series 2014-2 Class A
1-month USD LIBOR + 0.640% Floor 0.640% 03/25/2083	2.267%	5,202,422	5,129,702
Series 2014-3 Class A
1-month USD LIBOR + 0.620% Floor 0.620% 03/25/2083	2.247%	5,471,315	5,364,661
Series 2014-4 Class A
1-month USD LIBOR + 0.620% Floor 0.620% 03/25/2083	2.247%	2,414,646	2,355,408
Navient Student Loan Trust(a),(b)
Series 2017-1A Class A3
1-month USD LIBOR + 1.150% 07/26/2066	2.777%	3,530,000	3,548,908
Series 2017-3A Class A3
1-month USD LIBOR + 1.050% 07/26/2066	2.677%	13,281,000	13,281,525
Nelnet Student Loan Trust(a),(b)
Series 2014-4A Class A2
1-month USD LIBOR + 0.950% Floor 0.950% 11/25/2048	2.577%	4,210,000	4,128,307
Series 2019-4A Class A
1-month USD LIBOR + 0.870% Floor 0.870% 09/26/2067	2.497%	5,237,150	5,239,935
Neuberger Berman CLO XVII Ltd.(a),(b)
Series 2014-17A Class CR2
3-month USD LIBOR + 2.000% Floor 2.000% 04/22/2029	3.500%	2,000,000	1,995,998
Neuberger Berman CLO XVI-S Ltd.(a),(b)
Series 2017-16SA Class A
3-month USD LIBOR + 0.850% 01/15/2028	2.681%	7,000,000	7,001,106
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Neuberger Berman Loan Advisers CLO 33 Ltd.(a),(b)
Series 2019-33A Class C
3-month USD LIBOR + 2.450% 10/16/2032	4.590%	2,000,000	2,004,588
NextGear Floorplan Master Owner Trust(a)
Series 2017-1A Class A2
04/18/2022	2.540%	2,990,000	2,992,490
Series 2017-2A Class A2
10/17/2022	2.560%	595,000	598,694
Series 2018-1A Class A2
02/15/2023	3.220%	2,230,000	2,267,189
OCP CLO Ltd.(a),(b)
Series 2017-13A Class A1A
3-month USD LIBOR + 1.260% 07/15/2030	3.091%	4,500,000	4,500,787
Octagon Investment Partners 25 Ltd.(a),(b)
Series 2015-1A Class AR
3-month USD LIBOR + 0.800% Floor 0.800% 10/20/2026	2.619%	5,000,000	4,991,390
Octagon Investment Partners 30 Ltd.(a),(b)
Series 2017-1A Class A1
3-month USD LIBOR + 1.320% 03/17/2030	3.139%	5,550,000	5,558,131
Octagon Investment Partners 45 Ltd.(a),(b)
Series 2019-1A Class A
3-month USD LIBOR + 1.330% Floor 1.330% 10/15/2032	3.159%	6,000,000	6,010,434
OHA Loan Funding Ltd.(a),(b)
Subordinated Series 2019-1A Class A1R2
3-month USD LIBOR + 1.340% Floor 1.340% 11/15/2032	3.032%	4,500,000	4,511,434
OneMain Direct Auto Receivables Trust(a)
Series 2019-1A Class A
09/14/2027	3.630%	6,900,000	7,423,771
Subordinated, Series 2017-2A Class D
10/15/2024	3.420%	1,200,000	1,207,428
Subordinated, Series 2018-1A Class B
04/14/2025	3.710%	11,400,000	11,765,321
Subordinated, Series 2019-1A Class B
11/14/2028	3.950%	1,500,000	1,581,546
OneMain Financial Issuance Trust(a)
Series 2018-1A Class A
03/14/2029	3.300%	13,075,000	13,354,264
Subordinated, Series 2017-1A Class B
09/14/2032	2.790%	1,000,000	1,013,088
Subordinated, Series 2017-1A Class C
09/14/2032	3.350%	800,000	810,366

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	11

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A
3-month USD LIBOR + 1.250% 10/22/2030	3.052%	14,000,000	14,002,310
Palmer Square CLO Ltd.(a),(b)
Series 2014-1A Class A1R2
3-month USD LIBOR + 1.130% Floor 1.130% 01/17/2031	2.966%	8,000,000	8,000,976
Palmer Square Ltd.(a),(b)
Series 2015-2A Class A1R2
3-month USD LIBOR + 1.100% 07/20/2030	3.500%	1,250,000	1,250,220
Park Avenue Institutional Advisers CLO Ltd.(a),(b)
Series 2017-1A Class A1
3-month USD LIBOR + 1.220% 11/14/2029	2.924%	6,000,000	6,000,588
Planet Fitness Master Issuer LLC(a)
Series 2018-1A Class A2II
09/05/2048	4.666%	3,979,625	4,250,836
Primose Funding LLC(a)
Series 2019-1A Class A2
07/30/2049	4.475%	1,496,250	1,582,614
Santander Drive Auto Receivables Trust
Series 2019-3 Class C
10/15/2025	2.490%	850,000	863,445
Subordinated, Series 2018-2 Class D
02/15/2024	3.880%	2,060,000	2,128,890
Subordinated, Series 2018-5 Class C
12/16/2024	3.810%	4,660,000	4,742,824
Subordinated, Series 2019-2 Class C
10/15/2024	2.900%	3,320,000	3,388,633
Subordinated, Series 2019-2 Class D
07/15/2025	3.220%	1,750,000	1,809,883
Subordinated, Series 2019-3 Class D
10/15/2025	2.680%	2,200,000	2,244,010
Santander Retail Auto Lease Trust(a)
Series 2019-A Class B
05/22/2023	3.010%	1,500,000	1,532,591
SCF Equipment Leasing LLC(a)
Series 2018-1A Class A2
10/20/2024	3.630%	3,671,427	3,694,715
Scholar Funding Trust(a),(b)
Series 2011-A Class A
3-month USD LIBOR + 0.900% Floor 0.900% 10/28/2043	2.695%	554,759	550,832
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Shackleton VII CLO Ltd.(a),(b)
Series 2015-7RA Class A1
3-month USD LIBOR + 1.170% 07/15/2031	3.001%	10,250,000	10,217,077
Shackleton VR CLO Ltd.(a),(b)
Series 2014-5RA Class A
3-month USD LIBOR + 1.100% 05/07/2031	2.842%	11,000,000	10,931,459
Sierra Receivables Funding Co., LLC(a)
Series 2017-1A Class A
03/20/2034	2.910%	431,468	439,667
S-Jets Ltd.(a)
Series 2017-1 Class A
08/15/2042	3.970%	1,870,698	1,925,482
SLM Student Loan Trust(a),(b)
Series 2004-3 Class A6A
3-month USD LIBOR + 0.550% Floor 0.550% 10/25/2064	2.344%	5,064,126	4,996,353
SLM Student Loan Trust(b)
Series 2008-2 Class A3
3-month USD LIBOR + 0.750% 04/25/2023	2.544%	3,748,911	3,614,987
Series 2008-2 Class B
3-month USD LIBOR + 1.200% Floor 1.200% 01/25/2083	2.994%	1,165,000	1,068,030
Series 2008-3 Class B
3-month USD LIBOR + 1.200% Floor 1.200% 04/26/2083	2.994%	1,165,000	1,078,555
Series 2008-4 Class B
3-month USD LIBOR + 1.850% Floor 1.850% 04/25/2073	3.644%	1,165,000	1,146,487
Series 2008-5 Class B
3-month USD LIBOR + 1.850% Floor 1.850% 07/25/2073	3.644%	4,060,000	4,022,443
Series 2008-6 Class A4
3-month USD LIBOR + 1.100% 07/25/2023	2.894%	5,487,263	5,432,140
Series 2008-6 Class B
3-month USD LIBOR + 1.850% Floor 1.850% 07/26/2083	3.644%	1,165,000	1,136,852
Series 2008-7 Class B
3-month USD LIBOR + 1.850% Floor 1.850% 07/26/2083	3.644%	1,165,000	1,141,845

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2008-8 Class B
3-month USD LIBOR + 2.250% Floor 2.250% 10/25/2075	4.044%	1,165,000	1,154,153
Series 2008-9 Class B
3-month USD LIBOR + 2.250% Floor 2.250% 10/25/2083	4.044%	1,165,000	1,166,985
Series 2011-1 Class A2
1-month USD LIBOR + 1.150% Floor 1.150% 10/25/2034	2.777%	3,285,000	3,308,823
Series 2012-2 Class A
1-month USD LIBOR + 0.700% Floor 0.700% 01/25/2029	2.327%	6,175,196	6,034,650
Series 2012-7 Class A3
1-month USD LIBOR + 0.650% Floor 0.650% 05/26/2026	2.277%	3,013,636	2,911,414
SoFi Consumer Loan Program LLC(a)
Series 2017-3 Class B
05/25/2026	3.850%	2,800,000	2,880,089
SoFi Consumer Loan Program Trust(a)
Series 2018-2 Class A2
04/26/2027	3.350%	8,470,599	8,539,866
Series 2019-4 Class C
08/25/2028	2.840%	1,200,000	1,223,751
Series 2019-4 Class D
08/25/2028	3.480%	350,000	357,110
Subordinated, Series 2019-1 Class D
02/25/2028	4.420%	4,000,000	4,194,948
Subordinated, Series 2019-2 Class D
04/25/2028	4.200%	3,000,000	3,130,146
SoFi Professional Loan Program LLC(a)
Series 2016-B Class A2B
10/25/2032	2.740%	1,162,234	1,176,800
Series 2016-C Class A2B
12/27/2032	2.360%	789,515	798,879
Series 2017-A Class A2B
03/26/2040	2.400%	618,160	624,970
Series 2017-D Class A2FX
09/25/2040	2.650%	1,284,092	1,309,800
Series 2017-E Class A2B
11/26/2040	2.720%	205,000	209,188
Series 2018-A Class A2B
02/25/2042	2.950%	335,000	344,667
Series 2019-A Class BFX
06/15/2048	4.110%	2,500,000	2,800,639
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019-C Class BFX
11/16/2048	3.050%	1,500,000	1,550,479
Subordinated, Series 2018-B Class BFX
08/25/2047	3.830%	2,700,000	2,874,295
Subordinated, Series 2019-B Class BFX
08/17/2048	3.730%	2,500,000	2,710,408
SoFi Professional Loan Program LLC(a),(b)
Series 2016-D Class A1
1-month USD LIBOR + 0.950% 01/25/2039	2.577%	161,269	162,114
SoFi Professional Loan Program Trust(a)
Subordinated Series 2020-B Class BFX
05/15/2046	2.730%	2,200,000	2,199,582
Sonic Capital LLC(a)
Series 2020-1A Class A2I
01/20/2050	3.845%	1,900,000	1,958,152
Sound Point CLO II Ltd.(a),(b)
Series 2013-1A Class A1R
3-month USD LIBOR + 1.070% Floor 1.070% 01/26/2031	2.864%	6,000,000	5,956,338
Sound Point CLO XVI Ltd.(a),(b)
Series 2017-2A Class A
3-month USD LIBOR + 1.280% 07/25/2030	3.074%	6,250,000	6,235,587
Sound Point CLO XXV Ltd.(a),(b)
Series 2019-4A Class A1A
3-month USD LIBOR + 1.400% Floor 1.400% 01/15/2033	3.231%	1,490,000	1,492,704
Springleaf Funding Trust(a)
Series 2016-AA Class A
11/15/2029	2.900%	1,371,691	1,373,405
Series 2017-AA Class A
07/15/2030	2.680%	4,500,000	4,527,047
Subordinated, Series 2017-AA Class B
07/15/2030	3.100%	600,000	612,121
Sunrun Athena Issuer LLC(a)
Series 2018-1 Class A
04/30/2049	5.310%	1,927,993	2,196,051
Sunrun Callisto Issuer LLC(a)
Series 2019-1A Class A
06/30/2054	3.980%	1,836,795	1,942,536
Synchrony Credit Card Master Note Trust
Series 2017-2 Class A
10/15/2025	2.620%	5,400,000	5,565,355

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	13

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TCW CLO Ltd.(a),(b)
Series 2019-2A Class A1A
3-month USD LIBOR + 1.340% Cap 1.340% 10/20/2032	3.239%	8,000,000	8,017,912
Telos CLO Ltd.(a),(b)
Series 2013-4A Class AR
3-month USD LIBOR + 1.240% 01/17/2030	3.076%	13,000,000	12,932,517
Tesla Auto Lease Trust(a)
Series 2018-B Class C
10/20/2021	4.360%	1,800,000	1,853,412
THL Credit Wind River CLO Ltd.(b)
Series 2016-1A Class CR
3-month USD LIBOR + 2.100% 07/15/2028	3.931%	3,350,000	3,324,188
TIAA CLO I Ltd.(a),(b)
Series 2016-1A Class AR
3-month USD LIBOR + 1.200% 07/20/2031	3.019%	6,750,000	6,718,565
TICP CLO I Ltd.(a),(b)
Series 2015-1A Class BR
3-month USD LIBOR + 1.300% 07/20/2027	3.119%	10,000,000	9,950,360
TICP CLO IX Ltd.(a),(b)
Series 2017-9A Class A
3-month USD LIBOR + 1.140% 01/20/2031	2.959%	10,000,000	10,000,010
Trinitas CLO VII Ltd.(a),(b)
Series 2017-7A Class B
3-month USD LIBOR + 1.600% 01/25/2031	3.394%	9,000,000	8,885,601
Voya CLO Ltd.(a),(b)
Series 2013-1A Class A1AR
3-month USD LIBOR + 1.210% 10/15/2030	3.041%	7,500,000	7,500,960
Series 2016-1A Class A1R
3-month USD LIBOR + 1.070% Floor 1.007% 01/20/2031	2.889%	10,000,000	9,983,230
Wachovia Student Loan Trust(a),(b)
Series 2006-1 Class A6
3-month USD LIBOR + 0.170% Floor 0.170% 04/25/2040	1.964%	8,078,576	7,741,900
Wellfleet CLO Ltd.(a),(b)
Series 2018-1A Class SUB
3-month USD LIBOR + 1.100% Floor 1.100% 07/17/2031	2.936%	17,000,000	16,921,052
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wendy’s Funding LLC(a)
Series 2018-1A Class A2II
03/15/2048	3.884%	980,000	1,036,722
Series 2019-1A Class A2I
06/15/2049	3.783%	3,432,750	3,659,743
Westlake Automobile Receivables Trust(a)
Series 2019-1A Class B
10/17/2022	3.260%	4,525,000	4,582,907
Subordinated Series 2019-3A Class B
10/15/2024	2.410%	1,395,000	1,405,320
Subordinated, Series 2019-2A Class B
07/15/2024	2.620%	6,300,000	6,357,377
World Financial Network Credit Card Master Trust
Series 2015-B Class A
06/17/2024	2.550%	5,030,000	5,054,533
York CLO-4 Ltd.(a),(b),(c)
Series 2016-2A Class A1R
3-month USD LIBOR + 1.090% 04/20/2032	3.500%	7,500,000	7,492,500
York CLO-6 Ltd.(a),(b)
Series 2019-1A Class A1
3-month USD LIBOR + 1.350% 07/22/2032	3.516%	7,000,000	7,012,523
Zais CLO 7 Ltd.(a),(b)
Series 2017-2A Class A
3-month USD LIBOR + 1.290% 04/15/2030	3.121%	4,000,000	3,969,044
Zais CLO 8 Ltd.(a),(b)
Series 2018-1A Class A
3-month USD LIBOR + 0.950% 04/15/2029	2.781%	5,500,000	5,447,629
Zais CLO 9 Ltd.(a),(b)
Series 2018-2A Class A
3-month USD LIBOR + 1.200% 07/20/2031	3.019%	13,000,000	12,880,192
Total Asset-Backed Securities — Non-Agency (Cost $1,053,854,763)			1,062,942,239

Commercial Mortgage-Backed Securities - Agency 2.2%

Federal Home Loan Mortgage Corp.
01/01/2027	3.275%	2,905,156	3,184,672
08/01/2031	3.513%	2,737,473	3,065,617
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(f),(g)
CMO Series K028 Class X1
02/25/2023	0.272%	118,706,704	811,420
CMO Series K055 Class X1
03/25/2026	1.364%	2,127,518	152,143
CMO Series K057 Class X1
07/25/2026	1.190%	2,497,304	162,243

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series K059 Class X1
09/25/2026	0.314%	7,326,423	133,718
CMO Series K060 Class X1
10/25/2026	0.075%	26,551,106	156,827
CMO Series K152 Class X1
01/25/2031	0.957%	4,245,665	348,067
CMO Series K718 Class X1
01/25/2022	0.605%	21,497,141	191,458
Series K069 Class X1
09/25/2027	0.365%	38,713,524	1,021,391
Series K091 Class X1
03/25/2029	0.559%	39,967,322	1,883,324
Series K095 Class X1
06/25/2029	0.949%	53,253,762	4,105,082
Series K728 Class X1
08/25/2024	0.414%	288,143,925	4,561,607
Series K729 Class X1
10/25/2024	0.364%	181,624,578	2,613,360
Series K735 Class X1
05/25/2026	0.965%	13,592,509	730,529
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series K056 Class A2
05/25/2026	2.525%	6,137,000	6,519,271
Series K074 Class A2
01/25/2028	3.600%	8,660,000	9,861,895
Series K155 Class A3
04/25/2033	3.750%	6,935,000	8,267,128
Series KJ18 Class A1
03/25/2022	2.455%	384,234	386,721
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(f)
Series K157 Class A3
08/25/2033	3.990%	6,145,000	7,544,543
Series K158 Class A3
10/25/2033	3.900%	4,385,000	5,317,327
Federal National Mortgage Association
04/01/2027	3.320%	3,771,000	4,184,512
03/01/2028	3.690%	4,077,704	4,599,512
05/01/2028	2.780%	2,090,463	2,262,100
05/01/2028	3.010%	3,041,999	3,303,982
09/01/2028	3.500%	2,215,000	2,491,589
02/01/2029	4.140%	6,373,871	7,551,222
06/01/2029	3.210%	10,500,000	11,772,414
09/01/2029	3.180%	14,365,000	16,108,193
11/01/2029	3.100%	7,940,000	8,849,911
12/01/2029	3.090%	2,945,228	3,273,673
02/01/2030	3.370%	11,819,579	13,417,478
06/01/2030	3.710%	6,650,000	7,754,515
11/01/2030	3.820%	9,109,000	10,761,542
11/01/2031	3.400%	1,500,000	1,672,072
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
10/01/2032	3.180%	5,967,982	6,758,507
01/01/2037	3.610%	4,405,332	5,071,743
11/01/2037	3.210%	7,078,905	7,966,172
Federal National Mortgage Association(f)
Series 2013-M6 Class 1AC
02/25/2043	3.510%	4,489,868	4,973,282
Government National Mortgage Association(f),(g)
CMO Series 2011-38 Class IO
04/16/2053	0.142%	7,014,634	154,514
CMO Series 2013-162 Class IO
09/16/2046	0.605%	63,230,575	1,534,246
CMO Series 2014-134 Class IA
01/16/2055	0.549%	22,458,028	428,942
CMO Series 2015-101 Class IO
03/16/2052	0.821%	15,022,236	748,965
CMO Series 2015-114
03/15/2057	0.887%	3,909,950	205,513
CMO Series 2015-120 Class IO
03/16/2057	0.822%	15,775,975	803,466
CMO Series 2015-125 Class IB
01/16/2055	1.286%	58,336,066	3,075,361
CMO Series 2015-125 Class IO
07/16/2055	0.753%	42,412,924	1,738,866
CMO Series 2015-146 Class IC
07/16/2055	0.839%	36,590,095	1,586,239
CMO Series 2015-171 Class IO
11/16/2055	0.867%	9,920,661	517,866
CMO Series 2015-174 Class IO
11/16/2055	0.936%	51,152,041	2,522,133
CMO Series 2015-21 Class IO
07/16/2056	0.916%	12,163,001	628,906
CMO Series 2015-29 Class EI
09/16/2049	0.760%	25,278,110	1,142,823
CMO Series 2015-41 Class IO
09/16/2056	0.592%	5,125,797	206,735
CMO Series 2015-6 Class IO
02/16/2051	0.704%	12,276,211	520,562
CMO Series 2015-70 Class IO
12/16/2049	1.020%	18,663,372	1,067,618
CMO Series 2016-39 Class IO
01/16/2056	0.829%	6,947,041	365,239
Series 2014-101 Class IO
04/16/2056	0.811%	44,829,152	2,037,628
Series 2016-152 Class IO
08/15/2058	0.876%	20,364,008	1,408,937
Series 2017-168 Class IO
12/16/2059	0.658%	33,773,048	1,945,942

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	15

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018-110 Class IA
11/16/2059	0.736%	49,893,241	2,865,319
Series 2018-2 Class IO
12/16/2059	0.750%	15,838,525	1,027,417
Government National Mortgage Association(b)
CMO Series 2013-H08 Class FA
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 10.550% 03/20/2063	2.084%	525,318	524,193
Government National Mortgage Association(f)
Series 2003-88 Class Z
03/16/2046	5.432%	157,026	167,109
Total Commercial Mortgage-Backed Securities - Agency (Cost $197,998,175)			211,015,301

Commercial Mortgage-Backed Securities - Non-Agency 7.2%

1211 Avenue of the Americas Trust(a)
Series 2015-1211 Class A1A2
08/10/2035	3.901%	2,130,000	2,369,998
Banc of America Merrill Lynch Commercial Mortgage, Inc.(f),(g)
Series 2019-BN18 Class XA
05/15/2062	0.905%	60,443,702	4,323,659
BANK(f),(g)
Series 2017-BNK8 Class XA
11/15/2050	0.742%	32,434,674	1,596,561
BANK(a)
Subordinated, Series 2017-BNK6 Class D
07/15/2060	3.100%	2,380,000	2,246,651
BBCMS Mortgage Trust(a)
Series 2013-TYSN Class A2
09/05/2032	3.756%	2,000,000	2,010,377
Subordinated, Series 2016-ETC Class A
08/14/2036	2.937%	13,500,000	14,093,441
Subordinated, Series 2016-ETC Class B
08/14/2036	3.189%	900,000	931,266
Subordinated, Series 2016-ETC Class C
08/14/2036	3.391%	770,000	796,714
BBCMS Mortgage Trust(a),(f)
Series 2016-ETC Class D
08/14/2036	3.609%	2,790,000	2,881,458
BBCMS Mortgage Trust(f),(g)
Series 2018-C2 Class XA
12/15/2051	0.771%	61,812,134	3,634,683
BB-UBS Trust(a)
Series 2012-TFT Class A
06/05/2030	2.892%	6,260,000	6,264,786
Benchmark Mortgage Trust
Series 2018-B2 Class A4
02/15/2051	3.615%	16,000,000	17,880,731
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Benchmark Mortgage Trust(f),(g)
Series 2019-B10 Class XA
03/15/2062	1.232%	30,054,355	2,724,689
Benchmark Mortgage Trust(f)
Subordinated, Series 2018-B8 Class C
01/15/2052	4.874%	3,000,000	3,454,651
BX Commercial Mortgage Trust(a),(b)
Series 2019-XL Class G
1-month USD LIBOR + 2.300% Floor 2.300% 10/15/2036	3.959%	7,012,640	7,027,797
Series 2019-XL Class J
1-month USD LIBOR + 2.650% Floor 2.650% 10/15/2036	4.309%	7,012,640	7,056,600
Series 2020-BXLP Class E
1-month USD LIBOR + 1.600% Floor 1.600% 12/15/2029	3.350%	1,500,000	1,507,080
Series 2020-BXLP Class F
1-month USD LIBOR + 2.000% Floor 2.000% 12/15/2029	3.750%	2,800,000	2,799,994
Series 2020-BXLP Class G
1-month USD LIBOR + 2.500% Floor 2.500% 12/15/2029	4.250%	5,510,000	5,510,009
BX Trust(a),(b)
Series 2019-CALM Class E
1-month USD LIBOR + 2.000% Floor 2.000% 11/25/2032	3.750%	3,500,000	3,495,629
BX Trust(a)
Series 2019-OC11 Class A
12/09/2041	3.202%	1,115,000	1,230,318
Series 2019-OC11 Class E
12/09/2041	4.076%	2,890,000	3,076,114
BXP Trust(a),(f)
Subordinated, Series 2017-GM Class D
06/13/2039	3.425%	2,500,000	2,663,850
CALI Mortgage Trust(a)
Series 2019-101C Class A
03/10/2039	3.957%	2,380,000	2,765,173
Cantor Commercial Real Estate Lending
Series 2019-CF2 Class A5
11/15/2052	2.874%	2,100,000	2,252,781
Series 2019-CF3 Class A3
01/15/2053	2.752%	16,100,000	17,133,754

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cantor Commercial Real Estate Lending(f),(g)
Series 2019-CF2 Class XA
11/15/2052	1.375%	47,177,395	4,377,760
CD Mortgage Trust
Series 2016-CD1 Class A3
08/10/2049	2.459%	17,000,000	17,708,149
Series 2017-CD6 Class A3
11/13/2050	3.104%	10,000,000	10,589,235
Series 2017-CD6 Class A4
11/13/2050	3.190%	20,000,000	21,828,758
CD Mortgage Trust(f),(g)
Series 2019-CD8 Class XA
08/15/2057	1.413%	69,407,814	7,968,683
CFCRE Commercial Mortgage Trust
Series 2016-C4 Class A4
05/10/2058	3.283%	5,900,000	6,352,592
CFCRE Commercial Mortgage Trust(f),(g)
Series 2016-C4 Class XA
05/10/2058	1.704%	62,760,354	5,248,699
CGDB Commercial Mortgage Trust(a),(b)
Series 2019-MOB Class E
1-month USD LIBOR + 2.000% Floor 2.000% 11/15/2036	3.659%	3,790,000	3,789,992
Citigroup Commercial Mortgage Trust
Series 2015-GC35 Class A3
11/10/2048	3.549%	10,000,000	10,935,720
Series 2019-C7 Class A4
12/15/2072	3.102%	3,985,000	4,362,596
Series 2019-GC43 Class A3
11/10/2052	2.782%	10,000,000	10,662,953
Series 2019-GC43 Class A4
11/10/2052	3.038%	2,050,000	2,234,390
Citigroup Commercial Mortgage Trust(a),(c),(d),(e)
Series 2020-555 Class A
12/10/2041	2.647%	14,926,000	15,372,496
Citigroup Commercial Mortgage Trust(a)
Subordinated, Series 2016-C2 Class E
08/10/2049	4.594%	2,420,000	2,209,328
Citigroup Commercial Mortgage Trust(f)
Subordinated, Series 2016-P5 Class C
10/10/2049	4.319%	2,610,000	2,845,572
Citigroup Commercial Mortgage Trust(a),(f)
Subordinated, Series 2018-C6 Class D
11/10/2051	5.236%	1,240,000	1,379,290
CityLine Commercial Mortgage Trust(a),(f)
Subordinated, Series 2016-CLNE Class B
11/10/2031	2.778%	3,600,000	3,688,506
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated, Series 2016-CLNE Class C
11/10/2031	2.778%	1,350,000	1,373,585
COMM Mortgage Trust(a)
Series 2013-CR7 Class AM
03/10/2046	3.314%	4,250,000	4,441,243
Series 2020-CBM Class F
11/13/2039	3.632%	3,590,000	3,541,353
COMM Mortgage Trust
Series 2013-CR8 Class A4
06/10/2046	3.334%	1,436,463	1,514,390
COMM Mortgage Trust(a),(f)
Subordinated Series 2013-CR10 Class E
08/10/2046	4.789%	1,220,000	1,264,550
Subordinated Series 2013-CR7 Class D
03/10/2046	4.366%	8,575,000	8,240,382
Commercial Mortgage Pass-Through Certificates(a)
Series 2012-LTRT Class A2
10/05/2030	3.400%	3,793,000	3,897,792
Commercial Mortgage Trust
Series 2013-CR13 Class A3
11/12/2046	3.928%	2,651,784	2,863,224
Series 2014-UBS2 Class A5
03/10/2047	3.961%	1,165,000	1,260,783
Series 2014-UBS4 Class A5
08/10/2047	3.694%	5,000,000	5,387,365
Series 2014-UBS6 Class A4
12/10/2047	3.378%	3,605,000	3,858,611
Series 2015-CR26 Class A4
10/10/2048	3.630%	1,600,000	1,758,454
Series 2015-DC1 Class A5
02/10/2048	3.350%	18,924,000	20,385,120
Series 2015-LC19 Class A4
02/10/2048	3.183%	835,000	894,779
Series 2015-PC1 Class A5
07/10/2050	3.902%	2,755,000	3,057,116
Series 2016-COR1 Class A3
10/10/2049	2.826%	8,500,000	9,014,149
Series 2016-DC2 Class A5
02/10/2049	3.765%	4,832,000	5,371,483
Commercial Mortgage Trust(f)
Series 2013-CR9 Class A4
07/10/2045	4.221%	2,427,625	2,621,938
Commercial Mortgage Trust(a),(f)
Series 2016-667M Class C
10/10/2036	3.179%	6,770,000	7,094,757
Commercial Mortgage Trust(a)
Series 2016-787S Class A
02/10/2036	3.545%	2,115,000	2,319,132

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	17

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CoreVest American Finance Trust(a)
Series 2017-1 Class A
10/15/2049	2.968%	1,594,444	1,629,465
Credit Suisse Mortgage Capital Certificates(a),(b)
Series 2019-ICE4 Class F
1-month USD LIBOR + 2.650% Floor 2.650% 05/15/2036	4.309%	3,530,000	3,538,843
Credit Suisse Mortgage Capital Trust(a)
Series 2014-USA Class A2
09/15/2037	3.953%	13,780,000	15,075,539
CSAIL Commercial Mortgage Trust(f)
Series 2017-CX9 Class A5
09/15/2050	3.446%	3,270,000	3,611,742
Subordinated, Series 2017-C8 Class C
06/15/2050	4.314%	3,960,000	4,333,554
CSAIL Commercial Mortgage Trust
Series 2018-CX11 Class A5
04/15/2051	4.033%	5,940,000	6,809,571
Series 2019-C18 Class A4
12/15/2052	2.968%	3,345,000	3,594,146
DBGS Mortgage Trust(a),(b)
Series 2018-BIOD Class E
1-month USD LIBOR + 1.700% Floor 1.700% 05/15/2035	3.359%	2,784,417	2,783,576
Series 2018-BIOD Class F
1-month USD LIBOR + 2.000% Floor 2.000% 05/15/2035	3.659%	10,952,040	10,962,476
DBJPM Mortgage Trust(a)
Series 2016-SFC Class A
08/10/2036	2.833%	3,000,000	3,154,243
DBUBS Mortgage Trust(a)
Series 2017-BRBK Class A
10/10/2034	3.452%	2,800,000	3,040,477
DBUBS Mortgage Trust(a),(b)
Subordinated Series 2011-LC2A Class F
1-month USD LIBOR + 3.650% Floor 3.650%, Cap 4.000% 07/10/2044	4.000%	3,300,000	3,273,542
DBUBS Mortgage Trust(a),(f)
Subordinated, Series 2011-LC2A Class E
07/10/2044	5.530%	1,900,000	1,956,307
DBWF Mortgage Trust(a),(f)
Series 2016-85T Class D
12/10/2036	3.808%	2,000,000	2,119,619
Series 2016-85T Class E
12/10/2036	3.808%	2,000,000	2,055,657
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Fontainebleau Miami Beach Trust(a)
Series 2019-FBLU Class F
12/10/2036	4.095%	2,890,000	2,954,481
GS Mortgage Securities Trust
Series 2016-GS2 Class A3
05/10/2049	2.791%	4,500,000	4,743,392
Series 2017-GS7 Class A3
08/10/2050	3.167%	10,000,000	10,897,691
Series 2017-GS8 Class A3
11/10/2050	3.205%	20,000,000	21,688,964
Series 2019-GC38 Class A4
02/10/2052	3.968%	1,780,000	2,064,742
Series 2019-GSA1 Class A4
11/10/2052	3.048%	3,240,000	3,508,919
Series 2020-GC45 Class A5
02/13/2053	2.911%	1,810,000	1,953,113
GS Mortgage Securities Trust(a),(f)
Subordinated, Series 2019-GC40 Class DBD
07/10/2052	3.550%	4,090,000	4,192,565
Subordinated, Series 2019-GC40 Class DBE
07/10/2052	3.550%	3,132,000	3,139,567
Hudson Yards Mortgage Trust(a)
Series 2019-30HY Class A
07/10/2039	3.228%	2,160,000	2,385,343
Hudsons Bay Simon JV Trust(a)
Series 2015-HB10 Class A10
08/05/2034	4.155%	1,820,000	1,945,619
Series 2015-HB7 Class A7
08/05/2034	3.914%	2,520,000	2,599,269
IMT Trust(a)
Series 2017-APTS Class AFX
06/15/2034	3.478%	5,410,000	5,762,491
Irvine Core Office Trust(a)
Series 2013-IRV Class A1
05/15/2048	2.068%	912,752	916,698
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14 Class A4
08/15/2046	4.133%	3,430,000	3,709,082
Series 2014-C26 Class A3
01/15/2048	3.231%	342,490	366,304
JPMBB Commercial Mortgage Securities Trust(a),(f)
Series 2013-C17 Class F
01/15/2047	3.867%	1,840,000	1,655,396
JPMBB Commercial Mortgage Securities Trust(a)
Subordinated, Series 2014-C26 Class E
01/15/2048	4.000%	2,480,000	2,199,352

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMCC Commercial Mortgage Securities Trust
Series 2019-COR4 Class A5
03/10/2052	4.029%	3,870,000	4,482,140
JPMDB Commercial Mortgage Securities Trust
Series 2016-C4 Class A2
12/15/2049	2.882%	8,500,000	9,111,504
Series 2019-COR6 Class A4
11/13/2052	3.057%	6,110,000	6,647,374
Subordinated Series 2019-COR6 Class A3
11/13/2052	2.795%	7,500,000	7,906,018
JPMDB Commercial Mortgage Securities Trust(f)
Subordinated, Series 2016-C4 Class C
12/15/2049	3.090%	1,436,000	1,460,022
JPMorgan Chase Commercial Mortgage Securities Trust(a),(f)
Series 2011-C5 Class E
08/15/2046	4.000%	1,611,000	1,595,219
Series 2016-NINE Class A
09/06/2038	2.949%	3,235,000	3,460,175
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-C13 Class A4
01/15/2046	3.991%	3,962,004	4,259,493
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2019-OSB Class A
06/05/2039	3.397%	2,110,000	2,365,276
JPMorgan Chase Commercial Mortgage Securities Trust(f)
Subordinated, Series 2014-C20 Class B
07/15/2047	4.399%	2,000,000	2,161,532
Ladder Capital Commercial Mortgage(a)
Series 2017-LC26 Class A4
07/12/2050	3.551%	4,500,000	4,932,460
LSTAR Commercial Mortgage Trust(a),(f)
Series 2015-3 Class D
04/20/2048	3.149%	2,000,000	1,990,911
LSTAR Commercial Mortgage Trust(a)
Series 2017-5 Class A4
03/10/2050	3.390%	800,000	843,393
MKT Mortgage Trust(a)
Series 2020-525M Class A
02/12/2040	2.694%	2,850,000	3,038,314
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C12 Class A4
10/15/2046	4.259%	1,885,000	2,051,941
Series 2015-C21 Class A3
03/15/2048	3.077%	502,394	533,260
Series 2016-C29 Class ASB
05/15/2049	3.140%	1,000,000	1,052,337
Morgan Stanley Bank of America Merrill Lynch Trust(a),(f)
Subordinated, Series 2013-C13 Class E
11/15/2046	4.907%	1,000,000	1,034,204
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated, Series 2014-C14 Class D
02/15/2047	4.934%	2,890,600	3,068,584
Morgan Stanley Bank of America Merrill Lynch Trust(a)
Subordinated, Series 2014-C18 Class D
10/15/2047	3.389%	5,670,000	5,607,336
Morgan Stanley Bank of America Merrill Lynch Trust(f)
Subordinated, Series 2017-C34 Class C
11/15/2052	4.185%	2,840,000	3,101,472
Morgan Stanley Capital I Trust
Series 2016-UB11 Class A3
08/15/2049	2.531%	8,500,000	8,940,643
Series 2019-H6 Class A4
06/15/2052	3.417%	2,324,000	2,590,580
Morgan Stanley Capital I Trust(a),(f)
Subordinated, Series 2016-BNK2 Class E
11/15/2049	3.905%	1,870,000	1,610,023
Morgan Stanley Capital I Trust(f)
Subordinated, Series 2017-HR2 Class C
12/15/2050	4.226%	2,750,000	3,037,943
MRCD Mortgage Trust(a)
Series 2019-PARK Class E
12/15/2036	2.718%	1,850,000	1,817,824
Series 2019-PARK Class F
12/15/2036	2.718%	3,470,000	3,334,907
Natixis Commercial Mortgage Securities Trust(a)
Series 2020-2PAC Class A
01/15/2025	2.966%	2,300,000	2,429,217
Prima Capital CRE Securitization Ltd.(a)
Series 2019-RK1 Class BD
04/15/2038	3.500%	5,180,000	5,245,290
Series 2019-RK1 Class DD
04/15/2038	3.500%	240,000	236,609
Subordinated, Series 2019-RK1 Class CD
04/15/2038	3.500%	4,040,000	4,035,841
RBS Commercial Funding, Inc., Trust(a),(f)
Series 2013-GSP Class A
01/15/2032	3.834%	2,420,000	2,601,267
SG Commercial Mortgage Securities Trust
Series 2016-C5 Class A4
10/10/2048	3.055%	5,120,000	5,465,322
SG Commercial Mortgage Securities Trust(a),(c),(e),(f)
Series 2020-COVE Class E
03/15/2037	3.852%	6,680,000	6,813,319
Starwood Retail Property Trust(a),(b)
Series 2014-STAR Class A
1-month USD LIBOR + 1.220% Floor 1.220% 11/15/2027	3.129%	2,461,743	2,449,150

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	19

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
UBS Commercial Mortgage Trust
Series 2018-C10 Class A3
05/15/2051	4.048%	5,500,000	6,358,228
Series 2018-C8 Class A3
02/15/2051	3.720%	27,000,000	30,413,151
Series 2019-C17 Class A4
10/15/2052	2.921%	2,190,000	2,353,870
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4 Class A5
12/10/2045	2.850%	2,583,582	2,667,712
Series 2013-C5 Class A4
03/10/2046	3.185%	2,740,000	2,855,844
Series 2013-C6 Class A4
04/10/2046	3.244%	1,935,000	2,025,006
UBS-Barclays Commercial Mortgage Trust(a),(f)
Series 2012-C4 Class E
12/10/2045	4.476%	2,270,000	2,127,271
Subordinated Series 2012-C4 Class D
12/10/2045	4.476%	1,330,000	1,358,834
Subordinated, Series 2013-C5 Class C
03/10/2046	4.089%	5,000,000	5,191,196
Wells Fargo Commercial Mortgage Trust
Series 2015-LC20 Class A4
04/15/2050	2.925%	1,965,000	2,070,307
Series 2018-C44 Class A5
05/15/2051	4.212%	2,700,000	3,136,223
Series 2018-C45 Class A3
06/15/2051	3.920%	20,000,000	22,882,508
Wells Fargo Commercial Mortgage Trust(a),(b)
Subordinated, Series 2018-BXI Class F
1-month USD LIBOR + 2.457% Floor 2.457% 12/15/2036	4.116%	5,061,675	5,091,301
WF-RBS Commercial Mortgage Trust
Series 2013-C18 Class A2
12/15/2046	3.027%	8,973	9,001
Series 2014-C24 Class A3
11/15/2047	3.428%	793,614	816,310
WF-RBS Commercial Mortgage Trust(a),(f)
Subordinated, Series 2014-LC14 Class D
03/15/2047	4.586%	4,350,000	4,361,752
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $666,686,351)			703,094,848

Commercial Paper 0.1%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Automotive 0.1%
Ford Motor Credit Co. LLC(a)
10/08/2020	2.350%	6,000,000	5,915,106
Total Commercial Paper (Cost $5,885,300)			5,915,106

Common Stocks 0.0%
Issuer	Shares	Value ($)
Energy 0.0%
Oil, Gas & Consumable Fuels 0.0%
Prairie Provident Resources, Inc.(e),(h)	1,728	43
Total Energy		43
Total Common Stocks (Cost $7,496)		43

Corporate Bonds & Notes 29.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.2%
Airbus Finance BV(a)
04/17/2023	2.700%	1,548,000	1,610,839
Boeing Co. (The)
08/01/2059	3.950%	3,500,000	3,883,643
Bombardier, Inc.(a)
12/01/2021	8.750%	130,000	137,815
12/01/2024	7.500%	2,850,000	2,874,834
03/15/2025	7.500%	3,275,000	3,236,933
04/15/2027	7.875%	2,575,000	2,555,640
Embraer Netherlands Finance BV
06/15/2025	5.050%	780,000	851,840
Northrop Grumman Corp.
10/15/2047	4.030%	435,000	519,567
Textron, Inc.
03/01/2024	4.300%	690,000	751,664
03/01/2025	3.875%	300,000	325,238
TransDigm, Inc.
05/15/2025	6.500%	175,000	180,868
Total			16,928,881
Agencies 0.0%
Israel Government AID Bond(i)
03/15/2022	0.000%	1,645,000	1,597,209
11/15/2025	0.000%	1,600,000	1,467,850
Total			3,065,059

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.3%
American Airlines Pass-Through Trust
01/15/2023	4.950%	490,688	518,000
Series 2015-2 Class B
09/22/2023	4.400%	2,282,291	2,387,455
Series 2016-1 Class B
01/15/2024	5.250%	41,759	44,941
Series 2016-2 Class AA
06/15/2028	3.200%	948,495	1,005,759
Series 2016-3 Class B
10/15/2025	3.750%	411,617	423,705
Series 2017-1 Class B
02/15/2025	4.950%	260,354	277,859
Series 2019-1 Class B
02/15/2028	3.850%	243,368	253,171
Continental Airlines Pass-Through Trust
04/19/2022	5.983%	2,501,465	2,636,362
10/29/2024	4.000%	1,748,523	1,869,408
Delta Air Lines Pass-Through Trust
01/02/2023	6.718%	2,209,495	2,336,190
Delta Air Lines, Inc.
04/19/2023	3.800%	1,750,000	1,837,621
10/28/2024	2.900%	5,565,000	5,668,983
10/28/2029	3.750%	610,000	615,668
JetBlue Pass-Through Trust
05/15/2032	2.750%	890,000	931,387
Southwest Airlines Co.
11/16/2027	3.450%	213,000	231,150
U.S. Airways Pass-Through Trust
10/01/2024	5.900%	468,017	524,252
06/03/2025	4.625%	2,611,187	2,852,984
United Airlines, Inc. Pass-Through Trust
09/03/2022	4.625%	490,022	508,212
Series 2016-1 Class AA
07/07/2028	3.100%	6,215,482	6,542,109
Series 2016-1 Class B
01/07/2026	3.650%	158,282	164,296
Series 2016-2 Class B
04/07/2027	3.650%	277,616	286,431
Total			31,915,943
Apartment REIT 0.0%
ERP Operating LP
02/15/2030	2.500%	624,000	643,416
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Essex Portfolio LP
05/01/2023	3.250%	514,000	539,072
01/15/2030	3.000%	1,235,000	1,309,271
03/15/2032	2.650%	1,580,000	1,622,042
Total			4,113,801
Automotive 1.5%
Adient Global Holdings Ltd.(a)
08/15/2026	4.875%	2,700,000	2,327,486
American Axle & Manufacturing, Inc.
03/15/2026	6.250%	2,250,000	2,167,458
04/01/2027	6.500%	900,000	864,736
American Honda Finance Corp.
10/10/2023	3.625%	2,375,000	2,560,849
09/10/2024	2.150%	1,250,000	1,277,424
01/08/2027	2.350%	5,300,000	5,464,125
BMW US Capital LLC(a),(b)
3-month USD LIBOR + 0.410% 04/12/2021	2.258%	1,030,000	1,033,276
BMW US Capital LLC(a)
04/12/2021	3.100%	1,370,000	1,396,470
04/12/2023	3.450%	1,623,000	1,708,423
Cooper-Standard Automotive, Inc.(a)
11/15/2026	5.625%	2,225,000	1,985,565
Daimler Finance North America LLC(a)
03/02/2020	2.250%	1,500,000	1,500,013
05/04/2020	3.100%	2,135,000	2,140,537
02/12/2021	2.300%	1,126,000	1,130,510
05/04/2021	3.350%	3,555,000	3,628,454
Daimler Finance North America LLC(a),(b)
3-month USD LIBOR + 0.900% 02/15/2022	2.592%	2,000,000	2,019,304
Dana Financing Luxembourg Sarl(a)
06/01/2026	6.500%	10,000	10,544
Dana Holding Corp.
12/15/2024	5.500%	790,000	798,006
Delphi Technologies PLC(a)
10/01/2025	5.000%	126,000	138,016
Ford Motor Co.
02/01/2029	6.375%	740,000	779,298
01/15/2043	4.750%	1,250,000	1,082,687
12/08/2046	5.291%	500,000	457,866
Ford Motor Credit Co. LLC
06/12/2020	2.425%	4,535,000	4,542,605
11/02/2020	2.343%	6,990,000	6,998,512
02/01/2021	5.750%	2,435,000	2,502,935
03/18/2021	3.336%	745,000	751,592
08/02/2021	5.875%	2,505,000	2,615,851
10/12/2021	3.813%	1,605,000	1,633,771
01/07/2022	5.596%	5,035,000	5,294,139
01/09/2022	3.219%	675,000	680,013

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	21

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
03/28/2022	3.339%	503,000	508,118
08/03/2022	2.979%	5,095,000	5,106,277
11/01/2022	3.350%	6,065,000	6,132,465
01/09/2024	3.810%	2,585,000	2,620,488
09/08/2024	3.664%	894,000	890,770
01/09/2027	4.271%	4,195,000	4,140,912
Ford Motor Credit Co. LLC(b)
3-month USD LIBOR + 0.880% 10/12/2021	2.728%	3,610,000	3,574,767
3-month USD LIBOR + 1.270% 03/28/2022	3.231%	1,000,000	990,297
3-month USD LIBOR + 1.080% 08/03/2022	2.843%	880,000	856,386
General Motors Co.
04/01/2025	4.000%	1,060,000	1,125,240
10/02/2043	6.250%	1,925,000	2,157,634
General Motors Financial Co., Inc.
07/13/2020	3.200%	1,200,000	1,201,200
04/09/2021	3.550%	7,235,000	7,352,642
07/06/2021	3.200%	1,950,000	1,981,677
09/25/2021	4.375%	2,730,000	2,828,112
11/06/2021	4.200%	820,000	847,388
04/10/2022	3.450%	570,000	584,697
06/30/2022	3.150%	995,000	1,015,985
07/08/2022	3.550%	1,000,000	1,035,379
02/26/2025	2.900%	3,190,000	3,226,245
03/01/2026	5.250%	2,345,000	2,621,782
General Motors Financial Co., Inc.(b)
3-month USD LIBOR + 0.850% 04/09/2021	2.728%	3,690,000	3,699,738
Harley-Davidson Financial Services, Inc.(a)
02/04/2022	4.050%	535,000	558,291
02/15/2023	3.350%	3,935,000	4,101,743
Hyundai Capital America(a)
03/19/2020	2.600%	680,000	680,107
09/18/2020	2.750%	1,411,000	1,419,457
02/10/2023	2.375%	690,000	698,738
11/02/2026	3.500%	4,755,000	5,014,476
02/10/2027	3.000%	2,935,000	2,983,770
IHO Verwaltungs GmbH(a),(j)
09/15/2026	4.750%	2,925,000	2,845,560
Lear Corp.
05/15/2049	5.250%	4,495,000	4,726,666
Magna International, Inc.
06/15/2024	3.625%	1,100,000	1,191,566
Toyota Motor Credit Corp.
04/13/2021	2.950%	1,107,000	1,126,891
02/13/2030	2.150%	4,450,000	4,508,280
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Volkswagen Group of America Finance LLC(a)
05/22/2020	2.400%	640,000	641,096
11/13/2020	3.875%	2,125,000	2,158,612
11/12/2021	4.000%	2,965,000	3,079,942
Total			149,723,859
Banking 7.7%
American Express Co.
08/03/2023	3.700%	1,195,000	1,279,172
ANZ New Zealand International Ltd.(a)
02/13/2023	1.900%	6,235,000	6,315,572
02/13/2030	2.550%	1,570,000	1,613,931
Banco Bradesco SA(a)
01/27/2025	3.200%	1,150,000	1,147,125
Banco de Bogota SA(a)
Subordinated
05/12/2026	6.250%	1,050,000	1,176,283
Banco Santander SA(a)
11/09/2022	4.125%	150,000	156,406
Banco Santander SA
02/23/2023	3.125%	800,000	829,483
04/12/2023	3.848%	2,000,000	2,119,333
Banco Santander SA(b)
3-month USD LIBOR + 1.120% 04/12/2023	2.968%	1,400,000	1,410,933
Bancolombia SA
01/29/2025	3.000%	1,075,000	1,076,659
Bank of America Corp.
10/19/2020	2.625%	1,600,000	1,611,421
01/11/2023	3.300%	2,000,000	2,100,603
01/22/2024	4.125%	3,000,000	3,274,219
Subordinated
01/22/2025	4.000%	795,000	866,677
04/21/2025	3.950%	2,500,000	2,724,603
03/03/2026	4.450%	2,000,000	2,254,160
Bank of America Corp.(k)
07/21/2021	2.369%	2,470,000	2,477,888
12/20/2023	3.004%	1,294,000	1,340,894
03/05/2024	3.550%	6,318,000	6,658,249
03/15/2025	3.458%	2,000,000	2,129,829
02/13/2026	2.015%	6,815,000	6,863,051
03/05/2029	3.970%	724,000	815,254
04/23/2040	4.078%	2,365,000	2,809,938
03/15/2050	4.330%	4,062,000	5,176,062
Junior Subordinated
12/31/2049	6.100%	5,000,000	5,543,800
Bank of Ireland Group PLC(a)
11/25/2023	4.500%	3,780,000	4,091,771
Bank of Montreal
08/27/2021	1.900%	5,400,000	5,438,202

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bank of Montreal(k)
Subordinated
12/15/2032	3.803%	1,068,000	1,165,091
Bank of New York Mellon Corp. (The)
01/29/2023	2.950%	995,000	1,034,494
08/16/2023	2.200%	3,185,000	3,264,670
Bank of New Zealand(a)
02/21/2025	2.000%	9,140,000	9,274,197
Bank of Nova Scotia (The)
04/20/2021	3.125%	2,016,000	2,059,976
02/03/2025	2.200%	7,460,000	7,620,876
Subordinated
12/16/2025	4.500%	1,500,000	1,695,264
Banque Federative du Credit Mutuel SA(a)
07/20/2023	3.750%	3,185,000	3,397,759
11/21/2024	2.375%	5,255,000	5,407,079
Barclays PLC
01/10/2023	3.684%	4,045,000	4,175,095
03/16/2025	3.650%	270,000	287,198
01/10/2047	4.950%	1,350,000	1,679,928
Subordinated
05/09/2028	4.836%	995,000	1,096,982
Barclays PLC(k)
02/15/2023	4.610%	4,955,000	5,207,973
05/07/2025	3.932%	3,347,000	3,561,352
05/16/2029	4.972%	600,000	693,217
BB&T Corp.
06/20/2022	3.050%	6,825,000	7,056,132
08/01/2024	2.500%	2,450,000	2,528,453
BNP Paribas SA(a)
03/01/2023	3.500%	895,000	939,811
01/09/2025	3.375%	1,235,000	1,312,473
08/14/2028	4.400%	345,000	392,562
BNP Paribas SA(a),(k)
11/19/2025	2.819%	10,100,000	10,452,863
01/13/2031	3.052%	5,680,000	5,840,249
BPCE SA(a)
01/11/2028	3.250%	460,000	493,408
10/01/2029	2.700%	2,350,000	2,441,279
Subordinated
10/22/2023	5.700%	545,000	610,726
07/11/2024	4.625%	4,200,000	4,585,939
07/21/2024	5.150%	3,578,000	3,963,873
Canadian Imperial Bank of Commerce(k)
07/22/2023	2.606%	2,317,000	2,363,922
Canadian Imperial Bank of Commerce
04/02/2024	3.100%	283,000	298,664
01/28/2025	2.250%	3,235,000	3,293,426
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Capital One Financial Corp.
05/12/2020	2.500%	1,915,000	1,916,339
04/30/2021	3.450%	10,575,000	10,786,616
03/09/2027	3.750%	1,145,000	1,251,241
Capital One NA
07/23/2021	2.950%	1,050,000	1,070,113
09/06/2022	2.150%	1,705,000	1,729,414
Citibank NA
05/01/2020	3.050%	4,800,000	4,805,091
07/23/2021	3.400%	995,000	1,018,266
Citibank NA(k)
05/20/2022	2.844%	4,700,000	4,768,185
Citigroup, Inc.
08/09/2020	5.375%	5,000,000	5,082,230
03/30/2021	2.700%	4,340,000	4,390,316
05/01/2026	3.400%	1,300,000	1,408,390
Subordinated
06/10/2025	4.400%	4,250,000	4,723,211
09/13/2025	5.500%	1,500,000	1,760,563
05/18/2046	4.750%	2,910,000	3,668,184
Citigroup, Inc.(k)
01/24/2023	3.142%	4,155,000	4,271,157
07/24/2023	2.876%	4,564,000	4,689,374
01/29/2031	2.666%	5,550,000	5,701,196
12/31/2049	4.700%	10,225,000	10,110,291
12/31/2049	5.000%	1,100,000	1,126,335
Comerica Bank
07/23/2024	2.500%	3,995,000	4,151,138
Comerica, Inc.
07/31/2023	3.700%	2,250,000	2,409,940
Subordinated
07/22/2026	3.800%	900,000	996,300
Commonwealth Bank of Australia(a)
Subordinated
09/12/2039	3.743%	435,000	469,191
Cooperatieve Rabobank UA
01/10/2023	2.750%	4,580,000	4,754,688
12/01/2023	4.625%	600,000	654,493
Subordinated
11/09/2022	3.950%	424,000	447,950
08/04/2025	4.375%	1,506,000	1,667,181
Credit Agricole SA(a)
07/01/2021	2.375%	817,000	826,847
04/24/2023	3.750%	5,105,000	5,421,173
Credit Suisse AG(a)
Subordinated
08/08/2023	6.500%	1,030,000	1,152,346
Credit Suisse Group AG(a),(k)
12/14/2023	2.997%	6,707,000	6,923,253
01/12/2029	3.869%	638,000	697,463

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	23

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse Group Funding Guernsey Ltd.
06/09/2023	3.800%	4,890,000	5,191,430
Danske Bank A/S(a)
03/02/2020	2.200%	1,845,000	1,845,000
01/12/2022	5.000%	2,000,000	2,116,377
09/12/2023	3.875%	3,995,000	4,244,193
Danske Bank A/S(a),(k)
12/20/2025	3.244%	380,000	398,297
Deutsche Bank AG
01/22/2021	3.150%	2,705,000	2,730,386
05/12/2021	3.375%	1,988,000	2,018,742
02/14/2022	5.000%	6,300,000	6,617,989
Deutsche Bank AG(k)
11/26/2025	3.961%	2,920,000	3,076,082
Discover Bank
08/08/2023	4.200%	4,000,000	4,312,939
03/13/2026	4.250%	789,000	876,466
Discover Financial Services
04/27/2022	5.200%	2,697,000	2,907,131
11/21/2022	3.850%	1,000,000	1,061,701
DNB Bank ASA(a)
12/02/2022	2.150%	6,235,000	6,344,394
Federation des Caisses Desjardins du Quebec(a)
02/10/2025	2.050%	1,205,000	1,216,058
Fifth Third Bancorp
06/15/2022	2.600%	1,595,000	1,635,856
Global Bank Corp.(a)
10/20/2021	4.500%	400,000	410,463
Goldman Sachs Group, Inc. (The)
06/15/2020	6.000%	2,030,000	2,053,846
01/24/2022	5.750%	3,800,000	4,098,745
01/23/2025	3.500%	4,375,000	4,695,723
01/26/2027	3.850%	2,855,000	3,132,721
02/07/2030	2.600%	6,390,000	6,479,318
Subordinated
10/21/2025	4.250%	3,644,000	3,988,249
05/22/2045	5.150%	2,410,000	3,121,145
Goldman Sachs Group, Inc. (The)(k)
10/31/2022	2.876%	3,005,000	3,065,649
09/29/2025	3.272%	3,985,000	4,222,661
04/23/2029	3.814%	2,795,000	3,085,687
Goldman Sachs Group, Inc. (The)(b)
3-month USD LIBOR + 0.750% 02/23/2023	2.433%	2,152,000	2,167,111
HSBC Holdings PLC(b)
3-month USD LIBOR + 0.600% 05/18/2021	2.292%	4,415,000	4,420,397
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HSBC Holdings PLC(k)
03/11/2025	3.803%	1,140,000	1,217,151
03/13/2028	4.041%	1,150,000	1,258,371
05/22/2030	3.973%	1,243,000	1,357,293
Junior Subordinated
12/31/2049	6.000%	877,000	911,945
Subordinated
11/07/2025	2.633%	550,000	561,856
HSBC Holdings PLC
03/08/2026	4.300%	2,500,000	2,779,785
ING Groep NV
04/09/2024	3.550%	1,512,000	1,617,316
Itau Unibanco Holding SA(a)
01/24/2025	3.250%	650,000	647,785
JPMorgan Chase & Co.
10/15/2020	4.250%	2,000,000	2,033,415
01/24/2022	4.500%	1,000,000	1,053,922
07/15/2025	3.900%	4,000,000	4,408,193
06/15/2026	3.200%	2,405,000	2,586,388
10/01/2026	2.950%	1,180,000	1,251,399
Subordinated
05/01/2023	3.375%	1,000,000	1,050,444
09/10/2024	3.875%	8,940,000	9,736,928
JPMorgan Chase & Co.(k)
06/18/2022	3.514%	8,090,000	8,298,652
04/01/2023	3.207%	4,190,000	4,337,689
04/23/2024	3.559%	8,541,000	9,059,257
07/23/2024	3.797%	675,000	721,866
01/23/2029	3.509%	13,570,000	14,847,631
04/23/2029	4.005%	3,180,000	3,601,794
12/05/2029	4.452%	1,127,000	1,316,682
05/06/2030	3.702%	973,000	1,085,646
10/15/2030	2.739%	210,000	218,604
11/15/2048	3.964%	2,475,000	3,000,632
01/23/2049	3.897%	1,500,000	1,779,180
12/31/2049	4.000%	3,250,000	3,067,419
12/31/2049	4.600%	3,958,000	3,960,076
12/31/2049	5.000%	2,572,000	2,619,320
Junior Subordinated
12/31/2049	5.300%	5,905,000	5,927,400
12/31/2049	6.100%	5,000,000	5,412,711
JPMorgan Chase Bank NA(k)
04/26/2021	3.086%	2,750,000	2,756,522
KeyCorp.
04/06/2027	2.250%	6,360,000	6,426,991
Lloyds Bank PLC
08/14/2022	2.250%	2,185,000	2,220,936
Lloyds Banking Group PLC(k)
03/17/2023	2.858%	3,370,000	3,442,747
11/07/2023	2.907%	4,473,000	4,592,800
02/05/2026	2.438%	695,000	705,218

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lloyds Banking Group PLC
08/16/2023	4.050%	6,195,000	6,646,876
03/12/2024	3.900%	2,600,000	2,796,690
03/22/2028	4.375%	1,975,000	2,242,221
Subordinated
11/04/2024	4.500%	5,560,000	6,026,879
Mitsubishi UFJ Financial Group, Inc.
07/26/2023	3.761%	2,968,000	3,178,172
02/25/2025	2.193%	13,010,000	13,147,053
09/13/2026	2.757%	255,000	267,027
02/25/2030	2.559%	2,000,000	2,018,697
07/18/2039	3.751%	505,000	587,939
Mizuho Financial Group, Inc.(k)
09/11/2024	3.922%	2,668,000	2,855,394
Mizuho Financial Group, Inc.(a)
04/12/2026	3.477%	225,000	244,227
Morgan Stanley(b)
SOFR + 0.700% 01/20/2023	2.700%	4,225,000	4,231,427
Junior Subordinated
3-month USD LIBOR + 3.610% 12/31/2049	5.441%	5,000,000	5,009,728
Morgan Stanley
10/23/2024	3.700%	5,500,000	5,977,999
07/23/2025	4.000%	1,725,000	1,914,011
01/27/2026	3.875%	3,665,000	4,041,392
Subordinated
11/24/2025	5.000%	4,950,000	5,721,397
Morgan Stanley(k)
07/22/2028	3.591%	7,245,000	7,958,006
01/24/2029	3.772%	4,315,000	4,786,451
01/23/2030	4.431%	2,885,000	3,352,716
04/22/2039	4.457%	310,000	380,479
National Australia Bank Ltd.
11/04/2021	3.700%	5,655,000	5,878,237
National Australia Bank Ltd.(a),(k)
Subordinated
08/02/2034	3.933%	925,000	1,002,835
Nationwide Building Society(a)
01/27/2023	2.000%	611,000	618,726
Nationwide Building Society(a),(k)
04/26/2023	3.622%	1,540,000	1,600,194
03/08/2024	3.766%	1,000,000	1,056,644
08/01/2024	4.363%	4,595,000	4,928,825
07/18/2030	3.960%	870,000	961,294
NatWest Markets PLC(a)
09/29/2022	3.625%	6,225,000	6,511,272
Northern Trust Corp.(k)
Junior Subordinated
05/08/2032	3.375%	2,005,000	2,123,311
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PNC Bank NA
04/29/2021	2.150%	2,050,000	2,068,670
PNC Financial Services Group, Inc. (The)
07/23/2026	2.600%	3,010,000	3,169,047
Royal Bank of Canada
10/05/2023	3.700%	2,698,000	2,900,595
11/01/2024	2.250%	1,568,000	1,609,493
Royal Bank of Scotland Group PLC
09/12/2023	3.875%	3,000,000	3,185,205
Santander Holdings USA, Inc.
06/07/2024	3.500%	2,650,000	2,787,119
10/05/2026	3.244%	3,920,000	4,065,482
Santander UK Group Holdings PLC
08/05/2021	2.875%	3,675,000	3,733,924
Santander UK Group Holdings PLC(a)
Subordinated
09/15/2025	4.750%	4,777,000	5,290,015
Santander UK PLC
01/05/2021	2.500%	1,790,000	1,805,083
06/01/2021	3.400%	507,000	518,745
06/18/2024	2.875%	4,250,000	4,433,347
Santander UK PLC(b)
3-month USD LIBOR + 0.620% 06/01/2021	2.200%	3,415,000	3,431,621
Societe Generale SA(a)
03/28/2024	3.875%	5,055,000	5,427,515
01/22/2025	2.625%	3,710,000	3,784,132
01/22/2030	3.000%	1,520,000	1,547,981
Standard Chartered PLC(a),(k)
05/21/2025	3.785%	3,340,000	3,543,734
01/30/2026	2.819%	6,140,000	6,271,452
State Street Corp.
01/24/2030	2.400%	2,735,000	2,817,911
State Street Corp.(k)
11/01/2034	3.031%	746,000	797,455
Sumitomo Mitsui Financial Group, Inc.
10/19/2021	2.442%	515,000	522,679
07/12/2022	2.784%	1,720,000	1,769,596
09/27/2024	2.448%	745,000	766,551
01/15/2030	2.750%	3,115,000	3,212,430
Svenska Handelsbanken AB
09/07/2021	1.875%	6,215,000	6,261,902
Toronto-Dominion Bank (The)
07/19/2023	3.500%	3,868,000	4,129,012
03/11/2024	3.250%	1,366,000	1,457,665
06/12/2024	2.650%	1,632,000	1,702,847
Truist Financial Corp.(k)
12/30/2049	4.800%	2,000,000	2,018,888

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	25

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Bancorp(k)
Junior Subordinated
12/31/2049	5.300%	2,980,000	3,312,166
UBS Group Funding Switzerland AG(a)
05/23/2023	3.491%	5,580,000	5,792,930
UBS Group Funding Switzerland AG(a),(k)
08/15/2023	2.859%	2,083,000	2,140,896
UniCredit SpA(a)
04/12/2022	3.750%	3,125,000	3,226,191
US Bank NA
01/21/2025	2.050%	777,000	797,020
Wells Fargo & Co.
01/24/2024	3.750%	2,500,000	2,685,813
04/22/2026	3.000%	1,700,000	1,796,814
12/07/2046	4.750%	609,000	768,570
Subordinated
08/15/2023	4.125%	4,000,000	4,321,694
Wells Fargo & Co.(k)
10/30/2025	2.406%	1,260,000	1,292,403
02/11/2026	2.164%	10,955,000	11,091,557
10/30/2030	2.879%	4,233,000	4,412,362
02/11/2031	2.572%	6,775,000	6,913,413
Wells Fargo Bank NA
10/22/2021	3.625%	2,996,000	3,094,564
Wells Fargo Bank NA(k)
09/09/2022	2.082%	6,755,000	6,808,181
Westpac Banking Corp.
01/11/2022	2.800%	1,961,000	2,012,426
02/19/2025	2.350%	620,000	639,840
01/16/2030	2.650%	2,805,000	2,949,337
Total			746,904,036
Brokerage/Asset Managers/Exchanges 0.3%
BlackRock, Inc.
04/30/2030	2.400%	3,924,000	4,064,001
Brookfield Finance LLC
04/15/2050	3.450%	6,735,000	6,688,479
Brookfield Finance, Inc.
06/02/2026	4.250%	1,000,000	1,119,999
Charles Schwab Corp. (The)
03/10/2025	3.000%	1,209,000	1,289,198
01/25/2028	3.200%	2,000,000	2,169,258
05/22/2029	3.250%	630,000	689,386
Intercontinental Exchange, Inc.
09/21/2048	4.250%	965,000	1,179,909
Jefferies Group LLC
01/20/2043	6.500%	600,000	757,021
KKR Group Finance Co. VII LLC(a)
02/25/2050	3.625%	7,490,000	7,462,847
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nuveen Finance LLC(a)
11/01/2024	4.125%	1,050,000	1,167,718
Raymond James Financial, Inc.
07/15/2046	4.950%	1,745,000	2,177,476
Stifel Financial Corp.
12/01/2020	3.500%	980,000	987,603
07/18/2024	4.250%	750,000	825,460
Total			30,578,355
Building Materials 0.1%
Standard Industries, Inc.(a)
02/15/2027	5.000%	720,000	740,623
01/15/2028	4.750%	295,000	303,017
Stanley Black & Decker, Inc.
11/01/2022	2.900%	1,335,000	1,387,452
Summit Materials LLC/Finance Corp.(a)
06/01/2025	5.125%	1,035,000	1,058,291
U.S. Concrete, Inc.
06/01/2024	6.375%	2,925,000	2,982,297
Vulcan Materials Co.
06/15/2047	4.500%	2,610,000	3,062,744
Total			9,534,424
Cable and Satellite 0.8%
CCO Holdings LLC/Capital Corp.
09/30/2022	5.250%	4,050,000	4,094,316
CCO Holdings LLC/Capital Corp.(a)
05/01/2025	5.375%	225,000	231,280
06/01/2029	5.375%	964,000	1,027,372
08/15/2030	4.500%	1,650,000	1,673,760
Charter Communications Operating LLC/Capital
07/23/2022	4.464%	2,065,000	2,188,364
07/23/2025	4.908%	988,000	1,110,437
10/23/2035	6.384%	1,775,000	2,333,747
10/23/2045	6.484%	4,170,000	5,360,344
03/01/2050	4.800%	5,730,000	6,194,864
Comcast Corp.
10/15/2025	3.950%	3,212,000	3,598,261
10/15/2028	4.150%	4,695,000	5,456,170
02/01/2030	2.650%	750,000	787,539
03/01/2048	4.000%	2,000,000	2,369,332
11/01/2049	3.999%	2,000,000	2,381,788
02/01/2050	3.450%	1,900,000	2,099,743
Cox Communications, Inc.(a)
12/15/2022	3.250%	500,000	521,558
08/15/2024	3.150%	2,265,000	2,388,180

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CSC Holdings LLC(a)
05/15/2026	5.500%	1,384,000	1,434,317
02/01/2028	5.375%	1,193,000	1,242,025
04/01/2028	7.500%	300,000	337,269
01/15/2030	5.750%	2,250,000	2,379,290
DISH DBS Corp.
05/01/2020	5.125%	1,400,000	1,403,594
11/15/2024	5.875%	745,000	765,838
07/01/2026	7.750%	2,039,000	2,192,912
Intelsat Jackson Holdings SA(a)
10/15/2024	8.500%	832,000	718,686
07/15/2025	9.750%	3,783,000	3,339,265
NBCUniversal Media LLC
01/15/2023	2.875%	720,000	750,797
Sirius XM Radio, Inc.(a)
07/01/2029	5.500%	960,000	1,029,266
Time Warner Cable LLC
09/01/2021	4.000%	1,500,000	1,539,314
07/01/2038	7.300%	215,000	292,979
09/01/2041	5.500%	5,371,000	6,202,397
Videotron Ltd.
07/15/2022	5.000%	2,750,000	2,856,895
Virgin Media Secured Finance PLC(a)
08/15/2026	5.500%	244,000	250,724
05/15/2029	5.500%	2,000,000	2,056,332
Total			72,608,955
Chemicals 0.3%
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	1,059,000	1,086,443
Cabot Corp.
07/01/2029	4.000%	2,710,000	2,973,680
Celanese U.S. Holdings LLC
11/15/2022	4.625%	100,000	107,633
CF Industries, Inc.
06/01/2043	4.950%	1,700,000	1,805,060
03/15/2044	5.375%	1,350,000	1,514,600
Chevron Phillips Chemical Co. LLC/LP(a)
06/01/2028	3.700%	930,000	1,036,725
Dow Chemical Co. (The)
10/01/2034	4.250%	1,281,000	1,445,521
11/30/2048	5.550%	1,086,000	1,379,111
Eastman Chemical Co.
10/15/2044	4.650%	2,511,000	2,892,837
FMC Corp.
10/01/2026	3.200%	1,607,000	1,711,222
10/01/2049	4.500%	340,000	402,726
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
International Flavors & Fragrances, Inc.
09/25/2020	3.400%	497,000	502,220
09/26/2048	5.000%	4,030,000	4,735,275
LyondellBasell Industries NV
04/15/2024	5.750%	1,778,000	2,036,540
Mosaic Co. (The)
11/15/2033	5.450%	1,475,000	1,719,093
11/15/2043	5.625%	985,000	1,179,528
Nutrien Ltd.
03/15/2024	3.625%	500,000	534,173
PQ Corp.(a)
11/15/2022	6.750%	279,000	285,020
Sasol Financing International Ltd.
11/14/2022	4.500%	3,800,000	3,921,026
Sasol Financing USA LLC
03/27/2024	5.875%	645,000	683,312
Total			31,951,745
Construction Machinery 0.2%
Caterpillar Financial Services Corp.
10/01/2021	1.931%	4,655,000	4,685,050
12/07/2023	3.650%	4,530,000	4,889,721
Caterpillar, Inc.
09/19/2049	3.250%	3,070,000	3,316,373
John Deere Capital Corp.
03/07/2024	2.600%	1,105,000	1,153,938
United Rentals North America, Inc.
07/15/2025	5.500%	5,300,000	5,482,921
05/15/2027	5.500%	278,000	290,651
01/15/2028	4.875%	1,075,000	1,104,807
Total			20,923,461
Consumer Cyclical Services 0.2%
Amazon.com, Inc.
02/22/2023	2.400%	3,635,000	3,738,727
08/22/2047	4.050%	723,000	927,576
Experian Finance PLC(a)
02/01/2029	4.250%	780,000	904,090
IHS Markit Ltd.(a)
11/01/2022	5.000%	1,000,000	1,073,209
02/15/2025	4.750%	500,000	554,379
03/01/2026	4.000%	1,350,000	1,475,395
IHS Markit Ltd.
08/01/2028	4.750%	1,875,000	2,190,798
05/01/2029	4.250%	486,000	549,816
Mastercard, Inc.
03/03/2025	2.000%	4,465,000	4,583,974
Match Group, Inc.(a)
08/01/2030	4.125%	730,000	716,837

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	27

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Western Union Co. (The)
06/09/2023	4.250%	5,260,000	5,643,907
Total			22,358,708
Consumer Products 0.1%
Hasbro, Inc.
11/19/2022	2.600%	375,000	385,521
11/19/2026	3.550%	3,115,000	3,277,578
Mead Johnson Nutrition Co.
11/15/2025	4.125%	640,000	718,773
Newell, Inc.
04/01/2026	4.200%	4,150,000	4,320,632
SC Johnson & Son, Inc.(a)
10/15/2046	4.750%	750,000	1,002,625
Scotts Miracle-Gro Co. (The)
12/15/2026	5.250%	235,000	249,402
Unilever Capital Corp.
03/07/2022	3.000%	4,030,000	4,170,245
Total			14,124,776
Diversified Manufacturing 0.5%
Carrier Global Corp.(a)
02/15/2025	2.242%	4,662,000	4,755,851
02/15/2027	2.493%	830,000	845,701
02/15/2030	2.722%	745,000	755,532
04/05/2050	3.577%	775,000	798,496
EnerSys(a)
04/30/2023	5.000%	200,000	209,893
FXI Holdings, Inc.(a)
11/01/2024	7.875%	550,000	516,955
General Electric Co.
10/17/2021	4.650%	853,000	891,911
01/09/2023	3.100%	1,007,000	1,044,049
03/15/2032	6.750%	655,000	887,741
01/14/2038	5.875%	2,009,000	2,576,953
General Electric Co.(b)
3-month USD LIBOR + 0.480% 08/15/2036	2.172%	5,380,000	4,273,025
Johnson Controls International PLC
07/02/2064	4.950%	1,530,000	1,921,700
Kennametal, Inc.
06/15/2028	4.625%	3,360,000	3,685,614
Otis Worldwide Corp.(a)
02/15/2050	3.362%	2,760,000	2,864,401
Timken Co. (The)
12/15/2028	4.500%	3,685,000	4,162,339
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Technologies Corp.
08/16/2023	3.650%	1,503,000	1,621,749
05/01/2035	5.400%	128,000	175,810
07/15/2038	6.125%	188,000	278,713
06/01/2042	4.500%	1,300,000	1,668,160
05/04/2047	4.050%	560,000	682,818
Valmont Industries, Inc.
10/01/2054	5.250%	2,050,000	2,240,327
Wabtec Corp.(b)
3-month USD LIBOR + 1.050% 09/15/2021	3.194%	1,775,000	1,775,650
WW Grainger, Inc.
02/15/2025	1.850%	8,270,000	8,362,466
Total			46,995,854
Electric 2.6%
AEP Texas Central Co.(a)
10/01/2025	3.850%	880,000	952,308
AEP Texas Central Co.
02/15/2033	6.650%	1,385,000	1,940,276
AEP Texas, Inc.
01/15/2050	3.450%	1,000,000	1,086,890
AES Corp. (The)
09/01/2027	5.125%	118,000	122,837
Alabama Power Co.
12/01/2023	3.550%	1,000,000	1,077,283
10/01/2049	3.450%	715,000	782,897
Alliant Energy Finance LLC(a)
06/15/2028	4.250%	5,250,000	5,919,024
Ameren Corp.
02/15/2026	3.650%	590,000	637,751
American Transmission Systems, Inc.(a)
09/01/2044	5.000%	1,411,000	1,860,479
Arizona Public Service Co.
08/15/2048	4.200%	605,000	750,309
Avangrid, Inc.
06/01/2029	3.800%	4,449,000	4,992,468
Baltimore Gas & Electric Co.
07/01/2023	3.350%	3,590,000	3,791,946
09/15/2049	3.200%	730,000	784,384
Black Hills Corp.
11/30/2023	4.250%	297,000	320,799
10/15/2029	3.050%	615,000	647,205
05/01/2033	4.350%	303,000	362,800
Calpine Corp.
01/15/2025	5.750%	5,632,000	5,653,698
Cleveland Electric Illuminating Co. (The)(a)
04/01/2028	3.500%	3,331,000	3,655,336

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cleveland Electric Illuminating Co. (The)
12/15/2036	5.950%	1,279,000	1,706,307
CMS Energy Corp.
03/01/2024	3.875%	1,020,000	1,098,919
02/15/2027	2.950%	80,000	83,917
Commonwealth Edison Co.
08/15/2047	3.750%	860,000	1,001,625
Consolidated Edison Co. of New York, Inc.
03/01/2035	5.300%	178,000	237,786
06/15/2046	3.850%	1,310,000	1,494,603
06/15/2047	3.875%	1,640,000	1,908,139
12/01/2054	4.625%	399,000	529,969
11/15/2057	4.000%	577,000	682,896
Consumers Energy Co.
08/15/2050	3.100%	751,000	811,708
Dominion Energy, Inc.(a)
01/15/2023	2.450%	5,000,000	5,115,150
Dominion Energy, Inc.
08/15/2026	2.850%	750,000	791,665
Jr. Subordinated
08/15/2024	3.071%	1,755,000	1,851,541
Dominion Energy, Inc.(k)
12/31/2049	4.650%	1,325,000	1,360,135
Dominion Resources, Inc.
01/15/2022	2.750%	2,509,000	2,565,253
DTE Electric Co.
03/01/2030	2.250%	4,865,000	4,968,324
05/15/2048	4.050%	210,000	255,357
03/01/2049	3.950%	305,000	369,772
03/01/2050	2.950%	1,833,000	1,885,219
DTE Energy Co.
11/01/2022	2.250%	2,701,000	2,749,991
10/01/2024	2.529%	2,165,000	2,240,810
10/01/2026	2.850%	10,155,000	10,644,904
Duke Energy Carolinas LLC
09/30/2042	4.000%	585,000	699,168
12/01/2047	3.700%	1,678,000	1,948,135
Duke Energy Corp.
04/15/2024	3.750%	2,500,000	2,697,300
09/01/2026	2.650%	6,770,000	7,049,226
Duke Energy Corp.(k)
12/31/2049	4.875%	625,000	651,639
Duke Energy Indiana LLC
10/01/2049	3.250%	875,000	950,785
Duke Energy Progress LLC
05/15/2042	4.100%	1,748,000	2,119,859
03/15/2043	4.100%	955,000	1,157,205
03/30/2044	4.375%	770,000	977,631
08/15/2045	4.200%	1,925,000	2,396,463
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
10/15/2046	3.700%	330,000	377,246
09/15/2047	3.600%	940,000	1,079,719
Duquesne Light Holdings, Inc.(a)
09/15/2020	6.400%	5,000,000	5,115,139
Enel Finance International NV(a)
04/06/2028	3.500%	2,370,000	2,511,645
Entergy Louisiana LLC
10/01/2026	2.400%	2,500,000	2,601,183
09/01/2048	4.200%	1,000,000	1,271,582
Entergy Mississippi LLC
06/01/2049	3.850%	3,500,000	4,121,660
Entergy Mississippi, Inc.
07/01/2023	3.100%	1,600,000	1,678,037
Entergy Texas, Inc.
12/01/2027	3.450%	2,510,000	2,704,150
03/30/2029	4.000%	362,000	419,989
Eversource Energy
10/01/2024	2.900%	2,469,000	2,596,909
Exelon Corp.
06/15/2025	3.950%	1,300,000	1,439,388
04/15/2046	4.450%	1,050,000	1,283,586
Exelon Corp.(k)
Junior Subordinated
06/01/2022	3.497%	6,780,000	7,029,332
Exelon Generation Co. LLC
10/01/2041	5.750%	2,000,000	2,414,654
FirstEnergy Corp.
03/15/2023	4.250%	2,983,000	3,198,685
FirstEnergy Transmission LLC(a)
04/01/2049	4.550%	675,000	818,851
Fortis, Inc.
10/04/2026	3.055%	477,000	500,996
Georgia Power Co.
09/15/2024	2.200%	880,000	898,156
Gulf Power Co.
10/01/2044	4.550%	1,350,000	1,687,117
Inkia Energy Ltd.(a)
11/09/2027	5.875%	1,175,000	1,229,506
Interstate Power & Light Co.
12/01/2024	3.250%	821,000	876,444
ITC Holdings Corp.
06/15/2024	3.650%	3,050,000	3,273,381
Jersey Central Power & Light Co.(a)
04/01/2024	4.700%	1,600,000	1,782,783
Jersey Central Power & Light Co.
06/01/2037	6.150%	1,985,000	2,806,051

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	29

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kallpa Generacion SA(a)
08/16/2027	4.125%	1,000,000	1,052,559
Kansas City Power & Light Co.
08/15/2025	3.650%	665,000	732,276
LG&E & KU Energy LLC
11/15/2020	3.750%	597,000	602,566
Metropolitan Edison Co.(a)
01/15/2029	4.300%	2,000,000	2,334,351
MidAmerican Energy Co.
04/15/2050	3.150%	4,275,000	4,630,755
Mississippi Power Co.
03/15/2042	4.250%	475,000	550,023
Mong Duong Finance Holdings BV(a)
05/07/2029	5.125%	250,000	256,943
National Rural Utilities Cooperative Finance Corp.
02/07/2024	2.950%	3,765,000	3,985,145
03/15/2049	4.300%	2,175,000	2,792,591
National Rural Utilities Cooperative Finance Corp.(k)
04/30/2043	4.750%	1,587,000	1,650,325
Subordinated
04/20/2046	5.250%	1,750,000	1,900,938
NextEra Energy Capital Holdings, Inc.(b)
3-month USD LIBOR + 0.480% 05/04/2021	2.231%	11,075,000	11,089,610
NextEra Energy Capital Holdings, Inc.
09/01/2021	2.403%	6,045,000	6,138,629
06/15/2023	3.625%	3,000,000	3,178,408
04/01/2024	3.150%	1,164,000	1,240,200
NRG Energy, Inc.
01/15/2028	5.750%	790,000	825,048
PECO Energy Co.
10/01/2044	4.150%	290,000	359,829
Pennsylvania Electric Co.(a)
03/15/2028	3.250%	1,990,000	2,150,796
PNM Resources, Inc.
03/09/2021	3.250%	3,315,000	3,363,651
PPL Capital Funding, Inc.
06/15/2022	4.200%	603,000	635,149
03/15/2024	3.950%	1,200,000	1,294,538
PSEG Power LLC
06/01/2023	3.850%	2,770,000	2,943,479
Public Service Co. of Oklahoma
02/01/2021	4.400%	2,800,000	2,862,788
Public Service Electric & Gas Co.
09/01/2023	3.250%	1,300,000	1,380,049
Public Service Enterprise Group, Inc.
11/15/2022	2.650%	1,316,000	1,352,535
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sierra Pacific Power Co.
05/01/2026	2.600%	758,000	793,889
South Carolina Electric & Gas Co.
05/15/2033	5.300%	1,000,000	1,336,752
Southern Co. (The)
07/01/2036	4.250%	595,000	682,702
Southwestern Electric Power Co.
10/01/2026	2.750%	6,450,000	6,765,732
09/15/2028	4.100%	1,500,000	1,698,746
Tampa Electric Co.
09/15/2022	2.600%	2,000,000	2,043,195
Toledo Edison Co. (The)
05/15/2037	6.150%	951,000	1,391,511
Tucson Electric Power Co.
03/15/2023	3.850%	2,480,000	2,611,227
12/01/2048	4.850%	485,000	648,331
Union Electric Co.
03/15/2029	3.500%	612,000	686,636
09/15/2042	3.900%	613,000	735,099
Virginia Electric & Power Co.
09/01/2022	3.450%	1,500,000	1,570,450
03/15/2027	3.500%	1,500,000	1,656,081
09/15/2047	3.800%	1,000,000	1,174,209
Vistra Operations Co. LLC(a)
02/15/2027	5.625%	3,400,000	3,484,510
07/15/2029	4.300%	4,280,000	4,427,485
Vistra Operations Co., LLC(a)
01/30/2027	3.700%	2,500,000	2,522,212
Westar Energy, Inc.
09/01/2049	3.250%	726,000	809,252
Xcel Energy, Inc.
06/01/2025	3.300%	2,030,000	2,183,876
Total			250,581,356
Environmental 0.0%
GFL Environmental, Inc.(a)
12/15/2026	5.125%	673,000	696,594
Republic Services, Inc.
03/01/2030	2.300%	1,125,000	1,130,168
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	945,000	924,084
Total			2,750,846
Finance Companies 0.7%
AerCap Ireland Capital DAC/Global Aviation Trust
05/15/2021	4.500%	1,505,000	1,549,076
10/01/2021	5.000%	6,000,000	6,297,216

The accompanying Notes to Financial Statements are an integral part of this statement.
30	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Air Lease Corp.
03/01/2020	4.750%	3,625,000	3,625,490
01/15/2022	3.500%	707,000	727,253
10/01/2029	3.250%	2,250,000	2,286,478
Ares Capital Corp.
07/15/2025	3.250%	8,910,000	9,083,718
Aviation Capital Group LLC(a)
05/01/2023	3.875%	3,120,000	3,277,997
Avolon Holdings Funding Ltd.(a)
05/01/2022	3.625%	3,110,000	3,195,260
01/15/2023	5.500%	4,000,000	4,307,228
10/01/2023	5.125%	1,110,000	1,189,275
05/15/2024	5.250%	220,000	240,040
07/01/2024	3.950%	750,000	782,051
02/15/2025	2.875%	2,905,000	2,896,359
FS KKR Capital Corp.
02/01/2025	4.125%	2,225,000	2,297,456
GE Capital International Funding Co. Unlimited Co.
11/15/2020	2.342%	8,137,000	8,158,461
11/15/2025	3.373%	750,000	801,101
11/15/2035	4.418%	6,236,000	7,110,527
Navient Corp.
03/15/2027	5.000%	370,000	358,391
Oaktree Specialty Lending Corp.
02/25/2025	3.500%	1,135,000	1,135,660
Park Aerospace Holdings Ltd.(a)
08/15/2022	5.250%	925,000	983,004
03/15/2023	4.500%	4,875,000	5,097,155
02/15/2024	5.500%	730,000	800,231
Quicken Loans, Inc.(a)
01/15/2028	5.250%	1,075,000	1,115,714
Total			67,315,141
Food and Beverage 0.9%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2036	4.700%	809,000	969,245
02/01/2046	4.900%	9,550,000	11,769,145
Anheuser-Busch InBev Finance, Inc.
02/01/2026	3.650%	1,735,000	1,902,749
Anheuser-Busch InBev Worldwide, Inc.
01/23/2039	5.450%	365,000	470,275
01/23/2049	5.550%	2,915,000	3,956,700
Bacardi Ltd.(a)
05/15/2028	4.700%	885,000	1,005,507
05/15/2048	5.300%	1,060,000	1,342,981
Brown-Forman Corp.
04/15/2025	3.500%	1,645,000	1,779,411
Bunge Ltd. Finance Corp.
03/15/2024	4.350%	4,470,000	4,835,667
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cargill, Inc.(a)
05/23/2049	3.875%	1,140,000	1,435,256
Central America Botling Corp.(a)
01/31/2027	5.750%	1,600,000	1,686,350
Constellation Brands, Inc.
12/01/2025	4.750%	600,000	691,275
General Mills, Inc.
04/17/2025	4.000%	1,500,000	1,662,339
JBS U.S.A. LUX SA/Finance, Inc.(a)
07/15/2024	5.875%	4,000,000	4,101,341
06/15/2025	5.750%	100,000	102,546
Keurig Dr Pepper, Inc.
05/25/2021	3.551%	2,405,000	2,464,511
05/25/2023	4.057%	3,411,000	3,656,148
Kraft Heinz Foods Co. (The)(a)
02/15/2025	4.875%	673,000	692,172
08/01/2039	7.125%	2,000,000	2,439,239
10/01/2039	4.625%	950,000	916,271
10/01/2049	4.875%	7,595,000	7,508,677
Kraft Heinz Foods Co. (The)
06/01/2026	3.000%	780,000	775,651
07/15/2035	5.000%	1,440,000	1,526,144
06/04/2042	5.000%	5,841,000	5,846,720
07/15/2045	5.200%	900,000	924,808
06/01/2046	4.375%	7,425,000	6,861,292
Mars, Inc.(a)
04/01/2030	3.200%	553,000	611,921
04/01/2039	3.875%	305,000	366,901
04/01/2054	4.125%	1,445,000	1,803,720
Mondelez International, Inc.
05/07/2020	3.000%	3,870,000	3,878,637
Pilgrim’s Pride Corp.(a)
09/30/2027	5.875%	1,000,000	1,037,701
Post Holdings, Inc.(a)
12/15/2029	5.500%	2,275,000	2,360,895
Smithfield Foods, Inc.(a)
02/01/2022	3.350%	1,110,000	1,125,949
Sysco Corp.
02/15/2050	3.300%	4,575,000	4,652,765
Tyson Foods, Inc.(b)
3-month USD LIBOR + 0.450% Floor 0.450% 08/21/2020	2.146%	2,015,000	2,018,234
Tyson Foods, Inc.
08/15/2044	5.150%	200,000	258,574
Total			89,437,717

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	31

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gaming 0.2%
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	1,493,000	1,479,573
Churchill Downs, Inc.(a)
04/01/2027	5.500%	984,000	1,026,754
01/15/2028	4.750%	200,000	200,346
GLP Capital LP/Financing II, Inc.
09/01/2024	3.350%	610,000	634,023
06/01/2025	5.250%	1,609,000	1,799,936
04/15/2026	5.375%	4,615,000	5,210,426
01/15/2029	5.300%	765,000	877,764
01/15/2030	4.000%	1,670,000	1,774,143
Golden Entertainment, Inc.(a)
04/15/2026	7.625%	1,720,000	1,846,250
International Game Technology PLC(a)
02/15/2025	6.500%	1,775,000	1,921,398
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	950,000	1,028,706
09/01/2026	4.500%	1,915,000	2,006,622
MGM Resorts International
09/01/2026	4.625%	1,070,000	1,123,628
Total			20,929,569
Health Care 1.7%
Abbott Laboratories
11/30/2023	3.400%	2,733,000	2,921,191
11/30/2046	4.900%	218,000	303,613
AmerisourceBergen Corp.
12/15/2027	3.450%	403,000	437,200
Ascension Health Alliance
11/15/2046	3.945%	375,000	464,751
Barnabas Health, Inc.
07/01/2028	4.000%	3,200,000	3,567,069
Becton Dickinson and Co.(b)
3-month USD LIBOR + 0.875% 12/29/2020	2.836%	1,199,000	1,200,004
3-month USD LIBOR + 1.030% 06/06/2022	2.917%	2,963,000	2,983,924
Becton Dickinson and Co.
06/06/2022	2.894%	3,946,000	4,062,613
12/15/2024	3.734%	158,000	171,159
05/15/2044	4.875%	1,555,000	1,910,532
Cigna Corp.
09/17/2020	3.200%	3,006,000	3,028,282
07/15/2023	3.750%	3,858,000	4,113,272
11/15/2025	4.125%	3,649,000	4,058,394
10/15/2028	4.375%	2,000,000	2,275,261
08/15/2038	4.800%	3,445,000	4,133,996
12/15/2048	4.900%	6,489,000	8,044,028
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cigna Corp.(a)
11/15/2021	4.750%	825,000	866,917
02/25/2026	4.500%	587,000	663,393
03/01/2027	3.400%	2,190,000	2,340,963
10/15/2027	3.050%	2,410,000	2,520,320
07/15/2046	4.800%	2,070,000	2,485,538
CVS Health Corp.
03/09/2023	3.700%	497,000	524,841
12/05/2023	4.000%	515,000	553,682
03/25/2025	4.100%	2,810,000	3,079,715
07/20/2025	3.875%	1,007,000	1,097,409
03/25/2028	4.300%	9,494,000	10,631,806
03/25/2038	4.780%	1,270,000	1,494,858
07/20/2045	5.125%	946,000	1,150,747
03/25/2048	5.050%	16,446,000	20,213,082
DH Europe Finance II Sarl
11/15/2024	2.200%	3,735,000	3,837,756
11/15/2049	3.400%	1,601,000	1,774,187
Duke University Health System, Inc.
06/01/2047	3.920%	875,000	1,072,026
Encompass Health Corp.
02/01/2030	4.750%	1,153,000	1,191,782
HCA, Inc.
05/01/2023	4.750%	175,000	190,413
02/01/2025	5.375%	5,275,000	5,829,257
04/15/2025	5.250%	3,199,000	3,636,678
06/15/2026	5.250%	1,830,000	2,091,976
02/15/2027	4.500%	705,000	779,437
06/15/2039	5.125%	1,500,000	1,751,443
06/15/2047	5.500%	1,088,000	1,291,005
06/15/2049	5.250%	3,857,000	4,465,649
IQVIA, Inc.(a)
05/15/2027	5.000%	662,000	684,381
Kaiser Foundation Hospitals
11/01/2049	3.266%	500,000	551,714
Laboratory Corp. of America Holdings
08/23/2022	3.750%	1,576,000	1,651,307
09/01/2024	3.250%	2,657,000	2,836,668
02/01/2045	4.700%	937,000	1,121,890
Mayo Clinic
11/15/2052	4.128%	750,000	966,864
Memorial Sloan-Kettering Cancer Center
07/01/2052	4.125%	4,630,000	5,953,061
New York and Presbyterian Hospital (The)
08/01/2116	4.763%	1,050,000	1,421,571
NYU Langone Hospitals
07/01/2042	4.428%	2,807,000	3,395,481
07/01/2043	5.750%	705,000	1,034,833
Polaris Intermediate Corp.(a),(j)
12/01/2022	8.500%	69,000	58,651

The accompanying Notes to Financial Statements are an integral part of this statement.
32	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Quest Diagnostics, Inc.
06/01/2026	3.450%	3,255,000	3,547,206
06/30/2030	2.950%	1,655,000	1,716,005
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.(a)
12/01/2026	9.750%	2,875,000	3,082,072
Surgery Center Holdings, Inc.(a)
07/01/2025	6.750%	43,000	42,321
Sutter Health
08/15/2053	2.286%	2,300,000	2,390,466
Teleflex, Inc.
11/15/2027	4.625%	572,000	600,818
Tenet Healthcare Corp.
07/15/2024	4.625%	1,301,000	1,317,695
05/01/2025	5.125%	106,000	106,740
08/01/2025	7.000%	1,900,000	1,956,271
Tenet Healthcare Corp.(a)
11/01/2027	5.125%	3,545,000	3,681,881
Texas Health Resources
11/15/2055	4.330%	700,000	900,505
Zimmer Biomet Holdings, Inc.(b)
3-month USD LIBOR + 0.750% 03/19/2021	2.653%	3,315,000	3,318,115
Total			161,546,685
Healthcare Insurance 0.2%
Aetna, Inc.
05/15/2042	4.500%	429,000	486,761
Anthem, Inc.
03/01/2028	4.101%	253,000	283,789
05/15/2042	4.625%	1,000,000	1,162,501
01/15/2043	4.650%	1,600,000	1,877,088
01/15/2044	5.100%	1,185,000	1,462,328
12/01/2047	4.375%	630,000	711,332
09/15/2049	3.700%	200,000	204,802
Centene Corp.(a)
04/01/2025	5.250%	11,000	11,366
08/15/2026	5.375%	400,000	421,663
12/15/2027	4.250%	580,000	598,027
02/15/2030	3.375%	430,000	429,768
Molina Healthcare, Inc.
11/15/2022	5.375%	1,231,000	1,282,221
UnitedHealth Group, Inc.
08/15/2029	2.875%	256,000	272,616
08/15/2039	3.500%	641,000	706,184
07/15/2045	4.750%	2,060,000	2,653,820
01/15/2047	4.200%	503,000	600,272
08/15/2049	3.700%	55,000	61,174
08/15/2059	3.875%	448,000	509,589
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wellpoint, Inc.
08/15/2024	3.500%	4,089,000	4,374,237
Total			18,109,538
Healthcare REIT 0.1%
HCP, Inc.
11/15/2023	4.250%	1,934,000	2,105,750
08/15/2024	3.875%	627,000	677,682
Healthcare Realty Trust, Inc.
05/01/2025	3.875%	440,000	475,702
Healthpeak Properties, Inc.
01/15/2030	3.000%	5,140,000	5,388,821
Omega Healthcare Investors, Inc.
01/15/2025	4.500%	975,000	1,066,367
Total			9,714,322
Home Construction 0.1%
Brookfield Residential Properties, Inc./US Corp.(a)
09/15/2027	6.250%	1,560,000	1,615,138
Meritage Homes Corp.
06/06/2027	5.125%	2,000,000	2,224,399
PulteGroup, Inc.
03/01/2026	5.500%	1,700,000	1,883,487
01/15/2027	5.000%	1,425,000	1,575,981
Taylor Morrison Communities, Inc.(a)
01/31/2025	5.875%	3,100,000	3,185,364
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	3,446,000	3,706,790
Total			14,191,159
Independent Energy 0.5%
Afren PLC(a),(l)
12/09/2020	0.000%	195,167	108
Aker BP ASA(a)
01/15/2030	3.750%	3,235,000	3,270,135
Antero Resources Corp.
11/01/2021	5.375%	495,000	412,671
12/01/2022	5.125%	650,000	405,562
03/01/2025	5.000%	850,000	437,551
Apache Corp.
04/15/2043	4.750%	640,000	596,961
01/15/2044	4.250%	715,000	655,110
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(a)
04/01/2022	10.000%	425,000	362,351
11/01/2026	7.000%	600,000	377,625
Canadian Natural Resources Ltd.
06/30/2033	6.450%	730,000	960,385

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	33

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cimarex Energy Co.
06/01/2024	4.375%	209,000	222,502
05/15/2027	3.900%	831,000	857,614
03/15/2029	4.375%	228,000	241,577
Conoco Funding Co.
10/15/2031	7.250%	2,000,000	2,953,575
Continental Resources, Inc.
04/15/2023	4.500%	385,000	399,590
06/01/2024	3.800%	1,683,000	1,705,370
01/15/2028	4.375%	3,700,000	3,597,019
Devon Energy Corp.
07/15/2041	5.600%	1,875,000	2,129,372
Diamondback Energy, Inc.
12/01/2024	2.875%	5,425,000	5,495,793
12/01/2026	3.250%	2,345,000	2,373,382
12/01/2029	3.500%	1,250,000	1,239,693
EQT Corp.
10/01/2027	3.900%	2,080,000	1,344,401
Extraction Oil & Gas, Inc.(a)
05/15/2024	7.375%	99,000	36,136
Gulfport Energy Corp.
05/15/2025	6.375%	175,000	55,526
MEG Energy Corp.(a)
03/31/2024	7.000%	1,800,000	1,704,605
Newfield Exploration Co.
07/01/2024	5.625%	6,305,000	6,858,182
01/01/2026	5.375%	1,000,000	1,062,273
Noble Energy, Inc.
08/15/2047	4.950%	1,095,000	1,171,517
Occidental Petroleum Corp.
08/15/2024	2.900%	1,153,000	1,169,181
08/15/2026	3.200%	775,000	796,953
Occidental Petroleum Corp.(i)
10/10/2036	0.000%	3,000,000	1,567,752
Range Resources Corp.(a)
02/01/2026	9.250%	2,600,000	1,764,456
WPX Energy, Inc.
09/15/2024	5.250%	78,000	78,054
06/01/2026	5.750%	1,835,000	1,822,314
01/15/2030	4.500%	270,000	257,577
Total			48,382,873
Integrated Energy 0.3%
BP Capital Markets America, Inc.
05/06/2022	3.245%	1,875,000	1,953,928
05/10/2023	2.750%	1,500,000	1,552,586
11/28/2023	3.216%	734,000	775,887
04/14/2024	3.224%	989,000	1,052,936
02/24/2050	3.000%	1,000,000	984,125
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cenovus Energy, Inc.
09/15/2023	3.800%	726,000	768,786
04/15/2027	4.250%	5,000,000	5,273,560
11/15/2039	6.750%	2,500,000	3,128,479
Chevron Corp.
06/24/2023	3.191%	700,000	738,937
05/16/2026	2.954%	1,875,000	2,005,375
Exxon Mobil Corp.
03/01/2023	2.726%	462,000	478,641
08/16/2039	2.995%	585,000	609,627
08/16/2049	3.095%	583,000	601,714
Husky Energy, Inc.
04/15/2022	3.950%	3,000,000	3,128,418
Shell International Finance BV
05/11/2025	3.250%	821,000	880,976
05/11/2035	4.125%	825,000	998,606
Total Capital International SA
07/12/2049	3.461%	1,085,000	1,182,569
Total			26,115,150
Leisure 0.1%
AMC Entertainment Holdings, Inc.
11/15/2026	5.875%	5,450,000	4,358,365
Six Flags Entertainment Corp.(a)
04/15/2027	5.500%	1,050,000	1,011,739
Total			5,370,104
Life Insurance 0.5%
Aflac, Inc.
01/15/2049	4.750%	1,555,000	2,021,943
AIG Global Funding(a)
07/02/2020	2.150%	590,000	591,100
American International Group, Inc.
02/15/2024	4.125%	1,600,000	1,747,783
07/16/2044	4.500%	1,180,000	1,416,100
01/15/2055	4.375%	635,000	736,481
American International Group, Inc.(k)
04/01/2048	5.750%	556,000	622,720
Athene Global Funding(a)
04/20/2020	2.750%	2,385,000	2,388,159
01/14/2025	2.500%	4,540,000	4,661,548
Brighthouse Financial, Inc.
06/22/2047	4.700%	4,765,000	4,570,492
Global Atlantic Fin Co.(a)
10/15/2029	4.400%	2,965,000	3,111,084
Guardian Life Global Funding(a)
04/26/2021	2.000%	3,465,000	3,496,768

The accompanying Notes to Financial Statements are an integral part of this statement.
34	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Guardian Life Insurance Co. of America (The)(a)
Subordinated
01/22/2070	3.700%	1,915,000	2,020,901
Harborwalk Funding Trust(a),(k)
Subordinated
02/15/2069	5.077%	800,000	1,043,174
Lincoln National Corp.
06/15/2040	7.000%	930,000	1,447,265
Northwestern Mutual Life Insurance Co. (The)(a)
09/30/2059	3.625%	1,086,000	1,170,615
Pine Street Trust II(a)
02/15/2049	5.568%	1,890,000	2,208,181
Principal Financial Group, Inc.
09/15/2022	3.300%	1,510,000	1,580,351
05/15/2023	3.125%	667,000	699,651
Reliance Standard Life Global Funding II(a)
09/19/2023	3.850%	4,195,000	4,549,407
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	1,500,000	1,959,893
05/15/2047	4.270%	4,575,000	5,522,915
Unum Group
12/15/2049	4.500%	3,170,000	3,274,032
Total			50,840,563
Lodging 0.1%
Choice Hotels International, Inc.
12/01/2029	3.700%	2,140,000	2,274,930
Marriott International, Inc.
12/01/2023	4.150%	3,885,000	4,225,625
Total			6,500,555
Media and Entertainment 0.5%
Activision Blizzard, Inc.
09/15/2021	2.300%	795,000	805,757
CBS Corp.
06/01/2023	2.900%	3,330,000	3,459,193
05/15/2033	5.500%	1,500,000	1,880,915
Clear Channel Worldwide Holdings, Inc.(a)
02/15/2024	9.250%	1,875,000	1,996,522
Diamond Sports Group LLC/Finance Co.(a)
08/15/2026	5.375%	2,275,000	2,098,738
Discovery Communications LLC
06/15/2022	3.500%	3,739,000	3,878,387
03/20/2023	2.950%	2,940,000	3,044,946
09/20/2037	5.000%	1,067,000	1,218,021
09/20/2047	5.200%	759,000	898,251
05/15/2049	5.300%	675,000	815,904
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Electronic Arts, Inc.
03/01/2021	3.700%	3,086,000	3,147,714
Gray Television, Inc.(a)
05/15/2027	7.000%	2,150,000	2,322,610
Interpublic Group of Companies, Inc. (The)
10/01/2020	3.500%	1,770,000	1,787,258
10/01/2021	3.750%	891,000	917,646
Nielsen Finance Co. SARL(a)
10/01/2021	5.500%	75,000	75,137
Nielsen Finance LLC/Co.(a)
04/15/2022	5.000%	2,750,000	2,744,734
Sinclair Television Group, Inc.(a)
02/15/2027	5.125%	2,275,000	2,273,778
Viacom, Inc.
09/01/2023	4.250%	2,410,000	2,600,628
04/30/2036	6.875%	1,955,000	2,679,127
03/15/2043	4.375%	500,000	536,390
04/01/2044	5.250%	2,312,000	2,765,413
Walt Disney Co. (The)
09/17/2020	2.150%	1,500,000	1,504,304
03/15/2033	6.550%	1,000,000	1,481,210
11/15/2046	4.750%	935,000	1,272,848
Total			46,205,431
Metals and Mining 0.1%
Anglo American Capital PLC(a)
05/14/2025	4.875%	505,000	570,362
ArcelorMittal
07/16/2024	3.600%	1,025,000	1,064,261
Freeport-McMoRan, Inc.(c)
03/01/2030	4.250%	1,450,000	1,363,865
Glencore Funding LLC(a)
03/12/2024	4.125%	1,375,000	1,468,288
Novelis Corp.(a)
01/30/2030	4.750%	1,100,000	1,078,657
Southern Copper Corp.
11/08/2022	3.500%	130,000	134,388
04/23/2025	3.875%	600,000	642,713
Teck Resources Ltd.
08/15/2040	6.000%	1,150,000	1,262,767
Volcan Cia Minera SAA(a)
02/02/2022	5.375%	100,000	102,140
Total			7,687,441
Midstream 1.1%
AmeriGas Partners LP/Finance Corp.
08/20/2026	5.875%	2,300,000	2,388,695

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	35

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cameron LNG LLC(a)
01/15/2035	3.302%	1,460,000	1,570,676
Cheniere Corpus Christi Holdings LLC(a)
11/15/2029	3.700%	1,035,000	1,034,483
Colorado Interstate Gas Co. LLC/Issuing Corp.(a)
08/15/2026	4.150%	2,290,000	2,523,297
Crestwood Midstream Partners LP/Finance Corp.
04/01/2025	5.750%	835,000	810,976
Crestwood Midstream Partners LP/Finance Corp.(a)
05/01/2027	5.625%	1,350,000	1,263,596
Dominion Energy Gas Holdings LLC
11/15/2024	2.500%	875,000	901,337
Enable Midstream Partners LP
09/15/2029	4.150%	1,569,000	1,486,306
Enbridge, Inc.(k)
Subordinated
03/01/2078	6.250%	200,000	210,498
Energy Transfer Operating LP
06/01/2021	4.650%	395,000	406,718
03/15/2023	4.250%	1,890,000	2,002,566
01/15/2024	5.875%	3,575,000	4,012,884
06/01/2027	5.500%	1,758,000	2,009,481
04/15/2047	5.300%	1,656,000	1,724,428
05/15/2050	5.000%	2,000,000	2,019,889
Energy Transfer Partners LP
03/15/2035	4.900%	170,000	185,069
10/01/2043	5.950%	280,000	317,964
03/15/2045	5.150%	2,220,000	2,327,685
Energy Transfer Partners LP/Regency Finance Corp.
11/01/2023	4.500%	2,500,000	2,706,929
Enterprise Products Operating LLC
02/01/2022	3.500%	802,000	831,131
02/15/2024	3.900%	500,000	540,773
02/15/2025	3.750%	600,000	651,237
05/15/2046	4.900%	1,809,000	2,122,606
01/31/2050	4.200%	162,000	172,147
01/31/2051	3.700%	855,000	849,550
01/31/2060	3.950%	364,000	355,827
Enterprise Products Operating LLC(k)
08/16/2077	4.875%	673,000	662,039
02/15/2078	5.375%	1,006,000	1,008,085
EQT Midstream Partners LP
07/15/2028	5.500%	1,360,000	1,138,959
Ferrellgas Partners LP/Finance Corp.
05/01/2021	6.500%	350,000	300,983
Kinder Morgan Energy Partners LP
09/01/2024	4.250%	500,000	546,921
03/15/2032	7.750%	635,000	879,695
09/01/2039	6.500%	1,000,000	1,286,495
09/01/2044	5.400%	441,000	514,726
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Magellan Midstream Partners LP
09/15/2046	4.250%	320,000	351,947
Midwest Connector Capital Co., LLC(a)
04/01/2022	3.625%	3,900,000	4,035,446
MPLX LP
12/01/2024	4.875%	325,000	360,409
06/01/2025	4.875%	200,000	222,228
03/15/2028	4.000%	1,106,000	1,176,699
03/01/2047	5.200%	1,500,000	1,647,168
NGPL PipeCo LLC(a)
08/15/2022	4.375%	151,000	157,749
08/15/2027	4.875%	412,000	454,609
ONEOK Partners LP
10/01/2022	3.375%	625,000	646,873
ONEOK, Inc.
07/13/2047	4.950%	2,050,000	2,373,357
Peru LNG Srl(a)
03/22/2030	5.375%	850,000	734,517
Phillips 66 Partners LP
02/15/2045	4.680%	1,300,000	1,463,872
Plains All American Pipeline LP/Finance Corp.
10/15/2025	4.650%	1,875,000	2,036,887
12/15/2026	4.500%	1,500,000	1,640,548
12/15/2029	3.550%	1,817,000	1,779,686
06/01/2042	5.150%	2,185,000	2,177,910
Rockies Express Pipeline LLC(a)
04/15/2020	5.625%	2,868,000	2,877,295
07/15/2029	4.950%	2,435,000	2,400,313
05/15/2030	4.800%	1,500,000	1,447,687
Ruby Pipeline LLC(a)
04/01/2022	6.000%	2,204,545	2,229,598
Sabine Pass Liquefaction LLC
03/15/2027	5.000%	4,565,000	5,074,958
Southern Natural Gas Co. LLC
02/15/2031	7.350%	2,910,000	4,016,733
Spectra Energy Partners LP
09/25/2043	5.950%	514,000	704,317
Suburban Propane Partners LP/Energy Finance Corp.
03/01/2025	5.750%	225,000	227,529
Tallgrass Energy Partners LP/Finance Corp.(a)
01/15/2028	5.500%	142,000	126,414
Targa Pipeline Partners LP/Finance Corp.
08/01/2023	5.875%	100,000	98,826
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	512,000	513,658
TC PipeLines LP
05/25/2027	3.900%	3,750,000	4,076,296

The accompanying Notes to Financial Statements are an integral part of this statement.
36	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Texas Eastern Transmission LP(a)
10/15/2022	2.800%	1,000,000	1,019,781
Transcontinental Gas Pipe Line Co. LLC
03/15/2048	4.600%	4,875,000	5,468,104
Williams Companies, Inc. (The)
11/15/2020	4.125%	1,000,000	1,011,218
01/15/2025	3.900%	1,050,000	1,137,457
09/15/2025	4.000%	2,414,000	2,614,423
06/15/2027	3.750%	366,000	386,840
04/15/2040	6.300%	2,520,000	3,131,094
Williams Partners LP
03/04/2024	4.300%	2,787,000	3,022,918
Total			104,610,015
Natural Gas 0.1%
Atmos Energy Corp.
10/15/2044	4.125%	2,045,000	2,458,679
Boston Gas Co.(a)
08/01/2027	3.150%	1,472,000	1,594,201
KeySpan Corp.
11/15/2030	8.000%	670,000	965,641
NiSource, Inc.
02/15/2023	3.850%	1,175,000	1,243,555
06/15/2041	5.950%	535,000	738,455
Sempra Energy
02/01/2038	3.800%	1,020,000	1,135,044
02/01/2048	4.000%	1,420,000	1,565,954
Southern Co. Gas Capital Corp.
05/30/2047	4.400%	470,000	568,875
Washington Gas Light Co.
09/15/2049	3.650%	1,010,000	1,141,582
Total			11,411,986
Office REIT 0.1%
Boston Properties LP
02/01/2023	3.850%	2,500,000	2,655,204
Columbia Property Trust Operating Partnership LP
08/15/2026	3.650%	495,000	528,175
Highwoods Realty LP
06/15/2021	3.200%	1,820,000	1,851,838
Kilroy Realty LP
12/15/2024	3.450%	721,000	773,134
Select Income REIT
05/15/2024	4.250%	1,865,000	1,969,295
SL Green Operating Partnership LP
10/15/2022	3.250%	2,260,000	2,326,454
Total			10,104,100
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 0.2%
Halliburton Co.
08/01/2023	3.500%	375,000	395,849
11/15/2025	3.800%	266,000	293,830
11/15/2035	4.850%	1,000,000	1,151,440
Halliburton Co.(c)
03/01/2030	2.920%	7,710,000	7,592,140
National Oilwell Varco, Inc.
12/01/2029	3.600%	2,785,000	2,856,262
Schlumberger Holdings Corp.(a)
12/21/2025	4.000%	135,000	148,619
05/17/2028	3.900%	2,053,000	2,202,083
Schlumberger Investment SA(a)
08/01/2022	2.400%	850,000	864,065
Transocean Pontus Ltd.(a)
08/01/2025	6.125%	1,064,625	1,074,665
Transocean Poseidon Ltd.(a)
02/01/2027	6.875%	1,115,000	1,170,065
Transocean Proteus Ltd.(a)
12/01/2024	6.250%	389,200	395,989
USA Compression Partners LP/Finance Corp.
09/01/2027	6.875%	549,000	536,583
Total			18,681,590
Other Financial Institutions 0.1%
LeasePlan Corp NV(a)
10/24/2024	2.875%	3,440,000	3,556,225
Mitsubishi UFJ Lease & Finance Co., Ltd.(a)
09/19/2022	2.652%	3,905,000	3,993,565
Nationstar Mortgage Holdings, Inc.(a)
07/15/2023	8.125%	2,575,000	2,680,993
ORIX Corp.
12/04/2024	3.250%	1,560,000	1,672,153
Total			11,902,936
Other Industry 0.3%
AECOM
03/15/2027	5.125%	2,285,000	2,363,836
Anixter, Inc.
03/01/2023	5.500%	75,000	78,503
Five Point Operating Co. LP/Capital Corp.(a)
11/15/2025	7.875%	2,350,000	2,358,868
Greystar Real Estate Partners LLC(a)
12/01/2025	5.750%	2,175,000	2,248,631
Massachusetts Institute of Technology
07/01/2114	4.678%	1,768,000	2,716,340
07/01/2116	3.885%	1,850,000	2,409,844

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	37

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Northwestern University
12/01/2057	3.662%	1,350,000	1,681,131
President and Fellows of Harvard College
07/15/2046	3.150%	3,031,000	3,418,470
07/15/2056	3.300%	2,230,000	2,692,026
Trustees of the University of Pennsylvania (The)
09/01/2112	4.674%	1,620,000	2,523,980
University of Southern California
10/01/2039	3.028%	4,525,000	4,968,680
Total			27,460,309
Other REIT 0.2%
American Campus Communities Operating Partnership LP
04/15/2023	3.750%	2,400,000	2,552,468
CyrusOne LP/Finance Corp.
11/15/2024	2.900%	1,000,000	1,014,442
ESH Hospitality, Inc.(a)
10/01/2027	4.625%	2,215,000	2,157,153
Host Hotels & Resorts LP
06/15/2025	4.000%	1,050,000	1,147,000
02/01/2026	4.500%	520,000	582,665
12/15/2029	3.375%	2,645,000	2,759,057
Liberty Property LP
06/15/2023	3.375%	2,500,000	2,649,621
Life Storage LP
12/15/2027	3.875%	2,000,000	2,209,069
Prologis LP
04/15/2027	2.125%	885,000	892,811
04/15/2030	2.250%	715,000	719,142
04/15/2050	3.000%	600,000	611,330
ProLogis LP
08/15/2023	4.250%	1,600,000	1,740,979
Total			19,035,737
Packaging 0.1%
Amcor Finance USA, Inc.(a)
04/28/2026	3.625%	1,000,000	1,070,896
05/15/2028	4.500%	1,600,000	1,824,993
Ball Corp.
11/15/2023	4.000%	300,000	308,772
03/15/2026	4.875%	600,000	660,945
Berry Global Escrow Corp.(a)
07/15/2026	4.875%	580,000	593,641
Berry Global, Inc.
07/15/2023	5.125%	168,000	168,124
OI European Group BV(a)
03/15/2023	4.000%	134,000	135,248
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Owens-Brockway Glass Container, Inc.(a)
01/15/2022	5.000%	50,000	51,542
08/15/2023	5.875%	825,000	873,652
01/15/2025	5.375%	150,000	157,121
Sealed Air Corp.(a)
12/01/2027	4.000%	1,500,000	1,497,081
Total			7,342,015
Paper 0.1%
Celulosa Arauco y Constitucion SA
11/02/2027	3.875%	700,000	719,991
Celulosa Arauco y Constitucion SA(a)
04/30/2029	4.250%	500,000	518,901
Georgia-Pacific LLC(a)
11/15/2021	3.163%	1,000,000	1,027,437
International Paper Co.
08/15/2047	4.400%	620,000	674,322
Inversiones CMPC SA(a)
04/04/2027	4.375%	1,025,000	1,100,492
Packaging Corp. of America
12/15/2049	4.050%	660,000	758,330
Plum Creek Timberlands LP
03/15/2023	3.250%	1,630,000	1,698,658
Suzano Austria GmbH
01/15/2029	6.000%	275,000	309,331
01/15/2030	5.000%	825,000	861,466
Total			7,668,928
Pharmaceuticals 1.6%
AbbVie, Inc.
05/14/2020	2.500%	1,200,000	1,200,913
11/06/2022	2.900%	3,758,000	3,891,938
05/14/2025	3.600%	4,995,000	5,394,671
05/14/2035	4.500%	1,956,000	2,308,056
05/14/2036	4.300%	750,000	861,445
11/06/2042	4.400%	2,650,000	3,055,743
05/14/2045	4.700%	1,365,000	1,618,723
05/14/2046	4.450%	511,000	589,035
11/14/2048	4.875%	600,000	737,985
AbbVie, Inc.(a)
11/21/2022	2.300%	3,500,000	3,562,952
11/21/2026	2.950%	3,950,000	4,149,316
11/21/2029	3.200%	757,000	800,199
11/21/2039	4.050%	8,040,000	8,916,773
11/21/2049	4.250%	8,630,000	9,670,127
Allergan Finance LLC
10/01/2022	3.250%	3,600,000	3,741,070
10/01/2042	4.625%	1,000,000	1,154,691

The accompanying Notes to Financial Statements are an integral part of this statement.
38	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Allergan Funding SCS
03/15/2025	3.800%	2,980,000	3,248,359
03/15/2035	4.550%	4,329,000	5,138,222
Amgen, Inc.
05/01/2020	2.125%	609,000	609,349
02/21/2025	1.900%	245,000	248,004
02/21/2030	2.450%	6,435,000	6,544,843
05/01/2045	4.400%	2,190,000	2,548,663
06/15/2048	4.563%	751,000	915,983
02/21/2050	3.375%	1,750,000	1,790,745
AstraZeneca PLC
11/16/2020	2.375%	1,020,000	1,026,388
Bausch Health Companies, Inc.(a)
04/15/2025	6.125%	2,825,000	2,880,891
11/01/2025	5.500%	500,000	516,079
01/30/2030	5.250%	250,000	247,481
Bayer US Finance II LLC(a),(b)
3-month USD LIBOR + 0.630% 06/25/2021	2.577%	1,825,000	1,830,524
Bayer US Finance II LLC(a)
06/25/2021	3.500%	800,000	818,255
12/15/2023	3.875%	1,535,000	1,650,560
07/15/2024	3.375%	3,555,000	3,761,581
12/15/2028	4.375%	7,980,000	9,068,306
06/25/2038	4.625%	1,000,000	1,182,232
06/25/2048	4.875%	3,895,000	4,730,877
Bayer US Finance LLC(a)
10/08/2024	3.375%	520,000	552,570
Bristol-Myers Squibb Co.(a)
08/15/2025	3.875%	690,000	770,198
07/26/2029	3.400%	2,995,000	3,358,358
06/15/2039	4.125%	1,372,000	1,669,092
05/15/2044	4.625%	555,000	727,891
08/15/2045	5.000%	1,140,000	1,558,818
11/15/2047	4.350%	2,060,000	2,638,841
02/20/2048	4.550%	2,719,000	3,564,419
10/26/2049	4.250%	985,000	1,262,678
Gilead Sciences, Inc.
12/01/2021	4.400%	1,364,000	1,425,597
Johnson & Johnson
12/05/2033	4.375%	2,350,000	2,952,194
03/03/2037	3.625%	2,280,000	2,669,063
01/15/2038	3.400%	2,790,000	3,173,234
Merck & Co., Inc.
03/07/2049	4.000%	650,000	821,979
Mylan NV
12/15/2020	3.750%	49,000	49,624
Mylan, Inc.(a)
01/15/2023	3.125%	2,480,000	2,570,569
Mylan, Inc.
04/15/2048	5.200%	4,503,000	5,303,635
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Novartis Capital Corp.
02/14/2027	2.000%	805,000	823,680
08/14/2050	2.750%	4,480,000	4,643,519
Pfizer, Inc.
09/15/2023	3.200%	799,000	850,445
Shire Acquisitions Investments Ireland DAC
09/23/2021	2.400%	5,450,000	5,522,112
09/23/2023	2.875%	2,640,000	2,740,635
09/23/2026	3.200%	2,310,000	2,476,472
Takeda Pharmaceutical Co., Ltd.
11/26/2021	4.000%	1,293,000	1,348,068
Valeant Pharmaceuticals International, Inc.(a)
03/15/2022	6.500%	1,840,000	1,868,884
Total			155,753,554
Property & Casualty 0.5%
American Financial Group, Inc.
08/15/2026	3.500%	2,675,000	2,880,015
Arch Capital Finance LLC
12/15/2046	5.031%	970,000	1,309,633
Assurant, Inc.
09/27/2023	4.200%	2,360,000	2,543,140
02/22/2030	3.700%	1,057,000	1,120,373
Berkshire Hathaway Finance Corp.
01/15/2049	4.250%	1,500,000	1,870,304
Berkshire Hathaway, Inc.
03/15/2023	2.750%	396,000	410,728
03/15/2026	3.125%	4,850,000	5,256,539
CNA Financial Corp.
08/15/2021	5.750%	925,000	978,017
08/15/2027	3.450%	3,828,000	4,109,619
Fairfax Financial Holdings Ltd.
04/17/2028	4.850%	1,124,000	1,266,425
Fairfax US, Inc.(a)
08/13/2024	4.875%	573,000	634,243
Farmers Exchange Capital(a)
Subordinated
07/15/2028	7.050%	800,000	1,016,762
07/15/2048	7.200%	1,290,000	1,956,829
Farmers Exchange Capital II(a),(k)
Subordinated
11/01/2053	6.151%	2,700,000	3,461,724
Farmers Insurance Exchange(a)
05/01/2024	8.625%	1,165,000	1,422,089
Liberty Mutual Group, Inc.(a)
05/01/2022	4.950%	2,570,000	2,762,237
06/15/2023	4.250%	275,000	297,391
10/15/2050	3.951%	2,955,000	3,283,442

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	39

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Markel Corp.
05/20/2049	5.000%	5,095,000	6,354,968
Nationwide Mutual Insurance Co.(a),(b)
Subordinated
3-month USD LIBOR + 2.290% 12/15/2024	4.184%	1,725,000	1,723,434
XLIT Ltd.
03/31/2045	5.500%	670,000	941,924
Subordinated
03/31/2025	4.450%	1,387,000	1,552,454
Total			47,152,290
Railroads 0.2%
Burlington Northern Santa Fe LLC
09/15/2021	3.450%	295,000	302,965
09/01/2022	3.050%	475,000	492,469
09/01/2043	5.150%	989,000	1,338,721
08/01/2046	3.900%	1,440,000	1,676,345
Canadian Pacific Railway Ltd.
01/15/2022	4.500%	600,000	632,850
CSX Corp.
05/30/2042	4.750%	500,000	626,327
11/01/2066	4.250%	2,500,000	2,875,336
Norfolk Southern Corp.
08/01/2025	3.650%	607,000	669,369
Union Pacific Corp.
02/05/2050	3.250%	4,815,000	4,966,294
08/15/2059	3.950%	2,110,000	2,372,771
02/05/2070	3.750%	165,000	171,487
Total			16,124,934
Refining 0.0%
Marathon Petroleum Corp.
03/01/2021	5.125%	1,000,000	1,033,332
04/01/2024	5.125%	1,225,000	1,249,897
09/15/2054	5.000%	328,000	382,624
Total			2,665,853
Restaurants 0.0%
1011778 BC ULC/New Red Finance, Inc.(a)
10/15/2025	5.000%	1,650,000	1,663,835
Brinker International, Inc.(a)
10/01/2024	5.000%	1,425,000	1,494,793
Total			3,158,628
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Retail REIT 0.1%
Kimco Realty Corp.
11/01/2022	3.400%	290,000	303,943
03/01/2024	2.700%	2,158,000	2,230,638
10/01/2049	3.700%	2,633,000	2,847,332
Total			5,381,913
Retailers 0.4%
Alimentation Couche-Tard, Inc.(a)
07/26/2022	2.700%	2,100,000	2,151,627
07/26/2027	3.550%	2,000,000	2,167,362
AutoNation, Inc.
01/15/2021	3.350%	660,000	666,369
11/15/2024	3.500%	2,185,000	2,288,095
10/01/2025	4.500%	2,465,000	2,730,747
AutoZone, Inc.
04/21/2026	3.125%	415,000	441,358
Best Buy Co., Inc.
10/01/2028	4.450%	4,280,000	4,878,170
Dollar Tree, Inc.
05/15/2028	4.200%	2,500,000	2,792,851
Home Depot, Inc. (The)
12/06/2048	4.500%	784,000	1,023,618
12/15/2049	3.125%	4,365,000	4,639,201
L Brands, Inc.
02/15/2022	5.625%	4,150,000	4,352,691
10/15/2023	5.625%	400,000	430,914
Lowe’s Companies, Inc.
04/15/2046	3.700%	685,000	730,952
Macy’s Retail Holdings, Inc.
02/15/2043	4.300%	1,888,000	1,513,570
Michaels Stores, Inc.(a)
07/15/2027	8.000%	1,600,000	1,334,472
PetSmart, Inc.(a)
06/01/2025	5.875%	768,000	772,888
Rite Aid Corp.(a)
04/01/2023	6.125%	760,000	688,161
SACI Falabella(a)
10/30/2027	3.750%	450,000	468,657
Target Corp.
02/15/2030	2.350%	2,000,000	2,062,929
Walgreens Boots Alliance, Inc.
11/18/2024	3.800%	2,440,000	2,601,195
11/18/2044	4.800%	1,560,000	1,637,501
Walmart, Inc.
04/22/2024	3.300%	2,248,000	2,421,267
Total			42,794,595

The accompanying Notes to Financial Statements are an integral part of this statement.
40	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Supermarkets 0.1%
Ahold Finance U.S.A. LLC
05/01/2029	6.875%	1,800,000	2,465,279
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP(a)
02/15/2028	5.875%	1,120,000	1,168,973
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
01/15/2027	4.625%	975,000	961,323
Kroger Co. (The)
04/15/2042	5.000%	969,000	1,144,474
01/15/2048	4.650%	3,161,000	3,591,481
Total			9,331,530
Supranational 0.2%
Corporación Andina de Fomento
09/27/2021	2.125%	4,640,000	4,685,315
06/15/2022	4.375%	400,000	425,156
01/06/2023	2.750%	3,000,000	3,098,184
Inter-American Development Bank
10/15/2025	6.800%	2,500,000	3,210,930
07/15/2027	6.750%	4,000,000	5,388,417
International Bank for Reconstruction & Development(i)
09/17/2030	0.000%	1,550,000	1,284,096
North American Development Bank
10/26/2022	2.400%	1,950,000	1,998,830
Total			20,090,928
Technology 1.2%
Amphenol Corp.
03/01/2025	2.050%	1,015,000	1,034,894
02/15/2030	2.800%	1,570,000	1,606,047
Analog Devices, Inc.
12/05/2026	3.500%	89,000	97,054
Apple, Inc.
02/09/2022	2.150%	3,460,000	3,526,702
02/09/2022	2.500%	540,000	553,375
01/13/2023	2.400%	3,464,000	3,574,029
05/11/2027	3.200%	3,025,000	3,311,258
02/09/2045	3.450%	1,125,000	1,275,696
09/12/2047	3.750%	2,255,000	2,671,115
11/13/2047	3.750%	1,305,000	1,560,380
Broadcom Corp./Cayman Finance Ltd.
01/15/2022	3.000%	3,995,000	4,076,334
01/15/2024	3.625%	4,805,000	5,044,033
Broadcom, Inc.(a)
10/15/2022	3.125%	7,325,000	7,572,421
10/15/2024	3.625%	2,225,000	2,341,742
Broadridge Financial Solutions, Inc.
12/01/2029	2.900%	1,000,000	1,039,643
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CommScope Technologies LLC(a)
06/15/2025	6.000%	3,200,000	2,970,607
03/15/2027	5.000%	1,625,000	1,472,624
Corning, Inc.
11/15/2079	5.450%	465,000	509,729
Dell International LLC/EMC Corp.(a)
06/15/2026	6.020%	870,000	1,018,707
Diamond 1 Finance Corp./Diamond 2 Finance Corp.(a)
06/15/2021	4.420%	1,620,000	1,671,754
Everi Payments, Inc.(a)
12/15/2025	7.500%	1,161,000	1,221,122
Fiserv, Inc.
07/01/2024	2.750%	725,000	754,900
07/01/2026	3.200%	1,249,000	1,335,248
Flex Ltd.
06/15/2029	4.875%	3,400,000	3,777,485
Genpact Luxembourg SARL
04/01/2022	3.700%	3,425,000	3,542,355
Global Payments, Inc.
02/15/2025	2.650%	3,000,000	3,106,577
Hewlett Packard Enterprise Co.(k)
10/15/2020	3.600%	690,000	696,186
Hewlett-Packard Enterprise Co.
10/05/2021	3.500%	155,000	159,552
HP, Inc.
06/01/2021	4.300%	1,671,000	1,724,388
Infor US, Inc.
05/15/2022	6.500%	350,000	351,317
Intel Corp.
11/15/2029	2.450%	4,470,000	4,650,833
11/15/2049	3.250%	7,311,000	7,994,085
02/15/2060	3.100%	475,000	487,954
International Business Machines Corp.
05/15/2026	3.300%	2,000,000	2,188,355
Jabil, Inc.
12/15/2020	5.625%	1,000,000	1,029,277
Marvell Technology Group Ltd.
06/22/2023	4.200%	3,740,000	4,006,551
Microchip Technology, Inc.
06/01/2021	3.922%	1,845,000	1,892,821
Microsoft Corp.
08/08/2026	2.400%	1,758,000	1,849,424
11/03/2045	4.450%	1,443,000	1,928,172
08/08/2046	3.700%	3,557,000	4,318,784
02/12/2055	4.000%	960,000	1,222,011
02/06/2057	4.500%	3,330,000	4,650,723
NXP BV/Funding LLC(a)
06/01/2021	4.125%	850,000	873,385

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	41

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oracle Corp.
11/15/2047	4.000%	1,557,000	1,875,441
Panasonic Corp.(a)
07/19/2022	2.536%	3,975,000	4,060,170
PayPal Holdings, Inc.
10/01/2026	2.650%	2,000,000	2,090,197
Refinitiv US Holdings, Inc.(a)
11/15/2026	8.250%	1,750,000	1,932,112
Seagate HDD Cayman
03/01/2024	4.875%	2,305,000	2,435,455
SS&C Technologies, Inc.(a)
09/30/2027	5.500%	644,000	675,066
Texas Instruments, Inc.
09/04/2029	2.250%	985,000	1,008,023
Total			114,766,113
Tobacco 0.2%
Altria Group, Inc.
02/14/2022	3.490%	1,500,000	1,553,819
02/14/2029	4.800%	500,000	570,866
02/14/2039	5.800%	310,000	381,235
02/14/2049	5.950%	308,000	391,499
BAT Capital Corp.
09/06/2026	3.215%	750,000	784,643
08/15/2027	3.557%	569,000	599,210
08/15/2037	4.390%	700,000	739,972
08/15/2047	4.540%	5,800,000	6,028,474
Imperial Brands Finance PLC(a)
07/21/2022	3.750%	1,007,000	1,049,542
Philip Morris International, Inc.
08/21/2042	3.875%	569,000	622,201
Reynolds American, Inc.
06/12/2025	4.450%	1,325,000	1,466,542
08/04/2041	7.000%	1,170,000	1,495,862
09/15/2043	6.150%	520,000	644,576
08/15/2045	5.850%	3,390,000	4,040,202
Vector Group Ltd.(a)
02/01/2025	6.125%	3,350,000	3,239,441
Total			23,608,084
Transportation Services 0.4%
ERAC U.S.A. Finance LLC(a)
10/01/2020	5.250%	2,500,000	2,550,142
11/15/2024	3.850%	2,500,000	2,727,429
12/01/2026	3.300%	3,435,000	3,705,473
03/15/2042	5.625%	1,689,000	2,267,778
11/01/2046	4.200%	1,041,000	1,205,739
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FedEx Corp.
01/15/2024	4.000%	2,500,000	2,720,037
02/01/2035	3.900%	392,000	420,374
02/15/2048	4.050%	1,257,000	1,274,429
Penske Truck Leasing Co., LP/Finance Corp.(a)
04/01/2021	3.300%	2,000,000	2,035,565
02/01/2022	3.375%	1,200,000	1,235,680
08/01/2023	4.125%	5,245,000	5,677,220
01/29/2026	4.450%	1,120,000	1,256,626
Ryder System, Inc.
06/01/2021	3.500%	802,000	820,891
06/09/2023	3.750%	2,365,000	2,516,693
12/01/2023	3.875%	2,315,000	2,494,268
TTX Co.(a)
01/15/2025	3.600%	1,620,000	1,766,890
United Parcel Service, Inc.
04/01/2023	2.500%	1,046,000	1,083,568
Vinci SA(a)
04/10/2029	3.750%	513,000	584,724
Total			36,343,526
Wireless 0.4%
America Movil SAB de CV
03/30/2020	5.000%	87,000	87,218
07/16/2022	3.125%	200,000	207,177
American Tower Corp.
02/15/2024	5.000%	665,000	748,325
01/15/2027	2.750%	445,000	461,757
Digicel Group One Ltd.(a)
12/30/2022	8.250%	308,000	199,418
Digicel Group Two Ltd.(a)
09/30/2022	8.250%	292,000	73,612
SK Telecom Co., Ltd.(a)
04/16/2023	3.750%	2,490,000	2,641,612
Sprint Capital Corp.
03/15/2032	8.750%	275,000	382,098
Sprint Communications, Inc.(a)
03/01/2020	7.000%	4,675,000	4,675,989
Sprint Corp.
09/15/2023	7.875%	216,000	246,775
Sprint Spectrum Co. I/II/III LLC(a)
09/20/2021	3.360%	5,954,375	6,014,979
03/20/2025	4.738%	7,340,000	7,833,039
T-Mobile U.S.A., Inc.
03/01/2023	6.000%	524,000	530,566
01/15/2024	6.500%	925,000	945,793
04/15/2024	6.000%	837,000	856,332
02/01/2028	4.750%	961,000	1,002,526

The accompanying Notes to Financial Statements are an integral part of this statement.
42	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vodafone Group PLC
05/30/2048	5.250%	2,940,000	3,707,103
06/19/2049	4.875%	3,755,000	4,507,936
09/17/2050	4.250%	920,000	1,009,730
Total			36,131,985
Wirelines 0.9%
AT&T, Inc.
06/01/2024	3.550%	895,000	956,547
02/15/2030	4.300%	550,000	630,422
03/01/2037	5.250%	7,735,000	9,551,491
03/01/2039	4.850%	5,326,000	6,386,660
09/01/2040	5.350%	700,000	888,556
06/15/2044	4.800%	4,630,000	5,433,365
06/15/2045	4.350%	435,000	483,990
05/15/2046	4.750%	1,000,000	1,171,839
11/15/2046	5.150%	2,390,000	2,949,393
03/01/2047	5.450%	175,000	226,047
03/09/2049	4.550%	10,000,000	11,511,305
02/15/2050	5.150%	2,300,000	2,874,346
British Telecommunications PLC(a)
11/08/2029	3.250%	5,140,000	5,324,298
C&W Senior Financing DAC(a)
09/15/2027	6.875%	385,000	412,967
CenturyLink, Inc.
04/01/2020	5.625%	2,500,000	2,505,631
Deutsche Telekom AG(a)
01/21/2050	3.625%	5,005,000	5,307,877
Embarq Corp.
06/01/2036	7.995%	1,900,000	2,024,381
Front Range BidCo, Inc.(a),(c)
03/01/2027	4.000%	1,230,000	1,198,814
Level 3 Financing, Inc.(a)
09/15/2027	4.625%	461,000	469,102
Qwest Corp.
09/15/2025	7.250%	3,978,000	4,598,446
Telecom Italia Capital SA
06/04/2038	7.721%	880,000	1,144,458
Verizon Communications, Inc.
02/15/2025	3.376%	2,622,000	2,835,937
03/16/2027	4.125%	2,733,000	3,123,080
12/03/2029	4.016%	530,000	615,715
08/10/2033	4.500%	1,630,000	1,997,212
11/01/2034	4.400%	2,000,000	2,443,386
08/21/2046	4.862%	3,480,000	4,609,783
09/15/2048	4.522%	1,570,000	2,024,413
Total			83,699,461
Total Corporate Bonds & Notes (Cost $2,681,313,440)			2,842,627,317

Foreign Government Obligations(m) 3.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Argentina 0.1%
Argentine Republic Government International Bond
04/22/2021	6.875%	3,950,000	1,962,510
01/26/2022	5.625%	550,000	256,984
01/11/2023	4.625%	3,875,000	1,687,175
04/22/2026	7.500%	2,000,000	876,655
01/26/2027	6.875%	700,000	298,809
Argentine Republic Government International Bond(l)
12/31/2033	0.000%	2,537,689	1,358,773
Argentine Republic Government International Bond(k)
12/31/2033	8.280%	1,934,812	1,015,803
Provincia de Buenos Aires(a)
06/09/2021	9.950%	3,370,000	1,540,634
02/15/2023	6.500%	1,070,000	423,643
YPF SA(a)
03/23/2021	8.500%	350,000	339,210
Total			9,760,196
Bahrain 0.0%
Bahrain Government International Bond(a)
10/12/2028	7.000%	700,000	812,494
Brazil 0.2%
Brazil Minas SPE via State of Minas Gerais(a)
02/15/2028	5.333%	2,320,000	2,525,288
Brazilian Government International Bond
04/07/2026	6.000%	750,000	893,788
01/13/2028	4.625%	2,575,000	2,837,597
05/30/2029	4.500%	2,000,000	2,178,969
01/20/2034	8.250%	150,000	216,521
01/07/2041	5.625%	800,000	940,969
Centrais Eletricas Brasileiras SA(a)
02/04/2025	3.625%	1,600,000	1,594,229
Petrobras Global Finance BV
05/23/2026	8.750%	400,000	514,382
01/17/2027	7.375%	4,350,000	5,297,069
Total			16,998,812
Canada 0.2%
NOVA Chemicals Corp.(a)
06/01/2027	5.250%	2,200,000	2,092,265
Ontario Teachers’ Finance Trust(a)
04/16/2021	2.750%	1,250,000	1,272,528
Province of Alberta
03/15/2028	3.300%	3,000,000	3,442,150
Province of British Columbia
09/01/2036	7.250%	2,000,000	3,465,788

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	43

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Foreign Government Obligations(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Province of Manitoba
11/30/2020	2.050%	2,500,000	2,515,351
06/22/2026	2.125%	300,000	314,654
Province of Ontario
04/14/2020	4.400%	600,000	601,871
10/17/2023	3.400%	1,130,000	1,223,373
Province of Quebec(k)
02/27/2026	7.140%	1,230,000	1,608,207
03/02/2026	7.485%	2,000,000	2,649,895
Total			19,186,082
Chile 0.0%
Corporación Nacional del Cobre de Chile(a)
09/16/2025	4.500%	500,000	558,093
08/01/2027	3.625%	740,000	792,748
11/04/2044	4.875%	200,000	240,281
Empresa Nacional del Petroleo(a)
08/05/2026	3.750%	750,000	784,074
11/06/2029	5.250%	450,000	508,365
Total			2,883,561
Colombia 0.1%
Colombia Government International Bond
01/28/2026	4.500%	1,105,000	1,218,411
04/25/2027	3.875%	1,300,000	1,399,072
03/15/2029	4.500%	250,000	282,518
01/30/2030	3.000%	650,000	656,273
06/15/2045	5.000%	905,000	1,094,085
Total			4,650,359
Croatia 0.0%
Croatia Government International Bond(a)
04/04/2023	5.500%	500,000	550,996
01/26/2024	6.000%	500,000	572,234
01/26/2024	6.000%	300,000	343,341
Total			1,466,571
Dominican Republic 0.1%
Dominican Republic International Bond(a)
05/06/2021	7.500%	2,666,667	2,751,075
05/06/2021	7.500%	66,667	68,777
01/27/2025	5.500%	100,000	107,570
01/27/2025	5.500%	100,000	107,570
01/29/2026	6.875%	1,000,000	1,138,486
01/25/2027	5.950%	450,000	493,164
07/19/2028	6.000%	1,400,000	1,547,592
07/19/2028	6.000%	1,275,000	1,409,414
01/30/2030	4.500%	2,025,000	2,032,054
Total			9,655,702
Foreign Government Obligations(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ecuador 0.0%
Ecuador Government International Bond(a)
03/24/2020	10.500%	267,000	267,187
Egypt 0.1%
Egypt Government International Bond(a)
02/21/2023	5.577%	650,000	674,002
06/11/2025	5.875%	250,000	262,784
01/31/2027	7.500%	2,750,000	3,073,398
02/21/2028	6.588%	3,900,000	4,021,683
Total			8,031,867
Finland 0.0%
Republic of Finland
02/15/2026	6.950%	1,500,000	1,954,080
France 0.0%
Dexia Credit Local SA(a)
09/26/2023	3.250%	1,500,000	1,610,273
Gabon 0.0%
Gabon Government International Bond(a)
02/06/2031	6.625%	320,000	321,517
Ghana 0.0%
Ghana Government International Bond(a)
02/11/2027	6.375%	3,200,000	3,183,544
Hong Kong 0.0%
CNAC HK Finbridge Co., Ltd(a)
03/14/2028	5.125%	1,850,000	2,154,444
Hungary 0.0%
Hungary Government International Bond
03/29/2021	6.375%	222,000	232,629
11/22/2023	5.750%	2,000,000	2,273,552
Total			2,506,181
India 0.0%
Export-Import Bank of India(a)
08/05/2026	3.375%	860,000	903,510
02/01/2028	3.875%	1,025,000	1,102,686
Power Finance Corp., Ltd.(a)
12/06/2028	6.150%	546,000	642,029
Total			2,648,225
Indonesia 0.2%
Indonesia Government International Bond(a)
01/17/2038	7.750%	1,000,000	1,553,896
07/18/2047	4.750%	1,000,000	1,202,220

The accompanying Notes to Financial Statements are an integral part of this statement.
44	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Foreign Government Obligations(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Perusahaan Penerbit SBSN Indonesia III(a)
03/01/2028	4.400%	500,000	556,803
02/20/2029	4.450%	1,400,000	1,574,446
PT Indonesia Asahan Aluminium Persero(a)
11/15/2028	6.530%	770,000	948,937
PT Pertamina Persero(a)
01/21/2030	3.100%	1,725,000	1,715,502
08/25/2030	3.100%	750,000	740,311
05/20/2043	5.625%	250,000	302,850
PT Perusahaan Gas Negara Persero Tbk(a)
05/16/2024	5.125%	925,000	1,010,506
PT Perusahaan Listrik Negara(a)
05/15/2027	4.125%	5,000,000	5,364,937
05/21/2028	5.450%	2,000,000	2,342,753
05/21/2028	5.450%	500,000	585,688
01/25/2029	5.375%	200,000	234,635
Total			18,133,484
Iraq 0.0%
Iraq International Bond(a)
03/09/2023	6.752%	1,300,000	1,296,837
01/15/2028	5.800%	750,000	712,686
Total			2,009,523
Israel 0.1%
Israel Electric Corp., Ltd.(a)
08/14/2028	4.250%	3,100,000	3,446,976
Italy 0.3%
Republic of Italy
09/27/2023	6.875%	15,850,000	18,531,262
Republic of Italy Government International Bond
06/15/2033	5.375%	8,270,000	10,109,041
Total			28,640,303
Ivory Coast 0.0%
Ivory Coast Government International Bond(a),(k)
12/31/2032	5.750%	855,000	828,636
Japan 0.0%
Japan Bank for International Cooperation
05/23/2024	2.500%	600,000	632,190
Japan Finance Organization for Municipalities(a)
04/20/2022	2.625%	1,600,000	1,645,227
03/12/2024	3.000%	400,000	426,514
Total			2,703,931
Foreign Government Obligations(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kazakhstan 0.1%
KazMunayGas National Co. JSC(a)
04/24/2025	4.750%	950,000	1,038,955
04/19/2027	4.750%	1,725,000	1,910,862
04/19/2027	4.750%	300,000	332,324
04/24/2030	5.375%	2,050,000	2,387,546
04/24/2030	5.375%	500,000	582,328
Total			6,252,015
Kenya 0.0%
Kenya Government International Bond(a)
05/22/2027	7.000%	400,000	423,514
Mexico 0.5%
Banco Nacional de Comercio Exterior SNC(a),(k)
Subordinated
08/11/2026	3.800%	400,000	405,008
Mexico City Airport Trust(a)
10/31/2026	4.250%	1,435,000	1,540,734
07/31/2047	5.500%	2,150,000	2,351,826
Mexico Government International Bond
04/22/2029	4.500%	1,500,000	1,697,891
04/16/2030	3.250%	600,000	618,366
Pemex Project Funding Master Trust
01/21/2021	5.500%	1,600,000	1,631,380
06/15/2038	6.625%	50,000	49,001
Petroleos Mexicanos
03/05/2020	6.000%	3,000,000	3,001,821
12/20/2022	1.700%	307,500	306,673
08/04/2026	6.875%	3,440,000	3,747,551
03/13/2027	6.500%	13,853,000	14,526,562
01/23/2029	6.500%	625,000	641,881
06/15/2035	6.625%	1,850,000	1,855,874
01/23/2045	6.375%	940,000	883,997
01/23/2046	5.625%	300,000	263,699
09/21/2047	6.750%	7,669,000	7,358,990
02/12/2048	6.350%	770,000	715,501
Petroleos Mexicanos(a)
01/28/2031	5.950%	3,275,000	3,180,662
01/23/2050	7.690%	4,421,000	4,593,639
Total			49,371,056
Netherlands 0.1%
Petrobras Global Finance BV
02/01/2029	5.750%	3,900,000	4,395,393
03/19/2049	6.900%	4,840,000	5,829,329
Total			10,224,722
Norway 0.0%
Equinor ASA
11/18/2049	3.250%	3,080,000	3,288,407

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	45

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Foreign Government Obligations(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oman 0.0%
Oman Government International Bond(a)
01/17/2028	5.625%	942,000	942,808
Panama 0.0%
Panama Government International Bond
09/22/2024	4.000%	400,000	433,000
03/16/2025	3.750%	200,000	215,067
01/26/2036	6.700%	840,000	1,220,367
Total			1,868,434
Paraguay 0.0%
Paraguay Government International Bond(a)
01/25/2023	4.625%	400,000	425,673
Peru 0.1%
Corporación Financiera de Desarrollo SA(a)
07/15/2025	4.750%	1,070,000	1,179,610
Peruvian Government International Bond
03/14/2037	6.550%	1,785,000	2,708,461
11/18/2050	5.625%	150,000	231,032
Petroleos del Peru SA(a)
06/19/2032	4.750%	3,150,000	3,544,924
Total			7,664,027
Philippines 0.0%
Philippine Government International Bond
01/15/2032	6.375%	400,000	563,111
10/23/2034	6.375%	275,000	407,745
Total			970,856
Poland 0.0%
Poland Government International Bond
03/17/2023	3.000%	300,000	312,533
Qatar 0.1%
Nakilat, Inc.(a)
12/31/2033	6.067%	1,164,000	1,418,363
Qatar Government International Bond(a)
04/23/2028	4.500%	840,000	975,184
04/23/2048	5.103%	1,910,000	2,544,224
Ras Laffan Liquefied Natural Gas Co., Ltd. II(a)
09/30/2020	5.298%	183,844	185,878
Total			5,123,649
Romania 0.1%
Romanian Government International Bond(a)
08/22/2023	4.375%	150,000	160,802
06/15/2048	5.125%	4,400,000	5,233,558
Total			5,394,360
Foreign Government Obligations(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Russian Federation 0.1%
Gazprom OAO Via Gaz Capital SA(a)
02/06/2028	4.950%	800,000	890,487
Gazprom PJSC Via Gaz Capital SA(a)
03/23/2027	4.950%	1,150,000	1,272,908
Gazprom PJSC via Gaz Finance PLC(a)
02/25/2030	3.250%	1,200,000	1,179,857
Russian Foreign Bond - Eurobond(a)
09/16/2023	4.875%	200,000	219,246
05/27/2026	4.750%	1,600,000	1,802,617
06/23/2027	4.250%	1,000,000	1,105,120
04/04/2042	5.625%	800,000	1,056,415
Total			7,526,650
Saudi Arabia 0.1%
Saudi Arabia Government International Bond(a)
04/17/2025	4.000%	2,530,000	2,746,946
Saudi Government International Bond(a)
04/17/2030	4.500%	750,000	873,396
10/26/2046	4.500%	230,000	264,426
Total			3,884,768
South Africa 0.1%
Eskom Holdings SOC Ltd.(a)
01/26/2021	5.750%	2,300,000	2,306,245
01/26/2021	5.750%	1,000,000	1,002,715
08/06/2023	6.750%	200,000	200,397
02/11/2025	7.125%	950,000	953,107
08/10/2028	6.350%	1,400,000	1,492,794
Republic of South Africa Government International Bond
10/12/2028	4.300%	1,225,000	1,215,053
09/30/2029	4.850%	2,850,000	2,870,908
South Africa Government International Bond
01/17/2024	4.665%	1,740,000	1,826,378
Total			11,867,597
South Korea 0.0%
Export-Import Bank of Korea
12/30/2020	2.625%	400,000	404,552
Korea Development Bank (The)
03/11/2020	2.500%	300,000	300,049
09/14/2022	3.000%	200,000	208,579
Total			913,180
Sri Lanka 0.0%
Sri Lanka Government International Bond(a)
01/18/2022	5.750%	1,600,000	1,614,963

The accompanying Notes to Financial Statements are an integral part of this statement.
46	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Foreign Government Obligations(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Turkey 0.1%
Turkey Government International Bond
03/30/2021	5.625%	3,400,000	3,444,235
03/23/2023	3.250%	680,000	647,260
02/05/2025	7.375%	1,479,000	1,577,791
10/09/2026	4.875%	6,175,000	5,810,189
Turkiye Vakiflar Bankasi TAO(a)
02/05/2025	5.250%	1,050,000	978,061
Total			12,457,536
Ukraine 0.2%
Ukraine Government International Bond(a)
09/01/2020	7.750%	595,000	605,136
09/01/2021	7.750%	2,710,000	2,854,654
09/01/2022	7.750%	2,410,000	2,597,834
02/01/2024	8.994%	1,400,000	1,568,798
09/01/2025	7.750%	3,050,000	3,332,436
11/01/2028	9.750%	3,850,000	4,640,803
Total			15,599,661
United Arab Emirates 0.0%
DP World Crescent Ltd.(a)
09/26/2028	4.848%	740,000	801,522
DP World Ltd.(a)
07/02/2037	6.850%	300,000	379,138
Total			1,180,660
United States 0.0%
Citgo Holding, Inc.(a)
08/01/2024	9.250%	375,000	389,930
Uruguay 0.0%
Uruguay Government International Bond
01/23/2031	4.375%	615,000	707,244
04/20/2055	4.975%	1,000,000	1,239,655
Total			1,946,899
Virgin Islands 0.0%
Sinopec Group Overseas Development Ltd.(a)
04/28/2025	3.250%	400,000	425,935
04/28/2025	3.250%	300,000	319,452
Total			745,387
Total Foreign Government Obligations (Cost $288,815,864)			294,243,233

Inflation-Indexed Bonds 1.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 1.0%
U.S. Treasury Inflation-Indexed Bond
07/15/2024	0.125%	3,490,353	3,582,702
10/15/2024	0.125%	21,695,306	22,299,975
07/15/2029	0.250%	30,912,076	32,659,366
02/15/2050	0.250%	33,899,078	35,515,930
Total			94,057,973
Total Inflation-Indexed Bonds (Cost $91,141,239)			94,057,973

Municipal Bonds 0.5%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 0.1%
Chicago O’Hare International Airport
Refunding Revenue Bonds
Taxable Senior Lien
Series 2018C
01/01/2049	4.472%	1,630,000	2,204,754
01/01/2054	4.572%	1,630,000	2,232,693
Total			4,437,447
Higher Education 0.1%
University of California
Refunding Revenue Bonds
Taxable General
Series 2017AX
07/01/2025	3.063%	5,700,000	6,214,083
University of Texas System (The)
Revenue Bonds
Taxable Permanent University Fund
Series 2017
07/01/2047	3.376%	3,025,000	3,682,090
University of Virginia
Revenue Bonds
Taxable
Series 2017C
09/01/2117	4.179%	725,000	1,065,083
Total			10,961,256
Hospital 0.1%
Regents of the University of California Medical Center(c)
Taxable Revenue Bonds
Series 2020N
05/15/2060	3.256%	6,450,000	6,605,381
Local General Obligation 0.1%
City of New York
Unlimited General Obligation Bonds
Series 2010 (BAM)
03/01/2036	5.968%	3,100,000	4,489,668

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	47

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Los Angeles Unified School District
Unlimited General Obligation Bonds
Taxable Build America Bonds
Series 2009
07/01/2034	5.750%	2,685,000	3,675,604
Total			8,165,272
Sales Tax 0.0%
Puerto Rico Sales Tax Financing Corp. Sales Tax(n)
Revenue Bonds
Series 2019A-1
07/01/2058	5.000%	2,740,000	3,135,574
Special Non Property Tax 0.0%
State of Illinois
Revenue Bonds
Taxable Sales Tax
Series 2013
06/15/2028	3.350%	2,500,000	2,627,400
State General Obligation 0.0%
State of California
Unlimited General Obligation Bonds
Build America Bonds
Series 2010
03/01/2040	7.625%	800,000	1,364,600
Turnpike / Bridge / Toll Road 0.1%
Bay Area Toll Authority
Revenue Bonds
Series 2009 (BAM)
04/01/2049	6.263%	1,920,000	3,302,458
Pennsylvania Turnpike Commission
Revenue Bonds
Build America Bonds
Series 2009
12/01/2039	6.105%	1,620,000	2,402,735
Texas Private Activity Bond Surface Transportation Corp.
Taxable Revenue Bonds
North Tarrant Express Managed Lanes Project
Series 2019
12/31/2049	3.922%	875,000	1,011,167
Total			6,716,360
Total Municipal Bonds (Cost $38,267,432)			44,013,290

Residential Mortgage-Backed Securities - Agency 23.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
03/01/2022- 08/01/2022	8.500%	2,241	2,308
08/01/2024- 02/01/2025	8.000%	13,337	14,374
10/01/2028- 07/01/2032	7.000%	192,309	223,739
03/01/2031- 02/01/2050	3.000%	83,887,609	87,118,614
10/01/2031- 07/01/2037	6.000%	650,283	761,273
02/01/2032	2.500%	19,202,770	19,863,936
04/01/2033- 09/01/2039	5.500%	1,256,816	1,433,806
05/01/2033- 01/01/2050	3.500%	146,513,183	156,477,992
10/01/2039- 08/01/2048	5.000%	2,993,851	3,267,806
09/01/2040- 01/01/2049	4.000%	30,454,205	33,011,123
09/01/2040- 10/01/2048	4.500%	13,986,628	15,044,159
CMO Series 2060 Class Z
05/15/2028	6.500%	149,491	169,467
CMO Series 2310 Class Z
04/15/2031	6.000%	114,123	128,592
CMO Series 2725 Class TA
12/15/2033	4.500%	1,525,000	1,802,202
CMO Series 2882 Class ZC
11/15/2034	6.000%	4,906,135	5,708,665
CMO Series 2953 Class LZ
03/15/2035	6.000%	2,441,884	3,167,397
CMO Series 3028 Class ZE
09/15/2035	5.500%	125,729	163,485
CMO Series 3032 Class PZ
09/15/2035	5.800%	299,372	431,991
CMO Series 3071 Class ZP
11/15/2035	5.500%	6,600,967	8,577,747
CMO Series 3121 Class EZ
03/15/2036	6.000%	135,034	158,026
CMO Series 3181 Class AZ
07/15/2036	6.500%	82,075	95,238
CMO Series 353 Class 300
12/15/2046	3.000%	11,988,186	12,685,805
CMO Series 3740 Class BA
10/15/2040	4.000%	3,000,000	3,432,481
CMO Series 3741 Class PD
10/15/2040	4.000%	1,855,000	2,171,966
CMO Series 3747 Class HY
10/15/2040	4.500%	2,991,000	3,635,116

The accompanying Notes to Financial Statements are an integral part of this statement.
48	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 3753 Class KZ
11/15/2040	4.500%	6,186,092	7,305,151
CMO Series 3769 Class ZC
12/15/2040	4.500%	7,337,313	8,213,298
CMO Series 3809 Class HZ
02/15/2041	4.000%	2,526,113	2,874,322
CMO Series 3841 Class JZ
04/15/2041	5.000%	765,281	907,886
CMO Series 3888 Class ZG
07/15/2041	4.000%	1,443,187	1,590,501
CMO Series 3926 Class NY
09/15/2041	4.000%	1,000,000	1,107,540
CMO Series 3928 Class MB
09/15/2041	4.500%	2,435,000	2,743,006
CMO Series 3934 Class CB
10/15/2041	4.000%	6,000,000	6,650,821
CMO Series 3963 Class JB
11/15/2041	4.500%	7,142,422	8,245,989
CMO Series 3982 Class TZ
01/15/2042	4.000%	1,380,983	1,599,317
CMO Series 4013 Class PL
03/15/2042	3.500%	1,281,000	1,560,714
CMO Series 4027 Class AB
12/15/2040	4.000%	3,733,145	4,057,919
CMO Series 4034 Class PB
04/15/2042	4.500%	730,566	966,199
CMO Series 4057 Class ZB
06/15/2042	3.500%	5,229,089	5,819,863
CMO Series 4057 Class ZL
06/15/2042	3.500%	10,003,996	11,198,947
CMO Series 4059 Class DY
06/15/2042	3.500%	5,074,000	5,818,971
CMO Series 4077 Class KM
11/15/2041	3.500%	727,170	768,990
CMO Series 4091 Class KB
08/15/2042	3.000%	6,500,000	7,074,820
CMO Series 4182 Class QN
02/15/2033	3.000%	4,421,423	4,655,951
CMO Series 4247 Class AY
09/15/2043	4.500%	1,500,000	1,888,707
CMO Series 4361 Class VB
02/15/2038	3.000%	6,183,756	6,460,038
CMO Series 4396 Class PZ
06/15/2037	3.000%	725,233	793,948
CMO Series 4421 Class PB
12/15/2044	4.000%	5,941,237	6,981,551
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4440 Class ZX
01/15/2045	4.000%	10,988,969	12,800,472
CMO Series 4463 Class ZA
04/15/2045	4.000%	4,851,589	5,634,887
CMO Series 4495 Class PA
09/15/2043	3.500%	447,064	474,416
CMO Series 4496 Class PZ
07/15/2045	2.500%	642,489	664,050
CMO Series 4627 Class PL
10/15/2046	3.000%	2,541,000	2,870,326
CMO Series 4649 Class BP
01/15/2047	3.500%	2,286,452	2,503,107
CMO Series 4745 Class VD
01/15/2040	4.000%	5,493,630	6,080,100
CMO Series 4758 Class HA
06/15/2045	4.000%	3,255,207	3,388,310
CMO Series 4767 Class HN
03/15/2048	3.500%	4,621,584	5,051,033
CMO Series 4771 Class HZ
03/15/2048	3.500%	8,579,191	9,699,375
CMO Series 4774 Class KA
12/15/2045	4.500%	6,165,277	6,464,180
CMO Series 4776 Class DW
09/15/2044	4.000%	10,000,000	10,669,568
CMO Series 4787 Class PY
05/15/2048	4.000%	3,600,000	3,901,662
CMO Series 4793 Class CD
06/15/2048	3.000%	3,967,057	4,091,216
CMO Series 4800 Class KG
11/15/2045	3.500%	5,000,000	5,195,270
CMO Series 4830 Class AP
02/15/2047	4.000%	8,429,503	9,043,113
CMO Series 4839 Class A
04/15/2051	4.000%	5,497,552	6,015,047
CMO Series 4846 Class MC
06/15/2046	4.000%	12,777,537	13,114,178
Federal Home Loan Mortgage Corp.(o)
03/01/2035	2.500%	3,750,000	3,852,206
12/01/2048- 04/01/2049	4.000%	20,925,005	22,486,407
08/01/2049- 10/01/2049	3.500%	14,369,421	15,313,093
Federal Home Loan Mortgage Corp.(b)
CMO Series 1486 Class FA
1-month USD LIBOR + 1.300% Floor 1.300%, Cap 10.000% 04/15/2023	2.959%	185,967	188,506

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	49

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2380 Class F
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 8.500% 11/15/2031	2.109%	256,042	257,058
CMO Series 2557 Class FG
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 8.000% 01/15/2033	2.059%	539,874	541,231
CMO Series 2962 Class PF
1-month USD LIBOR + 0.250% Floor 0.250%, Cap 7.000% 03/15/2035	1.909%	270,023	268,584
CMO Series 2981 Class FU
1-month USD LIBOR + 0.200% Floor 0.200%, Cap 8.000% 05/15/2030	1.859%	450,063	448,273
CMO Series 3065 Class EB
-3.0 x 1-month USD LIBOR + 19.890% Cap 19.890% 11/15/2035	14.915%	529,549	816,523
CMO Series 3081 Class GC
-3.7 x 1-month USD LIBOR + 23.833% Cap 23.833% 12/15/2035	17.752%	966,643	1,582,508
CMO Series 3085 Class FV
1-month USD LIBOR + 0.700% Floor 0.700%, Cap 8.000% 08/15/2035	2.359%	993,952	1,003,525
CMO Series 3564 Class FC
1-month USD LIBOR + 1.250% Floor 1.250%, Cap 6.500% 01/15/2037	2.905%	391,798	405,876
CMO Series 3680 Class FA
1-month USD LIBOR + 1.000% Floor 1.000%, Cap 6.000% 06/15/2040	2.659%	1,659,193	1,695,197
CMO Series 3772 Class EF
1-month USD LIBOR + 1.050% Floor 1.050%, Cap 6.000% 12/15/2040	2.709%	1,047,789	1,069,414
CMO Series 3785 Class LS
-2.0 x 1-month USD LIBOR + 9.900% Cap 9.900% 01/15/2041	6.583%	2,032,007	2,624,045
CMO Series 3838 Class FG
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 7.000% 03/15/2040	2.059%	991,286	989,613
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 3852 Class QN
-3.6 x 1-month USD LIBOR + 27.211% Cap 5.500% 05/15/2041	5.500%	58,605	63,921
CMO Series 3973 Class FP
1-month USD LIBOR + 0.300% Floor 0.300%, Cap 7.000% 12/15/2026	1.959%	728,286	729,789
CMO Series 3996 Class XF
1-month USD LIBOR + 0.550% Floor 0.550%, Cap 6.500% 12/15/2040	2.209%	6,874,248	6,897,002
CMO Series 4048 Class FJ
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 9,999.000% 07/15/2037	2.181%	383,535	383,210
CMO Series 4203 Class QF
1-month USD LIBOR + 0.250% Floor 0.250%, Cap 6.500% 05/15/2043	1.909%	4,177,623	4,149,644
CMO Series 4238 Class FD
1-month USD LIBOR + 0.300% Floor 0.300%, Cap 7.000% 02/15/2042	1.959%	1,907,992	1,910,577
CMO Series 4311 Class PF
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 6.500% 06/15/2042	2.009%	178,511	178,673
CMO Series 4364 Class FE
1-month USD LIBOR + 0.300% Floor 0.300%, Cap 7.000% 12/15/2039	1.959%	320,451	320,682
Federal Home Loan Mortgage Corp.(b),(g)
CMO Series 2013-4258 Class SJ
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 10/15/2043	4.992%	7,917,010	1,583,265
CMO Series 2014-4313 Class MS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 04/15/2039	4.492%	10,354,520	1,691,154
CMO Series 3404 Class AS
-1.0 x 1-month USD LIBOR + 5.895% Cap 5.895% 01/15/2038	4.237%	3,237,175	559,645

The accompanying Notes to Financial Statements are an integral part of this statement.
50	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 3578 Class DI
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 04/15/2036	4.992%	4,781,694	952,387
CMO Series 3892 Class SC
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 07/15/2041	4.292%	7,269,593	1,394,421
CMO Series 4087 Class SC
-1.0 x 1-month USD LIBOR + 5.550% Cap 5.550% 07/15/2042	3.892%	9,516,443	1,607,165
CMO Series 4910 Class SG
1-month LIBID + 6.050% Cap 6.050% 09/25/2049	4.423%	35,547,941	7,051,083
Federal Home Loan Mortgage Corp.(f),(g)
CMO Series 3833 Class LI
10/15/2040	2.259%	13,494,809	698,112
Federal Home Loan Mortgage Corp.(g)
CMO Series 4146 Class IA
12/15/2032	3.500%	10,481,401	1,220,995
CMO Series 4186 Class IB
03/15/2033	3.000%	10,524,355	1,074,832
CMO Series 4627 Class PI
05/15/2044	3.500%	10,998,615	911,846
CMO Series 4698 Class BI
07/15/2047	5.000%	27,286,103	5,181,555
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(f),(g)
CMO Series K051 Class X1
09/25/2025	0.545%	18,720,561	501,222
CMO Series K058 Class X1
08/25/2026	0.927%	2,451,262	131,059
CMO Series KW02 Class X1
12/25/2026	0.312%	11,256,011	156,197
Federal National Mortgage Association
04/01/2023	8.500%	52	52
06/01/2024	9.000%	761	768
02/01/2025- 08/01/2027	8.000%	28,216	31,098
03/01/2026- 07/01/2038	7.000%	639,168	761,863
04/01/2027- 06/01/2032	7.500%	50,358	56,846
05/01/2029- 10/01/2040	6.000%	2,204,829	2,562,136
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/01/2029- 03/01/2050	3.000%	128,639,384	133,420,936
06/01/2030	4.960%	1,010,584	1,177,819
01/01/2031- 01/01/2035	2.500%	45,522,367	46,801,927
03/01/2033- 04/01/2041	5.500%	1,126,483	1,278,977
10/01/2033- 02/01/2050	3.500%	265,187,583	280,460,515
07/01/2039- 10/01/2041	5.000%	4,333,827	4,872,634
10/01/2040- 12/01/2048	4.500%	18,370,390	19,818,541
02/01/2041- 03/01/2049	4.000%	90,299,021	97,719,105
CMO Series 2003-22 Class Z
04/25/2033	6.000%	153,496	177,091
CMO Series 2003-33 Class PT
05/25/2033	4.500%	11,477	12,808
CMO Series 2003-82 Class Z
08/25/2033	5.500%	155,899	179,851
CMO Series 2005-110 Class GL
12/25/2035	5.500%	1,821,568	2,108,598
CMO Series 2005-68 Class KZ
08/25/2035	5.750%	15,138,497	17,678,450
CMO Series 2007-50 Class DZ
06/25/2037	5.500%	908,744	1,054,300
CMO Series 2009-100 Class PL
12/25/2039	5.000%	770,652	957,055
CMO Series 2009-111 Class DA
12/25/2039	5.000%	30,546	30,803
CMO Series 2010-134 Class DB
12/25/2040	4.500%	10,000,000	11,815,744
CMO Series 2010-139 Class HA
11/25/2040	4.000%	2,000,000	2,268,991
CMO Series 2010-37 Class A1
05/25/2035	5.410%	763,776	803,128
CMO Series 2010-81 Class PB
08/25/2040	5.000%	829,499	1,035,193
CMO Series 2011-18 Class ZK
03/25/2041	4.000%	7,763,777	8,539,574
CMO Series 2011-53 Class WT
06/25/2041	4.500%	636,662	717,779
CMO Series 2012-103 Class PY
09/25/2042	3.000%	1,000,000	1,115,935
CMO Series 2012-112 Class DA
10/25/2042	3.000%	17,259,240	18,208,774
CMO Series 2012-121 Class GZ
11/25/2042	3.500%	12,016,822	13,675,001

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	51

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2012-68 Class ZA
07/25/2042	3.500%	8,590,523	9,767,548
CMO Series 2012-94
09/25/2042	3.500%	5,198,719	5,939,748
CMO Series 2013-106 Class LA
08/25/2041	4.000%	3,587,078	3,938,793
CMO Series 2013-126 Class ZA
07/25/2032	4.000%	14,439,282	15,679,549
CMO Series 2013-15 Class BL
03/25/2043	2.500%	2,323,879	2,454,986
CMO Series 2013-16 Class GD
03/25/2033	3.000%	9,511,584	9,839,255
CMO Series 2013-17 Class JP
03/25/2043	3.000%	650,000	706,261
CMO Series 2013-66 Class AP
05/25/2043	6.000%	1,441,954	1,659,335
CMO Series 2015-18 Class NB
04/25/2045	3.000%	2,002,796	2,219,028
CMO Series 2016-25 Class LB
05/25/2046	3.000%	5,000,000	5,581,095
CMO Series 2016-9 Class A
09/25/2043	3.000%	605,742	628,276
CMO Series 2017-107 Class JM
01/25/2048	3.000%	6,445,481	6,993,180
CMO Series 2017-82 Class ML
10/25/2047	4.000%	546,948	689,210
CMO Series 2017-82 Class PL
10/25/2047	3.000%	1,062,000	1,144,143
CMO Series 2017-89 Class CY
11/25/2047	3.000%	2,377,511	2,712,488
CMO Series 2018-38 Class PA
06/25/2047	3.500%	2,780,031	2,892,347
CMO Series 2018-55 Class PA
01/25/2047	3.500%	10,516,518	10,944,002
CMO Series 2018-64 Class ET
09/25/2048	3.000%	11,392,313	11,792,826
CMO Series 2018-94D Class KD
12/25/2048	3.500%	5,140,168	5,248,535
CMO Series 2019-9 Class DZ
03/25/2049	4.000%	5,099,634	5,788,538
CMO Series 98-17 Class Z
04/18/2028	6.500%	134,725	149,898
Federal National Mortgage Association(b)
6-month USD LIBOR + 1.445% Floor 1.445%, Cap 9.866% 04/01/2034	3.361%	91,541	94,165
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2002-59 Class HF
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 8.000% 08/17/2032	2.009%	204,809	204,979
CMO Series 2004-93 Class FC
1-month USD LIBOR + 0.200% Floor 0.200%, Cap 8.000% 12/25/2034	1.827%	795,579	789,637
CMO Series 2006-71 Class SH
-2.6 x 1-month USD LIBOR + 15.738% Cap 15.738% 05/25/2035	11.471%	236,097	322,302
CMO Series 2007-90 Class F
1-month USD LIBOR + 0.490% Floor 0.490%, Cap 7.000% 09/25/2037	2.117%	339,758	341,511
CMO Series 2007-W7 Class 1A4
-6.0 x 1-month USD LIBOR + 39.180% Cap 39.180% 07/25/2037	29.420%	97,495	179,028
CMO Series 2008-15 Class AS
-5.0 x 1-month USD LIBOR + 33.000% Cap 33.000% 08/25/2036	24.866%	502,930	965,526
CMO Series 2010-135 Class FD
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 6.500% 06/25/2039	2.127%	1,335,555	1,338,077
CMO Series 2010-142 Class HS
-2.0 x 1-month USD LIBOR + 10.000% Cap 10.000% 12/25/2040	6.690%	1,124,332	1,395,628
CMO Series 2010-150 Class FL
1-month USD LIBOR + 0.550% Floor 0.550%, Cap 7.000% 10/25/2040	2.177%	370,257	372,796
CMO Series 2010-74 Class WF
1-month USD LIBOR + 0.600% Floor 0.600%, Cap 7.000% 07/25/2034	2.227%	811,092	815,600
CMO Series 2010-86 Class FE
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 6.500% 08/25/2025	2.077%	562,888	563,335
CMO Series 2011-99 Class KF
1-month USD LIBOR + 0.300% Floor 0.300%, Cap 7.000% 10/25/2026	1.927%	1,109,488	1,110,298

The accompanying Notes to Financial Statements are an integral part of this statement.
52	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2012-1 Class FA
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 6.500% 02/25/2042	2.127%	2,007,496	2,004,864
CMO Series 2012-115 Class MT
-3.0 x 1-month USD LIBOR + 13.500% Cap 4.500% 10/25/2042	4.500%	1,925,632	2,033,694
CMO Series 2012-14 Class FB
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 7.000% 08/25/2037	2.077%	93,418	93,614
CMO Series 2012-47 Class HF
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 6.500% 05/25/2027	2.027%	1,056,263	1,061,520
CMO Series 2012-73 Class LF
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 6.500% 06/25/2039	2.077%	963,160	964,754
CMO Series 2016-32 Class GT
-4.5 x 1-month USD LIBOR + 18.000% Cap 4.500% 01/25/2043	4.500%	1,928,491	2,059,418
CMO Series 2017-82 Class FG
1-month USD LIBOR + 0.250% Floor 0.250%, Cap 6.500% 11/25/2032	1.877%	1,972,290	1,957,223
CMO Series 2019-81 Class FJ
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 6.500% 01/25/2050	2.127%	11,819,031	11,798,252
Federal National Mortgage Association(o)
03/01/2035	2.500%	44,215,000	45,420,090
06/01/2049	3.500%	8,869,053	9,499,450
06/01/2056	4.500%	3,489,311	3,860,469
Federal National Mortgage Association(b),(g)
CMO Series 2004-29 Class PS
-1.0 x 1-month USD LIBOR + 7.600% Cap 7.600% 05/25/2034	5.973%	2,081,015	544,775
CMO Series 2006-43 Class SJ
-1.0 x 1-month USD LIBOR + 6.590% Cap 6.590% 06/25/2036	4.963%	1,585,362	268,718
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2009-100 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 12/25/2039	4.573%	5,078,146	893,208
CMO Series 2009-87 Class NS
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 11/25/2039	4.623%	8,127,470	1,586,151
CMO Series 2010-131 Class SA
-1.0 x 1-month USD LIBOR + 6.600% Cap 6.600% 11/25/2040	4.973%	6,408,014	1,502,269
CMO Series 2010-21 Class SA
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 03/25/2040	4.623%	12,172,223	2,363,175
CMO Series 2010-57 Class SA
-1.0 x 1-month USD LIBOR + 6.450% Cap 6.450% 06/25/2040	4.823%	2,994,841	609,827
CMO Series 2011-47 Class GS
-1.0 x 1-month USD LIBOR + 5.930% Cap 5.930% 06/25/2041	4.303%	10,176,615	1,838,719
CMO Series 2012-17 Class MS
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 03/25/2027	5.073%	6,363,731	656,959
CMO Series 2013-10 Class SJ
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 02/25/2043	4.523%	9,568,085	1,981,291
CMO Series 2013-19 Class KS
-1.0 x 3-month USD LIBOR + 6.200% Cap 6.200% 10/25/2041	4.573%	10,787,938	1,672,312
CMO Series 2013-34 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 04/25/2043	4.523%	23,732,464	5,217,070

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	53

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2014-40 Class HS
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 07/25/2044	5.073%	6,291,855	1,489,383
CMO Series 2014-52 Class SL
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 09/25/2044	4.473%	12,017,752	2,189,082
CMO Series 2015-81 Class SD
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 01/25/2037	5.073%	10,532,222	1,729,221
CMO Series 2016-19 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 04/25/2046	4.473%	9,930,297	1,969,563
CMO Series 2016-32 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 10/25/2034	4.473%	4,489,471	825,705
CMO Series 2016-60 Class QS
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 09/25/2046	4.473%	12,836,031	2,529,309
CMO Series 2016-60 Class SE
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 09/25/2046	4.623%	12,494,582	2,318,672
CMO Series 2016-82 Class SG
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 11/25/2046	4.473%	16,227,811	3,180,343
CMO Series 2016-93 Class SL
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 12/25/2046	5.023%	8,038,647	1,617,574
CMO Series 2017-26 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 04/25/2047	4.523%	11,353,522	2,131,565
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-57 Class SD
-1.0 x 1-month USD LIBOR + 3.950% Cap 2.750% 08/25/2047	2.323%	15,417,791	1,474,462
CMO Series 2018-61 Class SA
1-month USD LIBOR + 6.200% Cap 6.200% 08/25/2048	4.573%	6,337,163	1,262,731
CMO Series 2019-35 Class SH
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2049	4.523%	28,886,827	5,007,107
CMO Series 2019-39 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 08/25/2049	4.473%	29,652,444	5,388,611
Federal National Mortgage Association(g)
CMO Series 2013-16 Class MI
03/25/2043	4.000%	8,335,564	1,054,882
CMO Series 2013-23 Class AI
03/25/2043	5.000%	12,367,279	2,333,509
CMO Series 2013-35 Class IB
04/25/2033	3.000%	12,726,143	1,383,544
CMO Series 2013-41 Class HI
02/25/2033	3.000%	14,229,750	1,406,486
CMO Series 385 Class 8
12/25/2037	5.500%	4,370,494	930,353
Federal National Mortgage Association(f)
CMO Series 2016-40 Class GA
07/25/2046	4.224%	9,727,694	10,155,775
Federal National Mortgage Association(p)
CMO Series G93-28 Class E
07/25/2022	0.000%	96,675	94,989
Government National Mortgage Association
05/15/2040- 10/20/2048	5.000%	8,789,534	9,523,024
05/20/2041- 08/20/2048	4.500%	17,609,358	18,702,882
02/15/2042- 11/20/2049	4.000%	33,580,509	35,380,287
03/20/2046- 07/20/2049	3.500%	60,280,356	62,927,672
09/20/2046- 02/20/2050	3.000%	37,650,709	39,024,894
04/20/2061	4.310%	2,273	2,498
01/20/2062	4.550%	2,141	2,202
05/20/2062	4.067%	13,057	13,567
05/20/2062	4.145%	20,181	20,303
06/20/2062	3.992%	3,038	3,094

The accompanying Notes to Financial Statements are an integral part of this statement.
54	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
07/20/2062	4.519%	1,530	1,638
08/20/2062	4.233%	20,454	20,576
10/20/2062	4.311%	9,805	10,006
03/20/2063	4.383%	27,931	28,235
04/20/2063	4.417%	29,044	29,543
04/20/2063	4.862%	443	457
06/20/2063	4.339%	2,589,956	2,627,466
01/20/2064	4.376%	8,816	8,970
01/20/2064	4.669%	320,049	340,681
02/20/2064	4.613%	427,582	465,567
05/20/2064	4.667%	293,667	315,703
06/20/2064	4.216%	432,741	458,524
12/20/2064	4.621%	3,982,467	4,398,363
02/20/2065	4.576%	329,400	360,539
01/20/2066	4.506%	2,650,791	2,928,882
01/20/2066- 12/20/2066	4.567%	2,948,125	3,218,700
01/20/2066	4.571%	768,754	851,216
02/20/2066	4.458%	3,352,103	3,744,204
02/20/2066	4.498%	2,013,510	2,244,411
04/20/2066	4.565%	2,519,898	2,794,204
07/20/2066	4.651%	485,518	531,799
08/20/2066	4.647%	983,806	1,110,589
12/20/2066	4.427%	522,013	587,780
12/20/2066	4.528%	621,529	698,050
01/20/2067	4.596%	377,361	409,232
04/20/2067	4.556%	2,834,847	3,193,916
04/20/2067	4.559%	428,595	464,331
06/20/2067	4.455%	1,873,746	2,107,424
06/20/2067	4.625%	799,006	908,191
08/20/2067	4.628%	756,339	809,265
08/20/2067	4.637%	2,274,594	2,599,738
08/20/2067	4.655%	683,135	781,043
CMO Series 2005-45 Class ZA
06/16/2035	6.000%	1,323,091	1,899,328
CMO Series 2009-104 Class YD
11/20/2039	5.000%	3,258,365	3,673,297
CMO Series 2009-55 Class LX
07/20/2039	5.000%	3,516,599	3,961,459
CMO Series 2009-67 Class DB
08/20/2039	5.000%	4,107,902	4,623,800
CMO Series 2010-108 Class WL
04/16/2040	4.000%	4,347,830	4,760,731
CMO Series 2010-120 Class AY
09/20/2040	4.000%	4,296,290	4,735,547
CMO Series 2010-135 Class PE
10/16/2040	4.000%	10,089,687	11,116,102
CMO Series 2011-22 Class PL
02/20/2041	5.000%	2,015,000	2,498,998
CMO Series 2013-116 Class BY
08/16/2043	4.000%	3,648,396	4,361,750
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-170 Class WZ
11/16/2043	3.000%	802,826	889,599
CMO Series 2013-H07 Class JA
03/20/2063	1.750%	242,880	242,733
CMO Series 2014-3 Class EP
02/16/2043	2.750%	13,994,577	14,565,782
CMO Series 2018-115 Class DE
08/20/2048	3.500%	5,269,635	5,505,735
CMO Series 2018-53 Class AL
11/20/2045	3.500%	733,755	787,599
CMO Series 2019-H04 Class NA
09/20/2068	3.500%	960,295	1,049,859
CMO Series 2019-H17
03/20/2069	3.000%	1,903,277	2,032,780
Government National Mortgage Association(o)
02/20/2047	3.000%	6,227,029	6,483,235
Government National Mortgage Association(b)
1-year CMT + 1.325% 03/20/2066	2.725%	482,537	488,932
1-year CMT + 0.692% 04/20/2066	2.281%	648,077	653,087
CMO Series 2003-60 Class GS
-1.7 x 1-month USD LIBOR + 12.417% Cap 12.417% 05/16/2033	9.653%	212,500	232,930
CMO Series 2006-37 Class AS
-6.0 x 1-month USD LIBOR + 39.660% Cap 39.660% 07/20/2036	29.778%	1,003,083	1,976,180
CMO Series 2010-H03 Class FA
1-month USD LIBOR + 0.550% Floor 0.550%, Cap 10.690% 03/20/2060	2.355%	819,702	821,253
CMO Series 2010-H26 Class LF
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 13.898% 08/20/2058	2.084%	315,409	314,684
CMO Series 2011-114 Class KF
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 6.500% 03/20/2041	2.097%	246,774	246,931
CMO Series 2011-H03 Class FA
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 10.650% 01/20/2061	2.234%	1,139,496	1,140,532

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	55

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2012-H20 Class BA
1-month USD LIBOR + 0.560% Floor 0.560% 09/20/2062	2.294%	277,503	278,019
CMO Series 2012-H21 Class CF
1-month USD LIBOR + 0.700% Floor 0.700% 05/20/2061	2.434%	10,612	10,650
CMO Series 2012-H21 Class DF
1-month USD LIBOR + 0.650% Floor 0.650% 05/20/2061	2.384%	9,461	9,488
CMO Series 2012-H25 Class FA
1-month USD LIBOR + 0.700% Floor 0.700% 12/20/2061	2.434%	28,331	29,058
CMO Series 2013-115 Class EF
1-month USD LIBOR + 0.250% Floor 0.250%, Cap 6.500% 04/16/2028	1.909%	389,391	388,898
CMO Series 2013-135 Class FH
1-month USD LIBOR + 0.150% Floor 0.150%, Cap 7.500% 09/16/2043	1.809%	1,325,026	1,323,930
CMO Series 2013-H02 Class FD
1-month USD LIBOR + 0.340% Floor 0.340%, Cap 10.500% 12/20/2062	2.074%	378,117	377,224
CMO Series 2013-H05 Class FB
1-month USD LIBOR + 0.400% Floor 0.400% 02/20/2062	2.134%	41,909	41,827
CMO Series 2013-H08 Class BF
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 10.000% 03/20/2063	2.134%	2,042,098	2,037,256
CMO Series 2013-H14 Class FD
1-month USD LIBOR + 0.470% Floor 0.470%, Cap 11.000% 06/20/2063	2.204%	1,757,512	1,757,846
CMO Series 2013-H17 Class FA
1-month USD LIBOR + 0.550% Floor 0.550%, Cap 11.000% 07/20/2063	2.284%	645,554	646,609
CMO Series 2013-H18 Class EA
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 10.190% 07/20/2063	2.234%	597,755	598,233
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-H19 Class FC
1-month USD LIBOR + 0.600% Floor 0.600%, Cap 11.000% 08/20/2063	2.334%	4,405,853	4,415,974
CMO Series 2015-H26 Class FC
1-month USD LIBOR + 0.600% Floor 0.600%, Cap 11.000% 08/20/2065	2.334%	432,129	433,086
CMO Series 2015-H31 Class FT
1-month USD LIBOR + 0.650% Floor 0.650% 11/20/2065	2.384%	3,974,859	3,991,456
CMO Series 2016-H04 Class FG
1-month USD LIBOR + 0.700% Floor 0.700%, Cap 999.000% 12/20/2061	2.434%	21,923	22,035
CMO Series 2016-H13 Class FT
1-month USD LIBOR + 0.580% Floor 0.580%, Cap 11.000% 05/20/2066	2.314%	5,831,475	5,841,237
CMO Series 2017-H03 Class FB
1-month USD LIBOR + 0.650% Floor 0.650% 06/20/2066	2.384%	4,510,662	4,527,059
CMO Series 2017-H19 Class FA
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 11.000% 08/20/2067	2.184%	20,018,454	20,015,303
CMO Series 2018-H04 Class FM
1-month USD LIBOR + 0.300% Floor 0.300%, Cap 11.000% 03/20/2068	2.034%	4,075,031	4,055,632
CMO Series 2019-H01 Class FL
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 11.000% 12/20/2068	2.184%	869,043	868,179
CMO Series 2019-H05 Class FT
1-year CMT + 0.430% Floor 0.430%, Cap 12.000% 04/20/2069	1.960%	11,210,973	11,227,399
CMO Series 2019-H10 Class FM
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 11.000% 05/20/2069	2.134%	3,540,129	3,538,635
Government National Mortgage Association(b),(g)
CMO Series 2010-31 Class ES
-1.0 x 1-month USD LIBOR + 5.000% Cap 5.000% 03/20/2040	3.353%	17,895,071	2,054,941

The accompanying Notes to Financial Statements are an integral part of this statement.
56	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2011-13 Class S
1-month LIBID + 5.950% Cap 5.950% 01/16/2041	4.292%	9,142,889	1,830,543
CMO Series 2011-30 Class SB
1-month LIBID + 6.600% Cap 6.600% 02/20/2041	4.953%	5,088,795	1,173,338
CMO Series 2015-155 Class SA
-1.0 x 1-month USD LIBOR + 5.700% Cap 5.700% 10/20/2045	4.053%	9,250,124	1,098,318
CMO Series 2019-86 Class SG
-1.0 x 1-month USD LIBOR + 5.600% Cap 5.600% 07/20/2049	3.953%	10,273,794	1,550,641
Government National Mortgage Association(f)
CMO Series 2010-H17 Class XQ
07/20/2060	5.293%	33,396	37,594
CMO Series 2017-H04 Class DA
12/20/2066	4.417%	10,952	11,165
Series 2003-72 Class Z
11/16/2045	5.290%	463,075	506,238
Government National Mortgage Association(f),(g)
CMO Series 2014-150 Class IO
07/16/2056	0.520%	25,567,070	850,688
CMO Series 2014-H05 Class AI
02/20/2064	1.357%	5,637,413	382,658
CMO Series 2014-H14 Class BI
06/20/2064	1.660%	7,334,648	581,600
CMO Series 2014-H15 Class HI
05/20/2064	1.432%	10,041,707	553,263
CMO Series 2014-H20 Class HI
10/20/2064	1.236%	3,474,131	193,010
CMO Series 2015-163 Class IO
12/16/2057	0.772%	4,262,219	198,821
CMO Series 2015-189 Class IG
01/16/2057	0.917%	28,756,832	1,723,523
CMO Series 2015-30 Class IO
07/16/2056	0.951%	6,654,392	390,277
CMO Series 2015-32 Class IO
09/16/2049	0.822%	10,701,573	486,088
CMO Series 2015-73 Class IO
11/16/2055	0.730%	6,207,063	284,236
CMO Series 2015-9 Class IO
02/16/2049	0.960%	22,049,492	1,145,246
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2015-H22 Class BI
09/20/2065	1.802%	2,888,069	214,036
CMO Series 2016-72 Class IO
12/16/2055	0.885%	16,600,410	904,271
Government National Mortgage Association(g)
CMO Series 2016-88 Class PI
07/20/2046	4.000%	12,551,609	1,989,307
CMO Series 2017-101 Class AI
07/20/2047	4.000%	9,655,321	1,304,951
CMO Series 2017-52 Class AI
04/20/2047	6.000%	7,491,963	1,384,504
CMO Series 2017-68 Class TI
05/20/2047	5.500%	3,037,402	541,201
CMO Series 2019-108 Class MI
07/20/2049	3.500%	16,704,480	2,775,977
CMO Series 2019-99 Class AI
08/16/2049	4.000%	6,705,255	1,614,441
Government National Mortgage Association TBA(c)
04/17/2049	3.000%	14,466,000	14,933,779
Seasoned Credit Risk Transfer Trust
CMO Series 2018-2 Class MV (FHLMC)
11/25/2057	3.500%	4,684,651	5,147,397
Uniform Mortgage-Backed Security TBA(c)
04/15/2034- 04/10/2049	3.000%	152,913,000	157,378,985
03/18/2035- 04/15/2050	2.500%	107,300,000	110,046,137
04/10/2049	5.000%	8,000,000	8,654,458
Total Residential Mortgage-Backed Securities - Agency (Cost $2,185,651,836)			2,266,436,659

Residential Mortgage-Backed Securities - Non-Agency 5.5%

ACE Securities Corp. Home Equity Loan Trust(b)
CMO Series 2006-OP1 Class A2D
1-month USD LIBOR + 0.240% Floor 0.240% 04/25/2036	1.867%	11,519,000	11,074,886
Ajax Mortgage Loan Trust(a),(f)
CMO Series 2019-F Class A1
07/25/2059	2.860%	11,012,794	11,161,978
Angel Oak Mortgage Trust(a),(f)
CMO Series 2019-6 Class A1
11/25/2059	2.620%	8,397,789	8,519,616
ASG Resecuritization Trust(a),(f)
CMO Series 2009-2 Class G75
05/24/2036	3.436%	1,034,507	1,040,287
Banc of America Funding Trust
CMO Series 2006-3 Class 4A14
03/25/2036	6.000%	1,011,746	1,041,379

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	57

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2006-3 Class 5A3
03/25/2036	5.500%	776,189	743,594
Banc of America Funding Trust(q)
CMO Series 2006-D Class 3A1
05/20/2036	4.149%	1,226,183	1,203,859
Banc of America Funding Trust(b)
CMO Series 2007-C Class 7A1
1-month USD LIBOR + 0.210% Floor 0.210% 05/20/2047	2.067%	2,658,474	2,549,675
Bayview Opportunity Master Fund IVa Trust(a)
CMO Series 2016-SPL1 Class A
04/28/2055	4.000%	1,662,399	1,705,426
Carrington Mortgage Loan Trust(b)
CMO Series 2006-NC3 Class A3
1-month USD LIBOR + 0.150% Floor 0.150%, Cap 12.500% 08/25/2036	1.777%	2,891,756	2,684,641
Chase Home Lending Mortgage Trust(a),(f)
CMO Series 2019-ATR1 Class A3
04/25/2049	4.000%	1,380,776	1,421,174
Chase Mortgage Finance Corp.(a),(f)
CMO Series 2019-1 Class B2
03/25/2050	3.977%	993,638	1,076,160
Subordinated, Series 2016-SH1 Class M2
04/25/2045	3.750%	481,954	508,000
CIM Trust(a),(b)
CMO Series 2017-3 Class A1
1-month USD LIBOR + 2.000% 01/25/2057	3.581%	5,646,196	5,758,978
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% Floor 1.080% 09/25/2058	2.657%	8,375,369	8,331,121
CIM Trust(a)
CMO Series 2017-6 Class A1
06/25/2057	3.015%	11,774,480	12,031,519
CIM Trust(a),(f)
CMO Series 2019-J2 Class B1
10/25/2049	3.859%	890,688	955,984
CMO Series 2019-R5 Class M2
09/25/2059	3.250%	1,100,000	1,122,439
Citicorp Mortgage Securities Trust
CMO Series 2007-8 Class 1A3
09/25/2037	6.000%	666,129	687,160
Citigroup Mortgage Loan Trust, Inc.(a),(f)
CMO Series 2014-12 Class 3A1
10/25/2035	4.403%	706,046	719,708
CMO Series 2015-A Class A4
06/25/2058	4.250%	440,070	465,302
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
COLT Mortgage Loan Trust(a),(f)
CMO Series 2019-1 Class M1
03/25/2049	4.518%	2,000,000	2,033,481
COLT Mortgage Loan Trust(a)
Subordinated CMO Series 2019-4 Class A3
11/25/2049	2.988%	1,686,414	1,704,762
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-R01 Class 2M2
1-month USD LIBOR + 2.450% 07/25/2031	4.077%	1,000,000	1,010,954
CMO Series 2019-R02 Class 1M2
1-month USD LIBOR + 2.300% Floor 2.300% 08/25/2031	3.927%	1,830,739	1,842,459
CMO Series 2020-R02 Class 2M2
1-month USD LIBOR + 2.000% 01/25/2040	3.627%	1,000,000	996,322
Subordinated, CMO Series 2018-R07 Class 1M2
1-month USD LIBOR + 2.400% 04/25/2031	4.027%	3,500,321	3,525,905
Countrywide Home Loan Mortgage Pass-Through Trust(f)
CMO Series 2007-HY5 Class 1A1
09/25/2047	4.244%	542,613	515,371
Credit Suisse Mortgage Capital Certificates(a),(f)
CMO Series 2009-14R Class 4A9
10/26/2035	4.613%	210,816	212,094
CMO Series 2011-12R Class 3A1
07/27/2036	4.231%	601,865	604,612
Credit Suisse Mortgage Trust(a),(d),(e),(f)
CMO Series 2020-WL1 Class A1
12/25/2059	2.000%	11,300,000	11,300,000
Credit-Based Asset Servicing & Securitization LLC(f)
CMO Series 2007-CB1 Class AF3
01/25/2037	5.737%	3,976,273	1,955,269
CSMC Trust(a)
CMO Series 2018-RPL8 Class A1
07/25/2058	4.125%	5,408,692	5,455,125
CSMC Trust(a),(f)
CMO Series 2018-RPL9 Class A
09/25/2057	3.850%	10,951,182	11,643,459
CSMCM Trust Certificates(a),(f)
CMO Series 2018-RPL4 Class CERT
07/25/2050	3.735%	3,212,932	3,349,841
Deephaven Residential Mortgage Trust(a),(f)
CMO Series 2019-1A Class M1
01/25/2059	4.402%	2,500,000	2,546,144
CMO Series 2020-1 Class M1
01/25/2060	3.010%	1,000,000	1,008,127

The accompanying Notes to Financial Statements are an integral part of this statement.
58	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Domino’s Pizza Master Issuer LLC(a)
CMO Series 2015-1A Class A2II
10/25/2045	4.474%	1,930,000	2,077,336
Downey Savings & Loan Association Mortgage Loan Trust(b)
CMO Series 2005-AR6 Class 2A1A
1-month USD LIBOR + 0.290% Floor 0.290%, Cap 11.000% 10/19/2045	1.948%	1,673,677	1,633,869
CMO Series 2006-AR2 Class 2A1A
1-month USD LIBOR + 0.200% Floor 0.200% 10/19/2036	1.858%	2,480,018	2,346,436
Eagle RE Ltd.(a),(b)
CMO Series 2019-1 Class M1A
1-month USD LIBOR + 1.250% 04/25/2029	2.877%	104,796	104,783
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.800% 04/25/2029	3.427%	820,000	821,945
Fannie Mae Connecticut Avenue Securities(b)
CMO Series 2015-C02 Class 1M2
1-month USD LIBOR + 4.000% 05/25/2025	5.627%	2,897,658	3,067,788
CMO Series 2015-C03 Class 1M2
1-month USD LIBOR + 5.000% Floor 5.000% 07/25/2025	6.627%	556,496	608,035
CMO Series 2015-C03 Class 2M2
1-month USD LIBOR + 5.000% 07/25/2025	6.627%	1,421,220	1,502,887
CMO Series 2015-C04 Class 1M2
1-month USD LIBOR + 5.700% 04/25/2028	7.327%	2,383,685	2,622,657
CMO Series 2015-C04 Class 2M2
1-month USD LIBOR + 5.550% 04/25/2028	7.177%	2,395,402	2,544,275
CMO Series 2016-C04 Class 1M2
1-month USD LIBOR + 4.250% 01/25/2029	5.877%	3,135,189	3,284,292
CMO Series 2016-C05 Class 2M2
1-month USD LIBOR + 4.450% Floor 4.450% 01/25/2029	6.077%	3,283,981	3,478,987
CMO Series 2016-C07 Class 2M2
1-month USD LIBOR + 4.350% 05/25/2029	5.977%	2,837,788	2,969,772
CMO Series 2017-C02 Class 2M2
1-month USD LIBOR + 3.650% 09/25/2029	5.277%	4,200,000	4,416,177
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-C03 Class 1M2
1-month USD LIBOR + 3.000% 10/25/2029	4.627%	2,700,000	2,805,844
CMO Series 2017-C04 Class 2M2
1-month USD LIBOR + 2.850% 11/25/2029	4.477%	3,809,641	3,935,713
CMO Series 2017-C05 Class 1M2
1-month USD LIBOR + 2.200% 01/25/2030	3.827%	2,966,264	3,017,051
CMO Series 2017-C06 Class 1M2
1-month USD LIBOR + 2.650% Floor 2.650% 02/25/2030	4.277%	195,625	200,036
CMO Series 2017-C06 Class 2M2
1-month USD LIBOR + 2.800% Floor 2.800% 02/25/2030	4.427%	791,384	809,227
CMO Series 2017-C07 Class 1M2
1-month USD LIBOR + 2.400% Floor 2.400% 05/25/2030	4.027%	4,100,000	4,157,882
CMO Series 2017-C07 Class 2M2
1-month USD LIBOR + 2.500% Floor 2.500% 05/25/2030	4.127%	3,310,498	3,350,321
CMO Series 2018-C01 Class 1M2
1-month USD LIBOR + 2.250% Floor 2.250% 07/25/2030	3.877%	4,400,000	4,454,030
CMO Series 2018-C02 Class 2M2
1-month USD LIBOR + 2.200% Floor 2.200% 08/25/2030	3.827%	4,929,006	4,977,773
CMO Series 2018-C05 Class 1M2
1-month USD LIBOR + 2.350% Floor 2.350% 01/25/2031	3.977%	8,892,949	8,999,077
CMO Series 2018-C06 Class 1M2
1-month USD LIBOR + 2.000% Floor 2.000% 03/25/2031	3.627%	3,497,347	3,502,843
CMO Series 2018-C06 Class 2M2
1-month USD LIBOR + 2.100% Floor 2.100% 03/25/2031	3.727%	5,900,000	5,938,325
Subordinated, CMO Series 2018-C03 Class 1M2
1-month USD LIBOR + 2.150% Floor 2.150% 10/25/2030	3.777%	6,500,000	6,553,854

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	59

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(a),(b)
CMO Series 2020-HQA1 Class M2
1-month USD LIBOR + 1.900% 01/25/2050	3.527%	300,000	300,880
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes(b)
CMO Series 2014-DN3 Class M3
1-month USD LIBOR + 4.000% 08/25/2024	5.627%	3,967,237	4,212,667
CMO Series 2016-DNA1 Class M3
1-month USD LIBOR + 5.550% 07/25/2028	7.177%	5,200,000	5,710,547
CMO Series 2017-DNA2 Class M2
1-month USD LIBOR + 3.450% 10/25/2029	5.077%	1,500,000	1,597,769
CMO Series 2017-DNA3 Class M2
1-month USD LIBOR + 2.500% 03/25/2030	4.127%	3,000,000	3,096,301
CMO Series 2017-HQA2 Class M2
1-month USD LIBOR + 2.650% 12/25/2029	4.277%	3,090,000	3,172,130
CMO Series 2017-HQA3 Class M2
1-month USD LIBOR + 2.350% 04/25/2030	3.977%	900,828	917,382
CMO Series 2018-HQA1 Class M2
1-month USD LIBOR + 2.300% 09/25/2030	3.927%	2,000,000	2,018,991
Series 2016-HQA2 Class M3
1-month USD LIBOR + 5.150% 11/25/2028	6.777%	2,300,000	2,512,666
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Trust(a),(b)
CMO Series 2019-DNA1 Class M2
1-month USD LIBOR + 2.650% 01/25/2049	4.277%	1,000,000	1,010,983
CMO Series 2019-HQA2 Class M2
1-month USD LIBOR + 2.050% Floor 2.050% 04/25/2049	3.677%	1,900,000	1,915,190
Federal National Mortgage Association(b),(c),(e)
CMO Series 2598
1-month USD LIBOR + 0.000% 04/25/2040	0.000%	3,495,000	3,728,151
First Franklin Mortgage Loan Trust(b)
CMO Series 2006-FF18 Class A2D
1-month USD LIBOR + 0.210% Floor 0.210% 12/25/2037	1.871%	1,996,623	1,846,608
CMO Series 2007-FF2 Class A2B
1-month USD LIBOR + 0.100% Floor 0.100% 03/25/2037	1.761%	4,237,950	2,704,483
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
First Horizon Mortgage Pass-Through Trust(f)
CMO Series 2007-AR1 Class 1A1
05/25/2037	4.413%	342,412	246,596
Flagstar Mortgage Trust(a),(f)
CMO Series 2019-2 Class B1
12/25/2049	4.197%	930,614	1,032,083
Subordinated CMO Series 2018-5 Class B3
09/25/2048	4.537%	972,804	1,047,629
Subordinated CMO Series 2019-2 Class B2
12/25/2049	4.197%	995,309	1,091,050
Freddie Mac Structured Agency Credit Risk Debt Notes(b)
1-month USD LIBOR + 3.900% 12/25/2027	5.527%	3,000,000	3,091,277
CMO Series 2014-DN2 Class M2
1-month USD LIBOR + 1.650% 04/25/2024	3.277%	465,532	466,882
Galton Funding Mortgage Trust(a),(f)
CMO Series 2018-2 Class B2
10/25/2058	4.750%	491,107	540,918
CMO Series 2019-1 Class A21
02/25/2059	4.500%	1,657,792	1,727,276
CMO Series 2019-1 Class B1
02/25/2059	4.250%	1,678,198	1,834,074
CMO Series 2019-1 Class B2
02/25/2059	4.500%	940,285	1,023,777
GCAT LLC(a),(f)
CMO Series 2019-4 Class A1
11/26/2049	3.228%	10,483,720	10,528,683
GS Mortgage-Backed Securities Corp. Trust(a),(f)
CMO Series 2019-PJ1 Class A1
08/25/2049	4.000%	756,265	787,784
CMO Series 2019-PJ3 Class A1
03/25/2050	3.500%	363,213	373,513
CMO Series 2020-PJ2 Class A4
07/25/2050	3.500%	1,900,000	1,932,063
GSAMP Trust(b)
CMO Series 2004-OPT Class M1
1-month USD LIBOR + 0.870% Floor 0.870% 11/25/2034	2.497%	1,844,271	1,832,574
GSR Mortgage Loan Trust(f)
CMO Series 2006-AR2 Class 2A1
04/25/2036	3.769%	1,514,976	1,349,988
HarborView Mortgage Loan Trust(b)
CMO Series 2006-10 Class 1A1A
1-month USD LIBOR + 0.200% Floor 0.200% 11/19/2036	1.858%	8,125,174	7,570,101

The accompanying Notes to Financial Statements are an integral part of this statement.
60	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Homeward Opportunities Fund I Trust(a),(f)
CMO Series 2019-2 Class A3
09/25/2059	3.007%	801,093	811,361
HSI Asset Securitization Corp. Trust(b)
CMO Series 2006-OPT1 Class M1
1-month USD LIBOR + 0.360% Floor 0.360% 12/25/2035	1.987%	5,920,000	5,839,927
JPMorgan Alternative Loan Trust(b)
CMO Series 2007-S1 Class A1
1-month USD LIBOR + 0.280% Floor 0.280%, Cap 11.500% 04/25/2047	1.907%	5,670,377	5,455,551
JPMorgan Mortgage Acquisition Trust(b)
CMO Series 2007-CH5 Class A5
1-month USD LIBOR + 0.260% Floor 0.260% 06/25/2037	1.887%	4,500,000	4,453,360
JPMorgan Mortgage Trust
CMO Series 2006-S2 Class 2A2
06/25/2021	5.875%	295,102	273,258
CMO Series 2007-S1 Class 1A2
03/25/2022	5.500%	38,709	36,860
JPMorgan Mortgage Trust(a),(f)
CMO Series 2017-3 Class 1A13
08/25/2047	3.500%	3,448,107	3,514,567
CMO Series 2017-4 Class A7
11/25/2048	3.500%	500,000	522,252
CMO Series 2018-6 Class 1A10
12/25/2048	3.500%	1,246,660	1,274,823
CMO Series 2019-1 Class A3
05/25/2049	4.000%	3,555,214	3,659,232
CMO Series 2019-2 Class A3
08/25/2049	4.000%	1,540,999	1,583,195
CMO Series 2019-3 Class A3
09/25/2049	4.000%	485,026	498,610
CMO Series 2019-5 Class A3
11/25/2049	4.000%	3,041,827	3,130,824
CMO Series 2019-8 Class A15
03/25/2050	3.500%	1,417,602	1,449,173
CMO Series 2019-INV2 Class A3
02/25/2050	3.500%	854,924	878,101
CMO Series 2019-LTV1 Class A3
06/25/2049	4.000%	2,149,126	2,209,319
CMO Series 2019-LTV2 Class A18
12/25/2049	4.000%	792,951	824,342
CMO Series 2019-LTV3 Class B3
03/25/2050	4.584%	1,666,021	1,836,266
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-2 Class A15
07/25/2050	3.500%	2,000,000	2,052,969
Subordinated CMO Series 2017-1 Class B4
01/25/2047	3.534%	466,384	488,987
Subordinated CMO Series 2018-5 Class A13
10/25/2048	3.500%	967,972	1,021,214
Subordinated CMO Series 2019-6 Class B1
12/25/2049	4.271%	990,760	1,108,716
Subordinated, CMO Series 2017-3 Class B1
08/25/2047	3.837%	1,407,017	1,518,703
Subordinated, CMO Series 2017-6 Class B2
12/25/2048	3.820%	573,824	617,160
Subordinated, CMO Series 2018-8 Class B1
01/25/2049	4.203%	1,166,586	1,297,800
Subordinated, CMO Series 2018-8 Class B2
01/25/2049	4.203%	972,155	1,051,531
Subordinated, CMO Series 2019-2 Class B2
08/25/2049	4.651%	2,261,311	2,482,373
Subordinated, CMO Series 2019-LTV1 Class B1
06/25/2049	4.902%	2,419,775	2,770,206
Subordinated, CMO Series 2019-LTV1 Class B2
06/25/2049	4.902%	2,076,129	2,347,409
Subordinated, CMO Series 2019-LTV2 Class B2
12/25/2049	4.842%	989,844	1,120,752
Subordinated, CMO Series 2019-LTV2 Class B3
12/25/2049	4.842%	989,843	1,112,548
JPMorgan Mortgage Trust(a),(b)
CMO Series 2018-7FRB Class A1
1-month USD LIBOR + 0.750% 04/25/2046	2.411%	1,742,911	1,737,243
JPMorgan Resecuritization Trust(a)
CMO Series 2014-5 Class 6A
09/27/2036	4.000%	151,304	152,649
JPMorgan Trust(a),(f)
Subordinated CMO Series 2015-3 Class B3
05/25/2045	3.658%	905,374	959,573
Legacy Mortgage Asset Trust(a)
CMO Series 2017-GS1 Class A1
01/25/2057	3.500%	3,596,702	3,599,992
CMO Series 2019-GS1 Class A1
01/25/2059	4.000%	2,038,925	2,064,344
CMO Series 2019-GS3 Class A1
04/25/2059	3.750%	903,189	914,049
Legacy Mortgage Asset Trust(a),(f)
CMO Series 2019-GS2 Class A1
01/25/2059	3.750%	1,818,296	1,833,691

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	61

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-GS4 Class A1
05/25/2059	3.438%	2,838,774	2,859,748
CMO Series 2019-GS6 Class A1
06/25/2059	3.000%	1,243,497	1,247,049
CMO Series 2019-SL1 Class A
12/28/2054	4.000%	1,060,184	1,074,320
CMO Series 2020-GS1 Class A1
10/25/2059	2.882%	4,781,193	4,783,366
Legacy Mortgage Asset Trust(a),(e),(f)
CMO Series 2019-PR1 Class A1
09/25/2059	3.858%	6,081,238	6,081,238
Lehman XS Trust(b)
CMO Series 2005-4 Class 1A3
1-month USD LIBOR + 0.800% Floor 0.800% 10/25/2035	2.461%	821,607	821,081
CMO Series 2005-5N Class 3A1A
1-month USD LIBOR + 0.300% Floor 0.300% 11/25/2035	1.961%	2,037,532	2,007,484
CMO Series 2006-2N Class 1A1
1-month USD LIBOR + 0.260% Floor 0.260% 02/25/2046	2.181%	1,907,328	1,772,819
Long Beach Mortgage Loan Trust(b)
CMO Series 2005-1 Class M3
1-month USD LIBOR + 0.870% Floor 0.870% 02/25/2035	2.497%	2,804,186	2,817,124
CMO Series 2006-10 Class 1A
1-month USD LIBOR + 0.150% Floor 0.150% 11/25/2036	1.777%	5,302,133	3,928,771
LSTAR Securities Investment Trust(a),(b)
CMO Series 2019-2 Class A1
1-month USD LIBOR + 1.500% 04/01/2024	3.155%	1,223,291	1,218,161
MASTR Alternative Loan Trust
CMO Series 2004-12 Class 4A1
12/25/2034	5.500%	771,430	811,673
Merrill Lynch First Franklin Mortgage Loan Trust(b)
CMO Series 2007-1 Class A2D
1-month USD LIBOR + 0.340% Floor 0.340% 04/25/2037	2.001%	21,023,936	12,552,655
Mill City Mortgage Loan Trust(a)
CMO Series 2016-1 Class A1
04/25/2057	2.500%	686,258	693,037
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley Resecuritization Trust(a),(f)
CMO Series 2015-R4 Class 4B1
08/26/2047	3.704%	5,684,497	5,763,978
MortgageIT Trust(b)
CMO Series 2005-5 Class A1
1-month USD LIBOR + 0.260% Floor 0.260%, Cap 11.500% 12/25/2035	2.147%	1,308,662	1,307,578
MRA Issuance Trust(a),(b),(d),(e)
CMO Series 2020-1 Class A
1-month USD LIBOR + 1.400% 12/08/2020	3.055%	22,200,000	22,200,000
MRAIT(a),(b)
CMO Series 2019-3 Class A
1-month USD LIBOR + 1.150% 11/10/2020	2.841%	18,900,000	18,900,000
Nationstar Home Equity Loan Trust(b)
CMO Series 2007-B Class 2AV3
1-month USD LIBOR + 0.250% Floor 0.250% 04/25/2037	1.911%	2,257,377	2,255,770
New Residential Mortgage Loan Trust(a),(b)
CMO Series 2018-4A Class A1S
1-month USD LIBOR + 0.750% Floor 0.750% 01/25/2048	2.377%	2,680,503	2,686,394
New Residential Mortgage Loan Trust(a),(f)
CMO Series 2019-NQM2 Class A2
04/25/2049	3.701%	2,415,481	2,466,936
CMO Series 2019-NQM3 Class A3
07/25/2049	3.086%	1,697,673	1,744,496
Oaktown Re II Ltd.(a),(b)
CMO Series 2018-1A Class M1
1-month USD LIBOR + 1.550% 07/25/2028	3.177%	572,024	572,744
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.400% Floor 1.400% 07/25/2029	3.027%	1,165,270	1,165,778
OBX Trust(a),(f)
CMO Series 2019-EXP1 Class 1A3
01/25/2059	4.000%	1,001,849	1,046,129
CMO Series 2019-INV2 Class A25
05/27/2049	4.000%	739,558	763,507
Park Avenue Funding Trust(a),(e)
CMO Series 2020-1 Class PT
08/27/2021	3.000%	4,200,000	4,200,000
PSMC Trust(a),(f)
CMO Series 2019-1 Class A1
07/25/2049	4.000%	2,792,299	2,908,760

The accompanying Notes to Financial Statements are an integral part of this statement.
62	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RALI Trust(f)
CMO Series 2005-QA4 Class A41
04/25/2035	4.276%	344,368	307,420
RALI Trust(f),(g)
CMO Series 2006-QS18 Class 1AV
12/25/2036	0.443%	38,105,881	530,217
CMO Series 2006-QS9 Class 1AV
07/25/2036	0.589%	19,458,536	521,827
CMO Series 2007-QS1 Class 2AV
01/25/2037	0.175%	39,091,801	288,001
Residential Asset Mortgage Products Trust(b)
CMO Series 2006-RZ3 Class A3
1-month USD LIBOR + 0.290% Floor 0.290%, Cap 14.000% 08/25/2036	1.917%	691,747	691,693
RFMSI Trust(f)
CMO Series 2005-SA5 Class 1A
11/25/2035	3.866%	1,281,569	1,019,778
CMO Series 2006-SA4 Class 2A1
11/25/2036	5.201%	388,703	373,620
Seasoned Credit Risk Transfer Trust
CMO Series 2017-4 Class M45T
06/25/2057	4.500%	832,628	899,231
Securitized Asset-Backed Receivables LLC Trust(b)
Subordinated, CMO Series 2006-OP1 Class M2
1-month USD LIBOR + 0.390% Floor 0.390% 10/25/2035	2.212%	5,064,503	5,060,869
Sequoia Mortgage Trust(a),(f)
CMO Series 2019-1 Class A1
02/25/2049	4.000%	1,263,739	1,302,293
CMO Series 2019-3 Class A2
09/25/2049	3.500%	1,603,925	1,642,645
CMO Series 2019-4 Class A19
11/25/2049	3.500%	963,835	989,964
CMO Series 2019-CH1 Class A1
03/25/2049	4.500%	2,045,098	2,141,009
CMO Series 2019-CH1 Class B1B
03/25/2049	5.045%	2,949,951	3,427,374
CMO Series 2019-CH2 Class A1
08/25/2049	4.500%	1,359,730	1,394,596
CMO Series 2020-1 Class A19
02/25/2050	3.500%	977,719	1,005,447
CMO Series 2020-1 Class A7
02/25/2050	3.500%	1,000,000	1,092,821
CMO Series 2020-2 Class A19
03/25/2050	3.500%	1,000,000	1,026,641
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated, CMO Series 2015-1 Class B1
01/25/2045	3.875%	869,525	910,208
Subordinated, CMO Series 2018-6 Class B1
07/25/2048	4.201%	1,204,808	1,309,849
Subordinated, CMO Series 2019-2 Class B2
06/25/2049	4.247%	1,962,522	2,086,559
Sequoia Mortgage Trust(f)
Subordinated, CMO Series 2013-3 Class B3
03/25/2043	3.514%	1,313,983	1,347,529
Starwood Mortgage Residential Trust(a),(f)
CMO Series 2019-1 Class A3
06/25/2049	3.299%	1,262,920	1,286,310
Structured Adjustable Rate Mortgage Loan Trust(f)
CMO Series 2004-20 Class 1A2
01/25/2035	3.700%	723,660	723,467
CMO Series 2006-5 Class 1A1
06/25/2036	4.373%	1,577,296	1,548,269
Structured Asset Securities Corp. Mortgage Loan Trust(a),(b)
CMO Series 2006-GEL4 Class A3
1-month USD LIBOR + 0.300% Floor 0.300% 10/25/2036	2.261%	479,493	479,556
Towd Point Mortgage Trust(a)
CMO Series 2017-1 Class A1
10/25/2056	2.750%	3,049,121	3,107,554
Towd Point Mortgage Trust(a),(f)
CMO Series 2017-6 Class A1
10/25/2057	2.750%	4,206,763	4,307,217
CMO Series 2017-6 Class A2
10/25/2057	3.000%	2,500,000	2,590,613
Verus Securitization Trust(a),(f)
CMO Series 2019-1 Class A2
02/25/2059	3.938%	2,281,175	2,315,182
WaMu Asset-Backed Certificates Trust(b)
CMO Series 2007-HE1 Class 2A3
1-month USD LIBOR + 0.150% Floor 0.150% 01/25/2037	1.777%	4,364,960	2,819,343
WaMu Mortgage Pass-Through Certificates Trust(f)
CMO Series 2003-AR8 Class A
08/25/2033	4.415%	417,982	426,733
CMO Series 2004-AR4 Class A6
06/25/2034	4.473%	3,713,162	3,748,641
CMO Series 2004-AR7 Class A6
07/25/2034	4.538%	1,595,291	1,628,501
CMO Series 2007-HY1 Class 3A3
02/25/2037	3.633%	4,119,762	3,952,263
CMO Series 2007-HY3 Class 1A1
03/25/2037	3.546%	646,859	615,194

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	63

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WaMu Mortgage Pass-Through Certificates Trust(b)
CMO Series 2005-AR11 Class A1A
1-month USD LIBOR + 0.320% Floor 0.320%, Cap 10.500% 08/25/2045	2.267%	1,279,899	1,276,914
CMO Series 2005-AR17 Class A1A1
1-month USD LIBOR + 0.270% 12/25/2045	2.167%	3,584,558	3,499,765
CMO Series 2005-AR2 Class 2A1A
1-month USD LIBOR + 0.310% Floor 0.310%, Cap 10.500% 01/25/2045	2.247%	1,355,900	1,332,285
CMO Series 2005-AR8 Class 2A1A
1-month USD LIBOR + 0.290% Floor 0.290%, Cap 10.500% 07/25/2045	2.207%	1,181,485	1,172,483
CMO Series 2005-AR9 Class A1A
1-month USD LIBOR + 0.640% Floor 0.640%, Cap 10.500% 07/25/2045	2.267%	970,779	967,229
CMO Series 2006-AR4 Class 1A1A
1-year MTA + 0.940% Floor 0.940% 05/25/2046	2.906%	2,109,330	2,131,265
CMO Series 2006-AR5 Class A12A
1-year MTA + 0.980% Floor 0.980% 06/25/2046	2.946%	652,178	654,883
CMO Series 2007-OC2 Class A3
1-month USD LIBOR + 0.310% Floor 0.310% 06/25/2037	1.971%	2,816,375	2,713,782
Wells Fargo Mortgage Backed Securities(a),(f)
Subordinated CMO Series 2018-1 Class B3
07/25/2047	3.691%	1,150,530	1,211,934
Wells Fargo Mortgage Backed Securities Trust(a),(f)
CMO Series 2019-1 Class A1
11/25/2048	4.000%	1,483,719	1,541,447
CMO Series 2019-2 Class A1
04/25/2049	4.000%	865,602	887,141
Wells Fargo Mortgage Backed Securities Trust(a),(e),(f)
Subordinated CMO Series 2020-1 Class B3
12/25/2049	3.474%	2,000,000	2,023,160
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $523,777,145)			537,393,290

Senior Loans 0.2%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.0%
TransDigm Inc.(b),(r)
Tranche E Term Loan
1-month USD LIBOR + 2.250% 05/30/2025	0.000%	494,962	482,900
Automotive 0.0%
Panther BF Aggregator 2 LP(b),(r)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 04/30/2026	5.103%	498,750	485,658
Cable and Satellite 0.0%
CSC Holdings LLC(b),(r)
Term Loan
3-month USD LIBOR + 2.250% 01/15/2026	3.909%	1,386,000	1,364,351
Electric 0.0%
Vistra Operations Co., LLC(b),(r)
Term Loan
3-month USD LIBOR + 1.750% 12/31/2025	3.364%	40,000	39,500
Environmental 0.0%
Clean Harbors, Inc.(b),(r)
Term Loan
3-month USD LIBOR + 1.750% 06/28/2024	3.353%	393,939	392,955
GFL Environmental, Inc.(b),(o),(r)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 05/30/2025		250,000	244,910
Total			637,865
Finance Companies 0.0%
Avolon Borrower 1 LLC(b),(r)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% Floor 0.750% 01/15/2025	3.397%	175,812	173,760
Delos Finance SARL(b),(r)
Term Loan
3-month USD LIBOR + 1.750% 10/06/2023	3.695%	350,000	347,813
Total			521,573
Gaming 0.0%
Caesars Entertainment Operating Co., LLC(b),(r)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 10/07/2024	3.603%	343,316	341,408

The accompanying Notes to Financial Statements are an integral part of this statement.
64	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Churchill Downs, Inc.(b),(r)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 12/27/2024	3.610%	393,970	391,015
Total			732,423
Health Care 0.0%
Gentiva Health Services, Inc.(b),(r)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 3.250% 07/02/2025	4.875%	246,875	244,406
IQVIA, Inc./Quintiles IMS(b),(r)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 01/17/2025	3.695%	590,932	585,513
MPH Acquisition Holdings LLC(b),(r)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 06/07/2023	4.695%	160,553	152,659
Total			982,578
Integrated Energy 0.1%
PowerTeam Services, LLC(b),(r)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 03/06/2025	5.195%	1,458,435	1,396,451
Packaging 0.0%
Berry Global, Inc.(b),(r)
Tranche Y Term Loan
1-month USD LIBOR + 2.000% 07/01/2026	3.671%	746,250	732,877
Reynolds Group Holdings, Inc.(b),(r)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/05/2023	4.353%	566,031	559,782
Total			1,292,659
Pharmaceuticals 0.1%
Bausch Health Companies, Inc.(b),(r)
Term Loan
3-month USD LIBOR + 3.000% 06/02/2025	4.659%	1,340,024	1,330,644
Elanco Animal Health, Inc.(b),(o),(r)
Tranche B Term Loan
1-month USD LIBOR + 1.750% 02/04/2027		2,300,000	2,273,159
Total			3,603,803
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Restaurants 0.0%
New Red Finance, Inc./Burger King/Tim Hortons(b),(r)
Tranche B4 Term Loan
3-month USD LIBOR + 1.750% 11/19/2026	3.353%	561,870	552,037
Technology 0.0%
CommScope, Inc.(b),(r)
Term Loan
3-month USD LIBOR + 3.250% 04/06/2026	4.853%	748,125	735,033
SS&C Technologies Holdings, Inc.(b),(r)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 04/16/2025	3.353%	148,169	146,069
Tranche B4 Term Loan
3-month USD LIBOR + 1.750% 04/16/2025	3.353%	107,201	105,682
Total			986,784
Wireless 0.0%
SBA Senior Finance II LLC(b),(r)
Term Loan
3-month USD LIBOR + 1.750% 04/11/2025	3.360%	733,825	724,652
Sprint Communications, Inc.(b),(e),(r)
Term Loan
3-month USD LIBOR + 2.500% Floor 0.750% 02/02/2024	4.125%	467,785	463,107
Total			1,187,759
Wirelines 0.0%
Telenet Financing USD LLC(b)
Tranche AR Term Loan
3-month USD LIBOR + 2.000% 04/21/2029	3.659%	750,000	726,562
Zayo Group LLC/Capital, Inc.(b),(o),(r)
Term Loan
1-month USD LIBOR + 3.000% 02/19/2027		250,000	243,840
Total			970,402
Total Senior Loans (Cost $15,469,248)			15,236,743

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	65

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Treasury Bills 0.2%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 0.2%
U.S. Treasury Bills(s)
03/19/2020	1.450%	9,210,000	9,202,704
06/18/2020	1.220%	12,190,000	12,144,889
U.S. Treasury Bills
04/14/2020	1.600%	2,500,000	2,494,985
Total			23,842,578
Total Treasury Bills (Cost $23,830,747)			23,842,578

U.S. Government & Agency Obligations 0.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(s)
10/05/2022	2.000%	4,030,000	4,136,511
Federal National Mortgage Association(i)
STRIPS
10/08/2027	0.000%	4,000,000	3,616,297
05/15/2030	0.000%	1,000,000	848,795
Residual Funding Corp.(i)
STRIPS
01/15/2030	0.000%	7,351,000	6,311,184
04/15/2030	0.000%	425,000	361,634
Resolution Funding Corp.(i)
STRIPS
01/15/2029	0.000%	1,935,000	1,655,479
04/15/2029	0.000%	1,220,000	1,038,485
04/15/2030	0.000%	3,000,000	2,523,911
Tennessee Valley Authority Principal STRIP(i)
09/15/2024	0.000%	530,000	500,225
Total U.S. Government & Agency Obligations (Cost $18,836,287)			20,992,521

U.S. Treasury Obligations 14.8%

U.S. Treasury
10/31/2021	1.500%	4,950,000	4,995,633
01/31/2022	1.375%	93,627,000	94,479,152
10/15/2022	1.375%	3,305,000	3,347,345
02/15/2023	1.375%	61,804,000	62,711,746
08/15/2024	2.375%	9,670,000	10,284,952
10/31/2024	1.500%	38,060,000	39,070,969
11/30/2024	1.500%	29,405,000	30,204,448
12/31/2024	1.750%	120,598,000	125,327,703
01/31/2025	1.375%	164,201,000	167,818,553
05/15/2025	2.125%	50,260,000	53,267,747
10/31/2025	3.000%	3,000,000	3,333,750
01/31/2027	1.500%	17,170,000	17,698,514
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/15/2028	2.875%	31,330,000	35,760,258
11/15/2029	1.750%	117,797,000	124,533,516
02/15/2030	1.500%	12,347,000	12,783,003
02/15/2039	3.500%	8,340,000	11,180,812
05/15/2039	4.250%	24,695,000	36,263,064
05/15/2040	4.375%	32,730,000	49,130,798
11/15/2042	2.750%	27,195,000	32,961,190
02/15/2043	3.125%	36,215,000	46,536,275
08/15/2049	2.250%	56,470,000	64,102,273
11/15/2049	2.375%	120,593,000	140,622,744
02/15/2050	2.000%	35,375,000	38,155,254
U.S. Treasury(c)
02/28/2022	1.125%	71,210,000	71,558,152
02/28/2025	1.125%	38,940,000	39,346,251
U.S. Treasury(s)
08/15/2043	3.625%	12,340,000	17,112,109
11/15/2043	3.750%	6,310,000	8,918,791
05/15/2045	3.000%	36,375,000	46,201,934
U.S. Treasury(i)
STRIPS
11/15/2038	0.000%	3,220,000	2,382,674
02/15/2039	0.000%	1,610,000	1,185,614
05/15/2039	0.000%	11,075,000	8,112,437
11/15/2040	0.000%	2,465,000	1,741,484
11/15/2041	0.000%	2,605,000	1,797,247
05/15/2042	0.000%	1,390,000	941,454
11/15/2043	0.000%	9,279,000	6,090,794
02/15/2044	0.000%	5,980,000	3,902,184
02/15/2045	0.000%	935,000	591,789
U.S. Treasury(i),(s)
STRIPS
05/15/2043	0.000%	18,157,000	12,222,640
11/15/2043	0.000%	7,025,000	4,677,662
02/15/2045	0.000%	12,595,000	8,147,883
Total U.S. Treasury Obligations (Cost $1,362,588,983)			1,439,500,798

Money Market Funds 6.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.641%(t),(u)	656,170,777	656,170,777
Total Money Market Funds (Cost $656,170,775)		656,170,777
Total Investments in Securities (Cost: $9,810,295,081)		10,217,482,716
Other Assets & Liabilities, Net		(506,935,448)
Net Assets		9,710,547,268

At February 29, 2020, securities and/or cash totaling $50,418,131 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
66	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	635	06/2020	USD	108,108,750	2,434,709	—
U.S. Long Bond	135	06/2020	USD	22,983,750	1,004,486	—
U.S. Treasury 10-Year Note	523	06/2020	USD	70,474,250	975,043	—
U.S. Treasury 2-Year Note	834	06/2020	USD	182,085,657	1,596,881	—
U.S. Treasury 2-Year Note	46	06/2020	USD	10,043,094	47,617	—
U.S. Treasury 5-Year Note	7,045	06/2020	USD	864,773,750	16,002,138	—
U.S. Treasury 5-Year Note	1,946	06/2020	USD	238,871,500	4,105,061	—
U.S. Treasury 5-Year Note	277	06/2020	USD	34,001,750	401,922	—
U.S. Ultra Bond 10-Year Note	387	06/2020	USD	58,134,656	1,519,857	—
U.S. Ultra Bond 10-Year Note	140	06/2020	USD	21,030,625	720,647	—
U.S. Ultra Treasury Bond	723	06/2020	USD	150,022,500	8,523,838	—
U.S. Ultra Treasury Bond	580	06/2020	USD	120,350,000	3,542,489	—
U.S. Ultra Treasury Bond	179	06/2020	USD	37,142,500	1,926,907	—
Total					42,801,595	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(318)	06/2020	USD	(42,850,500)	—	(547,205)
U.S. Treasury 10-Year Note	(519)	06/2020	USD	(69,935,250)	—	(845,213)
U.S. Treasury 2-Year Note	(3,588)	06/2020	USD	(783,361,316)	—	(4,943,053)
U.S. Treasury 5-Year Note	(347)	06/2020	USD	(42,594,250)	—	(391,296)
U.S. Ultra Bond 10-Year Note	(743)	06/2020	USD	(111,612,531)	—	(1,800,932)
U.S. Ultra Bond 10-Year Note	(920)	06/2020	USD	(138,201,250)	—	(2,766,012)
Total					—	(11,293,711)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 2.405%	1-Day Overnight Fed Funds Effective Rate	Receives Annually, Pays Annually	JPMorgan	03/12/2020	USD	52,900,000	220,144	—	—	220,144	—
Fixed rate of 2.328%	1-Day Overnight Fed Funds Effective Rate	Receives Annually, Pays Annually	JPMorgan	04/25/2020	USD	126,280,000	606,814	—	—	606,814	—
Fixed rate of 2.173%	1-Day Overnight Fed Funds Effective Rate	Receives Annually, Pays Annually	JPMorgan	03/31/2021	USD	31,454,000	523,986	—	—	523,986	—
Fixed rate of 1.830%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	JPMorgan	06/15/2021	USD	293,025,000	2,881,259	—	—	2,881,259	—
Fixed rate of 1.604%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	JPMorgan	09/15/2021	USD	161,010,000	1,136,773	—	—	1,136,773	—
Fixed rate of 1.480%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	JPMorgan	09/15/2021	USD	107,990,000	634,806	—	—	634,806	—
Fixed rate of 1.381%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	JPMorgan	09/15/2021	USD	82,194,000	487,251	—	—	487,251	—
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 2.353%	Receives Annually, Pays Annually	JPMorgan	05/31/2022	USD	38,295,000	(1,555,402)	—	—	—	(1,555,402)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 2.360%	Receives Annually, Pays Annually	JPMorgan	09/27/2022	USD	148,540,000	(6,838,367)	—	—	—	(6,838,367)
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	67

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
3-Month USD LIBOR	Fixed rate of 1.956%	Receives Quarterly, Pays SemiAnnually	JPMorgan	05/15/2024	USD	42,215,000	(2,070,685)	—	—	—	(2,070,685)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.350%	Receives Annually, Pays Annually	JPMorgan	05/31/2024	USD	6,266,000	(171,449)	—	—	—	(171,449)
3-Month USD LIBOR	Fixed rate of 2.170%	Receives Quarterly, Pays SemiAnnually	JPMorgan	08/15/2024	USD	140,200,000	(7,822,501)	—	—	—	(7,822,501)
3-Month USD LIBOR	Fixed rate of 2.334%	Receives Quarterly, Pays SemiAnnually	JPMorgan	11/15/2024	USD	165,925,000	(11,999,806)	—	—	—	(11,999,806)
3-Month USD LIBOR	Fixed rate of 3.019%	Receives Quarterly, Pays SemiAnnually	JPMorgan	02/28/2025	USD	22,215,000	(2,243,485)	—	—	—	(2,243,485)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 2.454%	Receives Annually, Pays Annually	JPMorgan	02/28/2025	USD	41,250,000	(3,588,057)	—	—	—	(3,588,057)
3-Month USD LIBOR	Fixed rate of 2.998%	Receives Quarterly, Pays SemiAnnually	JPMorgan	05/31/2025	USD	67,233,000	(7,499,473)	—	—	—	(7,499,473)
3-Month USD LIBOR	Fixed rate of 3.105%	Receives Quarterly, Pays SemiAnnually	JPMorgan	07/31/2025	USD	5,975,000	(686,766)	—	—	—	(686,766)
3-Month USD LIBOR	Fixed rate of 3.109%	Receives Quarterly, Pays SemiAnnually	JPMorgan	07/31/2025	USD	54,830,000	(6,283,835)	—	—	—	(6,283,835)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 2.269%	Receives Annually, Pays Annually	JPMorgan	01/31/2026	USD	38,890,000	(3,397,003)	—	—	—	(3,397,003)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 2.290%	Receives Annually, Pays Annually	JPMorgan	03/12/2026	USD	7,935,000	(750,403)	—	—	—	(750,403)
3-Month USD LIBOR	Fixed rate of 1.876%	Receives Quarterly, Pays SemiAnnually	JPMorgan	04/30/2026	USD	26,802,000	(1,467,764)	—	—	—	(1,467,764)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.965%	Receives Annually, Pays Annually	JPMorgan	02/15/2027	USD	8,075,000	(664,782)	—	—	—	(664,782)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.824%	Receives Annually, Pays Annually	JPMorgan	02/15/2027	USD	14,238,000	(1,150,832)	—	—	—	(1,150,832)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 2.067%	Receives Annually, Pays Annually	JPMorgan	02/15/2027	USD	15,490,000	(1,378,215)	—	—	—	(1,378,215)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.823%	Receives Annually, Pays Annually	JPMorgan	05/15/2027	USD	5,535,000	(407,704)	—	—	—	(407,704)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 2.579%	Receives Annually, Pays Annually	JPMorgan	08/15/2028	USD	27,835,000	(3,810,427)	—	—	—	(3,810,427)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.611%	Receives Annually, Pays Annually	JPMorgan	08/15/2029	USD	8,029,000	(574,924)	—	—	—	(574,924)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.369%	Receives Annually, Pays Annually	JPMorgan	02/15/2042	USD	4,280,000	(271,648)	—	—	—	(271,648)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.253%	Receives Annually, Pays Annually	JPMorgan	11/15/2045	USD	9,173,000	(333,490)	—	—	—	(333,490)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.380%	Receives Annually, Pays Annually	JPMorgan	09/27/2046	USD	2,780,000	(200,599)	—	—	—	(200,599)
Total							(58,676,584)	—	—	6,491,033	(65,167,617)

The accompanying Notes to Financial Statements are an integral part of this statement.
68	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit iTraxx Europe Crossover Index, Series 32	Morgan Stanley	12/20/2024	5.000	Quarterly	EUR	41,739,000	1,183,440	—	—	1,183,440	—

Reference index and values for swap contracts as of period end
Reference index		Reference rate
1-Day Overnight Fed Funds Effective Rate	Overnight Federal Funds Effective Rate	1.580%
3-Month USD LIBOR	London Interbank Offered Rate	1.463%
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At February 29, 2020, the total value of these securities amounted to $2,362,227,426, which represents 24.33% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of February 29, 2020.
(c)	Represents a security purchased on a when-issued basis.
(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 29, 2020, the total value of these securities amounted to $53,872,496, which represents 0.55% of total net assets.
(e)	Valuation based on significant unobservable inputs.
(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of February 29, 2020.
(g)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(h)	Non-income producing investment.
(i)	Zero coupon bond.
(j)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(k)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of February 29, 2020.
(l)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At February 29, 2020, the total value of these securities amounted to $1,358,881, which represents 0.01% of total net assets.
(m)	Principal and interest may not be guaranteed by a governmental entity.
(n)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At February 29, 2020, the total value of these securities amounted to $3,135,574, which represents 0.03% of total net assets.
(o)	Represents a security purchased on a forward commitment basis.
(p)	Represents principal only securities which have the right to receive the principal portion only on an underlying pool of mortgage loans.
(q)	Represents a variable rate security where the coupon adjusts periodically through an auction process.
(r)	The stated interest rate represents the weighted average interest rate at February 29, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(s)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(t)	The rate shown is the seven-day current annualized yield at February 29, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	69

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Notes to Portfolio of Investments  (continued)
(u)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended February 29, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.641%
	352,403,791	2,679,423,648	(2,375,656,662)	656,170,777	29,014	2	2,563,097	656,170,777
Abbreviation Legend
AID	Agency for International Development
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corporation
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
EUR	Euro
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are
The accompanying Notes to Financial Statements are an integral part of this statement.
70	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Fair value measurements  (continued)
illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	1,057,942,239	5,000,000	1,062,942,239
Commercial Mortgage-Backed Securities - Agency	—	211,015,301	—	211,015,301
Commercial Mortgage-Backed Securities - Non-Agency	—	680,909,033	22,185,815	703,094,848
Commercial Paper	—	5,915,106	—	5,915,106
Common Stocks
Energy	—	—	43	43
Total Common Stocks	—	—	43	43
Corporate Bonds & Notes	—	2,842,627,317	—	2,842,627,317
Foreign Government Obligations	—	294,243,233	—	294,243,233
Inflation-Indexed Bonds	—	94,057,973	—	94,057,973
Municipal Bonds	—	44,013,290	—	44,013,290
Residential Mortgage-Backed Securities - Agency	—	2,266,436,659	—	2,266,436,659
Residential Mortgage-Backed Securities - Non-Agency	—	487,860,741	49,532,549	537,393,290
Senior Loans	—	14,773,636	463,107	15,236,743
Treasury Bills	23,842,578	—	—	23,842,578
U.S. Government & Agency Obligations	—	20,992,521	—	20,992,521
U.S. Treasury Obligations	1,387,706,936	51,793,862	—	1,439,500,798
Money Market Funds	656,170,777	—	—	656,170,777
Total Investments in Securities	2,067,720,291	8,072,580,911	77,181,514	10,217,482,716
Investments in Derivatives
Asset
Futures Contracts	42,801,595	—	—	42,801,595
Swap Contracts	—	7,674,473	—	7,674,473
Liability
Futures Contracts	(11,293,711)	—	—	(11,293,711)
Swap Contracts	—	(65,167,617)	—	(65,167,617)
Total	2,099,228,175	8,015,087,767	77,181,514	10,191,497,456
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	71

Statement of Assets and Liabilities
February 29, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $9,154,124,306)	$9,561,311,939
Affiliated issuers (cost $656,170,775)	656,170,777
Cash	2,587,710
Margin deposits on:
Futures contracts	4,708,480
Swap contracts	1,650,000
Receivable for:
Investments sold	40,500,946
Investments sold on a delayed delivery basis	281,108,240
Capital shares sold	41,920,208
Dividends	414,941
Interest	48,452,908
Foreign tax reclaims	253,445
Variation margin for futures contracts	19,473,107
Variation margin for swap contracts	4,309,702
Expense reimbursement due from Investment Manager	5,180
Prepaid expenses	21,013
Trustees’ deferred compensation plan	298,623
Other assets	38,924
Total assets	10,663,226,143
Liabilities
Payable for:
Investments purchased	91,740,684
Investments purchased on a delayed delivery basis	810,947,762
Capital shares purchased	15,048,190
Distributions to shareholders	17,507,112
Variation margin for futures contracts	7,625,969
Variation margin for swap contracts	7,937,526
Management services fees	117,825
Transfer agent fees	277,181
Compensation of board members	1,007
Compensation of chief compliance officer	480
Other expenses	150,203
Trustees’ deferred compensation plan	298,623
Other liabilities	1,026,313
Total liabilities	952,678,875
Net assets applicable to outstanding capital stock	$9,710,547,268
Represented by
Paid in capital	9,271,918,342
Total distributable earnings (loss)	438,628,926
Total - representing net assets applicable to outstanding capital stock	$9,710,547,268
Institutional Class
Net assets	$9,710,536,915
Shares outstanding	918,224,345
Net asset value per share	$10.58
Institutional 3 Class
Net assets	$10,353
Shares outstanding	978
Net asset value per share	$10.59
The accompanying Notes to Financial Statements are an integral part of this statement.
72	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Statement of Operations
Six Months Ended February 29, 2020 (Unaudited)
Net investment income
Income:
Dividends — affiliated issuers	$2,563,097
Interest	134,689,459
Total income	137,252,556
Expenses:
Management services fees	19,329,294
Distribution and/or service fees
Class A	11,007
Transfer agent fees
Class A	2,064
Institutional Class	1,994,367
Institutional 3 Class(a)	1
Compensation of board members	64,364
Custodian fees	68,787
Printing and postage fees	149,775
Registration fees	82,532
Audit fees	24,491
Legal fees	92,961
Compensation of chief compliance officer	1,506
Other	97,849
Total expenses	21,918,998
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,141,325)
Total net expenses	20,777,673
Net investment income	116,474,883
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	83,889,042
Investments — affiliated issuers	29,014
Foreign currency translations	(62,797)
Forward foreign currency exchange contracts	507,693
Futures contracts	(667,861)
Swap contracts	(3,209,097)
Net realized gain	80,485,994
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	105,495,416
Investments — affiliated issuers	2
Foreign currency translations	(9,838)
Futures contracts	25,957,094
Swap contracts	(1,994,775)
Net change in unrealized appreciation (depreciation)	129,447,899
Net realized and unrealized gain	209,933,893
Net increase in net assets resulting from operations	$326,408,776

(a)	Institutional 3 Class shares are based on operations from December 18, 2019 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	73

Statement of Changes in Net Assets
	Six Months Ended February 29, 2020 (Unaudited)(a)	Year Ended August 31, 2019
Operations
Net investment income	$116,474,883	$240,334,227
Net realized gain	80,485,994	129,188,026
Net change in unrealized appreciation (depreciation)	129,447,899	343,072,176
Net increase in net assets resulting from operations	326,408,776	712,594,429
Distributions to shareholders
Net investment income and net realized gains
Class A	(149,151)	(362,615)
Institutional Class	(144,984,628)	(250,729,973)
Institutional 3 Class	(47)	—
Total distributions to shareholders	(145,133,826)	(251,092,588)
Increase (decrease) in net assets from capital stock activity	1,119,226,673	(35,474,121)
Total increase in net assets	1,300,501,623	426,027,720
Net assets at beginning of period	8,410,045,645	7,984,017,925
Net assets at end of period	$9,710,547,268	$8,410,045,645

	Six Months Ended		Year Ended
	February 29, 2020 (Unaudited)(a)		August 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,035	11,642	3	31
Distributions reinvested	13,128	134,821	36,680	362,320
Redemptions	(1,126,258)	(11,658,756)	(367,958)	(3,616,940)
Net decrease	(1,112,095)	(11,512,293)	(331,275)	(3,254,589)
Institutional Class
Subscriptions	156,238,992	1,617,664,722	147,758,591	1,459,502,750
Distributions reinvested	14,044,507	144,984,628	25,340,321	250,729,752
Redemptions	(61,302,195)	(631,920,384)	(177,405,207)	(1,742,452,034)
Net increase (decrease)	108,981,304	1,130,728,966	(4,306,295)	(32,219,532)
Institutional 3 Class
Subscriptions	978	10,000	—	—
Net increase	978	10,000	—	—
Total net increase (decrease)	107,870,187	1,119,226,673	(4,637,570)	(35,474,121)

(a)	Institutional 3 Class shares are based on operations from December 18, 2019 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
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Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	75

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional Class
Six Months Ended 2/29/2020 (Unaudited)	$10.38	0.14	0.23	0.37	(0.14)	(0.03)	(0.17)
Year Ended 8/31/2019	$9.80	0.30	0.59	0.89	(0.31)	—	(0.31)
Year Ended 8/31/2018	$10.17	0.26	(0.38)	(0.12)	(0.25)	(0.00)(d)	(0.25)
Year Ended 8/31/2017(f)	$9.91	0.16	0.26(g)	0.42	(0.16)	—	(0.16)
Institutional 3 Class
Six Months Ended 2/29/2020 (Unaudited)(h)	$10.23	0.05	0.36	0.41	(0.05)	—	(0.05)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Rounds to zero.
(e)	Annualized.
(f)	Institutional Class shares commenced operations on January 3, 2017. Per share data and total return reflect activity from that date.
(g)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(h)	Institutional 3 Class shares commenced operations on December 18, 2019. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
76	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional Class
Six Months Ended 2/29/2020 (Unaudited)	$10.58	3.67%	0.51%(e)	0.49%(e)	2.73%(e)	84%	$9,710,537
Year Ended 8/31/2019	$10.38	9.33%	0.52%(c)	0.52%(c)	3.05%	219%	$8,398,508
Year Ended 8/31/2018	$9.80	(1.16%)	0.52%	0.52%	2.66%	228%	$7,969,883
Year Ended 8/31/2017(f)	$10.17	4.28%	0.54%(e)	0.53%(e)	2.48%(e)	345%	$7,549,220
Institutional 3 Class
Six Months Ended 2/29/2020 (Unaudited)(h)	$10.59	3.99%	0.47%(e)	0.46%(e)	2.69%(e)	84%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	77

Notes to Financial Statements
February 29, 2020 (Unaudited)
Note 1. Organization
Multi-Manager Total Return Bond Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes listed in the Statement of Assets and Liabilities which are not subject to any front-end sales charge or contingent deferred sales charge. Institutional 3 Class shares commenced operations on December 18, 2019. Effective at close of business on January 24, 2020, Class A shares merged, in a tax-free transaction, into Institutional Class shares and Class A shares are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple
78	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	79

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.
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Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates and to hedge against market volatility. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	81

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, increase or decrease its credit exposure to a specific debt security or a basket of debt securities, as a protection buyer to reduce overall credit exposure and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to produce incremental earnings, to manage interest rate and market risk exposure to produce incremental earnings and to gain exposure to or protect itself from market rate changes. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest
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Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 29, 2020:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	1,183,440*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	42,801,595*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	6,491,033*
Total		50,476,068

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	11,293,711*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	65,167,617*
Total		76,461,328

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended February 29, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	1,829,657	1,829,657
Equity risk	—	(144,025)	—	(144,025)
Foreign exchange risk	507,693	—	—	507,693
Interest rate risk	—	(523,836)	(5,038,754)	(5,562,590)
Total	507,693	(667,861)	(3,209,097)	(3,369,265)

Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	83

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	2,383,185	2,383,185
Interest rate risk	25,957,094	(4,377,960)	21,579,134
Total	25,957,094	(1,994,775)	23,962,319
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended February 29, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	1,910,411,235
Futures contracts — short	1,051,014,839
Credit default swap contracts — buy protection	51,789,800
Credit default swap contracts — sell protection	21,105,000

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	177,145	—
Interest rate swap contracts	4,345,017	(54,057,057)

*	Based on the ending quarterly outstanding amounts for the six months ended February 29, 2020.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
84	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	85

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 29, 2020:
	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (a)	-	561,368	561,368
Centrally cleared interest rate swap contracts (a)	3,748,334	-	3,748,334
Total assets	3,748,334	561,368	4,309,702
Liabilities
Centrally cleared interest rate swap contracts (a)	7,937,526	-	7,937,526
Total liabilities	7,937,526	-	7,937,526
Total financial and derivative net assets	(4,189,192)	561,368	(3,627,824)
Total collateral received (pledged) (b)	(4,189,192)	-	(4,189,192)
Net amount (c)	-	561,368	561,368

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
86	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended February 29, 2020 was 0.45% of the Fund’s average daily net assets.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	87

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
The Investment Manager has voluntarily agreed to waive a portion of the management services fee on Fund assets that are invested in affiliated mutual funds, exchange-traded funds and closed-end funds that pay a management services fee, or where applicable, an advisory fee to the Investment Manager. The Investment Manager, in its discretion, may revise or discontinue this arrangement at any time.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Loomis Sayles & Company, L.P., PGIM, Inc., the asset management arm of Prudential Financial, TCW Investment Management Company, LLC and Voya Investment Management Co. LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board of Trustees. Each subadviser’s proportionate share of investments in the Fund may also vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares.
For the six months ended February 29, 2020, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.02(a)
Institutional Class	0.05
Institutional 3 Class	0.02

(a)	Unannualized.
88	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
The Fund may pay distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, provided that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result of all Class A shares of the Fund being merged into Institutional Class shares, January 24, 2020 was the last day the Fund paid a distribution and shareholder services fee for Class A shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through December 31, 2020
Institutional Class	0.49%
Institutional 3 Class	0.46
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 29, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
9,810,295,000	495,009,000	(113,807,000)	381,202,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	89

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $8,236,269,106 and $7,241,864,991, respectively, for the six months ended February 29, 2020, of which $6,282,215,023 and $5,727,092,414, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended February 29, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended February 29, 2020.
90	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	91

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At February 29, 2020, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
92	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	93

 Board Consideration and Approval of SubadvisoryAgreements
On December 11, 2019, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved an amended Subadvisory Agreement (the Amended Subadvisory Agreements) between Columbia Management Investment Advisers, LLC (the Investment Manager) and each of Loomis, Sayles & Company, LP and PGIM, Inc. (the Subadvisers) with respect to Multi-Manager Total Return Bond Strategies Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met to review and discuss, among themselves and with the management team of the Investment Manager and others, materials provided by the Investment Manager before determining to approve the Amended Subadvisory Agreements.
In connection with their deliberations regarding the Amended Subadvisory Agreements, the Committee and the Board evaluated materials provided by the Investment Manager regarding the Fund and the Amended Subadvisory Agreements and discussed these materials, as well as other materials provided by the Investment Manager in connection with the Board’s most recent annual approval of the continuation of the Fund’s Management Agreement (the Management Agreement) and existing subadvisory agreement (the Existing Subadvisory Agreements) with each of the Subadvisers with respect to the Fund, with representatives of the Investment Manager at a Committee meeting held on December 10, 2019 and at a Board meeting held on December 11, 2019 and noted that they had considered the continuance of the Existing Subadvisory Agreements at the June 2019 meeting. The Committee and the Board also consulted with Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations.
The Committee and the Board considered representations from management that in connection with certain expense waivers implemented by the Investment Manager with respect to the Fund, the Investment Manager had negotiated lower subadvisory fees to be paid to each Subadviser and therefore sought approval to amend the Existing Subadvisory Agreements to reflect the lower subadvisory fee rates and also considered that, except for the reduced subadvisory fees rates, the Existing Subadvisory Agreements would remain unchanged.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the Amended Subadvisory Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the Amended Subadvisory Agreements for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2020 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Amended Subadvisory Agreements;
•	The subadvisory fees payable by the Investment Manager under the Amended Subadvisory Agreements;
•	Descriptions of various functions performed by the Subadvisers under the Amended Subadvisory Agreements, including portfolio management and portfolio trading practices;
•	Information regarding the reputation, regulatory history and resources of the Subadvisers, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Subadvisers with respect to compliance monitoring services, including an assessment of the Subadvisers’ compliance systems by the Fund’s Chief Compliance Officer; and
94	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Board Consideration and Approval of Subadvisory
Agreements  (continued)

•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the amended Subadvisory Agreements
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Subadvisers under the Amended Subadvisory Agreements and the resources dedicated to the Fund and the other Columbia Funds by the Subadvisers. The Committee and the Board considered, among other things, the quality of the Subadvisers’ investment research capabilities.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Subadvisers, which included consideration of the Subadvisers’ experience with funds using an investment strategy similar to that used by the Subadvisers for the Fund. The Board also noted that, based on information provided by the Investment Manager, the Board had approved each Subadviser’s code of ethics and compliance program, and that the Chief Compliance Officer of the Funds reports to the Trustees on each Subadviser’s compliance program.
The Committee and the Board considered the diligence and selection process undertaken by the Investment Manager to select each Subadviser, including the Investment Manager’s rationale for recommending the approval of the Amended Subadvisory Agreements, and the process for monitoring each Subadviser’s ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Amended Subadvisory Agreements supported the approval of the Amended Subadvisory Agreements.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the Investment Manager and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the Investment Manager’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support the approval of the Amended Subadvisory Agreements. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through September 30, 2019, the Fund’s performance was in the seventy-eighth, fifty-fifth and forty-eighth percentile (where the best performance would be in the first percentile) of its category selected by the Investment Manager for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Subadvisers’ performance and reputation generally and the Investment Manager’s evaluation of each Subadviser’s contribution to the Fund’s broader investment mandate. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Subadvisers were sufficient, in light of other considerations, to support the approval of the Amended Subadvisory Agreements.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	95

Board Consideration and Approval of Subadvisory
Agreements  (continued)

Subadvisory fee rates and other expenses
The Committee and the Board considered the subadvisory fees charged to the Fund under the Amended Subadvisory Agreements, as well as the total expenses incurred by the Fund. The Committee and the Board also considered the fees that the Subadvisers charge to their other clients, and noted that the Investment Manager pays the fees of the Subadvisers. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the subadvisory fee rates and expenses of the Fund, in light of other considerations, supported the approval of the Amended Subadvisory Agreements.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, including with respect to funds for which unaffiliated subadvisers provide services, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2018 to profitability levels realized in 2017. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant. Because the Amended Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Committee and the Board did not consider the profitability to each Subadviser from its relationship with the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Amended Subadvisory Agreements.
Economies of Scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
The Committee and the Board noted that the breakpoints in the Amended Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Amended Subadvisory Agreements. The Committee and the Board also noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.
96	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020

Board Consideration and Approval of Subadvisory
Agreements  (continued)

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Amended Subadvisory Agreements.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the Amended Subadvisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Amended Subadvisory Agreements.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2020	97

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Multi-Manager Total Return Bond Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR101_08_K01_(04/20)

SemiAnnual Report
February 29, 2020
Multi-Manager Small Cap Equity Strategies Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Multi-Manager Small Cap Equity Strategies Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Small Cap Equity Strategies Fund  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
BMO Asset Management Corp.
David Corris, CFA
Thomas Lettenberger, CFA
Columbia Management Investment Advisers, LLC
Christian Stadlinger, Ph.D, CFA
Jarl Ginsberg, CFA, CAIA
Conestoga Capital Advisors, LLC
Robert Mitchell
Joseph Monahan, CFA
Hotchkis and Wiley Capital Management, LLC
Judd Peters, CFA
Ryan Thomes, CFA
J.P. Morgan Investment Management Inc.
Eytan Shapiro, CFA
Felise Agranoff, CFA
Matthew Cohen
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 29, 2020)
	Inception	6 Months cumulative	1 Year	5 Years	Life
Institutional Class*	01/03/17	-1.76	-5.19	5.35	9.12
Institutional 3 Class*	12/18/19	-1.72	-5.15	5.36	9.13
Russell 2000 Index		-0.52	-4.92	5.12	9.54
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Returns shown for periods prior to the inception date of a class include the returns of the Fund’s Class A shares for the period from April 20, 2012 (the inception date of the Fund) through January 2, 2017, and for Institutional 3 Class shares, include the returns of the Fund’s Institutional Class shares for the period from January 3, 2017 through the inception date of the class. Class A shares were offered prior to the Fund’s Institutional Class shares but have since been merged into the Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes the securities of approximately 2,000 of the smallest companies in the Russell 3000 Index based on a combination of their market capitalization and current index membership.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2020	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at February 29, 2020)
Common Stocks	97.6
Limited Partnerships	0.2
Money Market Funds	2.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 29, 2020)
Communication Services	1.2
Consumer Discretionary	10.5
Consumer Staples	2.8
Energy	3.0
Financials	18.1
Health Care	14.5
Industrials	21.1
Information Technology	17.8
Materials	3.0
Real Estate	5.2
Utilities	2.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2019 — February 29, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	982.40	1,019.94	4.88	4.97	0.99
Institutional 3 Class	1,000.00	1,000.00	890.00(a)	1,020.84	1.48(a)	4.07	0.81(a)
(a) Based on operations from December 18, 2019 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2020	5

Portfolio of Investments
February 29, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.7%
Issuer	Shares	Value ($)
Communication Services 1.2%
Diversified Telecommunication Services 0.2%
Vonage Holdings Corp.(a)	305,000	2,732,800
Entertainment 0.2%
Glu Mobile, Inc.(a)	228,845	1,629,376
Sciplay Corp., Class A(a)	92,123	832,792
Total		2,462,168
Media 0.8%
Emerald Holding, Inc.	103,500	710,010
Entravision Communications Corp., Class A	299,100	601,191
Meredith Corp.	19,200	505,920
MSG Networks, Inc., Class A(a)	88,400	1,117,376
New York Times Co. (The), Class A	137,163	5,138,126
Nexstar Media Group, Inc., Class A	36,647	4,213,672
TEGNA, Inc.	18,800	269,216
Total		12,555,511
Total Communication Services		17,750,479
Consumer Discretionary 10.3%
Auto Components 1.7%
Adient PLC(a)	45,000	1,076,850
Cooper Tire & Rubber Co.	42,900	1,093,521
Dana, Inc.	158,835	2,284,047
Dorman Products, Inc.(a)	76,325	4,628,348
Fox Factory Holding Corp.(a)	185,720	11,774,648
Goodyear Tire & Rubber Co. (The)	101,500	983,028
Modine Manufacturing Co.(a)	125,357	935,163
Motorcar Parts of America, Inc.(a)	50,200	840,348
Visteon Corp.(a)	41,900	2,725,176
Total		26,341,129
Automobiles 0.3%
Thor Industries, Inc.	10,700	806,887
Winnebago Industries, Inc.	83,955	4,356,425
Total		5,163,312
Common Stocks (continued)
Issuer	Shares	Value ($)
Distributors 0.4%
Funko, Inc., Class A(a)	144,300	1,170,273
Pool Corp.	20,788	4,385,436
Total		5,555,709
Diversified Consumer Services 0.8%
Bright Horizons Family Solutions, Inc.(a)	20,975	3,296,221
Grand Canyon Education, Inc.(a)	71,475	5,766,603
K12, Inc.(a)	98,101	1,950,248
OneSpaWorld Holdings Ltd.	77,895	951,877
Regis Corp.(a)	17,400	222,024
Total		12,186,973
Hotels, Restaurants & Leisure 1.9%
Boyd Gaming Corp.	180,763	4,828,180
Brinker International, Inc.	89,100	3,060,585
Dine Brands Global, Inc.	36,500	2,987,525
Golden Entertainment, Inc.(a)	53,048	863,621
Hilton Grand Vacations, Inc.(a)	41,400	1,103,724
Penn National Gaming, Inc.(a)	66,000	1,951,620
Planet Fitness, Inc., Class A(a)	48,826	3,295,267
PlayAGS, Inc.(a)	120,500	1,167,645
Red Rock Resorts, Inc., Class A	147,953	3,049,311
Texas Roadhouse, Inc.	86,852	4,882,820
Twin River Worldwide Holdings, Inc.	42,300	1,099,800
Total		28,290,098
Household Durables 1.8%
Beazer Homes USA, Inc.(a)	150,881	1,849,801
Century Communities, Inc.(a)	33,700	1,123,221
Ethan Allen Interiors, Inc.	80,700	1,065,240
Flexsteel Industries, Inc.	20,100	276,174
Green Brick Partners, Inc.(a)	24,100	263,654
Hamilton Beach Brands Holding Co.	20,000	232,000
Hooker Furniture Corp.	57,800	1,087,218
iRobot Corp.(a)	11,800	566,282
KB Home	169,417	5,521,300
La-Z-Boy, Inc.	97,458	2,792,172
LGI Homes, Inc.(a)	10,300	776,105
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
M/I Homes, Inc.(a)	39,663	1,476,653
Meritage Homes Corp.(a)	35,769	2,269,901
Taylor Morrison Home Corp., Class A(a)	45,900	1,033,668
TopBuild Corp.(a)	31,000	3,131,000
TRI Pointe Group, Inc.(a)	230,073	3,527,019
Tupperware Brands Corp.	95,100	271,035
Zagg, Inc.(a)	148,500	997,920
Total		28,260,363
Internet & Direct Marketing Retail 0.2%
Duluth Holdings, Inc., Class B(a)	39,400	270,284
Farfetch Ltd., Class A(a)	144,714	1,616,456
PetMed Express, Inc.	33,100	873,840
RealReal, Inc. (The)(a)	48,665	680,823
Total		3,441,403
Leisure Products 0.1%
Johnson Outdoors, Inc., Class A	27,502	1,716,400
Multiline Retail 0.1%
Big Lots, Inc.	12,100	191,301
Dillard’s, Inc., Class A	5,500	309,595
Ollie’s Bargain Outlet Holdings, Inc.(a)	27,837	1,416,068
Total		1,916,964
Specialty Retail 2.4%
Aaron’s, Inc.	53,310	2,096,682
American Eagle Outfitters, Inc.	63,800	821,744
Asbury Automotive Group, Inc.(a)	6,200	549,568
Bed Bath & Beyond, Inc.	22,700	245,387
Camping World Holdings, Inc., Class A	43,600	596,448
Children’s Place, Inc. (The)	40,200	2,315,520
Designer Brands, Inc.	61,500	830,865
Genesco, Inc.(a)	90,835	3,125,632
Group 1 Automotive, Inc.	12,400	1,056,852
Haverty Furniture Companies, Inc.	46,300	778,766
Hibbett Sports, Inc.(a)	117,532	2,294,225
Hudson Ltd., Class A(a)	219,701	2,045,416
Lithia Motors, Inc., Class A	43,729	5,210,748
Murphy U.S.A., Inc.(a)	29,622	2,888,145
National Vision Holdings, Inc.(a)	189,217	6,588,536
Office Depot, Inc.	385,100	904,985
Common Stocks (continued)
Issuer	Shares	Value ($)
Sally Beauty Holdings, Inc.(a)	91,500	1,138,260
Sonic Automotive, Inc., Class A	41,800	1,170,400
Sportsman’s Warehouse Holdings, Inc.(a)	104,500	627,000
Tilly’s, Inc.	79,200	514,800
Urban Outfitters, Inc.(a)	22,100	519,571
Zumiez, Inc.(a)	10,300	273,259
Total		36,592,809
Textiles, Apparel & Luxury Goods 0.6%
Deckers Outdoor Corp.(a)	13,831	2,403,828
Fossil Group, Inc.(a)	174,800	802,332
G-III Apparel Group Ltd.(a)	33,800	755,768
Movado Group, Inc.	76,500	1,124,550
Rocky Brands, Inc.	12,800	311,680
Unifi, Inc.(a)	15,000	320,550
Vera Bradley, Inc.(a)	102,700	848,302
Wolverine World Wide, Inc.	78,201	2,055,904
Total		8,622,914
Total Consumer Discretionary		158,088,074
Consumer Staples 2.7%
Beverages 0.1%
MGP Ingredients, Inc.	71,355	2,052,170
Food & Staples Retailing 1.1%
BJ’s Wholesale Club Holdings, Inc.(a)	139,000	2,677,140
Grocery Outlet Holding Corp.(a)	82,263	2,603,624
Performance Food Group Co.(a)	134,581	5,706,234
SpartanNash Co.	48,500	602,855
The Chefs’ Warehouse(a)	175,275	5,366,921
Village Super Market, Inc., Class A	29,200	600,060
Total		17,556,834
Food Products 0.5%
Freshpet, Inc.(a)	77,263	5,134,899
TreeHouse Foods, Inc.(a)	67,000	2,553,370
Total		7,688,269
Household Products 0.5%
Central Garden & Pet Co., Class A(a)	91,456	2,314,751
Energizer Holdings, Inc.	18,300	786,717
WD-40 Co.	24,625	4,247,566
Total		7,349,034

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2020	7

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Personal Products 0.4%
BellRing Brands, Inc., Class A(a)	162,500	3,193,125
Medifast, Inc.	6,000	498,660
Nu Skin Enterprises, Inc., Class A	40,500	993,060
Usana Health Sciences, Inc.(a)	16,200	1,070,820
Total		5,755,665
Tobacco 0.1%
Universal Corp.	24,700	1,218,945
Total Consumer Staples		41,620,917
Energy 2.8%
Energy Equipment & Services 1.1%
Apergy Corp.(a)	48,900	909,540
Cactus, Inc., Class A	33,600	917,616
Frank’s International NV(a)	345,900	1,355,928
Helix Energy Solutions Group, Inc.(a)	183,934	1,234,197
Liberty Oilfield Services, Inc., Class A	295,578	1,977,417
Matrix Service Co.(a)	151,955	1,835,616
Newpark Resources, Inc.(a)	572,274	2,008,682
NexTier Oilfield Solutions, Inc.(a)	234,817	1,094,247
Nine Energy Service, Inc.(a)	54,000	219,240
Patterson-UTI Energy, Inc.	246,600	1,413,018
ProPetro Holding Corp.(a)	122,700	1,074,852
RPC, Inc.	228,600	786,384
SEACOR Holdings, Inc.(a)	8,400	313,320
Select Energy Services, Inc., Class A(a)	99,900	649,350
Solaris Oilfield Infrastructure, Inc., Class A	100,500	1,065,300
Total		16,854,707
Oil, Gas & Consumable Fuels 1.7%
Altus Midstream Co., Class A(a)	456,400	666,344
Berry Petroleum Corp.	164,200	1,045,954
Bonanza Creek Energy, Inc.(a)	70,400	1,146,816
Callon Petroleum Co.(a)	780,400	1,771,508
Centennial Resource Development, Inc., Class A(a)	419,400	993,978
Delek U.S. Holdings, Inc.	155,241	3,319,053
Earthstone Energy, Inc., Class A(a)	246,000	947,100
Hoegh LNG Partners LP	18,800	235,000
Kosmos Energy Ltd.	289,900	884,195
Magnolia Oil & Gas Corp., Class A(a)	150,800	1,132,508
Common Stocks (continued)
Issuer	Shares	Value ($)
Matador Resources Co.(a)	85,000	819,400
Oasis Petroleum, Inc.(a)	585,000	956,475
Par Pacific Holdings, Inc.(a)	33,100	549,129
PBF Energy, Inc., Class A	35,700	799,323
PDC Energy, Inc.(a)	60,877	1,158,489
Range Resources Corp.	300,500	832,385
Renewable Energy Group, Inc.(a)	32,900	870,205
REX American Resources Corp.(a)	15,500	1,085,155
Scorpio Tankers, Inc.	112,000	2,215,360
SM Energy Co.	157,000	1,031,490
Talos Energy, Inc.(a)	12,800	181,760
W&T Offshore, Inc.(a)	383,400	996,840
World Fuel Services Corp.	94,581	2,674,751
Total		26,313,218
Total Energy		43,167,925
Financials 17.7%
Banks 10.3%
1st Source Corp.	44,122	1,855,330
Amalgamated Bank, Class A	37,500	600,375
Ameris Bancorp	95,300	3,257,354
Associated Banc-Corp.	65,508	1,109,050
Atlantic Capital Bancshares, Inc.(a)	61,620	1,117,171
Atlantic Union Bankshares Corp.	136,000	4,044,640
Bancorp, Inc. (The)(a)	260,025	3,164,504
BankUnited, Inc.	38,900	1,155,330
Bar Harbor Bankshares	28,100	573,802
Boston Private Financial Holdings, Inc.	264,245	2,577,710
Bridge Bancorp, Inc.	29,600	814,592
Brookline Bancorp, Inc.	43,900	608,893
Bryn Mawr Bank Corp.	42,274	1,405,188
Cadence BanCorp	42,000	593,040
Camden National Corp.	13,200	541,332
Carolina Financial Corp.	16,800	544,320
Cathay General Bancorp	254,220	7,824,892
Central Pacific Financial Corp.	84,872	2,030,138
City Holding Co.	7,900	552,368
Community Bank System, Inc.	84,000	5,108,040
Community Trust Bancorp, Inc.	44,844	1,734,566
ConnectOne Bancorp, Inc.	39,000	819,390

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
CrossFirst Bankshares, Inc.(a)	26,200	347,150
Customers Bancorp, Inc.(a)	55,400	1,124,066
Dime Community Bancshares, Inc.	63,500	1,065,530
Eagle Bancorp, Inc.	26,900	1,006,598
Equity Bancshares, Inc., Class A(a)	42,900	1,123,122
FB Financial Corp.	9,300	302,901
Financial Institutions, Inc.	50,037	1,346,496
First BanCorp	146,300	1,161,622
First BanCorp	42,632	1,368,487
First Business Financial Services, Inc.	11,800	283,200
First Commonwealth Financial Corp.	155,717	1,837,461
First Financial Bancorp	28,600	589,160
First Financial Bankshares, Inc.	97,108	2,790,884
First Financial Corp.	21,400	854,930
First Hawaiian, Inc.	42,800	1,025,060
First Internet Bancorp	22,700	551,383
First Mid Bancshares, Inc.	20,300	571,851
First Midwest Bancorp, Inc.	47,200	856,680
First of Long Island Corp. (The)	40,100	830,471
Flushing Financial Corp.	60,900	1,105,639
FNB Corp.	86,100	868,749
Franklin Financial Network, Inc.	24,800	830,552
Fulton Financial Corp.	74,354	1,074,415
German American Bancorp, Inc.	10,300	307,455
Great Southern Bancorp, Inc.	34,363	1,763,165
Great Western Bancorp, Inc.	144,565	3,884,462
Hancock Whitney Corp.	219,619	7,357,236
Hanmi Financial Corp.	167,318	2,610,161
HBT Financial, Inc.	14,600	226,008
Heartland Financial U.S.A., Inc.	44,872	1,922,765
Heritage Commerce Corp.	157,000	1,610,820
Heritage Financial Corp.	127,200	2,949,768
Hilltop Holdings, Inc.	163,173	3,398,894
Home Bancshares, Inc.	35,400	593,304
HomeTrust Bancshares, Inc.	12,700	301,752
Hope Bancorp, Inc.	87,600	1,069,596
Horizon Bancorp, Inc.	18,700	280,874
Iberiabank Corp.	8,900	535,691
Independent Bank Corp.	62,500	4,220,625
Common Stocks (continued)
Issuer	Shares	Value ($)
Independent Bank Corp.	57,801	1,131,166
International Bancshares Corp.	112,204	3,826,156
Investors Bancorp, Inc.	107,000	1,127,780
Lakeland Bancorp, Inc.	103,320	1,488,325
Live Oak Bancshares, Inc.	73,900	1,135,843
Metropolitan Bank Holding Corp.(a)	12,600	538,650
Midland States Bancorp, Inc.	49,300	1,174,326
MidWestOne Financial Group, Inc.	20,000	574,600
Northrim BanCorp, Inc.	9,000	314,550
Old National Bancorp	20,169	317,863
Orrstown Financial Services, Inc.	16,800	299,040
Pacific Premier Bancorp, Inc.	143,100	3,696,273
Park National Corp.	7,000	611,240
Peapack Gladstone Financial Corp.	72,894	2,000,940
Peoples Bancorp, Inc.	32,872	938,496
Preferred Bank	37,836	1,934,555
QCR Holdings, Inc.	18,697	711,608
RBB Bancorp	31,600	533,092
Renasant Corp.	136,000	3,852,880
Republic Bancorp, Inc.	15,000	536,100
Sandy Spring Bancorp, Inc.	242,874	7,470,804
Signature Bank	16,662	2,084,416
South Plains Financial, Inc.	17,600	352,528
South State Corp.	4,200	286,104
Southern National Bancorp of Virginia, Inc.	43,400	615,846
TCF Financial Corp.	121,000	4,409,240
Texas Capital Bancshares, Inc.(a)	63,684	2,998,243
Towne Bank	12,700	292,862
Trico Bancshares	27,000	913,140
Triumph Bancorp, Inc.(a)	46,500	1,574,955
Trustmark Corp.	20,400	548,760
UMB Financial Corp.	74,500	4,332,175
Umpqua Holdings Corp.	52,300	804,897
Univest Corporation of Pennsylvania	52,543	1,229,506
Washington Trust Bancorp, Inc.	13,500	579,420
Webster Financial Corp.	35,959	1,365,363
West Bancorporation, Inc.	15,000	306,750
Wintrust Financial Corp.	64,238	3,430,952
Total		158,320,452

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2020	9

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 1.8%
Artisan Partners Asset Management, Inc., Class A	25,800	737,364
BrightSphere Investment Group, Inc.	59,200	553,520
Cowen, Inc.	55,200	826,344
Evercore, Inc., Class A	82,877	5,521,266
Focus Financial Partners, Inc., Class A(a)	57,465	1,562,473
GAIN Capital Holdings, Inc.	72,300	426,570
GAMCO Investors, Inc., Class A	16,600	258,296
Greenhill & Co., Inc.	49,634	725,649
Houlihan Lokey, Inc.	88,000	4,507,360
INTL FCStone, Inc.(a)	12,200	555,710
Legg Mason, Inc.	24,800	1,235,536
Oppenheimer Holdings, Inc., Class A	25,300	600,369
Sculptor Capital Management, Inc.	23,600	535,248
Stifel Financial Corp.	64,862	3,531,087
Victory Capital Holdings, Inc., Class A	55,300	1,093,281
Virtu Financial, Inc. Class A	35,500	667,755
Virtus Investment Partners, Inc.	6,800	750,720
Waddell & Reed Financial, Inc., Class A	169,583	2,333,462
Westwood Holdings Group, Inc.	35,500	900,990
Total		27,323,000
Consumer Finance 0.4%
Navient Corp.	91,900	1,032,037
Nelnet, Inc., Class A	31,306	1,662,349
SLM Corp.	282,900	2,933,673
Total		5,628,059
Diversified Financial Services 0.0%
FGL Holdings	77,800	890,032
Insurance 2.2%
Ambac Financial Group, Inc.(a)	56,800	1,091,696
American Equity Investment Life Holding Co.	221,707	5,604,753
AMERISAFE, Inc.	60,500	3,942,785
Argo Group International Holdings Ltd.	72,000	4,050,720
CNO Financial Group, Inc.	64,163	1,027,891
eHealth, Inc.(a)	28,144	3,302,698
Employers Holdings, Inc.	104,665	4,033,789
Enstar Group Ltd.(a)	3,400	606,526
Global Indemnity Ltd	19,500	619,320
Common Stocks (continued)
Issuer	Shares	Value ($)
Horace Mann Educators Corp.	27,804	1,082,410
MBIA, Inc.(a)	101,300	790,140
National General Holdings Corp.	122,323	2,381,629
National Western Life Group, Inc., Class A	4,600	1,099,078
ProAssurance Corp.	38,400	1,042,560
State Auto Financial Corp.	12,100	302,258
Stewart Information Services Corp.	31,000	1,121,580
Third Point Reinsurance Ltd.(a)	113,900	1,015,988
United Fire Group, Inc.	20,400	782,136
Total		33,897,957
Mortgage Real Estate Investment Trusts (REITS) 0.4%
Blackstone Mortgage Trust, Inc.	83,000	2,992,980
Colony Credit Real Estate, Inc.	94,300	1,200,439
Great Ajax Corp.	61,700	871,821
Invesco Mortgage Capital, Inc.	77,500	1,246,200
Total		6,311,440
Thrifts & Mortgage Finance 2.6%
Axos Financial, Inc.(a)	176,976	4,408,472
Bridgewater Bancshares, Inc.(a)	26,600	332,500
Capitol Federal Financial, Inc.	25,500	311,227
Essent Group Ltd.	66,265	2,891,805
Federal Agricultural Mortgage Corp.	8,500	638,010
First Defiance Financial Corp.	69,682	1,666,445
Flagstar Bancorp, Inc.	79,243	2,526,267
FS Bancorp, Inc.	6,700	320,193
Hingham Institution for Savings	3,300	603,768
HomeStreet, Inc.	98,435	2,666,604
Luther Burbank Corp.	56,900	593,467
Merchants Bancorp	28,900	520,778
Meridian Bancorp, Inc.	17,700	292,227
MGIC Investment Corp.	338,000	4,066,140
NMI Holdings, Inc., Class A(a)	94,170	2,197,928
Northfield Bancorp, Inc.	60,400	853,452
OceanFirst Financial Corp.	122,400	2,501,856
Southern Missouri Bancorp, Inc.	9,500	311,790
Sterling Bancorp, Inc.	84,900	594,300
Territorial Bancorp, Inc.	12,700	322,834
TrustCo Bank Corp.	297,610	2,041,605
Walker & Dunlop, Inc.	46,334	3,004,760

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Washington Federal, Inc.	35,744	1,071,962
Waterstone Financial, Inc.	33,800	562,094
WSFS Financial Corp.	118,500	4,083,510
Total		39,383,994
Total Financials		271,754,934
Health Care 14.2%
Biotechnology 3.9%
ACADIA Pharmaceuticals, Inc.(a)	59,304	2,534,653
Alector, Inc.(a)	55,299	1,519,617
Alkermes PLC(a)	79,341	1,653,466
Amicus Therapeutics, Inc.(a)	243,589	2,325,057
Atara Biotherapeutics, Inc.(a)	104,068	1,264,426
Avrobio, Inc.(a)	94,772	1,829,100
Biohaven Pharmaceutical Holding Co., Ltd.(a)	62,054	2,740,305
Blueprint Medicines Corp.(a)	42,395	2,294,841
BridgeBio Pharma, Inc.(a)	37,514	1,195,946
Clementia Pharmaceuticals, Inc.(a),(b),(c)	134,864	0
Coherus Biosciences, Inc.(a)	166,034	3,212,758
Emergent Biosolutions, Inc.(a)	30,560	1,793,261
FibroGen, Inc.(a)	74,963	3,133,453
G1 Therapeutics, Inc.(a)	74,056	1,328,565
Global Blood Therapeutics, Inc.(a)	19,374	1,239,161
Halozyme Therapeutics, Inc.(a)	209,133	4,092,733
Heron Therapeutics, Inc.(a)	111,696	2,083,130
Homology Medicines, Inc.(a)	98,078	1,569,248
Immunomedics, Inc.(a)	90,000	1,440,000
Intercept Pharmaceuticals, Inc.(a)	29,630	2,724,182
Ligand Pharmaceuticals, Inc.(a)	56,125	5,253,300
Myriad Genetics, Inc.(a)	38,604	680,203
Natera, Inc.(a)	98,493	3,733,377
REGENXBIO, Inc.(a)	51,797	2,071,880
Revolution Medicines, Inc.(a)	28,259	883,659
Rubius Therapeutics, Inc.(a)	51,015	426,996
Sage Therapeutics, Inc.(a)	21,605	1,015,435
Twist Bioscience Corp.(a)	101,268	3,100,826
Viela Bio, Inc.(a)	43,321	1,890,528
Total		59,030,106
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 4.3%
Angiodynamics, Inc.(a)	96,360	1,107,177
Cantel Medical Corp.	150,850	9,518,635
CONMED Corp.	28,311	2,679,353
Insulet Corp.(a)	12,179	2,313,645
Integer Holdings Corp.(a)	28,049	2,529,178
iRhythm Technologies, Inc.(a)	55,323	4,811,441
LeMaitre Vascular, Inc.	159,300	4,540,050
Meridian Bioscience, Inc.(a)	108,861	869,799
Merit Medical Systems, Inc.(a)	203,800	7,338,838
Mesa Laboratories, Inc.	41,950	10,038,216
Natus Medical, Inc.(a)	66,140	1,777,843
Neogen Corp.(a)	139,925	8,500,444
Nevro Corp.(a)	46,508	6,053,016
OraSure Technologies, Inc.(a)	183,365	1,105,691
Orthofix Medical, Inc.(a)	45,353	1,602,775
Shockwave Medical, Inc.(a)	45,597	1,830,264
Total		66,616,365
Health Care Providers & Services 1.5%
Acadia Healthcare Co., Inc.(a)	79,743	2,360,393
Amedisys, Inc.(a)	37,365	6,501,883
Hanger, Inc.(a)	53,600	1,236,552
LHC Group, Inc.(a)	31,500	3,825,990
Magellan Health, Inc.(a)	17,100	1,026,171
Mednax, Inc.(a)	65,300	1,115,977
National Research Corp., Class A	56,725	3,119,308
Patterson Companies, Inc.	40,400	961,116
R1 RCM, Inc.(a)	262,000	3,217,360
Total		23,364,750
Health Care Technology 2.0%
Computer Programs & Systems, Inc.	56,984	1,526,031
Evolent Health, Inc., Class A(a)	167,123	1,544,216
HMS Holdings Corp.(a)	77,914	1,789,685
Omnicell, Inc.(a)	139,200	11,340,624
Teladoc Health, Inc.(a)	63,961	7,992,567
Vocera Communications, Inc.(a)	281,425	6,863,956
Total		31,057,079

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2020	11

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 1.5%
10X Genomics, Inc., Class A(a)	15,196	1,211,121
Adaptive Biotechnologies Corp.(a)	21,003	590,184
Bio-Techne Corp.	27,950	5,279,476
Luminex Corp.	94,116	2,330,312
Personalis, Inc.(a)	59,507	519,496
Repligen Corp.(a)	113,150	9,685,640
Syneos Health, Inc.(a)	57,500	3,642,625
Total		23,258,854
Pharmaceuticals 1.0%
Horizon Therapeutics PLC(a)	205,388	7,028,378
Optinose, Inc.(a)	125,422	758,803
Revance Therapeutics, Inc.(a)	145,685	3,368,237
Taro Pharmaceutical Industries Ltd.(a)	16,800	1,131,144
TherapeuticsMD, Inc.(a)	530,012	895,720
Tricida, Inc.(a)	72,347	2,299,188
Total		15,481,470
Total Health Care		218,808,624
Industrials 20.6%
Aerospace & Defense 1.2%
AAR Corp.	21,100	729,005
Axon Enterprise, Inc.(a)	71,400	5,524,218
Hexcel Corp.	30,611	1,978,389
Mercury Systems, Inc.(a)	111,275	8,174,261
Moog, Inc., Class A	3,600	277,632
National Presto Industries, Inc.	13,700	1,076,546
Vectrus, Inc.(a)	21,900	1,140,771
Total		18,900,822
Air Freight & Logistics 0.1%
Echo Global Logistics, Inc.(a)	91,694	1,691,754
Airlines 0.6%
Hawaiian Holdings, Inc.	99,449	2,076,495
Skywest, Inc.	70,000	3,178,000
Spirit Airlines, Inc.(a)	125,535	3,571,471
Total		8,825,966
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 3.8%
AAON, Inc.	150,850	8,298,258
Advanced Drainage Systems, Inc.	139,298	5,831,014
Apogee Enterprises, Inc.	27,600	833,244
Armstrong Flooring, Inc.(a)	194,700	514,008
Builders FirstSource, Inc.(a)	111,448	2,530,984
Caesarstone Ltd.	96,000	1,037,760
Insteel Industries, Inc.	57,000	1,133,730
Masonite International Corp.(a)	73,542	5,405,337
Quanex Building Products Corp.	93,500	1,570,800
Resideo Technologies, Inc.(a)	130,000	1,397,500
Simpson Manufacturing Co., Inc.	187,983	14,931,490
Trex Company, Inc.(a)	149,807	14,329,040
Total		57,813,165
Commercial Services & Supplies 1.7%
ACCO Brands Corp.	92,800	743,328
Brink’s Co. (The)	46,506	3,640,955
Casella Waste Systems, Inc., Class A(a)	129,425	6,270,641
Deluxe Corp.	14,200	472,860
Ennis, Inc.	58,900	1,183,890
Herman Miller, Inc.	7,500	256,800
Interface, Inc.	56,200	819,958
Kimball International, Inc., Class B	58,006	938,537
Knoll, Inc.	13,100	231,084
MSA Safety, Inc.	53,631	6,525,284
Steelcase, Inc., Class A	183,403	2,974,797
Unifirst Corp.	15,237	2,831,187
Total		26,889,321
Construction & Engineering 1.1%
Arcosa, Inc.	8,700	373,752
Comfort Systems U.S.A., Inc.	12,600	531,972
Construction Partners, Inc., Class A(a)	248,480	4,226,645
EMCOR Group, Inc.	21,918	1,685,933
Fluor Corp.	85,600	797,792
MasTec, Inc.(a)	62,000	3,042,960
MYR Group, Inc.(a)	31,900	813,769
Primoris Services Corp.	41,100	780,078
Sterling Construction Co., Inc.(a)	42,200	576,452

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Tutor Perini Corp.(a)	106,900	1,550,050
Valmont Industries, Inc.	22,720	2,640,518
Total		17,019,921
Electrical Equipment 1.2%
AZZ, Inc.	21,700	800,513
Bloom Energy Corp., Class A(a)	214,000	1,940,980
Encore Wire Corp.	6,100	298,717
EnerSys	16,500	1,016,070
Generac Holdings, Inc.(a)	66,945	6,894,666
GrafTech International Ltd.	116,000	946,560
Preformed Line Products Co.	12,200	595,360
Regal Beloit Corp.	26,468	2,054,975
Sunrun, Inc.(a)	165,000	3,191,100
Thermon(a)	40,100	704,557
Total		18,443,498
Machinery 5.3%
Albany International Corp., Class A	77,950	4,994,257
Astec Industries, Inc.	27,300	1,025,115
Blue Bird Corp.(a)	64,400	1,151,472
Chart Industries, Inc.(a)	51,294	2,919,654
Columbus McKinnon Corp.	35,098	1,091,197
Commercial Vehicle Group, Inc.(a)	62,600	272,936
Douglas Dynamics, Inc.	171,825	7,479,542
EnPro Industries, Inc.	44,945	2,424,783
ESCO Technologies, Inc.	72,510	6,592,609
Evoqua Water Technologies Corp.(a)	179,500	3,764,115
Graco, Inc.	59,086	2,914,122
Graham Corp.	32,100	532,218
Greenbrier Companies, Inc. (The)	46,032	1,115,355
Helios Technologies, Inc.	138,100	5,489,475
Hillenbrand, Inc.	42,800	1,001,520
Hyster-Yale Materials Handling, Inc.	12,200	587,308
ITT, Inc.	58,046	3,491,467
John Bean Technologies Corp.	106,959	10,360,049
Kennametal, Inc.	19,000	528,200
Lydall, Inc.(a)	67,125	799,459
Meritor, Inc.(a)	48,900	1,109,541
Miller Industries, Inc.	19,400	576,374
Mueller Water Products, Inc., Class A	30,400	332,880
Common Stocks (continued)
Issuer	Shares	Value ($)
Navistar International Corp.(a)	48,476	1,760,164
Omega Flex, Inc.	33,463	2,620,153
Oshkosh Corp.	15,368	1,108,801
Proto Labs, Inc.(a)	53,725	4,708,459
RBC Bearings, Inc.(a)	33,550	5,743,424
SPX FLOW, Inc.(a)	53,548	1,969,495
Wabash National Corp.	100,600	1,104,588
Watts Water Technologies, Inc., Class A	15,845	1,488,004
Total		81,056,736
Marine 0.2%
Kirby Corp.(a)	25,782	1,643,603
Matson, Inc.	34,300	1,139,103
Total		2,782,706
Professional Services 2.4%
BG Staffing, Inc.	34,900	538,158
CBIZ, Inc.(a)	95,578	2,488,851
Exponent, Inc.	217,100	15,989,415
FTI Consulting, Inc.(a)	16,792	1,890,611
GP Strategies Corp.(a)	43,800	487,056
Heidrick & Struggles International, Inc.	87,163	1,943,735
ICF International, Inc.	50,500	3,836,990
InnerWorkings, Inc.(a)	142,300	446,822
Kelly Services, Inc., Class A	61,300	1,018,193
Kforce, Inc.	97,500	2,969,850
Korn/Ferry International	83,500	2,920,830
Resources Connection, Inc.	82,800	1,037,484
TrueBlue, Inc.(a)	147,393	2,193,208
Total		37,761,203
Road & Rail 0.6%
ArcBest Corp.	51,898	1,028,099
Covenant Transportation Group, Inc., Class A(a)	63,400	767,140
Hertz Global Holdings, Inc.(a)	113,000	1,445,270
Saia, Inc.(a)	56,258	4,911,886
Universal Logistics Holdings, Inc.	50,900	784,369
Werner Enterprises, Inc.	9,600	322,560
Total		9,259,324

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2020	13

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Trading Companies & Distributors 2.4%
Applied Industrial Technologies, Inc.	48,199	2,843,259
BMC Stock Holdings, Inc.(a)	106,134	2,603,467
DXP Enterprises, Inc.(a)	26,100	740,979
EVI Industries, Inc.(a)	69,225	1,527,796
Foundation Building Materials, Inc.(a)	65,784	1,026,230
H&E Equipment Services, Inc.	138,034	3,279,688
Herc Holdings Inc(a)	24,140	885,455
NOW, Inc.(a)	204,000	1,801,320
Rush Enterprises, Inc., Class A	120,650	5,057,648
SiteOne Landscape Supply, Inc.(a)	135,303	13,428,823
Triton International Ltd.	77,000	2,646,490
WESCO International, Inc.(a)	18,900	766,773
Total		36,607,928
Total Industrials		317,052,344
Information Technology 17.5%
Communications Equipment 1.1%
Casa Systems, Inc.(a)	92,400	303,072
Ciena Corp.(a)	130,532	5,018,956
CommScope Holding Co., Inc.(a)	42,700	470,127
Comtech Telecommunications Corp.	86,095	2,412,382
Digi International, Inc.(a)	119,571	1,583,120
Lumentum Holdings, Inc.(a)	36,000	2,801,520
Netscout Systems, Inc.(a)	55,872	1,435,910
Plantronics, Inc.	63,800	875,974
Viavi Solutions, Inc.(a)	199,000	2,624,810
Total		17,525,871
Electronic Equipment, Instruments & Components 3.0%
Anixter International, Inc.(a)	6,400	624,064
AVX Corp.	41,500	902,210
Belden, Inc.	59,721	2,384,659
Benchmark Electronics, Inc.	92,710	2,519,858
CTS Corp.	52,912	1,379,416
ePlus, Inc.(a)	4,300	325,768
Fabrinet(a)	45,904	2,530,228
Insight Enterprises, Inc.(a)	35,306	1,945,008
Kimball Electronics, Inc.(a)	58,800	796,740
Knowles Corp.(a)	106,466	1,769,465
Common Stocks (continued)
Issuer	Shares	Value ($)
Littelfuse, Inc.	17,570	2,805,578
Methode Electronics, Inc.	18,400	564,144
Novanta, Inc.(a)	90,050	8,033,360
PC Connection, Inc.	15,400	626,318
Plexus Corp.(a)	13,800	915,630
Rogers Corp.(a)	52,075	6,040,700
Sanmina Corp.(a)	99,061	2,604,314
Scansource, Inc.(a)	37,800	1,074,654
SYNNEX Corp.	30,500	3,813,415
Vishay Intertechnology, Inc.	218,975	4,094,832
Vishay Precision Group, Inc.(a)	26,991	741,443
Total		46,491,804
IT Services 1.9%
Cass Information Systems, Inc.	18,900	887,355
I3 Verticals, Inc.(a)	43,201	1,251,965
KBR, Inc.	245,479	6,372,635
Mantech International Corp., Class A	72,102	5,400,440
MongoDB, Inc.(a)	18,382	2,803,255
NIC, Inc.	44,700	817,563
Science Applications International Corp.	41,000	3,285,330
Sykes Enterprises, Inc.(a)	86,607	2,743,710
Unisys Corp.(a)	54,200	841,726
Wix.com Ltd.(a)	31,352	4,202,108
Total		28,606,087
Semiconductors & Semiconductor Equipment 3.3%
Amkor Technology, Inc.(a)	227,734	2,376,404
Cohu, Inc.	152,000	3,111,440
Diodes, Inc.(a)	112,140	4,935,281
Enphase Energy, Inc.(a)	75,331	3,688,959
Entegris, Inc.	146,309	7,801,196
Inphi Corp.(a)	64,521	4,817,138
Kulicke & Soffa Industries, Inc.	101,000	2,305,830
MACOM Technology Solutions Holdings, Inc.(a)	96,000	2,425,920
MKS Instruments, Inc.	47,626	4,771,649
Monolithic Power Systems, Inc.	21,105	3,348,097
NVE Corp.	5,200	329,004
Photronics, Inc.(a)	258,111	3,213,482

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Semtech Corp.(a)	61,676	2,435,585
Ultra Clean Holdings, Inc.(a)	212,561	4,444,651
Total		50,004,636
Software 8.1%
ACI Worldwide, Inc.(a)	243,200	6,777,984
Altair Engineering, Inc., Class A(a)	176,200	6,131,760
Anaplan, Inc.(a)	75,334	3,385,510
Avaya Holdings Corp.(a)	230,500	2,987,280
Bill.com Holdings, Inc.(a)	30,809	1,748,719
Blackbaud, Inc.	90,925	6,164,715
Blackline, Inc.(a)	144,425	9,036,672
Bottomline Technologies de, Inc.(a)	176,175	7,801,029
Cerence, Inc.(a)	40,000	868,400
Coupa Software, Inc.(a)	13,710	2,053,073
CyberArk Software Ltd.(a)	31,770	3,326,319
Descartes Systems Group, Inc. (The)(a)	248,715	10,276,904
Dynatrace, Inc.(a)	113,771	3,674,803
Ebix, Inc.	37,200	983,568
Elastic NV(a)	45,186	3,337,438
Envestnet, Inc.(a)	72,419	5,466,186
Five9, Inc.(a)	50,825	3,711,750
Globant SA(a)	6,961	786,663
HubSpot, Inc.(a)	20,140	3,614,123
Medallia, Inc.(a)	83,322	2,067,219
Paylocity Holding Corp.(a)	64,200	8,315,184
Proofpoint, Inc.(a)	30,783	3,283,007
PROS Holdings, Inc.(a)	152,250	6,971,527
Smartsheet, Inc., Class A(a)	72,567	3,359,852
SPS Commerce, Inc.(a)	118,100	6,212,060
Tyler Technologies, Inc.(a)	14,150	4,433,902
Verint Systems, Inc.(a)	61,000	3,347,680
Zendesk, Inc.(a)	24,454	1,939,447
Zscaler, Inc.(a)	53,394	2,775,954
Total		124,838,728
Technology Hardware, Storage & Peripherals 0.1%
Super Micro Computer, Inc.(a)	47,400	1,203,012
Total Information Technology		268,670,138
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 2.9%
Chemicals 1.4%
American Vanguard Corp.	53,000	808,250
Balchem Corp.	73,475	6,940,449
Cabot Corp.	21,800	814,884
FutureFuel Corp.	51,800	526,806
Koppers Holdings, Inc.(a)	81,820	1,788,585
Kraton Performance Polymers, Inc.(a)	87,213	882,596
Livent Corp.(a)	264,800	2,364,664
Minerals Technologies, Inc.	16,800	753,816
Orion Engineered Carbons SA	157,000	2,230,970
PolyOne Corp.	11,300	279,788
Stepan Co.	31,921	2,803,621
Trinseo SA	44,400	971,472
Total		21,165,901
Construction Materials 0.2%
Summit Materials, Inc., Class A(a)	144,000	2,813,760
Containers & Packaging 0.0%
Silgan Holdings, Inc.	11,700	334,971
Metals & Mining 0.9%
Carpenter Technology Corp.	66,500	2,443,875
Century Aluminum Co.(a)	140,400	814,320
Cleveland-Cliffs, Inc.	398,500	2,315,285
Commercial Metals Co.	87,624	1,600,014
Kaiser Aluminum Corp.	6,247	590,654
Materion Corp.	54,500	2,471,030
Schnitzer Steel Industries, Inc., Class A	91,953	1,515,385
Warrior Met Coal, Inc.	45,100	799,172
Worthington Industries, Inc.	27,200	864,960
Total		13,414,695
Paper & Forest Products 0.4%
Boise Cascade Co.	155,608	5,520,972
Domtar Corp.	27,500	791,175
Mercer International, Inc.	87,200	772,592
Total		7,084,739
Total Materials		44,814,066

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2020	15

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 5.1%
Equity Real Estate Investment Trusts (REITS) 4.7%
Alexander & Baldwin, Inc.	151,506	2,848,313
American Assets Trust, Inc.	73,000	3,025,850
City Office REIT, Inc.	163,473	1,896,287
Colony Capital, Inc.	258,500	1,023,660
CubeSmart	68,898	2,085,542
EastGroup Properties, Inc.	23,407	2,942,962
Essential Properties Realty Trust, Inc.	58,289	1,335,401
First Industrial Realty Trust, Inc.	233,875	9,004,188
Gladstone Commercial Corp.	47,856	903,043
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	57,000	1,935,150
Hudson Pacific Properties, Inc.	63,500	2,049,780
Investors Real Estate Trust	31,500	2,219,175
Lexington Realty Trust	325,008	3,370,333
Mack-Cali Realty Corp.	178,000	3,378,440
National Health Investors, Inc.	27,354	2,235,642
National Storage Affiliates Trust	86,167	2,907,275
Pebblebrook Hotel Trust	49,900	1,008,479
Piedmont Office Realty Trust, Inc.	166,331	3,591,086
PS Business Parks, Inc.	42,443	6,304,908
RPT Realty	107,897	1,398,345
Sabra Health Care REIT, Inc.	90,000	1,759,500
Saul Centers, Inc.	21,623	930,005
Seritage Growth Properties, Class A	33,100	1,137,978
STAG Industrial, Inc.	28,952	810,077
Summit Hotel Properties, Inc.	242,830	2,251,034
Sunstone Hotel Investors, Inc.	427,403	4,680,063
Terreno Realty Corp.	51,815	2,843,089
Xenia Hotels & Resorts, Inc.	158,764	2,375,109
Total		72,250,714
Real Estate Management & Development 0.4%
FirstService Corp.	62,050	6,133,643
Total Real Estate		78,384,357
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 2.7%
Electric Utilities 1.2%
Allete, Inc.	15,500	1,069,345
El Paso Electric Co.	18,425	1,250,505
IDACORP, Inc.	24,114	2,330,377
Otter Tail Corp.	23,300	1,132,613
PNM Resources, Inc.	124,817	5,876,384
Portland General Electric Co.	135,885	7,393,503
Total		19,052,727
Gas Utilities 1.0%
New Jersey Resources Corp.	71,000	2,507,010
ONE Gas, Inc.	38,000	3,121,320
South Jersey Industries, Inc.	128,000	3,462,400
Southwest Gas Holdings, Inc.	68,539	4,433,103
Spire, Inc.	14,700	1,103,235
Star Group LP	75,500	677,990
Total		15,305,058
Multi-Utilities 0.5%
Avista Corp.	24,500	1,155,175
Black Hills Corp.	40,909	2,953,630
NorthWestern Corp.	15,885	1,117,351
Unitil Corp.	28,508	1,606,140
Total		6,832,296
Total Utilities		41,190,081
Total Common Stocks (Cost $1,520,679,350)		1,501,301,939

Limited Partnerships 0.2%

Energy 0.1%
Oil, Gas & Consumable Fuels 0.1%
CNX Midstream Partners LP	72,700	851,317
Noble Midstream Partners LP	44,800	687,680
Oasis Midstream Partners LP	65,400	784,800
Total		2,323,797
Total Energy		2,323,797

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Limited Partnerships (continued)
Issuer	Shares	Value ($)
Utilities 0.1%
Gas Utilities 0.1%
Suburban Propane Partners LP	57,800	1,131,146
Total Utilities		1,131,146
Total Limited Partnerships (Cost $4,774,595)		3,454,943

Money Market Funds 2.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.641%(d),(e)	33,735,719	33,735,719
Total Money Market Funds (Cost $33,735,506)		33,735,719
Total Investments in Securities (Cost: $1,559,189,451)		1,538,492,601
Other Assets & Liabilities, Net		(1,077,325)
Net Assets		1,537,415,276

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 29, 2020, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	The rate shown is the seven-day current annualized yield at February 29, 2020.
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended February 29, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.641%
	34,979,407	171,069,218	(172,312,906)	33,735,719	2,984	214	331,223	33,735,719
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2020	17

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	17,750,479	—	—	17,750,479
Consumer Discretionary	158,088,074	—	—	158,088,074
Consumer Staples	41,620,917	—	—	41,620,917
Energy	43,167,925	—	—	43,167,925
Financials	271,754,934	—	—	271,754,934
Health Care	218,808,624	—	0*	218,808,624
Industrials	317,052,344	—	—	317,052,344
Information Technology	268,670,138	—	—	268,670,138
Materials	44,814,066	—	—	44,814,066
Real Estate	78,384,357	—	—	78,384,357
Utilities	41,190,081	—	—	41,190,081
Total Common Stocks	1,501,301,939	—	0*	1,501,301,939
Limited Partnerships
Energy	2,323,797	—	—	2,323,797
Utilities	1,131,146	—	—	1,131,146
Total Limited Partnerships	3,454,943	—	—	3,454,943
Money Market Funds	33,735,719	—	—	33,735,719
Total Investments in Securities	1,538,492,601	—	0*	1,538,492,601

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2020

Statement of Assets and Liabilities
February 29, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,525,453,945)	$1,504,756,882
Affiliated issuers (cost $33,735,506)	33,735,719
Cash	14,870
Receivable for:
Investments sold	4,507,728
Capital shares sold	2,467,485
Dividends	1,046,690
Foreign tax reclaims	4,598
Expense reimbursement due from Investment Manager	2,906
Prepaid expenses	4,374
Trustees’ deferred compensation plan	78,461
Other assets	28,245
Total assets	1,546,647,958
Liabilities
Payable for:
Investments purchased	5,319,467
Capital shares purchased	3,392,391
Management services fees	34,892
Transfer agent fees	275,761
Compensation of board members	1,237
Compensation of chief compliance officer	115
Other expenses	130,358
Trustees’ deferred compensation plan	78,461
Total liabilities	9,232,682
Net assets applicable to outstanding capital stock	$1,537,415,276
Represented by
Paid in capital	1,548,920,180
Total distributable earnings (loss)	(11,504,904)
Total - representing net assets applicable to outstanding capital stock	$1,537,415,276
Institutional Class
Net assets	$1,537,413,050
Shares outstanding	112,129,531
Net asset value per share	$13.71
Institutional 3 Class
Net assets	$2,226
Shares outstanding	163
Net asset value per share(a)	$13.68

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2020	19

Statement of Operations
Six Months Ended February 29, 2020 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$11,758,887
Dividends — affiliated issuers	331,223
Foreign taxes withheld	(16,426)
Total income	12,073,684
Expenses:
Management services fees	7,237,984
Distribution and/or service fees
Class A	3,094
Transfer agent fees
Class A	2,634
Institutional Class	1,865,380
Compensation of board members	19,367
Custodian fees	36,122
Printing and postage fees	141,185
Registration fees	41,226
Audit fees	25,861
Legal fees	19,372
Compensation of chief compliance officer	320
Other	22,319
Total expenses	9,414,864
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(620,062)
Total net expenses	8,794,802
Net investment income	3,278,882
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	26,120,097
Investments — affiliated issuers	2,984
Net realized gain	26,123,081
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(43,076,951)
Investments — affiliated issuers	214
Net change in unrealized appreciation (depreciation)	(43,076,737)
Net realized and unrealized loss	(16,953,656)
Net decrease in net assets resulting from operations	$(13,674,774)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2020

Statement of Changes in Net Assets
	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Operations
Net investment income	$3,278,882	$3,860,351
Net realized gain	26,123,081	45,356,407
Net change in unrealized appreciation (depreciation)	(43,076,737)	(278,000,562)
Net decrease in net assets resulting from operations	(13,674,774)	(228,783,804)
Distributions to shareholders
Net investment income and net realized gains
Class A	(85,613)	(236,989)
Institutional Class	(55,069,804)	(122,843,093)
Total distributions to shareholders	(55,155,417)	(123,080,082)
Increase (decrease) in net assets from capital stock activity	(61,140,198)	219,818,477
Total decrease in net assets	(129,970,389)	(132,045,409)
Net assets at beginning of period	1,667,385,665	1,799,431,074
Net assets at end of period	$1,537,415,276	$1,667,385,665

	Six Months Ended		Year Ended
	February 29, 2020 (Unaudited)(a)		August 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	53	834	—	—
Distributions reinvested	5,668	85,524	17,334	236,782
Redemptions	(216,678)	(3,343,616)	(62,137)	(934,343)
Net decrease	(210,957)	(3,257,258)	(44,803)	(697,561)
Institutional Class
Subscriptions	11,764,097	178,704,212	38,644,630	587,799,886
Distributions reinvested	3,654,267	55,069,804	9,006,079	122,842,918
Redemptions	(18,934,639)	(291,659,456)	(33,136,170)	(490,126,766)
Net increase (decrease)	(3,516,275)	(57,885,440)	14,514,539	220,516,038
Institutional 3 Class
Subscriptions	163	2,500	—	—
Net increase	163	2,500	—	—
Total net increase (decrease)	(3,727,069)	(61,140,198)	14,469,736	219,818,477

(a)	Institutional 3 Class shares are based on operations from December 18, 2019 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2020	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional Class
Six Months Ended 2/29/2020 (Unaudited)	$14.39	0.03	(0.24)	(0.21)	(0.05)	(0.42)	(0.47)
Year Ended 8/31/2019	$17.75	0.03	(2.37)	(2.34)	(0.02)	(1.00)	(1.02)
Year Ended 8/31/2018	$15.18	(0.01)	3.80	3.79	(0.01)	(1.21)	(1.22)
Year Ended 8/31/2017(e)	$14.60	(0.04)	0.62	0.58	—	—	—
Institutional 3 Class
Six Months Ended 2/29/2020 (Unaudited)(f)	$15.37	0.01	(1.70)	(1.69)	—	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Institutional Class shares commenced operations on January 3, 2017. Per share data and total return reflect activity from that date.
(f)	Institutional 3 Class shares commenced operations on December 18, 2019. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional Class
Six Months Ended 2/29/2020 (Unaudited)	$13.71	(1.76%)	1.06%(c)	0.99%(c)	0.37%(c)	24%	$1,537,413
Year Ended 8/31/2019	$14.39	(12.85%)	1.06%	1.05%	0.22%	97%	$1,664,350
Year Ended 8/31/2018	$17.75	26.26%	1.17%(d)	1.09%(d)	(0.04%)	82%	$1,794,886
Year Ended 8/31/2017(e)	$15.18	3.97%	1.33%(c)	1.09%(c)	(0.37%)(c)	85%	$964,381
Institutional 3 Class
Six Months Ended 2/29/2020 (Unaudited)(f)	$13.68	(11.00%)	0.89%(c)	0.81%(c)	0.46%(c)	24%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2020	23

Notes to Financial Statements
February 29, 2020 (Unaudited)
Note 1. Organization
Multi-Manager Small Cap Equity Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes listed in the Statement of Assets and Liabilities which are not subject to any front-end sales charge or contingent deferred sales charge. Institutional 3 Class shares commenced operations on December 18, 2019. Effective at close of business on January 24, 2020, Class A shares merged, in a tax-free transaction, into Institutional Class shares and Class A shares are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
24	Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2020	25

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended February 29, 2020 was 0.81% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with BMO Asset Management Corp., Conestoga Capital Advisors, LLC, J.P. Morgan Investment Management Inc. and Hotchkis and Wiley Capital Management, LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board of Trustees. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
26	Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares.
For the six months ended February 29, 2020, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09(a)
Institutional Class	0.21
Institutional 3 Class	0.02

(a)	Unannualized.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
The Fund may pay distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, provided that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result of all Class A shares of the Fund being merged into Institutional Class shares, January 24, 2020 was the last day the Fund paid a distribution and shareholder services fee for Class A shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the underlying funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through December 31, 2020
Institutional Class	0.99%
Institutional Class 3	0.81
Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2020	27

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 29, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,559,189,000	172,889,000	(193,585,000)	(20,696,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $411,425,937 and $526,428,570, respectively, for the six months ended February 29, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
28	Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended February 29, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended February 29, 2020.
Note 9. Significant risks
Industrials sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global
Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2020	29

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At February 29, 2020, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
30	Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2020	31

 Board Consideration and Approval of SubadvisoryAgreement
On December 11, 2019, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved an amended Subadvisory Agreement (the Amended Subadvisory Agreement) between Columbia Management Investment Advisers, LLC (the Investment Manager) and Conestoga Capital Advisors, LLC (the Subadviser) with respect to Multi-Manager Small Cap Equity Strategies Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met to review and discuss, among themselves and with the management team of the Investment Manager and others, materials provided by the Investment Manager before determining to approve the Amended Subadvisory Agreement.
In connection with their deliberations regarding the Amended Subadvisory Agreement, the Committee and the Board evaluated materials provided by the Investment Manager regarding the Fund and the Amended Subadvisory Agreement and discussed these materials, as well as other materials provided by the Investment Manager in connection with the Board’s most recent annual approval of the continuation of the Fund’s Management Agreement (the Management Agreement) and existing subadvisory agreement (the Existing Subadvisory Agreement) with the Subadviser with respect to the Fund, with representatives of the Investment Manager at a Committee meeting held on December 10, 2019 and at a Board meeting held on December 11, 2019 and noted that they had considered the continuance of the Existing Subadvisory Agreement at the June 2019 meeting. The Committee and the Board also consulted with Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations.
The Committee and the Board considered representations from management that in connection with certain expense waivers implemented by the Investment Manager with respect to the Fund, the Investment Manager had negotiated lower subadvisory fees to be paid to the Subadviser and therefore sought approval to amend the Existing Subadvisory Agreement to reflect the lower subadvisory fee rate and also considered that, except for the reduced subadvisory fees rate, the Existing Subadvisory Agreement would remain unchanged.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the Amended Subadvisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the Amended Subadvisory Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2020 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Amended Subadvisory Agreement;
•	The subadvisory fees payable by the Investment Manager under the Amended Subadvisory Agreement;
•	Descriptions of various functions performed by the Subadviser under the Amended Subadvisory Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the reputation, regulatory history and resources of the Subadviser, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Subadviser with respect to compliance monitoring services, including an assessment of the Subadviser’s compliance system by the Fund’s Chief Compliance Officer; and
32	Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2020

Board Consideration and Approval of Subadvisory
Agreement  (continued)

•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the amended Subadvisory Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Subadviser under the Amended Subadvisory Agreement and the resources dedicated to the Fund and the other Columbia Funds by the Subadviser. The Committee and the Board considered, among other things, the quality of the Subadviser’s investment research capabilities.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Subadviser, which included consideration of the Subadviser’s experience with funds using an investment strategy similar to that used by the Subadviser for the Fund. The Board also noted that, based on information provided by the Investment Manager, the Board had approved the Subadviser’s code of ethics and compliance program, and that the Chief Compliance Officer of the Funds reports to the Trustees on the Subadviser’s compliance program.
The Committee and the Board considered the diligence and selection process undertaken by the Investment Manager to select the Subadviser, including the Investment Manager’s rationale for recommending the approval of the Amended Subadvisory Agreement, and the process for monitoring the Subadviser’s ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Amended Subadvisory Agreement supported the approval of the Amended Subadvisory Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the Investment Manager and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the Investment Manager’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support the approval of the Amended Subadvisory Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through September 30, 2019, the Fund’s performance was in the fifty-sixth, twenty-fifth and twenty-fourth percentile (where the best performance would be in the first percentile) of its category selected by the Investment Manager for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Subadviser’s performance and reputation generally and the Investment Manager’s evaluation of the Subadviser’s contribution to the Fund’s broader investment mandate. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Subadviser were sufficient, in light of other considerations, to support the approval of the Amended Subadvisory Agreement.
Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2020	33

Board Consideration and Approval of Subadvisory
Agreement  (continued)

Subadvisory fee rate and other expenses
The Committee and the Board considered the subadvisory fees charged to the Fund under the Amended Subadvisory Agreement, as well as the total expenses incurred by the Fund. The Committee and the Board also considered the fees that the Subadviser charges to its other clients, and noted that the Investment Manager pays the fees of the Subadviser. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the subadvisory fee rates and expenses of the Fund, in light of other considerations, supported the approval of the Amended Subadvisory Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, including with respect to funds for which unaffiliated subadvisers provide services, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2018 to profitability levels realized in 2017. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant. Because the Amended Subadvisory Agreement was negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadviser thereunder, the Committee and the Board did not consider the profitability to the Subadviser from its relationship with the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Amended Subadvisory Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
The Committee and the Board noted that the Amended Subadvisory Agreement did not contain breakpoints. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Amended Subadvisory Agreement. The Committee and the Board also noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.
34	Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2020

Board Consideration and Approval of Subadvisory
Agreement  (continued)

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Amended Subadvisory Agreement.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the Amended Subadvisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Amended Subadvisory Agreement.
Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2020	35

Multi-Manager Small Cap Equity Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR102_08_K01_(04/20)

SemiAnnual Report
February 29, 2020
Columbia Global Energy and Natural Resources Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Global Energy and Natural Resources Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Global Energy and Natural Resources Fund  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Josh Kapp, CFA
Portfolio Manager
Managed Fund since 2011
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 29, 2020)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	09/28/07	-10.60	-18.99	-4.39	-1.15
	Including sales charges		-15.75	-23.65	-5.52	-1.73
Advisor Class*		11/08/12	-10.49	-18.78	-4.15	-0.90
Class C	Excluding sales charges	09/28/07	-10.91	-19.60	-5.11	-1.89
	Including sales charges		-11.78	-20.39	-5.11	-1.89
Institutional Class		12/31/92	-10.55	-18.79	-4.16	-0.90
Institutional 2 Class*		11/08/12	-10.43	-18.64	-4.00	-0.78
Institutional 3 Class*		03/01/17	-10.40	-18.62	-4.04	-0.84
Class R*		09/27/10	-10.72	-19.20	-4.64	-1.40
Blended Benchmark			-10.50	-16.33	-2.51	0.95
S&P North American Natural Resources Sector Index			-10.85	-17.09	-5.80	-0.49
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to August 2013 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The Blended Benchmark, a weighted custom composite, established by the Investment Manager, consists of a 60% weighting in the MSCI World Energy Sector Index (Net) and a 40% weighting in the MSCI World Materials Sector Index (Net). The MSCI World Energy Sector Index (Net) is a free float-adjusted market capitalization weighted index that represents the energy segment in global developed market equity performance. The MSCI World Materials Sector Index (Net) is a free float-adjusted market capitalization weighted index that represents the materials segment in global developed-market equity performance.
The S&P North American Natural Resources Sector Index is a modified market capitalization-weighted equity index designed as a benchmark for U.S. traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper and owners of plantations.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World Energy Sector Index (Net) and the MSCI World Materials Sector Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Global Energy and Natural Resources Fund | Semiannual Report 2020	3

Fund at a Glance   (continued)
(Unaudited)
Equity sector breakdown (%) (at February 29, 2020)
Energy	60.5
Materials	39.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at February 29, 2020)
Canada	10.1
France	6.4
Germany	3.8
Japan	3.2
Switzerland	1.4
United Kingdom	18.4
United States(a)	56.7
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At February 29, 2020, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
Summary of investments in securities by industry (%) (at February 29, 2020)
Chemicals	23.2
Containers & Packaging	2.5
Energy Equipment & Services	1.2
Metals & Mining	11.2
Oil, Gas & Consumable Fuels	55.5
Money Market Funds	0.2
Total	93.8
Percentages indicated are based upon net assets. The Fund’s portfolio composition is subject to change.

4	Columbia Global Energy and Natural Resources Fund | Semiannual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2019 — February 29, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	894.00	1,018.25	6.26	6.67	1.33
Advisor Class	1,000.00	1,000.00	895.10	1,019.49	5.09	5.42	1.08
Class C	1,000.00	1,000.00	890.90	1,014.52	9.78	10.42	2.08
Institutional Class	1,000.00	1,000.00	894.50	1,019.49	5.09	5.42	1.08
Institutional 2 Class	1,000.00	1,000.00	895.70	1,020.19	4.43	4.72	0.94
Institutional 3 Class	1,000.00	1,000.00	896.00	1,020.49	4.15	4.42	0.88
Class R	1,000.00	1,000.00	892.80	1,017.01	7.44	7.92	1.58
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Global Energy and Natural Resources Fund | Semiannual Report 2020	5

Portfolio of Investments
February 29, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 91.1%
Issuer	Shares	Value ($)
Canada 9.9%
Canadian Natural Resources Ltd.	119,494	3,075,819
First Quantum Minerals Ltd.	135,007	997,779
Suncor Energy, Inc.	185,597	5,114,720
TC Energy Corp.	79,622	4,150,013
Total		13,338,331
France 6.2%
Air Liquide SA	27,467	3,741,368
Arkema SA	20,145	1,905,709
Total SA	63,923	2,762,904
Total		8,409,981
Germany 3.7%
BASF SE	62,209	3,681,789
Covestro AG	32,598	1,263,093
Total		4,944,882
Japan 3.1%
Mitsubishi Chemical Holdings Corp.	396,700	2,652,090
Mitsui Chemicals, Inc.	73,400	1,580,121
Total		4,232,211
Switzerland 1.4%
Clariant AG, Registered Shares(a)	86,944	1,844,099
United Kingdom 18.0%
BP PLC	1,869,025	9,710,720
Rio Tinto PLC	163,764	7,709,946
Royal Dutch Shell PLC, Class A	244,920	5,286,962
TechnipFMC PLC	108,633	1,612,114
Total		24,319,742
United States 48.8%
Albemarle Corp.	25,762	2,108,620
Avery Dennison Corp.	29,872	3,420,045
Chevron Corp.	115,170	10,749,968
ConocoPhillips Co.	147,654	7,149,407
Continental Resources, Inc.	74,800	1,417,460
Diamondback Energy, Inc.	32,438	2,011,156
Dow, Inc.	92,117	3,722,448
DuPont de Nemours, Inc.	55,004	2,359,672
Common Stocks (continued)
Issuer	Shares	Value ($)
Eastman Chemical Co.	37,967	2,335,350
Exxon Mobil Corp.	150,210	7,726,802
FMC Corp.	29,379	2,735,185
Freeport-McMoRan, Inc.	182,353	1,816,236
Livent Corp.(a)	158,856	1,418,584
Marathon Petroleum Corp.	42,397	2,010,466
Noble Energy, Inc.	117,146	1,854,421
Nucor Corp.	45,966	1,900,694
Steel Dynamics, Inc.	101,424	2,700,921
Valero Energy Corp.	58,276	3,860,785
Williams Companies, Inc. (The)	149,486	2,847,708
WPX Energy, Inc.(a)	196,014	1,828,811
Total		65,974,739
Total Common Stocks (Cost $139,741,557)		123,063,985

Exchange-Traded Alternative Strategies Funds 3.8%
	Shares	Value ($)
United States 3.8%
VanEck Vectors Gold Miners ETF	198,798	5,212,484
Total Exchange-Traded Alternative Strategies Funds (Cost $3,411,964)		5,212,484

Limited Partnerships 2.5%
Issuer	Shares	Value ($)
United States 2.5%
Enterprise Products Partners LP	74,201	1,731,851
Rattler Midstream LP	127,722	1,608,020
Total		3,339,871
Total Limited Partnerships (Cost $4,261,958)		3,339,871

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Global Energy and Natural Resources Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Money Market Funds 0.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.641%(b),(c)	251,138	251,138
Total Money Market Funds (Cost $251,123)		251,138
Total Investments in Securities (Cost $147,666,602)		131,867,478
Other Assets & Liabilities, Net		3,208,152
Net Assets		$135,075,630
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 29, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended February 29, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.641%
	367,159	16,503,035	(16,619,056)	251,138	(21)	15	15,829	251,138
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Energy and Natural Resources Fund | Semiannual Report 2020	7

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Canada	13,338,331	—	—	13,338,331
France	—	8,409,981	—	8,409,981
Germany	—	4,944,882	—	4,944,882
Japan	—	4,232,211	—	4,232,211
Switzerland	—	1,844,099	—	1,844,099
United Kingdom	1,612,114	22,707,628	—	24,319,742
United States	65,974,739	—	—	65,974,739
Total Common Stocks	80,925,184	42,138,801	—	123,063,985
Exchange-Traded Alternative Strategies Funds	5,212,484	—	—	5,212,484
Limited Partnerships
United States	3,339,871	—	—	3,339,871
Total Limited Partnerships	3,339,871	—	—	3,339,871
Money Market Funds	251,138	—	—	251,138
Total Investments in Securities	89,728,677	42,138,801	—	131,867,478
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Global Energy and Natural Resources Fund | Semiannual Report 2020

Statement of Assets and Liabilities
February 29, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $147,415,479)	$131,616,340
Affiliated issuers (cost $251,123)	251,138
Receivable for:
Investments sold	2,029,379
Capital shares sold	617,492
Dividends	809,455
Foreign tax reclaims	114,733
Prepaid expenses	465
Trustees’ deferred compensation plan	75,084
Other assets	16,702
Total assets	135,530,788
Liabilities
Payable for:
Capital shares purchased	325,271
Management services fees	2,764
Distribution and/or service fees	541
Transfer agent fees	25,136
Compensation of board members	1,273
Compensation of chief compliance officer	9
Other expenses	25,080
Trustees’ deferred compensation plan	75,084
Total liabilities	455,158
Net assets applicable to outstanding capital stock	$135,075,630
Represented by
Paid in capital	181,202,692
Total distributable earnings (loss)	(46,127,062)
Total - representing net assets applicable to outstanding capital stock	$135,075,630
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Energy and Natural Resources Fund | Semiannual Report 2020	9

Statement of Assets and Liabilities  (continued)
February 29, 2020 (Unaudited)
Class A
Net assets	$44,596,841
Shares outstanding	3,195,496
Net asset value per share	$13.96
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$14.81
Advisor Class
Net assets	$6,212,482
Shares outstanding	431,569
Net asset value per share	$14.40
Class C
Net assets	$4,065,214
Shares outstanding	308,983
Net asset value per share	$13.16
Institutional Class
Net assets	$44,984,696
Shares outstanding	3,183,038
Net asset value per share	$14.13
Institutional 2 Class
Net assets	$8,448,921
Shares outstanding	584,020
Net asset value per share	$14.47
Institutional 3 Class
Net assets	$17,656,033
Shares outstanding	1,260,680
Net asset value per share	$14.01
Class R
Net assets	$9,111,443
Shares outstanding	657,431
Net asset value per share	$13.86
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Global Energy and Natural Resources Fund | Semiannual Report 2020

Statement of Operations
Six Months Ended February 29, 2020 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$2,764,995
Dividends — affiliated issuers	15,829
Foreign taxes withheld	(106,607)
Total income	2,674,217
Expenses:
Management services fees	625,179
Distribution and/or service fees
Class A	70,514
Class C	27,102
Class R	27,712
Transfer agent fees
Class A	59,288
Advisor Class	7,647
Class C	5,697
Institutional Class	59,348
Institutional 2 Class	3,483
Institutional 3 Class	1,011
Class R	11,651
Compensation of board members	8,452
Custodian fees	5,538
Printing and postage fees	15,718
Registration fees	47,730
Audit fees	14,727
Legal fees	1,873
Compensation of chief compliance officer	29
Other	6,670
Total expenses	999,369
Expense reduction	(1,800)
Total net expenses	997,569
Net investment income	1,676,648
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(4,554,274)
Investments — affiliated issuers	(21)
Foreign currency translations	9,007
Net realized loss	(4,545,288)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(12,359,705)
Investments — affiliated issuers	15
Foreign currency translations	(2,255)
Net change in unrealized appreciation (depreciation)	(12,361,945)
Net realized and unrealized loss	(16,907,233)
Net decrease in net assets resulting from operations	$(15,230,585)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Energy and Natural Resources Fund | Semiannual Report 2020	11

Statement of Changes in Net Assets
	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Operations
Net investment income	$1,676,648	$4,839,409
Net realized gain (loss)	(4,545,288)	204,587
Net change in unrealized appreciation (depreciation)	(12,361,945)	(45,400,237)
Net decrease in net assets resulting from operations	(15,230,585)	(40,356,241)
Distributions to shareholders
Net investment income and net realized gains
Class A	(1,564,061)	(1,266,323)
Advisor Class	(210,568)	(202,520)
Class C	(114,472)	(122,130)
Institutional Class	(1,688,837)	(1,474,379)
Institutional 2 Class	(316,583)	(224,773)
Institutional 3 Class	(614,069)	(414,025)
Class R	(282,451)	(189,261)
Total distributions to shareholders	(4,791,041)	(3,893,411)
Decrease in net assets from capital stock activity	(8,112,830)	(25,397,479)
Total decrease in net assets	(28,134,456)	(69,647,131)
Net assets at beginning of period	163,210,086	232,857,217
Net assets at end of period	$135,075,630	$163,210,086
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Global Energy and Natural Resources Fund | Semiannual Report 2020

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	February 29, 2020 (Unaudited)		August 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	136,610	2,260,104	418,346	7,301,600
Distributions reinvested	90,582	1,545,253	74,565	1,242,117
Redemptions	(559,607)	(9,287,516)	(995,393)	(17,344,863)
Net decrease	(332,415)	(5,482,159)	(502,482)	(8,801,146)
Advisor Class
Subscriptions	61,322	1,061,559	125,448	2,201,859
Distributions reinvested	10,888	191,451	10,781	187,570
Redemptions	(47,356)	(815,418)	(279,851)	(4,758,503)
Net increase (decrease)	24,854	437,592	(143,622)	(2,369,074)
Class C
Subscriptions	8,424	131,714	26,154	427,775
Distributions reinvested	6,300	101,610	7,500	113,102
Redemptions	(81,660)	(1,284,327)	(297,327)	(4,874,993)
Net decrease	(66,936)	(1,051,003)	(263,673)	(4,334,116)
Institutional Class
Subscriptions	225,218	3,739,729	375,149	6,564,337
Distributions reinvested	95,253	1,644,069	83,779	1,433,269
Redemptions	(575,122)	(9,681,328)	(1,166,158)	(20,716,100)
Net decrease	(254,651)	(4,297,530)	(707,230)	(12,718,494)
Institutional 2 Class
Subscriptions	76,878	1,307,761	293,398	5,435,417
Distributions reinvested	17,926	316,527	12,810	224,730
Redemptions	(126,150)	(2,159,822)	(234,543)	(4,375,282)
Net increase (decrease)	(31,346)	(535,534)	71,665	1,284,865
Institutional 3 Class
Subscriptions	198,575	3,355,181	156,097	2,785,296
Distributions reinvested	35,907	613,995	24,336	413,968
Redemptions	(54,959)	(923,841)	(73,720)	(1,302,033)
Net increase	179,523	3,045,335	106,713	1,897,231
Class R
Subscriptions	124,486	2,052,726	288,676	5,120,162
Distributions reinvested	16,656	282,451	11,647	189,185
Redemptions	(154,127)	(2,564,708)	(323,931)	(5,666,092)
Net decrease	(12,985)	(229,531)	(23,608)	(356,745)
Total net decrease	(493,956)	(8,112,830)	(1,462,237)	(25,397,479)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Energy and Natural Resources Fund | Semiannual Report 2020	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 2/29/2020 (Unaudited)	$16.04	0.16	(1.78)	(1.62)	(0.46)	—	(0.46)
Year Ended 8/31/2019	$20.02	0.42	(4.08)	(3.66)	(0.32)	—	(0.32)
Year Ended 8/31/2018	$17.57	0.31	2.48	2.79	(0.34)	—	(0.34)
Year Ended 8/31/2017	$16.77	0.30	0.77	1.07	(0.27)	—	(0.27)
Year Ended 8/31/2016	$15.89	0.32	0.56	0.88	—	—	—
Year Ended 8/31/2015	$24.98	0.29	(7.95)	(7.66)	—	(1.43)	(1.43)
Advisor Class
Six Months Ended 2/29/2020 (Unaudited)	$16.55	0.18	(1.83)	(1.65)	(0.50)	—	(0.50)
Year Ended 8/31/2019	$20.64	0.47	(4.19)	(3.72)	(0.37)	—	(0.37)
Year Ended 8/31/2018	$18.10	0.38	2.54	2.92	(0.38)	—	(0.38)
Year Ended 8/31/2017	$17.26	0.36	0.77	1.13	(0.29)	—	(0.29)
Year Ended 8/31/2016	$16.30	0.37	0.59	0.96	—	—	—
Year Ended 8/31/2015	$25.52	0.34	(8.13)	(7.79)	—	(1.43)	(1.43)
Class C
Six Months Ended 2/29/2020 (Unaudited)	$15.08	0.09	(1.67)	(1.58)	(0.34)	—	(0.34)
Year Ended 8/31/2019	$18.86	0.26	(3.83)	(3.57)	(0.21)	—	(0.21)
Year Ended 8/31/2018	$16.57	0.15	2.34	2.49	(0.20)	—	(0.20)
Year Ended 8/31/2017	$15.89	0.16	0.72	0.88	(0.20)	—	(0.20)
Year Ended 8/31/2016	$15.17	0.20	0.52	0.72	—	—	—
Year Ended 8/31/2015	$24.10	0.14	(7.64)	(7.50)	—	(1.43)	(1.43)
Institutional Class
Six Months Ended 2/29/2020 (Unaudited)	$16.26	0.18	(1.81)	(1.63)	(0.50)	—	(0.50)
Year Ended 8/31/2019	$20.28	0.47	(4.12)	(3.65)	(0.37)	—	(0.37)
Year Ended 8/31/2018	$17.79	0.36	2.51	2.87	(0.38)	—	(0.38)
Year Ended 8/31/2017	$16.97	0.35	0.76	1.11	(0.29)	—	(0.29)
Year Ended 8/31/2016	$16.03	0.37	0.57	0.94	—	—	—
Year Ended 8/31/2015	$25.12	0.33	(7.99)	(7.66)	—	(1.43)	(1.43)
Institutional 2 Class
Six Months Ended 2/29/2020 (Unaudited)	$16.64	0.20	(1.84)	(1.64)	(0.53)	—	(0.53)
Year Ended 8/31/2019	$20.75	0.52	(4.23)	(3.71)	(0.40)	—	(0.40)
Year Ended 8/31/2018	$18.20	0.40	2.56	2.96	(0.41)	—	(0.41)
Year Ended 8/31/2017	$17.33	0.40	0.77	1.17	(0.30)	—	(0.30)
Year Ended 8/31/2016	$16.35	0.41	0.57	0.98	—	—	—
Year Ended 8/31/2015	$25.54	0.39	(8.15)	(7.76)	—	(1.43)	(1.43)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Global Energy and Natural Resources Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 2/29/2020 (Unaudited)	$13.96	(10.60%)	1.33%(c)	1.33%(c),(d)	1.88%(c)	14%	$44,597
Year Ended 8/31/2019	$16.04	(18.32%)	1.33%	1.33%	2.39%	13%	$56,584
Year Ended 8/31/2018	$20.02	15.99%	1.30%	1.30%(d)	1.59%	37%	$80,675
Year Ended 8/31/2017	$17.57	6.34%	1.34%	1.34%(d)	1.70%	19%	$76,763
Year Ended 8/31/2016	$16.77	5.54%	1.33%	1.33%(d)	2.06%	45%	$98,566
Year Ended 8/31/2015	$15.89	(31.16%)	1.32%	1.32%(d)	1.48%	51%	$86,133
Advisor Class
Six Months Ended 2/29/2020 (Unaudited)	$14.40	(10.49%)	1.08%(c)	1.08%(c),(d)	2.15%(c)	14%	$6,212
Year Ended 8/31/2019	$16.55	(18.09%)	1.08%	1.08%	2.57%	13%	$6,731
Year Ended 8/31/2018	$20.64	16.28%	1.05%	1.05%(d)	1.89%	37%	$11,360
Year Ended 8/31/2017	$18.10	6.52%	1.10%	1.10%(d)	1.98%	19%	$7,383
Year Ended 8/31/2016	$17.26	5.89%	1.09%	1.09%(d)	2.30%	45%	$7,890
Year Ended 8/31/2015	$16.30	(31.00%)	1.07%	1.07%(d)	1.69%	51%	$7,191
Class C
Six Months Ended 2/29/2020 (Unaudited)	$13.16	(10.91%)	2.08%(c)	2.08%(c),(d)	1.12%(c)	14%	$4,065
Year Ended 8/31/2019	$15.08	(18.92%)	2.07%	2.07%	1.56%	13%	$5,670
Year Ended 8/31/2018	$18.86	15.10%	2.05%	2.05%(d)	0.83%	37%	$12,065
Year Ended 8/31/2017	$16.57	5.52%	2.09%	2.09%(d)	0.96%	19%	$12,796
Year Ended 8/31/2016	$15.89	4.75%	2.09%	2.09%(d)	1.34%	45%	$15,457
Year Ended 8/31/2015	$15.17	(31.66%)	2.07%	2.07%(d)	0.77%	51%	$14,428
Institutional Class
Six Months Ended 2/29/2020 (Unaudited)	$14.13	(10.55%)	1.08%(c)	1.08%(c),(d)	2.12%(c)	14%	$44,985
Year Ended 8/31/2019	$16.26	(18.06%)	1.08%	1.08%	2.63%	13%	$55,881
Year Ended 8/31/2018	$20.28	16.29%	1.05%	1.05%(d)	1.83%	37%	$84,078
Year Ended 8/31/2017	$17.79	6.51%	1.10%	1.10%(d)	1.98%	19%	$87,719
Year Ended 8/31/2016	$16.97	5.86%	1.09%	1.09%(d)	2.35%	45%	$92,245
Year Ended 8/31/2015	$16.03	(30.97%)	1.07%	1.07%(d)	1.68%	51%	$98,857
Institutional 2 Class
Six Months Ended 2/29/2020 (Unaudited)	$14.47	(10.43%)	0.94%(c)	0.94%(c)	2.28%(c)	14%	$8,449
Year Ended 8/31/2019	$16.64	(17.97%)	0.94%	0.94%	2.86%	13%	$10,239
Year Ended 8/31/2018	$20.75	16.42%	0.92%	0.92%	1.97%	37%	$11,283
Year Ended 8/31/2017	$18.20	6.76%	0.94%	0.94%	2.22%	19%	$10,022
Year Ended 8/31/2016	$17.33	5.99%	0.91%	0.91%	2.53%	45%	$6,558
Year Ended 8/31/2015	$16.35	(30.85%)	0.89%	0.89%	1.97%	51%	$4,978
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Energy and Natural Resources Fund | Semiannual Report 2020	15

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 2/29/2020 (Unaudited)	$16.13	0.20	(1.78)	(1.58)	(0.54)	—	(0.54)
Year Ended 8/31/2019	$20.13	0.51	(4.10)	(3.59)	(0.41)	—	(0.41)
Year Ended 8/31/2018	$17.66	0.40	2.48	2.88	(0.41)	—	(0.41)
Year Ended 8/31/2017(e)	$18.04	0.23	(0.61)(f)	(0.38)	—	—	—
Class R
Six Months Ended 2/29/2020 (Unaudited)	$15.91	0.14	(1.77)	(1.63)	(0.42)	—	(0.42)
Year Ended 8/31/2019	$19.86	0.37	(4.05)	(3.68)	(0.27)	—	(0.27)
Year Ended 8/31/2018	$17.43	0.26	2.46	2.72	(0.29)	—	(0.29)
Year Ended 8/31/2017	$16.66	0.27	0.75	1.02	(0.25)	—	(0.25)
Year Ended 8/31/2016	$15.83	0.29	0.54	0.83	—	—	—
Year Ended 8/31/2015	$24.94	0.25	(7.93)	(7.68)	—	(1.43)	(1.43)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Global Energy and Natural Resources Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 2/29/2020 (Unaudited)	$14.01	(10.40%)	0.88%(c)	0.88%(c)	2.36%(c)	14%	$17,656
Year Ended 8/31/2019	$16.13	(17.94%)	0.88%	0.88%	2.90%	13%	$17,438
Year Ended 8/31/2018	$20.13	16.51%	0.87%	0.87%	2.04%	37%	$19,615
Year Ended 8/31/2017(e)	$17.66	(2.11%)	0.91%(c)	0.91%(c)	2.66%(c)	19%	$17,163
Class R
Six Months Ended 2/29/2020 (Unaudited)	$13.86	(10.72%)	1.58%(c)	1.58%(c),(d)	1.64%(c)	14%	$9,111
Year Ended 8/31/2019	$15.91	(18.53%)	1.58%	1.58%	2.15%	13%	$10,667
Year Ended 8/31/2018	$19.86	15.71%	1.55%	1.55%(d)	1.35%	37%	$13,780
Year Ended 8/31/2017	$17.43	6.07%	1.60%	1.60%(d)	1.53%	19%	$11,019
Year Ended 8/31/2016	$16.66	5.24%	1.59%	1.59%(d)	1.84%	45%	$7,031
Year Ended 8/31/2015	$15.83	(31.29%)	1.57%	1.57%(d)	1.30%	51%	$3,045
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Energy and Natural Resources Fund | Semiannual Report 2020	17

Notes to Financial Statements
February 29, 2020 (Unaudited)
Note 1. Organization
Columbia Global Energy and Natural Resources Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
18	Columbia Global Energy and Natural Resources Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Global Energy and Natural Resources Fund | Semiannual Report 2020	19

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.58% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended February 29, 2020 was 0.75% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
20	Columbia Global Energy and Natural Resources Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended February 29, 2020, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.21
Advisor Class	0.21
Class C	0.21
Institutional Class	0.21
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class R	0.21
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended February 29, 2020, these minimum account balance fees reduced total expenses of the Fund by $1,800.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Columbia Global Energy and Natural Resources Fund | Semiannual Report 2020	21

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the six months ended February 29, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	20,586
Class C	—	1.00(b)	700

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2020 through December 31, 2020	Prior to January 1, 2020
Class A	1.36%	1.40%
Advisor Class	1.11	1.15
Class C	2.11	2.15
Institutional Class	1.11	1.15
Institutional 2 Class	0.98	1.01
Institutional 3 Class	0.92	0.96
Class R	1.61	1.65
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
22	Columbia Global Energy and Natural Resources Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
At February 29, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
147,667,000	7,465,000	(23,265,000)	(15,800,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
(1,596,299)	(22,085,696)	(23,681,995)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $21,708,880 and $33,993,631, respectively, for the six months ended February 29, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended February 29, 2020.
Columbia Global Energy and Natural Resources Fund | Semiannual Report 2020	23

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended February 29, 2020.
Note 9. Significant risks
Energy sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the energy sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the energy sector are subject to certain risks, including legislative or regulatory changes, adverse market conditions and increased competition. Performance of such companies may be affected by factors including, among others, fluctuations in energy prices and supply and demand of energy fuels, energy conservation, the success of exploration projects, local and international politics, and events occurring in nature. The energy sector may also be affected by economic cycles, rising interest rates, high inflation, technical progress, labor relations, legislative or regulatory changes, local and international politics, and adverse market conditions.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among
24	Columbia Global Energy and Natural Resources Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Materials sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the materials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the materials sector are subject to certain risks, including that many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, increased competition, environmental policies, consumer demand, and events occurring in nature. For instance, natural events (such as earthquakes, hurricanes or fires in prime natural resources) can affect the value of companies involved in business activities in the materials sector .. Performance of such companies may be affected by factors including, among others, that at times worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, rising interest rates, high inflation, technical progress, labor relations, legislative or regulatory changes, local and international policies and adverse market conditions.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At February 29, 2020, one unaffiliated shareholder of record owned 10.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 33.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Global Energy and Natural Resources Fund | Semiannual Report 2020	25

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
In February 2020, the Board of Trustees approved a proposal to reorganize Columbia Global Energy and Natural Resources Fund with and into Columbia Global Equity Value Fund (the Reorganization). The Reorganization is subject to certain conditions, including approval by shareholders of the Fund. A proxy statement/prospectus has been distributed to shareholders in April 2020, and a joint meeting of shareholders to consider the Reorganization will be held in June 2020. If approved by shareholders, the Reorganization is expected to occur shortly thereafter and is expected to be a tax-free reorganization for U.S. federal income tax purposes. Fund shareholders will not pay any sales charges as a result of the Reorganization.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
26	Columbia Global Energy and Natural Resources Fund | Semiannual Report 2020

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Global Energy and Natural Resources Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR144_08_K01_(04/20)

SemiAnnual Report
February 29, 2020
Multi-Manager International Equity Strategies Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Multi-Manager International Equity Strategies Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager International Equity Strategies Fund  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Arrowstreet Capital, Limited Partnership
Peter Rathjens, Ph.D.
John Capeci, Ph.D.
Manolis Liodakis, Ph.D., M.B.A.
Baillie Gifford Overseas Limited
Donald Farquharson, CFA
Angus Franklin
Andrew Stobart
Jenny Davis
Tom Walsh, CFA
Causeway Capital Management LLC
Sarah Ketterer, M.B.A.
Harry Hartford
James Doyle, M.B.A.*
Conor Muldoon, CFA, M.B.A
Alessandro Valentini, CFA, M.B.A.
Jonathan Eng, M.B.A.
Ellen Lee, M.B.A.
*James Doyle, has announced his intention to retire from Causeway Capital Management LLC on or about June 30, 2020.
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 29, 2020)
	Inception	6 Months cumulative	1 Year	Life
Institutional Class	05/17/18	1.80	-0.29	-3.99
Institutional 3 Class*	12/18/19	1.82	-0.27	-3.97
MSCI EAFE Index (Net)		-0.91	-0.57	-4.35
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Multi-Manager International Equity Strategies Fund | Semiannual Report 2020	3

Fund at a Glance   (continued)
(Unaudited)
Equity sector breakdown (%) (at February 29, 2020)
Communication Services	7.8
Consumer Discretionary	12.1
Consumer Staples	6.0
Energy	2.8
Financials	17.2
Health Care	11.7
Industrials	18.3
Information Technology	13.4
Materials	8.1
Real Estate	0.1
Utilities	2.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at February 29, 2020)
Argentina	1.2
Australia	2.7
Austria	0.1
Belgium	0.4
Brazil	0.7
Canada	2.2
Chile	0.0(a)
China	4.8
Cyprus	0.0(a)
Denmark	2.1
Finland	0.9
France	6.5
Germany	11.9
Greece	0.0(a)
Hong Kong	1.9
Ireland	2.4
Israel	0.2
Italy	2.6
Japan	15.7
Jersey	0.3
Luxembourg	0.0(a)
Malta	0.0(a)
Mexico	0.1
Netherlands	5.4
New Zealand	0.1
Norway	0.0(a)
Panama	0.4
Peru	0.4
Portugal	0.0(a)
Russian Federation	0.8
Singapore	0.4
South Africa	0.8
South Korea	3.6
Spain	2.7
Sweden	1.7
Switzerland	7.5
Taiwan	1.5
Turkey	0.2
United Kingdom	15.7
United States(b)	2.1
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Multi-Manager International Equity Strategies Fund | Semiannual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2019 — February 29, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	1,018.00	1,019.94	4.97	4.97	0.99
Institutional 3 Class	1,000.00	1,000.00	898.40(a)	1,020.69	1.55(a)	4.22	0.84(a)
(a) Based on operations from December 18, 2019 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
Multi-Manager International Equity Strategies Fund | Semiannual Report 2020	5

Portfolio of Investments
February 29, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.5%
Issuer	Shares	Value ($)
Argentina 1.2%
MercadoLibre, Inc.(a)	36,966	22,772,165
Australia 2.7%
Accent Group Ltd.	229,775	249,187
Altium Ltd.	5,488	112,584
Asaleo Care Ltd.(a)	230,310	157,537
ASX Ltd.	13,118	640,835
Aurizon Holdings Ltd.	413,814	1,317,404
Austal Ltd.	4,857	11,217
BHP Group Ltd.	106,830	2,321,996
BHP Group Ltd., ADR	83,877	3,632,713
Brambles Ltd.	169,670	1,335,424
Cochlear Ltd.	51,231	7,017,209
Coles Group Ltd.	231,468	2,168,953
Collins Foods Ltd.	78,824	455,121
Computershare Ltd.	72,195	731,691
CSL Ltd.	58,647	11,979,928
CSR Ltd.	37,273	103,114
Downer EDI Ltd.	64,485	243,558
Fortescue Metals Group Ltd.	140,024	935,273
Fortescue Metals Group Ltd., ADR	9,100	117,936
Genworth Mortgage Insurance Australia Ltd.	32,229	68,070
Hotel Property Investments	12,222	25,785
Japara Healthcare Ltd.	61,297	36,143
Jumbo Interactive Ltd.	12,834	93,650
Karoon Energy Ltd.(a)	601,019	336,978
Link Administration Holdings Ltd.	35,140	108,968
McMillan Shakespeare Ltd.	26,359	188,077
Myer Holdings Ltd.(a)	453,079	100,869
Pendal Group Ltd.	30,069	146,924
Reject Shop Ltd. (The)	65,198	129,968
Rio Tinto Ltd.	77,750	4,467,889
Rio Tinto PLC, ADR	118,907	5,580,306
Wesfarmers Ltd.	170,788	4,571,124
Woolworths Group Ltd.	100,561	2,572,222
Total		51,958,653
Common Stocks (continued)
Issuer	Shares	Value ($)
Austria 0.1%
Andritz AG	12,775	452,078
OMV AG	17,860	748,012
Schoeller-Bleckmann Oilfield Equipment AG	3,648	148,909
Verbund AG	6,306	300,368
Total		1,649,367
Belgium 0.4%
Anheuser-Busch InBev SA/NV	4,323	252,333
Barco NV	851	182,972
Melexis NV	7,036	486,596
UCB SA	5,301	490,798
Umicore SA	165,689	6,977,277
Total		8,389,976
Brazil 0.7%
B3 SA - Brasil Bolsa Balcao	93,900	988,996
Banco do Brasil SA	49,000	507,762
BB Seguridade Participacoes SA	221,400	1,569,440
CCR SA	205,500	743,070
Cielo SA, ADR	21,831	33,838
Cogna Educacao	1,490,300	3,305,927
CPFL Energia SA	22,600	176,630
Itaú Unibanco Holding SA, ADR	677,213	4,787,896
JBS SA	13,300	66,620
Multiplan Empreendimentos Imobiliarios SA	58,000	395,581
Total		12,575,760
Canada 2.2%
Canadian Imperial Bank of Commerce	62,633	4,767,061
Constellation Software, Inc.	13,207	13,454,757
Fairfax Financial Holdings Ltd.	26,970	11,618,047
Gildan Activewear, Inc.	26,255	635,910
Kirkland Lake Gold Ltd.	23,690	764,046
Magna International, Inc.	13,006	595,935
Manulife Financial Corp.	279,302	4,694,396
Ritchie Bros. Auctioneers, Inc.	130,926	5,197,762
Total		41,727,914
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Multi-Manager International Equity Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Chile 0.0%
Cencosud SA	52,626	61,769
China 4.8%
Alibaba Group Holding Ltd., ADR(a)	81,043	16,856,944
Baidu, Inc., ADR(a)	127,676	15,318,566
Beijing Capital International Airport Co., Ltd.	1,566,000	1,233,109
China Mobile Ltd.	2,472,524	19,677,866
China Yongda Automobiles Services Holdings Ltd.	81,500	80,326
Chinasoft International Ltd.(a)	546,000	343,210
Momo, Inc., ADR	13,779	387,465
Ping An Healthcare and Technology Co., Ltd.(a)	777,500	7,769,940
Ping An Insurance Group Co. of China Ltd., Class H	447,000	5,092,401
Sinopharm Group Co. Class H	997,968	3,135,190
SITC International Holdings Co., Ltd.	388,000	451,420
Tencent Holdings Ltd.	264,700	13,421,536
Tencent Music Entertainment Group, ADR(a)	609,751	7,396,280
VSTECS Holdings Ltd.	530,000	255,810
Total		91,420,063
Cyprus 0.0%
Etalon Group PLC, GDR(b)	37,995	73,178
Denmark 2.1%
AP Moller - Maersk A/S, Class A	254	240,864
AP Moller - Maersk A/S, Class B	417	420,799
Carlsberg A/S, Class B	3,845	508,531
Carlsberg AS, ADR	7,591	200,972
Coloplast A/S, Class B	7,104	953,680
DSV PANALPINA A/S	108,232	10,900,984
Genmab A/S(a)	5,745	1,299,137
H+H International A/S(a)	8,977	160,992
ISS A/S	31,629	565,358
Nordic Waterproofing Holding AS(b)	16,378	173,363
Novo Nordisk A/S, ADR	64,728	3,762,639
Novo Nordisk A/S, Class B	39,081	2,289,715
Novozymes AS, Class B	193,382	9,913,837
Ørsted A/S	43,157	4,455,478
Pandora A/S	4,475	201,654
Sydbank A/S	11,038	204,230
Tryg AS	37,756	1,059,377
Common Stocks (continued)
Issuer	Shares	Value ($)
Vestas Wind Systems A/S	25,086	2,420,306
Total		39,731,916
Finland 0.9%
Fortum OYJ	116,824	2,494,881
KONE OYJ, Class B	222,382	12,596,231
Metso OYJ	12,503	406,875
Orion Oyj, Class B	35,476	1,415,862
TietoEVRY Oyj	11,108	314,247
Total		17,228,096
France 6.5%
AKWEL	5,753	93,360
AXA SA	121,015	2,812,914
BNP Paribas SA	289,883	14,071,012
Carrefour SA	550,102	9,500,820
Cie de Saint-Gobain	130,970	4,624,479
Cie Generale des Etablissements Michelin CSA	13,533	1,450,288
CNP Assurances	49,913	784,447
Coface SA(a)	43,569	477,854
Danone SA	252,165	17,797,434
Dassault Systemes	7,306	1,159,195
Edenred	307,254	16,084,129
Electricite de France SA	73,487	1,031,497
Engie SA	389,218	6,499,561
Eutelsat	5,192	70,156
Faurecia SE	13,137	600,721
Ingenico Group SA	8,673	1,236,157
Kaufman & Broad SA	2,002	80,139
Kering SA	797	449,432
Legrand SA	97,555	7,487,535
L’Oreal SA	7,646	2,055,125
Peugeot SA	213,165	4,130,940
Renault SA	30,474	905,821
Rexel SA	15,586	192,663
Safran SA	15,282	2,115,463
Sanofi	47,975	4,474,428
Sartorius Stedim Biotech	2,654	508,384
Schneider Electric SE	23,373	2,374,684
Schneider Electric SE, ADR	12,698	254,849
SES SA FDR	35,223	403,880

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Semiannual Report 2020	7

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Societe BIC SA	9,381	567,000
Societe Generale SA	65,175	1,846,841
STMicroelectronics NV	53,574	1,478,630
Suez	14,094	223,796
Tarkett SA	24,508	395,012
Total SA	300,164	12,973,801
Valeo SA	26,047	662,148
Veolia Environnement SA	102,533	2,954,073
Veolia Environnement SA, ADR	6,300	180,590
Total		125,009,258
Germany 10.2%
Adidas AG	17,052	4,800,961
ADVA Optical Networking SE(a)	7,726	51,860
Allianz SE, Registered Shares	30,304	6,601,724
BASF SE	378,142	22,380,026
Bayer AG, Registered Shares	246,393	17,919,193
Bayerische Motoren Werke AG	18,101	1,194,354
Carl Zeiss Meditec AG	9,824	1,045,117
Continental AG	51,083	5,841,745
Covestro AG	54,867	2,125,963
Daimler AG, Registered Shares	46,594	1,960,428
Daimler AG, Registered Shares	2,500	103,638
Deutsche Boerse AG	123,373	19,413,206
Deutsche Lufthansa AG, ADR	5,300	68,900
Deutsche Lufthansa AG, Registered Shares	24,260	320,836
Deutsche Post AG	392,923	11,826,178
Deutsche Telekom AG, ADR	29,900	488,117
GEA Group AG	37,367	999,900
Infineon Technologies AG	311,382	6,646,022
MTU Aero Engines AG	26,939	6,665,321
Muenchener Rueckversicherungs-Gesellschaft AG, ADR	16,289	415,044
Puma SE	43,509	3,373,353
SAP SE	325,813	40,675,316
SAP SE, ADR	5,275	651,832
Scout24 AG(b)	265,131	17,327,331
Siemens AG, Registered Shares	215,951	22,215,174
Software AG	13,815	454,501
Talanx AG	2,710	120,326
Common Stocks (continued)
Issuer	Shares	Value ($)
VERBIO Vereinigte BioEnergie AG	20,658	219,709
Volkswagen AG, ADR	23,700	398,279
Total		196,304,354
Greece 0.0%
Holding Co. ADMIE IPTO SA	15,503	37,153
JUMBO SA	22,258	351,628
Total		388,781
Hong Kong 1.9%
AIA Group Ltd.	1,835,200	18,393,192
China Merchants Port Holdings Co., Ltd.	1,334,000	1,982,470
Hang Lung Group Ltd.	106,000	269,237
Hong Kong Exchanges and Clearing Ltd.	338,380	11,320,850
Hysan Development Co., Ltd.	13,000	47,519
Lenovo Group Ltd., ADR	4,483	56,038
Melco International Development Ltd.	185,000	386,910
Sands China Ltd.	243,200	1,165,773
Spring Real Estate Investment Trust	971,000	367,828
Techtronic Industries Co., Ltd.	106,000	879,435
Valuetronics Holdings Ltd.	229,800	105,398
WH Group Ltd.	1,201,000	1,260,343
Total		36,234,993
Ireland 2.4%
CRH PLC	269,203	9,137,531
CRH PLC, ADR	52,700	1,785,476
Kingspan Group PLC	217,325	13,687,206
Ryanair Holdings PLC, ADR(a)	307,625	22,050,560
Total		46,660,773
Israel 0.2%
Ashtrom Group Ltd.	3,502	50,891
Check Point Software Technologies Ltd.(a)	20,023	2,078,388
NiCE Ltd., ADR(a)	9,200	1,507,236
Total		3,636,515
Italy 2.6%
A2A SpA	252,800	440,764
Assicurazioni Generali SpA	131,233	2,368,932
ASTM SpA	14,906	368,932
Atlantia SpA	44,682	966,418
Azimut Holding SpA	68,129	1,452,764

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Multi-Manager International Equity Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Buzzi Unicem SpA	15,133	202,319
Credito Valtellinese SpA(a)	2,246,546	185,532
Datalogic SpA	11,302	171,157
DeA Capital SpA	249,145	383,451
Enel SpA	843,273	7,077,750
Fiat Chrysler Automobiles NV	341,191	4,299,221
Hera	182,499	783,320
Iren SpA	36,239	112,176
Leonardo-Finmeccanica SpA	17,109	175,462
Mediobanca Banca di Credito Finanziario SpA	296,422	2,695,493
Piaggio & C SpA	130,500	311,758
Poste Italiane SpA	143,896	1,541,496
Snam SpA	293,097	1,453,286
Telecom Italia SpA(a)	1,408,948	783,616
Telecom Italia SpA, Savings Shares	249,944	139,838
Tinexta SpA	9,091	123,581
UniCredit SpA	1,665,593	21,418,274
Unipol Gruppo SpA	74,570	371,549
UnipolSai SpA	425,677	1,063,544
Total		48,890,633
Japan 15.7%
Advantest Corp.	21,800	1,003,028
AGC, Inc.	43,000	1,229,743
Ahresty Corp.	28,900	115,646
Airport Facilities Co., Ltd.	7,900	33,618
Albis Co., Ltd.	12,300	218,022
Alpha Corp.	3,000	28,481
Alpha Systems, Inc.	15,800	382,454
Alps Electric Co., Ltd.	25,900	394,454
Amada Holdings Co., Ltd.	71,300	664,791
Argo Graphics, Inc.	7,800	232,836
Astellas Pharma, Inc.	270,100	4,233,335
Astellas Pharma, Inc., ADR	27,188	423,589
Brother Industries Ltd.	26,900	476,481
Bushiroad, Inc.(a)	1,600	33,379
CAC Holdings Corp.	16,900	169,852
Canon Electronics, Inc.	7,000	119,813
Canon, Inc.	28,500	717,268
Canon, Inc., ADR	18,050	453,957
Common Stocks (continued)
Issuer	Shares	Value ($)
Central Glass Co., Ltd.	15,500	295,364
Central Japan Railway Co.	4,600	756,191
Chubu Electric Power Co., Inc.	105,900	1,379,606
Chubu Shiryo Co., Ltd.	4,900	64,559
Chugai Pharmaceutical Co., Ltd.	38,600	4,152,203
Cresco Ltd.	4,800	71,469
Dai-ichi Life Holdings, Inc.	221,500	3,004,060
Daiichi Sankyo Co., Ltd.	45,900	2,794,205
Dai-ichi Seiko Co., Ltd.	20,200	358,762
Dainippon Sumitomo Pharma Co., Ltd.	7,200	102,733
Denki Kogyo Co., Ltd.	3,500	87,965
Denso Corp.	201,100	7,737,050
Disco Corp.	8,200	1,662,465
East Japan Railway Co.	61,700	4,712,824
Eisai Co., Ltd.	18,600	1,365,909
ESPEC Corp.	18,000	330,217
FANUC Corp.	156,200	25,650,216
FANUC Corp., ADR	13,400	219,023
Fields Corp.	11,600	42,051
Fuji Media Holdings, Inc.	133,400	1,567,364
FUJIFILM Holdings Corp.	60,000	2,913,741
Fujitsu Ltd.	27,200	2,836,313
Fuyo General Lease Co., Ltd.	2,600	146,297
Gakujo Co., Ltd.	4,500	72,448
Glory Ltd.	8,100	216,352
Gurunavi, Inc.	17,800	120,126
Hakuhodo DY Holdings, Inc.	4,400	50,849
Hakuto Co., Ltd.	21,300	215,283
Hankyu Hanshin Holdings, Inc.	17,900	588,482
Hino Motors Ltd.	77,500	634,126
Hioki EE Corp.	7,900	235,994
Hirakawa Hewtech Corp.	15,400	162,986
Hirano Tecseed Co., Ltd./Kinzoku	25,000	276,358
Hirose Electric Co., Ltd.	5,600	593,231
Hitachi Ltd.	141,200	4,715,511
Hitachi Ltd., ADR	800	52,644
Honda Motor Co., Ltd. ADR	41,265	1,058,860
Horiba Ltd.	6,400	349,882
Hoya Corp.	40,000	3,546,747

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Semiannual Report 2020	9

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Hoya Corp., ADR	15,800	1,396,088
Ibiden Co., Ltd.	38,300	844,210
Japan Exchange Group, Inc.	674,400	11,276,698
Japan Steel Works Ltd. (The)	29,500	421,615
JSR Corp.	34,100	592,832
JTEKT Corp.	35,400	341,489
Juki Corp.	13,500	85,253
Kaga Electronics Co., Ltd.	7,100	128,322
Kakaku.com, Inc.	69,100	1,475,642
Kanaden Corp.	1,400	15,198
Kansai Electric Power Co., Inc. (The)	30,100	324,414
Kawasaki Heavy Industries Ltd.	51,700	926,567
KDDI Corp.	287,000	8,108,772
Keihanshin Building Co., Ltd.	29,300	359,790
Kirindo Holdings Co., Ltd.	11,300	161,925
Koatsu Gas Kogyo Co., Ltd.	15,200	93,065
Komatsu Ltd.	80,900	1,616,445
Konica Minolta, Inc.	74,900	409,857
Kyocera Corp.	30,600	1,914,245
Kyocera Corp., ADR	300	18,392
Kyosan Electric Manufacturing Co., Ltd.	43,300	185,753
Kyowa Hakko Kirin Co., Ltd.	10,200	243,087
Maruzen Showa Unyu Co., Ltd.	1,200	26,696
Matsuda Sangyo Co., Ltd.	4,500	58,811
Max Co., Ltd.	7,500	123,448
Mazda Motor Corp., ADR	15,200	50,844
Mebuki Financial Group, Inc.	74,300	143,217
Media Do Holdings Co., Ltd.	2,700	71,203
Medipal Holdings Corp.	20,600	374,782
Mimaki Engineering Co., Ltd.	23,900	92,166
Mitsubishi Heavy Industries Ltd.	17,100	540,317
Mitsubishi Steel Manufacturing Co., Ltd.	5,900	45,128
Mitsuboshi Belting Ltd.	9,300	127,276
Mitsuuroko Group Holdings Co., Ltd.	45,800	429,698
MS&AD Insurance Group Holdings, Inc.	106,500	3,432,942
Murata Manufacturing Co., Ltd.	119,500	6,260,259
Nagano Keiki Co., Ltd.	30,700	231,396
NH Foods Ltd.	30,400	1,145,321
Nichicon Corp.	45,300	329,003
Common Stocks (continued)
Issuer	Shares	Value ($)
Nichireki Co., Ltd.	40,600	485,785
Nichirin Co., Ltd.	6,500	96,370
Nidec Corp.	86,200	10,152,059
Nintendo Co., Ltd.	23,100	7,743,917
Nippon Beet Sugar Manufacturing Co., Ltd.	7,500	119,228
Nippon Hume Corp.	19,500	115,510
Nippon Telegraph & Telephone Corp.	162,000	3,779,423
Nippon Telegraph & Telephone Corp., ADR	6,400	149,216
Nissei Plastic Industrial Co., Ltd.	2,500	20,919
Nissin Foods Holdings Co., Ltd.	10,100	795,000
Nisso Corp.	3,400	21,438
Nitto Denko Corp.	30,100	1,496,678
Nomura Research Institute Ltd.	44,500	976,970
NS United Kaiun Kaisha Ltd.	3,500	55,440
NTT Data Corp.	111,900	1,334,555
Obic Co., Ltd.	2,200	271,625
Oiles Corp.	8,300	108,391
Okabe Co., Ltd.	17,600	124,441
Olympus Corp.	216,100	3,913,989
Olympus Corp., ADR	10,800	199,206
Omron Corp.	4,200	224,882
Optex Group Co., Ltd.	11,400	129,896
Otsuka Corp.	8,600	371,467
Otsuka Holdings Co., Ltd.	39,100	1,464,896
Panasonic Corp.	220,900	2,095,247
Pickles Corp.	8,700	172,189
Press Kogyo Co., Ltd.	24,900	71,166
Prestige International, Inc.	14,800	113,635
PS Mitsubishi Construction Co., Ltd.	29,300	156,095
Renesas Electronics Corp.(a)	305,500	1,860,547
Ryobi Ltd.	9,000	116,249
Ryoden Corp.	23,900	330,812
San-Ai Oil Co., Ltd.	25,900	222,872
Sankyo Seiko Co., Ltd.	21,500	99,616
Sanwa Holdings Corp.	49,600	454,458
SCSK Corp.	6,500	338,110
Seika Corp.	3,500	37,235
Seiko Epson Corp.	208,900	2,928,713
Seiko Holdings Corp.	13,800	266,528

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Multi-Manager International Equity Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Sekisui Chemical Co., Ltd.	93,500	1,398,472
Sekisui House Ltd.	138,400	2,714,778
Seven & I Holdings Co., Ltd.	28,100	956,056
Shibaura Mechatronics Corp.	7,800	202,502
Shikoku Electric Power Co., Inc.	53,600	406,150
Shimano, Inc.	62,300	8,655,295
Shin-Etsu Chemical Co., Ltd.	43,700	4,835,272
Shin-Etsu Chemical Co., Ltd., ADR	3,610	99,167
Shinko Shoji Co., Ltd.	50,600	323,181
Shinsei Bank Ltd.	58,300	763,663
Shinwa Co., Ltd.	1,600	28,275
Shionogi & Co., Ltd.	61,000	3,283,632
Sinko Industries Ltd.	3,500	49,051
Sintokogio Ltd.	10,700	76,494
SMC Corp.	28,600	11,400,164
SMK Corp.	1,900	39,727
Sompo Holdings, Inc.	169,400	6,260,779
Sony Corp.	144,400	8,901,954
SRA Holdings	5,200	108,806
Sugi Holdings Co., Ltd.	10,400	490,215
Sumco Corp.	225,700	3,417,546
Suminoe Textile Co., Ltd.	3,400	61,150
Sumitomo Heavy Industries Ltd.	10,200	220,064
Sumitomo Mitsui Financial Group, Inc.	293,400	9,309,527
Sumitomo Mitsui Trust Holdings, Inc.	201,400	6,837,437
Sumitomo Rubber Industries Ltd.	25,600	265,666
Sumitomo Warehouse Co., Ltd. (The)	37,300	438,070
Sun Corp.	4,500	64,039
Suzuken Co., Ltd.	30,500	1,006,876
T RAD Co., Ltd.	2,900	43,083
T&D Holdings, Inc.	38,000	368,659
Taiyo Nippon Sanso Corp.	18,600	331,817
Takamatsu Construction Group Co., Ltd.	4,100	88,550
Takeda Pharmaceutical Co., Ltd.	692,900	23,928,318
Takisawa Machine Tool Co., Ltd.	4,200	45,116
TDC Soft, Inc.	15,900	120,583
TDK Corp.	14,100	1,343,995
Teijin Ltd.	96,600	1,584,014
Terumo Corp.	41,200	1,322,882
Common Stocks (continued)
Issuer	Shares	Value ($)
Toa Corp.	17,300	144,559
Tokio Marine Holdings, Inc., ADR	6,668	354,004
Tokyo Electric Power Co. Holdings, Inc.(a)	225,000	853,789
Tokyo Electron Ltd.	21,700	4,533,384
Tokyo Ohka Kogyo Co., Ltd.	9,900	357,510
Tokyu Corp.	9,400	144,045
Tomoku Co., Ltd.	4,800	69,035
Toppan Printing Co., Ltd.	53,100	928,557
Torex Semiconductor Ltd.	7,400	85,949
Toyo Corp./Chuo-ku	22,800	192,172
Toyo Seikan Group Holdings Ltd.	23,900	381,114
Toyoda Gosei Co., Ltd.	2,700	57,041
Toyota Tsusho Corp.	280,700	8,435,089
Trancom Co., Ltd.	6,100	388,365
Trend Micro, Inc.	22,000	1,091,799
Trend Micro, Inc., ADR	800	39,580
UACJ Corp.	17,200	299,843
Uchida Yoko Co., Ltd.	3,500	159,180
Uniden Holdings Corp.	10,400	184,846
Ushio, Inc.	30,900	385,426
Warabeya Nichiyo Holdings Co., Ltd.	3,100	46,774
Weathernews, Inc.	1,400	44,581
West Japan Railway Co.	22,400	1,582,294
Yahoo! Japan Corp.	824,800	2,994,269
Yamaha Motor Co., Ltd.	21,200	334,650
Yamaichi Electronics Co., Ltd.	6,900	101,619
Yodogawa Steel Works Ltd.	7,200	120,274
Yokohama Rubber Co., Ltd. (The)	30,600	497,407
Yorozu Corp.	8,300	98,716
Zuken, Inc.	1,600	31,759
Total		300,636,807
Jersey 0.3%
boohoo Group PLC(a)	1,377,143	5,229,896
IWG PLC	58,993	267,655
Total		5,497,551
Luxembourg 0.0%
ArcelorMittal, Registered Shares	15,916	227,599

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Semiannual Report 2020	11

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Malta 0.0%
Catena Media PLC(a)	37,238	106,240
Mexico 0.1%
Grupo Financiero Banorte SAB de CV, Class O	448,300	2,451,153
Netherlands 5.3%
Aegon NV	490,798	1,670,621
Aegon NV, Registered Shares	12,376	41,831
AerCap Holdings NV(a)	5,100	265,608
Akzo Nobel NV	172,503	13,802,041
Altice NV, Class A(a)	189,242	1,005,042
ASML Holding NV	27,968	7,755,336
ASML Holding NV	15,686	4,340,473
Constellium SE(a)	17,000	210,800
Heineken Holding NV	105,780	9,393,013
IMCD NV	85,700	6,996,301
ING Groep NV	1,000,097	9,576,770
Just Eat Takeaway(a),(b)	57,643	5,053,103
Just Eat Takeaway(a),(b)	81,269	7,101,165
Koninklijke KPN NV	554,421	1,344,675
Koninklijke KPN NV, ADR	36,718	89,592
Koninklijke Philips NV	75,421	3,229,844
NN Group NV	34,252	1,170,672
NN Group NV, ADR	4,000	68,180
NXP Semiconductors NV	28,889	3,284,390
Ordina NV	42,184	108,343
Prosus NV(a)	51,421	3,595,865
Signify NV	8,676	258,514
STMicroelectronics NV, Registered Shares	46,945	1,286,293
Unilever NV	25,147	1,326,756
Unilever NV	247,405	13,062,314
Wolters Kluwer NV	87,098	6,376,791
Wolters Kluwer NV, ADR	1,300	94,919
Total		102,509,252
New Zealand 0.1%
SKYCITY Entertainment Group Ltd.	67,533	135,755
Xero Ltd.(a)	20,653	1,008,965
Total		1,144,720
Common Stocks (continued)
Issuer	Shares	Value ($)
Norway 0.0%
Atea ASA(a)	10,170	113,988
Avance Gas Holding Ltd.(a),(b)	81,276	347,899
Fjordkraft Holding ASA(b)	6,349	49,262
Total		511,149
Panama 0.4%
Copa Holdings SA, Class A	90,216	7,500,558
Peru 0.4%
Credicorp Ltd.	38,296	6,941,916
Portugal 0.0%
EDP Renovaveis SA	36,789	497,949
Russian Federation 0.8%
Bank St. Petersburg PJSC	27,550	21,442
Gazprom PJSC	1,258,000	3,876,837
LSR Group PJSC, Registered Shares, GDR(b)	17,633	40,291
Magnit PJSC GDR(b)	321,248	3,576,050
MMC Norilsk Nickel PJSC, ADR	1,257	38,119
MMC Norilsk Nickel PJSC, ADR	199,343	5,992,251
Rosseti PJSC(a)	23,801,000	522,334
Surgutneftegas PJSC	344,700	201,700
Yandex NV, Class A(a)	2,088	84,794
Total		14,353,818
Singapore 0.4%
Hi-P International Ltd.	210,000	164,222
United Overseas Bank Ltd.	389,800	6,957,362
Venture Corp., Ltd.	61,700	743,628
Total		7,865,212
South Africa 0.8%
Discovery Ltd.	1,044,907	6,513,800
Naspers Ltd., Class N	51,421	8,039,989
Total		14,553,789
South Korea 3.5%
Ahnlab, Inc.	1,062	47,446
AmorePacific Corp.(a)	1,014	134,314
BH Co., Ltd.(a)	24,815	370,783
Chosun Refractories Co., Ltd.	1,425	91,873
Daeduck Electronics Co.	54,918	428,677

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager International Equity Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Daelim Industrial Co., Ltd.(a)	10,797	650,305
Doosan Solus Co., Ltd.(a)	5,739	117,999
Eugene Technology Co., Ltd.	7,392	116,592
Hana Financial Group, Inc.	44,584	1,154,574
INTOPS Co., Ltd.	11,113	110,184
I-SENS, Inc.	6,263	106,732
Jahwa Electronics Co., Ltd.(a)	16,603	121,790
KAON Media Co., Ltd.	18,207	92,512
KB Financial Group, Inc.	29,627	936,606
KB Financial Group, Inc., ADR	3,985	128,596
KC Tech Co., Ltd.	10,617	161,197
LEENO Industrial, Inc.	3,057	205,772
LG Innotek Co., Ltd.	4,705	509,038
MCNEX Co., Ltd.	6,626	179,382
NAVER Corp.	45,720	6,562,684
Osstem Implant Co., Ltd.(a)	2,037	55,794
Partron Co., Ltd.	40,708	305,390
POSCO	2,449	393,361
RFTech Co., Ltd.(a)	48,340	279,146
Samsung Electronics Co., Ltd.	511,793	23,036,507
Samsung Electronics Co., Ltd. GDR	17,008	19,180,323
SaraminHR Co., Ltd.	3,841	83,707
SK Telecom Co., Ltd.	67,928	11,893,021
TechWing, Inc.	9,956	120,247
Tovis Co., Ltd.(a)	48,927	305,589
Total		67,880,141
Spain 2.6%
Amadeus IT Group SA, Class A	110,246	7,815,462
Banco Bilbao Vizcaya Argentaria SA	1,416,352	6,783,318
Banco de Sabadell SA	277,012	243,131
Banco Santander SA, ADR	216,433	792,145
Bankinter SA	954,579	5,640,485
CaixaBank SA	2,350,922	6,042,418
Grifols SA	175,055	5,642,177
Grifols SA ADR	112,403	2,406,548
Grupo Catalana Occidente SA, ADR, Class A	590	18,465
Iberdrola SA	298,587	3,418,283
Industria de Diseno Textil SA	292,422	9,123,262
Mapfre SA	293,936	661,155
Common Stocks (continued)
Issuer	Shares	Value ($)
Naturgy Energy Group SA	12,960	301,922
Telefonica SA	164,385	978,288
Total		49,867,059
Sweden 1.7%
Atlas Copco AB, Class B	370,024	11,467,156
Bure Equity AB	22,277	423,450
Cellavision AB	786	23,786
Collector AB(a)	28,954	81,478
Coor Service Management Holding AB(b)	35,928	308,517
Epiroc AB, Class B	769,804	8,635,103
Fortnox AB	5,960	115,363
Granges AB	30,940	249,487
Hennes & Mauritz	90,314	1,639,028
Hexagon AB, ADR	9,400	504,451
HIQ International AB(a)	13,111	62,967
Investment AB Oresund	3,891	53,065
Mekonomen AB(a)	45,952	363,393
NetEnt AB(a)	52,281	132,944
Nordea Bank Abp	115,611	912,441
Resurs Holding AB(b)	69,669	377,118
Skandinaviska Enskilda Banken AB, Class A	45,340	434,582
Svenska Handelsbanken AB, Class A	210,770	2,131,238
Swedbank AB, ADR	6,300	95,351
Swedbank AB, Class A	208,616	3,168,503
Telefonaktiebolaget LM Ericsson, ADR	110,053	884,826
Volvo AB	4,243	66,427
Volvo AB, B Shares	58,614	920,043
Total		33,050,717
Switzerland 7.4%
ABB Ltd.	897,794	19,454,495
Alcon, Inc.(a)	24,253	1,483,105
Autoneum Holding AG	2,591	252,440
Belimo Holding AG, Registered Shares	11	71,828
Cie Financiere Richemont SA, Class A, Registered Shares	238,368	16,340,401
EFG International AG(a)	38,268	217,219
GAM Holding AG(a)	57,213	193,728
Geberit AG	6,463	3,225,045
Kudelski SA(a)	47,143	219,151

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Semiannual Report 2020	13

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Kuehne & Nagel International AG	59,913	8,770,158
LEM Holding SA, Registered Shares	244	316,361
Nestlé SA, Registered Shares	182,104	18,739,562
Novartis AG, ADR	38,275	3,213,569
Novartis AG, Registered Shares	356,388	29,980,517
Rieter Holding AG, Registered Shares	461	54,836
Roche Holding AG, ADR	55,538	2,218,465
Roche Holding AG, Genusschein Shares	97,112	31,224,787
SGS SA, ADR	4,436	110,079
Swiss Life Holding AG, Registered Shares	12,761	5,858,804
Temenos AG, ADR	143	20,587
Vetropack Holding AG	56	148,300
Zehnder Group AG, Registered Shares	4,793	223,554
Total		142,336,991
Taiwan 1.5%
Apacer Technology, Inc.	71,000	95,060
Asia Vital Components Co., Ltd.	22,000	23,326
Globe Union Industrial Corp.	26,000	13,973
Novatek Microelectronics	35,000	220,267
Quanta Computer, Inc.	90,000	181,540
Realtek Semiconductor Corp.	21,000	151,955
Shane Global Holding, Inc.	31,000	149,856
Sunonwealth Electric Machine Industry Co., Ltd.	502,000	642,281
Taiwan FU Hsing Industrial Co., Ltd.	83,000	111,640
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	511,943	27,563,011
Topco Scientific Co., Ltd.	38,000	128,753
TXC Corp.	79,000	122,074
United Microelectronics Corp.	466,000	232,505
Total		29,636,241
Turkey 0.2%
Adana Cimento Sanayii TAS, Class A	72,363	97,905
Aksigorta AS	145,575	148,003
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	395,631	243,680
Enka Insaat ve Sanayi AS	753,373	777,465
Ford Otomotiv Sanayi AS	40,998	517,465
MLP Saglik Hizmetleri AS(a),(b)	63,608	152,008
Otokar Otomotiv Ve Savunma Sanayi AS	7,526	182,074
Tofas Turk Otomobil Fabrikasi AS	220,609	940,803
Common Stocks (continued)
Issuer	Shares	Value ($)
Turkiye Garanti Bankasi AS(a)	305,697	467,986
Turkiye Sise ve Cam Fabrikalari AS	83,108	64,802
Total		3,592,191
United Kingdom 15.6%
3i Group PLC	250,628	3,299,064
Aggreko PLC	113,631	992,769
AJ Bell PLC	97,316	444,818
Anglo American PLC	45,799	1,077,535
Ashmore Group PLC	171,371	1,035,190
Ashtead Group PLC	66,403	2,081,835
ASOS PLC(a)	112,646	4,428,523
Associated British Foods PLC	56,610	1,652,959
AstraZeneca PLC	136,212	11,954,636
AstraZeneca PLC, ADR	104,977	4,597,993
Avast PLC	220,557	1,124,368
Aveva Group PLC	5,906	335,973
Aviva PLC	1,759,348	8,058,713
Aviva PLC. ADR	15,500	140,198
Barclays Bank PLC	7,809,542	14,966,927
Barratt Developments PLC	21,896	216,148
BHP Group PLC	224,627	4,105,249
BHP Group PLC, ADR	67,102	2,435,803
BP PLC	2,602,970	13,524,010
Brewin Dolphin Holdings PLC	54,185	212,778
British American Tobacco PLC	483,615	19,121,778
British American Tobacco, ADR	58,049	2,310,350
BT Group PLC	1,000,807	1,835,999
Burberry Group PLC	305,126	6,575,405
Carnival PLC	40,859	1,292,404
Carnival PLC, ADR	2,600	82,758
Centrica PLC	463,353	429,202
Coca-Cola European Partners PLC	28,874	1,471,419
Compass Group PLC	120,039	2,644,753
Computacenter PLC	2,062	43,702
DFS Furniture PLC	71,675	226,454
Direct Line Insurance Group PLC	92,639	369,277
Dunelm Group PLC	57,009	813,845
Experian PLC	401,923	13,377,566
Experian PLC, ADR	18,372	615,829

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager International Equity Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Galiform PLC	725,500	6,000,373
GlaxoSmithKline PLC, ADR	593	24,034
Glencore PLC(a)	1,381,323	3,486,669
Go-Ahead Group PLC (The)	7,829	195,640
GoCo Group PLC	301,247	317,106
Greggs PLC	40,285	1,079,514
Halma PLC	71,615	1,799,746
Hargreaves Lansdown PLC	424,809	8,528,177
Hays PLC	122,921	219,504
Ibstock PLC(b)	57,604	203,082
IG Group Holdings PLC	72,450	632,047
IMI PLC	55,441	717,688
Inchcape PLC	43,143	322,491
Indivior PLC(a)	62,615	34,722
Intermediate Capital Group PLC	17,432	360,514
Johnson Matthey PLC	186,213	6,103,496
JPJ Group PLC(a)	3,296	30,014
Jupiter Fund Management PLC	263,718	1,031,403
Kier Group PLC	67,585	96,966
Kingfisher PLC	150,836	370,061
Kingfisher PLC, ADR	27,200	132,328
Legal & General Group PLC	451,087	1,528,226
Linde PLC	85,528	16,483,378
Lookers PLC	228,187	132,388
M&G PLC(a)	292,563	763,971
Meggitt PLC	85,992	605,563
Micro Focus International PLC	435,566	4,148,203
Oxford Instruments PLC	4,838	86,222
Persimmon PLC	37,678	1,393,026
Prudential PLC	1,129,263	18,773,397
Redrow PLC	25,925	251,872
RELX PLC	343,414	8,308,844
Rio Tinto PLC	344,481	16,218,033
Rolls-Royce Holdings PLC(a)	2,218,384	17,852,621
Rolls-Royce Holdings PLC ADR	4,261	34,706
Rotork PLC	131,002	479,015
Royal Dutch Shell PLC, Class B	576,251	12,490,377
Saga PLC	50,378	20,863
Sage Group PLC (The)	349,228	3,093,875
Common Stocks (continued)
Issuer	Shares	Value ($)
Schroders PLC	4,313	160,449
Scottish & Southern Energy PLC	522,025	10,263,194
Senior PLC	242,289	438,639
Smith & Nephew PLC	144,761	3,247,779
Softcat PLC	47,807	654,195
St. James’s Place PLC	385,784	5,115,055
Standard Life Aberdeen PLC	436,434	1,564,334
Taylor Wimpey PLC	403,955	1,066,674
TORM PLC(a)	40,141	305,365
Unilever PLC, ADR	31,549	1,701,438
Vesuvius PLC	41,679	225,832
Victrex PLC	15,768	429,963
Vodafone Group PLC	6,884,851	12,032,988
Weir Group PLC (The)	14,338	242,177
Total		299,694,467
United States 0.8%
Ovintiv, Inc.	579,658	6,698,079
Spotify Technology SA(a)	65,094	8,925,689
Total		15,623,768
Total Common Stocks (Cost $1,954,437,513)		1,851,193,452

Exchange-Traded Equity Funds 0.2%
	Shares	Value ($)
United States 0.2%
iShares MSCI EAFE ETF	41,572	2,587,441
iShares MSCI Eurozone ETF	9,400	352,406
Total		2,939,847
Total Exchange-Traded Equity Funds (Cost $3,062,689)		2,939,847

Preferred Stocks 1.7%
Issuer	Shares	Value ($)
Germany 1.6%
BMW AG	21,610	1,120,462
Draegerwerk AG & Co. KGaA	947	60,897
Porsche Automobil Holding SE	18,743	1,167,981
Schaeffler AG	6,869	62,619
Volkswagen AG	171,222	28,423,948
Total		30,835,907

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Semiannual Report 2020	15

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Preferred Stocks (continued)
Issuer	Shares	Value ($)
Russian Federation 0.0%
Lenenergo PJSC	18,660	38,591
Spain 0.1%
Grifols SA	117,531	2,555,481
Total Preferred Stocks (Cost $36,535,970)		33,429,979

Money Market Funds 1.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.641%(c),(d)	21,104,406	21,104,406
Total Money Market Funds (Cost $21,103,073)		21,104,406
Total Investments in Securities (Cost $2,015,139,245)		1,908,667,684
Other Assets & Liabilities, Net		10,407,967
Net Assets		$1,919,075,651
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At February 29, 2020, the total value of these securities amounted to $34,782,367, which represents 1.81% of total net assets.
(c)	The rate shown is the seven-day current annualized yield at February 29, 2020.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended February 29, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.641%
	15,669,041	158,176,087	(152,740,722)	21,104,406	1,638	1,333	210,090	21,104,406
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
RAD	Radian Asset Assurance, Inc.
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager International Equity Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Fair value measurements  (continued)
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Argentina	22,772,165	—	—	22,772,165
Australia	9,213,019	42,745,634	—	51,958,653
Austria	—	1,649,367	—	1,649,367
Belgium	252,333	8,137,643	—	8,389,976
Brazil	12,541,922	33,838	—	12,575,760
Canada	41,727,914	—	—	41,727,914
Chile	61,769	—	—	61,769
China	39,959,255	51,460,808	—	91,420,063
Cyprus	—	73,178	—	73,178
Denmark	3,762,639	35,969,277	—	39,731,916
Finland	—	17,228,096	—	17,228,096
France	—	125,009,258	—	125,009,258
Germany	651,832	195,652,522	—	196,304,354
Greece	—	388,781	—	388,781
Hong Kong	—	36,234,993	—	36,234,993
Ireland	23,836,036	22,824,737	—	46,660,773
Israel	3,585,624	50,891	—	3,636,515
Italy	—	48,890,633	—	48,890,633
Japan	1,512,817	299,123,990	—	300,636,807
Jersey	—	5,497,551	—	5,497,551
Luxembourg	227,599	—	—	227,599
Malta	—	106,240	—	106,240
Mexico	2,451,153	—	—	2,451,153
Netherlands	10,756,151	91,753,101	—	102,509,252
New Zealand	—	1,144,720	—	1,144,720
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Semiannual Report 2020	17

Portfolio of Investments  (continued)
February 29, 2020 (Unaudited)
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Norway	—	511,149	—	511,149
Panama	7,500,558	—	—	7,500,558
Peru	6,941,916	—	—	6,941,916
Portugal	—	497,949	—	497,949
Russian Federation	84,794	14,269,024	—	14,353,818
Singapore	—	7,865,212	—	7,865,212
South Africa	—	14,553,789	—	14,553,789
South Korea	128,596	67,751,545	—	67,880,141
Spain	3,198,693	46,668,366	—	49,867,059
Sweden	884,826	32,165,891	—	33,050,717
Switzerland	3,213,569	139,123,422	—	142,336,991
Taiwan	27,563,011	2,073,230	—	29,636,241
Turkey	—	3,592,191	—	3,592,191
United Kingdom	12,623,795	287,070,672	—	299,694,467
United States	15,623,768	—	—	15,623,768
Total Common Stocks	251,075,754	1,600,117,698	—	1,851,193,452
Exchange-Traded Equity Funds	2,939,847	—	—	2,939,847
Preferred Stocks
Germany	—	30,835,907	—	30,835,907
Russian Federation	—	38,591	—	38,591
Spain	—	2,555,481	—	2,555,481
Total Preferred Stocks	—	33,429,979	—	33,429,979
Money Market Funds	21,104,406	—	—	21,104,406
Total Investments in Securities	275,120,007	1,633,547,677	—	1,908,667,684
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager International Equity Strategies Fund | Semiannual Report 2020

Statement of Assets and Liabilities
February 29, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,994,036,172)	$1,887,563,278
Affiliated issuers (cost $21,103,073)	21,104,406
Foreign currency (cost $5,006,752)	4,953,555
Receivable for:
Investments sold	20,390,045
Capital shares sold	2,899,939
Dividends	3,998,620
Foreign tax reclaims	2,179,889
Expense reimbursement due from Investment Manager	1,491
Prepaid expenses	5,115
Trustees’ deferred compensation plan	25,263
Other assets	6,275
Total assets	1,943,127,876
Liabilities
Due to custodian	1,638,261
Payable for:
Investments purchased	18,808,527
Capital shares purchased	3,127,970
Management services fees	42,040
Transfer agent fees	226,896
Compensation of board members	1,161
Compensation of chief compliance officer	145
Other expenses	181,962
Trustees’ deferred compensation plan	25,263
Total liabilities	24,052,225
Net assets applicable to outstanding capital stock	$1,919,075,651
Represented by
Paid in capital	2,129,095,844
Total distributable earnings (loss)	(210,020,193)
Total - representing net assets applicable to outstanding capital stock	$1,919,075,651
Institutional Class
Net assets	$1,919,073,404
Shares outstanding	213,138,342
Net asset value per share	$9.00
Institutional 3 Class
Net assets	$2,247
Shares outstanding	249
Net asset value per share	$9.02
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Semiannual Report 2020	19

Statement of Operations
Six Months Ended February 29, 2020 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$19,163,965
Dividends — affiliated issuers	210,090
Foreign taxes withheld	(1,711,725)
Total income	17,662,330
Expenses:
Management services fees	8,105,996
Transfer agent fees
Institutional Class	1,584,284
Institutional 3 Class(a)	1
Compensation of board members	20,922
Custodian fees	169,668
Printing and postage fees	117,679
Registration fees	29,397
Audit fees	16,192
Legal fees	22,126
Line of credit interest	50
Compensation of chief compliance officer	387
Other	58,038
Total expenses	10,124,740
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(65,818)
Total net expenses	10,058,922
Net investment income	7,603,408
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(8,582,893)
Investments — affiliated issuers	1,638
Foreign currency translations	53,404
Net realized loss	(8,527,851)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	36,757,842
Investments — affiliated issuers	1,333
Foreign currency translations	(57,112)
Net change in unrealized appreciation (depreciation)	36,702,063
Net realized and unrealized gain	28,174,212
Net increase in net assets resulting from operations	$35,777,620

(a)	Institutional 3 Class shares are based on operations from December 18, 2019 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager International Equity Strategies Fund | Semiannual Report 2020

Statement of Changes in Net Assets
	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Operations
Net investment income	$7,603,408	$47,997,636
Net realized loss	(8,527,851)	(80,341,522)
Net change in unrealized appreciation (depreciation)	36,702,063	(86,277,279)
Net increase (decrease) in net assets resulting from operations	35,777,620	(118,621,165)
Distributions to shareholders
Net investment income and net realized gains
Institutional Class	(51,346,180)	(14,001,879)
Total distributions to shareholders	(51,346,180)	(14,001,879)
Increase (decrease) in net assets from capital stock activity	33,511,813	(9,518,669)
Total increase (decrease) in net assets	17,943,253	(142,141,713)
Net assets at beginning of period	1,901,132,398	2,043,274,111
Net assets at end of period	$1,919,075,651	$1,901,132,398

	Six Months Ended		Year Ended
	February 29, 2020 (Unaudited)		August 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Institutional Class
Subscriptions	17,173,689	168,173,234	44,454,811	408,309,500
Distributions reinvested	5,114,161	51,346,180	1,678,866	14,001,741
Redemptions	(19,033,930)	(186,010,101)	(47,483,266)	(431,829,910)
Net increase (decrease)	3,253,920	33,509,313	(1,349,589)	(9,518,669)
Institutional 3 Class(a)
Subscriptions	249	2,500	—	—
Net increase	249	2,500	—	—
Total net increase (decrease)	3,254,169	33,511,813	(1,349,589)	(9,518,669)

(a)	Institutional 3 Class shares are based on operations from December 18, 2019 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Semiannual Report 2020	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional Class
Six Months Ended 2/29/2020 (Unaudited)	$9.06	0.04	0.15	0.19	(0.25)	(0.25)
Year Ended 8/31/2019	$9.67	0.23	(0.77)	(0.54)	(0.07)	(0.07)
Year Ended 8/31/2018(f)	$10.00	0.04	(0.37)	(0.33)	—	—
Institutional 3 Class
Six Months Ended 2/29/2020 (Unaudited)(g)	$10.04	0.02	(1.04)(h)	(1.02)	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Ratios include interfund lending expense which is less than 0.01%.
(f)	Institutional Class shares commenced operations on May 17, 2018. Per share data and total return reflect activity from that date.
(g)	Institutional 3 Class shares commenced operations on December 18, 2019. Per share data and total return reflect activity from that date.
(h)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager International Equity Strategies Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional Class
Six Months Ended 2/29/2020 (Unaudited)	$9.00	1.80%	0.99%(c),(d)	0.99%(c),(d)	0.75%(c)	29%	$1,919,073
Year Ended 8/31/2019	$9.06	(5.53%)	1.02%(e)	1.02%(e)	2.54%	63%	$1,901,132
Year Ended 8/31/2018(f)	$9.67	(3.30%)	1.05%(c)	1.05%(c)	1.51%(c)	17%	$2,043,274
Institutional 3 Class
Six Months Ended 2/29/2020 (Unaudited)(g)	$9.02	(10.16%)	0.84%(c)	0.84%(c)	1.00%(c)	29%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Semiannual Report 2020	23

Notes to Financial Statements
February 29, 2020 (Unaudited)
Note 1. Organization
Multi-Manager International Equity Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes listed in the Statement of Assets and Liabilities which are not subject to any front-end sales charge or contingent deferred sales charge. Institutional 3 Class shares commenced operations on December 18, 2019.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
24	Multi-Manager International Equity Strategies Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Multi-Manager International Equity Strategies Fund | Semiannual Report 2020	25

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.67% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended February 29, 2020 was 0.79% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Arrowstreet Capital, Limited Partnership (Arrowstreet), Baillie Gifford Overseas Limited (Baillie Gifford) and Causeway Capital Management LLC (Causeway) to subadvise a portion of the Fund. The Investment Manager compensates Arrowstreet, Baillie Gifford and Causeway to manage the investments of a portion of the Fund’s assets.
26	Multi-Manager International Equity Strategies Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares.
For the six months ended February 29, 2020, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Institutional Class	0.16
Institutional 3 Class	0.02
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Multi-Manager International Equity Strategies Fund | Semiannual Report 2020	27

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 19, 2019 through December 31, 2020	Prior to December 19, 2019
Institutional Class	0.99%	1.07%
Institutional 3 Class	0.84	-
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 29, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
2,015,139,000	129,140,000	(235,611,000)	(106,471,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
(72,854,354)	(8,611,927)	(81,466,281)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
28	Multi-Manager International Equity Strategies Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $571,241,475 and $589,543,276, respectively, for the six months ended February 29, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended February 29, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
For the six months ended February 29, 2020, the Fund’s borrowing activity was as follows:
Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
300,000	3.01	2
Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at February 29, 2020.
Multi-Manager International Equity Strategies Fund | Semiannual Report 2020	29

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Geographic focus risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted
30	Multi-Manager International Equity Strategies Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020 (Unaudited)
business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At February 29, 2020, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Multi-Manager International Equity Strategies Fund | Semiannual Report 2020	31

Multi-Manager International Equity Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR302_08_K01_(04/20)

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust I
By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	April 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	April 29, 2020
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	April 29, 2020
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	April 29, 2020